UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-08786

                          Pioneer Variable Contracts Trust
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  December 31


Date of reporting period:  January 1, 2017 through June 30, 2017


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.


                                                           [LOGO] Amundi Pioneer
                                                                  ==============
                                                                ASSET MANAGEMENT

                                                PIONEER VARIABLE CONTRACTS TRUST

                             Pioneer Bond VCT Portfolio -- Class I and II Shares

                                                               SEMIANNUAL REPORT

                                                                   June 30, 2017

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST

Table of Contents

Pioneer Bond VCT Portfolio

  Portfolio and Performance Update                                             2

  Comparing Ongoing Portfolio Expenses                                         3

  Portfolio Management Discussion                                              4

  Schedule of Investments                                                      8

  Financial Statements                                                        40

  Notes to Financial Statements                                               45

  Additional Information                                                      54

  Approval of New and Interim Management Agreements                           55

  Trustees, Officers and Service Providers                                    61

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/17
--------------------------------------------------------------------------------

Portfolio Diversification*
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Government Securities                                                 42.4%
U.S. Corporate Bonds                                                       22.3%
Collateralized Mortgage Obligations                                        14.5%
International Corporate Bonds                                               6.7%
Asset Backed Securities                                                     5.0%
Senior Secured Loans                                                        4.2%
Closed-End Fund                                                             1.6%
Municipal Bonds                                                             0.9%
Convertible Preferred Stocks                                                0.9%
Foreign Government Bonds                                                    0.8%
Temporary Cash Investment                                                   0.7%

* Includes investments in insurance linked securities totaling 0.0%+ of total investment portfolio.

+    Amount rounds to less than 0.1%.

Five Largest Holdings
(As a percentage of total long--term holdings)*

--------------------------------------------------------------------------------
1. U.S. Treasury Bill, 7/6/17                                              4.38%
--------------------------------------------------------------------------------
2. Fannie Mae, 3.5%, 7/13/17                                               3.43
--------------------------------------------------------------------------------
3. U.S. Treasury Bill, 9/28/17                                             3.16
--------------------------------------------------------------------------------
4. U.S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/46                    1.70
--------------------------------------------------------------------------------
5. Pioneer ILS Interval Fund                                               1.67
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/17
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share                      6/30/17            12/31/16
    Class I                                    $11.02             $10.96
    Class II                                   $11.04             $10.99

                             Net
Distributions per Share      Investment       Short-Term         Long-Term
(1/1/17 - 6/30/17)           Income           Capital Gains      Capital Gains
    Class I                  $0.1528          $0.0239            $0.0145
    Class II                 $0.1394          $0.0239            $0.0145

================================================================================
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Class I and II shares of Pioneer Bond VCT Portfolio at net asset value during the periods shown, compared to that of the Bloomberg Barclays U.S. Aggregate Bond Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]


          Pioneer Bond VCT       Pioneer Bond VCT        Bloomberg Barclays U.S.
          Portfolio Class I      Portfolio Class II      Aggregate Bond Index
6/07      $10,000                $10,000                 $10,000
6/08      $10,736                $10,710                 $10,712
6/09      $11,347                $11,291                 $11,360
6/10      $13,043                $12,947                 $12,439
6/11      $13,915                $13,793                 $12,924
6/12      $14,819                $14,661                 $13,890
6/13      $15,371                $15,177                 $13,795
6/14      $16,351                $16,101                 $14,398
6/15      $16,640                $16,333                 $14,666
6/16      $17,342                $16,982                 $15,546
6/17      $17,709                $17,297                 $15,497

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged, market value-weighted measure of Treasury and agency issues, corporate bond issues and mortgage-backed securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

================================================================================
Average Annual Total Returns
(As of June 30, 2017)

--------------------------------------------------------------------------------
                                                     Bloomberg Barclays
                                                         U.S. Aggregate
                  Class I            Class II*               Bond Index
--------------------------------------------------------------------------------
10 years           5.88%                 5.63%                    4.48%
5 years            3.63%                 3.36%                    2.21%
1 year             2.12%                 1.85%                   -0.31%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

* Class II shares commenced operations on November 9, 2007. Performance shown for periods prior to the inception of Class II shares on November 9, 2007 is based on the performance of Class I shares reduced to reflect the higher expenses of Class II shares.

Call 800-688-9915 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Bond VCT Portfolio

Based on actual returns from January 1, 2017 through June 30, 2017.

Share Class                                                 I              II
--------------------------------------------------------------------------------
Beginning Account Value on 1/1/17                      $1,000.00       $1,000.00
Ending Account Value on 6/30/17                        $1,023.00       $1,020.80
Expenses Paid During Period*                           $    3.06       $    4.31

* Expenses are equal to the Portfolio's annualized net expense ratio of 0.61% and 0.86% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Bond VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2017 through June 30, 2017.

Share Class                                                I               II
--------------------------------------------------------------------------------
Beginning Account Value on 1/1/17                     $1,000.00        $1,000.00
Ending Account Value on 6/30/17                       $1,021.77        $1,020.53
Expenses Paid During Period*                          $    3.06        $    4.31

* Expenses are equal to the Portfolio's annualized net expense ratio of 0.61% and 0.86% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/17
--------------------------------------------------------------------------------

Call 800-688-9915 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Important Note: On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world. Amundi, one of the world's largest asset managers, is headquartered in Paris, France. As a result of the transaction, Pioneer Investment Management, Inc., the Portfolio's investment adviser, became an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A., a wholly owned subsidiary of UniCredit S.p.A.

In connection with the transaction, the names of the Portfolio's investment adviser and principal underwriter changed. Effective July 3, 2017, the name of Pioneer Investment Management, Inc. changed to Amundi Pioneer Asset Management, Inc. and the name of Pioneer Funds Distributor, Inc. changed to Amundi Pioneer Distributor, Inc.

This transaction does not impact your existing relationship with Pioneer Investments or the methods you use to communicate with us, as the contact telephone numbers and services you expect will remain the same. We are excited, however, to be launching a new website representing the combined company. Come visit us at: www.amundipioneer.com.

As investors lowered their expectations for an accelerating U.S. economy, the bond market generated moderate, positive results over the six-month period ended June 30, 2017. In the following interview, Kenneth J. Taubes and Charles Melchreit discuss the factors that affected the performance of Pioneer Bond VCT Portfolio during the six-month period ended June 30, 2017. Mr. Taubes, Executive Vice President, Chief Investment Officer, U.S. Investment Management, and a portfolio manager at Amundi Pioneer Asset Management, Inc. ("Amundi Pioneer"), is responsible for the daily management of the Portfolio, along with Mr. Melchreit, Director of Investment-Grade Management, a senior vice president and a portfolio manager at Amundi Pioneer.

Q: How did the Portfolio perform during the six-month period ended June 30, 2017?

A: Pioneer Bond VCT Portfolio's Class I shares returned 2.30% at net asset value during the six-month period ended June 30, 2017, and Class II shares returned 2.08%, while the Portfolio's benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (the Bloomberg Barclays Index), returned 2.27%. During the same period, the average return of the 17 variable portfolios in Lipper's Corporate Debt A-Rated Underlying Funds category was 2.70%.

Q: How would you describe the investment environment in the fixed-income markets during the first half of 2017?

A: It was a period that saw financial market participants temper their earlier expectations that the domestic economy was positioned for an acceleration in growth. While the expectation that the U.S. economy would expand remained, optimism for a significant increase in growth waned, and while the more credit-sensitive sectors of the fixed-income markets continued to perform positively during the period, highly interest-rate-sensitive sectors produced more mixed results.

     During the six months, the nation's gross domestic product (GDP) maintained its modest annual growth rate of approximately 2%, although growth in the first quarter came in at a disappointing 1.4%. New-job creation continued

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

     expanding at a robust pace over the period, however, and the housing market kept registering impressive gains. The U.S. Federal Reserve (the Fed) gradually tightened monetary policy by raising short-term interest rates twice -- once in March and again in June. The Fed has now increased rates three times since last December. However, the Fed also reported that wage inflation was not increasing as much as had been hoped, and hinted that while it still planned to raise rates further, some hikes might be delayed a bit.

     Economic fundamentals drove some of the lowered growth expectations, but assessments of political factors also contributed to the shift in market sentiment. With the Republicans (GOP) in control of the White House and both houses of Congress, many observers had anticipated a dramatic increase in fiscal stimulus to the economy through the passage of legislation on tax reform and infrastructure investment. However, difficulties in passing a health care law to alter/replace the Affordable Care Act created uncertainties about the likelihood that the GOP-led legislature would be able to agree upon major economic initiatives. That in turn created doubt about how soon any pro- growth economic proposals might become law. At the same time, the Trump administration, through various executive orders and government-agency initiatives, did at least begin to follow through on its promises to lighten government regulation of the economy.

     During the six months, the yield curve - which reflects the difference between yields of securities with different maturities - flattened. While yields of shorter-maturity securities continued to rise as the Fed raised rates, yields of 10-year and 30-year Treasuries declined somewhat as fears of an imminent spike in inflation receded, leading to outperformance by longer-maturity debt. The more credit-sensitive areas of the market did well, as investors sought out higher yields in a generally low-yield environment.

     Over the six months, higher-quality securities with lower yields, including U.S. Treasuries, lagged. Credit, in general, outperformed, with investment-grade and high-yield corporate bonds performing particularly well as the domestic economy continued to grow at a persistent, if slightly slower pace. Economic growth in Europe, too, was surprisingly strong. Within corporates, industrial bonds, especially those issued by basic materials and energy companies, performed very well, followed by financials, notably the debt of banks and insurance companies. While the "spread sectors," which offer higher yields than Treasuries, generally outperformed, one exception was the government-agency mortgage area. Foreign investors, who appeared to be concerned that the Fed might taper its purchases of government mortgages, found the asset class less attractive. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.)

Q: What factors influenced the Portfolio's performance relative to the Bloomberg Barclays Index during the six-month period ended June 30, 2017?

A: Both sector allocation and security selection aided the Portfolio's relative results, with a notable underweighting of U.S. Treasuries proving to be a big advantage as virtually every spread sector, including corporate bonds, asset-backed securities (ABS), and non-government mortgage securities outperformed Treasuries. The Portfolio's underweight to fixed-rate Treasuries

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/17                              (continued)
--------------------------------------------------------------------------------

     remains significant, as they accounted for more than 36% of the Bloomberg Barclays Index as of June 30, 2017, while the Portfolio's allocation was right around 1%.

     The Portfolio's benchmark-relative overweighting of corporate bonds, and its exposures to debt securities rated BBB and BB, relative to higher-rated corporates, proved to be a major performance advantage during the period as the credit sectors rallied. In particular, the Portfolio's overweighting of industrial bonds, including debt of basic materials and energy companies, and of financial bonds, notably bonds issued by banks and insurance companies, helped benchmark-relative returns, as did exposures to non-government mortgages and ABS.

     While government-agency mortgages in general did not perform as well as other non-Treasury sectors, the Portfolio's exposure to government mortgages also helped performance during the period, due to good security selection results.

     The most notable factor holding back the Portfolio's benchmark-relative performance over the six-month period was its short-duration stance compared with the Bloomberg Barclays Index. We adopted the short-duration stance to guard against the effects of rising interest rates, which we had anticipated. However, when longer- and intermediate yields fell, the short-duration position proved to be a handicap to the Portfolio's benchmark-relative returns. As of June 30, 2017, the Portfolio's effective duration was 5.35 years. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years. In general, longer-duration portfolios do well when interest rates decline, while shorter-duration portfolios do relatively better when interest rates rise.)

Q: Did the Portfolio have any investments in derivative securities during the six-month period ended June 30, 2017? If so, did the derivatives have any material impact on performance?

A: Yes, we invested the Portfolio in Treasury futures and credit default swaps. We invested in Treasury futures as part of our decision to maintain a short duration in the Portfolio, and to implement a "barbelled" yield-curve position. The Treasury futures had a modest positive effect on performance, as the curve positioning contributed more to returns than the short-duration position detracted from them. We invested in credit default swaps to add to the Portfolio's exposure to corporate bonds, and the investments had a slight positive impact on results.

Q: What factors affected the Portfolio's yield, or distributions to shareholders, during the six-month period ended June 30, 2017?

A: The Portfolio's yield increased during the six months, as we increased allocations to higher-yielding corporate bonds and mortgage-backed securities (MBS).

Q: What is your investment outlook and how is the Portfolio positioned heading into the second half of the fiscal year?

A: As we have positioned the Portfolio for the second half of the year, we have shortened its duration slightly, as we think it is increasingly likely that interest

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

A Word About Risk:

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

When interest rates rise, the prices of fixed-income securities in the Portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Portfolio will generally rise.

Investments in the Portfolio are subject to possible loss due to the financial failure of the issuers of the underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income and lose the opportunity for additional price appreciation.

Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

The securities issued by U.S. Government-sponsored entities (i.e., FNMA, Freddie
Mac) are neither guaranteed nor issued by the U.S. Government.

The Portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to prepayments.

At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.


rates will rise, especially after the recent declines in longer- and intermediate-term rates. As we have done that, we have added to the Portfolio's positions in debt with five- and 10-year maturities, while cutting back on exposure to longer-term securities. We also have established a 3% Portfolio position in Treasury Inflation Protected Securities (TIPS), as we think we may begin to see a slight increase in inflationary pressures.

By sector, we have slightly reduced the Portfolio's exposures to credit-sensitive debt, such as corporate bonds and ABS, in the wake of their good performance in recent months. While the Portfolio remains overweight in credit, we have decreased those positions more so over concerns about higher relative valuations than because of any worries about the health of the economy, which appears fundamentally sound. At the same time, we have maintained and increased the Portfolio's exposures to securitized mortgages, including non-government agency mortgages, as we think the domestic housing industry should continue to do well as the economy expands at a modest pace.

We anticipate that U.S. GDP will maintain an annual growth rate of around 2%. We do not expect a dramatic acceleration in economic growth, however, as we remain uncertain about whether the administration and Congress can soon reach agreements on any type of stimulus legislation, such as tax reform or infrastructure spending. We anticipate that the Fed will continue to gradually tighten monetary policy by raising short-term interest rates and reducing its balance sheet by holding fewer government-agency mortgages and Treasuries. Those types of Fed actions are already widely anticipated, and so we don't expect the monetary tightening will have a significant impact on the capital markets.

Please refer to the Schedule of Investments on pages 8 to 39 for a full listing of Portfolio securities.

Past performance is no guarantee of future results.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of opinion as of the date of this report.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/17   (UNAUDITED)
--------------------------------------------------------------------------------

    Principal   Floating
   Amount ($)   Rate (b)                                                                                                 Value
                           CONVERTIBLE PREFERRED STOCKS - 1.0%
                           Banks - 1.0%
                           Diversified Banks - 1.0%
          659              Bank of America Corp., 7.25% (Perpetual)                                              $     831,651
          655              Wells Fargo & Co., 7.5% (Perpetual)                                                         858,777
                                                                                                                 -------------
                                                                                                                 $   1,690,428
                                                                                                                 -------------
                           Total Banks                                                                           $   1,690,428
                                                                                                                 -------------
                           TOTAL CONVERTIBLE PREFERRED STOCKS
                           (Cost $1,597,583)                                                                     $   1,690,428
                                                                                                                 -------------

                           ASSET BACKED SECURITIES - 5.2%
                           Health Care Equipment & Services - 0.1%
                           Health Care Distributors - 0.1%
      100,000              OneMain Financial Issuance Trust 2015-1, 3.19%, 3/18/26 (144A)                        $     100,997
                                                                                                                 -------------
                           Total Health Care Equipment & Services                                                $     100,997
                                                                                                                 -------------
                           Banks - 4.7%
                           Thrifts & Mortgage Finance - 4.7%
      100,000              American Homes 4 Rent 2015-SFR1, 4.11%, 4/18/52 (144A)                                $     102,384
       40,000              Ascentium Equipment Receivables 2015-1 LLC, 3.24%, 1/10/22 (144A)                            40,226
      167,882              B2R Mortgage Trust 2015-1, 2.524%, 5/15/48 (144A)                                           166,704
       61,598              Bayview Financial Mortgage Pass-Through Trust 2006-A, 6.087%, 2/28/41 (Step)                 62,442
      260,000              Bayview Opportunity Master Fund IVA Trust Series 2017-Spl5 Cl A, 3.50%,
                           6/28/57 (144A)                                                                              266,777
      225,712       4.00   Bayview Opportunity Master Fund IVb Trust 2016-SPL2, Floating Rate Note,
                           6/28/53 (144A)                                                                              234,835
      261,181              Bayview Opportunity Master Fund IVB Trust Series 2017-Spl3 Cl A, 4.00%,
                           11/28/53 (144A)                                                                             272,694
      100,000              BCC Funding Corp X, 3.622%, 11/20/20 (144A)                                                 100,268
       12,711       1.97   Bear Stearns Asset Backed Securities I Trust 2005-FR1, Floating Rate Note, 6/25/35           12,711
        9,090       1.71   Bear Stearns Asset Backed Securities Trust 2006-SD2, Floating Rate Note, 6/25/36              8,954
      200,000              Cdgj Commercial Mortgage Trust 2014-Bxch Series 2014-Bxch Cl C, 2.83%,
                           4/15/22 (144A)                                                                              199,186
       91,034              Colony American Finance 2015-1, Ltd., 2.896%, 10/18/47 (144A)                                91,117
       60,649              Credit-Based Asset Series & Securitization LLC, 3.76404%, 7/25/35 (Step)                     60,345
       48,875              DB Master Finance LLC 2015-1, 3.98%, 2/20/45 (144A)                                          50,113
       42,218              Equifirst Mortgage Loan Trust 2003-1, 4.01%, 12/25/32 (Step)                                 42,490
      183,894       1.46   Fieldstone Mortgage Investment Trust Series 2005-3, Floating Rate Note, 2/25/36             181,106
       45,000              First Investors Auto Owner Trust 2015-2 Series 2015-2A Cl D, 4.22%, 12/15/21 (144A)          46,047
      150,000              Gls Auto Receivables Trust 2017-1 Series 2017-1A Cl , 2.98%, 12/15/21 (144A)                149,819
        6,951       1.52   GSRPM Mortgage Loan Trust 2006-2, Floating Rate Note, 9/25/36 (144A)                          6,888
      100,000       4.46   Home Partners of America 2016-1 Trust, Floating Rate Note, 3/18/33 (144A)                   102,786
       34,372              Icon Brand Holdings LLC, 4.352%, 1/25/43 (144A)                                              31,978
      200,000              Kabbage Asset Securitization Llc Series 2017-1 Cl A, 4.571%, 3/15/22 (144A)                 204,599
      100,000              LEAF Receivables Funding 10 LLC, 2.74%, 3/15/21 (144A)                                       99,284
      200,000              Leaf Receivables Funding 12 LLC Series 2017-1 Cl D, 3.10%, 4/15/22 (144A)                   199,191
      100,000              Nationstar Hecm Loan Trust 2017-1 Series 2017-1A Cl M1, 3.377%, 5/25/27 (144A)              100,000
       53,436       1.72   New Century Home Equity Loan Trust 2005-1, Floating Rate Note, 3/25/35                       53,419

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

    Principal   Floating
   Amount ($)   Rate (b)                                                                                                 Value
                           Thrifts & Mortgage Finance - (continued)
      200,000              New Residential Advance Receivables Trust Ad Series 2016-T2 Cl TT2, 3.0199%,
                           10/15/49 (144A)                                                                       $     200,152
      276,334              New Residential Mortgage Loan Trust 2017-1 Series 2017-1A Cl A1, 4.00%,
                           2/25/57 (144A)                                                                              287,286
      240,000              New Residential Mortgage Loan Trust 2017-3 Series 2017-3A Cl A1, 4.00%,
                           4/25/57 (144A)                                                                              249,271
      139,431              Novastar Mortgage Funding Trust Series 2006-1 Series 2006-1 Cl A1A,
                           1.376 %, 5/25/36                                                                            135,652
      260,000       1.89   NovaStar Mortgage Funding Trust Series 2005-3, Floating Rate Note, 1/25/36                  257,652
      300,000              Option One Mortgage Loan Trust 2005-3 Series 2005-3 Cl M2, 1.706%, 8/25/35                  289,198
        7,729       1.47   RAAC Series 2006-RP2 Trust, Floating Rate Note, 2/25/37 (144A)                                7,690
       65,065              SCF Equipment Trust 2016-1 LLC, 3.62%, 11/20/21 (144A)                                       65,387
       98,917              STORE Master Funding I LLC, 3.75%, 4/20/45 (144A)                                           100,168
          884              Structured Asset Securities Corp., 5.27%, 10/25/34 (Step)                                       910
       35,233              Terwin Mortgage Trust Series TMTS 2005-16HE, 4.26762%, 9/25/36 (Step)                        35,594
      100,000              Tidewater Sales Finance Master Trust Series 2 Series 2017-Aa Cl A, 4.55%,
                           5/15/21 (144A)                                                                              100,024
       62,108              Towd Point Mortgage Trust 2015-1 Series 2015-1 Cl AES, 3.00%, 10/25/53 (144A)                62,857
      337,901              Towd Point Mortgage Trust 2015-3 Series 2015-3 Cl A1A, 3.50%, 3/25/54 (144A)                344,707
      386,674              Towd Point Mortgage Trust 2015-3 Series 2015-3 Cl A4B, 3.50%, 3/25/54 (144A)                384,237
      391,853              Towd Point Mortgage Trust 2015-6 Series 2015-6 Cl A1B, 2.75%, 4/25/55 (144A)                394,892
      265,000              Towd Point Mortgage Trust 2015-6 Series 2015-6 Cl M1, 3.75%, 4/25/55 (144A)                 267,420
      351,250              Towd Point Mortgage Trust 2016-2 Series 2016-2 Cl A1A, 2.75%, 8/25/55 (144A)                353,647
       18,516              Towd Point Mortgage Trust 2017-2 Series 2017-2 Cl A1, 2.75%, 4/25/57 (144A)                  18,692
      300,000              Towd Point Mortgage Trust 2017-2 Series 2017-2 Cl A2, 3.25%, 4/25/57 (144A)                 305,751
      300,000              Towd Point Mortgage Trust 2017-2 Series 2017-2 Cl A4, 2.87719%, 4/25/57 (144A)              303,883
      200,000              Trafigura Securitisation Finance PLC 2 Series 2017-1A Cl A1, 2.055%, 12/15/20 (144A)        200,000
      250,000       2.81   Tricon American Homes 2015-SFR1 Trust REMICS, Floating Rate Note, 5/19/32 (144A)            251,850
       17,991              United Auto Credit Securitization Trust 2015-1, 2.92%, 6/17/19 (144A)                        18,021
      210,000              United Auto Credit Securitization Trust 2017-1 Series 2017-1 Cl C, 2.71%,
                           1/10/22 (144A)                                                                              209,991
      188,672              United Auto Credit Securitization Trust 2017-1 Series 2017-1 Cl C, 3.05%,
                           12/20/30 (144A)                                                                             189,145
       30,084              Welk Resorts 2015-A LLC, 2.79%, 6/16/31 (144A)                                               29,995
      100,000              Westlake Automobile Receivables Trust 2015-3, 3.05%, 5/17/21 (144A)                         100,508
                                                                                                                 -------------
                                                                                                                 $   8,050,943
                                                                                                                 -------------
                           Total Banks                                                                           $   8,050,943
                                                                                                                 -------------
                           Diversified Financials - 0.3%
                           Other Diversified Financial Services - 0.1%
      200,000       3.31   Colony American Homes 2014-1 REMICS, Floating Rate Note, 5/17/31 (144A)               $     200,831
                                                                                                                 -------------
                           Specialized Finance - 0.2%
       74,063              Domino's Pizza Master Issuer LLC, 3.484%, 10/25/45 (144A)                             $      74,798
      184,940              Domino's Pizza Master Issuer LLC, 5.216%, 1/27/42 (144A)                                    185,029
       33,188              JG Wentworth XXII LLC, 3.82%, 12/15/48 (144A)                                                33,524
                                                                                                                 -------------
                                                                                                                 $     293,351
                                                                                                                 -------------
                           Total Diversified Financials                                                          $     494,182
                                                                                                                 -------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/17 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

    Principal   Floating
   Amount ($)   Rate (b)                                                                                                 Value
                           Telecommunication Services - 0.1%
                           Wireless Telecommunication Services - 0.1%
      235,000       3.87   Small Business Administration Participation Certificates, Floating Rate Note,
                           10/15/49 (144A)                                                                       $     238,446
                                                                                                                 -------------
                           Total Telecommunication Services                                                      $     238,446
                                                                                                                 -------------
                           TOTAL ASSET BACKED SECURITIES
                           (Cost $8,888,776)                                                                     $   8,884,568
                                                                                                                 -------------
                           COLLATERALIZED MORTGAGE OBLIGATIONS - 15.0%
                           Banks - 13.7%
                           Thrifts & Mortgage Finance - 13.7%
      120,120       3.50   Agate Bay Mortgage Trust 2015-1, Floating Rate Note, 1/25/45 (144A)                   $     121,419
       48,779       3.50   Agate Bay Mortgage Trust 2015-2, Floating Rate Note, 3/27/45 (144A)                          49,290
       90,376       3.50   Agate Bay Mortgage Trust 2015-5, Floating Rate Note, 7/25/45 (144A)                          91,354
      165,662       3.50   Agate Bay Mortgage Trust 2015-7, Floating Rate Note, 10/25/45 (144A)                        168,804
      124,669       3.50   Agate Bay Mortgage Trust 2016-1, Floating Rate Note, 12/25/45 (144A)                        127,143
      125,000              Arbor Realty Commercial Real Estate Notes 20 Series 2017-Fl1 Cl B, 3.6588%,                 124,446
                           4/15/27
      200,000       3.36   BAMLL Commercial Mortgage Securities Trust 2014-FL1, Floating Rate Note,
                           12/17/31 (144A)                                                                             200,502
      100,000       2.70   BAMLL Commercial Mortgage Securities Trust 2015-ASHF, Floating Rate Note,
                           1/18/28 (144A)                                                                               99,960
      100,000       6.16   Banc of America Commercial Mortgage Trust 2007-4, Floating Rate Note,
                           2/10/51 (144A)                                                                               99,753
      300,000       2.51   BLCP Hotel Trust, Floating Rate Note, 8/15/29 (144A)                                        300,283
      100,000              CCRESG Commercial Mortgage Trust 2016-HEAT, 3.357%, 4/10/29 (144A)                          101,279
      200,000       3.66   CDGJ Commercial Mortgage Trust 2014-BXCH, Floating Rate Note, 12/15/27 (144A)               199,876
      496,571       3.70   Chase Mortgage Trust 2016-2, Floating Rate Note, 2/25/44 (144A)                             503,557
       16,421       3.40   CHL Mortgage Pass-Through Trust 2003-56, Floating Rate Note, 12/25/33                        16,630
      250,000              Citigroup Commercial Mortgage Trust 2014-GC19 Series 2014-GC19 Cl B,
                           4.805%, 3/10/47                                                                             269,102
      250,000              Citigroup Commercial Mortgage Trust 2014-GC25 Series 2014-GC25 Cl B,
                           4.345%, 10/10/47                                                                            260,354
      150,000              Citigroup Commercial Mortgage Trust 2015-GC27 Series 2015-GC27 Cl A5,
                           3.137%, 2/10/48                                                                             150,686
       81,504       3.51   Colony American Homes 2014-2 REMICS, Floating Rate Note, 7/17/31 (144A)                      81,741
       25,000              COMM 2012-CCRE2 Mortgage Trust REMICS, 3.791%, 8/17/45                                       26,030
       23,000              COMM 2012-CCRE4 Mortgage Trust, 2.436%, 10/17/45                                             23,222
      200,000       5.34   COMM 2013-CCRE11 Mortgage Trust, Floating Rate Note, 8/12/50 (144A)                         212,910
       50,000              COMM 2013-LC6 Mortgage Trust, 2.941%, 1/10/46                                                50,535
      233,783       4.66   COMM 2014-CCRE20 Mortgage Trust, Floating Rate Note, 11/10/47                               237,995
      100,000       3.31   COMM 2014-FL5 Mortgage Trust, Floating Rate Note, 10/15/31 (144A)                            99,438
      150,000              COMM 2014-UBS4 Mortgage Trust, 3.42%, 8/10/47                                               153,303
      100,000       3.81   COMM 2015-CCRE23 Mortgage Trust, Floating Rate Note, 5/12/48 (144A)                          99,699
      100,000       4.70   COMM 2015-CCRE25 Mortgage Trust, Floating Rate Note, 8/12/48                                105,508
      210,000              COMM 2015-CCRE26 Mortgage Trust REMICS, 3.63%, 10/13/48                                     217,509
      150,000              COMM 2015-LC23 Mortgage Trust REMICS, 3.774%, 10/10/53                                      156,923
      246,708              Commercial Mortgage Pass Through Certificates, 2.822%, 10/17/45                             249,455
      175,000       4.69   CSAIL 2016-C5 Commercial Mortgage Trust REMICS, Floating Rate Note, 11/15/48                177,757
      100,000              CSAIL 2016-C6 Commercial Mortgage Trust, 3.0898%, 1/15/49                                    99,245
      198,784       1.55   CSMC Trust 2013-IVR2, Floating Rate Note, 4/27/43 (144A)                                    187,739

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

    Principal   Floating
   Amount ($)   Rate (b)                                                                                                 Value
                           Thrifts & Mortgage Finance - (continued)
      135,155              CSMC Trust 2013-Ivr3 Series 2013-IVR3 Cl A1, 2.50%, 5/25/43                           $     128,450
      271,105              CSMC Trust 2013-Ivr3 Series 2013-IVR3 Cl B4, 3.459%, 5/25/43                                263,435
       90,368       3.46   CSMC Trust 2013-IVR3, Floating Rate Note, 5/25/43 (144A)                                     92,576
      370,967              CSMC Trust 2013-Th1 Series 2013-TH1 Cl A1, 2.13%, 2/25/43                                   354,660
      146,202       3.50   CSMC Trust 2014-IVR3 REMICS, Floating Rate Note, 7/25/44 (144A)                             147,364
      161,393       3.00   CSMC Trust 2014-OAK1, Floating Rate Note, 11/25/44 (144A)                                   161,110
      180,181       3.94   CSMC Trust 2014-WIN1, Floating Rate Note, 9/25/44 (144A)                                    166,718
       86,898       3.50   CSMC Trust 2014-WIN2, Floating Rate Note, 10/25/44 (144A)                                    88,665
      284,098              CSMC Trust 2015-2, 3.0%, 2/25/45 (144A)                                                     280,202
      153,809              CSMC Trust 2015-2, 3.0%, 2/25/45 (144A)                                                     153,773
      142,387              CSMC Trust 2015-2, 3.5%, 2/25/45 (144A)                                                     144,150
       75,571       3.87   CSMC Trust 2015-WIN1, Floating Rate Note, 12/25/44 (144A)                                    72,731
      206,484       3.50   CSMLT 2015-1 Trust, Floating Rate Note, 5/25/45 (144A)                                      209,608
      250,000              DBJPM 16-C3 Mortgage Trust, 2.89%, 9/10/49                                                  245,716
      370,097              Firstkey Mortgage Trust 2014-1 Series 2014-1 Cl A12, 3.50%, 11/25/44                        375,027
      100,000       3.49   GAHR Commercial Mortgage Trust 2015-NRF, Floating Rate Note, 12/15/34 (144A)                101,815
      100,000              GS Mortgage Securities Corp Trust 2012-SHOP, 2.933%, 6/5/31 (144A)                          101,717
       25,000              GS Mortgage Securities Corp. II, 3.682%, 2/10/46 (144A)                                      25,604
       50,000       3.28   Irvine Core Office Trust 2013-IRV, Floating Rate Note, 5/15/48 (144A)                        51,354
      101,066              JP Morgan Chase Commercial Mortgage Securities Trust 2011-C5, 4.1712%, 8/15/46              107,597
      450,000              JP Morgan Chase Commercial Mortgage Securities Trust 2012-LC9, 2.84%, 12/15/47              455,370
      100,000       3.36   JP Morgan Chase Commercial Mortgage Securities Trust 2014-FL4 REMICS,
                           Floating Rate Note, 12/16/30 (144A)                                                          99,163
      100,000       3.26   JP Morgan Chase Commercial Mortgage Securities Trust 2014-FL5 REMICS,
                           Floating Rate Note, 7/15/31 (144A)                                                           98,750
      200,000       3.91   JP Morgan Chase Commercial Mortgage Securities Trust 2015-SGP, Floating
                           Rate Note, 7/15/36 (144A)                                                                   201,246
      159,139       3.00   JP Morgan Mortgage Trust 2013-1, Floating Rate Note, 3/25/43 (144A)                         158,523
      142,434       3.00   JP Morgan Mortgage Trust 2013-1, Floating Rate Note, 3/25/43 (144A)                         144,048
      134,419       3.50   JP Morgan Mortgage Trust 2013-2, Floating Rate Note, 5/25/43 (144A)                         136,378
      142,214       3.50   JP Morgan Mortgage Trust 2014-1 REMICS, Floating Rate Note, 1/25/44 (144A)                  144,286
       56,886       3.50   JP Morgan Mortgage Trust 2014-1 REMICS, Floating Rate Note, 1/25/44 (144A)                   57,572
      134,598       3.00   JP Morgan Mortgage Trust 2014-2, Floating Rate Note, 6/25/29 (144A)                         135,828
       91,641       3.40   JP Morgan Mortgage Trust 2014-2, Floating Rate Note, 6/25/29 (144A)                          92,484
      231,775       3.42   JP Morgan Mortgage Trust 2014-2, Floating Rate Note, 6/25/29 (144A)                         220,501
       69,881       3.00   JP Morgan Mortgage Trust 2014-5, Floating Rate Note, 10/25/29 (144A)                         70,542
       38,148       3.00   JP Morgan Mortgage Trust 2014-5, Floating Rate Note, 10/25/29 (144A)                         36,528
      137,563       3.50   JP Morgan Mortgage Trust 2015-4, Floating Rate Note, 6/26/45 (144A)                         139,481
      297,312              JP Morgan Mortgage Trust 2016-1, 3.5%, 5/25/46 (144A)                                       301,458
      253,321              JP Morgan Mortgage Trust 2016-1, 3.5%, 5/25/46 (144A)                                       258,032
      126,854       3.90   JP Morgan Mortgage Trust 2016-1, Floating Rate Note, 5/25/46 (144A)                         123,847
      324,488              JP Morgan Mortgage Trust 2016-2, 2.690842%, 6/25/46 (144A)                                  320,037
      438,429       3.00   JP Morgan Mortgage Trust 2016-3, Floating Rate Note, 10/25/46 (144A)                        443,143
      257,651       3.50   JP Morgan Mortgage Trust 2016-4, Floating Rate Note, 10/25/46 (144A)                        262,442
      258,348       3.50   JP Morgan Mortgage Trust 2017-1, Floating Rate Note, 1/25/47 (144A)                         261,789
      320,000       3.50   JP Morgan Mortgage Trust 2017-1, Floating Rate Note, 1/25/47 (144A)                         321,610
      384,927       2.60   JP Morgan Mortgage Trust, Floating Rate Note, 12/25/46 (144A)                               384,127
      264,895       2.62   JP Morgan Trust 2015-1 REMICS, Floating Rate Note, 12/25/44 (144A)                          263,101

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/17 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

    Principal   Floating
   Amount ($)   Rate (b)                                                                                                 Value
                           Thrifts & Mortgage Finance - (continued)
       82,380       3.00   JP Morgan Trust 2015-3 REMICS, Floating Rate Note, 5/25/45 (144A)                     $      82,536
      257,333       3.50   JP Morgan Trust 2015-6, Floating Rate Note, 10/25/45 (144A)                                 260,922
      200,000              JPMBB Commercial Mortgage Securities Trust 2014-C22 REMICS, 3.8012%, 9/15/47                209,313
      100,000       3.22   JPMDB Commercial Mortgage Securities Trust 2016-C4, Floating Rate Note,
                           12/15/49 (144A)                                                                              77,379
       46,627       2.25   La Hipotecaria Panamanian Mortgage Trust 2010-1, Floating Rate Note, 9/8/39 (144A)           48,273
      390,000              Mill City Mortgage Loan Trust 2017-2 Series 2017-2 Cl A1, 2.75%, 8/25/56                    393,609
      150,000              Morgan Stanley Bank of America Merrill Lynch Trust 2012-C6, 2.858%, 11/15/45                152,200
      350,000              Morgan Stanley Bank of America Merrill Lynch Trust 2016-C31, 3.527%, 10/15/26               355,352
       57,018              Morgan Stanley Capital I Trust 2007-HQ13, 5.569%, 12/15/44                                   57,326
      150,000              Morgan Stanley Capital I Trust 2016-UBS12, 3.596%, 12/15/49                                 155,036
      122,396       3.75   New Residential Mortgage Loan Trust 2015-1, Floating Rate Note, 5/28/52 (144A)              124,642
      155,034       3.75   New Residential Mortgage Loan Trust 2015-2, Floating Rate Note, 8/25/55 (144A)              156,601
      353,504              New Residential Mortgage Loan Trust 2017-2 Series 2017-2A Cl A3, 4.00%, 3/25/57             368,073
      353,504              New Residential Mortgage Loan Trust 2017-2 Series 2017-2A Cl A4, 4.00 %, 3/25/57            367,277
      241,833       3.31   NRP Mortgage Trust 2013-1, Floating Rate Note, 7/25/43 (144A)                               232,456
      334,338       3.25   NRP Mortgage Trust 2013-1, Floating Rate Note, 7/25/43 (144A)                               334,586
        1,260              RREF 2015-LT7 LLC, 3.0%, 12/27/32 (144A)                                                      1,260
       75,396       1.81   Sequoia Mortgage Trust 2012-6, Floating Rate Note, 12/26/42                                  70,472
      264,712       1.87   Sequoia Mortgage Trust 2013-2, Floating Rate Note, 2/25/43                                  253,472
      135,782       2.33   Sequoia Mortgage Trust 2013-4 REMICS, Floating Rate Note, 4/27/43                           130,674
      293,165       2.50   Sequoia Mortgage Trust 2013-4, Floating Rate Note, 4/27/43                                  284,188
      167,310       1.55   Sequoia Mortgage Trust 2013-4, Floating Rate Note, 4/27/43                                  162,764
      128,944       3.49   Sequoia Mortgage Trust 2013-4, Floating Rate Note, 4/27/43                                  128,638
      338,120       3.00   Sequoia Mortgage Trust 2013-5 REMICS, Floating Rate Note, 5/25/43 (144A)                    336,741
      256,560       3.53   Sequoia Mortgage Trust 2013-6, Floating Rate Note, 5/25/43                                  257,910
      356,929       2.50   Sequoia Mortgage Trust 2013-6, Floating Rate Note, 5/26/43                                  346,424
      110,922       2.50   Sequoia Mortgage Trust 2013-7, Floating Rate Note, 6/25/43                                  105,362
       74,947       3.00   Sequoia Mortgage Trust 2013-7, Floating Rate Note, 6/25/43                                   74,095
       80,764       3.00   Sequoia Mortgage Trust 2015-1, Floating Rate Note, 1/25/45 (144A)                            79,137
      267,688       3.50   Sequoia Mortgage Trust 2015-2, Floating Rate Note, 5/25/45 (144A)                           270,584
      216,059       3.00   Sequoia Mortgage Trust 2015-4, Floating Rate Note, 11/25/30 (144A)                          217,966
      127,268       3.50   Sequoia Mortgage Trust 2016-2, Floating Rate Note, 8/25/46 (144A)                           127,157
      112,608       3.77   Sequoia Mortgage Trust 2016-2, Floating Rate Note, 8/25/46 (144A)                           109,175
      392,512       3.50   Sequoia Mortgage Trust 2017-2, Floating Rate Note, 3/25/47 (144A)                           401,568
      293,883              Sequoia Mortgage Trust 2017-3 Series 2017-3 Cl A1, 3.50%, 4/25/47                           297,074
      119,580       3.50   Sequoia Mortgage Trust, Floating Rate Note, 9/25/42                                         121,084
      284,004       2.07   Sequoia Mortgage Trust, Floating Rate Note, 9/25/42                                         269,415
      197,382       3.00   Shellpoint Co-Originator Trust 2016-1, Floating Rate Note, 10/25/31 (144A)                  198,569
      246,852              Shellpoint Co-Originator Trust 2017-1 Series 2017-1 Cl A1, 3.50%, 4/25/44                   249,620
       45,112       3.65   Velocity Commercial Capital Loan Trust 2015-1, Floating Rate Note, 6/25/45 (144A)            45,422
      150,000              Wells Fargo Commercial Mortgage Trust 2014-LC16 REMICS, 3.477%, 8/15/50                     156,658
      260,000              Wells Fargo Commercial Mortgage Trust 2015-NXS3, 3.617%, 9/17/57                            269,111
       64,921              WFRBS Commercial Mortgage Trust 2011-C3, 3.998%, 3/15/44 (144A)                              66,247
      100,000       4.49   WFRBS Commercial Mortgage Trust 2013-C12, Floating Rate Note, 3/15/48 (144A)                 93,091
      150,000              WFRBS Commercial Mortgage Trust 2013-C16, 4.136%, 9/17/46                                   160,915
      228,727       3.91   WinWater Mortgage Loan Trust 2015-2, Floating Rate Note, 2/20/45 (144A)                     216,363

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

    Principal   Floating
   Amount ($)   Rate (b)                                                                                                 Value
                           Thrifts & Mortgage Finance - (continued)
       99,157       3.50   WinWater Mortgage Loan Trust 2015-3 REMICS, Floating Rate Note, 3/20/45 (144A)        $     100,230
      236,826       3.50   WinWater Mortgage Loan Trust 2015-4, Floating Rate Note, 6/20/45 (144A)                     240,499
      167,923       3.50   WinWater Mortgage Loan Trust 2015-5, Floating Rate Note, 8/20/45 (144A)                     168,323
      125,784       3.80   WinWater Mortgage Loan Trust 2015-5, Floating Rate Note, 8/20/45 (144A)                     126,227
      145,136       3.80   WinWater Mortgage Loan Trust 2015-5, Floating Rate Note, 8/20/45 (144A)                     136,426
       99,986       3.50   WinWater Mortgage Loan Trust 2016-1, Floating Rate Note, 1/22/46 (144A)                     101,193
                                                                                                                 -------------
                                                                                                                 $  23,215,640
                                                                                                                 -------------
                           Total Banks                                                                           $  23,215,640
                                                                                                                 -------------
                           Diversified Financials - 0.1%
                           Other Diversified Financial Services - 0.1%
      121,701       3.47   Sequoia Mortgage Trust 2012-1, Floating Rate Note, 1/25/42                            $     122,622
                                                                                                                 -------------
                           Specialized Finance - 0.0%+
      100,000       2.99   BAMLL Commercial Mortgage Securities Trust 2015-ASHF REMICS, Floating Rate
                           Note, 1/15/28 (144A)                                                                  $     100,304
                                                                                                                 -------------
                           Total Diversified Financials                                                          $     222,926
                                                                                                                 -------------
                           Government - 1.2%
      550,000              Fannie Mae REMICS, 3.0%, 6/25/43                                                      $     533,905
       32,954              Federal Home Loan Mortgage Corp. REMICS, 4.0%, 6/15/22                                       33,073
        8,758              Federal National Mortgage Association REMICS, 4.5%, 6/25/29                                   9,313
      276,926              Freddie Mac Whole Loan Securities Trust 2015-SC01, 3.5%, 5/25/45                            278,672
       47,346              Freddie Mac, 5.5%, 3/15/35                                                                   50,729
       50,000       5.05   FREMF Mortgage Trust 2011-K703, Floating Rate Note, 7/25/44 (144A)                           51,137
      132,565       5.06   FREMF Mortgage Trust 2014-KF05 REMICS, Floating Rate Note, 9/25/21 (144A)                   133,792
       71,219       3.57   FREMF Mortgage Trust 2014-KS02 REMICS, Floating Rate Note, 8/25/23 (144A)                    70,954
      200,000       3.94   FREMF Mortgage Trust Class B, Floating Rate Note, 6/25/47 (144A)                            205,555
       23,847              Government National Mortgage Association, 3.0%, 4/20/41                                      24,322
       27,881              Government National Mortgage Association, 5.25%, 8/16/35                                     30,607
    2,454,552       0.80   Government National Mortgage Association, Floating Rate Note, 10/16/58                      207,156
      418,266              Seasoned Credit Risk Transfer Trust Series 2016-1, 3.0%, 9/25/55                            419,213
                                                                                                                 -------------
                                                                                                                 $   2,048,428
                                                                                                                 -------------
                           Total Government                                                                      $   2,048,428
                                                                                                                 -------------
                           TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                           (Cost $25,676,429)                                                                    $  25,486,994
                                                                                                                 -------------

                           CORPORATE BONDS - 29.9%
                           Energy - 4.3%
                           Oil & Gas Drilling - 0.3%
       45,000              Freeport-McMoRan, Inc., 3.875%, 3/15/23                                               $      41,850
      100,000              Freeport-McMoRan, Inc., 4.55%, 11/14/24                                                      94,250
      235,000              Rowan Companies, Inc., 4.75%, 1/15/24                                                       199,750
      128,000              Rowan Companies, Inc., 5.85%, 1/15/44                                                        95,040
                                                                                                                 -------------
                                                                                                                 $     430,890
                                                                                                                 -------------
                           Integrated Oil & Gas - 0.6%
      225,000              BP Capital Markets Plc, 3.062%, 3/17/22                                               $     229,988
      225,000              Chevron Corp., 2.193%, 11/15/19                                                             227,218
      165,000              Petroleos Mexicanos, 3.5%, 1/30/23                                                          158,152

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/17 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

    Principal   Floating
   Amount ($)   Rate (b)                                                                                                 Value
                           Integrated Oil & Gas - (continued)
      115,000              Petroleos Mexicanos, 6.5%, 3/13/27 (144A)                                             $     123,539
      200,000              Sinopec Group Overseas Development 2015, Ltd., 2.5%, 4/28/20 (144A)                         200,942
                                                                                                                 -------------
                                                                                                                 $     939,839
                                                                                                                 -------------
                           Oil & Gas Exploration & Production - 0.4%
      229,000              Canadian Natural Resources, Ltd., 6.25%, 3/15/38                                      $     266,906
       80,000              Canadian Natural Resources, Ltd., 6.75%, 2/1/39                                              95,323
      200,000              CNOOC Nexen Finance 2014 ULC, 4.25%, 4/30/24                                                210,444
      145,000              Newfield Exploration Co., 5.625%, 7/1/24                                                    151,162
                                                                                                                 -------------
                                                                                                                 $     723,835
                                                                                                                 -------------
                           Oil & Gas Refining & Marketing - 0.4%
      234,000              EnLink Midstream Partners LP, 4.4%, 4/1/24                                            $     237,557
       50,000              EnLink Midstream Partners LP, 4.85%, 7/15/26                                                 52,021
      140,000              Motiva Enterprises LLC, 5.75%, 1/15/20 (144A)                                               149,827
       75,000              Motiva Enterprises LLC, 6.85%, 1/15/40 (144A)                                                90,558
      180,000              Valero Energy Corp., 6.625%, 6/15/37                                                        222,318
                                                                                                                 -------------
                                                                                                                 $     752,281
                                                                                                                 -------------
                           Oil & Gas Storage & Transportation - 2.6%
      380,000              Boardwalk Pipelines LP, 4.95%, 12/15/24                                               $     402,565
      105,000              Boardwalk Pipelines LP, 5.95%, 6/1/26                                                       116,919
      100,000              DCP Midstream Operating LP, 9.75%, 3/15/19 (144A)                                           111,750
      300,000              Enable Midstream Partners, 3.9%, 5/15/24                                                    297,505
      290,000              Enbridge Energy Partners LP, 7.375%, 10/15/45                                               369,323
       95,000              Energy Transfer Equity LP, 5.875%, 1/15/24                                                  100,700
      175,000              Kinder Morgan Energy Partners LP, 4.25%, 9/1/24                                             180,816
      453,000              Kinder Morgan, Inc. Delaware, 5.05%, 2/15/46                                                454,904
      110,000              Kinder Morgan, Inc. Delaware, 5.55%, 6/1/45                                                 116,570
      110,000              MPLX LP, 4.875%, 12/1/24                                                                    117,278
      175,000              MPLX LP, 4.875%, 6/1/25                                                                     185,570
      110,000              MPLX LP, 5.5%, 2/15/23                                                                      112,945
      360,000              Plains All American Pipeline LP, 4.65%, 10/15/25                                            368,996
      150,000              Plains All American Pipeline LP, 4.7%, 6/15/44                                              136,731
      375,000              Sabine Pass Liquefaction, 5.0%, 3/15/27                                                     399,177
      200,000              Spectra Energy Capital LLC, 6.2%, 4/15/18                                                   206,448
       50,000              Spectra Energy Capital LLC, 6.75%, 7/15/18                                                   52,203
       25,000              Sunoco Logistics Partners Operations LP, 6.1%, 2/15/42                                       26,268
       89,000              The Williams Companies, Inc., 7.75%, 6/15/31                                                105,910
      215,000              TransCanada PipeLines, Ltd., 1.875%, 1/12/18                                                215,288
      305,000              Williams Partners LP, 5.1%, 9/15/45                                                         315,981
                                                                                                                 -------------
                                                                                                                 $   4,393,847
                                                                                                                 -------------
                           Total Energy                                                                          $   7,240,692
                                                                                                                 -------------
                           Materials - 1.1%
                           Commodity Chemicals - 0.1%
      100,000              Nova Chemicals Corp., 4.875%, 6/1/24 (144A)                                           $      99,625
                                                                                                                 -------------
                           Diversified Chemicals - 0.2%
      370,000              CF Industries, Inc., 5.375%, 3/15/44                                                  $     330,225
                                                                                                                 -------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

    Principal   Floating
   Amount ($)   Rate (b)                                                                                                 Value
                           Fertilizers & Agricultural Chemicals - 0.3%
      475,000              Agrium, Inc., 5.25%, 1/15/45                                                          $     539,246
                                                                                                                 -------------
                           Construction Materials - 0.2%
      400,000              CRH America, Inc., 3.875%, 5/18/25 (144A)                                             $     415,688
                                                                                                                 -------------
                           Metal & Glass Containers - 0.1%
      170,000              Crown Amer/Cap Corp., 4.25%, 9/30/26 (144A)                                           $     169,575
                                                                                                                 -------------
                           Paper Packaging - 0.1%
      120,000              International Paper Co., 6.0%, 11/15/41                                               $     146,340
                                                                                                                 -------------
                           Total Materials                                                                       $   1,700,699
                                                                                                                 -------------
                           Capital Goods - 2.1%
                           Aerospace & Defense - 1.2%
      125,000              Embraer Netherlands Finance BV, 5.4%, 2/1/27                                          $     130,625
      314,000              L3 Technologies, Inc., 3.95%, 5/28/24                                                       322,862
      410,000              Lockheed Martin Corp., 3.1%, 1/15/23                                                        419,468
      470,000              Rockwell Collins Inc., 3.2%, 3/15/24                                                        476,416
      285,000              Spirit AeroSystems, Inc., 3.85%, 6/15/26                                                    287,691
      355,000              United Technologies Corp., 1.778%, 5/4/18 (Step)                                            355,455
                                                                                                                 -------------
                                                                                                                 $   1,992,517
                                                                                                                 -------------
                           Building Products - 0.6%
      270,000              Fortune Brands Home & Security, Inc., 3.0%, 6/15/20                                   $     273,429
      225,000              Masco Corp., 4.375%, 4/1/26                                                                 240,008
       19,000              Masco Corp., 5.95%, 3/15/22                                                                  21,448
      210,000              Owens Corning, 3.4%, 8/15/26                                                                206,872
      175,000              Owens Corning, 4.2%, 12/1/24                                                                183,240
      160,000              Standard Industries Inc., 5.5%, 2/15/23 (144A)                                              168,800
                                                                                                                 -------------
                                                                                                                 $   1,093,797
                                                                                                                 -------------
                           Construction & Engineering - 0.1%
       40,000              Amsted Industries, Inc., 5.0%, 3/15/22 (144A)                                         $      41,300
       40,000              Amsted Industries, Inc., 5.375%, 9/15/24 (144A)                                              41,400
                                                                                                                 -------------
                                                                                                                 $      82,700
                                                                                                                 -------------
                           Industrial Conglomerates - 0.2%
      250,000              General Electric Co., 5.3%, 2/11/21                                                   $     276,473
       73,000              Tyco Electronics Group SA, 6.55%, 10/1/17                                                    73,865
                                                                                                                 -------------
                                                                                                                 $     350,338
                                                                                                                 -------------
                           Total Capital Goods                                                                   $   3,519,352
                                                                                                                 -------------
                           Commercial Services & Supplies - 0.2%
                           Environmental & Facilities Services - 0.0%+
       75,000              Republic Services, Inc., 2.9%, 7/1/26                                                 $      73,532
                                                                                                                 -------------
                           Research & Consulting Services - 0.2%
      222,000              Verisk Analytics, Inc., 5.5%, 6/15/45                                                 $     246,642
                                                                                                                 -------------
                           Total Commercial Services & Supplies                                                  $     320,174
                                                                                                                 -------------
                           Transportation - 1.1%
                           Airlines - 0.1%
       85,000              Delta Air Lines Inc., 2.875%, 3/13/20                                                 $      86,111
                                                                                                                 -------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/17 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

    Principal   Floating
   Amount ($)   Rate (b)                                                                                                 Value
                           Railroads - 0.8%
      515,000              Burlington Northern Santa Fe LLC, 4.15%, 4/1/45                                       $     538,340
      250,000              TTX Co., 3.6%, 1/15/25 (144A)                                                               251,758
      575,000              Union Pacific Corp., 3.375%, 2/1/35                                                         568,654
                                                                                                                 -------------
                                                                                                                 $   1,358,752
                                                                                                                 -------------
                           Highways & Railtracks - 0.2%
      200,000              ERAC USA Finance LLC, 3.3%, 12/1/26 (144A)                                            $     194,734
      175,000              ERAC USA Finance LLC, 4.5%, 2/15/45 (144A)                                                  172,499
                                                                                                                 -------------
                                                                                                                 $     367,233
                                                                                                                 -------------
                           Total Transportation                                                                  $   1,812,096
                                                                                                                 -------------
                           Automobiles & Components - 0.6%
                           Automobile Manufacturers - 0.6%
      225,000              Ford Motor Credit Co LLC, 2.24%, 6/15/18                                              $     225,548
      200,000              Ford Motor Credit Co LLC, 3.219%, 1/9/22                                                    201,778
      280,000              Ford Motor Credit Co LLC, 4.389%, 1/8/26                                                    288,415
      350,000              Toyota Motor Credit Corp., 2.125%, 7/18/19                                                  352,429
                                                                                                                 -------------
                                                                                                                 $   1,068,170
                                                                                                                 -------------
                           Total Automobiles & Components                                                        $   1,068,170
                                                                                                                 -------------
                           Consumer Durables & Apparel - 0.1%
                           Homebuilding - 0.1%
      195,000              Lennar Corp., 4.75%, 4/1/21                                                           $     206,700
                                                                                                                 -------------
                           Total Consumer Durables & Apparel                                                     $     206,700
                                                                                                                 -------------
                           Consumer Services - 0.1%
                           Education Services - 0.1%
       25,000              Massachusetts Institute of Technology, 5.6%, 7/1/11                                   $      32,657
       50,000              President & Fellows of Harvard College, 2.3%, 10/1/23                                        49,719
      100,000              Tufts University, 5.017%, 4/15/12                                                           102,830
                                                                                                                 -------------
                                                                                                                 $     185,206
                                                                                                                 -------------
                           Total Consumer Services                                                               $     185,206
                                                                                                                 -------------
                           Media - 0.9%
                           Cable & Satellite - 0.9%
      315,000              Charter Communications Operating LLC, 6.384%, 10/23/35                                $     373,386
      375,000              Comcast Corp., 5.65%, 6/15/35                                                               459,544
      425,000              Cox Communications, Inc., 3.35%, 9/15/26 (144A)                                             417,327
      100,000              Sky Plc, 6.1%, 2/15/18 (144A)                                                               102,588
       25,000              Time Warner Cable LLC, 6.55%, 5/1/37                                                         29,853
      100,000              Videotron, Ltd., 5.375%, 6/15/24 (144A)                                                     105,625
                                                                                                                 -------------
                                                                                                                 $   1,488,323
                                                                                                                 -------------
                           Total Media                                                                           $   1,488,323
                                                                                                                 -------------
                           Retailing - 0.6%
                           Internet Retail - 0.4%
      175,000              Expedia, Inc., 4.5%, 8/15/24                                                          $     184,161
      185,000              Expedia, Inc., 5.0%, 2/15/26                                                                202,567
       50,000              The Priceline Group, Inc., 3.6%, 6/1/26                                                      50,613
      300,000              The Priceline Group, Inc., 3.65%, 3/15/25                                                   307,850
                                                                                                                 -------------
                                                                                                                 $     745,191
                                                                                                                 -------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

    Principal   Floating
   Amount ($)   Rate (b)                                                                                                 Value
                           Home Improvement Retail - 0.1%
      210,000              The Home Depot, Inc., 2.625%, 6/1/22                                                  $     213,175
                                                                                                                 -------------
                           Automotive Retail - 0.1%
      110,000              AutoZone, Inc., 2.5%, 4/15/21                                                         $     109,713
                                                                                                                 -------------
                           Total Retailing                                                                       $   1,068,079
                                                                                                                 -------------
                           Food & Staples Retailing - 0.2%
                           Drug Retail - 0.2%
       34,992              CVS Pass-Through Trust, 5.298%, 1/11/27 (144A)                                        $      37,753
       90,575              CVS Pass-Through Trust, 5.773%, 1/10/33 (144A)                                              102,920
       51,515              CVS Pass-Through Trust, 5.926%, 1/10/34 (144A)                                               59,056
      155,875              CVS Pass-Through Trust, 6.036%, 12/10/28                                                    175,835
                                                                                                                 -------------
                                                                                                                 $     375,564
                                                                                                                 -------------
                           Total Food & Staples Retailing                                                        $     375,564
                                                                                                                 -------------
                           Food, Beverage & Tobacco - 1.3%
                           Brewers - 0.1%
      100,000       2.29   AnheuSeries-Busch InBev Finance, Inc., Floating Rate Note, 2/1/21                     $     103,567
                                                                                                                 -------------
                           Distillers & Vintners - 0.4%
      290,000              Constellation Brands, Inc., 3.7%, 12/6/26                                             $     295,139
      150,000              Pernod Ricard SA, 3.25%, 6/8/26 (144A)                                                      150,006
      182,000              Pernod Ricard SA, 4.45%, 1/15/22 (144A)                                                     195,137
                                                                                                                 -------------
                                                                                                                 $     640,282
                                                                                                                 -------------
                           Packaged Foods & Meats - 0.5%
      198,000              Kraft Heinz Foods Co., 3.5%, 6/6/22                                                   $     204,574
      152,000              Kraft Heinz Foods Co., 3.95%, 7/15/25                                                       156,297
      200,000              Mondelez Intl Hldings, 2.0%, 10/18/21 (144A)                                                194,864
      225,000              Smithfield Foods, Inc., 2.7%, 1/31/20 (144A)                                                226,186
      105,000              Tyson Foods Inc., 1.76%, 6/2/20                                                             105,475
                                                                                                                 -------------
                                                                                                                 $     887,396
                                                                                                                 -------------
                           Tobacco - 0.3%
      510,000              Reynolds American, Inc., 4.45%, 6/12/25                                               $     546,388
                                                                                                                 -------------
                           Total Food, Beverage & Tobacco                                                        $   2,177,633
                                                                                                                 -------------
                           Health Care Equipment & Services - 0.5%
                           Health Care Equipment - 0.1%
      251,000              Becton Dickinson and Co., 3.734%, 12/15/24                                            $     255,113
                                                                                                                 -------------
                           Health Care Distributors - 0.2%
      274,000              Cardinal Health, Inc., 3.079%, 6/15/24                                                $     274,661
                                                                                                                 -------------
                           Managed Health Care - 0.2%
      130,000              Humana Inc., 3.95%, 3/15/27                                                           $     135,480
      145,000              Molina Healthcare, Inc., 5.375%, 11/15/22                                                   153,519
                                                                                                                 -------------
                                                                                                                 $     288,999
                                                                                                                 -------------
                           Total Health Care Equipment & Services                                                $     818,773
                                                                                                                 -------------
                           Pharmaceuticals, Biotechnology & Life Sciences - 1.9%
                           Biotechnology - 1.1%
       25,000              AbbVie, Inc., 2.85%, 5/14/23                                                          $      24,944
      530,000              AbbVie, Inc., 3.6%, 5/14/25                                                                 540,634
      280,000              Amgen, Inc., 4.4%, 5/1/45                                                                   287,602

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/17 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

    Principal   Floating
   Amount ($)   Rate (b)                                                                                                 Value
                           Biotechnology - (continued)
      125,000              Amgen, Inc., 5.375%, 5/15/43                                                          $     141,543
      475,000              Baxalta, Inc., 3.6%, 6/23/22                                                                491,878
      200,000              Biogen, Inc., 3.625%, 9/15/22                                                               209,172
      125,000              Biogen, Inc., 4.05%, 9/15/25                                                                131,974
                                                                                                                 -------------
                                                                                                                 $   1,827,747
                                                                                                                 -------------
                           Pharmaceuticals - 0.6%
       75,000              Johnson & Johnson, 4.375%, 12/5/33                                                    $      85,301
      375,000              Mylan NV, 3.95%, 6/15/26                                                                    379,965
      200,000              Perrigo Finance Unlimited Co., 3.9%, 12/15/24                                               203,077
      375,000              Teva Pharmaceutical Finance Netherlands III BV, 2.8%, 7/21/23                               364,742
                                                                                                                 -------------
                                                                                                                 $   1,033,085
                                                                                                                 -------------
                           Life Sciences Tools & Services - 0.2%
       23,000              Agilent Technologies, Inc., 6.5%, 11/1/17                                             $      23,330
      380,000              Thermo Fisher Scientific, Inc., 3.0%, 4/15/23                                               383,085
                                                                                                                 -------------
                                                                                                                 $     406,415
                                                                                                                 -------------
                           Total Pharmaceuticals, Biotechnology & Life Sciences                                  $   3,267,247
                                                                                                                 -------------
                           Banks - 3.7%
                           Diversified Banks - 3.5%
      200,000              Australia & New Zealand Banking Group, Ltd., 4.5%, 3/19/24 (144A)                     $     208,922
      200,000              Bank of America Corp., 4.2%, 8/26/24                                                        207,621
      220,000              Barclays Bank Plc, 6.05%, 12/4/17 (144A)                                                    223,775
      250,000              Barclays Plc, 4.375%, 1/12/26                                                               259,779
       75,000              BBVA Bancomer SA Texas, 4.375%, 4/10/24 (144A)                                               77,850
       75,000              BBVA Bancomer SA Texas, 6.5%, 3/10/21 (144A)                                                 82,594
      650,000       7.62   BNP Paribas SA, Floating Rate Note (Perpetual) (144A)                                       715,000
      200,000              BPCE SA, 4.875%, 4/1/26 (144A)                                                              211,185
      535,000       6.25   Citigroup, Inc., Floating Rate Note (Perpetual)                                             593,516
       90,000              Cooperatieve Rabobank UA, 3.875%, 2/8/22                                                     95,480
      250,000              Cooperatieve Rabobank UA, 3.95%, 11/9/22                                                    261,103
      500,000              Credit Suisse Group Funding Guernsey, Ltd., 3.8%, 9/15/22                                   519,490
      150,000              HSBC Bank Plc, 7.65%, 5/1/25                                                                186,076
      200,000       6.88   HSBC Holdings Plc, Floating Rate Note (Perpetual)                                           216,000
      400,000       6.50   ING Groep NV, Floating Rate Note, 12/29/49                                                  420,320
       89,000              JPMorgan Chase & Co., 5.625%, 8/16/43                                                       106,924
      200,000              Nordea Bank AB, 4.25%, 9/21/22 (144A)                                                       212,094
      225,000       6.12   Nordea Bank AB, Floating Rate Note (Perpetual) (144A)                                       235,125
      435,000       8.62   Royal Bank of Scotland Group Plc, Floating Rate Note (Perpetual)                            474,150
      160,000       4.50   Scotiabank Peru SAA, Floating Rate Note, 12/13/27 (144A)                                    163,976
      200,000              Standard Chartered Plc, 3.95%, 1/11/23 (144A)                                               201,704
      210,000              Wells Fargo Bank NA, 6.0%, 11/15/17                                                         213,323
                                                                                                                 -------------
                                                                                                                 $   5,886,007
                                                                                                                 -------------
                           Regional Banks - 0.2%
      300,000              KeyCorp, 5.1%, 3/24/21                                                                $     328,241
                                                                                                                 -------------
                           Total Banks                                                                           $   6,214,248
                                                                                                                 -------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

    Principal   Floating
   Amount ($)   Rate (b)                                                                                                 Value
                           Diversified Financials - 2.7%
                           Specialized Finance - 0.6%
      500,000              Massmutual Global Funding, 2.75%, 6/22/24 (144A)                                      $     496,306
      450,000              USAA Capital Corp., 2.45%, 8/1/20 (144A)                                                    454,001
                                                                                                                 -------------
                                                                                                                 $     950,307
                                                                                                                 -------------
                           Consumer Finance - 0.8%
      100,000              Ally Financial, Inc., 4.625%, 3/30/25                                                 $     102,418
      200,000              Ally Financial, Inc., 5.125%, 9/30/24                                                       210,984
      190,000              American Honda Finance Corp., 1.2%, 7/14/17                                                 189,991
      250,000              Capital One Financial Corp., 3.75%, 4/24/24                                                 255,458
      440,000              General Motors Financial Co, Inc., 4.0%, 1/15/25                                            441,871
      175,000              Hyundai Capital America, 2.0%, 3/19/18 (144A)                                               175,118
                                                                                                                 -------------
                                                                                                                 $   1,375,840
                                                                                                                 -------------
                           Asset Management & Custody Banks - 0.5%
      275,000              Blackstone Holdings Finance Co. LLC, 6.25%, 8/15/42 (144A)                            $     342,539
      125,000              Legg Mason, Inc., 3.95%, 7/15/24                                                            126,818
      100,000              Legg Mason, Inc., 4.75%, 3/15/26                                                            105,660
      345,000       2.22   The Bank of New York Mellon Corp., Floating Rate Note, 10/30/23                             352,761
                                                                                                                 -------------
                                                                                                                 $     927,778
                                                                                                                 -------------
                           Investment Banking & Brokerage - 0.4%
      175,000              Morgan Stanley, 4.1%, 5/22/23                                                         $     182,693
      225,000              Td Ameritrade Holding Co., 3.3%, 4/1/27                                                     224,717
      250,000              UBS AG, 7.625%, 8/17/22                                                                     293,500
                                                                                                                 -------------
                                                                                                                 $     700,910
                                                                                                                 -------------
                           Diversified Capital Markets - 0.4%
      200,000       7.125  Credit Suisse Group AA, Floating Rate Note, Perpetual                                 $     215,100
      200,000       2.85   ICBCIL Finance Co, Ltd., Floating Rate Note, 11/13/18 (144A)                                201,750
      190,000              Macquarie Group, Ltd., 6.0%, 1/14/20 (144A)                                                 206,404
                                                                                                                 -------------
                                                                                                                 $     623,254
                                                                                                                 -------------
                           Total Diversified Financials                                                          $   4,578,089
                                                                                                                 -------------
                           Insurance - 1.7%
                           Insurance Brokers - 0.2%
      370,000              Brown & Brown, Inc., 4.2%, 9/15/24                                                    $     388,150
                                                                                                                 -------------
                           Life & Health Insurance - 0.9%
      310,000              Aflac, Inc., 3.625%, 11/15/24                                                         $     324,633
      260,000       0.00   Aig Global Funding, Floating Rate Note, 7/2/20 (144A)                                       260,307
       75,000              Principal Life Global Funding II, 1.5%, 4/18/19 (144A)                                       74,308
      145,000              Protective Life Corp., 7.375%, 10/15/19                                                     161,447
      275,000       5.88   Prudential Financial, Inc., Floating Rate Note, 9/15/42                                     306,405
       26,000              Teachers Insurance & Annuity Association of America, 6.85%, 12/16/39 (144A)                  35,602
      145,000              Teachers Insurance & Annuity Association of America, 4.27%, 5/15/47 (144A)                  148,438
      155,000              Teachers Insurance & Annuity Association of America, 4.9%, 9/15/44 (144A)                   173,489
                                                                                                                 -------------
                                                                                                                 $   1,484,629
                                                                                                                 -------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/17 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

    Principal   Floating
   Amount ($)   Rate (b)                                                                                                 Value
                           Multi-line Insurance - 0.3%
      225,000              AIG, 3.875%, 1/15/35                                                                  $     218,129
       90,000              AXA SA, 8.6%, 12/15/30                                                                      126,900
      125,000              Liberty Mutual Insurance Co., 7.697% (Perpetual) (144A)                                     176,243
                                                                                                                 -------------
                                                                                                                 $     521,272
                                                                                                                 -------------
                           Property & Casualty Insurance - 0.3%
      300,000              CNA Financial Corp., 4.5%, 3/1/26                                                     $     321,849
       75,000              Delphi Financial Group, Inc., 7.875%, 1/31/20                                                84,205
                                                                                                                 -------------
                                                                                                                 $     406,054
                                                                                                                 -------------
                           Reinsurance - 0.0%+
       50,000              Lorenz Re, 2017 Variable Rate Notes, 3/31/20 (d)(e)                                   $      51,005
       50,000              Lorenz Re, Ltd., Variable Rate Notes, 3/31/18 (d)(e)                                            290
       50,000              Lorenz Re, Ltd., Variable Rate Notes, 3/31/19 (d)(e)                                          2,800
                                                                                                                 -------------
                                                                                                                 $      54,095
                                                                                                                 -------------
                           Total Insurance                                                                       $   2,854,200
                                                                                                                 -------------
                           Real Estate - 1.4%
                           Diversified REIT - 0.5%
      160,000              Duke Realty LP, 3.625%, 4/15/23                                                       $     163,835
      215,000              Duke Realty LP, 3.75%, 12/1/24                                                              220,806
      360,000              Essex Portfolio LP, 3.5%, 4/1/25                                                            359,919
      145,000              Ventas Realty LP, 3.125%, 6/15/23                                                           144,140
                                                                                                                 -------------
                                                                                                                 $     888,700
                                                                                                                 -------------
                           Office REIT - 0.5%
       75,000              Alexandria Real Estate Equities, Inc., 2.75%, 1/15/20                                 $      75,515
       50,000              Alexandria Real Estate Equities, Inc., 3.9%, 6/15/23                                         51,660
       25,000              Alexandria Real Estate Equities, Inc., 3.95%, 1/15/27                                        25,462
      200,000              Alexandria Real Estate Equities, Inc., 4.6%, 4/1/22                                         213,724
       50,000              Highwoods Realty LP, 3.2%, 6/15/21                                                           50,506
      115,000              Highwoods Realty LP, 3.625%, 1/15/23                                                        116,269
      250,000              Piedmont Operating Partnership LP, 3.4%, 6/1/23                                             243,777
                                                                                                                 -------------
                                                                                                                 $     776,913
                                                                                                                 -------------
                           Health Care REIT - 0.2%
      200,000              Healthcare Trust of America Holdings LP, 3.75%, 7/1/27                                $     197,691
      205,000              Healthcare Trust of America Holdings LP, 3.5%, 8/1/26                                       200,464
                                                                                                                 -------------
                                                                                                                 $     398,155
                                                                                                                 -------------
                           Residential REIT - 0.2%
      350,000              UDR, Inc., 4.0%, 10/1/25                                                              $     361,965
                                                                                                                 -------------
                           Total Real Estate                                                                     $   2,425,733
                                                                                                                 -------------
                           Software & Services - 0.9%
                           IT Consulting & Other Services - 0.1%
      110,000              J2 Cloud LLC/Global, Inc., 6.0%, 7/15/25 (144A)                                       $     113,300
                                                                                                                 -------------
                           Data Processing & Outsourced Services - 0.2%
      125,000              Cardtronics, Inc., 5.125%, 8/1/22                                                     $     126,875
      165,000              Visa, Inc., 2.2%, 12/14/20                                                                  166,380
                                                                                                                 -------------
                                                                                                                 $     293,255
                                                                                                                 -------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

    Principal   Floating
   Amount ($)   Rate (b)                                                                                                 Value
                           Application Software - 0.2%
      340,000              Adobe Systems, Inc., 3.25%, 2/1/25                                                    $     347,512
                                                                                                                 -------------
                           Systems Software - 0.4%
      165,000              CA, Inc., 3.6%, 8/15/22                                                               $     166,851
      220,000              Microsoft Corp., 2.0%, 8/8/23                                                               214,385
      375,000              Oracle Corp., 2.5%, 5/15/22                                                                 378,559
                                                                                                                 -------------
                                                                                                                 $     759,795
                                                                                                                 -------------
                           Total Software & Services                                                             $   1,513,862
                                                                                                                 -------------
                           Technology Hardware & Equipment - 0.4%
                           Electronic Components - 0.2%
      102,000              Amphenol Corp., 3.2%, 4/1/24                                                          $     103,039
      300,000              Amphenol Corp., 3.125%, 9/15/21                                                             306,975
                                                                                                                 -------------
                                                                                                                 $     410,014
                                                                                                                 -------------
                           Electronic Manufacturing Services - 0.2%
      250,000              Flex, Ltd., 4.75%, 6/15/25                                                            $     265,546
                                                                                                                 -------------
                           Total Technology Hardware & Equipment                                                 $     675,560
                                                                                                                 -------------
                           Semiconductors & Semiconductor Equipment - 0.4%
                           Semiconductors - 0.4%
      360,000              Broadcom Corp., 3.625%, 1/15/24 (144A)                                                $     368,279
      250,000              Intel Corp., 4.8%, 10/1/41                                                                  286,374
       70,000              Intel Corp., 4.9%, 7/29/45                                                                   81,331
                                                                                                                 -------------
                                                                                                                 $     735,984
                                                                                                                 -------------
                           Total Semiconductors & Semiconductor Equipment                                        $     735,984
                                                                                                                 -------------
                           Telecommunication Services - 0.6%
                           Integrated Telecommunication Services - 0.4%
       65,000              CenturyLink, Inc., 5.8%, 3/15/22                                                      $      67,600
      500,000              Deutsche Telekom International Finance BV, 3.6%, 1/19/27 (144A)                             508,714
      100,000              Frontier Communications Corp., 7.125%, 1/15/23                                               83,250
      100,000              GTP Acquisition Partners I LLC, 2.35%, 6/15/45 (144A)                                        98,871
                                                                                                                 -------------
                                                                                                                 $     758,435
                                                                                                                 -------------
                           Wireless Telecommunication Services - 0.2%
      155,000              Crown Castle Towers LLC, 4.883%, 8/15/20 (144A)                                       $     165,403
      100,000              SBA Tower Trust, 2.877%, 7/15/21 (144A)                                                      99,795
                                                                                                                 -------------
                                                                                                                 $     265,198
                                                                                                                 -------------
                           Total Telecommunication Services                                                      $   1,023,633
                                                                                                                 -------------
                           Utilities - 3.2%
                           Electric Utilities - 2.1%
       30,000              Commonwealth Edison Co., 6.15%, 9/15/17                                               $      30,272
      200,000              Edp Finance Bv, 3.625%, 7/15/24 (144A)                                                      197,468
      100,000              Electricite de France SA, 6.0%, 1/22/14 (144A)                                              110,050
      200,000       5.25   Electricite de France SA, Floating Rate Note (Perpetual) (144A)                             205,200
      200,000              Enel Finance Intl NV, 4.75%, 5/25/47 (144A)                                                 205,792
      225,000              Exelon Corp., 2.85%, 6/15/20                                                                228,584
      135,000              Iberdrola International BV, 6.75%, 7/15/36                                                  175,709
      200,000              Indiana Michigan Power Co., 4.55%, 3/15/46                                                  218,780
      200,000              Israel Electric Corp., Ltd., 7.25%, 1/15/19 (144A)                                          214,478
      298,000              NextEra Energy Capital Holdings, Inc., 2.3%, 4/1/19                                         299,368


   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/17 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

    Principal   Floating
   Amount ($)   Rate (b)                                                                                                 Value
                           Electric Utilities - (continued)
      360,000              Nextera Energy Capital, 3.55%, 5/1/27                                                 $     365,718
       12,662              OrCal Geothermal, Inc., 6.21%, 12/30/20 (144A)                                               12,472
      430,000              PPL Capital Funding, Inc., 3.1%, 5/15/26                                                    420,836
      100,000              Public Seriesvice Co. of New Mexico, 7.95%, 5/15/18                                         105,227
       53,571              Southern California Edison Co., 1.845%, 2/1/22                                               52,897
      200,000       6.25   Southern California Edison Co., Floating Rate Note (Perpetual)                              221,500
      335,000              Southwestern Electric Power Co., 3.9%, 4/1/45                                               328,573
      225,000              West Penn Power Co., 5.95%, 12/15/17 (144A)                                                 229,035
                                                                                                                 -------------
                                                                                                                 $   3,621,959
                                                                                                                 -------------
                           Gas Utilities - 0.2%
       75,000              AmeriGas Partners LP, 5.5%, 5/20/25                                                   $      76,500
      212,721              Nakilat, Inc., 6.267%, 12/31/33 (144A)                                                      241,438
                                                                                                                 -------------
                                                                                                                 $     317,938
                                                                                                                 -------------
                           Multi-Utilities - 0.6%
      300,000              Consolidated Edison Co. of New York, Inc., 4.625%, 12/1/54                            $     331,071
      235,000      2.579   Dominion Energy Inc., Floating Rate Note, 7/1/20                                            236,214
      150,000              Dominion Resources, Inc. Virginia, 4.45%, 3/15/21                                           160,433
      215,000              New York State Electric & Gas Corp., 6.15%, 12/15/17 (144A)                                 219,002
       71,429              San Diego Gas & Electric Co., 1.914%, 2/1/22                                                 70,649
                                                                                                                 -------------
                                                                                                                 $   1,017,369
                                                                                                                 -------------
                           Independent Power Producers & Energy Traders - 0.3%
       67,421              Alta Wind Holdings LLC, 7.0%, 6/30/35 (144A)                                          $      76,398
      105,000              Calpine Corp., 5.25%, 6/1/26 (144A)                                                         102,900
      110,000              Calpine Corp., 5.75%, 1/15/25                                                               103,125
       62,669              Kiowa Power Partners LLC, 5.737%, 3/30/21 (144A)                                             65,021
      195,000              NRG Energy, Inc., 6.625%, 3/15/23                                                           200,362
                                                                                                                 -------------
                                                                                                                 $     547,806
                                                                                                                 -------------
                           Total Utilities                                                                       $   5,505,072
                                                                                                                 -------------
                           TOTAL CORPORATE BONDS
                           (Cost $49,261,627)                                                                    $  50,775,089
                                                                                                                 -------------
                           U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 43.9%
       18,564              Fannie Mae, 2.5%, 2/1/43                                                              $      17,988
       79,995              Fannie Mae, 2.5%, 2/1/43                                                                     77,508
       16,488              Fannie Mae, 2.5%, 3/1/43                                                                     15,976
       20,470              Fannie Mae, 2.5%, 4/1/45                                                                     19,751
       22,964              Fannie Mae, 2.5%, 4/1/45                                                                     22,158
       28,690              Fannie Mae, 2.5%, 4/1/45                                                                     27,682
       41,183              Fannie Mae, 2.5%, 4/1/45                                                                     39,737
       42,641              Fannie Mae, 2.5%, 4/1/45                                                                     41,144
       62,045              Fannie Mae, 2.5%, 4/1/45                                                                     59,867
       31,687              Fannie Mae, 2.5%, 7/1/30                                                                     31,966
       31,829              Fannie Mae, 2.5%, 7/1/30                                                                     32,109
       56,507              Fannie Mae, 2.5%, 7/1/30                                                                     57,002
       18,840              Fannie Mae, 2.5%, 8/1/43                                                                     18,254
       81,143              Fannie Mae, 2.5%, 8/1/45                                                                     78,301
      291,936              Fannie Mae, 3.0%, 1/1/47                                                                    293,167

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

    Principal   Floating
   Amount ($)   Rate (b)                                                                                                 Value
                           U.S. GOVERNMENT AND AGENCY OBLIGATIONS - (continued)
       93,760              Fannie Mae, 3.0%, 10/1/30                                                             $      96,342
      278,327              Fannie Mae, 3.0%, 10/1/46                                                                   278,148
      207,072              Fannie Mae, 3.0%, 11/1/42                                                                   208,073
      274,744              Fannie Mae, 3.0%, 11/1/46                                                                   274,568
       29,665              Fannie Mae, 3.0%, 12/1/42                                                                    29,837
       92,692              Fannie Mae, 3.0%, 12/1/42                                                                    93,082
       70,156              Fannie Mae, 3.0%, 2/1/43                                                                     70,562
       83,208              Fannie Mae, 3.0%, 2/1/43                                                                     83,689
       29,467              Fannie Mae, 3.0%, 3/1/29                                                                     30,264
       82,925              Fannie Mae, 3.0%, 3/1/43                                                                     83,405
       43,138              Fannie Mae, 3.0%, 3/1/45                                                                     43,244
       94,348              Fannie Mae, 3.0%, 3/1/47                                                                     94,287
      103,217              Fannie Mae, 3.0%, 4/1/43                                                                    103,643
       42,529              Fannie Mae, 3.0%, 4/1/45                                                                     42,634
      230,593              Fannie Mae, 3.0%, 5/1/30                                                                    236,834
      222,179              Fannie Mae, 3.0%, 5/1/31                                                                    228,623
       17,226              Fannie Mae, 3.0%, 5/1/43                                                                     17,326
       18,278              Fannie Mae, 3.0%, 5/1/43                                                                     18,351
       82,956              Fannie Mae, 3.0%, 5/1/43                                                                     83,549
      295,719              Fannie Mae, 3.0%, 5/1/43                                                                    296,943
       22,006              Fannie Mae, 3.0%, 5/1/46                                                                     22,068
       96,029              Fannie Mae, 3.0%, 5/1/46                                                                     96,431
      216,964              Fannie Mae, 3.0%, 6/1/45                                                                    217,782
       57,055              Fannie Mae, 3.0%, 7/1/30                                                                     58,599
       48,960              Fannie Mae, 3.0%, 8/1/42                                                                     49,309
      389,196              Fannie Mae, 3.0%, 8/1/42                                                                    390,842
       46,454              Fannie Mae, 3.0%, 8/1/43                                                                     46,639
      105,065              Fannie Mae, 3.0%, 9/1/42                                                                    105,574
       37,559              Fannie Mae, 3.0%, 9/1/43                                                                     37,708
      148,372              Fannie Mae, 3.0%, 9/1/46                                                                    148,276
      181,740              Fannie Mae, 3.5%, 1/1/46                                                                    186,774
      229,147              Fannie Mae, 3.5%, 1/1/46                                                                    235,494
       97,613              Fannie Mae, 3.5%, 1/1/47                                                                    100,317
      198,493              Fannie Mae, 3.5%, 1/1/47                                                                    203,991
      245,044              Fannie Mae, 3.5%, 1/1/47                                                                    253,119
      407,742              Fannie Mae, 3.5%, 1/1/47                                                                    419,884
       13,199              Fannie Mae, 3.5%, 10/1/41                                                                    13,653
       46,378              Fannie Mae, 3.5%, 10/1/45                                                                    47,753
       24,650              Fannie Mae, 3.5%, 10/1/46                                                                    25,383
       34,589              Fannie Mae, 3.5%, 10/1/46                                                                    35,547
       32,650              Fannie Mae, 3.5%, 11/1/40                                                                    33,730
      351,873              Fannie Mae, 3.5%, 11/1/45                                                                   364,960
       86,261              Fannie Mae, 3.5%, 12/1/44                                                                    89,003
       76,289              Fannie Mae, 3.5%, 12/1/45                                                                    78,403
      206,725              Fannie Mae, 3.5%, 12/1/45                                                                   212,451
      220,078              Fannie Mae, 3.5%, 12/1/45                                                                   226,174
      170,228              Fannie Mae, 3.5%, 12/1/46                                                                   174,944
      221,263              Fannie Mae, 3.5%, 2/1/45                                                                    228,470

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/17 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

    Principal   Floating
   Amount ($)   Rate (b)                                                                                                 Value
                           U.S. GOVERNMENT AND AGENCY OBLIGATIONS - (continued)
      346,311              Fannie Mae, 3.5%, 2/1/45                                                              $     358,085
       20,381              Fannie Mae, 3.5%, 2/1/46                                                                     20,945
       80,821              Fannie Mae, 3.5%, 2/1/46                                                                     83,059
      162,329              Fannie Mae, 3.5%, 2/1/46                                                                    166,825
      368,908              Fannie Mae, 3.5%, 2/1/47                                                                    379,127
       67,684              Fannie Mae, 3.5%, 3/1/46                                                                     69,559
      132,334              Fannie Mae, 3.5%, 4/1/46                                                                    136,000
      253,952              Fannie Mae, 3.5%, 5/1/44                                                                    262,046
       67,991              Fannie Mae, 3.5%, 5/1/46                                                                     70,230
      283,295              Fannie Mae, 3.5%, 5/1/47                                                                    291,142
      294,554              Fannie Mae, 3.5%, 5/1/47                                                                    302,712
      165,468              Fannie Mae, 3.5%, 6/1/42                                                                    170,892
      249,958              Fannie Mae, 3.5%, 6/1/45                                                                    257,359
       91,096              Fannie Mae, 3.5%, 7/1/42                                                                     93,957
      355,020              Fannie Mae, 3.5%, 7/1/46                                                                    364,854
    5,805,000              Fannie Mae, 3.5%, 7/13/17 (TBA)                                                           5,962,143
       61,904              Fannie Mae, 3.5%, 8/1/42                                                                     63,926
       90,358              Fannie Mae, 3.5%, 8/1/42                                                                     93,150
       64,678              Fannie Mae, 3.5%, 8/1/45                                                                     66,469
       85,683              Fannie Mae, 3.5%, 8/1/45                                                                     88,056
      257,411              Fannie Mae, 3.5%, 8/1/45                                                                    266,984
      260,890              Fannie Mae, 3.5%, 8/1/46                                                                    268,116
       24,818              Fannie Mae, 3.5%, 9/1/26                                                                     25,873
       69,652              Fannie Mae, 3.5%, 9/1/45                                                                     71,926
      171,621              Fannie Mae, 3.5%, 9/1/45                                                                    176,374
      228,735              Fannie Mae, 3.5%, 9/1/45                                                                    236,328
      269,724              Fannie Mae, 3.5%, 9/1/46                                                                    277,195
        5,761              Fannie Mae, 4.0%, 1/1/42                                                                      6,078
       90,227              Fannie Mae, 4.0%, 1/1/42                                                                     95,201
      281,828              Fannie Mae, 4.0%, 1/1/42                                                                    297,322
       79,222              Fannie Mae, 4.0%, 1/1/46                                                                     83,319
      717,656              Fannie Mae, 4.0%, 1/1/47                                                                    755,003
      257,972              Fannie Mae, 4.0%, 10/1/40                                                                   275,773
      424,917              Fannie Mae, 4.0%, 10/1/43                                                                   449,696
       65,165              Fannie Mae, 4.0%, 10/1/44                                                                    68,535
      153,623              Fannie Mae, 4.0%, 10/1/45                                                                   161,567
      269,051              Fannie Mae, 4.0%, 10/1/45                                                                   282,965
        8,447              Fannie Mae, 4.0%, 11/1/41                                                                     8,913
      133,035              Fannie Mae, 4.0%, 11/1/43                                                                   141,238
       79,279              Fannie Mae, 4.0%, 11/1/45                                                                    83,378
      120,940              Fannie Mae, 4.0%, 11/1/45                                                                   127,194
      336,890              Fannie Mae, 4.0%, 11/1/45                                                                   357,581
       59,261              Fannie Mae, 4.0%, 11/1/46                                                                    62,326
       66,695              Fannie Mae, 4.0%, 11/1/46                                                                    70,144
       33,319              Fannie Mae, 4.0%, 12/1/40                                                                    35,621
       13,030              Fannie Mae, 4.0%, 12/1/41                                                                    13,749
      311,504              Fannie Mae, 4.0%, 12/1/43                                                                   327,614
      241,586              Fannie Mae, 4.0%, 12/1/45                                                                   254,080

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

    Principal   Floating
   Amount ($)   Rate (b)                                                                                                 Value
                           U.S. GOVERNMENT AND AGENCY OBLIGATIONS - (continued)
       77,853              Fannie Mae, 4.0%, 2/1/42                                                              $      82,130
      192,176              Fannie Mae, 4.0%, 2/1/46                                                                    202,234
       30,331              Fannie Mae, 4.0%, 3/1/42                                                                     32,110
      184,917              Fannie Mae, 4.0%, 3/1/45                                                                    194,480
       79,145              Fannie Mae, 4.0%, 4/1/42                                                                     83,509
       46,168              Fannie Mae, 4.0%, 4/1/46                                                                     48,555
      119,660              Fannie Mae, 4.0%, 4/1/47                                                                    125,849
      121,479              Fannie Mae, 4.0%, 4/1/47                                                                    128,384
      196,022              Fannie Mae, 4.0%, 4/1/47                                                                    207,163
      195,423              Fannie Mae, 4.0%, 6/1/46                                                                    205,529
       25,000              Fannie Mae, 4.0%, 6/1/47                                                                     26,421
       75,000              Fannie Mae, 4.0%, 6/1/47                                                                     79,263
      125,000              Fannie Mae, 4.0%, 6/1/47                                                                    131,464
      175,000              Fannie Mae, 4.0%, 6/1/47                                                                    184,050
      330,000              Fannie Mae, 4.0%, 6/1/47                                                                    347,066
      109,702              Fannie Mae, 4.0%, 7/1/41                                                                    116,193
       24,110              Fannie Mae, 4.0%, 7/1/42                                                                     25,590
      190,655              Fannie Mae, 4.0%, 7/1/42                                                                    201,117
       11,360              Fannie Mae, 4.0%, 7/1/44                                                                     11,948
       40,034              Fannie Mae, 4.0%, 7/1/44                                                                     42,104
      196,434              Fannie Mae, 4.0%, 7/1/46                                                                    206,593
      339,261              Fannie Mae, 4.0%, 7/1/46                                                                    356,806
      586,114              Fannie Mae, 4.0%, 8/1/42                                                                    618,421
      185,590              Fannie Mae, 4.0%, 8/1/43                                                                    195,215
      271,775              Fannie Mae, 4.0%, 8/1/43                                                                    286,095
      112,561              Fannie Mae, 4.0%, 8/1/44                                                                    118,382
      197,263              Fannie Mae, 4.0%, 8/1/44                                                                    207,464
      194,531              Fannie Mae, 4.0%, 8/1/46                                                                    204,591
      196,923              Fannie Mae, 4.0%, 8/1/46                                                                    207,107
      200,880              Fannie Mae, 4.0%, 8/1/46                                                                    211,268
      174,243              Fannie Mae, 4.0%, 9/1/43                                                                    183,427
      183,918              Fannie Mae, 4.0%, 9/1/43                                                                    193,572
       49,974              Fannie Mae, 4.5%, 11/1/40                                                                    54,063
       92,472              Fannie Mae, 4.5%, 11/1/43                                                                    99,270
        8,797              Fannie Mae, 4.5%, 12/1/40                                                                     9,522
       32,846              Fannie Mae, 4.5%, 12/1/41                                                                    35,495
      119,694              Fannie Mae, 4.5%, 2/1/44                                                                    128,635
      137,940              Fannie Mae, 4.5%, 2/1/44                                                                    148,131
      141,957              Fannie Mae, 4.5%, 2/1/47                                                                    152,330
        6,391              Fannie Mae, 4.5%, 4/1/41                                                                      6,906
      129,293              Fannie Mae, 4.5%, 5/1/41                                                                    140,441
      292,766              Fannie Mae, 4.5%, 5/1/41                                                                    316,708
      390,208              Fannie Mae, 4.5%, 5/1/41                                                                    422,070
      250,183              Fannie Mae, 4.5%, 5/1/46                                                                    268,431
      871,353              Fannie Mae, 4.5%, 6/1/44                                                                    939,664
       99,388              Fannie Mae, 4.5%, 7/1/41                                                                    107,598
      301,077              Fannie Mae, 4.5%, 8/1/40                                                                    325,660
      315,924              Fannie Mae, 4.5%, 8/1/44                                                                    339,309

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/17 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

    Principal   Floating
   Amount ($)   Rate (b)                                                                                                 Value
                           U.S. GOVERNMENT AND AGENCY OBLIGATIONS - (continued)
       34,958              Fannie Mae, 5.0%, 10/1/20                                                             $      36,162
        9,051              Fannie Mae, 5.0%, 6/1/40                                                                      9,902
        5,266              Fannie Mae, 5.0%, 7/1/19                                                                      5,393
        5,191              Fannie Mae, 5.0%, 7/1/40                                                                      5,676
       35,554              Fannie Mae, 5.5%, 10/1/35                                                                    39,587
        8,836              Fannie Mae, 5.5%, 12/1/34                                                                     9,890
        1,580              Fannie Mae, 5.5%, 3/1/18                                                                      1,587
       11,657              Fannie Mae, 5.5%, 9/1/33                                                                     13,043
        2,240              Fannie Mae, 6.0%, 10/1/32                                                                     2,532
        2,940              Fannie Mae, 6.0%, 11/1/32                                                                     3,305
       15,181              Fannie Mae, 6.0%, 11/1/32                                                                    17,069
        9,111              Fannie Mae, 6.0%, 4/1/33                                                                     10,260
       14,382              Fannie Mae, 6.0%, 5/1/33                                                                     16,246
       10,597              Fannie Mae, 6.0%, 6/1/33                                                                     11,914
       16,499              Fannie Mae, 6.0%, 7/1/34                                                                     18,762
        2,618              Fannie Mae, 6.0%, 7/1/38                                                                      2,948
        6,932              Fannie Mae, 6.0%, 9/1/29                                                                      7,865
        5,335              Fannie Mae, 6.0%, 9/1/34                                                                      6,088
        2,993              Fannie Mae, 6.5%, 1/1/32                                                                      3,313
        2,034              Fannie Mae, 6.5%, 2/1/32                                                                      2,270
        1,513              Fannie Mae, 6.5%, 3/1/32                                                                      1,673
        2,663              Fannie Mae, 6.5%, 3/1/32                                                                      2,947
        1,072              Fannie Mae, 6.5%, 4/1/29                                                                      1,186
        3,182              Fannie Mae, 6.5%, 4/1/32                                                                      3,520
        1,450              Fannie Mae, 6.5%, 7/1/21                                                                      1,603
       21,734              Fannie Mae, 6.5%, 7/1/34                                                                     24,336
        3,721              Fannie Mae, 6.5%, 8/1/32                                                                      4,138
        4,060              Fannie Mae, 6.5%, 8/1/32                                                                      4,615
        2,579              Fannie Mae, 7.0%, 1/1/32                                                                      2,999
          833              Fannie Mae, 7.0%, 11/1/29                                                                       835
          665              Fannie Mae, 7.0%, 7/1/31                                                                        701
          955              Fannie Mae, 7.0%, 8/1/19                                                                        984
          645              Fannie Mae, 7.0%, 9/1/18                                                                        654
        4,613              Fannie Mae, 7.0%, 9/1/30                                                                      4,751
        1,497              Fannie Mae, 7.5%, 2/1/31                                                                      1,777
        5,238              Fannie Mae, 8.0%, 10/1/30                                                                     6,276
       66,908              Federal Home Loan Mortgage Corp., 2.5%, 11/1/22                                              68,016
       45,125              Federal Home Loan Mortgage Corp., 3.0%, 1/1/43                                               45,342
       75,215              Federal Home Loan Mortgage Corp., 3.0%, 10/1/29                                              77,300
       41,060              Federal Home Loan Mortgage Corp., 3.0%, 11/1/30                                              42,199
      208,204              Federal Home Loan Mortgage Corp., 3.0%, 11/1/42                                             208,925
       44,042              Federal Home Loan Mortgage Corp., 3.0%, 12/1/46                                              44,112
       74,396              Federal Home Loan Mortgage Corp., 3.0%, 12/1/46                                              74,284
       68,914              Federal Home Loan Mortgage Corp., 3.0%, 2/1/43                                               69,252
      102,925              Federal Home Loan Mortgage Corp., 3.0%, 2/1/43                                              103,430
      211,194              Federal Home Loan Mortgage Corp., 3.0%, 2/1/47                                              210,874
       29,859              Federal Home Loan Mortgage Corp., 3.0%, 3/1/47                                               29,814
       70,603              Federal Home Loan Mortgage Corp., 3.0%, 4/1/43                                               70,880

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

    Principal   Floating
   Amount ($)   Rate (b)                                                                                                 Value
                           U.S. GOVERNMENT AND AGENCY OBLIGATIONS - (continued)
      194,957              Federal Home Loan Mortgage Corp., 3.0%, 4/1/43                                        $     195,914
       72,463              Federal Home Loan Mortgage Corp., 3.0%, 5/1/43                                               72,696
       45,677              Federal Home Loan Mortgage Corp., 3.0%, 5/1/45                                               45,739
      142,590              Federal Home Loan Mortgage Corp., 3.0%, 6/1/46                                              142,817
       38,150              Federal Home Loan Mortgage Corp., 3.0%, 8/1/45                                               38,092
       27,268              Federal Home Loan Mortgage Corp., 3.0%, 9/1/42                                               27,402
       30,795              Federal Home Loan Mortgage Corp., 3.0%, 9/1/42                                               30,900
      124,985              Federal Home Loan Mortgage Corp., 3.0%, 9/1/46                                              124,796
       86,172              Federal Home Loan Mortgage Corp., 3.5%, 1/1/47                                               88,596
       30,622              Federal Home Loan Mortgage Corp., 3.5%, 10/1/40                                              31,605
       46,397              Federal Home Loan Mortgage Corp., 3.5%, 10/1/42                                              47,875
       62,852              Federal Home Loan Mortgage Corp., 3.5%, 10/1/42                                              64,988
       73,528              Federal Home Loan Mortgage Corp., 3.5%, 10/1/44                                              75,668
      225,104              Federal Home Loan Mortgage Corp., 3.5%, 10/1/45                                             231,436
      244,844              Federal Home Loan Mortgage Corp., 3.5%, 10/1/45                                             253,097
       49,026              Federal Home Loan Mortgage Corp., 3.5%, 11/1/28                                              51,346
      493,542              Federal Home Loan Mortgage Corp., 3.5%, 11/1/45                                             508,166
      205,134              Federal Home Loan Mortgage Corp., 3.5%, 12/1/44                                             210,904
      135,767              Federal Home Loan Mortgage Corp., 3.5%, 12/1/46                                             139,586
      414,901              Federal Home Loan Mortgage Corp., 3.5%, 12/1/46                                             428,871
      120,902              Federal Home Loan Mortgage Corp., 3.5%, 3/1/46                                              124,303
       64,380              Federal Home Loan Mortgage Corp., 3.5%, 5/1/42                                               66,417
      205,601              Federal Home Loan Mortgage Corp., 3.5%, 5/1/46                                              211,385
      289,897              Federal Home Loan Mortgage Corp., 3.5%, 6/1/45                                              299,739
       25,000              Federal Home Loan Mortgage Corp., 3.5%, 6/1/47                                               25,795
       75,000              Federal Home Loan Mortgage Corp., 3.5%, 6/1/47                                               77,110
      150,000              Federal Home Loan Mortgage Corp., 3.5%, 6/1/47                                              154,220
       86,176              Federal Home Loan Mortgage Corp., 3.5%, 7/1/29                                               89,955
      248,467              Federal Home Loan Mortgage Corp., 3.5%, 7/1/46                                              257,270
      355,000              Federal Home Loan Mortgage Corp., 3.5%, 7/13/17 (TBA)                                       364,698
      354,339              Federal Home Loan Mortgage Corp., 3.5%, 8/1/29                                              369,871
       23,111              Federal Home Loan Mortgage Corp., 3.5%, 8/1/44                                               23,799
      308,454              Federal Home Loan Mortgage Corp., 3.5%, 8/1/46                                              318,206
      359,650              Federal Home Loan Mortgage Corp., 3.5%, 8/1/46                                              371,759
      438,638              Federal Home Loan Mortgage Corp., 3.5%, 8/1/46                                              452,591
       67,478              Federal Home Loan Mortgage Corp., 4.0%, 1/1/46                                               71,021
      244,582              Federal Home Loan Mortgage Corp., 4.0%, 10/1/42                                             258,233
       45,480              Federal Home Loan Mortgage Corp., 4.0%, 10/1/43                                              47,911
       38,925              Federal Home Loan Mortgage Corp., 4.0%, 10/1/45                                              40,969
      245,542              Federal Home Loan Mortgage Corp., 4.0%, 11/1/41                                             262,786
       58,557              Federal Home Loan Mortgage Corp., 4.0%, 12/1/40                                              62,028
       27,603              Federal Home Loan Mortgage Corp., 4.0%, 12/1/44                                              29,052
      167,945              Federal Home Loan Mortgage Corp., 4.0%, 12/1/45                                             176,763
       36,833              Federal Home Loan Mortgage Corp., 4.0%, 2/1/44                                               38,997
      105,507              Federal Home Loan Mortgage Corp., 4.0%, 2/1/44                                              111,706
      288,085              Federal Home Loan Mortgage Corp., 4.0%, 2/1/46                                              303,212
       44,813              Federal Home Loan Mortgage Corp., 4.0%, 3/1/47                                               47,166
       91,925              Federal Home Loan Mortgage Corp., 4.0%, 4/1/45                                               96,752

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/17 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

    Principal   Floating
   Amount ($)   Rate (b)                                                                                                 Value
                           U.S. GOVERNMENT AND AGENCY OBLIGATIONS - (continued)
       84,696              Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                                        $      89,573
      134,620              Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                                              142,373
      263,845              Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                                              277,698
      273,937              Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                                              289,712
      714,409              Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                                              751,920
      110,001              Federal Home Loan Mortgage Corp., 4.0%, 5/1/44                                              115,777
       24,515              Federal Home Loan Mortgage Corp., 4.0%, 5/1/46                                               25,802
      469,302              Federal Home Loan Mortgage Corp., 4.0%, 5/1/47                                              493,943
      160,389              Federal Home Loan Mortgage Corp., 4.0%, 6/1/44                                              168,810
      142,692              Federal Home Loan Mortgage Corp., 4.0%, 6/1/46                                              150,184
       50,000              Federal Home Loan Mortgage Corp., 4.0%, 6/1/47                                               52,625
       35,563              Federal Home Loan Mortgage Corp., 4.0%, 7/1/44                                               37,650
       36,117              Federal Home Loan Mortgage Corp., 4.0%, 7/1/44                                               38,239
       44,408              Federal Home Loan Mortgage Corp., 4.0%, 7/1/44                                               47,017
       48,976              Federal Home Loan Mortgage Corp., 4.0%, 7/1/44                                               51,547
      230,274              Federal Home Loan Mortgage Corp., 4.0%, 7/1/46                                              242,365
      229,496              Federal Home Loan Mortgage Corp., 4.0%, 8/1/46                                              241,546
      279,650              Federal Home Loan Mortgage Corp., 4.5%, 5/1/47                                              300,122
        6,671              Federal Home Loan Mortgage Corp., 5.0%, 10/1/38                                               7,306
        4,564              Federal Home Loan Mortgage Corp., 5.0%, 12/1/21                                               4,751
       23,615              Federal Home Loan Mortgage Corp., 5.0%, 12/1/39                                              26,024
       13,324              Federal Home Loan Mortgage Corp., 5.0%, 5/1/39                                               14,663
        6,034              Federal Home Loan Mortgage Corp., 5.0%, 9/1/38                                                6,609
       21,692              Federal Home Loan Mortgage Corp., 5.5%, 6/1/41                                               24,189
       16,066              Federal Home Loan Mortgage Corp., 5.5%, 9/1/33                                               17,964
        3,271              Federal Home Loan Mortgage Corp., 6.0%, 1/1/34                                                3,676
        1,216              Federal Home Loan Mortgage Corp., 6.0%, 10/1/32                                               1,367
        9,627              Federal Home Loan Mortgage Corp., 6.0%, 11/1/32                                              10,942
        7,398              Federal Home Loan Mortgage Corp., 6.0%, 12/1/32                                               8,421
        2,099              Federal Home Loan Mortgage Corp., 6.0%, 12/1/36                                               2,377
       13,420              Federal Home Loan Mortgage Corp., 6.0%, 2/1/33                                               15,236
        4,037              Federal Home Loan Mortgage Corp., 6.5%, 1/1/29                                                4,525
        9,727              Federal Home Loan Mortgage Corp., 6.5%, 10/1/31                                              10,752
        2,387              Federal Home Loan Mortgage Corp., 6.5%, 2/1/32                                                2,659
        2,221              Federal Home Loan Mortgage Corp., 6.5%, 3/1/32                                                2,455
        1,715              Federal Home Loan Mortgage Corp., 6.5%, 4/1/31                                                1,923
       14,158              Federal Home Loan Mortgage Corp., 6.5%, 4/1/32                                               16,120
        5,077              Federal Home Loan Mortgage Corp., 6.5%, 7/1/32                                                5,735
       29,516              Federal Home Loan Mortgage Corp., 7.0%, 10/1/46                                              31,982
        1,833              Federal Home Loan Mortgage Corp., 7.0%, 2/1/31                                                2,102
          996              Federal Home Loan Mortgage Corp., 7.0%, 3/1/32                                                1,012
          532              Federal Home Loan Mortgage Corp., 7.0%, 4/1/30                                                  537
        3,203              Federal Home Loan Mortgage Corp., 7.0%, 4/1/32                                                3,764
          444              Federal Home Loan Mortgage Corp., 7.0%, 8/1/22                                                  445
        3,317              Federal Home Loan Mortgage Corp., 7.0%, 9/1/22                                                3,518
        1,699              Federal Home Loan Mortgage Corp., 7.5%, 8/1/31                                                1,918
       75,595              Federal National Mortgage Association, 2.5%, 4/1/45                                          72,941
      140,177              Federal National Mortgage Association, 3.0%, 4/1/31                                         143,972

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

    Principal   Floating
   Amount ($)   Rate (b)                                                                                                 Value
                           U.S. GOVERNMENT AND AGENCY OBLIGATIONS - (continued)
      488,618              Federal National Mortgage Association, 3.5%, 2/1/45                                   $     502,152
      358,923              Federal National Mortgage Association, 3.5%, 4/1/32                                         374,201
      734,541              Federal National Mortgage Association, 3.5%, 5/1/47                                         754,887
      218,021              Federal National Mortgage Association, 3.5%, 7/1/46                                         224,060
       54,165              Federal National Mortgage Association, 4.0%, 10/1/45                                         56,966
      116,059              Federal National Mortgage Association, 5.0%, 5/1/31                                         126,847
      225,590              Government National Mortgage Association I, 3.5%, 1/15/45                                   233,859
       55,282              Government National Mortgage Association I, 3.5%, 10/15/42                                   57,445
      339,140              Government National Mortgage Association I, 3.5%, 11/15/41                                  352,366
      136,387              Government National Mortgage Association I, 3.5%, 8/15/42                                   141,671
      110,920              Government National Mortgage Association I, 3.5%, 8/15/46                                   115,067
      112,738              Government National Mortgage Association I, 4.0%, 1/15/25                                   119,215
      395,181              Government National Mortgage Association I, 4.0%, 3/15/44                                   416,014
      147,429              Government National Mortgage Association I, 4.0%, 4/15/45                                   155,243
        5,155              Government National Mortgage Association I, 4.0%, 6/15/45                                     5,427
      206,519              Government National Mortgage Association I, 4.0%, 6/15/45                                   217,406
       22,000              Government National Mortgage Association I, 4.0%, 7/15/45                                    23,168
       69,123              Government National Mortgage Association I, 4.0%, 8/15/43                                    74,383
       20,867              Government National Mortgage Association I, 4.0%, 8/15/45                                    22,058
       60,327              Government National Mortgage Association I, 4.0%, 9/15/44                                    63,508
        4,171              Government National Mortgage Association I, 4.5%, 4/15/20                                     4,306
      100,664              Government National Mortgage Association I, 4.5%, 5/15/39                                   109,843
        9,900              Government National Mortgage Association I, 4.5%, 8/15/41                                    10,729
        5,572              Government National Mortgage Association I, 5.0%, 7/15/19                                     5,711
        9,212              Government National Mortgage Association I, 5.0%, 9/15/33                                    10,042
       17,832              Government National Mortgage Association I, 5.5%, 10/15/34                                   19,852
       14,432              Government National Mortgage Association I, 5.5%, 3/15/33                                    16,179
       16,087              Government National Mortgage Association I, 5.5%, 7/15/33                                    18,123
       38,184              Government National Mortgage Association I, 5.5%, 8/15/33                                    42,822
        8,805              Government National Mortgage Association I, 6.0%, 1/15/33                                    10,132
        2,773              Government National Mortgage Association I, 6.0%, 10/15/32                                    3,126
        9,692              Government National Mortgage Association I, 6.0%, 10/15/32                                   10,926
       25,216              Government National Mortgage Association I, 6.0%, 11/15/32                                   28,735
       29,316              Government National Mortgage Association I, 6.0%, 11/15/32                                   33,435
       14,153              Government National Mortgage Association I, 6.0%, 12/15/33                                   16,214
        1,324              Government National Mortgage Association I, 6.0%, 2/15/18                                     1,326
       16,019              Government National Mortgage Association I, 6.0%, 2/15/29                                    18,199
       15,118              Government National Mortgage Association I, 6.0%, 4/15/28                                    17,204
        1,955              Government National Mortgage Association I, 6.0%, 8/15/19                                     1,999
        9,095              Government National Mortgage Association I, 6.0%, 8/15/34                                    10,253
       14,185              Government National Mortgage Association I, 6.0%, 8/15/34                                    16,121
       13,211              Government National Mortgage Association I, 6.0%, 9/15/32                                    15,330
        6,673              Government National Mortgage Association I, 6.5%, 10/15/31                                    7,292
        2,629              Government National Mortgage Association I, 6.5%, 12/15/31                                    2,872
        2,871              Government National Mortgage Association I, 6.5%, 12/15/31                                    3,251
       25,684              Government National Mortgage Association I, 6.5%, 12/15/32                                   30,233
        4,494              Government National Mortgage Association I, 6.5%, 2/15/29                                     4,911
        1,862              Government National Mortgage Association I, 6.5%, 3/15/26                                     2,034


   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/17 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

    Principal   Floating
   Amount ($)   Rate (b)                                                                                                 Value
                           U.S. GOVERNMENT AND AGENCY OBLIGATIONS - (continued)
        1,316              Government National Mortgage Association I, 6.5%, 4/15/32                             $       1,440
        2,062              Government National Mortgage Association I, 6.5%, 4/15/32                                     2,311
        6,032              Government National Mortgage Association I, 6.5%, 5/15/29                                     6,973
       15,717              Government National Mortgage Association I, 6.5%, 5/15/29                                    18,166
        3,912              Government National Mortgage Association I, 6.5%, 5/15/31                                     4,275
        5,398              Government National Mortgage Association I, 6.5%, 6/15/28                                     5,899
        5,414              Government National Mortgage Association I, 6.5%, 6/15/28                                     6,237
        1,171              Government National Mortgage Association I, 6.5%, 6/15/32                                     1,280
        2,489              Government National Mortgage Association I, 6.5%, 6/15/32                                     2,790
        5,307              Government National Mortgage Association I, 6.5%, 6/15/32                                     5,836
       20,274              Government National Mortgage Association I, 6.5%, 7/15/31                                    22,155
        5,329              Government National Mortgage Association I, 6.5%, 7/15/32                                     5,842
        6,197              Government National Mortgage Association I, 6.5%, 9/15/31                                     6,796
          365              Government National Mortgage Association I, 7.0%, 1/15/26                                       367
        5,238              Government National Mortgage Association I, 7.0%, 1/15/29                                     5,908
        6,299              Government National Mortgage Association I, 7.0%, 11/15/28                                    6,840
          715              Government National Mortgage Association I, 7.0%, 12/15/30                                      730
       17,472              Government National Mortgage Association I, 7.0%, 2/15/28                                    18,365
        1,943              Government National Mortgage Association I, 7.0%, 2/15/31                                     1,987
        4,057              Government National Mortgage Association I, 7.0%, 5/15/31                                     4,263
       15,221              Government National Mortgage Association I, 7.0%, 5/15/32                                    16,674
        7,571              Government National Mortgage Association I, 7.0%, 6/15/29                                     8,249
       19,682              Government National Mortgage Association I, 7.0%, 7/15/26                                    20,710
          752              Government National Mortgage Association I, 7.0%, 7/15/29                                       782
        3,799              Government National Mortgage Association I, 7.0%, 7/15/29                                     4,277
        3,038              Government National Mortgage Association I, 7.0%, 8/15/31                                     3,636
        1,736              Government National Mortgage Association I, 7.0%, 9/15/27                                     1,787
          532              Government National Mortgage Association I, 7.5%, 10/15/22                                      566
        3,565              Government National Mortgage Association I, 7.5%, 10/15/29                                    3,949
          185              Government National Mortgage Association I, 7.5%, 6/15/23                                       185
          362              Government National Mortgage Association I, 7.5%, 8/15/23                                       373
      121,970              Government National Mortgage Association II, 3.0%, 8/20/46                                  123,328
      381,758              Government National Mortgage Association II, 3.0%, 9/20/46                                  386,010
      187,594              Government National Mortgage Association II, 3.5%, 1/20/46                                  194,511
      358,856              Government National Mortgage Association II, 3.5%, 1/20/47                                  372,088
      353,695              Government National Mortgage Association II, 3.5%, 11/20/46                                 366,737
      359,791              Government National Mortgage Association II, 3.5%, 2/20/47                                  373,057
       15,767              Government National Mortgage Association II, 3.5%, 3/20/45                                   16,355
       47,829              Government National Mortgage Association II, 3.5%, 3/20/46                                   49,793
       16,952              Government National Mortgage Association II, 3.5%, 4/20/45                                   17,574
       21,565              Government National Mortgage Association II, 3.5%, 4/20/45                                   22,397
       39,483              Government National Mortgage Association II, 3.5%, 4/20/45                                   40,999
      149,267              Government National Mortgage Association II, 3.5%, 4/20/47                                  154,771
      103,625              Government National Mortgage Association II, 3.5%, 8/20/45                                  107,446
      250,183              Government National Mortgage Association II, 4.0%, 10/20/46                                 263,473
       77,681              Government National Mortgage Association II, 4.0%, 3/20/46                                   81,807
      362,975              Government National Mortgage Association II, 4.0%, 4/20/47                                  382,973
       39,209              Government National Mortgage Association II, 4.0%, 7/20/42                                   41,461

      The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

    Principal   Floating
   Amount ($)   Rate (b)                                                                                                 Value
                           U.S. GOVERNMENT AND AGENCY OBLIGATIONS - (continued)
      599,234              Government National Mortgage Association II, 4.0%, 7/20/44                            $     631,066
       33,076              Government National Mortgage Association II, 4.0%, 8/20/39                                   35,191
       57,136              Government National Mortgage Association II, 4.0%, 9/20/44                                   60,171
      269,766              Government National Mortgage Association II, 4.5%, 1/20/44                                  286,860
      339,797              Government National Mortgage Association II, 4.5%, 1/20/47                                  361,329
       75,244              Government National Mortgage Association II, 4.5%, 10/20/44                                  80,012
      157,545              Government National Mortgage Association II, 4.5%, 11/20/44                                 167,528
      348,898              Government National Mortgage Association II, 4.5%, 2/20/47                                  371,112
      502,525              Government National Mortgage Association II, 4.5%, 3/20/47                                  534,615
      342,803              Government National Mortgage Association II, 4.5%, 4/20/47                                  364,816
      100,492              Government National Mortgage Association II, 4.5%, 5/20/43                                  107,911
       14,254              Government National Mortgage Association II, 4.5%, 9/20/41                                   15,317
        6,385              Government National Mortgage Association II, 5.0%, 1/20/20                                    6,598
       10,397              Government National Mortgage Association II, 5.0%, 11/20/19                                  10,731
       15,080              Government National Mortgage Association II, 6.0%, 11/20/33                                  17,095
        1,289              Government National Mortgage Association II, 6.0%, 12/20/18                                   1,296
        3,231              Government National Mortgage Association II, 6.0%, 7/20/19                                    3,251
        4,556              Government National Mortgage Association II, 6.5%, 12/20/28                                   5,268
        2,976              Government National Mortgage Association II, 6.5%, 8/20/28                                    3,437
        2,655              Government National Mortgage Association II, 6.5%, 9/20/31                                    3,127
        1,323              Government National Mortgage Association II, 7.0%, 1/20/31                                    1,553
        9,126              Government National Mortgage Association II, 7.0%, 2/20/29                                   10,672
        4,215              Government National Mortgage Association II, 7.0%, 5/20/26                                    4,785
          816              Government National Mortgage Association II, 7.5%, 8/20/27                                      963
          273              Government National Mortgage Association II, 8.0%, 8/20/25                                      306
      420,000              U.S. Treasury Bill, 7/13/17 (c)                                                             419,910
      425,000              U.S. Treasury Bill, 7/27/17 (c)                                                             424,768
    7,600,000              U.S. Treasury Bill, 7/6/17 (c)                                                            7,599,526
    5,500,000              U.S. Treasury Bill, 9/18/27 (c)                                                           5,486,574
      185,000              U.S. Treasury Bonds, 2.5%, 2/15/45                                                          172,650
      125,000              U.S. Treasury Bonds, 3.0%, 11/15/44                                                         128,984
      500,000              U.S. Treasury Bonds, 4.375%, 5/15/41                                                        640,918
       25,000              U.S. Treasury Bonds, 4.75%, 2/15/37                                                          33,307
      250,000              U.S. Treasury Bonds, 5.375%, 2/15/31                                                        335,996
    1,728,936              U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/45                                     1,621,432
    2,961,811              U.S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/46                                      2,959,155
                                                                                                                 -------------
                                                                                                                 $  74,350,286
                                                                                                                 -------------
                           TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                           (Cost $74,578,706)                                                                    $  74,350,286
                                                                                                                 -------------
                           FOREIGN GOVERNMENT BONDS - 0.3%
      200,000              Africa Finance Corp., 4.375%, 4/29/20 (144A)                                          $     206,040
      205,000              Kuwait Intl Bond, 3.5%, 3/20/27 (144A)                                                      209,428
                                                                                                                 -------------
                                                                                                                 $     415,468
                                                                                                                 -------------
                           TOTAL FOREIGN GOVERNMENT BONDS
                           (Cost $401,896)                                                                       $     415,468
                                                                                                                 -------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/17 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

    Principal   Floating
   Amount ($)   Rate (b)                                                                                                 Value
                           MUNICIPAL BONDS - 1.0% (f)
                           Municipal Education - 0.0%+
       10,000              Amherst College, 3.794%, 11/1/42                                                      $       9,965
                                                                                                                 -------------
                           Municipal General - 0.1%
       90,000              JobsOhio Beverage System, 3.985%, 1/1/29                                              $      96,060
       25,000              JobsOhio Beverage System, 4.532%, 1/1/35                                                     27,562
       50,000              Virginia Commonwealth Transportation Board, 4.0%, 5/15/31                                    53,922
       50,000              Virginia Commonwealth Transportation Board, 4.0%, 5/15/32                                    53,598
                                                                                                                 -------------
                                                                                                                 $     231,142
                                                                                                                 -------------
                           Higher Municipal Education - 0.7%
       25,000              Baylor University, 4.313%, 3/1/42                                                     $      26,502
      210,000              Massachusetts Development Finance Agency, Harvard University-Series A,
                           5.0%, 7/15/40                                                                               276,175
      150,000              New York State Dormitory Authority, 5.0%, 10/1/46                                           201,381
       50,000              The George Washington University, 1.827%, 9/15/17                                            50,041
      580,000              University Of California Revenues, 3.063%, 7/1/25                                           584,159
       50,000              University of Virginia, Green Bond Series A, 5.0%, 4/1/45                                    57,918
                                                                                                                 -------------
                                                                                                                 $   1,196,176
                                                                                                                 -------------
                           Municipal School District - 0.1%
       50,000              Frisco Independent School District, 4.0%, 8/15/40                                     $      52,824
       25,000              Frisco Independent School District, 4.0%, 8/15/45                                            26,274
                                                                                                                 -------------
                                                                                                                 $      79,098
                                                                                                                 -------------
                           Municipal Transportation - 0.1%
      100,000              Fairfax County Economic Development Authority, 2.875%, 4/1/34                         $      91,231
       10,000              Port Authority of New York & New Jersey, 4.458%, 10/1/62                                     10,895
       80,000              Virginia Commonwealth Transportation Board, 3.0%, 5/15/39                                    74,501
                                                                                                                 -------------
                                                                                                                 $     176,627
                                                                                                                 -------------
                           Municipal Obligation - 0.0%+
       50,000              State of Texas, 4.0%, 10/1/44                                                         $      52,536
                                                                                                                 -------------
                           TOTAL MUNICIPAL BONDS
                           (Cost $1,726,518)                                                                     $   1,745,544
                                                                                                                 -------------
                           SENIOR FLOATING RATE LOAN INTERESTS - 4.4%**
                           Energy - 0.3%
                           Oil & Gas Drilling - 0.1%
      250,000       7.08   Gavilan Resources LLC, Initial Term Loan (Second Lien), 2/23/24                       $     238,125
                                                                                                                 -------------
                           Oil & Gas Refining & Marketing - 0.1%
      104,825       3.23   Pilot Travel Centers LLC, Initial Tranche B Term Loan, 5/25/23                        $     105,559
                                                                                                                 -------------
                           Oil & Gas Storage & Transportation - 0.1%
      100,000       3.83   Energy Transfer Equity LP, Loan, 2/2/24                                               $      99,634
                                                                                                                 -------------
                           Total Energy                                                                          $     443,318
                                                                                                                 -------------
                           Materials - 0.2%
                           Commodity Chemicals - 0.1%
       99,740       4.80   Tronox Pigments Holland BV, New Term Loan, 3/19/20                                    $     100,546
                                                                                                                 -------------
                           Metal & Glass Containers - 0.0%+
       74,055       4.73   Tekni-Plex, Inc., Tranche B-1 Term Loan (First Lien), 4/15/22                         $      74,250
                                                                                                                 -------------
                           Paper Packaging - 0.0%+
       98,977       4.65   Coveris Holdings SA, USD Term Loan, 4/14/19                                           $      98,606
                                                                                                                 -------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

    Principal   Floating
   Amount ($)   Rate (b)                                                                                                 Value
                           Steel - 0.1%
       99,500       4.79   Zekelman Industries, Inc., Term Loan, 6/8/21                                          $     100,412
                                                                                                                 -------------
                           Total Materials                                                                       $     373,814
                                                                                                                 -------------
                           Capital Goods - 0.2%
                           Aerospace & Defense - 0.0%+
       51,265       3.98   DigitalGlobe, Inc., Term Loan, 12/22/23                                               $      51,394
                                                                                                                 -------------
                           Electrical Components & Equipment - 0.1%
       99,750       3.73   Dell International LLC, Term Loan, 9/7/23                                             $     100,275
      100,000       3.62   Southwire Co., Term Loan, 1/31/21                                                           100,417
                                                                                                                 -------------
                                                                                                                 $     200,692
                                                                                                                 -------------
                           Industrial Conglomerates - 0.1%
       99,500       4.23   Milacron LLC, Term B Loan, 9/25/23                                                    $      99,873
                                                                                                                 -------------
                           Trading Companies & Distributors - 0.0%+
       74,681       4.49   WESCO Distribution, Inc., Tranche B-1 Loan, 12/12/19                                  $      74,938
                                                                                                                 -------------
                           Total Capital Goods                                                                   $     426,897
                                                                                                                 -------------
                           Commercial Services & Supplies - 0.2%
                           Environmental & Facilities Services - 0.1%
       99,641       4.80   Infiltrator Water Technologies LLC, Term B-1 Loan, 5/27/22                            $     100,388
       99,491       4.05   Waste Industries USA, Inc., Term B Loan, 2/27/20                                            100,051
                                                                                                                 -------------
                                                                                                                 $     200,439
                                                                                                                 -------------
                           Human Resource & Employment Services - 0.1%
       68,224       3.29   On Assignment, Inc., Tranche B-2 Term Loan, 6/5/22                                    $      68,835
                                                                                                                 -------------
                           Total Commercial Services & Supplies                                                  $     269,274
                                                                                                                 -------------
                           Automobiles & Components - 0.4%
                           Auto Parts & Equipment - 0.3%
       76,016       3.22   Allison Transmission, Inc., Term B-3 Loan, 8/23/19                                    $      76,560
       94,050       3.47   American Axle & Manufacturing, Inc., Tranche B Term Loan, 3/9/24                             93,686
       98,620       6.05   Electrical Components International, Inc., Loan, 4/17/21                                     99,236
       88,856       4.93   Federal-Mogul Corporation, Tranche C Term, 4/15/21                                           89,217
       98,744       3.98   TI Group Automotive Systems LLC, Initial US Term Loan, 6/25/22                               98,867
       99,750       3.88   Tower Automotive Holdings USA LLC, Initial Term Loan, 3/6/24                                 99,937
                                                                                                                 -------------
                                                                                                                 $     557,503
                                                                                                                 -------------
                           Tires & Rubber - 0.1%
       68,333       3.12   The Goodyear Tire & Rubber Co., Term Loan (Second Lien), 3/27/19                      $      68,945
                                                                                                                 -------------
                           Total Automobiles & Components                                                        $     626,448
                                                                                                                 -------------
                           Consumer Services - 0.4%
                           Casinos & Gaming - 0.0%+
       76,763       5.11   Scientific Games International, Inc., Initial Term B-3 Loan, 10/1/21                  $      77,612
                                                                                                                 -------------
                           Leisure Facilities - 0.1%
       86,194       3.23   Six Flags Theme Parks, Inc., Tranche B Term Loan, 6/30/22                             $      87,097
                                                                                                                 -------------
                           Education Services - 0.1%
       98,979       3.48   Bright Horizons Family Solutions LLC (f.k.a. Bright Horizons Family Solutions, Inc.),
                           Term B Loan, 11/3/23                                                                  $      99,680
       96,519       4.23   Houghton Mifflin Harcourt Publishers, Inc., Term Loan, 5/11/21                               92,055
                                                                                                                 -------------
                                                                                                                 $     191,735
                                                                                                                 -------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/17 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

    Principal   Floating
   Amount ($)   Rate (b)                                                                                                 Value
                           Specialized Consumer Services - 0.2%
       40,633       5.29   GENEX Holdings, Inc., Term B Loan (First Lien), 5/22/21                               $      40,455
      222,938       5.05   Kindercare Education LLC, 1st Lien Term Loan, 8/13/22                                       224,401
                                                                                                                 -------------
                                                                                                                 $     264,856
                                                                                                                 -------------
                           Total Consumer Services                                                               $     621,300
                                                                                                                 -------------
                           Media - 0.4%
                           Broadcasting - 0.2%
      150,000       3.10   Nielsen Finance LLC (VNU, Inc.), Class B-4 Term Loan, 10/4/23                         $     150,324
      133,720       3.98   Univision Communications, Inc., 2017 Replacement Repriced First-Lien
                           Term Loan, 3/15/24                                                                          131,506
                                                                                                                 -------------
                                                                                                                 $     281,830
                                                                                                                 -------------
                           Cable & Satellite - 0.0%+
      100,000       3.91   UPC Financing Partnership, Facility AP, 4/15/25                                       $     100,238
                                                                                                                 -------------
                           Movies & Entertainment - 0.2%
       44,318       3.79   Kasima LLC, Term Loan, 5/17/21                                                        $      44,577
       99,251       3.32   Live Nation Entertainment, Inc., Term Loan B, 10/27/23                                       99,779
      149,231       3.73   Rovi Solutions Corp., Term B Loan, 7/2/21                                                   149,585
                                                                                                                 -------------
                                                                                                                 $     293,941
                                                                                                                 -------------
                           Total Media                                                                           $     676,009
                                                                                                                 -------------
                           Retailing - 0.1%
                           Home Improvement Retail - 0.0%+
        9,798       4.50   Apex Tool Group LLC, Term Loan, 2/1/20                                                $       9,553
                                                                                                                 -------------
                           Specialty Stores - 0.1%
       98,741       4.22   PetSmart, Inc., Tranche B-2 Loan, 3/10/22                                             $      91,944
                                                                                                                 -------------
                           Automotive Retail - 0.0%+
       57,237       4.84   CWGS Group LLC, Term Loan, 11/3/23                                                    $      57,616
                                                                                                                 -------------
                           Total Retailing                                                                       $     159,113
                                                                                                                 -------------
                           Food, Beverage & Tobacco - 0.1%
                           Packaged Foods & Meats - 0.1%
       99,499       6.65   Give and Go Prepared Foods Corp., Term Loan (First Lien), 7/12/23                     $     100,369
       99,750       5.75   JBS USA Lux SA (fka JBS USA, LLC), Initial Term Loan, 10/30/22                               97,365
                                                                                                                 -------------
                                                                                                                 $     197,734
                                                                                                                 -------------
                           Total Food, Beverage & Tobacco                                                        $     197,734
                                                                                                                 -------------
                           Household & Personal Products - 0.1%
                           Personal Products - 0.1%
      129,274       4.73   Revlon Consumer Products Corp., Initial Term B Loan, 7/22/23                          $     120,845
      126,592       4.80   The Nature's Bounty Co., Dollar Term B-1 Loan, 5/5/23                                       126,892
                                                                                                                 -------------
                                                                                                                 $     247,737
                                                                                                                 -------------
                           Total Household & Personal Products                                                   $     247,737
                                                                                                                 -------------
                           Health Care Equipment & Services - 0.6%
                           Health Care Supplies - 0.0%+
       90,000       4.55   Kinetic Concepts, Inc., Term Loan B, 2/1/24                                           $      89,681
                                                                                                                 -------------
                           Health Care Services - 0.0%+
       99,750       3.98   Team Health Holdings, Inc., Initial Term Loan, 1/12/24                                $      99,339
                                                                                                                 -------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

    Principal   Floating
   Amount ($)   Rate (b)                                                                                                 Value
                           Health Care Facilities - 0.3%
       69,968       3.23   HCA, Inc., Tranche B-9 Term Loan, 3/10/23                                             $      70,235
       66,361       5.30   Iasis Healthcare LLC, Term B-3 Loan, 4/28/21                                                 66,842
       87,985       4.73   Vizient, Inc., Term B-3 Loan, 2/13/23                                                        88,920
       95,680       4.21   Concentra, Inc., Tranche B Term Loan (First Lien), 5/8/22                                    95,874
       25,988       3.48   HCA, Inc., Tranche B-8 Term Loan, 2/15/24                                                    26,134
       98,478       4.69   Kindred Healthcare, Inc., Tranche B Loan (First Lien), 4/10/21                               99,073
                                                                                                                 -------------
                                                                                                                 $     447,078
                                                                                                                 -------------
                           Managed Health Care - 0.1%
       99,000       7.25   Prospect Medical Holdings, Inc., Term Loan, 6/20/22                                   $     100,176
                                                                                                                 -------------
                           Health Care Technology - 0.2%
       99,750       3.98   Change Healthcare Holdings, Inc. (f.k.a. Emdeon, Inc.), Closing Date
                           Term Loan, 2/3/24                                                                     $      99,890
      169,150       3.23   Quintiles IMS, Inc., Term B-1 Dollar Loan, 3/7/24                                           170,507
                                                                                                                 -------------
                                                                                                                 $     270,397
                                                                                                                 -------------
                           Total Health Care Equipment & Services                                                $   1,006,671
                                                                                                                 -------------
                           Pharmaceuticals, Biotechnology & Life Sciences - 0.2%
                           Pharmaceuticals - 0.1%
        9,537       5.50   Concordia Healthcare Corp., Initial Dollar Term Loan, 10/20/21                        $       7,171
      150,000       3.30   RPI Finance Trust, Initial Term Loan B-6, 3/17/23                                           150,738
                                                                                                                 -------------
                                                                                                                 $     157,909
                                                                                                                 -------------
                           Life Sciences Tools & Services - 0.1%
      151,817       3.98   Catalent Pharma Solutions, Dollar Term Loan, 5/20/21                                  $     153,367
                                                                                                                 -------------
                           Total Pharmaceuticals, Biotechnology & Life Sciences                                  $     311,276
                                                                                                                 -------------
                           Diversified Financials - 0.2%
                           Other Diversified Financial Services - 0.0%+
       29,003       6.08   Ocwen Loan Seriesvicing LLC, Restatement Effective Date Term Loan, 12/5/20            $      28,867
                                                                                                                 -------------
                           Specialized Finance - 0.1%
      185,112       3.50   Restaurant Brands, 1st Lien Term Loan B, 2/17/27                                      $     185,074
                                                                                                                 -------------
                           Diversified Capital Markets - 0.1%
      150,000       3.96   Avolon TLB Borrower 1 (US) LLC, Initial Term B-2 Loan, 1/20/22                        $     151,501
                                                                                                                 -------------
                           Total Diversified Financials                                                          $     365,442
                                                                                                                 -------------
                           Insurance - 0.1%
                           Property & Casualty Insurance - 0.1%
       94,580       6.54   Confie Seguros Holding II Co., Term B Loan, 4/13/22                                   $      93,664
                                                                                                                 -------------
                           Total Insurance                                                                       $      93,664
                                                                                                                 -------------
                           Real Estate - 0.1%
                           Retail REIT - 0.1%
       98,741       4.42   DTZ US Borrower LLC, 2015-1 Additional Term Loan (First Lien), 11/4/21                $      98,876
                                                                                                                 -------------
                           Total Real Estate                                                                     $      98,876
                                                                                                                 -------------
                           Software & Services - 0.5%
                           Internet Software & Services - 0.1%
       99,750       4.17   Rackspace Hosting, Inc., 2017 Refinancing Term B Loan (First Lien), 11/3/23           $      99,925
                                                                                                                 -------------
                           IT Consulting & Other Services - 0.1%
       99,893       3.73   Go Daddy Operating Co LLC, Initial Term Loan, 2/6/24                                  $     100,230
       99,499       5.55   Rocket Software, Inc., Term Loan (First Lien), 10/11/23                                     100,519
                                                                                                                 -------------
                                                                                                                 $     200,749
                                                                                                                 -------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/17 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

    Principal   Floating
   Amount ($)   Rate (b)                                                                                                 Value
                           Data Processing & Outsourced Services - 0.1%
       82,175       3.72   First Data Corp., 2024 New Dollar Term Loan, 4/21/24                                  $      82,247
                                                                                                                 -------------
                           Application Software - 0.1%
       74,438       6.42   DTI HoldCo, Inc., Term Loan (First Lien), 9/23/23                                     $      72,437
       99,750       4.08   Synchronoss Technologies, Inc., Initial Term Loan, 1/19/24                                   98,329
       70,912       0.00   Verint Systems, Inc., 1st Lien Term Loan B, 6/29/24                                          71,178
                                                                                                                 -------------
                                                                                                                 $     241,944
                                                                                                                 -------------
                           Systems Software - 0.1%
       19,000       0.00   MA Finance Co., LLC (a.k.a. Micro Focus International Plc), Tranche B-3
                           Term Loan, 4/18/24                                                                    $      19,021
      131,000       2.75   Seattle Escrow Borrower LLC, Initial Term Loan, 4/18/24                                     131,147
                                                                                                                 -------------
                                                                                                                 $     150,168
                                                                                                                 -------------
                           Total Software & Services                                                             $     775,033
                                                                                                                 -------------
                           Semiconductors & Semiconductor Equipment - 0.0%+
                           Semiconductors - 0.0%+
       31,964       3.33   Microsemi Corp., Closing Date Term B Loan, 12/17/22                                   $      32,087
                                                                                                                 -------------
                           Total Semiconductors & Semiconductor Equipment                                        $      32,087
                                                                                                                 -------------
                           Telecommunication Services - 0.2%
                           Integrated Telecommunication Services - 0.1%
       59,981       4.23   Cincinnati Bell, Inc., Tranche B Term Loan, 9/10/20                                   $      60,450
      100,000       3.47   Level 3 Financing, Inc., Tranche B 2024 Term Loan, 2/17/24                                  100,354
                                                                                                                 -------------
                                                                                                                 $     160,804
                                                                                                                 -------------
                           Wireless Telecommunication Services - 0.1%
       99,750       3.75   Sprint Communications, Inc., Initial Term Loan, 2/2/24                                $      99,857
                                                                                                                 -------------
                           Total Telecommunication Services                                                      $     260,661
                                                                                                                 -------------
                           Utilities - 0.2%
                           Electric Utilities - 0.1%
       83,961       6.30   APLP Holdings LP, Term Loan, 4/12/23                                                  $      84,271
       49,696       5.11   TPF II Power, LLC, Term Loan, 10/2/21                                                        49,547
       18,571       3.98   Vistra Operations Co LLC, Initial Term C Loan, 8/4/23                                        18,415
       81,021       3.98   Vistra Operations Co LLC, Initial Term Loan, 8/4/23                                          80,343
                                                                                                                 -------------
                                                                                                                 $     232,576
                                                                                                                 -------------
                           Independent Power Producers & Energy Traders - 0.1%
       98,741       4.05   Calpine Corp., Term Loan, 5/28/22                                                     $      98,741
       94,214       5.80   TerraForm AP Acquisition Holdings LLC, Term Loan, 6/26/22                                    95,156
                                                                                                                 -------------
                                                                                                                 $     193,897
                                                                                                                 -------------
                           Total Utilities                                                                       $     426,473
                                                                                                                 -------------
                           TOTAL SENIOR FLOATING RATE LOAN INTERESTS
                           (Cost $7,361,363)                                                                     $   7,411,827
                                                                                                                 -------------

Shares
                           CLOSED-END FUND - 1.7%
                           Insurance - 1.7%
                           Property & Casualty Insurance - 1.7%
      275,466              Pioneer ILS Interval Fund (g)                                                         $   2,897,898
                                                                                                                 -------------
                           TOTAL CLOSED-END FUND
                           (Cost $2,871,068)                                                                     $   2,897,898
                                                                                                                 -------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

    Principal   Floating
   Amount ($)   Rate (b)                                                                                                Value
                           TEMPORARY CASH INVESTMENTS - 0.8%
                           Commercial Paper - 0.8%
      340,000              Energy Transfer, Commercial Paper, 7/6/17 (c)                                         $     339,904
      515,000              Federation, Commercial Paper, 7/5/17 (c)                                                    514,918
      455,000              Prudential Funding LLC, Commercial Paper, 7/5/17 (c)                                        454,929
                                                                                                                 -------------
                                                                                                                 $   1,309,751
                                                                                                                 -------------
                           TOTAL TEMPORARY CASH INVESTMENTS
                           (Cost $1,309,794)                                                                     $   1,309,751
                                                                                                                 -------------
                           TOTAL INVESTMENT IN SECURITIES - 103.2%
                           (Cost $173,673,760) (a)                                                               $ 174,967,853
                                                                                                                 -------------
                           OTHER ASSETS & LIABILITIES - (3.2)%                                                   $  (5,403,133)
                                                                                                                 -------------
                                                                                                                 $ 169,564,720
                                                                                                                 =============
                           NET ASSETS - 100.0%

+           Amount rounds to less than 0.1%.

(TBA)       "To Be Announced" Securities.

(Step) Bond issued with an initial coupon rate which converts to a higher rate at a later date.

REMICS      Real Estate Mortgage Investment Conduits.

(Perpetual) Security with no stated maturity date.

REIT        Real Estate Investment Trust.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At June 30, 2017, the value of these securities amounted to $34,425,731 or 20.3% of net assets.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered
            Rate), (ii) the prime rate offered by one or more major U.S. banks,
            (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(a) At June 30, 2017, the net unrealized appreciation on investments based on cost for federal income tax purposes of $173,788,768 was as follows:

              Aggregate gross unrealized appreciation for all investments in
                which there is an excess of value over tax cost                  $ 2,278,925

              Aggregate gross unrealized depreciation for all investments in
                which there is an excess of tax cost over value                   (1,099,840)
                                                                                 -----------
              Net unrealized appreciation                                        $ 1,179,085
                                                                                 ===========

(b) Debt obligation with a variable interest rate. Rate shown is rate at period end.

(c) Security issued with a zero coupon. Income is earned through accretion of discount.

(d) Structured reinsurance investment. At June 30, 2017, the value of these securities amounted to $54,095 or less than 0.1% of net assets. See Notes To Financial Statements -- Note 1E.

(e)         Rate to be determined.

(f)         Consists of Revenue Bonds unless otherwise indicated.

(g) Affiliated funds managed by Amundi Pioneer Asset Management, Inc., (Amundi Pioneer) formerly Pioneer Investment Management, Inc.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2017 were as follows:

                                                          Purchases         Sales
             Long-Term U.S. Government                   $26,444,439     $ 4,195,167
             Other Long-Term Securities                  $42,370,469     $24,831,906

The Portfolio is permitted to engage in purchase and sale transactions ("cross trades") with certain Funds and accounts for which Amundi Pioneer, formerly Pioneer Investment Management, Inc. (PIM), serves as the Portfolio's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices.

During the six months ended June 30, 2017, the Portfolio engaged in purchases and sales pursuant to these procedures amounting to $704,162 and $--, respectively, which resulted in a net realized gain/loss of $--.

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/17 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

CREDIT DEFAULT SWAP AGREEMENTS - SELL PROTECTION

Notional                                                                  Credit     Expiration   Premiums          Unrealized
Principal ($)(1)  Counterparty         Obligation Entity/Index   Coupon   Rating(2)  Date         Received        Appreciation
      240,000     JP Morgan            Simon Property Group LP    1.00%   A          6/20/22        $ (745)            $ 2,601
                                                                                                    -------            -------
                                                                                                    $ (745)            $ 2,601
                                                                                                    =======            =======

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS - SELL PROTECTION

Notional                                                                  Credit     Expiration   Premiums          Unrealized
Principal ($)(1)  Counterparty         Obligation Entity/Index   Coupon   Rating(2)  Date             Paid        Appreciation
  1,200,000       Chicago              Markit CDX North America   1.00%   B+         6/20/20        $18,616            $ 4,751
                  Mercantile Exchange  Investment Grade Index
                                                                                                    -------            -------
                                                                                                    $18,616            $ 4,751
                                                                                                    =======            =======

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

(2) Based on Standard & Poor's rating of the issuer or the weighted average of all the underlying securities in the index.

Various inputs are used in determining the value of the Portfolios's investments. These inputs are summarized in the three broad levels listed below.

Level 1 - quoted prices in active markets for identical securities.

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of June 30, 2017, in valuing the Portfolio's investments:

                                                               Level 1       Level 2    Level 3      Total
Convertible Preferred Stocks                                 $1,690,428   $         --  $    --  $  1,690,428
Asset Backed Securities                                              --      8,884,568       --     8,884,568
Collateralized Mortgage Obligations                                  --     25,486,994       --    25,486,994
Corporate Bonds
  Insurance
     Reinsurance                                                     --             --   54,095        54,095
  All Other Corporate Bonds                                          --     50,720,994       --    50,720,994
U.S. Government and Agency Obligations                               --     74,350,286       --    74,350,286
Foreign Government Bonds                                             --        415,468       --       415,468
Municipal Bonds                                                      --      1,745,544       --     1,745,544
Senior Floating Rate Loan Interests                                  --      7,411,827       --     7,411,827
Closed-End Fund                                                      --      2,897,898       --     2,897,898
Commercial Paper                                                     --      1,309,751       --     1,309,751
                                                             ----------   ------------  -------  ------------
Total                                                        $1,690,428   $173,223,330  $54,095  $174,967,853
                                                             ==========   ============  =======  ============
Other Financial Instruments
Unrealized appreciation on swap contracts                    $       --   $      2,601  $    --  $      2,601
Unrealized appreciation on centrally cleared swap contracts          --          4,751       --         4,751
Unrealized appreciation on futures contracts                    120,543             --       --       120,543
Unrealized depreciation on futures contracts                     (7,451)            --       --        (7,451)
                                                             ----------   ------------  -------  ------------
Total Other Financial Instruments                            $  113,092   $      7,352  $    --  $    120,444
                                                             ==========   ============  =======  ============

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

                                                                     Corporate
                                                                       Bonds
Balance as of 12/31/16                                               $  52,870
Realized gain (loss)(1)                                                     --
Change in unrealized appreciation (depreciation)(2)                      1,225
Purchases                                                               50,000
Sales                                                                  (50,000)
Changes between Level 3*                                                    --
                                                                     ---------
                                                                     $  54,095
                                                                     =========
Balance as of 6/30/17

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

(1) Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

* Transfers are calculated on the beginning of period values. During the six months ended June 30, 2017, there were no transfers between Levels 1, 2 and 3.

     Net change in unrealized appreciation (depreciation) of investments still held as of 6/30/17   $ 1,225
                                                                                                    =======

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                           Six Months
                                                              Ended
                                                             6/30/17     Year Ended  Year Ended  Year Ended  Year Ended  Year Ended
                                                           (unaudited)    12/31/16    12/31/15    12/31/14    12/31/13    12/31/12
Class I
Net asset value, beginning of period                         $ 10.96      $ 10.83     $ 11.23     $ 11.01     $ 11.49     $ 11.89
                                                             -------      -------     -------     -------     -------     -------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $  0.14(b)   $  0.27(b)  $  0.28(b)  $  0.37     $  0.46     $  0.50
   Net realized and unrealized gain (loss) on investments       0.11         0.18       (0.25)       0.29       (0.34)       0.49
                                                             -------      -------     -------     -------     -------     -------
     Net increase (decrease) from investment operations      $  0.25      $  0.45     $  0.03     $  0.66     $  0.12     $  0.99
                                                             -------      -------     -------     -------     -------     -------
Distribution to shareowners:
   Net investment income                                     $ (0.15)     $ (0.31)    $ (0.33)    $ (0.38)    $ (0.48)    $ (0.55)
   Net realized gain                                           (0.04)       (0.01)      (0.10)      (0.06)      (0.12)      (0.84)
                                                             -------      -------     -------     -------     -------     -------
Total distributions                                          $ (0.19)     $ (0.32)    $ (0.43)    $ (0.44)    $ (0.60)    $ (1.39)
                                                             -------      -------     -------     -------     -------     -------
Net increase (decrease) in net asset value                   $  0.06      $  0.13     $ (0.40)    $  0.22     $ (0.48)    $ (0.40)
                                                             -------      -------     -------     -------     -------     -------
Net asset value, end of period                               $ 11.02      $ 10.96     $ 10.83     $ 11.23     $ 11.01     $ 11.49
                                                             =======      =======     =======     =======     =======     =======
Total return*                                                   2.30%        4.10%       0.30%       6.05%       1.02%       8.75%
Ratio of net expenses to average net assets (a)                 0.61%**      0.62%       0.62%       0.62%       0.62%       0.62%
Ratio of net investment income (loss) to average net assets     2.52%**      2.46%       2.56%       3.30%       4.07%       4.29%
Portfolio turnover rate                                           43%**        50%         41%        119%         33%         26%
Net assets, end of period (in thousands)                     $56,078      $48,442     $24,785     $25,470     $26,689     $32,367
Ratios with no waiver of fees and assumption of expenses by
   Amundi Pioneer formerly PIM and no reduction for fees
   paid indirectly:
   Total expenses to average net assets                         0.61%**      0.68%       0.81%       0.99%       1.08%       1.07%
   Net investment income (loss) to average net assets           2.52%**      2.40%       2.37%       2.93%       3.61%       3.83%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

**    Annualized.

(a)   Includes interest expense of 0.00%, 0.00%, 0.00%, 0.00%+, 0.00%, and
      0.00%, respectively.

+     Amount rounds to less than 0.01%.

(b) The per share data presented above is based on the average shares outstanding for the period presented.

Note: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                           Six Months
                                                              Ended
                                                             6/30/17     Year Ended  Year Ended  Year Ended  Year Ended  Year Ended
                                                           (unaudited)    12/31/16    12/31/15    12/31/14    12/31/13    12/31/12
Class II
Net asset value, beginning of period                         $  10.99     $ 10.85     $ 11.25     $ 11.03     $ 11.50     $ 11.90
                                                             --------     -------     -------     -------     -------     -------
Increase (decrease) from investment operations:
    Net investment income (loss)                             $   0.12(b)  $  0.25(b)  $  0.24(b)  $  0.33     $  0.41     $  0.45
    Net realized and unrealized gain (loss) on investments       0.11        0.18       (0.23)       0.30       (0.31)       0.50
                                                             --------     -------     -------     -------     -------     -------
       Net increase (decrease) from investment operations    $   0.23     $  0.43     $  0.01     $  0.63     $  0.10     $  0.95
                                                             --------     -------     -------     -------     -------     -------
Distribution to shareowners:
    Net investment income                                    $  (0.14)    $ (0.28)    $ (0.31)    $ (0.35)    $ (0.45)    $ (0.51)
    Net realized gain                                           (0.04)      (0.01)      (0.10)      (0.06)      (0.12)      (0.84)
                                                             --------     -------     -------     -------     -------     -------
Total distributions                                          $  (0.18)    $ (0.29)    $ (0.41)    $ (0.41)    $ (0.57)    $ (1.35)
                                                             --------     -------     -------     -------     -------     -------
Net increase (decrease) in net asset value                   $   0.05     $  0.14     $ (0.40)    $  0.22     $ (0.47)    $ (0.40)
                                                             --------     -------     -------     -------     -------     -------
Net asset value, end of period                               $  11.04     $ 10.99     $ 10.85     $ 11.25     $ 11.03     $ 11.50
                                                             ========     =======     =======     =======     =======     =======
Total return*                                                    2.08%       3.92%       0.08%       5.79%       0.83%       8.43%
Ratio of net expenses to average net assets (a)                  0.86%**     0.88%       0.84%       0.86%       0.90%       0.91%
Ratio of net investment income (loss) to average net assets      2.28%**     2.21%       2.18%       2.98%       3.69%       3.99%
Portfolio turnover rate                                            43%**       50%         41%        119%         33%         26%
Net assets, end of period (in thousands)                     $113,486     $95,484     $65,727     $21,539     $ 8,313     $ 5,027
Ratios with no waiver of fees and assumption of expenses by
   Amundi Pioneer formerly PIM and no reduction for fees
   paid indirectly:
   Total expenses                                                0.86%**     0.94%       1.03%       1.23%       1.36%       1.36%
   Net investment income (loss)                                  2.28%**     2.16%       1.99%       2.62%       3.23%       3.54%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

**    Annualized.

(a)   Includes interest expense of 0.00%, 0.00%, 0.00%, 0.00%+, 0.00%, and
      0.00%, respectively.

+     Amount rounds to less than 0.01%.

(b) The per share data presented above is based on the average shares outstanding for the period presented.

Note: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/17 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities of unaffiliated issuers, at value (cost $170,802,692)  $172,069,955
  Investment in securities of affiliated issuers, at value (cost $2,871,068)         2,897,898
                                                                                  ------------
     Total investment in securities, at value (cost $173,673,760)                 $174,967,853
  Cash                                                                                 618,447
  Restricted cash*                                                                     283,571
  Receivables --
     Investment securities sold                                                      1,049,120
     Portfolio shares sold                                                              63,895
     Interest                                                                          801,360
     Dividends                                                                          11,944
  Variation margin on centrally cleared swap contracts                                     306
  Variation margin on futures contracts                                                 33,344
  Unrealized appreciation on swap contracts                                              2,601
  Other assets                                                                          20,196
                                                                                  ------------
         Total assets                                                             $177,852,637
                                                                                  ------------
LIABILITIES:
   Payables --
     Investment securities purchased                                              $  8,154,035
     Portfolio shares repurchased                                                       27,461
   Credit default swaps, premiums received                                                 745
   Due to affiliates                                                                    30,513
   Accrued expenses                                                                     75,163
                                                                                  ------------
         Total liabilities                                                        $  8,287,917
                                                                                  ------------
NET ASSETS:
  Paid-in capital                                                                 $168,133,743
  Distributions in excess of net investment income                                     (95,424)
  Accumulated net realized gain on investments, futures contracts
    and swap contracts                                                                 111,864
  Net unrealized appreciation on investments                                         1,294,093
  Unrealized appreciation on swap contracts                                              7,352
  Net unrealized appreciation on futures contracts                                     113,092
                                                                                  ------------
         Net assets                                                               $169,564,720
                                                                                  ============
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
   Class I (based on $56,078,424/5,091,075 shares)                                $      11.02
                                                                                  ============
   Class II (based on $113,486,296/10,280,218 shares)                             $      11.04
                                                                                  ============

* Represents restricted cash deposited at the custodian and/or counterparty for derivative contracts.

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------

For the Six Months Ended 6/30/17

INVESTMENT INCOME:
  Interest                                                                                        $2,357,656
  Dividends                                                                                           33,376
                                                                                                  ----------
        Total investment income                                                                                $2,391,032
                                                                                                               ----------
EXPENSES:
  Management fees                                                                                 $  284,426
  Distribution fees
     Class II                                                                                        129,835
  Administrative expense                                                                              31,810
  Custodian fees                                                                                      62,709
  Professional fees                                                                                   23,627
  Printing expense                                                                                     5,679
  Fees and expenses of nonaffiliated Trustees                                                          3,674
  Pricing expense                                                                                     49,702
  Miscellaneous                                                                                        3,068
                                                                                                  ----------
     Total expenses                                                                                            $  594,530
                                                                                                               ----------
           Net investment income                                                                               $1,796,502
                                                                                                               ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
SWAP CONTRACTS AND FUTURES CONTRACTS:
  Net realized gain (loss) on:
     Investments (including from affiliated issuer of $(395))                                     $  418,956
     Swap contracts                                                                                   25,808
     Futures contracts                                                                              (251,424)  $  193,340
                                                                                                  ----------   ----------
  Change in net unrealized appreciation (depreciation) on:
     Investments (including from affiliated issuer of $57,783)                                    $1,203,685
     Swap contracts                                                                                  (15,356)
     Futures contracts                                                                                36,089   $1,224,418
                                                                                                  ----------   ----------
  Net realized and unrealized gain (loss) on investments, swap contracts and futures contracts                 $1,417,758
                                                                                                               ----------
  Net increase in net assets resulting from operations                                                         $3,214,260
                                                                                                               ==========

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                     Six Months
                                                                                         Ended
                                                                                        6/30/17      Year Ended
                                                                                      (unaudited)     12/31/16
FROM OPERATIONS:
Net investment income (loss)                                                         $  1,796,502   $  2,498,011
Net realized gain (loss) on investments, swap contracts and futures contracts             193,340        908,729
Change in net unrealized appreciation (depreciation) on investments, swap contracts
   and futures contracts                                                                1,224,418        609,338
                                                                                     ------------   ------------
      Net decrease in net assets resulting from operations                           $  3,214,260   $  4,016,078
                                                                                     ------------   ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class I ($0.15 and $0.31 per share, respectively)                              $   (681,871)  $   (742,504)
      Class II ($0.14 and $0.28 per share, respectively)                               (1,328,035)    (2,111,985)
Net realized gain:
      Class I ($0.04 and $0.01 per share, respectively)                              $   (194,666)  $    (12,468)
      Class II ($0.04 and $0.01 per share, respectively)                                 (391,774)       (40,204)
                                                                                     ------------   ------------
          Total distributions to shareowners                                         $ (2,596,346)  $ (2,907,161)
                                                                                     ------------   ------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                     $ 31,761,471   $ 72,527,947
Reinvestment of distributions                                                           2,596,346      2,909,311
Cost of shares repurchased                                                             (9,337,641)   (23,131,426)
                                                                                     ------------   ------------
      Net increase in net assets resulting from
         Portfolio share transactions                                                $ 25,020,176   $ 52,305,832
                                                                                     ------------   ------------
      Net increase in net assets                                                     $ 25,638,090   $ 53,414,749
NET ASSETS:
Beginning of period                                                                  $143,926,630   $ 90,511,881
                                                                                     ------------   ------------
End of period                                                                        $169,564,720   $143,926,630
                                                                                     ============   ============
Undistributed (distributions in excess of) net investment income                     $    (95,424)  $    117,980
                                                                                     ============   ============

                              Six Months      Six Months
                                 Ended          Ended
                                6/30/17        6/30/17      Year Ended    Year Ended
                                 Shares        Amount        12/31/16      12/31/16
                              (unaudited)    (unaudited)      Shares        Amount
CLASS I
Shares sold                     1,045,873   $ 11,569,548     2,833,989   $ 31,014,619
Reinvestment of distributions      79,503        876,537        68,349        755,785
Less shares repurchased          (452,389)    (4,980,805)     (772,776)    (8,545,571)
                                ---------   ------------    ----------   ------------
      Net increase                672,987   $  7,465,280     2,129,562   $ 23,224,833
                                =========   ============    ==========   ============

Class II
Shares sold                     1,831,911   $ 20,191,923     3,756,805   $ 41,513,328
Reinvestment of distributions     155,583      1,719,809       194,117      2,153,526
Less shares repurchased          (395,679)    (4,356,836)   (1,317,939)   (14,585,855)
                                ---------   ------------    ----------   ------------
      Net increase              1,591,815   $ 17,554,896     2,632,983   $ 29,080,999
                                =========   ============    ==========   ============

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/17 (UNAUDITED)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Bond VCT Portfolio (the Portfolio) is one of 9 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to provide current income from an investment grade portfolio with due regard to preservation of capital and prudent investment risk. The Portfolio also seeks a relatively stable level of dividends; however, the level of dividends will be maintained only if consistent with preserving the investment grade quality of the Portfolio.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world. Amundi, one of the world's largest asset managers, is headquartered in Paris, France. As a result of the transaction, Pioneer Investment Management, Inc., the Portfolio's investment adviser, became an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A., a wholly owned subsidiary of UniCredit S.p.A.

In connection with the transaction, the names of the Portfolio's investment adviser and principal underwriter changed. Effective July 3, 2017, the name of Pioneer Investment Management, Inc. changed to Amundi Pioneer Asset Management, Inc. and the name of Pioneer Funds Distributor, Inc. changed to Amundi Pioneer Distributor, Inc.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles (U.S. GAAP) that require the management of the Portfolio to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The Portfolio is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements:

A.   Security Valuation

     The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE.

     Fixed income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

     Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/17 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

     Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

     Event-linked bonds or catastrophe bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance linked securities (including sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

     Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts) are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

     Shares of closed-end interval funds that offer their shares at net asset value are valued at such funds' net asset value.

     Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

     Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Amundi Pioneer Asset Management, Inc., (Amundi Pioneer) formerly Pioneer Investment Management, Inc. (PIM), the Portfolio's investment adviser and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), pursuant to procedures adopted by the Portfolio's Board of Trustees. Amundi Pioneer's, formerly PIM's, fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. Amundi Pioneer's, formerly PIM's, fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ significantly from exchange prices and such differences could be material.

     At June 30, 2017, there were no securities valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry valuation model).

B.   Investment Income and Transactions

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

     Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Federal Income Taxes

     It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

     federal income taxes is required. As of December 31, 2016, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by Federal and State tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At December 31, 2016, the Portfolio reclassified $368,179 to decrease undistributed net investment income and $368,179 to increase accumulated net realized gain on investments, futures contracts and swap contracts to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

     The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the six months ended June 30, 2017 and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2016, was as follows:

     ---------------------------------------------------------------------------
                                                                         2016
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                                                  $2,854,489
     Long-term capital gain                                               52,672
                                                                      ----------
       Total distributions                                            $2,907,161
                                                                      ==========
     Distributable Earnings:
     Undistributed ordinary income                                    $  591,432
     Undistributed long-term capital gain                                221,130
     Net unrealized appreciation                                             501
                                                                      ----------
       Total                                                          $  813,063
                                                                      ==========

     The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax adjustments relating to the tax treatment of premium and amortization, the mark-to-market of futures contracts, catastrophe bonds, credit default swaps and interest accruals on preferred stock.

D.   Portfolio Shares and Class Allocations

     The Portfolio records sales and repurchases of its shares as of trade date. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see Note 4). Class I shares do not pay distribution fees.

     All expenses and fees paid to the Portfolio's transfer agent for its services are allocated between the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of the adjusted net assets at the beginning of the day.

     The Portfolio declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates. Dividends and distributions to shareowners are recorded on the ex-dividend date.

E.   Insurance-Linked Securities (ILS)

     Event-linked bonds are floating rate debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. The trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments, or may be based on specified actual losses. If a trigger event, as defined within the terms of an event-linked bond occurs, the Portfolio may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The Portfolio is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, event-linked bonds may expose the Portfolio to other

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/17 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

     risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

     The Portfolio's investments in ILS may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange traded instruments.

     Structured reinsurance investments, including quota share instruments, collateralized reinsurance investments and ILWs, generally are subject to the same risks as event-linked bonds. In addition, where the instruments are based on the performance of underlying reinsurance contracts, the Portfolio has limited transparency into the individual underlying contracts and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for PIM to fully evaluate the underlying risk profile of the Portfolio's structured reinsurance investments and therefore Portfolio's assets are placed at greater risk of loss than if PIM had more complete information.

     Structured reinsurance instruments generally will be considered illiquid securities by the Portfolio. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Portfolio is forced to sell an illiquid asset, the Portfolio may be forced to sell at a loss.

F.   Risks

     Interest rates in the U.S. recently have been historically low, so the Portfolio faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the Portfolio.

     At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

G.   Futures Contracts

     The Portfolio may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Portfolio are traded on a futures exchange. The amount of cash deposited with a broker as collateral at June 30, 2017 was $225,075 and is recorded within "Restricted cash" in the Statement of Assets and Liabilities. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized appreciation or depreciation. When the contract is closed, the Portfolio realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. The average value of contracts open during the six months ended June 30, 2017 was $(13,122,019).

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

At June 30, 2017, open futures contracts were as follows:

------------------------------------------------------------------------------------------------------
                                              Number of                                    Unrealized
                                              Contracts     Settlement                    Appreciation
Description                 Counterparty     Long/(Short)     Month           Value      (Depreciation)
------------------------------------------------------------------------------------------------------
U.S. 10 Year Note (CBT)      Citibank NA         (152)         9/17      $(19,080,750)     $ 22,184
U.S. Ultra Bond (CBT)        Citibank NA           22          9/17         3,649,250        45,741
U.S. 10 Year Ultra (CBT)     Citibank NA          (17)         9/17        (2,291,813)       12,899
U.S. 5 Year Note (CBT)       Citibank NA          (84)         9/17        (9,898,219)       17,253
U.S. 2 Year Note (CBT)       Citibank NA           47          9/17        10,157,141        (7,451)
U.S. Long Bond Note (CBT)    Citibank NA           19          9/17         2,920,063        22,466
------------------------------------------------------------------------------------------------------
  Total                                                                  $(14,544,328)     $113,092
------------------------------------------------------------------------------------------------------

H.   Credit Default Swap Agreements

     A credit default swap is a contract between a buyer of protection and a seller of protection against a predefined credit event on an underlying reference obligation, which may be a single security or a basket or index of securities. The Portfolio may sell or buy credit default swap contracts to seek to increase the Portfolio's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices. As a seller of protection, the Portfolio would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Portfolio. In return, the Portfolio would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligation. The Portfolio may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Portfolio would function as the counterparty referenced above.

     When the Portfolio enters into a credit default swap contract, the protection buyer makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Portfolio, as the protection buyer, is recorded as an asset in the Statement of Assets and Liabilities. Periodic payments received or paid by the Portfolio are recorded as realized gains or losses in the Statement of Operations.

     Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses in the Statement of Operations.

     Credit default swap contracts involving the sale of protection may involve greater risks than if the Portfolio had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a protection buyer and no credit event occurs, it will lose its investment. If the Portfolio is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Portfolio, together with the periodic payments received, may be less than the amount the Portfolio pays to the protection buyer, resulting in a loss to the Portfolio.

     Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Portfolio are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Portfolio is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as variation margin on centrally cleared swaps on the Statement of Assets and Liabilities.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/17 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

     The amount of cash deposited with a broker as collateral at June 30, 2017 was $58,820 and is recorded within "Restricted Cash" on the Statement of Assets and Liabilities.

     Open credit default swap contracts at June 30, 2017 are listed at the end of Schedule of Investments. The average value of swap contracts open during the six months ended June 30, 2017 was $41,516.

2. Management Agreement

Amundi Pioneer, formerly PIM manages the Portfolio. Management fees are calculated daily at the annual rate of 0.40% of the Portfolio's average daily net assets. For the six months ended June 30, 2017, the effective management fee (excluding waivers and/or assumption of expenses and acquired fund fees and expenses) was equal to 0.40% of the Portfolio's average daily net assets.

Amundi Pioneer, formerly PIM has contractually agreed to limit ordinary operating expenses of the Portfolio to the extent required to reduce Portfolio expenses to 0.62% of the average daily net assets attributable to Class I shares. Class II shares expenses will be reduced only to the extent portfolio-wide expenses are reduced for Class I shares. Fees waived and expenses reimbursed during the six months ended June 30, 2017, are reflected on the Statement of Operations. This expense limitation is in effect through May 1, 2018. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $22,744 in management fees, administrative costs and certain other reimbursements payable from Amundi Pioneer, formerly PIM at June 30, 2017.

3. Transfer Agent

Boston Financial Data Services, Inc. serves as the transfer agent to the Portfolio at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include subtransfer agent expenses incurred through the Portfolio's omnibus relationship contracts.

4. Distribution Plan

The Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class II shares. Pursuant to the Plan, the Portfolio pays Amundi Pioneer Distributor, Inc., formerly
Pioneer Funds Distributor, Inc. (PFD), a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate Amundi Pioneer Distributor, Inc., formerly PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by Amundi Pioneer Distributor, Inc., formerly PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $7,769 in distribution fees payable to Amundi Pioneer Distributor, Inc., formerly PFD at June 30, 2017.

5. Assets and Liabilities Offsetting

The Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs the trading of certain OTC derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of an event of default and/or a termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Portfolio's credit risk to its counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, the Portfolio's right to set off may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific ISDA counterparty is subject.

The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a "minimum transfer amount") before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio and/or counterparty is held in segregated accounts by the Portfolio's custodian and cannot be sold, re-pledged, assigned or otherwise used while

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

pledged. Cash that has been segregated to cover the Portfolio's collateral obligations, if any, will be reported separately in the Statement of Assets and Liabilities as "Restricted cash". Securities pledged by the Portfolio as collateral, if any, are identified as such in the Schedule of Investments.

Financial instruments subject to an enforceable master netting agreement such as an ISDA Master Agreement have been offset on the Statement of Assets and Liabilities, with the exception of forward foreign currency contracts, which are shown on a gross basis. The following charts show gross assets and liabilities of the Portfolio as of June 30, 2017.

-----------------------------------------------------------------------------------------------------------
                     Derivative
                   Assets Subject
                     to Master           Derivatives      Non-Cash                            Net Amount of
                      Netting             Available       Collateral     Cash Collateral       Derivative
Counterparty         Agreement            for Offset     Received (a)     Received (a)         Assets (b)
-----------------------------------------------------------------------------------------------------------
JP Morgan             $2,601                 $ --            $ --           $(2,601)               $ --
-----------------------------------------------------------------------------------------------------------
 Total                $2,601                 $ --            $ --           $(2,601)               $ --
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                      Derivative
                  Liabilities Subject
                      to Master          Derivatives      Non-Cash                           Net Amount of
                        Netting           Available       Collateral     Cash Collateral       Derivative
Counterparty          Agreement           for Offset     Pledged (a)       Pledged (a)        Liabilities (c)
-----------------------------------------------------------------------------------------------------------
JP Morgan                 $ --               $ --           $ --              $ --                $ --
-----------------------------------------------------------------------------------------------------------
 Total                    $ --               $ --           $ --              $ --                $ --
-----------------------------------------------------------------------------------------------------------

(a) The amount presented here may be less than the total amount of collateral received/pledged, as the net amount of derivative assets and liabilities cannot be less than $0.

(b) Represents the net amount due from the counterparty in the event of default.

(c) Represents the net amount payable to the counterparty in the event of default.

6. Additional Disclosures about Derivative Instruments and Hedging Activities

The Portfolio's use of derivatives subjects it to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/17 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at June 30, 2017 was as follows:

------------------------------------------------------------------------------------------------------
Statement of Assets          Interest                           Foreign          Equity      Commodity
and Liabilities             Rate Risk      Credit Risk     Exchange Rate Risk     Risk         Risk
------------------------------------------------------------------------------------------------------
Assets
  Unrealized appreciation
  on futures contracts*     $120,543          $   --              $ --             $ --         $ --
  Unrealized appreciation
  on swap contracts               --           7,352                --               --           --
------------------------------------------------------------------------------------------------------
  Total Value               $120,543          $7,352              $ --             $ --         $ --
------------------------------------------------------------------------------------------------------
Liabilities
  Unrealized depreciation
  on futures contracts*     $  7,451          $   --              $ --             $ --         $ --
------------------------------------------------------------------------------------------------------
  Total Value               $  7,451          $   --              $ --             $ --         $ --
------------------------------------------------------------------------------------------------------

*    Reflects unrealized appreciation/depreciation of futures contracts (see
     Note 1G). The current day's variation margin is disclosed on the Statement of Assets and Liabilities.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at June 30, 2017 was as follows:

--------------------------------------------------------------------------------------------------------------
Statement of                      Interest        Credit          Foreign
Operations                       Rate Risk         Risk      Exchange Rate Risk   Equity Risk   Commodity Risk
--------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on
  Futures contracts               $(251,424)     $     --           $ --               $ --           $ --
  Swap contracts                         --        25,808             --                 --             --
--------------------------------------------------------------------------------------------------------------
  Total Value                     $(251,424)     $ 25,808           $ --               $ --           $ --
--------------------------------------------------------------------------------------------------------------
Change in net unrealized
appreciation (depreciation) on
  Futures contracts               $  36,089      $     --           $ --               $ --           $ --
  Swap contracts                         --       (15,356)            --                 --             --
--------------------------------------------------------------------------------------------------------------
  Total Value                     $  39,089      $(15,356)          $ --               $ --           $ --
--------------------------------------------------------------------------------------------------------------

52
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Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

7. Results of Shareholder Meeting

At a special meeting held on June 13, 2017, shareholders of the Portfolio were asked to consider the proposals described below. A report of the total votes cast by the Portfolio's shareholders follows:

-----------------------------------------------------------------------------------------------------------
                                           For           Against          Abstain          Broker Non-Votes
-----------------------------------------------------------------------------------------------------------
Proposal 1 - To approve a New
Management Agreement with
the Adviser                          11,847,230.129     470,821.088     926,552.916                -0.057
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                                             For                 Withhold
-----------------------------------------------------------------------------------------------------------
Proposal 2 - To elect Trustees
David R. Bock                                                         54,456,647.995          3,258,595.894
-----------------------------------------------------------------------------------------------------------
Benjamin M. Friedman                                                  54,442,669.321          3,272,574.568
-----------------------------------------------------------------------------------------------------------
Margaret B.W. Graham                                                  54,676,097.231          3,039,146.658
-----------------------------------------------------------------------------------------------------------
Lisa M. Jones                                                         54,709,436.196          3,005,807.693
-----------------------------------------------------------------------------------------------------------
Lorraine H. Monchak                                                   54,670,996.962          3,044,246.927
-----------------------------------------------------------------------------------------------------------
Thomas J. Perna                                                       54,595,257.758          3,119,986.131
-----------------------------------------------------------------------------------------------------------
Marguerite A. Piret                                                   54,695,869.483          3,019,374.406
-----------------------------------------------------------------------------------------------------------
Fred J. Ricciardi                                                     54,591,971.440          3,123,272.449
-----------------------------------------------------------------------------------------------------------
Kenneth J. Taubes                                                     54,594,783.037          3,120,460.852
-----------------------------------------------------------------------------------------------------------

                                                                              53
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Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

Change in Independent Registered Public Accounting Firm

Prior to July 3, 2017 Pioneer Investment Management, Inc. (the "Adviser"), the Portfolio's investment adviser, was an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On that date, UniCredit completed the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the "Transaction"). As a result of the Transaction, the Adviser became an indirect, wholly-owned subsidiary of Amundi. Amundi is controlled by Credit Agricole S.A. Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide.

Deloitte & Touche LLP ("D&T"), the Portfolio's previous independent registered public accounting firm, informed the Audit Committee and the Board that it would no longer be independent with respect to the Portfolio upon the completion of the Transaction as a result of certain services being provided to Amundi and Credit Agricole, and, accordingly, that it intended to resign as the Portfolio's independent registered public accounting firm upon the completion of the Transaction. D&T's resignation was effective on July 3, 2017, when the Transaction was completed.

During the periods as to which D&T has served as the Portfolio's independent registered public accounting firm, including the Portfolio's two most recent fiscal years preceding the fiscal year ended December 31, 2017, D&T's reports on the Portfolio's financial statements have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

Effective immediately following the completion of the Transaction on July 3, 2017, the Board, acting upon the recommendation of the Audit Committee, engaged a new independent registered public accounting firm, Ernst & Young LLP ("EY"), for the Portfolio's fiscal year ended December 31, 2017.

Prior to its engagement, EY had advised the Portfolio's Audit Committee that EY had identified the following matters, in each case relating to services rendered by other member firms of Ernst & Young Global Limited, all of which are located outside the United States, to UniCredit and certain of its subsidiaries during the period commencing July 1, 2016, that it determined to be inconsistent with the auditor independence rules set forth by the Securities and Exchange Commission ("SEC"): (a) project management support services to UniCredit in the Czech Republic, Germany, Italy, Serbia and Slovenia in relation to twenty-two projects, that were determined to be inconsistent with Rule 2-01(c)(4)(vi) of Regulation S-X (management functions); (b) two engagements for UniCredit in Italy where fees were contingent/success based and that were determined to be inconsistent with Rule 2-01(c)(5) of Regulation S-X (contingent fees); (c) four engagements where legal and expert services were provided to UniCredit in the Czech Republic and Germany, and twenty engagements where the legal advisory services were provided to UniCredit in Austria, Czech Republic, Italy and Poland, that were determined to be inconsistent with Rule 2-01(c)(4)(ix) and (x) of Regulation S-X (legal and expert services); and (d) two engagements for UniCredit in Italy involving assistance in the sale of certain assets, that were determined to be inconsistent with Rule 2-01(c)(4)(viii) of Regulation S-X (broker-dealer, investment advisor or investment banking services). None of the foregoing services involved the Portfolio, any of the other Funds in the Pioneer Family of Funds or any other Pioneer entity sold by UniCredit in the Transaction.

EY advised the Audit Committee that it had considered the matters described above and had concluded that such matters would not impair EY's ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Portfolio under the SEC and Public Company Accounting Oversight Board independence rules, and that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion. Management and the Audit Committee considered these matters and discussed the matters with EY and, based upon EY's description of the matters and statements made by EY, Management and the Audit Committee believe that EY will be capable of exercising objective and impartial judgment in connection with the audits of the financial statements of the Portfolio, and Management further believes that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion.

Change in Investment Objective
The Portfolio seeks current income and total return.

54
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Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
APPROVAL OF NEW AND INTERIM MANAGEMENT AGREEMENTS
--------------------------------------------------------------------------------

Amundi Pioneer Asset Management, Inc. (Amundi Pioneer), formerly Pioneer Investment Management, Inc., serves as the investment adviser to Pioneer Bond VCT Portfolio (the Portfolio) pursuant to an investment management agreement between Amundi Pioneer and the Portfolio.

On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world (the "Transaction"). As a result of the Transaction, Amundi Pioneer became an indirect wholly-owned subsidiary of Amundi and Amundi's wholly-owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A. ("PGAM"), a wholly-owned subsidiary of UniCredit S.p.A. ("UniCredit").

Under the Investment Company Act of 1940, the Portfolio's current investment management agreement (the "Current Management Agreement") terminated automatically upon the consummation of the Transaction. In order for Amundi Pioneer to continue to manage the Portfolio after the consummation of the Transaction, the Trustees and shareholders of the Portfolio were required to approve a new investment management agreement for the Portfolio (the "New Management Agreement"). As discussed below, the Board of Trustees of the Portfolio approved the New Management Agreement at a meeting held on March 6-7, 2017. The New Management Agreement was approved by the shareholders of the Portfolio at a meeting held on June 13, 2017. The Board of Trustees of the Portfolio also approved an interim investment management agreement between Amundi Pioneer and the Portfolio (the "Interim Management Agreement") at the March 6-7, 2017 meeting. The Interim Management Agreement would have taken effect upon the closing of the Transaction in the event that the shareholders of the Portfolio did not approve the New Management Agreement.

Board Evaluation of the New and Interim Management Agreements

The Board evaluated the Transaction and the New Management Agreement and Interim Management Agreement for the Portfolio. In connection with their evaluation of the Transaction and the New Management Agreement for the Portfolio, the Trustees requested such information as they deemed reasonably necessary, including: (a) the structure of the Transaction and the strategy underlying the Transaction;
(b) the anticipated benefits of the Transaction to the Portfolio and its shareholders; (c) the post-Transaction plans for Amundi Pioneer, including Amundi's plans for integration of Pioneer Investments and Amundi Pioneer with its existing asset management businesses and plans for the future development of Amundi Pioneer; (d) the effect of the Transaction on the ongoing services provided to the Portfolio, including the need to select a new independent registered public accounting firm for the Portfolio, and any plans to modify the operations of the Portfolio; (e) the stability and continuity of Amundi Pioneer's management and key employees, including compensation and benefits to Amundi Pioneer's key employees, and retention plans and incentive plan structure; (f) the post-Transaction indebtedness and financial resources of Amundi Pioneer; (g) Amundi's legal and operational structure, its principal shareholders and senior management, its investment management, risk management, administrative, legal and compliance functions; (h) certain regulatory matters relating to Amundi's affiliates; and (i) Amundi's commitment to the United States, including the role of Amundi Pioneer in the larger Amundi business.

The Trustees also requested and obtained the following information in connection with their evaluation of the Transaction and the New Management Agreement for the Portfolio: (i) memoranda provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the New Management Agreement; (ii) the qualifications of the investment management teams for the Portfolio, as well as the level of investment by the Portfolio's portfolio managers in the Portfolio; (iii) the Portfolio's management fees and total expense ratios, the financial statements of Amundi Pioneer and its pre- and post-Transaction parent companies, profitability analyses from Amundi Pioneer, and analyses from Amundi Pioneer as to possible economies of scale; (iv) the profitability of the institutional business of Amundi Pioneer and Amundi Pioneer's affiliate, Amundi Pioneer Institutional Asset Management, Inc. ("Amundi Pioneer Institutional") as compared to that of Amundi Pioneer's fund management business; and (v) the differences between the fees and expenses of the Portfolio and the fees and expenses of Amundi Pioneer's and Amundi Pioneer Institutional's institutional accounts, as well as the different services provided by Adviser to the Portfolio and by Amundi Pioneer and Amundi Pioneer Institutional to the institutional accounts. In addition, the Trustees considered the information provided at regularly scheduled meetings throughout the year regarding the Portfolio's performance and risk attributes, including through meetings with investment management personnel, and took into account other information related to the Portfolio provided to the Trustees at regularly scheduled meetings. The Trustees also considered information they had received in their review of the continuance of the Current Management Agreement for the Portfolio in September 2016.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
APPROVAL OF NEW AND INTERIM MANAGEMENT AGREEMENTS                    (continued)
--------------------------------------------------------------------------------

At meetings held on January 9, 2017 and January 10, 2017, the Trustees met with representatives of Amundi and PGAM, including separate meetings of the Trustees who are not "interested persons" of the Fund Complex ("Independent Trustees") and counsel with representatives of Amundi and PGAM, and subsequently with representatives of Amundi. In those meetings, they received an extensive presentation from the representatives of Amundi, including the chief executive officer of Amundi, describing Amundi's background and history, its global asset management activities, the growth of its business, and its status as the largest asset management firm in Europe and one of the largest globally; its capital structure and financial resources, including information as to the financing of the Transaction; its principal investors, including its majority investor Credit Agricole S.A., and Credit Agricole's long-term commitment to the asset management business; the philosophy and strategy underlying the Transaction and the complementarity of Amundi's and Pioneer Investments' respective asset management businesses; Amundi's various operating and investment committees and how they would likely interact with Amundi Pioneer; the proposed integration process, including the progress to date and the establishment of various integration work streams; Amundi's plans for management of Amundi Pioneer; Amundi's philosophy as to compensation of key employees and its general intentions with respect to incentive plans for key employees of Amundi Pioneer; Amundi's preliminary plans to achieve cost and other synergies; and opportunities to further develop the business of Amundi Pioneer and Amundi Pioneer Institutional, including in the area of institutional asset management, and how that would benefit shareholders of the Pioneer Funds.

In those meetings, the representatives of Amundi confirmed their intention that the Chief Executive Officer and Chief Investment Officer of Amundi Pioneer would remain in their current positions, and confirmed that they do not currently foresee major changes in the day-to-day investment management operations of Amundi Pioneer with respect to the Portfolio as a direct result of the Transaction. They discussed incentive arrangements for key personnel that would continue after the closing of the Transaction and their plans to establish a new long-term incentive plan following the closing. They also generally discussed ways in which Amundi Pioneer could potentially draw on the expanded global resources of Amundi post-Transaction. At those meetings, the Independent Trustees identified certain areas to which they requested further information, including as to trading and execution of securities transactions, research and portfolio management and potential changes in investment process, particularly where asset classes managed by Amundi Pioneer would overlap with asset classes managed by Amundi, the continued availability of resources currently at Pioneer Investments or elsewhere within Amundi to assist in management of certain Funds, and any anticipated significant changes in operations. The Independent Trustees considered the uncertainty as to whether the Portfolio's independent registered public accounting firm could continue to act in that capacity after the closing of the Transaction. The Independent Trustees also met with counsel to review the information they had received to date and to discuss next steps.

Subsequently, the Trustees received further information from Amundi, including written responses to questions raised by the Independent Trustees, and received from Amundi Pioneer the information requested of it. The Independent Trustees reviewed the information provided with counsel at telephonic meetings held on February 16, 2017 and February 27, 2017. The Trustees held a special in-person Board meeting on March 6-7, 2017 for further consideration of the New Management Agreements, the Interim Management Agreements and the Transaction. The Trustees met again with senior executives of Amundi at the March 6-7, 2017 meeting.

At the March 6-7, 2017 meeting, based on their evaluation of the information provided by Amundi Pioneer and Amundi, the Trustees including the Independent Trustees voting separately, approved the New Management Agreement and the Interim Management Agreement for the Portfolio. In considering the New Management Agreement for the Portfolio, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in their determinations. The Trustees considered the same factors with respect to the Interim Management Agreement for the Portfolio.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by Amundi Pioneer to the Portfolio and that are expected to be provided by Amundi Pioneer to the Portfolio following the consummation of the Transaction. The Trustees reviewed the terms of the New Management Agreement, and noted that such terms are substantially similar to the terms of the Current Management Agreement, except for different execution dates, effective dates and termination dates. The Trustees reviewed Amundi Pioneer's investment approach for the Portfolio and its research process. The Trustees considered the resources of Amundi Pioneer and the personnel of Amundi Pioneer who provide investment

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

management services to the Portfolio. They also reviewed the amount of non-investment resources and personnel of Amundi Pioneer that are involved in Amundi Pioneer's services to the Portfolio, including Amundi Pioneer's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by Amundi Pioneer's senior management to the Pioneer Fund complex.

The Trustees considered that Amundi Pioneer supervises and monitors the performance of the Portfolio's service providers and provides the Portfolio with personnel (including Portfolio officers) and other resources that are necessary for the Portfolio's business management and operations and that Amundi Pioneer would continue to provide those investment management and research services and resources to the Portfolio following the consummation of the Transaction. The Trustees also considered that, as administrator, Amundi Pioneer would continue to be responsible for the administration of the Portfolio's business and other affairs. The Trustees considered the fees to be paid to Amundi Pioneer for the provision of administration services.

The Trustees considered that Deloitte & Touche LLP informed the Board that it would no longer be independent with respect to the Portfolio upon the completion of the Transaction and, accordingly, that it would be necessary for the Board to engage a new independent registered public accounting firm for the Portfolio.

The Trustees considered that the Transaction was not expected to have a material adverse impact on the nature, scope and overall quality of services provided to the Portfolio and its shareholders, including investment management, risk management, administrative, compliance, legal and other services, as a result of the Transaction.

In that regard, the Trustees considered that Amundi is one of the largest asset managers globally, and that Amundi Pioneer may have access to additional research and portfolio management capabilities as a result of the Transaction and that Amundi Pioneer, as part of Amundi, is expected to have an enhanced global presence that may contribute to an increase in the overall scale and resources of Amundi Pioneer. Furthermore, in considering whether the Transaction would be expected to have a material adverse impact on the nature, scope and overall quality of services provided to the Portfolio and its shareholders, the Trustees considered the statements by representatives of Amundi that they expect the Chief Executive Officer and Chief Investment Officer of Amundi Pioneer to remain in their current positions and that they do not currently foresee major changes in the day-to-day investment management operations of Amundi Pioneer as a direct result of the Transaction, or the risk management, legal or compliance services provided by Amundi Pioneer, with respect to the Portfolio. They further considered the current incentive arrangements for key personnel of Amundi Pioneer that would continue after the closing of the Transaction. They also noted Amundi's stated intention to establish a new long-term incentive plan following the closing.

The Trustees also took into account their experience in evaluating the proposed combination of Pioneer Investments and Santander Asset Management, which was announced in September, 2014 and abandoned in July, 2016. In light of, among other things, this experience, the Trustees determined that they were not able to identify any realistic alternatives to approving the New Management Agreement that would provide the level of services to the Portfolio and its shareholders that are expected to be provided by Amundi Pioneer after the closing of the Transaction.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that Amundi Pioneer would continue to provide to the Portfolio under the New Management Agreement would be satisfactory and consistent with the terms of the New Management Agreement.

Performance of the Portfolio

In considering the Portfolio's performance, the Trustees regularly reviewed and discussed throughout the year data prepared by Amundi Pioneer and information comparing the Portfolio's performance with the performance of its peer group of funds, as classified by each of Morningstar, Inc. (Morningstar) and Lipper, and the performance of the Portfolio's benchmark index. They also discussed the Portfolio's performance with Amundi Pioneer on a regular basis.

The Trustees' regular reviews and discussions were factored into the Trustees' deliberations concerning the approval of the New Management Agreement.

Management Fee and Expenses

The Trustees noted that the stated management fees to be paid by the Portfolio are identical under the Current Management Agreement and the New Management Agreement. The Trustees considered information showing the fees and expenses of the Portfolio in comparison to the management fees and expense ratios of its peer group of Portfolios as classified by Morningstar

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
APPROVAL OF NEW AND INTERIM MANAGEMENT AGREEMENTS                    (continued)
--------------------------------------------------------------------------------

and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. In all quintile rankings referred to below, first quintile is most favorable to the Portfolio's shareowners. To the extent applicable, the Trustees also considered the impact of transfer agency, sub-transfer agency, and other non-management fee expenses on the expense ratios of the Portfolio. The Trustees noted that they separately review the Portfolio's transfer agency, sub-transfer agency and intermediary arrangements and that the results of the most recent such review were considered in the consideration of the Portfolio's expense ratio.

The Trustees considered that the Portfolio's management fee as of September 30, 2016 was in the second quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees considered that the expense ratio of the Portfolio's Class II shares as of September 30, 2016 was in the fourth quintile relative to its Morningstar category and in the third quintile relative to its Strategic Insight peer group, in each case for the comparable period. The Trustees noted that Amundi Pioneer had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Portfolio. The Trustees considered the impact of the Portfolio's non-management fee expenses on the expense ratios of the Portfolio.

The Trustees reviewed management fees charged by Amundi Pioneer and Amundi Pioneer Institutional to institutional and other clients, including publicly offered European funds sponsored by Amundi Pioneer's affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered Amundi Pioneer's costs in providing services to the Portfolio and Amundi Pioneer's and Amundi Pioneer Institutional's costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with Amundi Pioneer's and Amundi Pioneer Institutional's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Portfolio and other client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Portfolio and considered that, under both the Current Management Agreement and the New Management Agreement, Amundi Pioneer would perform additional services for the Portfolio that it does not provide to those other clients or services that are broader in scope, including oversight of the Portfolio's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Portfolio is subject. The Trustees also considered the different risks associated with Amundi Pioneer's management of the Portfolio and Amundi Pioneer's and Amundi Pioneer Institutional's management of the other client accounts.

The Trustees concluded that the management fee payable by the Portfolio to Amundi Pioneer was reasonable in relation to the nature and quality of the services to be provided by Amundi Pioneer.

Profitability

The Trustees considered information provided by Amundi Pioneer regarding the profitability of Amundi Pioneer with respect to the advisory services provided by Amundi Pioneer to the Portfolio, including the methodology used by Amundi Pioneer in allocating certain of its costs to the management of the Portfolio. The Trustees also considered Amundi Pioneer's profit margin in connection with the overall operation of the Portfolio. They further reviewed the financial results, including the profit margins, realized by Amundi Pioneer and Amundi Pioneer Institutional from non-fund businesses. The Trustees considered Amundi Pioneer's profit margins with respect to the Portfolio in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that Amundi Pioneer's profitability with respect to the management of the Portfolio was not unreasonable.

Economies of Scale

The Trustees considered Amundi Pioneer's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Portfolio and Portfolio shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by Amundi Pioneer in research and analytical capabilities and Amundi Pioneer's commitment and resource allocation to the Portfolio. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Portfolio.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

Other Benefits

The Trustees considered the other benefits that Amundi Pioneer enjoys from its relationship with the Portfolio. The Trustees considered the character and amount of fees paid or to be paid by the Portfolio, other than under the Current Management Agreement or the New Management Agreement, for services provided by Amundi Pioneer and its affiliates. The Trustees further considered the revenues and profitability of Amundi Pioneer's businesses other than the Portfolio business. To the extent applicable, the Trustees also considered the benefits to the Portfolio and to Amundi Pioneer and its affiliates from the use of "soft" commission dollars generated by the Portfolio to pay for research and brokerage services.

The Trustees considered that following the completion of the Transaction, Amundi Pioneer will be the principal U.S. asset management business of Amundi, and that Amundi's worldwide asset management business will manage over $1.38 trillion in assets (including the Pioneer Funds). This may create opportunities for Amundi Pioneer, Amundi Pioneer Institutional and Amundi that derive from Amundi Pioneer's relationships with the Portfolio, including Amundi's ability to market the services of Amundi Pioneer globally. The Trustees noted that Amundi Pioneer may have access to additional research capabilities as a result of the Transaction and Amundi's enhanced global presence that may contribute to an increase of the overall scale of Amundi Pioneer. The Trustees considered that Amundi Pioneer and the Portfolio are expected to receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Portfolio, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Amundi Pioneer as a result of its relationship with the Portfolio were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the New Management Agreement and the Interim Management Agreement for the Portfolio, including the fees payable thereunder, were fair and reasonable and voted to approve the New Management Agreement and the Interim Management Agreement, and to recommend that shareholders approve the New Management Agreement.

                          This page is for your notes.

[LOGO]  Amundi Pioneer
        ==============
      ASSET MENAGEMENT

Pioneer Variable Contracts Trust
Officers                                               Trustees
Lisa M. Jones, President and Chief Executive Officer   Thomas J. Perna, Chairman
Mark E. Bradley, Treasurer and Chief Financial Officer David R. Bock
Christopher J. Kelley, Secretary and                   Benjamin M. Friedman
Chief Legal Officer                                    Margaret B.W. Graham
                                                       Lisa M. Jones
                                                       Lorraine H. Monchak
                                                       Marguerite A. Piret
                                                       Fred J. Ricciardi
                                                       Kenneth J. Taubes


Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.,
formerly Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Amundi Pioneer Distributor, Inc.,
formerly Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Boston Financial Data Services, Inc.

[LOGO]  Amundi Pioneer
        ==============
      ASSET MENAGEMENT

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                                                                 19617-11-0817

                                                           [LOGO] Amundi Pioneer
                                                                  ==============
                                                                ASSET MANAGEMENT

                                                PIONEER VARIABLE CONTRACTS TRUST

                   Pioneer Select Mid Cap Growth VCT Portfolio -- Class I Shares


                                                               SEMIANNUAL REPORT

                                                                   June 30, 2017

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST

Table of Contents
--------------------------------------------------------------------------------

Pioneer Select Mid Cap Growth VCT Portfolio

  Portfolio and Performance Update                                             2

  Comparing Ongoing Portfolio Expenses                                         3

  Portfolio Management Discussion                                              4

  Schedule of Investments                                                      8

  Financial Statements                                                        15

  Notes to Financial Statements                                               19

  Additional Information                                                      22

  Approval of New and Interim Management Agreements                           23

  Trustees, Officers and Service Providers                                    29

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/17
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                                         93.1%
International Common Stocks                                                 5.5%
Depositary Receipts for International Stocks                                1.4%

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Sector Distribution
(As a percentage of equity holdings)

Information Technology                                                     25.2%
Health Care                                                                18.8%
Consumer Discretionary                                                     18.0%
Industrials                                                                17.2%
Materials                                                                   5.5%
Financials                                                                  5.3%
Consumer Staples                                                            4.7%
Real Estate                                                                 2.5%
Energy                                                                      1.9%
Telecommunication Services                                                  0.9%

Five Largest Holdings
(As a percentage of equity holdings)*

1. CoStar Group, Inc.                                                      1.89%
--------------------------------------------------------------------------------
2. Align Technology, Inc.                                                  1.79
--------------------------------------------------------------------------------
3. Total System Services, Inc.                                             1.74
--------------------------------------------------------------------------------
4. Western Digital Corp.                                                   1.73
--------------------------------------------------------------------------------
5. Broadcom, Ltd.                                                          1.63
--------------------------------------------------------------------------------

* This list excludes temporary cash investments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/17
--------------------------------------------------------------------------------

Prices and Distributions


Net Asset Value per Share                     6/30/17             12/31/16
     Class I                                  $26.14                $23.56

                             Net
Distributions per Share      Investment       Short-Term           Long-Term
(1/1/17 - 6/30/17)           Income           Capital Gains        Capital Gains
     Class I                 $0.0208          $ --                 $0.3320

================================================================================
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Class I shares of Pioneer Select Mid Cap Growth VCT Portfolio at net asset value during the periods shown, compared to that of the Russell Midcap Growth Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]


                  Pioneer Select Mid Cap
                  Growth VCT Portfolio                 Russel Midcap
                  Class I                              Growth Index
6/07              $10,000                              $10,000
6/08              $ 8,085                              $ 9,358
6/09              $ 6,898                              $ 6,519
6/10              $ 8,106                              $ 7,908
6/11              $11,095                              $11,328
6/12              $10,576                              $10,989
6/13              $12,313                              $13,504
6/14              $16,035                              $17,020
6/15              $17,192                              $18,629
6/16              $16,688                              $18,230
6/17              $19,406                              $21,338

The Russell Midcap Growth Index is an unmanaged index that measures the performance of U.S. mid-cap growth stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

================================================================================
Average Annual Total Returns
(As of June 30, 2017)

--------------------------------------------------------------------------------
                                                                  Russell Midcap
                                         Class I                    Growth Index
--------------------------------------------------------------------------------
10 Years                                 6.85%                             7.87%
5 Years                                 12.91%                            14.19%
1 Year                                  16.29%                            17.05%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled
     "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Select Mid Cap Growth VCT Portfolio

Based on actual returns from January 1, 2017 through June 30, 2017.

Share Class                                                                I
--------------------------------------------------------------------------------
Beginning Account Value on 1/1/17                                      $1,000.00
Ending Account Value on 6/30/17                                        $1,124.40
Expenses Paid During Period*                                           $    4.53

* Expenses are equal to the Portfolio's annualized net expense ratio of 0.86% for Class I shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Select Mid Cap Growth VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2017 through June 30, 2017.

Share Class                                                                I
--------------------------------------------------------------------------------
Beginning Account Value on 1/1/17                                      $1,000.00
Ending Account Value on 6/30/17                                        $1,020.53
Expenses Paid During Period*                                           $    4.31

* Expenses are equal to the Portfolio's annualized net expense ratio of 0.86% for Class I shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/17
--------------------------------------------------------------------------------

Call 800-688-9915 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Important Note: On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world. Amundi, one of the world's largest asset managers, is headquartered in Paris, France. As a result of the transaction, Pioneer Investment Management, Inc., the Portfolio's investment adviser, became an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A., a wholly owned subsidiary of UniCredit S.p.A.

In connection with the transaction, the names of the Portfolio's investment adviser and principal underwriter changed. Effective July 3, 2017, the name of Pioneer Investment Management, Inc. changed to Amundi Pioneer Asset Management, Inc. and the name of Pioneer Funds Distributor, Inc. changed to Amundi Pioneer Distributor, Inc.

This transaction does not impact your existing relationship with Pioneer Investments or the methods you use to communicate with us, as the contact telephone numbers and services you expect will remain the same. We are excited, however, to be launching a new website representing the combined company. Come visit us at: www.amundipioneer.com.

For the six-month period ended June 30, 2017, returns for Pioneer Select Mid Cap Growth VCT Portfolio exceeded those of the Portfolio's benchmark, the Russell Mid Cap Growth Index. In the following discussion, Ken Winston reviews the investment environment during the six-month period, and discusses some of the factors that drove the Portfolio's performance during the period. Mr. Winston, a senior vice president at Amundi Pioneer Asset Management, Inc. ("Amundi Pioneer") and lead manager of the Portfolio, is responsible for the day-to-day management of the Portfolio, along with Shaji John, a vice president and a portfolio manager at Amundi Pioneer, and David Sobell, a vice president and portfolio manager at Amundi Pioneer.

Q: How did the Portfolio perform during the six-month period ended June 30, 2017?

A: Pioneer Select Mid Cap Growth VCT Portfolio's Class I shares returned 12.44% at net asset value during the six-month period ended June 30, 2017, while the Portfolio's benchmark, the Russell Midcap Growth Index, returned 11.40%. During the same six-month period, the average return of the 104 variable portfolios in Lipper's Multi-Cap Growth Underlying Funds category was 15.32%.

Q: How would you describe the investment environment for equities during the six-month period ended June 30, 2017?

A: Increased business and consumer confidence as well as two quarters of corporate earnings growth drove strong domestic equity returns for the period. Despite two hikes in the Federal funds rate by the Federal Reserve Board (the Fed), interest rates remained low by historical standards. Investors cheered this "Goldilocks" environment; that is, a comfortable rate of economic growth along with contained inflation. Moreover, signs of economic strength outside the U.S., particularly in Europe, suggested a scenario of synchronized global growth, a trend that has not been seen for quite some time. Also, oil prices declined slightly and appeared to have stabilized at levels far below those seen in recent years, which also encouraged investor confidence.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

     Viewed overall, large-capitalization stocks - such as those that constitute the Standard & Poor's 500 Index - were performance leaders over the six-month period, besting the returns generated by mid- and small-cap issues. Within the mid-cap sector, growth stocks dramatically outpaced value-oriented equities, as the Portfolio's benchmark, the Russell Midcap Growth Index (the Russell Index), returned 11.40% for the period, while the Russell Midcap Value Index returned just 5.18%. That represented an unprecedented performance margin for growth stocks over value stocks, and a complete reversal of results seen in the previous two quarters.

Q: Which sector allocation decisions had the greatest effects on the Portfolio's benchmark-relative performance during the six-month period ended June 30, 2017?

A: The top two sectors in the Russell Index in terms of total return over the six-month period were health care and information technology, and the Portfolio's overweights in those sectors contributed positively to benchmark-relative performance. In addition, an underweight to consumer discretionary, which finished near the bottom of the Russell Index during the period, also contributed to the Portfolio's benchmark-relative results.

     Conversely, a Portfolio overweight to the struggling energy sector, by far the worst performer in the Russell Index over the period, was the biggest detractor from benchmark-relative returns. An overweight to industrials, which was a middle-of-the-pack performer in the Russell Index during the period, also was a slight detractor from the Portfolio's benchmark-relative performance.

Q: Which individual stocks held in the Portfolio had the greatest positive impact on benchmark-relative performance during the six-month period ended June 30, 2017?

A: The Portfolio's performance edge over the Russell Index during the period resulted primarily from successful stock selection.

     Selection results within information technology drove benchmark-relative outperformance at the individual stock level. Within the sector, the semiconductor industry has consolidated and industry members are acting more rationally, which has benefited pricing while the demand for memory is outstripping supply. The Portfolio's position in Broadcom aided benchmark-relative performance during the period, as the company's shares responded favorably to an earnings report that surpassed expectations. Broadcom's proprietary technology for enhancing mobile phone signals has found strong acceptance among mobile phone makers. Also in information technology, CoStar, the leading provider of software to commercial real estate firms, saw its shares rise on the basis of solid sales increases, thus benefiting the Portfolio's benchmark-relative performance. Western Digital, a leader in storage solutions, enjoyed strong revenue growth amid an improving competitive background, and contributed positively to relative returns.

     Selection results in consumer discretionary also made a large positive contribution to the Portfolio's benchmark-relative performance over the six-month period, with a position in Panera Bread making the biggest impact. Panera Bread's shares appreciated dramatically in response to a buyout offer from an international holding company focused on premium brands. We exited the Portfolio's position as the shares approached the takeover price.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/17                              (continued)
--------------------------------------------------------------------------------

     Two health care holdings - Align Technology and Jazz Pharmaceuticals - made the biggest overall positive contributions to the Portfolio's benchmark-relative performance during the period. Shares of Align Technology, the leader in clear-alignment fixtures for teeth, rose sharply over the six months as the company demonstrated faster growth and an ability for innovation that outdid investor expectations. Meanwhile, Jazz Pharmaceuticals, a biopharmaceutical company with a broad product line, rebounded from a previously oversold state as the firm negotiated a satisfactory settlement with a competitor concerning a generic formulation that would compete with Xyrem, Jazz's flagship product.

Q: Which individual stocks held in the Portfolio detracted the most from benchmark-relative results during the six-month period ended June 30, 2017?

A: The energy sector sold off during the period on lower prices for oil and gas. As a result, shares of exploration-and-production companies, such as Portfolio holding Continental Resources, were particularly weak. We are maintaining the Portfolio's position, however, because we see long-term value in Continental's holdings in the rich Bakken shale fields of North Dakota and Montana.

     In consumer staples, shares of Kroger, a supermarket chain, fell this quarter after Amazon.com announced it would purchase Whole Foods. We eliminated the Portfolio's position before the end of the period. In consumer discretionary, Dollar Tree, a discount variety chain, saw its share price decline amid market concerns over proliferating competition and price deflation among its grocery offerings. Despite the underperformance, we have maintained the Portfolio's position in Dollar Tree. In information technology, shares of NVIDIA, a maker of graphic semiconductor processors, appreciated significantly during the period, but the Portfolio had an underweight position relative to the Russell Index, which has a major stake in NVIDIA. The Portfolio's underweight to the stock had a large negative impact on benchmark-relative results. We were underweight to NVIDIA, which has been a "momentum" stock, because we believed the shares were fairly valued after a significant spike in the stock price even before the large return over the six-month period. Unfortunately, we misjudged the situation, and we sold the Portfolio's NVIDIA position towards the end of the period.

     In health care, the Portfolio's shares of Alder Biopharmaceuticals dropped sharply in the wake of a competitive threat to the company's migraine drug, dubbed "ALD304," which is in late-stage clinical trials. Finally, our decision to avoid owning shares of Intuitive Surgical, a maker of specialized surgical instruments, hurt the Portfolio's benchmark-relative results during the period. Intuitive's shares rose dramatically over the six months, which boosted the Russell Index's results. Conversely, the absence of Intuitive's shares from the portfolio hampered the Portfolio's relative returns.

Q: Did the Portfolio hold any derivative positions during the six-month period ended June 30, 2017? If so, did the derivatives affect the Portfolio's performance?

A:   No, the Portfolio did not hold any derivatives during the period.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

A Word About Risk:

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies.

When interest rates rise, the prices of fixed-income securities in the Portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Portfolio will generally rise.

The Portfolio invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Q:   What is your outlook for the balance of 2017?

A: We maintain our view that domestic equities offer better return potential than alternative choices, such as fixed-income investments. The reasons for our optimism are many, including: a business cycle that still appears healthy; low inflation, which implies continued low interest rates, despite the Fed's recent rate-hiking actions; apparent synchronization in the global economy; and improving businesses confidence. Moreover, corporations appear ready to expand capital expenditures aimed at increasing productivity, and consumer spending levels remain strong. Also, equity valuations appear reasonable, provided that interest rates remain relatively low.

     We believe mid-cap equities stand to benefit in the current environment of continued economic expansion and low interest rates. There are tailwinds driving growth in several industries as well as prospects for accelerated merger-and-acquisition activity. Company guidance as to future earnings has been encouraging year to date, reflecting stronger global economic growth and a healthy labor market. Positive business survey data and healthy consumer confidence levels further bolster the case for equities, in our opinion. Most key economic indicators signal ongoing strength for the current business cycle, but not enough to overheat the economy and cause the Fed to raise rates faster than expected.

     Given those conditions, we feel market participants will be willing to pay a premium for shares of companies exhibiting sustainable growth characteristics and the ability to innovate - qualities found in the types of equities that we favor holding in the Portfolio.

     Please refer to the Schedule of Investments on pages 8 to 14 for a full listing of Portfolio securities.

     Past performance is no guarantee of future results.

     Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of opinion as of the date of this report.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/17 (UNAUDITED)
--------------------------------------------------------------------------------

Shares                                                                                  Value
               COMMON STOCKS - 98.8%
               Energy - 1.9%
               Oil & Gas Exploration & Production - 1.6%
      41,692   Cabot Oil & Gas Corp.                                            $   1,045,635
       3,621   Cimarex Energy Co.                                                     340,410
      13,057   Continental Resources, Inc.*                                           422,133
                                                                                -------------
                                                                                $   1,808,178
                                                                                -------------

               Oil & Gas Refining & Marketing - 0.3%
       3,876   Tesoro Corp.                                                     $     362,794
                                                                                -------------
               Total Energy                                                     $   2,170,972
                                                                                -------------
               Materials - 5.5%
               Fertilizers & Agricultural Chemicals - 0.7%
      11,349   FMC Corp.                                                        $     829,044
                                                                                -------------
               Specialty Chemicals - 1.2%
       3,673   Albemarle Corp.                                                  $     387,648
      28,635   Flotek Industries, Inc.*                                               255,997
       2,051   The Sherwin-Williams Co.                                               719,819
                                                                                -------------
                                                                                $   1,363,464
                                                                                -------------
               Construction Materials - 1.3%
      11,873   Vulcan Materials Co.                                             $   1,504,072
                                                                                -------------
               Metal & Glass Containers - 0.6%
      16,619   Ball Corp.                                                       $     701,488
                                                                                -------------
               Paper Packaging - 1.1%
      10,638   Packaging Corp. of America                                       $   1,184,967
                                                                                -------------
               Forest Products - 0.6%
      21,602   Boise Cascade Co.*                                               $     656,701
                                                                                -------------
               Total Materials                                                  $   6,239,736
                                                                                -------------
               Capital Goods - 12.1%
               Aerospace & Defense - 1.8%
       4,007   L3 Technologies, Inc.                                            $     669,490
      12,796   Rockwell Collins, Inc.                                               1,344,604
                                                                                -------------
                                                                                $   2,014,094
                                                                                -------------
               Building Products - 1.9%
      13,910   AO Smith Corp.                                                   $     783,550
      14,454   Fortune Brands Home & Security, Inc.                                   942,979
       2,218   Lennox International, Inc.                                             407,314
                                                                                -------------
                                                                                $   2,133,843
                                                                                -------------
               Electrical Components & Equipment - 0.6%
       3,480   Acuity Brands, Inc.                                              $     707,414
                                                                                -------------
               Industrial Conglomerates - 2.5%
       8,597   Carlisle Companies, Inc.                                         $     820,154
      15,133   ITT, Inc.                                                              608,044
       5,919   Roper Technologies, Inc.                                             1,370,426
                                                                                -------------
                                                                                $   2,798,624
                                                                                -------------
               Industrial Machinery - 4.3%
      23,013   Albany International Corp.                                       $   1,228,894
      18,567   Fortive Corp.                                                        1,176,219

The accompanying notes are an integral part of these financial statements.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

Shares                                                                                  Value
               Industrial Machinery - (continued)
      31,774   Gardner Denver Holdings, Inc.                                    $     686,636
       5,488   Stanley Black & Decker, Inc.                                           772,326
      17,609   Xylem, Inc.                                                            976,067
                                                                                -------------
                                                                                $   4,840,142
                                                                                -------------
               Trading Companies & Distributors - 1.0%
      10,314   United Rentals, Inc.*                                            $   1,162,491
                                                                                -------------
               Total Capital Goods                                              $  13,656,608
                                                                                -------------
               Commercial Services & Supplies - 2.4%
               Environmental & Facilities Services - 0.9%
      14,992   Waste Connections, Inc.                                          $     965,785
                                                                                -------------
               Research & Consulting Services - 1.5%
       5,771   Equifax, Inc.                                                    $     793,051
      11,020   Verisk Analytics, Inc.*                                                929,757
                                                                                -------------
                                                                                $   1,722,808
                                                                                -------------
               Total Commercial Services & Supplies                             $   2,688,593
                                                                                -------------
               Transportation - 2.6%
               Airlines - 2.6%
       8,650   Alaska Air Group, Inc.                                           $     776,424
      27,046   American Airlines Group, Inc.                                        1,360,955
      13,218   Southwest Airlines Co.                                                 821,367
                                                                                -------------
                                                                                $   2,958,746
                                                                                -------------
               Total Transportation                                             $   2,958,746
                                                                                -------------
               Automobiles & Components - 0.4%
               Auto Parts & Equipment - 0.4%
       3,139   Lear Corp.                                                       $     445,989
                                                                                -------------
               Total Automobiles & Components                                   $     445,989
                                                                                -------------
               Consumer Durables & Apparel - 2.2%
               Home Furnishings - 1.2%
       5,416   Mohawk Industries, Inc.*                                         $   1,308,993
                                                                                -------------
               Housewares & Specialties - 0.5%
      11,264   Newell Brands, Inc.                                              $     603,976
                                                                                -------------
               Apparel, Accessories & Luxury Goods - 0.5%
      10,176   lululemon athletica, Inc.*                                       $     607,202
                                                                                -------------
               Total Consumer Durables & Apparel                                $   2,520,171
                                                                                -------------
               Consumer Services - 6.3%
               Casinos & Gaming - 1.4%
      51,013   MGM Resorts International*                                       $   1,596,197
                                                                                -------------
               Hotels, Resorts & Cruise Lines - 1.0%
       9,197   Hilton Worldwide Holdings, Inc.                                  $     568,834
      10,936   Norwegian Cruise Line Holdings, Ltd.*                                  593,715
                                                                                -------------
                                                                                $   1,162,549
                                                                                -------------
               Leisure Facilities - 1.5%
      33,653   Planet Fitness, Inc.                                             $     785,461
      15,218   Six Flags Entertainment Corp.                                          907,145
                                                                                -------------
                                                                                $   1,692,606
                                                                                -------------

The accompanying notes are an integral part of these financial statements.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/17 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

Shares                                                                                  Value

               Restaurants - 1.7%
      18,821   Dave & Buster's Entertainment, Inc.                              $   1,251,785
       6,136   Jack in the Box, Inc.*                                                 604,396
                                                                                -------------
                                                                                $   1,856,181
                                                                                -------------
               Specialized Consumer Services - 0.7%
      20,995   ServiceMaster Global Holdings, Inc.                              $     822,794
                                                                                -------------
               Total Consumer Services                                          $   7,130,327
                                                                                -------------
               Media - 2.0%
               Cable & Satellite - 0.5%
       6,945   Liberty Broadband Corp.                                          $     595,812
                                                                                -------------
               Movies & Entertainment - 1.5%
      46,290   Live Nation Entertainment, Inc.*                                 $   1,613,206
                                                                                -------------
               Total Media                                                      $   2,209,018
                                                                                -------------
               Retailing - 7.0%
               Distributors - 0.5%
      16,817   LKQ Corp.*                                                       $     554,120
                                                                                -------------
               Internet Retail - 1.7%
       8,288   Expedia, Inc.                                                    $   1,234,498
       8,195   Wayfair, Inc.                                                          630,032
                                                                                -------------
                                                                                $   1,864,530
                                                                                -------------
               General Merchandise Stores - 1.3%
      13,502   Dollar Tree, Inc.*                                               $     944,060
      11,939   Ollie's Bargain Outlet Holdings, Inc.                                  508,601
                                                                                -------------
                                                                                $   1,452,661
                                                                                -------------
               Apparel Retail - 1.4%
      18,719   Ross Stores, Inc.                                                $   1,080,648
       5,449   The Children's Place Retail Stores, Inc.*                              556,343
                                                                                -------------
                                                                                $   1,636,991
                                                                                -------------
               Home Improvement Retail - 0.6%
       8,282   Lowe's Companies, Inc.                                           $     642,103
                                                                                -------------
               Specialty Stores - 0.8%
       3,297   Ulta Salon Cosmetics & Fragrance, Inc.*                          $     947,360
                                                                                -------------
               Automotive Retail - 0.7%
       3,503   O'Reilly Automotive, Inc.*                                       $     766,246
                                                                                -------------
               Total Retailing                                                  $   7,864,011
                                                                                -------------
               Food, Beverage & Tobacco - 4.7%
               Brewers - 0.9%
      12,060   Molson Coors Brewing Co. (Class B)                               $   1,041,260
                                                                                -------------
               Distillers & Vintners - 0.5%
       2,963   Constellation Brands, Inc.*                                      $     574,022
                                                                                -------------
               Soft Drinks - 0.5%
      11,232   Monster Beverage Corp.                                           $     558,006
                                                                                -------------
               Packaged Foods & Meats - 2.8%
      26,568   Amplify Snack Brands, Inc.                                       $     256,116
      23,069   Blue Buffalo Pet Products, Inc.                                        526,204
      63,972   Nomad Foods, Ltd.                                                      902,645

 The accompanying notes are an integral part of these financial statements.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

Shares                                                                                  Value
               Packaged Foods & Meats - (continued)
      17,125   The Hain Celestial Group, Inc.*                                  $     664,792
       6,935   The Hershey Co.                                                        744,611
                                                                                -------------
                                                                                $   3,094,368
                                                                                -------------
               Total Food, Beverage & Tobacco                                   $   5,267,656
                                                                                -------------
               Health Care Equipment & Services - 8.7%
               Health Care Equipment - 2.0%
      43,389   Boston Scientific Corp.*                                         $   1,202,743
       3,088   Nevro Corp.                                                            229,840
       8,838   Penumbra, Inc.                                                         775,534
                                                                                -------------
                                                                                $   2,208,117
                                                                                -------------
               Health Care Supplies - 2.7%
      13,296   Align Technology, Inc.*                                          $   1,995,996
       4,653   The Cooper Companies, Inc.                                           1,114,021
                                                                                -------------
                                                                                $   3,110,017
                                                                                -------------
               Health Care Services - 0.4%
      13,718   Teladoc, Inc.                                                    $     476,015
                                                                                -------------
               Managed Health Care - 3.3%
      17,209   Centene Corp.*                                                   $   1,374,655
       5,010   Humana, Inc.                                                         1,205,506
       6,604   WellCare Health Plans, Inc.*                                         1,185,814
                                                                                -------------
                                                                                $   3,765,975
                                                                                -------------
               Health Care Technology - 0.3%
       5,364   Veeva Systems, Inc.*                                             $     328,867
                                                                                -------------
               Total Health Care Equipment & Services                           $   9,888,991
                                                                                -------------
               Pharmaceuticals, Biotechnology & Life Sciences - 9.9%
               Biotechnology - 7.3%
      21,757   Alder Biopharmaceuticals, Inc.                                   $     249,118
      10,933   Alnylam Pharmaceuticals, Inc.*                                         872,016
      31,522   Exact Sciences Corp.*                                                1,114,933
      27,382   Foundation Medicine, Inc.                                            1,088,434
       6,078   Incyte Corp.*                                                          765,281
       7,543   Loxo Oncology, Inc.                                                    604,873
       4,302   Prothena Corp., Plc*                                                   232,824
      11,754   Sage Therapeutics, Inc.                                                936,089
       6,413   TESARO, Inc.*                                                          896,922
      11,543   Vertex Pharmaceuticals, Inc.*                                        1,487,546
                                                                                -------------
                                                                                $   8,248,036
                                                                                -------------
               Pharmaceuticals - 1.5%
      10,799   Jazz Pharmaceuticals Plc*                                        $   1,679,244
                                                                                -------------
               Life Sciences Tools & Services - 1.1%
       7,288   Charles River Laboratories International, Inc.*                  $     737,181
       2,781   Waters Corp.*                                                          511,259
                                                                                -------------
                                                                                $   1,248,440
                                                                                -------------
               Total Pharmaceuticals, Biotechnology & Life Sciences             $  11,175,720
                                                                                -------------

The accompanying notes are an integral part of these financial statements.

 Pioneer Select Mid Cap Growth VCT Portfolio    PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/17 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

Shares                                                                                  Value
               Banks - 1.4%
               Regional Banks - 1.4%
       5,016   First Republic Bank                                              $     502,102
       5,893   SVB Financial Group*                                                 1,035,930
                                                                                -------------
                                                                                $   1,538,032
                                                                                -------------
               Total Banks                                                      $   1,538,032
                                                                                -------------
               Diversified Financials - 2.8%
               Investment Banking & Brokerage - 0.9%
      23,551   TD Ameritrade Holding Corp.                                      $   1,012,457
                                                                                -------------
               Specialized Finance - 1.9%
      16,429   Nasdaq, Inc.                                                     $   1,174,509
       6,971   S&P Global, Inc.                                                     1,017,696
                                                                                -------------
                                                                                $   2,192,205
                                                                                -------------
               Total Diversified Financials                                     $   3,204,662
                                                                                -------------
               Insurance - 1.1%
               Property & Casualty Insurance - 1.1%
      11,948   Fidelity National Financial, Inc.                                $     535,629
       8,281   The Allstate Corp.                                                     732,372
                                                                                -------------
                                                                                $   1,268,001
                                                                                -------------
               Total Insurance                                                  $   1,268,001
                                                                                -------------
               Real Estate - 2.5%
               Specialized REIT - 1.6%
       1,991   Equinix, Inc.                                                    $     854,458
       5,451   Lamar Advertising Co.                                                  401,030
       4,120   SBA Communications Corp.                                               555,788
                                                                                -------------
                                                                                $   1,811,276
                                                                                -------------
               Office REIT - 0.9%
       3,591   Jones Lang LaSalle, Inc.                                         $     448,875
      17,691   Realogy Holdings Corp.*                                                574,073
                                                                                -------------
                                                                                $   1,022,948
                                                                                -------------
               Total Real Estate                                                $   2,834,224
                                                                                -------------
               Software & Services - 14.4%
               Internet Software & Services - 2.9%
       7,988   CoStar Group, Inc.*                                              $   2,105,638
      11,625   Criteo SA (A.D.R.)                                                     570,206
       1,892   NetEase, Inc. (A.D.R.)                                                 568,792
                                                                                -------------
                                                                                $   3,244,636
                                                                                -------------
               IT Consulting & Other Services - 0.6%
       5,430   Gartner, Inc.*                                                   $     670,659
                                                                                -------------
               Data Processing & Outsourced Services - 4.0%
      19,581   Fidelity National Information Services, Inc.                     $   1,672,217
      33,372   Total System Services, Inc.                                          1,943,919
      14,519   Vantiv, Inc.*                                                          919,633
                                                                                -------------
                                                                                $   4,535,769
                                                                                -------------

  The accompanying notes are an integral part of these financial statements.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

Shares                                                                                  Value
               Application Software - 4.4%
      10,320   Blackbaud, Inc.                                                  $     884,940
      13,160   HubSpot, Inc.                                                          865,270
       9,395   Intuit, Inc.                                                         1,247,750
       8,944   Splunk, Inc.*                                                          508,824
       7,410   SS&C Technologies Holdings, Inc.*                                      284,618
       2,764   The Ultimate Software Group, Inc.*                                     580,606
      20,776   Zendesk, Inc.                                                          577,157
                                                                                -------------
                                                                                $   4,949,165
                                                                                -------------
               Systems Software - 1.2%
      13,378   ServiceNow, Inc.*                                                $   1,418,068
                                                                                -------------
               Home Entertainment Software - 1.3%
      14,143   Electronic Arts, Inc.*                                           $   1,495,198
                                                                                -------------
               Total Software & Services                                        $  16,313,495
                                                                                -------------
               Technology Hardware & Equipment - 3.7%
               Communications Equipment - 1.3%
       8,230   Acacia Communications, Inc.                                      $     341,298
      18,991   Finisar Corp.*                                                         493,386
       6,147   Harris Corp.                                                           670,515
                                                                                -------------
                                                                                $   1,505,199
                                                                                -------------
               Communications Equipment - 1.7%
      21,853   Western Digital Corp.                                            $   1,936,176
                                                                                -------------
               Technology Distributors - 0.7%
      12,309   CDW Corp./DE*                                                    $     769,682
                                                                                -------------
               Total Technology Hardware & Equipment                            $   4,211,057
                                                                                -------------
               Semiconductors & Semiconductor Equipment - 6.8%
               Semiconductor Equipment - 1.6%
      12,698   Lam Research Corp.*                                              $   1,795,878
                                                                                -------------
               Semiconductors - 5.2%
      10,764   Analog Devices, Inc.                                             $     837,439
       7,793   Broadcom, Ltd.                                                       1,816,159
      47,832   Micron Technology, Inc.*                                             1,428,264
      13,325   Microsemi Corp.*                                                       623,610
      60,365   ON Semiconductor Corp.*                                                847,525
       6,955   Silicon Motion Technology Corp. (A.D.R.)                               335,440
                                                                                -------------
                                                                                $   5,888,437
                                                                                -------------
               Total Semiconductors & Semiconductor Equipment                   $   7,684,315
                                                                                -------------
               Telecommunication Services - 0.4%
               Integrated Telecommunication Services - 0.4%
      17,822   CenturyLink, Inc.                                                $     425,589
                                                                                -------------
               Total Telecommunication Services                                 $     425,589
                                                                                -------------
               TOTAL COMMON STOCKS
               (Cost $85,860,852)                                               $ 111,695,913
                                                                                -------------
               TOTAL INVESTMENT IN SECURITIES - 98.8%
               (Cost $85,860,852) (a)                                           $ 111,695,913
                                                                                -------------
               OTHER ASSETS & LIABILITIES - 1.2%                                $   1,314,993
                                                                                -------------
               NET ASSETS - 100.0%                                              $ 113,010,906
                                                                                =============


The accompanying notes are an integral part of these financial statements.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/17 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

*    Non-income producing security.

REIT Real Estate Investment Trust.

(a) At June 30, 2017, the net unrealized appreciation on investments based on cost for federal income tax purposes of $86,632,956 was as follows:

                Aggregate gross unrealized appreciation for all investments in
                  which there is an excess of value over tax cost               $  26,310,491

                Aggregate gross unrealized depreciation for all investments in
                  which there is an excess of tax cost over value                  (1,247,534)
                                                                                -------------
                Net unrealized appreciation                                     $  25,062,957
                                                                                =============

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2017, aggregated $51,904,252 and $62,397,348, respectively.

The Portfolio is permitted to engage in purchase and sale transactions ("cross trades") with certain Portfolios and accounts for which Amundi Pioneer Asset Management, Inc., (Amundi Pioneer) formerly Pioneer Investment Management, Inc.
(PIM), serves as the Portfolio's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended June 30, 2017, the Portfolio did not engage in cross trade activity.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Level 1 - quoted prices in active markets for identical securities.

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of June 30, 2017, in valuing the Portfolio's investments:


                           Level 1      Level 2     Level 3       Total
Common Stocks            $111,695,913   $    --     $     --   $111,695,913
                         ------------   -------     --------   ------------
       Total             $111,695,913   $    --     $     --   $111,695,913
                         ============   =======     ========   ============

During the six months ended June 30, 2017, there were no transfers between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                            Six Months
                                              Ended
                                             6/30/17     Year Ended     Year Ended     Year Ended      Year Ended    Year Ended
                                           (unaudited)    12/31/16       12/31/15       12/31/14        12/31/13      12/31/12
Class I
Net asset value, beginning of period        $  23.56     $     26.11    $     28.73    $      32.78    $     24.07   $     22.49
                                            --------     -----------    -----------    ------------    -----------   -----------
Increase (decrease) from investment
    operations:
    Net investment income (loss)            $  (0.01)(d) $      0.01(d) $     (0.04)(d)$      (0.07)   $     (0.11)  $     (0.09)
    Net realized and unrealized gain (loss)
      on investments                            2.94            0.88           0.68            2.93          10.05          1.67
                                            --------     -----------    -----------    ------------    -----------   -----------
      Net increase (decrease)
        from investment operations          $   2.93     $      0.89    $      0.64    $       2.86    $      9.94   $      1.58
                                            --------     -----------    -----------    ------------    -----------   -----------
Distribution to shareowners:
    Net investment income                   $  (0.02)    $        --    $        --    $         --    $        --   $        --
    Net realized gain                          (0.33)          (3.44)         (3.26)          (6.91)         (1.23)           --
                                            --------     -----------    -----------    ------------    -----------   -----------
Total distributions                         $  (0.35)    $     (3.44)   $     (3.26)   $      (6.91)   $     (1.23)  $        --
                                            --------     -----------    -----------    ------------    -----------   -----------
Net increase (decrease) in net asset value  $   2.58     $     (2.55)   $     (2.62)   $      (4.05)   $      8.71   $      1.58
                                            --------     -----------    -----------    ------------    -----------   -----------
Net asset value, end of period              $  26.14     $     23.56    $     26.11    $      28.73    $     32.78   $     24.07
                                            ========     ===========    ===========    ============    ===========   ===========
Total return*                                  12.44%           3.74%(f)       1.63%(e)        9.43%(b)      42.46%         7.02%(a)
Ratio of net expenses to average
    net assets (c)                              0.86%**         0.86%          0.86%           0.86%          0.84%         0.85%
Ratio of net investment income (loss)
    to average net assets                      (0.08)%**        0.06%         (0.13)%         (0.25)%        (0.36)%       (0.34)%
Portfolio turnover rate                           94%**           97%            93%            106%           162%          135%
Net assets, end of period (in thousands)    $113,011     $   109,926    $   119,727    $    132,496    $   135,657   $   110,170
Ratios with no waiver of fees and
    assumption of expenses by the Amundi
    Pioneer formerly PIM and  no reduction
    for fees paid indirectly:
    Total expenses to average net assets (d)    0.86%**         0.86%          0.86%           0.86%          0.84%         0.87%
    Net investment income (loss) to average
      net assets                               (0.08)%**        0.06%         (0.13)%         (0.25)%        (0.36)%       (0.36)%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

(a) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2012, the total return would have been 6.96%.

(b) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2014, the total return would have been 9.35%.

(c)  Includes interest expense of 0.00%, 0.00%, 0.00%, 0.01%, 0.00% and 0.00%, respectively.

(d) The per share data presented above is based on the average shares outstanding for the period presented.

(e) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2015, the total return would have been 1.59%.

(f) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2016, the total return would have been 3.65%.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

The accompanying notes are an integral part of these financial statements.

Pioneer Select Mid Cap Growth VCT Portfolio   PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT ASSETS OF AND LIABILITIES 6/30/17 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities (cost $85,860,852)                                                    $ 111,695,913
  Receivables --
     Investment securities sold                                                                      3,033,429
     Portfolio shares sold                                                                               6,052
     Dividends                                                                                          34,035
  Due from Amundi Pioneer Asset Management, Inc., formerly Pioneer Investment Management, Inc.          20,906
  Other assets                                                                                             315
                                                                                                 -------------
         Total assets                                                                            $ 114,790,650
                                                                                                 -------------
LIABILITIES:
  Payables --
     Investment securities purchased                                                             $   1,036,040
     Portfolio shares repurchased                                                                       29,849
  Due to custodian                                                                                     671,095
  Due to affiliates                                                                                     23,778
  Accrued expenses                                                                                      18,982
                                                                                                 -------------
         Total liabilities                                                                       $   1,779,744
                                                                                                 -------------
NET ASSETS:
  Paid-in capital                                                                                $  82,224,947
  Distributions in excess of net investment income                                                     (43,518)
  Accumulated net realized gain on investments                                                       4,994,416
  Net unrealized appreciation on investments                                                        25,835,061
                                                                                                 -------------
         Net assets                                                                              $ 113,010,906
                                                                                                 =============
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
     Class I (based on $113,010,906/4,322,480 shares)                                            $       26.14
                                                                                                 =============

The accompanying notes are an integral part of these financial statements.

Pioneer Select Mid Cap Growth VCT     Portfolio PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------

For the Six Months Ended 6/30/17

INVESTMENT INCOME:
  Dividends (Net of foreign taxes withheld of $400)                             $430,925
  Interest                                                                           685
                                                                                --------
     Total investment income                                                                $   431,610
                                                                                            -----------
EXPENSES:
  Management fees                                                               $411,900
  Administrative expense                                                          21,253
  Custodian fees                                                                  14,551
  Professional fees                                                               10,040
  Printing expense                                                                10,201
  Fees and expenses of nonaffiliated Trustees                                      3,585
  Miscellaneous                                                                    4,484
                                                                                --------
     Total expenses                                                                         $   476,014
                                                                                            -----------
        Net investment loss                                                                 $   (44,404)
                                                                                            -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
     Investments                                                                            $ 5,767,641
                                                                                            -----------
  Change in net unrealized appreciation (depreciation) on investments                       $ 7,443,803
                                                                                            -----------
  Net realized and unrealized gain (loss) on investments and class actions                  $13,211,444
                                                                                            ===========
  Net increase in net assets resulting from operations                                      $13,167,040
                                                                                            ===========

The accompanying notes are an integral part of these financial statements.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                          Six Months
                                                                                            Ended
                                                                                           6/30/17          Year Ended
                                                                                         (unaudited)         12/31/16
FROM OPERATIONS:
Net investment income (loss)                                                             $    (44,404)    $         68,192
Net realized gain (loss) on investments and class actions                                   5,767,641            1,468,086
Change in net unrealized appreciation (depreciation) on investments                         7,443,803            2,324,185
                                                                                         ------------     ----------------
                                                                                         $ 13,167,040     $      3,860,463
                                                                                         ------------     ----------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class I ($0.02 and $0.00 per share, respectively)                                  $    (88,902)    $             --
Net realized gain:
      Class I ($0.33 and $3.44 per share, respectively)                                    (1,419,009)         (14,947,722)
                                                                                         ------------     ----------------
           Total distributions to shareowners                                            $ (1,507,911)    $    (14,947,722)
                                                                                         ------------     ----------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                         $  2,540,004     $      5,535,855
Reinvestment of distributions                                                               1,507,911           14,947,722
Cost of shares repurchased                                                                (12,622,618)         (19,196,767)
                                                                                         ------------     ----------------
     Net increase (decrease) in net assets resulting from Portfolio share transactions   $ (8,574,703)    $      1,286,810
                                                                                         ------------     ----------------
     Net increase (decrease) in net assets                                               $  3,084,426     $     (9,800,449)
NET ASSETS:
Beginning of period                                                                      $109,926,480     $    119,726,929
                                                                                         ------------     ----------------
End of period                                                                            $113,010,906     $    109,926,480
                                                                                         ------------     ----------------
Undistributed net investment income                                                      $    (43,518)    $         89,788
                                                                                         ============     ================


                                     Six Months     Six Months
                                       Ended          Ended
                                      6/30/17        6/30/17      Year Ended     Year Ended
                                       Shares         Amount       12/31/16       12/31/16
                                     (unaudited)   (unaudited)     Shares          Amount
CLASS I
Shares sold                           100,077      $  2,540,004     231,442     $  5,535,855
Reinvestment of distributions          57,205         1,507,911     649,619       14,947,722
Less shares repurchased              (501,062)      (12,622,618)   (800,788)     (19,196,767)
                                     --------      ------------    --------     ------------
     Net increase (decrease)         (343,780)     $ (8,574,703)     80,273     $  1,286,810
                                     ========      ============    ========     ============

The accompanying notes are an integral part of these financial statements.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/17 (UNAUDITED)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Select Mid Cap Growth VCT Portfolio (the Portfolio) is one of 9 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to seek growth of capital.

The Portfolio offers one class of shares designated as Class I shares. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world. Amundi, one of the world's largest asset managers, is headquartered in Paris, France. As a result of the transaction, Pioneer Investment Management, Inc., the Portfolio's investment adviser, became an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A., a wholly owned subsidiary of UniCredit S.p.A.

In connection with the transaction, the names of the Portfolio's investment adviser and principal underwriter changed. Effective July 3, 2017, the name of Pioneer Investment Management, Inc. changed to Amundi Pioneer Asset Management, Inc. and the name of Pioneer Funds Distributor, Inc. changed to Amundi Pioneer Distributor, Inc.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles (U.S. GAAP) that require the management of the Portfolio to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The Portfolio is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements:

A.   Security Valuation

     The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE.

     Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

     The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times. The Portfolio may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

     Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Amundi Pioneer Asset Management, Inc., (Amundi Pioneer) formerly Pioneer Investment Management, Inc. (PIM), the Portfolio's investment adviser and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), pursuant to procedures adopted by the Portfolio's Board of Trustees. Amundi Pioneer's, formerly PIM's, fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. Amundi Pioneer's, formerly PIM's, fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/17 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

     news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ significantly from exchange prices and such differences could be material.

     At June 30, 2017, there were no securities valued using fair value methods (other than securities valued using prices supplied by independent pricing services).

B.   Investment Income and Transactions

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Foreign Currency Translation

     The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in the market prices of those securities but are included with the net realized and unrealized gain or loss on investments.

D.   Federal Income Taxes

     It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2016, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by Federal and State tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

     The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended December 31, 2016 and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2016, was as follows:


                                                                      2016
Distributions paid from:
Long-term capital gain                                              $ 14,947,722
                                                                    ------------
 Total distributions                                                $ 14,947,722
                                                                    ============
Distributable Earnings
Undistributed ordinary income                                       $     88,695
Undistributed long-term gain                                           1,418,981
Net unrealized appreciation                                           17,619,154
                                                                    ------------
 Total                                                              $ 19,126,830
                                                                    ============

     The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales and tax basis adjustment relating to partnerships and REIT holdings.

E.   Portfolio Shares

     The Portfolio records sales and repurchases of its shares as of trade date. Dividends and distributions to shareowners are recorded on the ex-dividend date.

F.   Risks

     Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than investments in larger, more established companies. Investing in foreign and/or emerging markets securities involves

 Pioneer Select Mid Cap Growth VCT Portfolio   PIONEER VARIABLE CONTRACTS TRUST

     risks relating to interest rates, currency exchange rates and economic and political conditions. The Portfolio may invest a substantial amount of its assets in issuers located in a limited number of countries and therefore is more susceptible to adverse developments affecting those countries. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

2. Management Agreement

Amundi Pioneer, formerly PIM manages the Portfolio. Management fees are calculated daily at the annual rate of 0.74% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $23,778 in management fees, administrative costs and certain other reimbursements payable to Amundi Pioneer, formerly PIM at June 30, 2017.

3. Transfer Agent

Boston Financial Data Services, Inc. serves as the transfer agent to the Portfolio at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include subtransfer agent expenses incurred through the Portfolio's omnibus relationship contracts.

4. Results of Shareholder Meeting

At a special meeting held on June 13, 2017, shareholders of the Portfolio were asked to consider the proposals described below. A report of the total votes cast by the Portfolio's shareholders follows:

------------------------------------------------------------------------------------------------
                                     For            Against          Abstain    Broker Non-Votes
------------------------------------------------------------------------------------------------
 Proposal 1 - To approve a New
 Management Agreement with
 the Adviser                      4,045,072.108   109,301.714      230,167.933       0.000
------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                                                      For                      Withhold
-----------------------------------------------------------------------------------------
 Proposal 2 - To elect Trustees
-----------------------------------------------------------------------------------------
 David R. Bock                                     54,456,647.995           3,258,595.894
-----------------------------------------------------------------------------------------
 Benjamin M. Friedman                              54,442,669.321           3,272,574.568
-----------------------------------------------------------------------------------------
 Margaret B.W. Graham                              54,676,097.231           3,039,146.658
-----------------------------------------------------------------------------------------
 Lisa M. Jones                                     54,709,436.196           3,005,807.693
-----------------------------------------------------------------------------------------
 Lorraine H. Monchak                               54,670,996.962           3,044,246.927
-----------------------------------------------------------------------------------------
 Thomas J. Perna                                   54,595,257.758           3,119,986.131
-----------------------------------------------------------------------------------------
 Marguerite A. Piret                               54,695,869.483           3,019,374.406
-----------------------------------------------------------------------------------------
 Fred J. Ricciardi                                 54,591,971.440           3,123,272.449
-----------------------------------------------------------------------------------------
 Kenneth J. Taubes                                 54,594,783.037           3,120,460.852
-----------------------------------------------------------------------------------------

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

Change in Independent Registered Public Accounting Firm

Prior to July 3, 2017 Pioneer Investment Management, Inc. (the "Adviser"), the Portfolio's investment adviser, was an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On that date, UniCredit completed the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the "Transaction"). As a result of the Transaction, the Adviser became an indirect, wholly-owned subsidiary of Amundi. Amundi is controlled by Credit Agricole S.A. Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide.

Deloitte & Touche LLP ("D&T"), the Portfolio's previous independent registered public accounting firm, informed the Audit Committee and the Board that it would no longer be independent with respect to the Portfolio upon the completion of the Transaction as a result of certain services being provided to Amundi and Credit Agricole, and, accordingly, that it intended to resign as the Portfolio's independent registered public accounting firm upon the completion of the Transaction. D&T's resignation was effective on July 3, 2017, when the Transaction was completed.

During the periods as to which D&T has served as the Portfolio's independent registered public accounting firm, including the Portfolio's two most recent fiscal years preceding the fiscal year ended December 31, 2017, D&T's reports on the Portfolio's financial statements have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

Effective immediately following the completion of the Transaction on July 3, 2017, the Board, acting upon the recommendation of the Audit Committee, engaged a new independent registered public accounting firm, Ernst & Young LLP ("EY"), for the Portfolio's fiscal year ended December 31, 2017.

Prior to its engagement, EY had advised the Portfolio's Audit Committee that EY had identified the following matters, in each case relating to services rendered by other member firms of Ernst & Young Global Limited, all of which are located outside the United States, to UniCredit and certain of its subsidiaries during the period commencing July 1, 2016, that it determined to be inconsistent with the auditor independence rules set forth by the Securities and Exchange Commission ("SEC"): (a) project management support services to UniCredit in the Czech Republic, Germany, Italy, Serbia and Slovenia in relation to twenty-two projects, that were determined to be inconsistent with Rule 2-01(c)(4)(vi) of Regulation S-X (management functions); (b) two engagements for UniCredit in Italy where fees were contingent/success based and that were determined to be inconsistent with Rule 2-01(c)(5) of Regulation S-X (contingent fees); (c) four engagements where legal and expert services were provided to UniCredit in the Czech Republic and Germany, and twenty engagements where the legal advisory services were provided to UniCredit in Austria, Czech Republic, Italy and Poland, that were determined to be inconsistent with Rule 2-01(c)(4)(ix) and (x) of Regulation S-X (legal and expert services); and (d) two engagements for UniCredit in Italy involving assistance in the sale of certain assets, that were determined to be inconsistent with Rule 2-01(c)(4)(viii) of Regulation S-X (broker-dealer, investment advisor or investment banking services). None of the foregoing services involved the Portfolio, any of the other Funds in the Pioneer Family of Funds or any other Pioneer entity sold by UniCredit in the Transaction.

EY advised the Audit Committee that it had considered the matters described above and had concluded that such matters would not impair EY's ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Portfolio under the SEC and Public Company Accounting Oversight Board independence rules, and that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion. Management and the Audit Committee considered these matters and discussed the matters with EY and, based upon EY's description of the matters and statements made by EY, Management and the Audit Committee believe that EY will be capable of exercising objective and impartial judgment in connection with the audits of the financial statements of the Portfolio, and Management further believes that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
APPROVAL OF NEW AND INTERIM MANAGEMENT AGREEMENTS
--------------------------------------------------------------------------------

Amundi Pioneer Asset Management, Inc. (Amundi Pioneer), formerly Pioneer Investment Management, Inc., serves as the investment adviser to Pioneer Select Mid Cap Growth VCT Portfolio (the Portfolio) pursuant to an investment management agreement between Amundi Pioneer and the Portfolio.

On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world (the "Transaction"). As a result of the Transaction, Amundi Pioneer became an indirect wholly-owned subsidiary of Amundi and Amundi's wholly-owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A. ("PGAM"), a wholly-owned subsidiary of UniCredit S.p.A. ("UniCredit").

Under the Investment Company Act of 1940, the Portfolio's current investment management agreement (the "Current Management Agreement") terminated automatically upon the consummation of the Transaction. In order for Amundi Pioneer to continue to manage the Portfolio after the consummation of the Transaction, the Trustees and shareholders of the Portfolio were required to approve a new investment management agreement for the Portfolio (the "New Management Agreement"). As discussed below, the Board of Trustees of the Portfolio approved the New Management Agreement at a meeting held on March 6-7, 2017. The New Management Agreement was approved by the shareholders of the Portfolio at a meeting held on June 13, 2017. The Board of Trustees of the Portfolio also approved an interim investment management agreement between Amundi Pioneer and the Portfolio (the "Interim Management Agreement") at the March 6-7, 2017 meeting. The Interim Management Agreement would have taken effect upon the closing of the Transaction in the event that the shareholders of the Portfolio did not approve the New Management Agreement.

Board Evaluation of the New and Interim Management

Agreements The Board evaluated the Transaction and the New Management Agreement and Interim Management Agreement for the Portfolio. In connection with their evaluation of the Transaction and the New Management Agreement for the Portfolio, the Trustees requested such information as they deemed reasonably necessary, including: (a) the structure of the Transaction and the strategy underlying the Transaction; (b) the anticipated benefits of the Transaction to the Portfolio and its shareholders; (c) the post-Transaction plans for Amundi Pioneer, including Amundi's plans for integration of Pioneer Investments and Amundi Pioneer with its existing asset management businesses and plans for the future development of Amundi Pioneer; (d) the effect of the Transaction on the ongoing services provided to the Portfolio, including the need to select a new independent registered public accounting firm for the Portfolio, and any plans to modify the operations of the Portfolio; (e) the stability and continuity of Amundi Pioneer's management and key employees, including compensation and benefits to Amundi Pioneer's key employees, and retention plans and incentive plan structure; (f) the post-Transaction indebtedness and financial resources of Amundi Pioneer; (g) Amundi's legal and operational structure, its principal shareholders and senior management, its investment management, risk management, administrative, legal and compliance functions; (h) certain regulatory matters relating to Amundi's affiliates; and (i) Amundi's commitment to the United States, including the role of Amundi Pioneer in the larger Amundi business.

The Trustees also requested and obtained the following information in connection with their evaluation of the Transaction and the New Management Agreement for the Portfolio: (i) memoranda provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the New Management Agreement; (ii) the qualifications of the investment management teams for the Portfolio, as well as the level of investment by the Portfolio's portfolio managers in the Portfolio; (iii) the Portfolio's management fees and total expense ratios, the financial statements of Amundi Pioneer and its pre- and post-Transaction parent companies, profitability analyses from Amundi Pioneer, and analyses from Amundi Pioneer as to possible economies of scale; (iv) the profitability of the institutional business of Amundi Pioneer and Amundi Pioneer's affiliate, Amundi Pioneer Institutional Asset Management, Inc. ("Amundi Pioneer Institutional") as compared to that of Amundi Pioneer's fund management business; and (v) the differences between the fees and expenses of the Portfolio and the fees and expenses of Amundi Pioneer's and Amundi Pioneer Institutional's institutional accounts, as well as the different services provided by Adviser to the Portfolio and by Amundi Pioneer and Amundi Pioneer Institutional to the institutional accounts. In addition, the Trustees considered the information provided at regularly scheduled meetings throughout the year regarding the Portfolio's performance and risk attributes, including through meetings with investment management personnel, and took into account other information related to the Portfolio provided to the Trustees at regularly scheduled meetings. The Trustees also considered information they had received in their review of the continuance of the Current Management Agreement for the Portfolio in September 2016.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
APPROVAL OF NEW AND INTERIM MANAGEMENT AGREEMENTS                    (continued)
--------------------------------------------------------------------------------

At meetings held on January 9, 2017 and January 10, 2017, the Trustees met with representatives of Amundi and PGAM, including separate meetings of the Trustees who are not "interested persons" of the Fund Complex ("Independent Trustees") and counsel with representatives of Amundi and PGAM, and subsequently with representatives of Amundi. In those meetings, they received an extensive presentation from the representatives of Amundi, including the chief executive officer of Amundi, describing Amundi's background and history, its global asset management activities, the growth of its business, and its status as the largest asset management firm in Europe and one of the largest globally; its capital structure and financial resources, including information as to the financing of the Transaction; its principal investors, including its majority investor Credit Agricole S.A., and Credit Agricole's long-term commitment to the asset management business; the philosophy and strategy underlying the Transaction and the complementarity of Amundi's and Pioneer Investments' respective asset management businesses; Amundi's various operating and investment committees and how they would likely interact with Amundi Pioneer; the proposed integration process, including the progress to date and the establishment of various integration work streams; Amundi's plans for management of Amundi Pioneer; Amundi's philosophy as to compensation of key employees and its general intentions with respect to incentive plans for key employees of Amundi Pioneer; Amundi's preliminary plans to achieve cost and other synergies; and opportunities to further develop the business of Amundi Pioneer and Amundi Pioneer Institutional, including in the area of institutional asset management, and how that would benefit shareholders of the Pioneer Funds.

In those meetings, the representatives of Amundi confirmed their intention that the Chief Executive Officer and Chief Investment Officer of Amundi Pioneer would remain in their current positions, and confirmed that they do not currently foresee major changes in the day-to-day investment management operations of Amundi Pioneer with respect to the Portfolio as a direct result of the Transaction. They discussed incentive arrangements for key personnel that would continue after the closing of the Transaction and their plans to establish a new long-term incentive plan following the closing. They also generally discussed ways in which Amundi Pioneer could potentially draw on the expanded global resources of Amundi post-Transaction. At those meetings, the Independent Trustees identified certain areas to which they requested further information, including as to trading and execution of securities transactions, research and portfolio management and potential changes in investment process, particularly where asset classes managed by Amundi Pioneer would overlap with asset classes managed by Amundi, the continued availability of resources currently at Pioneer Investments or elsewhere within Amundi to assist in management of certain Funds, and any anticipated significant changes in operations. The Independent Trustees considered the uncertainty as to whether the Portfolio's independent registered public accounting firm could continue to act in that capacity after the closing of the Transaction. The Independent Trustees also met with counsel to review the information they had received to date and to discuss next steps.

Subsequently, the Trustees received further information from Amundi, including written responses to questions raised by the Independent Trustees, and received from Amundi Pioneer the information requested of it. The Independent Trustees reviewed the information provided with counsel at telephonic meetings held on February 16, 2017 and February 27, 2017. The Trustees held a special in-person Board meeting on March 6-7, 2017 for further consideration of the New Management Agreements, the Interim Management Agreements and the Transaction. The Trustees met again with senior executives of Amundi at the March 6-7, 2017 meeting.

At the March 6-7, 2017 meeting, based on their evaluation of the information provided by Amundi Pioneer and Amundi, the Trustees including the Independent Trustees voting separately, approved the New Management Agreement and the Interim Management Agreement for the Portfolio. In considering the New Management Agreement for the Portfolio, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in their determinations. The Trustees considered the same factors with respect to the Interim Management Agreement for the Portfolio.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by Amundi Pioneer to the Portfolio and that are expected to be provided by Amundi Pioneer to the Portfolio following the consummation of the Transaction. The Trustees reviewed the terms of the New Management Agreement, and noted that such terms are substantially similar to the terms of the Current Management Agreement, except for different execution dates, effective dates and termination dates. The Trustees reviewed Amundi Pioneer's investment approach for the Portfolio and its research process. The Trustees considered the resources of Amundi Pioneer and the personnel of Amundi Pioneer who provide investment management services to the Portfolio. They also reviewed the amount of non-investment resources and personnel of Amundi

Pioneer Select Mid Cap Growth VCT Portfolio   PIONEER VARIABLE CONTRACTS TRUST

Pioneer that are involved in Amundi Pioneer's services to the Portfolio, including Amundi Pioneer's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by Amundi Pioneer's senior management to the Pioneer Fund complex.

The Trustees considered that Amundi Pioneer supervises and monitors the performance of the Portfolio's service providers and provides the Portfolio with personnel (including Portfolio officers) and other resources that are necessary for the Portfolio's business management and operations and that Amundi Pioneer would continue to provide those investment management and research services and resources to the Portfolio following the consummation of the Transaction. The Trustees also considered that, as administrator, Amundi Pioneer would continue to be responsible for the administration of the Portfolio's business and other affairs. The Trustees considered the fees to be paid to Amundi Pioneer for the provision of administration services.

The Trustees considered that Deloitte & Touche LLP informed the Board that it would no longer be independent with respect to the Portfolio upon the completion of the Transaction and, accordingly, that it would be necessary for the Board to engage a new independent registered public accounting firm for the Portfolio.

The Trustees considered that the Transaction was not expected to have a material adverse impact on the nature, scope and overall quality of services provided to the Portfolio and its shareholders, including investment management, risk management, administrative, compliance, legal and other services, as a result of the Transaction.

In that regard, the Trustees considered that Amundi is one of the largest asset managers globally, and that Amundi Pioneer may have access to additional research and portfolio management capabilities as a result of the Transaction and that Amundi Pioneer, as part of Amundi, is expected to have an enhanced global presence that may contribute to an increase in the overall scale and resources of Amundi Pioneer. Furthermore, in considering whether the Transaction would be expected to have a material adverse impact on the nature, scope and overall quality of services provided to the Portfolio and its shareholders, the Trustees considered the statements by representatives of Amundi that they expect the Chief Executive Officer and Chief Investment Officer of Amundi Pioneer to remain in their current positions and that they do not currently foresee major changes in the day-to-day investment management operations of Amundi Pioneer as a direct result of the Transaction, or the risk management, legal or compliance services provided by Amundi Pioneer, with respect to the Portfolio. They further considered the current incentive arrangements for key personnel of Amundi Pioneer that would continue after the closing of the Transaction. They also noted Amundi's stated intention to establish a new long-term incentive plan following the closing.

The Trustees also took into account their experience in evaluating the proposed combination of Pioneer Investments and Santander Asset Management, which was announced in September, 2014 and abandoned in July, 2016. In light of, among other things, this experience, the Trustees determined that they were not able to identify any realistic alternatives to approving the New Management Agreement that would provide the level of services to the Portfolio and its shareholders that are expected to be provided by Amundi Pioneer after the closing of the Transaction.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that Amundi Pioneer would continue to provide to the Portfolio under the New Management Agreement would be satisfactory and consistent with the terms of the New Management Agreement.

Performance of the Portfolio

In considering the Portfolio's performance, the Trustees regularly reviewed and discussed throughout the year data prepared by Amundi Pioneer and information comparing the Portfolio's performance with the performance of its peer group of funds, as classified by each of Morningstar, Inc. (Morningstar) and Lipper, and the performance of the Portfolio's benchmark index. They also discussed the Portfolio's performance with Amundi Pioneer on a regular basis.

The Trustees' regular reviews and discussions were factored into the Trustees' deliberations concerning the approval of the New Management Agreement.

Management Fee and Expenses

The Trustees noted that the stated management fees to be paid by the Portfolio are identical under the Current Management Agreement and the New Management Agreement. The Trustees considered information showing the fees and expenses of the Portfolio in comparison to the management fees and expense ratios of its peer group of Portfolios as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
APPROVAL OF NEW AND INTERIM MANAGEMENT AGREEMENTS                    (continued)
--------------------------------------------------------------------------------

Insight), an independent third party. In all quintile rankings referred to below, first quintile is most favorable to the Portfolio's shareowners. To the extent applicable, the Trustees also considered the impact of transfer agency, sub-transfer agency, and other non-management fee expenses on the expense ratios of the Portfolio. The Trustees noted that they separately review the Portfolio's transfer agency, sub-transfer agency and intermediary arrangements and that the results of the most recent such review were considered in the consideration of the Portfolio's expense ratio.

The Trustees considered that the Portfolio's management fee as of September 30, 2016 was in the third quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees considered that the expense ratio of the Portfolio's Class I shares as of September 30, 2016 was in the third quintile relative to its Morningstar category and in the second quintile relative to its Strategic Insight peer group, in each case for the comparable period. The Trustees considered the impact of the Portfolio's non-management fee expenses on the expense ratios of the Portfolio.

The Trustees reviewed management fees charged by Amundi Pioneer and Amundi Pioneer Institutional to institutional and other clients, including publicly offered European funds sponsored by Amundi Pioneer's affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered Amundi Pioneer's costs in providing services to the Portfolio and Amundi Pioneer's and Amundi Pioneer Institutional's costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with Amundi Pioneer's and Amundi Pioneer Institutional's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Portfolio and other client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Portfolio and considered that, under both the Current Management Agreement and the New Management Agreement, Amundi Pioneer would perform additional services for the Portfolio that it does not provide to those other clients or services that are broader in scope, including oversight of the Portfolio's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Portfolio is subject. The Trustees also considered the different risks associated with Amundi Pioneer's management of the Portfolio and Amundi Pioneer's and Amundi Pioneer Institutional's management of the other client accounts.

The Trustees concluded that the management fee payable by the Portfolio to Amundi Pioneer was reasonable in relation to the nature and quality of the services to be provided by Amundi Pioneer.

Profitability

The Trustees considered information provided by Amundi Pioneer regarding the profitability of Amundi Pioneer with respect to the advisory services provided by Amundi Pioneer to the Portfolio, including the methodology used by Amundi Pioneer in allocating certain of its costs to the management of the Portfolio. The Trustees also considered Amundi Pioneer's profit margin in connection with the overall operation of the Portfolio. They further reviewed the financial results, including the profit margins, realized by Amundi Pioneer and Amundi Pioneer Institutional from non-fund businesses. The Trustees considered Amundi Pioneer's profit margins with respect to the Portfolio in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that Amundi Pioneer's profitability with respect to the management of the Portfolio was not unreasonable.

Economies of Scale

The Trustees considered Amundi Pioneer's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Portfolio and Portfolio shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by Amundi Pioneer in research and analytical capabilities and Amundi Pioneer's commitment and resource allocation to the Portfolio. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Portfolio.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

Other Benefits

The Trustees considered the other benefits that Amundi Pioneer enjoys from its relationship with the Portfolio. The Trustees considered the character and amount of fees paid or to be paid by the Portfolio, other than under the Current Management Agreement or the New Management Agreement, for services provided by Amundi Pioneer and its affiliates. The Trustees further considered the revenues and profitability of Amundi Pioneer's businesses other than the Portfolio business. To the extent applicable, the Trustees also considered the benefits to the Portfolio and to Amundi Pioneer and its affiliates from the use of "soft" commission dollars generated by the Portfolio to pay for research and brokerage services.

The Trustees considered that following the completion of the Transaction, Amundi Pioneer will be the principal U.S. asset management business of Amundi, and that Amundi's worldwide asset management business will manage over $1.38 trillion in assets (including the Pioneer Funds). This may create opportunities for Amundi Pioneer, Amundi Pioneer Institutional and Amundi that derive from Amundi Pioneer's relationships with the Portfolio, including Amundi's ability to market the services of Amundi Pioneer globally. The Trustees noted that Amundi Pioneer may have access to additional research capabilities as a result of the Transaction and Amundi's enhanced global presence that may contribute to an increase of the overall scale of Amundi Pioneer. The Trustees considered that Amundi Pioneer and the Portfolio are expected to receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Portfolio, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Amundi Pioneer as a result of its relationship with the Portfolio were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the New Management Agreement and the Interim Management Agreement for the Portfolio, including the fees payable thereunder, were fair and reasonable and voted to approve the New Management Agreement and the Interim Management Agreement, and to recommend that shareholders approve the New Management Agreement.

                       This page is for your notes.

[LOGO] Amundi Pioneer
       ==============
     ASSET MANAGEMENT

Pioneer Variable Contracts Trust

Officers                                               Trustees
Lisa M. Jones, President and Chief Executive Officer   Thomas J. Perna, Chairman
Mark E. Bradley, Treasurer and Chief Financial Officer David R. Bock
Christopher J. Kelley, Secretary and Chief Legal       Benjamin  M. Friedman
Officer                                                Margaret B.W. Graham
                                                       Lisa M. Jones
                                                       Lorraine H. Monchak
                                                       Marguerite A. Piret
                                                       Fred J. Ricciardi
                                                       Kenneth J. Taubes

Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc., formerly
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Amundi Pioneer Distributor, Inc., formerly
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Boston Financial Data Services, Inc.

[LOGO] Amundi Pioneer
       ==============
     ASSET MANAGEMENT

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                                                                   19616-11-0817


                                                           [LOGO] Amundi Pioneer
                                                                  ==============
                                                                ASSET MENAGEMENT

                                                PIONEER VARIABLE CONTRACTS TRUST

                    Pioneer Mid Cap Value VCT Portfolio -- Class I and II Shares

                                                               SEMIANNUAL REPORT

                                                                   June 30, 2017

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST

Table of Contents
--------------------------------------------------------------------------------

Pioneer Mid Cap Value VCT Portfolio

  Portfolio and Performance Update                                             2

  Comparing Ongoing Portfolio Expenses                                         3

  Portfolio Management Discussion                                              4

  Schedule of Investments                                                      7

  Financial Statements                                                        10

  Notes to Financial Statements                                               15

  Additional Information                                                      19

  Approval of New and Interim Management Agreements                           20

  Trustees, Officers and Service Providers                                    29

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/17
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                                         93.2%
International Common Stocks                                                 6.8%

Sector Distribution
(As a percentage of long-term holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financials                                                                 26.3%
Consumer Discretionary                                                     13.3%
Information Technology                                                     13.0%
Industrials                                                                 9.8%
Health Care                                                                 8.1%
Real Estate                                                                 7.6%
Energy                                                                      7.3%
Materials                                                                   7.2%
Consumer Staples                                                            2.9%
Utilities                                                                   2.6%
Telecommunication Services                                                  1.9%

Five Largest Holdings
(As a percentage of long-term holdings)*

--------------------------------------------------------------------------------
1. CoStar Group, Inc.                                                      1.89%
--------------------------------------------------------------------------------
2. Align Technology, Inc.                                                  1.79
--------------------------------------------------------------------------------
3. Total System Services, Inc.                                             1.74
--------------------------------------------------------------------------------
4. Western Digital Corp.                                                   1.73
--------------------------------------------------------------------------------
5. Broadcom, Ltd.                                                          1.63
--------------------------------------------------------------------------------

* This list excludes temporary cash investments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/17
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share                      6/30/17            12/31/16
     Class I                                   $19.19              $20.49
     Class II                                  $19.00              $20.28

                             Net
Distributions per Share      Investment        Short-Term          Long-Term
(1/1/17 - 6/30/17)           Income            Capital Gains       Capital Gains
    Class I                  $0.1802           $0.2453             $1.4446
    Class II                 $0.1303           $0.2453             $1.4446

================================================================================
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Class I and II shares of Pioneer Mid Cap Value VCT Portfolio at net asset value during the periods shown, compared to that of the Russell Midcap Value Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

               Pioneer Mid Cap Value     Pioneer Mid Cap Value    Russell Midcap
               VCT Portfolio Class I     VCT Portfolio Class II   Value Index
6/07           $10,000                   $10,000                  $10,000
6/08           $ 8,659                   $ 8,632                  $ 8,291
6/09           $ 6,456                   $ 6,418                  $ 5,761
6/10           $ 7,474                   $ 7,416                  $ 7,427
6/11           $ 9,743                   $ 9,644                  $ 9,972
6/12           $ 9,118                   $ 8,999                  $ 9,935
6/13           $10,988                   $10,821                  $12,682
6/14           $14,311                   $14,061                  $16,203
6/15           $14,640                   $14,344                  $16,798
6/16           $14,539                   $14,205                  $17,343
6/17           $16,647                   $16,229                  $20,105

The Russell Midcap Value Index is an unmanaged index that measures the performance of U.S. mid-cap value stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

================================================================================
Average Annual Total Returns
(As of June 30, 2017)

--------------------------------------------------------------------------------
                                                                  Russell Midcap
                          Class I            Class II                Value Index
--------------------------------------------------------------------------------
10 Years                   5.23%              4.96%                        7.23%
5 Years                   12.79%             12.52%                       15.14%
1 Year                    14.50%             14.25%                       15.93%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.  Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Mid Cap Value VCT Portfolio

Based on actual returns from January 1, 2017 through June 30, 2017.

Share Class                                        I                      II
--------------------------------------------------------------------------------
Beginning Account Value on 1/1/17              $1,000.00               $1,000.00
Ending Account Value on 6/30/17                $1,028.80               $1,027.60
Expenses Paid During Period*                   $    3.57               $    4.83

* Expenses are equal to the Portfolio's annualized net expense ratio of 0.71% and 0.96% for Class I and Class II shares respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Mid Cap Value VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2017 through June 30, 2017.

Share Class                                        I                       II
--------------------------------------------------------------------------------
Beginning Account Value on 1/1/17              $1,000.00               $1,000.00
Ending Account Value on 6/30/17                $1,021.27               $1,020.03
Expenses Paid During Period*                   $    3.56               $    4.81

* Expenses are equal to the Portfolio's annualized net expense ratio of 0.71% and 0.96% for Class I and Class II shares respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/17
--------------------------------------------------------------------------------

A Word About Risk:

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

The Portfolio invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

When interest rates rise, the prices of fixed-income securities in the Portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Portfolio will generally rise.

At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Call 800-688-9915 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown. Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Important Note: On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world. Amundi, one of the world's largest asset managers, is headquartered in Paris, France. As a result of the transaction, Pioneer Investment Management, Inc., the Portfolio's investment adviser, became an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A., a wholly owned subsidiary of UniCredit S.p.A.

In connection with the transaction, the names of the Portfolio's investment adviser and principal underwriter changed. Effective July 3, 2017, the name of Pioneer Investment Management, Inc. changed to Amundi Pioneer Asset Management, Inc. and the name of Pioneer Funds Distributor, Inc. changed to Amundi Pioneer Distributor, Inc.

This transaction does not impact your existing relationship with Pioneer Investments or the methods you use to communicate with us, as the contact telephone numbers and services you expect will remain the same. We are excited, however, to be launching a new website representing the combined company. Come visit us at: www.amundipioneer.com.

In the following interview, Edward T. "Ned" Shadek, Jr. discusses the factors that affected the performance of Pioneer Mid Cap Value VCT Portfolio during the six-month period ended June 30, 2017. Mr. Shadek, a senior vice president and portfolio manager at Amundi Pioneer Asset Managment, Inc. ("Amundi Pioneer"), is responsible for the day-to-day management of the Portfolio.

Q: How did the Portfolio perform during the six-month period ended June 30, 2017?

A: Pioneer Mid Cap Value VCT Portfolio's Class I shares returned 2.88% at net asset value during the six-month period ended June 30, 2017, and Class II shares returned 2.76%. During the same period, the Portfolio's benchmark, the Russell Midcap Value Index (the Russell Index), returned 5.18%, and the average return of the 100 variable portfolios in Lipper's Multi-Cap Core Underlying Funds category was 5.44%.

Q: How would you describe the investment environment for equities during the six-month period ended June 30, 2017?

A: Stocks did well during the six months ended June 30, 2017. Investors took heart from a resumption in the growth of corporate earnings and welcomed the November 2016 U.S. election results, which brought the possibility of business-friendly tax-and-regulatory policies and increased Federal infrastructure spending under a Trump administration.

    While the energy sector struggled due to lower oil prices, and some industries such as auto manufacturing and traditional "brick-and-mortar" retailing showed declines, many industries saw accelerated growth over the period as the domestic economy continued to produce positive results in the first half of 2017. Economic growth did slow in the first calendar quarter of the year, however, with gross domestic product (GDP) coming in at 1.4% (after upward revisions), as the post-election momentum seemed to slump a bit after President Trump and the Republican-controlled Congress failed on multiple attempts to pass a bill to replace the Affordable Care Act (ACA), thus calling into question Washington's ability to enact the rest of the Trump agenda, which features the pro-growth proposals noted above.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

    However, despite the decline in GDP momentum and two increases in the Federal funds rate by the U.S. Federal Reserve (the Fed) during the period (March 2017 and June 2017), U.S. equities still generated very positive returns over the six months. The broad equity market, as measured by the Standard & Poor's 500 Index, returned 9.33% for the period, while the Portfolio's benchmark, the Russell Midcap Value Index (the Russell Index), returned a solid 5.18%.

Q: The Portfolio underperformed the Russell Index over the six-month period ended June 30, 2017. What were the main factors, both positive and negative, driving the Portfolio's benchmark-relative performance during the period?

A: Stock selection, particularly in the industrials and financials sectors, drove the Portfolio's underperformance of the benchmark Russell Index during the period. Sector allocation results were positive, overall, for benchmark-relative returns, with an overweight to information technology the biggest contributor, and stock selection in health care also aided benchmark-relative performance.

    With regard to individual holdings, in industrials, a position in Chicago Bridge & Iron had the largest negative effect on the Portfolio's benchmark-relative performance over the period. The company is an engineering-and-construction firm that we purchased on the belief that infrastructure spending would increase under the new Trump administration; however, none of the president's economic proposals had been enacted as of period end. The stock came under pressure because the company is contending with operational issues as well as a lawsuit. However, we believe the issues will have favorable resolutions, and we remain constructive on the company's longer-term outlook.

    In financials, Radian Group, which primarily provides mortgage insurance to mortgage-lending institutions, struggled during the period after the company announced first quarter results that, while positive, came in below the market's expectations. Also in financials, the Portfolio's position in regional bank First Horizon National detracted from relative results during the period. The stock struggled as the company recently announced that it was acquiring Capital Bank, a move that would create the fourth-largest regional bank in the U.S. The longer-term outlook for the combined entity appears positive.

    In energy, shares of Ensco and Transocean declined with the dip in oil prices, and each position detracted from the Portfolio's benchmark-relative performance. Both firms perform capital-intensive deep water drilling, an activity that requires high oil prices to maintain revenues. We subsequently sold the Portfolio's positions in both companies given our uninspiring outlook for the energy sector in the intermediate term.

    On the positive side, stock selection in health care was a major contributor to benchmark-relative returns over the six-month period, with the Portfolio's position in Jazz Pharmaceuticals leading the way. Jazz is a biotech company with a focus in the areas of sleep disorders and hematology/oncology. The company has a strong balance sheet and a promising, expanded product pipeline.

    In other sectors, stocks that aided the Portfolio's benchmark-relative performance during the period included Norwegian Cruise Line (consumer discretionary), and three information technology holdings - First Solar, IPG Photonics, and Lam Research. Norwegian Cruise Line benefited from an

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/17                              (continued)
--------------------------------------------------------------------------------

    improved outlook for the cruise industry, as travel volumes continued to expand nicely. First Solar, a solar panel manufacturer, was one of the main detractors from the Portfolio's relative performance in the first quarter of 2017, but the stock rallied and ended up being a top contributor over the full six-month period. First Solar's shares bounced back due to new technology developments that will lower costs, and the threat of tariffs on Chinese manufacturers. First Solar is also developing a next-generation solar panel that we believe will dominate the industry going forward, and the company has an outstanding balance sheet. IPG Photonics, a laser manufacturing company, saw strong performance over the period as earnings results were better than expected. Finally, semiconductor firm Lam Research continues to benefit from the general up-cycle for the semiconductor industry, and from 3D-NAND migration. 3D-NAND is a type of flash memory in which the memory cells are stacked vertically in multiple layers. Lam provides equipment used to manufacture 3D-NAND memory chips.

Q: Did you invest the Portfolio in any derivative securities during the six-month period ended June 30, 2017?

A:  No, the Portfolio did not own any derivatives during the period.

Q: What is your outlook, and how is the Portfolio positioned as we move into the second half of the fiscal year?

A: Looking ahead, we remain constructive in our outlook for equities, as valuations are reasonable and we believe corporate earnings should grow at a double-digit pace in 2017. We are also encouraged that the U.S. is at near-full employment, that wages are increasing, and that consumer confidence is relatively high. We think all of those factors can benefit consumer spending, which is the largest driver of U.S. economic growth. In addition, the new administration's agenda is decidedly pro-business, which can also help drive growth if some of the president's policies are enacted. As we mentioned previously, though, passage of the Trump agenda seems less certain now than earlier in 2017. However, we are maintaining our previous views, at least for the time being.

    With regard to sector weights relative to the Russell Index, the Portfolio is still overweight in information technology, mostly in semiconductors, and still overweight financials due to our belief in a rising-rate environment. In energy, despite the sector's recent troubles, we have maintained a slight overweight, as we believe OPEC (Organization of Petroleum Exporting Countries) will maintain its supply discipline and that oil prices will eventually recover.

    Finally, the Portfolio remains underweight in the interest-rate-sensitive sectors such as real estate, utilities, and telecommunication services, concurrent with our expectations for a continued rise in interest rates.

Please refer to the Schedule of Investments on pages 7 to 9 for a full listing of Portfolio securities.

Past performance is no guarantee of future results.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of opinion as of the date of this report.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/17 (UNAUDITED)
--------------------------------------------------------------------------------

Shares                                                                     Value
          COMMON STOCKS - 99.9%
          Energy - 8.4%
          Oil & Gas Drilling - 2.6%
270,599   Patterson-UTI Energy, Inc.                               $   5,463,394
294,933   Freeport-McMoRan, Inc.                                       3,542,145
                                                                   -------------
                                                                   $   9,005,539
                                                                   -------------
          Oil & Gas Equipment &
          Services - 1.6%
273,799   RPC, Inc.                                                $   5,533,478
                                                                   -------------
          Oil & Gas Exploration &
          Production - 4.2%
242,706   Cabot Oil & Gas Corp.                                    $   6,087,066
 43,532   Cimarex Energy Co.                                           4,092,443
 28,792   Pioneer Natural Resources Co.                                4,594,627
                                                                   -------------
                                                                   $  14,774,136
                                                                   -------------
          Total Energy                                             $  29,313,153
                                                                   -------------
          Materials - 6.3%
          Fertilizers & Agricultural
          Chemicals - 1.0%
125,280   CF Industries Holdings, Inc.                             $   3,502,829
                                                                   -------------
          Specialty Chemicals - 2.1%
 76,225   Celanese Corp.                                           $   7,236,802
                                                                   -------------
          Metal & Glass Containers - 1.6%
 91,521   Crown Holdings, Inc.*                                    $   5,460,143
                                                                   -------------
          Paper Products - 1.6%
276,530   KapStone Paper and Packaging Corp.                       $   5,704,814
                                                                   -------------
          Total Materials                                          $  21,904,588
                                                                   -------------
          Capital Goods - 7.6%
          Building Products - 2.1%
108,844   Owens Corning*                                           $   7,283,840
                                                                   -------------
          Construction &
          Engineering - 2.7%
247,995   Chicago Bridge & Iron Co., NV                            $   4,892,941
 97,259   Fluor Corp.                                                  4,452,517
                                                                   -------------
                                                                   $   9,345,458
                                                                   -------------
          Industrial Conglomerates - 0.9%
 34,227   Carlisle Companies, Inc.                                 $   3,265,256
                                                                   -------------
          Industrial Machinery - 1.9%
 71,992   Ingersoll-Rand Plc                                       $   6,579,349
                                                                   -------------
          Total Capital Goods                                      $  26,473,903
                                                                   -------------
          Transportation - 2.2%
          Airlines - 2.2%
104,121   United Continental Holdings, Inc.*                       $   7,835,105
                                                                   -------------
          Total Transportation                                     $   7,835,105
                                                                   -------------
          Automobiles &
          Components - 4.6%
          Auto Parts & Equipment - 1.3%
108,161   BorgWarner, Inc.                                         $   4,581,700
                                                                   -------------
          Tires & Rubber - 3.3%
327,766   The Goodyear Tire & Rubber Co.                           $  11,458,699
                                                                   -------------
          Total Automobiles &
          Components
                                                                   $  16,040,399
                                                                   -------------
          Consumer Durables &
          Apparel - 1.5%
          Homebuilding - 1.5%
216,199   PulteGroup, Inc.                                         $   5,303,361
                                                                   -------------
          Total Consumer
          Durables & Apparel                                       $   5,303,361
                                                                   -------------
          Consumer Services - 3.5%
          Hotels, Resorts & Cruise
          Lines - 3.5%
228,452   Norwegian Cruise Line Holdings, Ltd.*                    $  12,402,659
                                                                   -------------
          Total Consumer Services                                  $  12,402,659
                                                                   -------------
          Media - 3.7%
          Advertising - 2.5%
359,933   The Interpublic Group of
          Companies, Inc.                                          $   8,854,352
                                                                   -------------
          Movies & Entertainment - 1.2%
124,855   Viacom, Inc. (Class B)                                   $   4,191,382
                                                                   -------------
          Total Media                                              $  13,045,734
                                                                   -------------
          Food, Beverage &
          Tobacco - 2.9%
          Agricultural Products - 2.0%
 58,328   Ingredion, Inc.                                          $   6,953,281
                                                                   -------------
          Packaged Foods & Meats - 0.9%
 28,495   The JM Smucker Co.                                       $   3,371,813
                                                                   -------------
          Total Food, Beverage & Tobacco                           $  10,325,094
                                                                   -------------
          Health Care Equipment &
          Services - 4.6%
          Health Care Equipment - 1.8%
228,815   Boston Scientific Corp.*                                 $   6,342,752
                                                                   -------------
          Health Care Supplies - 1.5%
 82,755   DENTSPLY SIRONA, Inc.                                    $   5,365,834
                                                                   -------------
          Managed Health Care - 1.3%
 57,533   Centene Corp.*                                           $   4,595,736
                                                                   -------------
          Total Health Care
          Equipment & Services                                     $  16,304,322
                                                                   -------------
          Pharmaceuticals,
          Biotechnology & Life
          Sciences - 3.5%
          Pharmaceuticals - 3.5%
 79,010   Jazz Pharmaceuticals Plc*                                $  12,286,055
                                                                   -------------
          Total Pharmaceuticals,
          Biotechnology & Life Sciences                            $  12,286,055
                                                                   -------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/17 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

Shares                                                                     Value
          Banks - 10.4%
          Regional Banks - 8.2%
177,009   Cathay General Bancorp                                   $   6,717,492
172,817   Fifth Third Bancorp                                          4,486,329
345,247   First Horizon National Corp.                                 6,014,203
619,767   KeyCorp                                                     11,614,434
                                                                   -------------
                                                                   $  28,832,458
                                                                   -------------
          Thrifts & Mortgage
          Finance - 2.2%
465,513   Radian Group, Inc.                                       $   7,611,138
                                                                   -------------
          Total Banks                                              $  36,443,596
                                                                   -------------
          Diversified Financials - 6.3%
          Consumer Finance - 2.5%
296,791   Synchrony Financial                                      $   8,850,308
                                                                   -------------
          Asset Management & Custody
          Banks - 1.9%
187,037   Invesco, Ltd.                                            $   6,581,832
                                                                   -------------
          Specialized Finance - 1.9%
 90,808   Nasdaq, Inc.                                             $   6,491,864
                                                                   -------------
          Total Diversified Financials                             $  21,924,004
                                                                   -------------
          Insurance - 9.6%
          Life & Health Insurance - 4.0%
112,089   Lincoln National Corp.                                   $   7,574,975
142,436   Unum Group                                                   6,641,791
                                                                   -------------
                                                                   $  14,216,766
                                                                   -------------
          Multi-line Insurance - 1.8%
117,265   The Hartford Financial Services
          Group, Inc.                                              $   6,164,621
                                                                   -------------
          Property & Casualty
          Insurance - 3.8%
296,773   Old Republic International Corp.                         $   5,795,977
 85,069   The Hanover Insurance Group, Inc.                            7,539,665
                                                                   -------------
                                                                   $  13,335,642
                                                                   -------------
          Total Insurance                                          $  33,717,029
                                                                   -------------
          Real Estate - 7.6%
          Industrial REIT - 1.6%
194,121   Duke Realty Corp.                                        $   5,425,682
                                                                   -------------
          Health Care REIT - 1.2%
125,145   Healthcare Realty Trust, Inc.                            $   4,273,702
                                                                   -------------
          Residential REIT - 2.3%
158,274   American Homes 4 Rent*                                   $   3,572,244
 43,940   Mid-America Apartment
          Communities, Inc.                                            4,630,397
                                                                   -------------
                                                                   $   8,202,641
                                                                   -------------
          Specialized REIT - 2.5%
 37,248   Digital Realty Trust, Inc.                               $   4,207,162
134,756   Weyerhaeuser Co.                                             4,514,326
                                                                   -------------
                                                                   $   8,721,488
                                                                   -------------
          Total Real Estate                                        $  26,623,513
                                                                   -------------
          Software & Services - 1.0%
          Application Software - 1.0%
 85,025   Verint Systems, Inc.*                                    $   3,460,518
                                                                   -------------
          Total Software & Services                                $   3,460,518
                                                                   -------------
          Technology Hardware &
          Equipment - 4.4%
          Communications
          Equipment - 1.5%
206,829   Finisar Corp.*                                           $   5,373,417
                                                                   -------------
          Electronic Manufacturing
          Services - 1.1%
 25,372   IPG Photonics Corp.                                      $   3,681,477
                                                                   -------------
          Technology Distributors - 1.8%
102,766   CDW Corp./DE*                                            $   6,425,958
                                                                   -------------
          Total Technology
          Hardware & Equipment                                     $  15,480,852
                                                                   -------------
          Semiconductors &
          Semiconductor
          Equipment - 7.7%
          Semiconductor
          Equipment - 1.2%
 28,482   Lam Research Corp.*                                      $   4,028,209
                                                                   -------------
          Semiconductors - 6.5%
212,672   First Solar, Inc.*                                       $   8,481,359
138,661   Microsemi Corp.*                                             6,489,335
562,252   ON Semiconductor Corp.*                                      7,894,018
                                                                   -------------
                                                                   $  22,864,712
                                                                   -------------
          Total Semiconductors &
          Semiconductor Equipment                                  $  26,892,921
                                                                   -------------
          Telecommunication
          Services - 1.4%
          Integrated Telecommunication
          Services - 1.4%
202,982   CenturyLink, Inc.                                        $   4,847,210
                                                                   -------------
          Total Telecommunication
          Services                                                 $   4,847,210
                                                                   -------------
          Utilities - 2.7%
          Electric Utilities - 1.4%
 62,984   Edison International                                     $   4,924,719
                                                                   -------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

Shares                                                                     Value
          Multi-Utilities - 1.3%
103,157   Public Service Enterprise Group, Inc.                    $   4,436,783
                                                                   -------------
          Total Utilities                                          $   9,361,502
                                                                   -------------
          TOTAL COMMON STOCKS
          (Cost $294,120,672)                                      $ 349,985,518
                                                                   -------------
          TOTAL INVESTMENT IN
          SECURITIES - 99.9%
          (Cost $294,120,672) (a)                                  $ 349,985,518
                                                                   -------------
          OTHER ASSETS &
          LIABILITIES - 0.1%                                       $     465,714
                                                                   -------------
          TOTAL NET ASSETS - 100.0%                                $ 350,451,232
                                                                   =============

*        Non-income producing security.

REIT     Real Estate Investment Trust.

(a) At June 30, 2017, the net unrealized appreciation on investments based on cost for federal income tax purposes of $294,540,749 was as follows:

           Aggregate gross unrealized appreciation for all investments
           in which there is an excess of value over tax cost               $ 63,877,932

           Aggregate gross unrealized depreciation for all investments
           in which there is an excess of tax cost over value                 (8,433,163)
                                                                            ------------
           Net unrealized appreciation                                      $ 55,444,769
                                                                            ============

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2017, aggregated $110,778,408 and $132,819,803, respectively.

The Portfolio is permitted to engage in purchase and sale transactions ("cross trades") with certain Portfolios and accounts for which Amundi Pioneer Asset Management, Inc., (Amundi Pioneer) formerly Pioneer Investment Management, Inc.
(PIM), serves as the Portfolio's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended June 30, 2017, the Portfolio did not engage in cross trade activity.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Level 1 - quoted prices in active markets for identical securities.

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of June 30, 2017, in valuing the Portfolio's investments:

                          Level 1         Level 2       Level 3          Total
Common Stocks          $349,985,518     $       --      $     --     $ 349,985,518
                       ------------     ----------      --------     -------------
Total                  $349,985,518     $       --      $     --     $ 349,985,518
                       ============     ==========      ========     =============

During the six months ended June 30, 2017, there were no transfers between Levels 1, 2 and 3.

   The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                            Six Months
                                                              Ended       Year         Year        Year       Year      Year
                                                             6/30/17      Ended        Ended       Ended      Ended     Ended
                                                            (unaudited)  12/31/16     12/31/15    12/31/14   12/31/13  12/31/12
Class I
Net asset value, beginning of period                         $ 20.49     $ 18.88      $  22.79     $ 22.96    $ 17.42   $ 15.85
                                                             -------     -------      --------     -------    -------   -------
Increase (decrease) from investment operations:
    Net investment income (loss)                             $  0.08(a)  $  0.17(a)   $   0.18(a)  $  0.21    $  0.24   $  0.24
    Net realized and unrealized gain (loss) on investments      0.49        2.81         (1.38)       3.11       5.49      1.50
                                                             -------     -------      --------     -------    -------   -------
      Net increase (decrease) from investment operations     $  0.57     $  2.98      $  (1.20)    $  3.32    $  5.73   $  1.74
                                                             -------     -------      --------     -------    -------   -------
Distribution to shareowners:
   Net investment income                                     $ (0.18)    $ (0.14)     $  (0.18)    $ (0.22)   $ (0.19)  $ (0.17)
   Net realized gain                                           (1.69)      (1.23)        (2.53)      (3.27)        --        --
                                                             -------     -------      --------     -------    -------   -------
Total distributions                                          $ (1.87)    $ (1.37)     $  (2.71)    $ (3.49)   $ (0.19)  $ (0.17)
                                                             -------     -------      --------     -------    -------   -------
Net increase (decrease) in net asset value                   $ (1.30)    $  1.61      $  (3.91)    $ (0.17)   $  5.54   $  1.57
                                                             -------     -------      --------     -------    -------   -------
Net asset value, end of period                               $ 19.19     $ 20.49      $  18.88     $ 22.79    $ 22.96   $ 17.42
                                                             =======     =======      ========     =======    =======   =======
Total return*                                                   2.88%      16.56%        (6.14)%(d)  15.09%     33.10%    11.11%(b)
Ratio of net expenses to average net assets (c)                 0.71%**     0.71%         0.71%       0.71%      0.71%     0.72%
Ratio of net investment income (loss) to average net assets     0.75%**     0.91%         0.84%       0.87%      1.04%     1.17%
Portfolio turnover rate                                           63%**       75%           87%         62%        99%      103%
Net assets, end of period (in thousands)                     $65,232     $68,552      $ 70,412     $88,618    $90,706   $81,886

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**    Annualized.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2012, the total return would have been 11.08%.

(c)   Includes interest expense of 0.00%, 0.00%, 0.00%, 0.00%+, 0.00% and 0.00%, respectively.

(d) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2015, the total return would have been (6.19)%.

+     Amount rounds to less than 0.01%.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sale charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                            Six Months
                                                              Ended       Year         Year         Year       Year      Year
                                                              6/30/17     Ended        Ended        Ended      Ended     Ended
                                                            (unaudited)  12/31/16     12/31/15     12/31/14   12/31/13  12/31/12
Class II
Net asset value, beginning of period                         $  20.28    $ 18.70      $ 22.59      $  22.79   $  17.30  $  15.75
                                                             --------    -------      --------     --------   --------  --------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.05(a) $  0.12(a)   $  0.12(a)   $   0.15   $   0.18  $   0.14
   Net realized and unrealized gain (loss) on investments        0.49       2.78        (1.36)         3.08       5.46      1.55
                                                             --------    -------      --------     --------   --------  --------
     Net increase (decrease) from investment operations      $   0.54    $  2.90      $ (1.24)     $   3.23   $   5.64  $   1.69
                                                             --------    -------      -------      --------   --------  --------
Distribution to shareowners:
   Net investment income                                     $  (0.13)   $ (0.09)     $ (0.12)     $  (0.16)  $  (0.15) $  (0.14)
   Net realized gain                                            (1.69)     (1.23)       (2.53)        (3.27)        --       --
                                                             --------    -------      -------      --------   --------  --------
Total distributions                                          $  (1.82)   $ (1.32)     $ (2.65)     $  (3.43)  $  (0.15) $  (0.14)
                                                             --------    -------      -------      --------   --------  --------
Net increase (decrease) in net asset value                   $  (1.28)   $  1.58      $ (3.89)     $  (0.20)  $   5.49  $   1.55
                                                             --------    -------      -------      --------   --------  --------
Net asset value, end of period                               $  19.00    $ 20.28      $ 18.70      $  22.59   $  22.79  $  17.30
                                                             ========    =======      =======      ========   ========  ========
Total return*                                                    2.76%     16.23%       (6.35)%(d)    14.80%     32.75%    10.83%(b)
Ratio of net expenses to average net assets (c)                  0.96%**    0.96%        0.96%         0.96%      0.96%     0.97%
Ratio of net investment income (loss) to average net assets      0.50%**    0.67%        0.60%         0.62%      0.79%     0.94%
Portfolio turnover rate                                            63%**      75%          87%           62%        99%      103%
Net assets, end of period (in thousands)                     $285,219    $294,399     $274,774     $318,225   $306,189  $259,448

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**    Annualized.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2012, the total return would have been 10.78%.

(c)   Includes interest expense of 0.00%, 0.00%, 0.00%, 0.00%+, 0.00%, and
      0.00%, respectively.

(d) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2015, the total return would have been (6.40)%.

+     Amount rounds to less than 0.01%.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sale charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/17 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities (cost $294,120,672)                    $  349,985,518
  Cash                                                                   428,137
  Receivables --
     Portfolio shares sold                                                 7,952
     Dividends                                                           250,209
  Other assets                                                               511
                                                                  --------------
        Total assets                                              $  350,672,327
                                                                  --------------
LIABILITIES:
   Payables --
     Portfolio shares repurchased                                 $      114,120
     Trustee fees                                                            436
   Due to affiliates                                                      83,085
   Audit expense                                                          14,750
   Accrued expenses                                                        8,704
                                                                  --------------
         Total liabilities                                        $      221,095
                                                                  --------------
NET ASSETS:
  Paid-in capital                                                 $  283,414,168
  Undistributed net investment income                                  1,071,037
  Accumulated net realized gain on investments                        10,101,181
  Net unrealized appreciation on investments                          55,864,846
                                                                  --------------
        Net assets                                                $  350,451,232
                                                                  --------------
NET ASSET VALUE PER SHARE:
(No par value unlimited number of shares authorized)
   Class I (based on $65,232,172/3,399,754 shares)                $        19.19
                                                                  ==============
   Class II (based on $285,219,060/15,012,473 shares)             $        19.00
                                                                  ==============

   The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------

For the Six Months Ended 6/30/17

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $5,252)                      $2,586,562
  Interest                                                                      2,027
                                                                           ----------
     Total investment income                                                            $ 2,588,589
                                                                                        -----------
EXPENSES:
  Management fees                                                          $1,153,441
  Distribution fees
     Class II                                                                 359,547
  Administrative expense                                                       59,979
  Custodian fees                                                                9,064
  Professional fees                                                            16,206
  Printing expense                                                              2,150
  Fees and expenses of nonaffiliated Trustees                                   7,075
  Miscellaneous                                                                 5,750
                                                                           ----------
     Total expenses                                                                     $ 1,613,212
                                                                                        -----------
         Net investment income                                                          $   975,377
                                                                                        -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
    Investments                                                                         $10,620,076
                                                                                        -----------
  Change in net unrealized appreciation (depreciation) on investments                   $(1,335,699)
                                                                                        -----------
  Net realized and unrealized gain (loss) on investments                                $ 9,284,377
                                                                                        -----------
  Net increase in net assets resulting from operations                                  $10,259,754
                                                                                        ===========

   The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                               Six Months
                                                                                 Ended
                                                                                6/30/17            Year Ended
                                                                              (unaudited)           12/31/16
FROM OPERATIONS:
Net investment income (loss)                                                 $    975,377        $   2,436,297
Net realized gain (loss) on investments                                        10,620,076           27,988,305
Change in net unrealized appreciation (depreciation) on investments            (1,335,699)          22,794,991
                                                                             ------------        -------------
      Net increase (decrease) in net assets resulting from operations        $ 10,259,754        $  53,219,593
                                                                             ------------        -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class I ($0.18 and $0.14 per share, respectively)                      $   (559,380)       $    (496,622)
      Class II ($0.13 and $0.09 per share, respectively)                       (1,789,219)          (1,294,860)
Net realized gain:
      Class I ($1.69 and $1.23 per share, respectively)                        (5,245,814)          (4,213,388)
      Class II ($1.69 and $1.23 per share, respectively)                      (23,204,928)         (17,304,299)
                                                                             ------------        -------------
          Total distributions to shareowners                                 $(30,799,341)       $ (23,309,169)
                                                                             ------------        -------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                             $ 15,633,841        $  19,137,418
Reinvestment of distributions                                                  30,799,341           23,309,169
Cost of shares repurchased                                                    (38,393,937)         (54,591,245)
                                                                             ------------        -------------
      Net increase (decrease) in net assets resulting from
         Portfolio share transactions                                        $  8,039,245        $ (12,144,658)
                                                                             ------------        -------------
      Net increase (decrease) in net assets                                  $(12,500,342)       $  17,765,766
NET ASSETS:
Beginning of period                                                          $362,951,574        $ 345,185,808
                                                                             ------------        -------------
End of period                                                                $350,451,232        $ 362,951,574
                                                                             ============        =============
Undistributed net investment income                                          $  1,071,037        $   2,444,259
                                                                             ============        =============

                                       Six Months          Six Months
                                         Ended               Ended
                                        6/30/17             6/30/17            Year Ended        Year Ended
                                         Shares             Amount              12/31/16          12/31/16
                                      (unaudited)         (unaudited)            Shares            Amount
CLASS I
Shares sold                              95,736         $  2,023,137              150,984        $   2,859,267
Reinvestment of distributions           305,697            5,805,194              254,046            4,710,010
Less shares repurchased                (347,316)          (7,339,008)            (788,998)         (14,837,115)
                                      ---------         ------------           ----------        -------------
       Net increase (decrease)           54,117         $    489,323             (383,968)       $  (7,267,838)
                                      =========         ============           ==========        =============
CLASS II
Shares sold                             650,714         $ 13,610,704              922,077        $  16,278,151
Reinvestment of distributions         1,328,770           24,994,147            1,011,924           18,599,159
Less shares repurchased              (1,482,065)         (31,054,929)          (2,116,502)         (39,754,130)
                                      ---------         ------------           ----------        -------------
       Net increase (decrease)          497,419         $  7,549,922             (182,501)       $  (4,876,820)
                                      =========         ============           ==========        =============

   The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/17 (UNAUDITED)
--------------------------------------------------------------------------------

1.  Organization and Significant Accounting Policies

Pioneer Mid Cap Value VCT Portfolio (the Portfolio) is one of 9 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stocks.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world. Amundi, one of the world's largest asset managers, is headquartered in Paris, France. As a result of the transaction, Pioneer Investment Management, Inc., the Portfolio's investment adviser, became an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A., a wholly owned subsidiary of UniCredit S.p.A.

In connection with the transaction, the names of the Portfolio's investment adviser and principal underwriter changed. Effective July 3, 2017, the name of Pioneer Investment Management, Inc. changed to Amundi Pioneer Asset Management, Inc. and the name of Pioneer Funds Distributor, Inc. changed to Amundi Pioneer Distributor, Inc.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles (U.S. GAAP) that require the management of the Portfolio to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The Portfolio is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements:

A.  Security Valuation

    The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE.

    Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

    The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times. The Portfolio may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

    Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/17 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

    valuation team comprised of certain personnel of Amundi Pioneer Asset Management, Inc., (Amundi Pioner) formerly Pioneer Investment Management, Inc. (PIM), the Portfolio's investment adviser and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), pursuant to procedures adopted by the Portfolio's Board of Trustees. Amundi Pioneer's formerly, PIM's, fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. Amundi Pioneer's formerly, PIM's, fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

    Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ significantly from exchange prices and such differences could be material.

    At June 30, 2017, there were no securities valued using fair value methods (other than securities valued using prices supplied by independent pricing services).

B.  Investment Income and Transactions

    Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

    Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.  Foreign Currency Translation

    The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

    Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in the market prices of those securities but are included with the net realized and unrealized gain or loss on investments.

D.  Federal Income Taxes

    It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2016, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by Federal and State tax authorities.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

    The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended December 31, 2016 and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2016, was as follows:

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
                                                                            2016
--------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                                     $  1,791,482
Long-term capital gain                                                21,517,687
                                                                    ------------
  Total distributions                                               $ 23,309,169
                                                                    ============
Distributable Earnings
(Accumulated Losses):
Undistributed ordinary income                                       $  6,475,463
Undistributed long-term gain                                          24,320,720
Unrealized appreciation                                               56,780,468
                                                                    ------------
 Total                                                              $ 87,576,651
                                                                    ============

The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to Real Estate Investment Trust (REIT), and partnerships and other holdings.

E.  Portfolio Shares and Class Allocations

    The Portfolio records sales and repurchases of its shares as of trade date. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see
    Note 4). Class I shares do not pay distribution fees.

    All expenses and fees paid to the Portfolio's transfer agent for its services are allocated between the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

    Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates. Dividends and distributions to shareowners are recorded on the ex-dividend date.

F.  Risks

    Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than investments in larger, more established companies. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or to other risks affecting those industries and sectors. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

2. Management Agreement

Amundi Pioneer, formerly PIM manages the Portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $63,774 in management fees, administrative costs and certain other reimbursements payable to PIM at June 30, 2017.

3. Transfer Agent

Boston Financial Data Services, Inc. serves as the transfer agent to the Portfolio at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Portfolio's omnibus relationship contracts.

4. Distribution Plan

The Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, the Portfolio pays Amundi Pioneer Distributor, Inc., formerly Pioneer Funds Distributor, Inc. (PFD), a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate Amundi Pioneer Distributor, Inc., formerly PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $19,311 in distribution fees payable to Amundi Pioneer Distributor, Inc., formerly PFD at June 30, 2017.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/17 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

5. Results of Shareholder Meeting

At a special meeting held on June 13, 2017, shareholders of the Portfolio were asked to consider the proposals described below. A report of the total votes cast by the Portfolio's shareholders follows:

-------------------------------------------------------------------------------------------------------------
                                           For            Against          Abstain       Broker Non-Votes
-------------------------------------------------------------------------------------------------------------
Proposal 1 - To approve a New
Management Agreement with
the Adviser                          10,994,660.431     372,491.122       563,767.370        0.002
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                                               For                 Withhold
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Proposal 2 - To elect Trustees
-------------------------------------------------------------------------------------------------------------
David R. Bock                                                             54,456,647.995        3,258,595.894
-------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman                                                      54,442,669.321        3,272,574.568
-------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham                                                      54,676,097.231        3,039,146.658
-------------------------------------------------------------------------------------------------------------
Lisa M. Jones                                                             54,709,436.196        3,005,807.693
-------------------------------------------------------------------------------------------------------------
Lorraine H. Monchak                                                       54,670,996.962        3,044,246.927
-------------------------------------------------------------------------------------------------------------
Thomas J. Perna                                                           54,595,257.758        3,119,986.131
-------------------------------------------------------------------------------------------------------------
Marguerite A. Piret                                                       54,695,869.483        3,019,374.406
-------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi                                                         54,591,971.440        3,123,272.449
-------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes                                                         54,594,783.037        3,120,460.852
-------------------------------------------------------------------------------------------------------------

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

Change in Independent Registered Public Accounting Firm

Prior to July 3, 2017 Pioneer Investment Management, Inc. (the "Adviser"), the Portfolio's investment adviser, was an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On that date, UniCredit completed the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the "Transaction"). As a result of the Transaction, the Adviser became an indirect, wholly-owned subsidiary of Amundi. Amundi is controlled by Credit Agricole S.A. Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide.

Deloitte & Touche LLP ("D&T"), the Portfolio's previous independent registered public accounting firm, informed the Audit Committee and the Board that it would no longer be independent with respect to the Portfolio upon the completion of the Transaction as a result of certain services being provided to Amundi and Credit Agricole, and, accordingly, that it intended to resign as the Portfolio's independent registered public accounting firm upon the completion of the Transaction. D&T's resignation was effective on July 3, 2017, when the Transaction was completed.

During the periods as to which D&T has served as the Portfolio's independent registered public accounting firm, including the Portfolio's two most recent fiscal years preceding the fiscal year ended December 31, 2017, D&T's reports on the Portfolio's financial statements have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

Effective immediately following the completion of the Transaction on July 3, 2017, the Board, acting upon the recommendation of the Audit Committee, engaged a new independent registered public accounting firm, Ernst & Young LLP ("EY"), for the Portfolio's fiscal year ended December 31, 2017.

Prior to its engagement, EY had advised the Portfolio's Audit Committee that EY had identified the following matters, in each case relating to services rendered by other member firms of Ernst & Young Global Limited, all of which are located outside the United States, to UniCredit and certain of its subsidiaries during the period commencing July 1, 2016, that it determined to be inconsistent with the auditor independence rules set forth by the Securities and Exchange Commission ("SEC"): (a) project management support services to UniCredit in the Czech Republic, Germany, Italy, Serbia and Slovenia in relation to twenty-two projects, that were determined to be inconsistent with Rule 2-01(c)(4)(vi) of Regulation S-X (management functions); (b) two engagements for UniCredit in Italy where fees were contingent/success based and that were determined to be inconsistent with Rule 2-01(c)(5) of Regulation S-X (contingent fees); (c) four engagements where legal and expert services were provided to UniCredit in the Czech Republic and Germany, and twenty engagements where the legal advisory services were provided to UniCredit in Austria, Czech Republic, Italy and Poland, that were determined to be inconsistent with Rule 2-01(c)(4)(ix) and (x) of Regulation S-X (legal and expert services); and (d) two engagements for UniCredit in Italy involving assistance in the sale of certain assets, that were determined to be inconsistent with Rule 2-01(c)(4)(viii) of Regulation S-X (broker-dealer, investment advisor or investment banking services). None of the foregoing services involved the Portfolio, any of the other Funds in the Pioneer Family of Funds or any other Pioneer entity sold by UniCredit in the Transaction.

EY advised the Audit Committee that it had considered the matters described above and had concluded that such matters would not impair EY's ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Portfolio under the SEC and Public Company Accounting Oversight Board independence rules, and that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion. Management and the Audit Committee considered these matters and discussed the matters with EY and, based upon EY's description of the matters and statements made by EY, Management and the Audit Committee believe that EY will be capable of exercising objective and impartial judgment in connection with the audits of the financial statements of the Portfolio, and Management further believes that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
APPROVAL OF NEW AND INTERIM MANAGEMENT AGREEMENTS
--------------------------------------------------------------------------------

Amundi Pioneer Asset Management, Inc. (Amundi Pioneer), formerly Pioneer Investment Management, Inc., serves as the investment adviser to Pioneer Mid Cap Value VCT Portfolio (the Portfolio) pursuant to an investment management agreement between Amundi Pioneer and the Portfolio.

On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world (the "Transaction"). As a result of the Transaction, Amundi Pioneer became an indirect wholly-owned subsidiary of Amundi and Amundi's wholly-owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A. ("PGAM"), a wholly-owned subsidiary of UniCredit S.p.A. ("UniCredit").

Under the Investment Company Act of 1940, the Portfolio's current investment management agreement (the "Current Management Agreement") terminated automatically upon the consummation of the Transaction. In order for Amundi Pioneer to continue to manage the Portfolio after the consummation of the Transaction, the Trustees and shareholders of the Portfolio were required to approve a new investment management agreement for the Portfolio (the "New Management Agreement"). As discussed below, the Board of Trustees of the Portfolio approved the New Management Agreement at a meeting held on March 6-7, 2017. The New Management Agreement was approved by the shareholders of the Portfolio at a meeting held on June 13, 2017. The Board of Trustees of the Portfolio also approved an interim investment management agreement between Amundi Pioneer and the Portfolio (the "Interim Management Agreement") at the March 6-7, 2017 meeting. The Interim Management Agreement would have taken effect upon the closing of the Transaction in the event that the shareholders of the Portfolio did not approve the New Management Agreement.

Board Evaluation of the New and Interim Management Agreements

The Board evaluated the Transaction and the New Management Agreement and Interim Management Agreement for the Portfolio. In connection with their evaluation of the Transaction and the New Management Agreement for the Portfolio, the Trustees requested such information as they deemed reasonably necessary, including: (a) the structure of the Transaction and the strategy underlying the Transaction;
(b) the anticipated benefits of the Transaction to the Portfolio and its shareholders; (c) the post-Transaction plans for Amundi Pioneer, including Amundi's plans for integration of Pioneer Investments and Amundi Pioneer with its existing asset management businesses and plans for the future development of Amundi Pioneer; (d) the effect of the Transaction on the ongoing services provided to the Portfolio, including the need to select a new independent registered public accounting firm for the Portfolio, and any plans to modify the operations of the Portfolio; (e) the stability and continuity of Amundi Pioneer's management and key employees, including compensation and benefits to Amundi Pioneer's key employees, and retention plans and incentive plan structure; (f) the post-Transaction indebtedness and financial resources of Amundi Pioneer; (g) Amundi's legal and operational structure, its principal shareholders and senior management, its investment management, risk management, administrative, legal and compliance functions; (h) certain regulatory matters relating to Amundi's affiliates; and (i) Amundi's commitment to the United States, including the role of Amundi Pioneer in the larger Amundi business.

The Trustees also requested and obtained the following information in connection with their evaluation of the Transaction and the New Management Agreement for the Portfolio: (i) memoranda provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the New Management Agreement; (ii) the qualifications of the investment management teams for the Portfolio, as well as the level of investment by the Portfolio's portfolio managers in the Portfolio; (iii) the Portfolio's management fees and total expense ratios, the financial statements of Amundi Pioneer and its pre- and post-Transaction parent companies, profitability analyses from Amundi Pioneer, and analyses from Amundi Pioneer as to possible economies of scale; (iv) the profitability of the institutional business of Amundi Pioneer and Amundi Pioneer's affiliate, Amundi Pioneer Institutional Asset Management, Inc. ("Amundi Pioneer Institutional") as compared to that of Amundi Pioneer's fund management business; and (v) the differences between the fees and expenses of the Portfolio and the fees and expenses of Amundi Pioneer's and Amundi Pioneer Institutional's institutional accounts, as well as the different services provided by Adviser to the Portfolio and by Amundi Pioneer and Amundi Pioneer Institutional to the institutional accounts. In addition, the Trustees considered the information provided at regularly scheduled meetings throughout the year regarding the Portfolio's performance and risk attributes, including through meetings with investment management personnel, and took into account other information related to the Portfolio provided to the Trustees at regularly scheduled meetings. The Trustees also considered information they had received in their review of the continuance of the Current Management Agreement for the Portfolio in September 2016.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

At meetings held on January 9, 2017 and January 10, 2017, the Trustees met with representatives of Amundi and PGAM, including separate meetings of the Trustees who are not "interested persons" of the Fund Complex ("Independent Trustees") and counsel with representatives of Amundi and PGAM, and subsequently with representatives of Amundi. In those meetings, they received an extensive presentation from the representatives of Amundi, including the chief executive officer of Amundi, describing Amundi's background and history, its global asset management activities, the growth of its business, and its status as the largest asset management firm in Europe and one of the largest globally; its capital structure and financial resources, including information as to the financing of the Transaction; its principal investors, including its majority investor Credit Agricole S.A., and Credit Agricole's long-term commitment to the asset management business; the philosophy and strategy underlying the Transaction and the complementarity of Amundi's and Pioneer Investments' respective asset management businesses; Amundi's various operating and investment committees and how they would likely interact with Amundi Pioneer; the proposed integration process, including the progress to date and the establishment of various integration work streams; Amundi's plans for management of Amundi Pioneer; Amundi's philosophy as to compensation of key employees and its general intentions with respect to incentive plans for key employees of Amundi Pioneer; Amundi's preliminary plans to achieve cost and other synergies; and opportunities to further develop the business of Amundi Pioneer and Amundi Pioneer Institutional, including in the area of institutional asset management, and how that would benefit shareholders of the Pioneer Funds.

In those meetings, the representatives of Amundi confirmed their intention that the Chief Executive Officer and Chief Investment Officer of Amundi Pioneer would remain in their current positions, and confirmed that they do not currently foresee major changes in the day-to-day investment management operations of Amundi Pioneer with respect to the Portfolio as a direct result of the Transaction. They discussed incentive arrangements for key personnel that would continue after the closing of the Transaction and their plans to establish a new long-term incentive plan following the closing. They also generally discussed ways in which Amundi Pioneer could potentially draw on the expanded global resources of Amundi post-Transaction. At those meetings, the Independent Trustees identified certain areas to which they requested further information, including as to trading and execution of securities transactions, research and portfolio management and potential changes in investment process, particularly where asset classes managed by Amundi Pioneer would overlap with asset classes managed by Amundi, the continued availability of resources currently at Pioneer Investments or elsewhere within Amundi to assist in management of certain Funds, and any anticipated significant changes in operations. The Independent Trustees considered the uncertainty as to whether the Portfolio's independent registered public accounting firm could continue to act in that capacity after the closing of the Transaction. The Independent Trustees also met with counsel to review the information they had received to date and to discuss next steps.

Subsequently, the Trustees received further information from Amundi, including written responses to questions raised by the Independent Trustees, and received from Amundi Pioneer the information requested of it. The Independent Trustees reviewed the information provided with counsel at telephonic meetings held on February 16, 2017 and February 27, 2017. The Trustees held a special in-person Board meeting on March 6-7, 2017 for further consideration of the New Management Agreements, the Interim Management Agreements and the Transaction. The Trustees met again with senior executives of Amundi at the March 6-7, 2017 meeting.

At the March 6-7, 2017 meeting, based on their evaluation of the information provided by Amundi Pioneer and Amundi, the Trustees including the Independent Trustees voting separately, approved the New Management Agreement and the Interim Management Agreement for the Portfolio. In considering the New Management Agreement for the Portfolio, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in their determinations. The Trustees considered the same factors with respect to the Interim Management Agreement for the Portfolio.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by Amundi Pioneer to the Portfolio and that are expected to be provided by Amundi Pioneer to the Portfolio following the consummation of the Transaction. The Trustees reviewed the terms of the New Management Agreement, and noted that such terms are substantially similar to the terms of the Current Management Agreement, except for different execution dates, effective dates and termination dates. The Trustees reviewed Amundi Pioneer's investment approach for the Portfolio and its research process. The Trustees considered the resources of Amundi Pioneer and the personnel of Amundi Pioneer who provide investment management services to the Portfolio. They also reviewed the amount of non-investment resources and personnel of Amundi

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
APPROVAL OF NEW AND INTERIM MANAGEMENT AGREEMENTS                    (continued)
--------------------------------------------------------------------------------

Pioneer that are involved in Amundi Pioneer's services to the Portfolio, including Amundi Pioneer's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by Amundi Pioneer's senior management to the Pioneer Fund complex.

The Trustees considered that Amundi Pioneer supervises and monitors the performance of the Portfolio's service providers and provides the Portfolio with personnel (including Portfolio officers) and other resources that are necessary for the Portfolio's business management and operations and that Amundi Pioneer would continue to provide those investment management and research services and resources to the Portfolio following the consummation of the Transaction. The Trustees also considered that, as administrator, Amundi Pioneer would continue to be responsible for the administration of the Portfolio's business and other affairs. The Trustees considered the fees to be paid to Amundi Pioneer for the provision of administration services.

The Trustees considered that Deloitte & Touche LLP informed the Board that it would no longer be independent with respect to the Portfolio upon the completion of the Transaction and, accordingly, that it would be necessary for the Board to engage a new independent registered public accounting firm for the Portfolio.

The Trustees considered that the Transaction was not expected to have a material adverse impact on the nature, scope and overall quality of services provided to the Portfolio and its shareholders, including investment management, risk management, administrative, compliance, legal and other services, as a result of the Transaction.

In that regard, the Trustees considered that Amundi is one of the largest asset managers globally, and that Amundi Pioneer may have access to additional research and portfolio management capabilities as a result of the Transaction and that Amundi Pioneer, as part of Amundi, is expected to have an enhanced global presence that may contribute to an increase in the overall scale and resources of Amundi Pioneer. Furthermore, in considering whether the Transaction would be expected to have a material adverse impact on the nature, scope and overall quality of services provided to the Portfolio and its shareholders, the Trustees considered the statements by representatives of Amundi that they expect the Chief Executive Officer and Chief Investment Officer of Amundi Pioneer to remain in their current positions and that they do not currently foresee major changes in the day-to-day investment management operations of Amundi Pioneer as a direct result of the Transaction, or the risk management, legal or compliance services provided by Amundi Pioneer, with respect to the Portfolio. They further considered the current incentive arrangements for key personnel of Amundi Pioneer that would continue after the closing of the Transaction. They also noted Amundi's stated intention to establish a new long-term incentive plan following the closing.

The Trustees also took into account their experience in evaluating the proposed combination of Pioneer Investments and Santander Asset Management, which was announced in September, 2014 and abandoned in July, 2016. In light of, among other things, this experience, the Trustees determined that they were not able to identify any realistic alternatives to approving the New Management Agreement that would provide the level of services to the Portfolio and its shareholders that are expected to be provided by Amundi Pioneer after the closing of the Transaction.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that Amundi Pioneer would continue to provide to the Portfolio under the New Management Agreement would be satisfactory and consistent with the terms of the New Management Agreement.

Performance of the Portfolio

In considering the Portfolio's performance, the Trustees regularly reviewed and discussed throughout the year data prepared by Amundi Pioneer and information comparing the Portfolio's performance with the performance of its peer group of funds, as classified by each of Morningstar, Inc. (Morningstar) and Lipper, and the performance of the Portfolio's benchmark index. They also discussed the Portfolio's performance with Amundi Pioneer on a regular basis.

The Trustees' regular reviews and discussions were factored into the Trustees' deliberations concerning the approval of the New Management Agreement.

Management Fee and Expenses

The Trustees noted that the stated management fees to be paid by the Portfolio are identical under the Current Management Agreement and the New Management Agreement. The Trustees considered information showing the fees and expenses of the Portfolio in comparison to the management fees and expense ratios of its peer group of Portfolios as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. In all quintile rankings referred to below, first quintile is most favorable to the Portfolio's shareowners. To the extent applicable, the Trustees also considered the impact of transfer agency, sub-transfer agency, and other non-management fee expenses on the expense ratios of the Portfolio. The Trustees noted that they separately review the Portfolio's transfer agency, sub-transfer agency and intermediary arrangements and that the results of the most recent such review were considered in the consideration of the Portfolio's expense ratio.

The Trustees considered that the Portfolio's management fee as of September 30, 2016 was in the first quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees considered that the expense ratio of the Portfolio's Class II shares as of September 30, 2016 was in the first quintile relative to its Morningstar category and in the first quintile relative to its Strategic Insight peer group, in each case for the comparable period. The Trustees considered the impact of the Portfolio's non-management fee expenses on the expense ratios of the Portfolio.

The Trustees reviewed management fees charged by Amundi Pioneer and Amundi Pioneer Institutional to institutional and other clients, including publicly offered European funds sponsored by Amundi Pioneer's affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered Amundi Pioneer's costs in providing services to the Portfolio and Amundi Pioneer's and Amundi Pioneer Institutional's costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with Amundi Pioneer's and Amundi Pioneer Institutional's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Portfolio and other client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Portfolio and considered that, under both the Current Management Agreement and the New Management Agreement, Amundi Pioneer would perform additional services for the Portfolio that it does not provide to those other clients or services that are broader in scope, including oversight of the Portfolio's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Portfolio is subject. The Trustees also considered the different risks associated with Amundi Pioneer's management of the Portfolio and Amundi Pioneer's and Amundi Pioneer Institutional's management of the other client accounts.

The Trustees concluded that the management fee payable by the Portfolio to Amundi Pioneer was reasonable in relation to the nature and quality of the services to be provided by Amundi Pioneer.

Profitability

The Trustees considered information provided by Amundi Pioneer regarding the profitability of Amundi Pioneer with respect to the advisory services provided by Amundi Pioneer to the Portfolio, including the methodology used by Amundi Pioneer in allocating certain of its costs to the management of the Portfolio. The Trustees also considered Amundi Pioneer's profit margin in connection with the overall operation of the Portfolio. They further reviewed the financial results, including the profit margins, realized by Amundi Pioneer and Amundi Pioneer Institutional from non-fund businesses. The Trustees considered Amundi Pioneer's profit margins with respect to the Portfolio in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that Amundi Pioneer's profitability with respect to the management of the Portfolio was not unreasonable.

Economies of Scale

The Trustees considered Amundi Pioneer's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Portfolio and Portfolio shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by Amundi Pioneer in research and analytical capabilities and Amundi Pioneer's commitment and resource allocation to the Portfolio. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Portfolio.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
APPROVAL OF NEW AND INTERIM MANAGEMENT AGREEMENTS                    (continued)
--------------------------------------------------------------------------------

Other Benefits

The Trustees considered the other benefits that Amundi Pioneer enjoys from its relationship with the Portfolio. The Trustees considered the character and amount of fees paid or to be paid by the Portfolio, other than under the Current Management Agreement or the New Management Agreement, for services provided by Amundi Pioneer and its affiliates. The Trustees further considered the revenues and profitability of Amundi Pioneer's businesses other than the Portfolio business. To the extent applicable, the Trustees also considered the benefits to the Portfolio and to Amundi Pioneer and its affiliates from the use of "soft" commission dollars generated by the Portfolio to pay for research and brokerage services.

The Trustees considered that following the completion of the Transaction, Amundi Pioneer will be the principal U.S. asset management business of Amundi, and that Amundi's worldwide asset management business will manage over $1.38 trillion in assets (including the Pioneer Funds). This may create opportunities for Amundi Pioneer, Amundi Pioneer Institutional and Amundi that derive from Amundi Pioneer's relationships with the Portfolio, including Amundi's ability to market the services of Amundi Pioneer globally. The Trustees noted that Amundi Pioneer may have access to additional research capabilities as a result of the Transaction and Amundi's enhanced global presence that may contribute to an increase of the overall scale of Amundi Pioneer. The Trustees considered that Amundi Pioneer and the Portfolio are expected to receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Portfolio, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Amundi Pioneer as a result of its relationship with the Portfolio were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the New Management Agreement and the Interim Management Agreement for the Portfolio, including the fees payable thereunder, were fair and reasonable and voted to approve the New Management Agreement and the Interim Management Agreement, and to recommend that shareholders approve the New Management Agreement.

                          This page is for your notes.

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26

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                                                                              27

                          This page is for your notes.

[LOGO] Amundi Pioneer
       ==============
     ASSET MENAGEMENT

Pioneer Variable Contracts Trust

Officers                                               Trustees
Lisa M. Jones, President and Chief Executive Officer   Thomas J. Perna, Chairman
Mark E. Bradley, Treasurer and Chief Financial Officer David R. Bock
Christopher J. Kelley, Secretary and Chief             Benjamin M. Friedman
Legal Officer                                          Margaret B.W. Graham
                                                       Lisa M. Jones
                                                       Lorraine H. Monchak
                                                       Marguerite A. Piret
                                                       Fred J. Ricciardi
                                                       Kenneth J. Taubes

Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.,
formerly Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Amundi Pioneer Distributor, Inc.,
formerly Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Boston Financial Data Services, Inc.

[LOGO] Amundi Pioneer
       ==============
     ASSET MENAGEMENT

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                                                                   19609-11-0817

                                                         [LOGO]   Amundi Pioneer
                                                                  ==============
                                                                ASSET MANAGEMENT

                                                PIONEER VARIABLE CONTRACTS TRUST

               Pioneer Real Estate Shares VCT Portfolio -- Class I and II Shares

                                                               SEMIANNUAL REPORT

                                                                   June 30, 2017

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST

Table of Contents
--------------------------------------------------------------------------------

Pioneer Real Estate VCT Portfolio

  Portfolio and Performance Update                                             2

  Comparing Ongoing Portfolio Expenses                                         3

  Portfolio Management Discussion                                              4

  Schedule of Investments                                                      7

  Financial Statements                                                         9

  Notes to Financial Statements                                               14

  Additional Information                                                      18

  Approval of New and Interim Management Agreements                           19

  Trustees, Officers and Service Providers                                    29

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/17
--------------------------------------------------------------------------------

Sector Distribution
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Apartment                                                                  16.0%
Regional Mall                                                              11.5%
Office                                                                     11.1%
Health Care                                                                10.3%
Industrial                                                                  9.3%
Shopping Center                                                             7.0%
Diversified                                                                 6.5%
Hotel                                                                       6.5%
Storage                                                                     6.4%
Triple Net Lease                                                            5.1%
Data Center                                                                 4.7%
Other Residential                                                           3.5%
Cash and other equivalents                                                  2.1%

Five Largest Holdings
(As a percentage of equity holdings)*

--------------------------------------------------------------------------------
 1.   Simon Property Group, Inc.                                           9.04%
--------------------------------------------------------------------------------
 2.   Prologis, Inc.                                                       6.54
--------------------------------------------------------------------------------
 3.   Equity Residential                                                   5.99
--------------------------------------------------------------------------------
 4.   AvalonBay Communities, Inc.                                          5.69
--------------------------------------------------------------------------------
 5.   Boston Properties, Inc.                                              5.17
--------------------------------------------------------------------------------

* This list excludes temporary cash investments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/17
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share                    6/30/17     12/31/16
  Class I                                    $15.28       $16.37
  Class II                                   $15.32       $16.40

                              Net
Distributions per Share       Investment    Short-Term       Long-Term
(1/1/17 - 6/30/17)            Income        Capital Gains    Capital Gains
  Class I                     $0.2100       $  -             $1.1097
  Class II                    $0.1900       $  -             $1.1097

================================================================================
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Class I and II shares of Pioneer Real Estate Shares VCT Portfolio at net asset value during the periods shown, compared to that of the Morgan Stanley Capital International (MSCI) U.S. REIT Index. Portfolio returns are based on net asset value and do not reflect applicable insurance fees and surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

          Pioneer Real Estate Shares      Pioneer Real Estate Shares
          VCT Portfolio, Class I          VCT Portfolio, Class II        MSCI U.S. REIT Index
6/07      $10,000                         $10,000                        $10,000
6/08      $ 8,538                         $ 8,514                        $ 8,585
6/09      $ 4,896                         $ 4,880                        $ 4,830
6/10      $ 7,647                         $ 7,609                        $ 7,498
6/11      $10,160                         $10,090                        $10,054
6/12      $11,485                         $11,380                        $11,381
6/13      $12,431                         $12,291                        $12,408
6/14      $14,063                         $13,867                        $14,068
6/15      $14,796                         $14,561                        $14,622
6/16      $18,120                         $17,779                        $18,145
6/17      $17,635                         $17,279                        $17,815

The MSCI U.S. REIT Index is an unmanaged, widely used index comprising a broad representation of the most actively traded real estate trusts, and is designed to be a measure of real estate equity performance. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

================================================================================
Average Annual Total Returns
(As of June 30, 2017)

--------------------------------------------------------------------------------
                                       MSCI U.S.
                 Class I    Class II   REIT Index
--------------------------------------------------------------------------------
10 Years          5.84%      5.62%      5.94%
5 Years           8.95%      8.71%      9.38%
1 Year           -2.68%     -2.81%     -1.82%

All total returns shown assume reinvestment of distributions at net asset value. The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Real Estate Shares VCT Portfolio

Based on actual returns from January 1, 2017 through June 30, 2017.

     Share Class                                     I                    II
     ---------------------------------------------------------------------------
     Beginning Account Value on 1/1/17           $1,000.00            $1,000.00
     Ending Account Value on 6/30/17             $1,013.80            $1,013.20
     Expenses Paid During Period*                $    5.14            $    6.39

* Expenses are equal to the Portfolio's annualized net expense ratio of 1.03% and 1.28%, for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Real Estate Shares VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2017 through June 30, 2017.

     Share Class                                          I                II
     ---------------------------------------------------------------------------
     Beginning Account Value on 1/1/17               $1,000.00        $1,000.00
     Ending Account Value on 6/30/17                 $1,019.69        $1,018.45
     Expenses Paid During Period*                    $    5.16        $    6.41

* Expenses are equal to the Portfolio's annualized net expense ratio of 1.03% and 1.28%, for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/17
--------------------------------------------------------------------------------

Call 800-688-9915 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Important Note: On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world. Amundi, one of the world's largest asset managers, is headquartered in Paris, France. As a result of the transaction, Pioneer Investment Management, Inc., the Portfolio's investment adviser, became an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A., a wholly owned subsidiary of UniCredit S.p.A.

In connection with the transaction, the names of the Portfolio's investment adviser and principal underwriter changed. Effective July 3, 2017, the name of Pioneer Investment Management, Inc. changed to Amundi Pioneer Asset Management, Inc. and the name of Pioneer Funds Distributor, Inc. changed to Amundi Pioneer Distributor, Inc.

This transaction does not impact your existing relationship with Pioneer Investments or the methods you use to communicate with us, as the contact telephone numbers and services you expect will remain the same. We are excited, however, to be launching a new website representing the combined company. Come visit us at: www.amundipioneer.com.

In the following interview, Matthew Troxell of AEW Capital Management, L.P., discusses the market environment for real estate-related investments and the performance of Pioneer Real Estate Shares VCT Portfolio during the six-month period ended June 30, 2017. AEW Capital Management, L.P. (AEW), a real estate investment advisory firm, is the Portfolio's investment sub-adviser. Day-to-day management of the Portfolio is the responsibility of Matthew A. Troxell, CFA (portfolio manager since 2004). Mr. Troxell is a managing director and senior portfolio manager at AEW. Mr. Troxell is supported by three portfolio managers:
J. Hall Jones, Jr., CFA, director of AEW (co-portfolio manager since 2012), Gina Szymanski, CFA, director of AEW (co-portfolio manager since 2017), and John A. Garofalo, CFA, director of AEW (co-portfolio manager since 2014).

Q: How did the Portfolio perform during the six-month period ended June 30, 2017?

A: Pioneer Real Estate Shares VCT Portfolio's Class I shares returned 1.38% at net asset value during the six-month period ended June 30, 2017, and Class II shares returned 1.32%, while the Portfolio's benchmark, the Morgan Stanley Capital International (MSCI) U.S. Real Estate Investment Trust
     (REIT) Index (the MSCI Index)(1), returned 2.66%. During the same period, the average return of the 44 variable portfolios in Lipper's Real Estate Underlying Funds category was 2.52%.

-------------------
1 The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an "as is" basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the "MSCI Parties") expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.

Pioneer Real Estate Shares VCT Portfolio PIONEER VARIABLE CONTRACTS TRUST

Q: How would you describe the market environment for REIT investors during the six-month period ended June 30, 2017?

A: The U.S. stock market posted strong returns in the first half of 2017, supported by solid employment growth and investor optimism regarding the Trump administration's pro-business agenda. In Europe, equity market performance benefited from diminished political risks due to business-friendly election results in France and the increasing likelihood of a tempered "Brexit" process following the mixed results in the United Kingdom's snap election.

     With positive domestic employment growth and low inflation, the Federal Reserve (the Fed) raised its benchmark short-term interest rate twice in the first half of 2017. The Fed also signaled that it may be on track for one or two additional rate increases in the second half of 2017 if the U.S. economy continues on its stable upward path and tight labor markets prove to be a catalyst for inflationary pressures.

     For the six-month reporting period, the broad-market Standard & Poor's 500 Index returned 9.33%, while the Bloomberg Barclays U.S. Aggregate Bond Index, a measure of Treasury and agency issues, corporate bond issues, and mortgage-backed securities, returned 2.27%. REITs, as measured by the Fund's benchmark, the MSCI U.S. REIT Index, returned 2.66% for the period, lagging the broad equity market while keeping pace with the U.S. Aggregate Bond Index. The prospect of higher interest rates, coupled with ongoing investor concerns regarding retail tenants, weighed on the REIT sector over the six-month period.

Q: Which investments or strategies detracted from the Portfolio's benchmark-relative performance during the six-month period ended June 30, 2017?

A: The Portfolio's underperformance relative to the MSCI Index benchmark during the six-month period was due to negative sector allocation results, which were partially offset by positive stock selection results. Sector allocation detracted from relative performance primarily because of Portfolio underweights in the outperforming data center and health care sectors, and an overweight position in the underperforming regional mall sector. In terms of stock selection, which was a positive overall, benchmark-relative results were weakest for the Portfolio in the regional mall, storage, and apartment sectors.

     Among individual REITs held in the Portfolio, the top detractors from benchmark-relative performance included overweight positions in the underperforming Taubman Centers and Retail Properties of America, and a lack of Portfolio exposure to the outperforming Equinix. In the regional mall sector, Taubman Centers was the target of an activist investor - Land and Buildings - and its effort to make the board of directors more accountable to Taubman's shareholders by holding annual elections for all board members rather than staggered elections. During the second quarter, there was a proxy vote in which all three of Taubman's director nominees were successfully re-elected, but the company promised to de-stagger the process going forward. In the shopping center sector, Amazon announced that it was acquiring Whole Foods, resulting in concerns about increased competition among both traditional "brick-and-mortar" and online grocery retailers. Those

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/17                              (continued)
--------------------------------------------------------------------------------

A Word About Risk:

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

The Portfolio invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

The Portfolio invests in a limited number of securities and, as a result, the Portfolio's performance may be more volatile than the performance of other portfolios holding more securities.

When interest rates rise, the prices of fixed-income securities in the Portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Portfolio will generally rise.

At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

     factors weighed on the performance of Retail Properties of America, and on the sector as a whole. In the data center sector, Equinix announced good quarterly results and raised 2017 guidance on continued strength in the demand/supply fundamentals for the sector. As a result, the Portfolio's lack of exposure to Equinix detracted from benchmark-relative returns.

Q: Which investments or strategies aided the Portfolio's benchmark-relative performance during the six-month period ended June 30, 2017?

A: In terms of stock selection, benchmark-relative results were strongest for the Portfolio in the data center, industrial, and triple-net-lease REIT sectors.

     Among individual holdings, the top contributors to the Portfolio's benchmark-relative performance during the period included overweight positions in DuPont Fabros Technology, which outperformed, and Rexford Industrial Realty, as well as an underweight position in the underperforming Kimco Realty (shopping centers).

     As noted earlier, data center REITs continued to benefit from strong demand/supply fundamentals, which propelled the sector to outperform the general REIT market. Additionally, peer company Digital Realty announced it would acquire DuPont Fabros Technology during the period, boosting DuPont Fabros's stock price. Rexford Industrial Realty owns a portfolio of industrial assets on the West Coast and is benefiting from strong demand/supply fundamentals in the region, and from demand for "last mile" locations in the growing e-commerce industry. In light of Amazon's announcement to acquire Whole Foods, the Portfolio's underweight to Kimco Realty was also beneficial for relative returns.

Q: Did you invest in any derivative securities during the six-month period ended June 30, 2017?

A:   No, the Portfolio held no derivative investments during the period.

Q:   What is your outlook for REITs as we enter the second half of 2017?

A: In our view, at this stage of the cycle, rent growth and leases rolling to higher market rents are going to be bigger drivers of net operating income
     (NOI) growth than occupancy improvement. Additionally, we believe current income and NOI growth should be a bigger driver of REIT returns than price appreciation going forward. Overall, we expect per-share cash flow and dividend* growth in the REIT sector to be roughly 6% to 7% for 2017.

* Dividends are not guaranteed.

Please refer to the Schedule of Investments on pages 7-8 for a full listing of Portfolio securities.

Past performance is no guarantee of future results.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of opinion as of the date of this report.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

SCHEDULE OF INVESTMENTS 6/30/17 (UNAUDITED)

         Shares                                                            Value
                   COMMON STOCKS - 98.0%
                   Consumer Services - 2.1%
                   Hotels, Resorts &
                   Cruise Lines - 2.1%
         36,900    Extended Stay America, Inc.                   $       714,384
                                                                 ---------------
                   Total Consumer Services                       $       714,384
                                                                 ---------------
                   Real Estate - 95.9%
                   Diversified REIT - 10.7%
         16,800    American Assets Trust, Inc.                   $       661,752
         29,800    Empire State Realty Trust, Inc.*                      618,946
         22,900    Forest City Enterprises LP*                           553,493
         32,400    Gramercy Property Trust                               962,604
         18,900    STORE Capital Corp.                                   424,305
         12,300    Washington Real Estate Investment Trust               392,370
                                                                 ---------------
                                                                 $     3,613,470
                                                                 ---------------
                   Industrial REIT - 9.4%
         36,900    Prologis, Inc.                                $     2,163,816
         36,000    Rexford Industrial Realty, Inc.*                      987,840
                                                                 ---------------
                                                                 $     3,151,656
                                                                 ---------------
                   Hotel & Resort REIT - 4.4%
         59,200    Host Hotels & Resorts, Inc.                   $     1,081,584
         20,100    RLJ Lodging Trust                                     399,387
                                                                 ---------------
                                                                 $     1,480,971
                                                                 ---------------
                   Office REIT - 11.4%
         13,900    Boston Properties, Inc.                       $     1,709,978
         13,100    Douglas Emmett, Inc.                                  500,551
         16,470    Easterly Government Properties, Inc.                  345,046
         44,400    Piedmont Office Realty Trust, Inc.                    935,952
          3,900    Vornado Realty Trust                                  366,210
                                                                 ---------------
                                                                 $     3,857,737
                                                                 ---------------
                   Health Care REIT - 10.3%
         13,700    Healthcare Trust Of America                   $       426,207
         20,900    Ventas, Inc.                                        1,452,132
         21,400    Welltower, Inc.                                     1,601,790
                                                                 ---------------
                                                                 $     3,480,129
                                                                 ---------------
                   Residential REIT - 19.5%
         11,900    American Campus Communities, Inc.             $       562,870
         30,500    American Homes 4 Rent*                                688,385
          9,800    AvalonBay Communities, Inc.                         1,883,266
         11,500    Camden Property Trust                                 983,365
          5,700    Equity LifeStyle Properties, Inc.                     492,138
         30,100    Equity Residential Property Trust, Inc.             1,981,483
                                                                 ---------------
                                                                 $     6,591,507
                                                                 ---------------
                   Retail REIT - 18.5%
         17,300    Acadia Realty Trust                           $       480,940
         29,800    DDR Corp.                                             270,286
          6,100    Federal Realty Investment Trust                       770,979
         25,000    Pennsylvania Real Estate Investment
                   Trust (144A)                                          283,000
         47,100    Retail Properties of America, Inc.                    575,091
         18,500    Simon Property Group, Inc.                          2,992,560
          9,700    Tanger Factory Outlet Centers, Inc.                   252,006
         10,300    Taubman Centers, Inc.                                 613,365
                                                                 ---------------
                                                                 $     6,238,227
                                                                 ---------------
                   Specialized REIT - 11.1%
         32,100    CubeSmart                                     $       771,684
          2,900    Digital Realty Trust, Inc.                            327,555
         20,900    DuPont Fabros Technology, Inc.                      1,278,244
          6,600    Public Storage, Inc.                                1,376,298
                                                                 ---------------
                                                                 $     3,753,781
                                                                 ---------------
                   Diversified Real Estate
                   Activities - 0.6%
          5,100    Alexander & Baldwin, Inc.*                    $       211,039
                                                                 ---------------
                   Total Real Estate                             $    32,378,517
                                                                 ---------------
                   TOTAL COMMON STOCKS
                   (Cost $16,205,025)                            $    33,092,901
                                                                 ---------------
                   TOTAL INVESTMENT IN
                   SECURITIES - 98.0%
                   (Cost $16,205,025) (a)                        $    33,092,901
                                                                 ---------------
                   OTHER ASSETS &
                   LIABILITIES - 2.0%                            $       660,412
                                                                 ---------------
                   NET ASSETS - 100.0%                           $    33,753,312
                                                                 ===============

*      Non-income producing security.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration.
       At June 30, 2017, the value of these securities amounted to $283,000 or 0.8% of net assets.

REIT   Real Estate Investment Trust.

(a) At June 30, 2017, the net unrealized appreciation on investments based on cost for federal income tax purposes of $16,532,590 was as follows:

       Aggregate gross unrealized appreciation for all investments
       in which there is an excess of value over tax cost               $16,993,024
       Aggregate gross unrealized depreciation for all investments
       in which there is an excess of tax cost over value                  (432,713)
                                                                        -----------
       Net unrealized appreciation                                      $16,560,311
                                                                        ===========

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2017, aggregated $1,207,732 and $4,810,572, respectively.

The Portfolio is permitted to engage in purchase and sale transactions ("cross trades") with certain Portfolios and accounts for which Amundi Pioneer Asset Management, Inc., (Amundi Pioneer) formerly Pioneer Investment Management, Inc.
(PIM), serves as the Portfolio's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended June 30, 2017, the Portfolio did not engage in cross trade activity.

   The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/17 (UNAUDITED)                         (continued)
--------------------------------------------------------------------------------

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Level 1 -  quoted prices in active markets for identical securities.

Level 2 -  other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

Level 3 -  significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of June 30, 2017, in valuing the Portfolio's investments:

                            Level 1        Level 2      Level 3         Total
Common Stocks             $33,092,901      $     --     $     --     $33,092,901
                          -----------      --------     --------     -----------
    Total                 $33,092,901      $     --     $     --     $33,092,901
                          ===========      ========     ========     ===========

During the six months ended June 30, 2017, there were no transfers between Levels 1, 2 and 3.

   The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares VCT Portfolio       PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                           Six Months
                                                              Ended
                                                             6/30/17    Year Ended  Year Ended  Year Ended  Year Ended  Year Ended
                                                           (unaudited)   12/30/16    12/30/15    12/30/14    12/30/13    12/30/12
Class I
Net asset value, beginning of period                         $ 16.37     $ 19.53     $ 21.57     $ 18.77     $ 19.93     $ 17.53
                                                             -------     -------     -------     -------     -------     -------
Increase (decrease) from investment operations:
    Net investment income (loss)                             $  0.21(a)  $  0.26(a)  $  0.29(a)  $  0.10     $  0.28     $  0.25
    Net realized and unrealized gain (loss) on investments      0.02        0.95        0.56        5.37        0.06        2.61
                                                             -------     -------     -------     -------     -------     -------
Net increase (decrease) from investment operations           $  0.23     $  1.21     $  0.85     $  5.47     $  0.34     $  2.86
                                                             -------     -------     -------     -------     -------     -------
Distribution to shareowners:
    Net investment income                                    $ (0.21)    $ (0.27)    $ (0.29)    $ (0.32)    $ (0.29)    $ (0.25)
    Net realized gain                                          (1.11)      (4.10)      (2.60)      (2.35)      (1.21)      (0.21)
                                                             -------     -------     -------     -------     -------     -------
Total distributions                                          $ (1.32)    $ (4.37)    $ (2.89)    $ (2.67)    $ (1.50)    $ (0.46)
                                                             -------     -------     -------     -------     -------     -------
Net increase (decrease) in net asset value                   $ (1.09)    $ (3.16)    $ (2.04)    $  2.80     $ (1.16)    $  2.40
                                                             -------     -------     -------     -------     -------     -------
Net asset value, end of period                               $ 15.28     $ 16.37     $ 19.53     $ 21.57     $ 18.77     $ 19.93
                                                             =======     =======     =======     =======     =======     =======
Total return*                                                   1.38%       6.05%       4.79%      30.87%       1.75%      16.41%
Ratio of net expenses to average net assets (b)                 1.03%**     1.06%       1.03%       1.02%       1.03%       1.02%
Ratio of net investment income (loss) to average net assets     2.59%**     1.42%       1.45%       1.51%       1.38%       2.41%
Portfolio turnover rate                                            7%**        9%         17%         13%         13%          5%
Net assets, end of period (in thousands)                     $ 8,310     $ 8,993     $10,215     $10,684     $ 9,383     $10,514

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

**    Annualized.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b)   Includes interest expense of 0.00%, 0.00%, 0.00%, 0.00%+, 0.00% and 0.00%, respectively.

+     Amount rounds to less than 0.01%.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                                 (continued)
--------------------------------------------------------------------------------

                                                           Six Months
                                                              Ended
                                                             6/30/17    Year Ended   Year Ended  Year Ended  Year Ended Year Ended
                                                           (unaudited)   12/30/16     12/30/15    12/30/14    12/30/13   12/30/12
Class II
Net asset value, beginning of period                         $ 16.40     $ 19.55      $ 21.60      $ 18.79    $ 19.93    $ 17.54
                                                             -------     -------      -------      -------    -------    -------
Increase (decrease) from investment operations:
    Net investment income (loss)                             $  0.19(a)  $  0.21(a)   $  0.24(a)   $  0.06    $  0.22    $  0.21
    Net realized and unrealized gain (loss) on investments      0.03        0.96         0.56         5.37       0.07       2.60
                                                             -------     -------      -------      -------    -------    -------
Net increase (decrease) from investment operations           $  0.22     $  1.17      $  0.80      $  5.43    $  0.29    $  2.81
                                                             -------     -------      -------      -------    -------    -------
Distribution to shareowners:
    Net investment income                                    $ (0.19)    $ (0.22)     $ (0.25)     $ (0.27)   $ (0.22)   $ (0.21)
    Net realized gain                                          (1.11)      (4.10)       (2.60)       (2.35)     (1.21)     (0.21)
                                                             -------     -------      -------      -------    -------    -------
Total distributions                                          $ (1.30)    $ (4.32)     $ (2.85)     $ (2.62)   $ (1.43)   $ (0.42)
                                                             -------     -------      -------      -------    -------    -------
Net increase (decrease) in net asset value                   $ (1.08)    $ (3.15)     $ (2.05)     $  2.81    $ (1.14)   $  2.39
                                                             -------     -------      -------      -------    -------    -------
Net asset value, end of period                               $ 15.32     $ 16.40      $ 19.55      $ 21.60    $ 18.79    $ 19.93
                                                             =======     =======      =======      =======    =======    =======
Total return*                                                   1.32%       5.82%        4.52%       30.56%      1.54%     16.09%
Ratio of net expenses to average net assets (b)                 1.28%**     1.31%        1.27%        1.26%      1.27%      1.26%
Ratio of net investment income (loss) to average net assets     2.33%**     1.18%        1.18%        1.28%      1.12%      2.16%
Portfolio turnover rate                                            7%**        9%          17%          13%        13%         5%
Net assets, end of period (in thousands)                     $25,443     $28,116      $31,792      $37,169    $32,663    $35,500

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

**    Annualized.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b)   Includes interest expense of 0.00%, 0.00%, 0.00%, 0.00%+, 0.00% and 0.00%, respectively.

+     Amount rounds to less than 0.01%.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/17 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities (cost $16,205,025)                       $33,092,901
  Cash                                                                  587,673
  Receivables --
     Portfolio shares sold                                                5,775
     Dividends                                                          142,479
  Other assets                                                               34
                                                                    -----------
        Total assets                                                $33,828,862
                                                                    -----------

LIABILITIES:
  Payables --
     Investment securities purchased                                $    30,243
     Portfolio shares repurchased                                        10,089
     Dividends payable                                                      103
     Trustee fees                                                            16
  Due to affiliates --
     Advisor expense                                                      7,630
     Other due to affiliates                                              1,749
  Audit expense                                                          14,751
  Custody expense                                                         2,886
  Printing expense                                                        7,012
  Accrued expenses                                                        1,071
                                                                    -----------
        Total liabilities                                           $    75,550
                                                                    -----------

NET ASSETS:
  Paid-in capital                                                   $16,004,390
  Undistributed net investment income                                     8,928
  Accumulated net realized gain on investments                          852,118
  Net unrealized appreciation on investments                         16,887,876
                                                                    -----------
        Net assets                                                  $33,753,312
                                                                    -----------

NET ASSET VALUE PER SHARE:
(No par value unlimited number of shares authorized)
  Class I (based on $8,310,254/543,687 shares)                      $     15.28
                                                                    ===========
  Class II (based on $25,443,058/1,661,210 shares)                  $     15.32
                                                                    ===========

The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------

For the Six Months Ended 6/30/17

INVESTMENT INCOME:
  Dividends                                                            $    627,590
  Interest                                                                      473
                                                                       ------------
       Total investment income                                                         $    628,063
                                                                                       ------------

EXPENSES:
  Management fees                                                      $    139,373
  Distribution fees
     Class II                                                                32,968
  Administrative expense                                                     13,693
  Custodian fees                                                              4,758
  Audit fees                                                                 11,937
  Legal fees                                                                    617
  Printing expense                                                            3,228
  Fees and expenses of nonaffiliated Trustees                                 3,564
  Miscellaneous                                                               1,514
                                                                       ------------
       Total expenses                                                                  $    211,652
                                                                                       ------------
          Net investment income                                                        $    416,411
                                                                                       ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
    Investments                                                                        $  1,179,838
                                                                                       ------------
  Change in net unrealized appreciation (depreciation) on investments                  $ (1,165,155)
                                                                                       ------------
  Net realized and unrealized gain (loss) on investments                               $     14,683
                                                                                       ------------
  Net increase in net assets resulting from operations                                 $    431,094
                                                                                       ============

   The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                         Six Months
                                                                                            Ended
                                                                                           6/30/17       Year Ended
                                                                                         (unaudited)      12/31/16
FROM OPERATIONS:
Net investment income (loss)                                                             $    416,411   $     498,655
Net realized gain (loss) on investments                                                     1,179,838       3,075,602
Change in net unrealized appreciation (depreciation) on investments                        (1,165,155)     (1,316,649)
                                                                                         ------------   -------------
      Net increase in net assets resulting from operations                               $    431,094   $   2,257,608
                                                                                         ------------   -------------

DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class I ($0.21 and $0.27 per share, respectively)                                  $   (107,331)  $    (141,671)
      Class II ($0.19 and $0.22 per share, respectively)                                     (300,152)       (356,984)
Net realized gain:
      Class I ($1.11 and $4.10 per share, respectively)                                      (560,710)     (2,027,119)
      Class II ($1.11 and $4.10 per share, respectively)                                   (1,716,982)     (6,254,296)
                                                                                         ------------   -------------
          Total distributions to shareowners                                             $ (2,685,175)  $  (8,780,070)
                                                                                         ------------   -------------

FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                         $    679,541   $   2,924,188
Reinvestment of distributions                                                               2,685,071       8,780,070
Cost of shares repurchased                                                                 (4,466,085)    (10,079,863)
                                                                                         ------------   -------------
      Net increase (decrease) in net assets resulting from Portfolio share transactions  $ (1,101,473)  $   1,624,395
                                                                                         ------------   -------------
      Net decrease in net assets                                                         $ (3,355,554)  $  (4,898,067)
NET ASSETS:
Beginning of period                                                                      $ 37,108,866   $  42,006,933
                                                                                         ------------   -------------
End of period                                                                            $ 33,753,312   $  37,108,866
                                                                                         ------------   -------------
Undistributed net investment income                                                      $      8,928   $          --
                                                                                         ============   =============

                                                   Six Months           Six Months
                                                      Ended                Ended
                                                     6/30/17              6/30/17          Year Ended      Year Ended
                                                      Shares              Amount            12/31/16        12/31/16
                                                   (unaudited)          (unaudited)          Shares          Amount
CLASS I
Shares sold                                            3,698           $    62,195             23,161     $   382,255
Reinvestment of distributions                         43,358               668,041            128,222       2,168,790
Less shares repurchased                              (52,585)             (855,451)          (125,334)     (2,201,196)
                                                   ---------           -----------          ---------     -----------
      Net increase (decrease)                         (5,529)          $  (125,215)            26,049     $   349,849
                                                   =========           ===========          =========     ===========
CLASS II
Shares sold                                           37,793           $   617,346            141,362     $ 2,541,933
Reinvestment of distributions                        130,611             2,017,030            390,282       6,611,280
Less shares repurchased                             (221,138)           (3,610,634)          (443,835)     (7,878,667)
                                                   ---------           -----------          ---------     -----------
      Net increase (decrease)                        (52,734)          $  (976,258)            87,809     $ 1,274,546
                                                   =========           ===========          =========     ===========

   The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/17 (UNAUDITED)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Real Estate Shares VCT Portfolio (the Portfolio) is one of 9 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to pursue long-term capital growth, with current income as a secondary objective.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world. Amundi, one of the world's largest asset managers, is headquartered in Paris, France. As a result of the transaction, Pioneer Investment Management, Inc., the Portfolio's investment adviser, became an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A., a wholly owned subsidiary of UniCredit S.p.A.

In connection with the transaction, the names of the Portfolio's investment adviser and principal underwriter changed. Effective July 3, 2017, the name of Pioneer Investment Management, Inc. changed to Amundi Pioneer Asset Management, Inc. and the name of Pioneer Funds Distributor, Inc. changed to Amundi Pioneer Distributor, Inc.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles (U.S. GAAP) that require the management of the Portfolio to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The Portfolio is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements:

A.   Security Valuation

     The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE.

     Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

     Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Amundi Pioneer Asset Management, Inc., (Amundi Pioneer) formerly Pioneer Investment Management, Inc. (PIM), the Portfolio's investment adviser and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), pursuant to procedures adopted by the Portfolio's Board of Trustees. Amundi Pioneer's, formerly PIM's, fair valuation team uses fair value methods approved by the Valuation Committee of the Board of

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

     Trustees. Amundi Pioneer's, formerly PIM's, fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ significantly from exchange prices and such differences could be material.

     At June 30, 2017, there were no securities valued using fair value methods (other than securities valued using prices supplied by independent pricing services).

B.   Investment Income and Transactions

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Foreign Currency Translation

     The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in the market prices of those securities but are included with the net realized and unrealized gain or loss on investments.

D.   Federal Income Taxes

     It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2016, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by Federal and State tax authorities.

     A portion of the dividend income recorded by the Portfolio is from distributions by publicly traded REITs, and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Portfolio as a reduction of the cost basis of the securities held and those determined to be capital gain are reflected as such on the Statement of Operations.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

     The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended December 31, 2016 and the components of

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/17 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2016, was as follows:

-------------------------------------------------------------------------------
                                                                        2016
-------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                                     $   513,159
Long-term capital gain                                                8,266,911
                                                                    -----------
  Total distributions                                               $ 8,780,070
                                                                    ===========
Distributable Earnings
(Accumulated Losses):
Undistributed long-term
  capital gain                                                      $ 2,277,537
Net unrealized appreciation                                          17,725,466
                                                                    -----------
  Total                                                             $20,003,003
                                                                    ===========

     The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.

E.   Portfolio Shares and Class Allocations

     The Portfolio records sales and repurchases of its shares as of trade date. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see
     Note 4). Class I shares do not pay distribution fees.

     All expenses and fees paid to the Portfolio's transfer agent for its services are allocated between the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates. Dividends and distributions to shareowners are recorded on the ex-dividend date.

F.   Risks

     Because the Portfolio invests a substantial portion of its assets in real estate investment trusts (REITs), the Portfolio may be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and return of capital distributions may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code or its failure to maintain exemption from registration under the Investment Company Act of 1940. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

2. Management Agreement

Amundi Pioneer, formerly PIM manages the Portfolio. Management fees are calculated daily at the annual rate of 0.80% of the Portfolio's average daily net assets up to $500 million and 0.75% on assets over $500 million. For the year ended December 31, 2016, the effective management fee was equivalent to 0.80% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $7,630 in management fees, administrative costs and certain other reimbursements payable to Amundi Pioneer, formerly PIM at June 30, 2017.

3. Transfer Agent

Boston Financial Data Services, Inc. serves as the transfer agent to the Portfolio at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Portfolio's omnibus relationship contracts.

4. Distribution Plan

The Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, the Portfolio pays Amundi Pioneer Distributor, Inc., formerly Pioneer Funds Distributor, Inc. (PFD), a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate Amundi Pioneer Distributor, Inc., formerly PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by Amundi Pioneer Distributor, Inc., formerly PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $1,749 in distribution fees payable to Amundi Pioneer Distributor, Inc., formerly PFD at June 30, 2017.

Pioneer Real Estate Shares VCT Portfolio PIONEER VARIABLE CONTRACTS TRUST

5. Results of Shareholder Meeting

At a special meeting held on June 13, 2017, shareholders of the Portfolio were asked to consider the proposals described below. A report of the total votes cast by the Portfolio's shareholders follows:

-------------------------------------------------------------------------------------------------------------------------
                                                For                Against          Abstain             Broker Non-Votes
-------------------------------------------------------------------------------------------------------------------------
  Proposal 1 - To approve a New
  Management Agreement with
  the Adviser                               1,613,908.473         33,254.149       112,987.491                0.000
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                                      For                  Withhold
-------------------------------------------------------------------------------------------------------------------------
  Proposal 2 - To elect Trustees
-------------------------------------------------------------------------------------------------------------------------
  David R. Bock                                                                  54,456,647.995          3,258,595.894
-------------------------------------------------------------------------------------------------------------------------
  Benjamin M. Friedman                                                           54,442,669.321          3,272,574.568
-------------------------------------------------------------------------------------------------------------------------
  Margaret B.W. Graham                                                           54,676,097.231          3,039,146.658
-------------------------------------------------------------------------------------------------------------------------
  Lisa M. Jones                                                                  54,709,436.196          3,005,807.693
-------------------------------------------------------------------------------------------------------------------------
  Lorraine H. Monchak                                                            54,670,996.962          3,044,246.927
-------------------------------------------------------------------------------------------------------------------------
  Thomas J. Perna                                                                54,595,257.758          3,119,986.131
-------------------------------------------------------------------------------------------------------------------------
  Marguerite A. Piret                                                            54,695,869.483          3,019,374.406
-------------------------------------------------------------------------------------------------------------------------
  Fred J. Ricciardi                                                              54,591,971.440          3,123,272.449
-------------------------------------------------------------------------------------------------------------------------
  Kenneth J. Taubes                                                              54,594,783.037          3,120,460.852
-------------------------------------------------------------------------------------------------------------------------

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

Change in Independent Registered Public Accounting Firm

Prior to July 3, 2017 Pioneer Investment Management, Inc. (the "Adviser"), the Portfolio's investment adviser, was an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On that date, UniCredit completed the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the "Transaction"). As a result of the Transaction, the Adviser became an indirect, wholly-owned subsidiary of Amundi. Amundi is controlled by Credit Agricole S.A. Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide.

Deloitte & Touche LLP ("D&T"), the Portfolio's previous independent registered public accounting firm, informed the Audit Committee and the Board that it would no longer be independent with respect to the Portfolio upon the completion of the Transaction as a result of certain services being provided to Amundi and Credit Agricole, and, accordingly, that it intended to resign as the Portfolio's independent registered public accounting firm upon the completion of the Transaction. D&T's resignation was effective on July 3, 2017, when the Transaction was completed.

During the periods as to which D&T has served as the Portfolio's independent registered public accounting firm, including the Portfolio's two most recent fiscal years preceding the fiscal year ended December 31, 2017, D&T's reports on the Portfolio's financial statements have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

Effective immediately following the completion of the Transaction on July 3, 2017, the Board, acting upon the recommendation of the Audit Committee, engaged a new independent registered public accounting firm, Ernst & Young LLP ("EY"), for the Portfolio's fiscal year ended December 31, 2017.

Prior to its engagement, EY had advised the Portfolio's Audit Committee that EY had identified the following matters, in each case relating to services rendered by other member firms of Ernst & Young Global Limited, all of which are located outside the United States, to UniCredit and certain of its subsidiaries during the period commencing July 1, 2016, that it determined to be inconsistent with the auditor independence rules set forth by the Securities and Exchange Commission ("SEC"): (a) project management support services to UniCredit in the Czech Republic, Germany, Italy, Serbia and Slovenia in relation to twenty-two projects, that were determined to be inconsistent with Rule 2-01(c)(4)(vi) of Regulation S-X (management functions); (b) two engagements for UniCredit in Italy where fees were contingent/success based and that were determined to be inconsistent with Rule 2-01(c)(5) of Regulation S-X (contingent fees); (c) four engagements where legal and expert services were provided to UniCredit in the Czech Republic and Germany, and twenty engagements where the legal advisory services were provided to UniCredit in Austria, Czech Republic, Italy and Poland, that were determined to be inconsistent with Rule 2-01(c)(4)(ix) and (x) of Regulation S-X (legal and expert services); and (d) two engagements for UniCredit in Italy involving assistance in the sale of certain assets, that were determined to be inconsistent with Rule 2-01(c)(4)(viii) of Regulation S-X (broker-dealer, investment advisor or investment banking services). None of the foregoing services involved the Portfolio, any of the other Funds in the Pioneer Family of Funds or any other Pioneer entity sold by UniCredit in the Transaction.

EY advised the Audit Committee that it had considered the matters described above and had concluded that such matters would not impair EY's ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Portfolio under the SEC and Public Company Accounting Oversight Board independence rules, and that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion. Management and the Audit Committee considered these matters and discussed the matters with EY and, based upon EY's description of the matters and statements made by EY, Management and the Audit Committee believe that EY will be capable of exercising objective and impartial judgment in connection with the audits of the financial statements of the Portfolio, and Management further believes that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion.

18
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Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
APPROVAL OF NEW AND INTERIM MANAGEMENT AGREEMENTS
--------------------------------------------------------------------------------

Amundi Pioneer Asset Management, Inc. (Amundi Pioneer), formerly Pioneer Investment Management, Inc., serves as the investment adviser to Pioneer Real Estate Shares VCT Portfolio (the Portfolio) pursuant to an investment management agreement between Amundi Pioneer and the Portfolio. Amundi Pioneer has retained AEW Capital Management, L.P. to serve as the sub-adviser to the Portfolio pursuant to a sub-advisory agreement between Amundi Pioneer and the sub-adviser.

On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world (the "Transaction"). As a result of the Transaction, Amundi Pioneer became an indirect wholly-owned subsidiary of Amundi and Amundi's wholly-owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A. ("PGAM"), a wholly-owned subsidiary of UniCredit S.p.A. ("UniCredit").

Under the Investment Company Act of 1940, the Portfolio's current investment management agreement (the "Current Management Agreement") terminated automatically upon the consummation of the Transaction. In order for Amundi Pioneer to continue to manage the Portfolio after the consummation of the Transaction, the Trustees and shareholders of the Portfolio were required to approve a new investment management agreement for the Portfolio (the "New Management Agreement"). The current sub-advisory agreement between Amundi Pioneer and the sub-adviser (the "Current Sub-Advisory Agreement") also terminated automatically upon the consummation of the Transaction. Amundi Pioneer has received an order from the Securities and Exchange Commission that permits Amundi Pioneer, subject to the approval of the Portfolio's Trustees, to enter into a new sub-advisory agreement with the sub-adviser (the "New Sub-Advisory Agreement") without shareholder approval.

As discussed below, the Board of Trustees of the Portfolio approved the New Management Agreement and the New Sub- Advisory Agreement at a meeting held on March 6-7, 2017. The New Management Agreement was approved by the shareholders of the Portfolio at a meeting held on June 13, 2017. The Board of Trustees of the Portfolio also approved an interim investment management agreement between Amundi Pioneer and the Portfolio (the "Interim Management Agreement") and an interim sub-advisory agreement between Amundi Pioneer and the sub-adviser (the "Interim Sub-Advisory Agreement") at the March 6-7, 2017 meeting. The Interim Management Agreement and the Interim Sub-Advisory Agreement would have taken effect upon the closing of the Transaction in the event that the shareholders of the Portfolio did not approve the New Management Agreement.

Board Evaluation of the New and Interim Management and Sub-Advisory Agreements

The Board evaluated the Transaction and the New and Interim Management and Sub-Advisory Agreements. In connection with their evaluation of the Transaction and the agreements, the Trustees requested such information as they deemed reasonably necessary, including: (a) the structure of the Transaction and the strategy underlying the Transaction; (b) the anticipated benefits of the Transaction to the Portfolio and its shareholders; (c) the post-Transaction plans for Amundi Pioneer, including Amundi's plans for integration of Pioneer Investments and Amundi Pioneer with its existing asset management businesses and plans for the future development of Amundi Pioneer; (d) the effect of the Transaction on the ongoing services provided to the Portfolio, including the need to select a new independent registered public accounting firm for the Portfolio, and any plans to modify the operations of the Portfolio; (e) the stability and continuity of Amundi Pioneer's management and key employees, including compensation and benefits to Amundi Pioneer's key employees, and retention plans and incentive plan structure; (f) the post-Transaction indebtedness and financial resources of Amundi Pioneer; (g) Amundi's legal and operational structure, its principal shareholders and senior management, its investment management, risk management, administrative, legal and compliance functions; (h) certain regulatory matters relating to Amundi's affiliates; and
(i) Amundi's commitment to the United States, including the role of Amundi Pioneer in the larger Amundi business.

The Trustees also requested and obtained the following information in connection with their evaluation of the Transaction and the agreements: (i) memoranda provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the New Management Agreement and the New Sub-Advisory Agreement; (ii) the qualifications of the investment management teams for the Portfolio, as well as the level of investment by the Portfolio's portfolio managers in the Portfolio; (iii) the Portfolio's management fees and total expense ratios, the financial statements of Amundi Pioneer and its pre- and post-Transaction parent companies, profitability analyses from Amundi Pioneer, and analyses from Amundi Pioneer as to possible economies of scale; (iv) the profitability of the institutional business of Amundi Pioneer and Amundi Pioneer's affiliate, Amundi Pioneer Institutional Asset Management, Inc. ("Amundi Pioneer Institutional") as compared to that of Amundi Pioneer's fund management business; and (v) the differences between the fees and expenses of the Portfolio and the fees and expenses of Amundi Pioneer's and Amundi Pioneer Institutional's institutional accounts, as well as the different services provided by Adviser to the Portfolio and by Amundi Pioneer and Amundi Pioneer

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Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
APPROVAL OF NEW AND INTERIM MANAGEMENT AGREEMENTS                    (continued)
--------------------------------------------------------------------------------

Institutional to the institutional accounts. In addition, the Trustees considered the information provided at regularly scheduled meetings throughout the year regarding the Portfolio's performance and risk attributes, including through meetings with investment management personnel, and took into account other information related to the Portfolio provided to the Trustees at regularly scheduled meetings. The Trustees also considered information they had received in their review of the continuance of the Current Management Agreement and the Current Sub-Advisory Agreement in September 2016.

At meetings held on January 9, 2017 and January 10, 2017, the Trustees met with representatives of Amundi and PGAM, including separate meetings of the Trustees who are not "interested persons" of the Fund Complex ("Independent Trustees") and counsel with representatives of Amundi and PGAM, and subsequently with representatives of Amundi. In those meetings, they received an extensive presentation from the representatives of Amundi, including the chief executive officer of Amundi, describing Amundi's background and history, its global asset management activities, the growth of its business, and its status as the largest asset management firm in Europe and one of the largest globally; its capital structure and financial resources, including information as to the financing of the Transaction; its principal investors, including its majority investor Credit Agricole S.A., and Credit Agricole's long-term commitment to the asset management business; the philosophy and strategy underlying the Transaction and the complementarity of Amundi's and Pioneer Investments' respective asset management businesses; Amundi's various operating and investment committees and how they would likely interact with Amundi Pioneer; the proposed integration process, including the progress to date and the establishment of various integration work streams; Amundi's plans for management of Amundi Pioneer; Amundi's philosophy as to compensation of key employees and its general intentions with respect to incentive plans for key employees of Amundi Pioneer; Amundi's preliminary plans to achieve cost and other synergies; and opportunities to further develop the business of Amundi Pioneer and Amundi Pioneer Institutional, including in the area of institutional asset management, and how that would benefit shareholders of the Pioneer Funds.

In those meetings, the representatives of Amundi confirmed their intention that the Chief Executive Officer and Chief Investment Officer of Amundi Pioneer would remain in their current positions, and confirmed that they do not currently foresee major changes in the day-to-day investment management operations of Amundi Pioneer with respect to the Portfolio as a direct result of the Transaction. They discussed incentive arrangements for key personnel that would continue after the closing of the Transaction and their plans to establish a new long-term incentive plan following the closing. They also generally discussed ways in which Amundi Pioneer could potentially draw on the expanded global resources of Amundi post-Transaction. At those meetings, the Independent Trustees identified certain areas to which they requested further information, including as to trading and execution of securities transactions, research and portfolio management and potential changes in investment process, particularly where asset classes managed by Amundi Pioneer would overlap with asset classes managed by Amundi, the continued availability of resources currently at Pioneer Investments or elsewhere within Amundi to assist in management of certain Funds, and any anticipated significant changes in operations. The Independent Trustees considered the uncertainty as to whether the Portfolio's independent registered public accounting firm could continue to act in that capacity after the closing of the Transaction. The Independent Trustees also met with counsel to review the information they had received to date and to discuss next steps.

Subsequently, the Trustees received further information from Amundi, including written responses to questions raised by the Independent Trustees, and received from Amundi Pioneer the information requested of it. The Independent Trustees reviewed the information provided with counsel at telephonic meetings held on February 16, 2017 and February 27, 2017. The Trustees held a special in-person Board meeting on March 6-7, 2017 for further consideration of the New Management Agreements, the Interim Management Agreements and the Transaction. The Trustees met again with senior executives of Amundi at the March 6-7, 2017 meeting.

At the March 6-7, 2017 meeting, based on their evaluation of the information provided by Amundi Pioneer, the sub-adviser and Amundi, the Trustees including the Independent Trustees voting separately, approved the New Management Agreement, New Sub-Advisory Agreement, Interim Management Agreement and Interim Sub-Advisory Agreement. In considering the New Management Agreement and the New Sub-Advisory Agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in their determinations. The Trustees considered the same factors with respect to the Interim Management Agreement and Interim Sub-Advisory Agreement.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by Amundi Pioneer and the sub-adviser to the Portfolio and that are expected to be provided by Amundi Pioneer and the sub-adviser to the Portfolio following the consummation of the Transaction. The Trustees reviewed the terms of the New Management Agreement, and noted that such terms are substantially similar to the terms of the Current Management Agreement, except for different execution dates, effective dates and termination dates. The Trustees also reviewed the terms of the New Sub-Advisory Agreement, and noted that such terms are substantially similar to the terms of the Current Sub-Advisory Agreement, except for different execution dates, effective dates and termination dates. The Trustees reviewed the sub-adviser's investment approach for the Portfolio and its research process. The Trustees considered the resources of Amundi Pioneer and the sub-adviser and the personnel of Amundi Pioneer and the sub-adviser who provide investment management services to the Portfolio. They also reviewed the amount of non-investment resources and personnel of Amundi Pioneer that are involved in Amundi Pioneer's services to the Portfolio, including Amundi Pioneer's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by Amundi Pioneer's senior management to the Pioneer Fund complex. The Trustees further considered differences in services that had been provided by Amundi Pioneer and the sub-adviser to the Portfolio and that are expected to be provided by Amundi Pioneer and the sub-adviser to the Portfolio.

The Trustees considered that Amundi Pioneer supervises and monitors the performance of the Portfolio's service providers (including the sub-adviser) and provides the Portfolio with personnel (including Portfolio officers) and other resources that are necessary for the Portfolio's business management and operations and that Amundi Pioneer and the sub-adviser would continue to provide those investment management and research services and resources to the Portfolio following the consummation of the Transaction. The Trustees also considered that, as administrator, Amundi Pioneer would continue to be responsible for the administration of the Portfolio's business and other affairs. The Trustees considered the fees to be paid to Amundi Pioneer for the provision of administration services.

The Trustees considered that Deloitte & Touche LLP informed the Board that it would no longer be independent with respect to the Portfolio upon the completion of the Transaction and, accordingly, that it would be necessary for the Board to engage a new independent registered public accounting firm for the Portfolio.

The Trustees considered that the Transaction was not expected to have a material adverse impact on the nature, scope and overall quality of services provided to the Portfolio and its shareholders, including investment management, risk management, administrative, compliance, legal and other services, as a result of the Transaction.

In that regard, the Trustees considered that Amundi is one of the largest asset managers globally, and that Amundi Pioneer may have access to additional research and portfolio management capabilities as a result of the Transaction and that Amundi Pioneer, as part of Amundi, is expected to have an enhanced global presence that may contribute to an increase in the overall scale and resources of Amundi Pioneer. Furthermore, in considering whether the Transaction would be expected to have a material adverse impact on the nature, scope and overall quality of services provided to the Portfolio and its shareholders, the Trustees considered the statements by representatives of Amundi that they expect the Chief Executive Officer and Chief Investment Officer of Amundi Pioneer to remain in their current positions and that they do not currently foresee major changes in the day-to-day investment management operations of Amundi Pioneer as a direct result of the Transaction, or the risk management, legal or compliance services provided by Amundi Pioneer, with respect to the Portfolio. They further considered the current incentive arrangements for key personnel of Amundi Pioneer that would continue after the closing of the Transaction. They also noted Amundi's stated intention to establish a new long-term incentive plan following the closing.

The Trustees also took into account their experience in evaluating the proposed combination of Pioneer Investments and Santander Asset Management, which was announced in September, 2014 and abandoned in July, 2016. In light of, among other things, this experience, the Trustees determined that they were not able to identify any realistic alternatives to approving the New Management Agreement that would provide the level of services to the Portfolio and its shareholders that are expected to be provided by Amundi Pioneer after the closing of the Transaction.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that each of Amundi Pioneer and the sub-adviser would continue to provide to the Portfolio following the consummation of the Transaction would be satisfactory and consistent with the terms of the New Management Agreement and the New Sub-Advisory Agreement, respectively.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
APPROVAL OF NEW AND INTERIM MANAGEMENT AGREEMENTS                    (continued)
--------------------------------------------------------------------------------

Performance of the Portfolio

In considering the Portfolio's performance, the Trustees regularly reviewed and discussed throughout the year data prepared by Amundi Pioneer and information comparing the Portfolio's performance with the performance of its peer group of funds, as classified by each of Morningstar, Inc. (Morningstar) and Lipper, and the performance of the Portfolio's benchmark index. They also discussed the Portfolio's performance with Amundi Pioneer and the sub-adviser on a regular basis.

The Trustees' regular reviews and discussions were factored into the Trustees' deliberations concerning the approval of the New Management Agreement and the New Sub-Advisory Agreement.

Management Fee and Expenses

The Trustees noted that the stated management fees to be paid by the Portfolio are identical under the Current Management Agreement and the New Management Agreement. The Trustees also noted that the stated sub-advisory fees to be paid by Amundi Pioneer to the sub-adviser are identical under the Current Sub-Advisory Agreement and the New Sub-Advisory Agreement.

The Trustees considered information showing the fees and expenses of the Portfolio in comparison to the management fees and expense ratios of its peer group of Portfolios as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. In all quintile rankings referred to below, first quintile is most favorable to the Portfolio's shareowners. To the extent applicable, the Trustees also considered the impact of transfer agency, sub-transfer agency, and other non-management fee expenses on the expense ratios of the Portfolio. The Trustees noted that they separately review the Portfolio's transfer agency, sub-transfer agency and intermediary arrangements and that the results of the most recent such review were considered in the consideration of the Portfolio's expense ratio.

In considering the Portfolio's management fee and expense ratio, the Trustees also considered that Amundi Pioneer, not the Portfolio, paid the sub-adviser pursuant to each of the Current Sub-Advisory Agreement and the New Sub-Advisory Agreement. The Trustees evaluated both the fee under the New Sub-Advisory Agreement and the portion of the fee under the New Management Agreement to be retained by Amundi Pioneer. The Trustees considered that the Portfolio's management fee as of September 30, 2016 was in the third quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees also considered the breakpoint in the management fee schedule and the reduced fee rate above a certain asset level. The Trustees considered that the expense ratio of the Portfolio's Class II shares as of September 30, 2016 was in the fifth quintile relative to its Morningstar category and in the fifth quintile relative to its Strategic Insight peer group, in each case for the comparable period. The Trustees considered the Portfolio's relatively small asset size compared to most of the other funds in its peer groups. The Trustees considered the impact of the Portfolio's non-management fee expenses on the expense ratios of the Portfolio, noting that non-management fee operating expenses generally are spread over a smaller asset base than the other funds in its peer groups, which results in these fees being significantly higher as a percentage of assets

The Trustees reviewed management fees charged by Amundi Pioneer and Amundi Pioneer Institutional to institutional and other clients, including publicly offered European funds sponsored by Amundi Pioneer's affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered Amundi Pioneer's costs in providing services to the Portfolio and Amundi Pioneer's and Amundi Pioneer Institutional's costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with Amundi Pioneer's and Amundi Pioneer Institutional's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Portfolio and other client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Portfolio and considered that, under both the Current Management Agreement and the New Management Agreement, Amundi Pioneer would perform additional services for the Portfolio that it does not provide to those other clients or services that are broader in scope, including oversight of the Portfolio's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Portfolio is subject. The Trustees also considered the different risks associated with Amundi Pioneer's management of the Portfolio and Amundi Pioneer's and Amundi Pioneer Institutional's management of the other client accounts.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

The Trustees reviewed management fees charged by the sub-adviser to its other clients. The Trustees noted that the sub-advisory fees paid to the sub-adviser with respect to the Portfolio were within the range of the fee rates charged by the Sub-Adviser to its other clients.

The Trustees concluded that the management fee payable by the Portfolio to Amundi Pioneer, as well as the fees payable by Amundi Pioneer to the sub-adviser, were reasonable in relation to the nature and quality of the services to be provided by Amundi Pioneer and the sub-adviser to the Portfolio.

Profitability

The Trustees considered information provided by Amundi Pioneer regarding the profitability of Amundi Pioneer with respect to the advisory services provided by Amundi Pioneer to the Portfolio, including the methodology used by Amundi Pioneer in allocating certain of its costs to the management of the Portfolio. The Trustees also considered Amundi Pioneer's profit margin in connection with the overall operation of the Portfolio. They further reviewed the financial results, including the profit margins, realized by Amundi Pioneer and Amundi Pioneer Institutional from non-fund businesses. The Trustees considered Amundi Pioneer's profit margins with respect to the Portfolio in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that Amundi Pioneer's profitability with respect to the management of the Portfolio was not unreasonable.

Economies of Scale

The Trustees considered Amundi Pioneer's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Portfolio and Portfolio shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by Amundi Pioneer in research and analytical capabilities and Amundi Pioneer's commitment and resource allocation to the Portfolio. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Portfolio.

Other Benefits

The Trustees considered the other benefits that each of Amundi Pioneer and the sub-adviser enjoys from its relationship with the Portfolio. The Trustees considered the character and amount of fees paid or to be paid by the Portfolio, other than under the Current Management Agreement or the New Management Agreement, for services provided by Amundi Pioneer and its affiliates. The Trustees further considered the revenues and profitability of Amundi Pioneer's businesses other than the Portfolio business. To the extent applicable, the Trustees also considered the benefits to the Portfolio and to Amundi Pioneer and its affiliates from the use of "soft" commission dollars generated by the Portfolio to pay for research and brokerage services.

The Trustees considered that following the completion of the Transaction, Amundi Pioneer will be the principal U.S. asset management business of Amundi, and that Amundi's worldwide asset management business will manage over $1.38 trillion in assets (including the Pioneer Funds). This may create opportunities for Amundi Pioneer, Amundi Pioneer Institutional and Amundi that derive from Amundi Pioneer's relationships with the Portfolio, including Amundi's ability to market the services of Amundi Pioneer globally. The Trustees noted that Amundi Pioneer may have access to additional research capabilities as a result of the Transaction and Amundi's enhanced global presence that may contribute to an increase of the overall scale of Amundi Pioneer. The Trustees considered that Amundi Pioneer and the Portfolio are expected to receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Portfolio, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Amundi Pioneer as a result of its relationship with the Portfolio were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the New Management Agreement and the Interim Management Agreement for the Portfolio, including the fees payable thereunder, were fair and reasonable and voted to approve the New Management Agreement and the Interim Management Agreement, and to recommend that shareholders approve the New Management Agreement. The Trustees, including the Independent Trustees, also concluded that the New Sub-Advisory Agreement and the Interim Sub-Advisory agreement, including the fees payable thereunder, were fair and reasonable and voted to approve the New Sub-Advisory Agreement and the Interim Sub-Advisory Agreement.

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

[LOGO]   Amundi Pioneer
         ==============
       ASSET MANAGEMENT

Pioneer Variable Contracts Trust

Officers                                               Trustees
Lisa M. Jones, President and Chief Executive Officer   Thomas J. Perna, Chairman
Mark E. Bradley, Treasurer and Chief                   David R. Bock
Financial Officer                                      Benjamin M. Friedman
Christopher J. Kelley, Secretary and Chief             Margaret B.W. Graham
Legal Officer                                          Lisa M. Jones
                                                       Lorraine H. Monchak
                                                       Marguerite A. Piret
                                                       Fred J. Ricciardi
                                                       Kenneth J. Taubes

Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.,
formerly Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Amundi Pioneer Distributor, Inc.,
formerly Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Boston Financial Data Services, Inc.

[LOGO]   Amundi Pioneer
         ==============
       ASSET MANAGEMENT

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                                                                   19614-11-0817

                                                           [LOGO] Amundi Pioneer
                                                                  ==============
                                                                ASSET MANAGEMENT

                                                PIONEER VARIABLE CONTRACTS TRUST

                 Pioneer Emerging Markets VCT Portfolio -- Class I and II Shares

                                                               SEMIANNUAL REPORT

                                                                   June 30, 2017

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST

Table of Contents
--------------------------------------------------------------------------------

Pioneer Emerging Markets VCT Portfolio

   Portfolio and Performance Update                                            2

   Comparing Ongoing Portfolio Expenses                                        3

   Portfolio Management Discussion                                             4

   Schedule of Investments                                                     8

   Financial Statements                                                       13

   Notes to Financial Statements                                              18

   Additional Information                                                     26

   Approval of New and Interim Management Agreements                          27

   Trustees, Officers and Service Providers                                   37

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/17
--------------------------------------------------------------------------------

Sector Distribution
(As a percentage of long-term holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Information Technology                                                     31.3%
Financials                                                                 25.5%
Consumer Staples                                                           15.1%
Consumer Discretionary                                                     10.4%
Energy                                                                     7.4%
Industrials                                                                6.6%
Materials                                                                  2.5%
Telecommunication Services                                                 1.2%

Geographical Distribution
(As a percentage of long-term holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

China                                                                      24.3%
South Korea                                                                12.8%
Brazil                                                                     9.7%
Taiwan                                                                     8.6%
Nigeria                                                                    7.6%
France                                                                     5.6%
India                                                                      5.1%
Russia                                                                     4.9%
Philippines                                                                4.7%
Greece                                                                     4.4%
South Africa                                                               4.4%
Italy                                                                      3.0%
Belgium                                                                    2.4%
Egypt                                                                      1.3%
Kenya                                                                      1.2%

Five Largest Holdings
(As a percentage of long-term holdings)*

--------------------------------------------------------------------------------
1. United Bank for Africa Plc                                              6.59%
--------------------------------------------------------------------------------
2. Soitec SA                                                               5.62
--------------------------------------------------------------------------------
3. Tupy SA                                                                 5.01
--------------------------------------------------------------------------------
4. TMK PJSC (G.D.R.)                                                       4.89
--------------------------------------------------------------------------------
5. Tencent Holdings, Ltd.                                                  4.73
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/17
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share                       6/30/17            12/31/16
      Class I                                   $20.17             $16.12
      Class II                                  $19.88             $15.91

                                 Net
Distributions per Share          Investment     Short-Term         Long-Term
(1/1/17 - 6/30/17)               Income         Capital Gains      Capital Gains
      Class I                    $ --           $--                $--
      Class II                   $ --           $--                $--

================================================================================
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Class I and II shares of Pioneer Emerging Markets VCT Portfolio at net asset value during the periods shown, compared to that of the Morgan Stanley Capital International (MSCI) Emerging Markets ND Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

               Pioneer Emerging     Pioneer Emerging
               Markets VCT          Markets VCT             MSCI Emerging
               Portfolio Class I    Portfolio Class II      Markets ND Index
6/07           $10,000              $10,000                 $10,000
6/08           $10,397              $10,370                 $10,463
6/09           $ 6,661              $ 6,629                 $ 7,527
6/10           $ 7,952              $ 7,886                 $ 9,269
6/11           $ 9,748              $ 9,637                 $11,846
6/12           $ 7,752              $ 7,646                 $ 9,956
6/13           $ 7,375              $ 7,252                 $10,241
6/14           $ 8,917              $ 8,748                 $11,707
6/15           $ 7,687              $ 7,522                 $11,107
6/16           $ 6,414              $ 6,260                 $ 9,768
6/17           $ 8,272              $ 8,055                 $12,088

The Morgan Stanley Capital International (MSCI) Emerging Markets ND Index is an unmanaged index that measures the performance of emerging markets stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

================================================================================
Average Annual Total Returns
(As of June 30, 2017)

--------------------------------------------------------------------------------
                                                MSCI Emerging
                     Class I      Class II     Markets ND Index
--------------------------------------------------------------------------------
10 years            -1.88%          -2.14%             1.91%
5 years              1.31%           1.05%             3.96%
1 year              28.96%          28.67%            23.75%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and
(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.  Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Emerging Markets VCT Portfolio

Based on actual returns from January 1, 2017 through June 30, 2017.

Share Class                                                 I             II
--------------------------------------------------------------------------------
Beginning Account Value on 1/1/17                       $1,000.00      $1,000.00
Ending Account Value on 6/30/17                         $1,251.20      $1,249.50
Expenses Paid During Period*                            $    9.77      $   11.16

* Expenses are equal to the Portfolio's annualized net expense ratio of 1.75% and 2.00% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Emerging Markets VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2017 through June 30, 2017.

Share Class                                                 I             II
--------------------------------------------------------------------------------
Beginning Account Value on 1/1/17                       $1,000.00      $1,000.00
Ending Account Value on 6/30/17                         $1,016.12      $1,014.88
Expenses Paid During Period*                            $    8.75      $    9.99

* Expenses are equal to the Portfolio's annualized net expense ratio of 1.75% and 2.00% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/17
--------------------------------------------------------------------------------

Call 800-688-9915 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Important Note: On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world. Amundi, one of the world's largest asset managers, is headquartered in Paris, France. As a result of the transaction, Pioneer Investment Management, Inc., the Portfolio's investment adviser, became an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A., a wholly owned subsidiary of UniCredit S.p.A.

In connection with the transaction, the names of the Portfolio's investment adviser and principal underwriter changed. Effective July 3, 2017, the name of Pioneer Investment Management, Inc. changed to Amundi Pioneer Asset Management, Inc. and the name of Pioneer Funds Distributor, Inc. changed to Amundi Pioneer Distributor, Inc.

This transaction does not impact your existing relationship with Pioneer Investments or the methods you use to communicate with us, as the contact telephone numbers and services you expect will remain the same. We are excited, however, to be launching a new website representing the combined company. Come visit us at: www.amundipioneer.com.

In the following interview, Mauro Ratto, Marco Mencini, and Andrea Salvatori, portfolio managers of Pioneer Emerging Markets VCT Portfolio, discuss the investment environment and the Portfolio's performance during the six-month period ended June 30, 2017. Mr. Ratto, Head of Emerging Markets Investment Management at Amundi Pioneer Asset Management, Inc. ("Amundi Pioneer"), Mr. Mencini, Head of Equities, Emerging Markets, and a senior vice president at Amundi Pioneer, and Mr. Salvatori, Head of Global Emerging Markets & Latin American Equities, a senior vice president and a senior portfolio manager at Amundi Pioneer, are responsible for the day-to-day management of the Portfolio*.

Q: How did the Portfolio perform during the six-month period ended June 30, 2017?

A: Pioneer Emerging Markets VCT Portfolio's Class I shares returned 25.12% at net asset value during the six-month period ended June 30, 2017, and Class II shares returned 24.95%, while the Portfolio's benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets ND Index (the MSCI Index)1, returned 18.43%. During the same period, the average return of the 78 variable portfolios in Lipper's Emerging Markets Underlying Funds category was 19.36%.

Q: How would you describe the investment environment for emerging markets equities during the six-month period ended June 30, 2017?

A: The robust performance of emerging markets stocks reflected the highly favorable investment backdrop that characterized the six-month period. A steady expansion of global economic growth, increased investor optimism following the U.S. elections last November, stable commodity prices, and U.S. dollar weakness combined to create a very positive environment for higher-risk segments of the world equity markets. With China, India, and other key

* The Trustees of Pioneer Variable Contracts Trust have authorized the liquidation of Pioneer Emerging Markets VCT Portfolio. It is anticipated that the Portfolio will be liquidated on or about November 1, 2017. Further information about this proposed transaction will be provided to shareholders in the coming weeks.

1 The MSCI information may only be used for your internal use, may not be reproduced or re-disseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an "as is" basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the "MSCI Parties") expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

    nations demonstrating signs of stronger economic growth, investors were comfortable moving into emerging markets stocks in order to capitalize on their attractive valuations. Notably, rising demand from broad-based global investors - as opposed to those who invest solely in the emerging markets - represented a renewed source of support for emerging markets equities that has been largely missing in recent years.

Q: How would you describe your investment approach in managing the Portfolio, and how did that approach affect the Portfolio's benchmark-relative performance during the six-month period ended June 30, 2017?

A: In managing the Portfolio, we use a bottom-up strategy that seeks to identify the most compelling stock ideas anywhere in the emerging markets. Instead of constructing the Portfolio in a manner that strives to mimic the benchmark MSCI Index, we focus on finding undervalued companies with what we believe are unappreciated catalysts for improved returns. We seek to distinguish companies with effective corporate governance and a focus on shareholder returns, traits that are often displayed through above-average dividends** and stock buybacks. In our view, corporations that demonstrate improving governance and capital discipline may be in a better position to benefit from the broadening and deepening economies in which they operate. We believe this is a more prudent long-term investment approach than buying poorly managed or overvalued companies simply because they are components of the Portfolio's benchmark.

    The strategy served the Portfolio well over the past six months, as many of the Portfolio's positions in companies with either a small representation or a zero-weighting in the MSCI Index produced market-beating gains. Although our approach is designed to achieve longer-term outperformance rather than relative strength over shorter intervals, we think the Portfolio's robust showing over the six-month period helps illustrate the potential value of our investment style.

Q: Which aspects of the Portfolio's positioning had the largest impact on benchmark-relative returns during the six-month period ended June 30, 2017?

A: Consistent with our bottom-up investment methodology, stock selection results were the primary driver of the Portfolio's outperformance of the benchmark over the six-month period. At the country level, the Portfolio benefited from positive selection results in South Africa, Brazil, and Taiwan. With regard to sectors, the Portfolio posted its best benchmark-relative performance in financials and materials. Conversely, the Portfolio lost some ground against the benchmark from stock selection results in the industrials and information technology sectors, as well as from holdings in China.

    With regard to individual positions, the Nigerian holding United Bank for Africa was a leading contributor to the Portfolio's benchmark-relative performance during the period. We originally purchased the stock as a play on the changing dynamics of the Nigerian economy, and it has rallied over the past six months due to successful monetary policy reforms, including a currency devaluation, that have energized Nigerian economic growth. Shares of MMG, an Australia-listed company that primarily operates in China, also made a strong contribution to the Portfolio's relative performance, thanks to improving sales volumes and a recovery in the price of copper. The Brazilian companies Tim Participacoes and Tupy, which operate in the telecommunications and automotive sectors, respectively, were further positive contributors to the Portfolio's benchmark-relative results, as were the shares of Asia-based technology companies Tencent Holdings, WONIK IPS, and Hon Hai Precision Industry.

**  Dividends are not guaranteed.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/17                              (continued)
--------------------------------------------------------------------------------

A Word About Risk:

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

To the extent the Portfolio invests in issuers located within specific countries or regions, the Portfolio may be particularly affected by adverse markets, rates, and events which may occur in those countries and regions.

At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

    On the negative side, the Portfolio holding that detracted the most from benchmark-relative returns during the period was ChinaCache, a provider of Internet content and application delivery services (in China) that posted weaker-than-expected results. Also in China, the Portfolio's position in Goodbaby International, which manufactures strollers, car seats, and other child safety products, and which made a large, positive contribution to performance in 2016, has given back some ground in recent months due to concerns about the company's ability to maintain its current market share. We continue to hold a positive view on Goodbaby, however, and it remains in the Portfolio. A position in Beijing Urban Construction Design & Development Group was another detractor from the Portfolio's benchmark-relative returns during the period, as was the India-based auto company Tata Motors.

Q: Did you invest in any derivatives while managing the Portfolio during the six-month period ended June 30, 2017? If so, did the derivative positions have any effect on the Portfolio's performance?

A: We used derivatives in the form of foreign forward currency contracts in an effort to help manage the Portfolio's risk and volatility profiles. In addition, we used index futures as a way to gain Portfolio exposure to specific countries, quickly and efficiently, when value opportunities presented themselves. The Portfolio's use of derivatives was a net detractor from performance during the period, but it is important to keep in mind that the derivatives are a part of our overall investment approach rather than a stand-alone strategy.

Q: How would you characterize the Portfolio's overall positioning as of June 30, 2017?

A: During the period, we continued to seek out what we felt were the best investment ideas in the financials, industrials, and consumer discretionary sectors. At the same time, the Portfolio holds below-market weightings in more capital-intensive - and therefore more interest-rate sensitive - sectors such as real estate, materials, and utilities. The Portfolio's allocations reflect a granular investment process that places an emphasis on individual stock picks over broader sector valuations and positioning.

    At the country level, we currently favor Brazil, China, and Nigeria. Although Brazilian equities weakened late in the period due to revived concerns about the impact of corruption on the governmental reform process, we retain a constructive view on the country based on the potential for a continued economic recovery. We were also pleased to see Chinese economic figures surprising to the upside, which supports the Portfolio's sizable position in that country. In addition, it is our view that the Portfolio's out-of-benchmark positioning in the Nigerian banking sector could potentially benefit from both compelling valuations and supportive local dynamics in the wake of last year's currency devaluation.

    Conversely, we have maintained the Portfolio's underweights in Taiwan and Korea, and we have taken a cautious stance toward Russia, given that many of that nation's companies appear less appealing than their regional peers.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

Q: What are your broader thoughts on emerging markets equities heading into the second half of the year?

A: Emerging markets stocks continue to trade at attractive valuations relative to their developed-market peers. Whereas valuations in the latter category were at the top end of their historical ranges at the close of the six-month period, valuations in the emerging markets were near their long-term averages. While we believe that helps provide a firm foundation for performance, we also think that stock selection remains a crucial factor. There is a significant dispersion in the quality of corporate governance between the most well-managed firms and those that still need to adopt more stringent business practices. Additionally, the breadth of the emerging markets equities asset class means that individual companies will be affected in much different ways by shifts in commodity prices, currency movements, and changes in the relative economic growth trends among regions.

    With that as background, we continue to believe a bottom-up approach remains essential to addressing the full range of both the opportunities and risks that come with investing in the emerging markets.

    Please refer to the Schedule of Investments on pages 8 to 12 for a full listing of Portfolio securities.

    Past performance is no guarantee of future results.

    Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of opinion as of the date of this report.

Pioneer Emerging Markets VCT Portfolio         PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/17 (UNAUDITED)
--------------------------------------------------------------------------------

Shares                                                                                             Value
                     PREFERRED STOCKS - 4.4%
                     Technology Hardware & Equipment - 4.4%
                     Technology Hardware, Storage & Peripherals - 4.4%
           918       Samsung Electronics Co, Ltd.                                       $      1,491,929
                                                                                        ----------------
                     Total Technology Hardware & Equipment                              $      1,491,929
                                                                                        ----------------
                     TOTAL PREFERRED STOCKS
                     (Cost $1,116,423)                                                  $      1,491,929
                                                                                        ----------------
                     COMMON STOCKS - 92.4%
                     Energy - 7.1%
                     Oil & Gas Equipment & Services - 4.7%
            50       Dayang Enterprise Holdings Bhd                                     $             12
       303,677       TMK PJSC (G.D.R.)                                                         1,610,333
                                                                                        ----------------
                                                                                        $      1,610,345
                                                                                        ----------------
                     Integrated Oil & Gas - 1.2%
       524,000       China Petroleum & Chemical Corp.                                   $        408,708
                                                                                        ----------------
                     Oil & Gas Refining & Marketing - 1.2%
     3,040,019       KenolKobil, Ltd. Group                                             $        409,508
                                                                                        ----------------
                     Total Energy                                                       $      2,428,561
                                                                                        ----------------
                     Materials - 2.4%
                     Construction Materials - 2.4%
     5,358,000       West China Cement, Ltd.                                            $        809,857
                                                                                        ----------------
                     Steel - 0.0%+
             2       POSCO                                                              $            501
                                                                                        ----------------
                     Total Materials                                                    $        810,358
                                                                                        ----------------
                     Capital Goods - 6.4%
                     Construction & Engineering - 5.1%
       157,094       Astaldi S.p.A.                                                     $        982,928
     1,399,000       Beijing Urban Construction Design & Development Group Co, Ltd.              751,519
                                                                                        ----------------
                                                                                        $      1,734,447
                                                                                        ----------------
                     Industrial Machinery - 1.3%
       242,500       China Conch Venture Holdings, Ltd.*                                $        444,120
                                                                                        ----------------
                     Total Capital Goods                                                $      2,178,567
                                                                                        ----------------
                     Automobiles & Components - 4.8%
                     Auto Parts & Equipment - 4.8%
       343,367       Tupy SA                                                            $      1,651,627
                                                                                        ----------------
                     Total Automobiles & Components                                     $      1,651,627
                                                                                        ----------------
                     Consumer Durables & Apparel - 4.0%
                     Leisure Products - 4.0%
     3,262,000       Goodbaby International Holdings, Ltd.                              $      1,354,229
                                                                                        ----------------
                     Total Consumer Durables & Apparel                                  $      1,354,229
                                                                                        ----------------
                     Consumer Services - 0.0%+
                     Casinos & Gaming - 0.0%+
        1,339        NagaCorp, Ltd.                                                     $            704
                                                                                        ----------------
                     Total Consumer Services                                            $            704
                                                                                        ----------------
                     Media - 4.2%
                     Cable & Satellite - 4.2%
        7,467        Naspers, Ltd.                                                      $      1,448,607
                                                                                        ----------------
                     Total Media                                                        $      1,448,607
                                                                                        ----------------

The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

Shares                                                                                             Value
                     Retailing - 1.0%
                     Internet Retail - 1.0%
         8,333       JD.com, Inc. (A.D.R.)*                                              $       326,820
                                                                                         ---------------
                     Total Retailing                                                     $       326,820
                                                                                         ---------------
                     Food, Beverage & Tobacco - 10.6%
                     Brewers - 2.3%
         7,292       Anheuser-Busch InBev SA/NV                                          $       803,416
                                                                                         ---------------
                     Packaged Foods & Meats - 4.5%
       747,596       Marfrig Global Foods SA*                                            $     1,528,868
                                                                                         ---------------
                     Tobacco - 3.8%
       257,246       ITC, Ltd.                                                           $     1,286,555
                                                                                         ---------------
                     Total Food, Beverage & Tobacco                                      $     3,618,839
                                                                                         ---------------
                     Banks - 22.2%
                     Diversified Banks - 22.2%
    10,708,612       Access Bank Plc                                                     $       325,693
            32       Banco Santander Brasil SA (A.D.R.)                                              241
       232,000       China Construction Bank Corp.                                               179,824
     1,004,510       Eurobank Ergasias SA                                                      1,123,427
         2,611       HDFC Bank, Ltd. (A.D.R.)                                                    227,079
        40,491       ICICI Bank, Ltd.                                                            182,076
       494,000       Industrial & Commercial Bank of China, Ltd.                                 333,535
         6,448       KB Financial Group, Inc.                                                    324,617
           775       Mega Financial Holding Co., Ltd.                                                646
       859,659       National Bank of Greece SA                                                  327,282
     1,156,257       Philippine National Bank*                                                 1,530,756
        19,193       Shinhan Financial Group Co., Ltd.                                           828,439
    75,863,777       United Bank for Africa Plc                                                2,172,042
                                                                                         ---------------
                                                                                         $     7,555,657
                                                                                         ---------------
                     Total Banks                                                         $     7,555,657
                                                                                         ---------------
                     Diversified Financials - 0.0%+
                     Consumer Finance - 0.0%+
           427       Credito Real SAB de CV SOFOM ER                                     $           666
                                                                                         ---------------
                     Total Diversified Financials                                        $           666
                                                                                         ---------------
                     Insurance - 2.5%
                     Life & Health Insurance - 2.5%
       127,000       Ping An Insurance Group Co. of China, Ltd.                          $       837,232
                                                                                         ---------------
                     Total Insurance                                                     $       837,232
                                                                                         ---------------
                     Software & Services - 7.6%
                     Internet Software & Services - 5.0%
       109,770       ChinaCache International Holdings, Ltd. (A.D.R.)*                   $       127,333
        43,700       Tencent Holdings, Ltd.                                                    1,559,263
                                                                                         ---------------
                                                                                         $     1,686,596
                                                                                         ---------------
                     IT Consulting & Other Services - 2.6%
    11,337,000       China ITS Holdings Co., Ltd.                                        $       886,254
                                                                                         ---------------
                     Total Software & Services                                           $     2,572,850
                                                                                         ---------------
                     Technology Hardware & Equipment - 4.2%
                     Electronic Manufacturing Services - 4.2%
       373,280       Hon Hai Precision Industry Co., Ltd.                                $     1,429,108
                                                                                         ---------------
                     Total Technology Hardware & Equipment                               $     1,429,108
                                                                                         ---------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/17 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

Shares                                                                                             Value
                     Semiconductors & Semiconductor Equipment - 14.2%
                     Semiconductor Equipment - 4.6%
        60,097       Wonik IPS Co., Ltd.                                                $      1,554,680
                                                                                        ----------------
                     Semiconductors - 9.6%
        30,311       Soitec SA                                                          $      1,852,921
       207,000       Taiwan Semiconductor Manufacturing Co., Ltd.                              1,414,672
                                                                                        ----------------
                                                                                        $      3,267,593
                                                                                        ----------------
                     Total Semiconductors & Semiconductor Equipment                     $      4,822,273
                                                                                        ----------------
                     Telecommunication Services - 1.2%
                     Wireless Telecommunication Services - 1.2%
   1,100,955         Global Telecom Holding SAE*                                        $        416,200
                                                                                        ----------------
                     Total Telecommunication Services                                   $        416,200
                                                                                        ----------------
                     TOTAL COMMON STOCKS
                     (Cost $29,792,494)                                                 $     31,452,298
                                                                                        ----------------
  Principal
Amount ($)(d)
                     CORPORATE BONDS - 0.0%+
                     Pharmaceuticals, Biotechnology & Life Sciences - 0.0%+
                     Pharmaceuticals - 0.0%+
BRL  136,000         Hypermarcas SA,, 11.3%, 10/15/18 (c)                               $          8,320
                                                                                        ----------------
                     Total Pharmaceuticals, Biotechnology & Life Sciences               $          8,320
                                                                                        ----------------
                     TOTAL CORPORATE BONDS
                     (Cost $39,111)                                                     $          8,320
                                                                                        ----------------
Shares
                     RIGHTS / WARRANTS - 0.0%+
                     Food, Beverage & Tobacco - 0.0%+
                     Packaged Foods & Meats - 0.0%+
     131,308         Flour Mills of Nigeria Plc, 12/31/49 (c)                           $             --
                                                                                        ----------------
                     Total Food, Beverage & Tobacco                                     $             --
                                                                                        ----------------
                     TOTAL RIGHTS / WARRANTS
                     (Cost $--)                                                         $             --
                                                                                        ----------------
                     TOTAL INVESTMENT IN SECURITIES - 96.8%
                     (Cost $30,948,028) (a) (b)                                         $     32,952,547
                                                                                        ----------------
                     OTHER ASSETS & LIABILITIES - 3.2%                                  $      1,087,678
                                                                                        ----------------
                     NET ASSETS - 100.0%                                                $     34,040,225
                                                                                        ================

+         Amount rounds to less than 0.1%.

*         Non-income producing security.

(A.D.R.)  American Depositary Receipts.

(G.D.R.)  Global Depositary Receipts.

(a) At June 30, 2017, the net unrealized appreciation on investments based on cost for federal income tax purposes of $31,290,425 was as follows:

              Aggregate gross unrealized appreciation for all investments in
              which there is an excess of value over tax cost                               $  5,970,042

              Aggregate gross unrealized depreciation for all investments in
              which there is an excess of tax cost over value                                 (4,307,920)
                                                                                            ------------
              Net unrealized appreciation                                                   $  1,662,122
                                                                                            ============

   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

(b) Distributions of investments by country of domicile (excluding temporary cash investments) as a percentage of total investment in securities, is as follows:

          China                                                            24.3%
          South Korea                                                      12.8
          Brazil                                                            9.7
          Taiwan                                                            8.6
          Nigeria                                                           7.6
          France                                                            5.6
          India                                                             5.1
          Russia                                                            4.9
          Philippines                                                       4.7
          Greece                                                            4.4
          South Africa                                                      4.4
          Italy                                                             3.0
          Belgium                                                           2.4
          Egypt                                                             1.3
          Kenya                                                             1.2
                                                                          100.0%

(c) Security is valued using fair value methods (other than prices supplied by independent pricing services or broker-dealers). See Notes to Financial Statements -- Note 1A.

(d) Principal amounts are denominated in U.S. Dollars unless otherwise noted:

          BRL Brazilian Real

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2017 aggregated to $12,410,065 and $10,361,420, respectively.

The Portfolio is permitted to engage in purchase and sale transactions ("cross trades") with certain Portfolios and accounts for which Amundi Pioneer Asset Management, Inc., (Amundi Pioneer) formerly Pioneer Investment Management, Inc.
(PIM), serves as the Portfolio's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended June 30, 2017, the Portfolio did not engage in cross trade activity.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Level 1 - quoted prices in active markets for identical securities.

Level 2 - other significant observable inputs (Including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

Level 3 - significant unobservable inputs (Including the Portfolio's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of June 30, 2017, in valuing the Portfolio's investments:

                                                                      Level 1            Level 2        Level 3        Total
Preferred Stock                                                   $             --   $   1,491,929    $       --   $   1,491,929
Common Stocks*
   Automobiles & Components
       Auto Parts & Equipment                                            1,651,627              --            --       1,651,627
   Retailing
       Internet Retail                                                     326,820              --            --         326,820
   Food, Beverage & Tobacco
       Packaged Foods & Meats                                            1,528,868              --            --       1,528,868
   Banks
       Diversified Banks                                                   227,320       7,328,337            --       7,555,657
   Diversified Financials
       Consumer Finance                                                        666              --            --             666
   Software & Services
       Internet Software & Services                                        127,333       1,559,263            --       1,686,596
   All Other Common Stocks                                                      --      18,702,064            --      18,702,064
Corporate Bonds                                                                 --              --         8,320           8,320
Rights/Warrants**                                                               --              --            --              --
                                                                  ----------------   -------------    ----------   -------------
Total                                                             $      3,862,634   $  29,081,593    $    8,320   $  32,952,547
                                                                  ================   =============    ==========   =============
Other Financial Instruments
Unrealized appreciation on forward foreign currency contracts     $             --   $     140,254    $       --   $     140,254
Unrealized depreciation on forward foreign currency contracts                   --          (2,483)           --          (2,483)
Unrealized depreciation on futures contracts                                 4,632              --            --           4,632
                                                                  ----------------   -------------    ----------   -------------
Total Other Financial Instruments                                 $          4,632   $     137,771    $       --   $     142,403
                                                                  ================   =============    ==========   =============

* Level 2 securities are valued using inputs/data furnished by independent pricing services using fair value factors.

**   Security is valued at $0.

The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/17 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

Following is a reconciliation of assets using significant unobservable inputs (Level 3):

                                                                   Corporate    Rights/
                                                                    Bonds      Warrants     Total
           Balance as of 12/31/16                                   $10,973     $  --***   $10,973
           Realized gain (loss)(1)                                       --        --           --
           Change in unrealized appreciation (depreciation)(2)          915        --          915
           Purchases                                                     --        --           --
           Sales                                                     (3,568)       --       (3,568)
           Changes between Level 3**                                     --        --           --
                                                                    --------    -----      --------
           Balance as of 6/30/17                                    $ 8,320     $  --***   $ 8,320
                                                                    ========    =====      ========

(1) Realized gain (loss) on these securities is included in the net realized gain (loss) on investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

** Transfers are calculated on the beginning of period values. During the six months ended June 30, 2017, there were no transfers between Levels 1, 2 and 3.

***  Security is valued at $0.

Net change in unrealized depreciation of Level 3 investments still held and
considered Level 3 as of 6/30/17.                                                 $915
                                                                                  ----

   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                           Six Months
                                                            Ended
                                                            6/30/17    Year Ended  Year Ended     Year Ended  Year Ended Year Ended
                                                           (unaudited)  12/31/16    12/31/15       12/31/14    12/31/13   12/31/12
Class I
Net asset value, beginning of period                       $ 16.12     $ 15.25     $ 21.69        $ 25.10     $ 25.95    $ 24.08
                                                           -------     -------     -------        -------     -------    -------
Increase (decrease) from investment operations:
  Net investment income (loss)                             $  0.07(a)  $  0.05(a)  $  0.01(a)(c)  $  0.08(a)  $  0.25    $  0.24
  Net realized and unrealized gain (loss) on investments      3.98        0.90       (2.59)         (3.18)      (0.81)      2.53
                                                           -------     -------     -------        -------     -------    -------
     Net increase (decrease) from investment operations    $  4.05     $  0.95     $ (2.58)       $ (3.10)    $ (0.56)   $  2.77
                                                           -------     -------     -------        -------     -------    -------
Distribution to shareowners:
  Net investment income                                    $    --     $ (0.08)    $ (0.88)       $ (0.17)    $ (0.29)   $ (0.13)
  Net realized gain                                             --          --       (2.98)         (0.14)         --      (0.77)
                                                           -------     -------     -------        -------     -------    -------
Total distributions                                        $    --     $ (0.08)    $ (3.86)       $ (0.31)    $ (0.29)   $ (0.90)
                                                           -------     -------     -------        -------     -------    -------
Net increase (decrease) in net asset value                 $  4.05     $  0.87     $ (6.44)       $ (3.41)    $ (0.85)   $  1.87
                                                           -------     -------     -------        -------     -------    -------
Net asset value, end of period                             $ 20.17     $ 16.12     $ 15.25        $ 21.69     $ 25.10    $ 25.95
                                                           =======     =======     =======        =======     =======    =======
Total return*                                                25.12%       6.25%     (15.36)%       (12.55)%     (1.96)%    11.97%
Ratio of net expenses to average net assets (b)               1.75%**     1.92%       1.76%          1.65%       1.45%      1.45%
Ratio of net investment income (loss) to average
  net assets                                                  0.76%**     0.31%       0.05%          0.33%       0.96%      0.93%
Portfolio turnover rate                                         74%**       49%         87%           102%         87%       143%
Net assets, end of period (in thousands)                   $15,304     $11,126     $12,504        $17,521     $32,531    $42,517

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

(a) The per-share data presented above is based on the average shares outstanding for the period.

(b)   Includes interest expense of 0.00%, 0.00%, 0.00%, 0.03%, 0.00% and 0.00%, respectively.

(c) The amount shown for a share outstanding does not correspond with the net investment loss on the Statement of Operations due to the timing of the sales and repurchase of shares.

**    Annualized.

Note: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                                 (continued)
--------------------------------------------------------------------------------

                                                              Six Months
                                                                Ended
                                                               6/30/17    Year Ended Year Ended   Year Ended   Year Ended Year Ended
                                                              (unaudited) 12/31/16    12/31/15     12/31/14     12/31/13   12/31/12
Class II
Net asset value, beginning of period                         $  15.91     $ 15.04     $ 21.41      $ 24.73      $ 25.55    $ 23.71
                                                             --------     -------     -------      -------      -------    -------
Increase (decrease) from investment operations:
    Net investment income (loss)                             $   0.05(a)  $  0.02(a)  $ (0.04)(a)  $ (0.02)(a)  $  0.19    $  0.18
    Net realized and unrealized gain (loss) on investments       3.92        0.88       (2.55)       (3.11)       (0.79)      2.48
                                                             --------     -------     -------      -------      -------    -------
      Net increase (decrease) from investment operations     $   3.97     $  0.90     $ (2.59)     $ (3.13)     $ (0.60)   $  2.66
                                                             --------     -------     -------      -------      -------    -------
Distribution to shareowners:
   Net investment income                                     $     --     $ (0.03)    $ (0.80)     $ (0.05)     $ (0.22)   $ (0.05)
   Net realized gain                                               --          --       (2.98)       (0.14)          --      (0.77)
                                                             --------     -------     --------     --------     -------    -------
Total distributions                                          $     --     $ (0.03)    $ (3.78)     $ (0.19)     $ (0.22)   $ (0.82)
                                                             --------     --------    -------      --------     -------    -------
Net increase (decrease) in net asset value                   $   3.97     $  0.87     $ (6.37)     $ (3.32)     $ (0.82)   $  1.84
                                                             --------     --------    -------      --------     -------    -------
Net asset value, end of period                               $  19.88     $ 15.91     $ 15.04      $ 21.41      $ 24.73    $ 25.55
                                                             ========     ========    ========     ========     =======    =======
Total return*                                                   24.95%       5.98%     (15.56)%     (12.80)%      (2.19)%    11.66%
Ratio of net expenses to average net assets (b)                  2.00%**     2.16%       2.01%        1.87%        1.70%      1.70%
Ratio of net investment income (loss) to average net assets      0.51%**     0.15%      (0.19)%      (0.09)%       0.69%      0.71%
Portfolio turnover rate                                            74%**       49%         87%         102%          87%       143%
Net assets, end of period (in thousands)                     $ 18,736     $13,573     $14,603      $18,901      $45,217    $53,514

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

(a) The per-share data presented above is based on the average shares outstanding for the period.

(b)  Includes interest expense of 0.00%, 0.00%, 0.00%, 0.03%, 0.00% and 0.00%, respectively.

**   Annualized.

Note: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/17 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities (cost $30,948,028)                                           $32,952,547
  Cash                                                                                        9,346
  Foreign currencies, at value (cost $438,418)                                              438,168
  Restricted cash*                                                                           28,149
  Receivables --
     Investment securities sold                                                             293,167
     Portfolio shares sold                                                                  159,382
     Dividends                                                                              124,950
     Interest                                                                                   831
  Unrealized appreciation on forward foreign currency contracts                             140,254
  Other assets                                                                                   79
                                                                                        -----------
        Total assets                                                                    $34,146,873
                                                                                        -----------
LIABILITIES:
  Payables --
     Investment securities purchased                                                    $    25,390
     Portfolio shares repurchased                                                            12,682
     Custody expense                                                                         20,916
     Audit expense                                                                           13,229
  Due to affiliates --
     Variable advisor expense                                                                10,277
     Other due to affiliates                                                                  1,494
  Reserve for repatriation taxes                                                             18,110
  Unrealized depreciation on forward foreign currency contracts                               2,483
  Variation margin on futures contracts                                                         699
  Accrued expenses                                                                            1,368
                                                                                        -----------
        Total liabilities                                                               $   106,648
                                                                                        -----------
NET ASSETS:
  Paid-in capital                                                                       $37,477,149
  Undistributed net investment income                                                       143,706
  Accumulated net realized loss on investments, futures contracts and
     foreign currency transactions                                                       (5,709,047)
  Net unrealized appreciation on investments (net of foreign capital
     gains tax of $18,110)                                                                1,986,409
  Unrealized appreciation on futures contracts                                                4,632
  Net unrealized appreciation on forward foreign currency contracts and
     other assets and liabilities denominated in foreign currencies                         137,376
                                                                                        -----------
        Net assets                                                                      $34,040,225
                                                                                        -----------
NET ASSET VALUE PER SHARE:
 (No par value, unlimited number of shares authorized)
   Class I (based on $15,303,789/758,701 shares)                                        $     20.17
                                                                                        ===========
   Class II (based on $18,736,436/942,404 shares)                                       $     19.88
                                                                                        ===========

* Represents restricted cash deposited at the custodian and/or counterparty for derivative contracts.

   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------

For the Six Months Ended 6/30/17

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $48,094)                                     $   362,458
  Interest (net of foreign taxes withheld of $360)                                               1,523
                                                                                           -----------
        Total investment income                                                                          $      363,981
                                                                                                         --------------
EXPENSES:
  Management fees                                                                          $   159,355
  Distribution fees
     Class II                                                                                   19,544
  Administrative expense                                                                        12,830
  Custodian fees                                                                                53,001
  Professional fees                                                                             11,086
  Printing expense                                                                               4,741
  Fees and expenses of nonaffiliated Trustees                                                    3,541
  Miscellaneous                                                                                  9,206
                                                                                           -----------
     Total expenses                                                                                      $      273,304
                                                                                                         --------------
        Net investment income                                                                            $       90,677
                                                                                                         --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES
CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:

  Net realized gain (loss) on:
     Investments                                                                           $   376,309
     Futures contracts                                                                          75,900
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies                                     (349,975)  $      102,234
                                                                                           -----------   --------------
  Change in net unrealized appreciation (depreciation) on:
     Investments                                                                           $ 5,788,063
     Futures contracts                                                                          (8,694)
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies                                      398,649   $    6,178,018
                                                                                           -----------   --------------
  Net realized and unrealized gain (loss) on investments, futures contracts
        and foreign currency transactions                                                                $    6,280,252
                                                                                                         --------------
  Net increase in net assets resulting from operations                                                   $    6,370,929
                                                                                                         ==============

   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                                                                  Six Months
                                                                                                     Ended
                                                                                                    6/30/17          Year Ended
                                                                                                  (unaudited)         12/31/16
FROM OPERATIONS:
Net investment income (loss)                                                                   $          90,677    $     57,161
Net realized gain (loss) on investments, futures contracts and foreign currency transactions             102,234      (3,035,308)
Change in net unrealized appreciation (depreciation) on investments, futures contracts
   and foreign currency transactions                                                                   6,178,018       4,368,126
                                                                                               -----------------    ------------
      Net increase in net assets resulting from operations                                     $       6,370,929    $  1,389,979
                                                                                               -----------------    ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class I ($0.00 and $0.08 per share, respectively)                                        $              --    $    (63,817)
      Class II ($0.00 and $0.03 per share, respectively)                                                      --         (25,073)
Net realized gain:
      Class I ($0.00 and $0.00 per share, respectively)                                                       --              --
      Class II ($0.00 and $0.00 per share, respectively)                                                      --              --
                                                                                               -----------------    -------------
          Total distributions to shareowners                                                   $              --    $    (88,890)
                                                                                               -----------------    -------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                               $       9,551,248    $ 10,801,226
Reinvestment of distributions                                                                                 --          88,890
Cost of shares repurchased                                                                            (6,580,953)    (14,599,287)
                                                                                               -----------------    -------------
      Net increase (decrease) in net assets resulting from Portfolio share transactions        $       2,970,295    $ (3,709,171)
                                                                                               -----------------    -------------
      Net increase (decrease) in net assets                                                    $       9,341,224    $ (2,408,082)

NET ASSETS:
Beginning of period                                                                            $      24,699,001    $ 27,107,083
                                                                                               -----------------    -------------
End of period                                                                                  $      34,040,225    $ 24,699,001
                                                                                               =================    =============
Undistributed net investment income                                                            $         143,706    $     53,029
                                                                                               =================    =============


                                                       Six Months     Six Months
                                                          Ended          Ended
                                                         6/30/17        6/30/17       Year Ended  Year Ended
                                                          Shares        Amount        12/31/16    12/31/16
                                                       (unaudited)    (unaudited)       Shares     Amount
CLASS I
Shares sold                                             210,107       $ 3,899,598      179,671    $  2,924,855
Reinvestment of distributions                                --                --        3,969          63,817
Less shares repurchased                                (141,396)       (2,643,076)    (313,459)     (4,964,965)
                                                       --------       -----------     --------    ------------
      Net increase (decrease)                            68,711       $ 1,256,522     (129,819)   $ (1,976,293)
                                                       ========       ===========     ========    ============
CLASS II
Shares sold                                             307,808       $ 5,651,650      510,482    $  7,876,371
Reinvestment of distributions                                --                --        1,578          25,073
Less shares repurchased                                (218,346)       (3,937,877)    (629,927)     (9,634,322)
                                                       --------       -----------     --------    ------------
      Net increase (decrease)                            89,462       $ 1,713,773     (117,867)   $ (1,732,878)
                                                       ========       ===========     ========    ============

   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/17 (UNAUDITED)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Emerging Markets VCT Portfolio (the Portfolio) is one of 9 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to seek long-term capital growth.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world. Amundi, one of the world's largest asset managers, is headquartered in Paris, France. As a result of the transaction, Pioneer Investment Management, Inc., the Portfolio's investment adviser, became an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A., a wholly owned subsidiary of UniCredit S.p.A.

In connection with the transaction, the names of the Portfolio's investment adviser and principal underwriter changed. Effective July 3, 2017, the name of Pioneer Investment Management, Inc. changed to Amundi Pioneer Asset Management, Inc. and the name of Pioneer Funds Distributor, Inc. changed to Amundi Pioneer Distributor, Inc.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles (U.S. GAAP) that require the management of the Portfolio to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The Portfolio is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements:

A.   Security Valuation

     The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE.

     Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

     The principal exchanges and markets for non-U.S. equity securities have closing times prior to the close of the NYSE. However, the value of these securities may be influenced by changes in global markets occurring after the closing times of the local exchanges and markets up to the time the Portfolio determines its net asset value. Consequently, the Portfolio uses a fair value model developed by an independent pricing service to value non-U.S. equity securities. On a daily basis, the pricing service recommends changes, based on a proprietary model, to the closing market prices of each non-U.S. security held by the Portfolio to reflect the security's fair value at the time the Portfolio determines its net asset value. The Portfolio applies these recommendations in accordance with procedures approved by the Board of Trustees.

     Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events,

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

     quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

     Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

     Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.

     Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Amundi Pioneer Asset Management, Inc., (Amundi Pioneer), formerly Pioneer Investment Management, Inc. (PIM), the Portfolio's investment adviser, pursuant to procedures adopted by the Portfolio's Board of Trustees. Amundi Pioneer's, formerly PIM's, fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. Amundi Pioneer's, formerly PIM's, fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ significantly from exchange prices and such differences could be material.

     At June 30, 2017, two securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services) representing 0.02% of net assets.

B.   Investment Income and Transactions

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

C.   Foreign Currency Translation

     The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in the market prices of those securities but are included with the net realized and unrealized gain or loss on investments.

D.   Forward Foreign Currency Contracts

     The Portfolio may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/17 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

     appreciation or depreciation are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 5).

E.   Federal Income Taxes

     It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2016, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by Federal and State tax authorities.

     In determining the daily net asset value, the Portfolio estimates the reserve for the repatriation of taxes, if any, associated with its investments in certain countries. The estimated reserve for capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding period of such securities and the related tax rates, tax loss carryforwards (if applicable) and other such factors. As of June 30, 2017, the Portfolio had accrued $18,110 in reserve for repatriation taxes related to capital gains.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

     The tax character of current year distributions payable will be determined at the end of the Portfolio's taxable year. The tax character of distributions paid during the year ended December 31, 2016 and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2016, were as follows:

--------------------------------------------------------------------------------
                                                                         2016
--------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                                     $    88,890
Long-term capital gain                                                       --
                                                                    ------------
  Total distributions                                               $    88,890
                                                                    ============
Distributable Earnings
Capital loss carryforward                                           $(5,468,884)
Net unrealized depreciation                                          (4,338,969)
                                                                    ------------
  Total                                                             $(9,807,853)
                                                                    ============

     The difference between book-basis and tax-basis unrealized depreciation is attributable to the tax deferral of losses on wash sales and the mark to market of forward contracts.

F.   Portfolio Shares and Class Allocations

     The Portfolio records sales and repurchases of its shares as of trade date. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see
     Note 4). Class I shares do not pay distribution fees.

     All expenses and fees paid to the Portfolio's transfer agent for its services are allocated between the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day. Dividends and distributions to shareowners are recorded on the ex-dividend date. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates.

G.   Risks

     The Portfolio's investments in emerging markets or countries with limited or developing markets may subject the Portfolio to a greater degree of risk than investments in a developed market. Risks associated with these developing markets include political, social and economic factors and may affect the price of the Portfolio's investments and income generated by these investments, as well as the Portfolio's ability to repatriate such amounts. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

H.   Repurchase Agreements

     Repurchase agreements are arrangements under which the Portfolio purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Portfolio at a later date, and at a specific price, which is typically higher than the purchase price paid by the Portfolio. The securities purchased serve as the Portfolio's collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian or a subcustodian of the Portfolio. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Portfolio is entitled to sell the securities, but the Portfolio may not be able to sell them for the price at which they were purchased, thus causing a loss to the Portfolio. Additionally, if the counterparty becomes insolvent, there is some risk that the Portfolio will not have a right to the securities, or the immediate right to sell the securities. As of and for the six months ended June 30, 2017, the Portfolio had no open repurchase agreements.

I.   Futures Contracts

     The Portfolio may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Portfolio are traded on a futures exchange. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at June 30, 2017 was $33,099 and is recorded within "Restricted cash" in the Statement of Assets and Liabilities. Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized appreciation or depreciation. When the contract is closed, the Portfolio realizes a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market, interest rate and counterparty risks, which may exceed the amounts recognized by the Portfolio. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. The average value of contracts open during the six months June 30, 2017 was $393,310.

     At June 30, 2017, open futures contracts were as follows:

-------------------------------------------------------------------------------------------------------------
                                               Number of
                                               Contracts      Settlement                         Unrealized
    Description            Counterparty       Long/(Short)      Month          Value            Appreciation
-------------------------------------------------------------------------------------------------------------
    KOSPI 200 Index           UBS AG              4             9/17         $273,430              $4,632
-------------------------------------------------------------------------------------------------------------
    Total                                                                    $273,430              $4,632
-------------------------------------------------------------------------------------------------------------

2. Management Agreement

Amundi Pioneer, formerly PIM, manages the Portfolio. Management fees are calculated daily at the annual rate of 1.10% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $10,482 in management fees, administrative costs and certain other reimbursements payable to Amundi Pioneer, formerly PIM, at June 30, 2017.

3. Transfer Agent

Boston Financial Data Services, Inc. serves as the transfer agent to the Portfolio at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include subtransfer agent expenses incurred through the Portfolio's omnibus relationship contracts.

4. Distribution Plan

The Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, the Portfolio pays Amundi Pioneer Distributor, Inc., formerly, Pioneer Funds Distributor, Inc. (PFD), a distribution fee of 0.25% of the

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/17 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

average daily net assets attributable to Class II shares to compensate Amundi Pioneer Distributor, Inc., formerly PFD, for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by Amundi Pioneer Distributor, Inc., formerly PFD, in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $1,289 in distribution fees payable to Amundi Pioneer Distributor, Inc., formerly PFD, at June 30, 2017.

5. Forward Foreign Currency Contracts

During the six months ended June 30, 2017, the Portfolio entered into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The average value of contracts open during the six months ended June 30, 2017 was $643,074.

As of June 30, 2017, open forward foreign currency contracts were as follows:

------------------------------------------------------------------------------------------------------------------------
                                                            In
                                         Currency         Exchange                         Settlement        Unrealized
 Currency Sold               Deliver     Purchased          for       Counterparty            Date          Appreciation
------------------------------------------------------------------------------------------------------------------------
 USD                        (1,032,618)  TWD             31,500,000    Morgan              7/13/2017            $ 4,685
                                                                        Stanley Co.
 USD                           (43,395)  MXN                824,607    Goldman Sachs       7/13/2017              2,004
                                                                        & Co.
 USD                          (878,887)  ZAR             12,448,026    Goldman Sachs       7/13/2017             68,932
                                                                        & Co.
 USD                          (813,008)  INR             53,000,000    Deutsche            7/13/2017              6,293
                                                                        Bank AG
 USD                          (403,633)  MYR              1,800,000    Goldman Sachs       7/13/2017             15,554
                                                                        & Co
 NGN                      (175,000,000)  USD                531,915    Barclays Plc        7/13/2017              7,850
 BRL                        (9,100,000)  USD              2,781,519    Morgan              7/13/2017             33,635
                                                                        Stanley Co.
 USD                          (440,990)  IDR          5,900,000,000    Morgan              7/13/2017              1,301
                                                                        Stanley Co.
------------------------------------------------------------------------------------------------------------------------
 Total                                                                                                         $140,254
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                            In
                                         Currency         Exchange                         Settlement        Unrealized
 Currency Sold                Deliver    Purchased          for        Counterparty          Date           Depreciation
------------------------------------------------------------------------------------------------------------------------
 USD                          (354,703)  KRW            405,000,000    Deutsche            7/13/2017             $ (759)
                                                                        Bank AG
 NGN                      (227,000,000)  USD                678,733    Morgan              7/13/2017             (1,053)
                                                                        Stanley Co.
 NGN                       (70,000,000)  USD                208,955    Deutsche            7/13/2017               (671)
                                                                        Bank AG
------------------------------------------------------------------------------------------------------------------------
 Total                                                                                                          $(2,483)
------------------------------------------------------------------------------------------------------------------------

 BRL - Brazilian Real                            MYR - Malaysian Ringgit
 IDR - Indonesian Rupiah                         NGN - Nigerian Naira
 INR - Indian Rupee                              TWD - New Taiwan Dollar
 KRW - South Korean Won                          ZAR - South African Rand
 MXN - Mexican Peso

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

6. Assets and Liabilities Offsetting

The Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs the trading of certain Over The Counter (OTC) derivatives and typically contains, among other things, closeout and set-off provisions which apply upon the occurrence of event of a default and/or termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Portfolio's credit risk to its counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, the Portfolio's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each specific ISDA of each counterparty is subject.

The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a "minimum transfer amount") before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio and/or counterparty is held in segregated accounts by the Portfolio's custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Portfolio's collateral obligations, if any, will be reported separately in the Statement of Assets and Liabilities as "Restricted cash". Securities pledged by the Portfolio as collateral, if any, are identified as such in the Schedule of Investments.

Financial instruments subject to an enforceable master netting agreement such as an ISDA Master Agreement have not been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Portfolio as of June 30, 2017.

-----------------------------------------------------------------------------------------------------------
                           Derivative                                                          Net
                        Assets Subject       Derivatives    Non-Cash          Cash           Amount of
                       to Master Netting      Available     Collateral      Collateral       Derivative
 Counterparty             Agreement           for Offset   Received (a)    Received (a)      Assets (b)
-----------------------------------------------------------------------------------------------------------
 Barclays                  $  7,850             $    --       $ --             $ --           $  7,850
 Deutsche Bank AG             6,293              (1,430)        --               --              4,863
 Goldman Sachs & Co.         86,490                  --         --               --             86,490
 Morgan Stanley              39,621              (1,053)        --               --             38,568
-----------------------------------------------------------------------------------------------------------
 Total                     $140,254             $(2,483)      $ --             $ --           $137,771
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                           Derivative                                                           Net
                       Liabilities Subject   Derivatives     Non-Cash          Cash         Amount of
                       to Master Netting      Available      Collateral      Collateral      Derivative
 Counterparty              Agreement          for Offset    Pledged (a)     Pledged (a)    Liabilities (c)
-----------------------------------------------------------------------------------------------------------
 Barclays                  $     --             $    --       $ --             $ --           $  --
 Deutsche Bank AG             1,430              (1,430)        --               --              --
 Goldman Sachs & Co.             --                  --         --               --              --
 Morgan Stanley               1,053              (1,053)        --               --              --
-----------------------------------------------------------------------------------------------------------
 Total                     $     --             $    --       $ --             $ --           $  --
-----------------------------------------------------------------------------------------------------------

(a) The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.

(b) Represents the net amount due from the counterparty in the event of default.

(c) Represents the net amount payable to the counterparty in the event of default.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/17 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

7. Additional Disclosures about Derivative Instruments and Hedging Activities

The Portfolio's use of derivatives may subject it to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at June 30, 2017 was as follows:

---------------------------------------------------------------------------------------------------------
   Statement of Assets          Interest                      Foreign                          Commodity
   and Liabilities             Rate Risk      Credit Risk   Exchange Rate     Equity Risk        Risk
---------------------------------------------------------------------------------------------------------
   Assets
     Unrealized appreciation
     of forward foreign
     currency contracts          $ --           $ --         $ 140,254         $     --         $  --
     Unrealized appreciation
     of futures contracts*         --             --                --            4,632            --
---------------------------------------------------------------------------------------------------------
     Total Value                 $ --           $ --         $ 140,254         $  4,632         $  --
---------------------------------------------------------------------------------------------------------
   Liabilities
     Unrealized depreciation
     of forward foreign
     currency contracts          $ --           $ --         $   2,483         $     --         $  --
---------------------------------------------------------------------------------------------------------
     Total Value                 $ --           $ --         $   2,483         $     --         $  --
---------------------------------------------------------------------------------------------------------

*    Reflects unrealized appreciation/depreciation of futures contracts (see
     Note 1I). The current day's variation margin is disclosed on the Statement of Assets and Liabilities.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at June 30, 2017 was as follows:

--------------------------------------------------------------------------------------------------
                                                            Foreign
   Statement of                 Interest                   Exchange                  Commodity
   Operations                  Rate Risk   Credit Risk     Rate Risk   Equity Risk     Risk
--------------------------------------------------------------------------------------------------
   Net realized gain (loss) on
     Futures contracts            $ --        $ --           $  --       $75,900        $ --
     Forward foreign
     currency contracts*            --          --        (301,723)            -          --
--------------------------------------------------------------------------------------------------
     Total Value                  $ --        $ --       $(301,723)      $75,900        $ --
--------------------------------------------------------------------------------------------------
   Change in net unrealized
   appreciation (depreciation) on
     Futures contracts            $ --        $ --       $      --      $ (8,694)       $ --
     Forward foreign
     currency contracts*            --          --         380,393            --          --
--------------------------------------------------------------------------------------------------
     Total Value                  $ --        $ --       $ 380,393      $ (8,694)       $ --
--------------------------------------------------------------------------------------------------

* Included in the amount shown on the Statement of Operations as forward foreign currency contracts and other assets and liabilities denominated in foreign currencies.

8. Results of Shareholder Meeting

At a special meeting held on June 13, 2017, shareholders of the Portfolio were asked to consider the proposals described below. A report of the total votes cast by the Portfolio's shareholders follows:

--------------------------------------------------------------------------------------------------
                                        For          Against          Abstain     Broker Non-Votes
--------------------------------------------------------------------------------------------------
  Proposal 1 - To approve a New
  Management Agreement with
  the Adviser                       1,276,733.376    122,138.239     65,733.748      0.001
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

                                                                  For                   Withhold
--------------------------------------------------------------------------------------------------
  Proposal 2 - To elect Trustees
--------------------------------------------------------------------------------------------------
  David R. Bock                                               54,456,647.995         3,258,595.894
--------------------------------------------------------------------------------------------------
  Benjamin M. Friedman                                        54,442,669.321         3,272,574.568
--------------------------------------------------------------------------------------------------
  Margaret B.W. Graham                                        54,676,097.231         3,039,146.658
--------------------------------------------------------------------------------------------------
  Lisa M. Jones                                               54,709,436.196         3,005,807.693
--------------------------------------------------------------------------------------------------
  Lorraine H. Monchak                                         54,670,996.962         3,044,246.927
--------------------------------------------------------------------------------------------------
  Thomas J. Perna                                             54,595,257.758         3,119,986.131
--------------------------------------------------------------------------------------------------
  Marguerite A. Piret                                         54,695,869.483         3,019,374.406
--------------------------------------------------------------------------------------------------
  Fred J. Ricciardi                                           54,591,971.440         3,123,272.449
--------------------------------------------------------------------------------------------------
  Kenneth J. Taubes                                           54,594,783.037         3,120,460.852
--------------------------------------------------------------------------------------------------

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

Change in Independent Registered Public Accounting Firm

Prior to July 3, 2017 Pioneer Investment Management, Inc. (the "Adviser"), the Portfolio's investment adviser, was an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On that date, UniCredit completed the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the "Transaction"). As a result of the Transaction, the Adviser became an indirect, wholly-owned subsidiary of Amundi. Amundi is controlled by Credit Agricole S.A. Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide.

Deloitte & Touche LLP ("D&T"), the Portfolio's previous independent registered public accounting firm, informed the Audit Committee and the Board that it would no longer be independent with respect to the Portfolio upon the completion of the Transaction as a result of certain services being provided to Amundi and Credit Agricole, and, accordingly, that it intended to resign as the Portfolio's independent registered public accounting firm upon the completion of the Transaction. D&T's resignation was effective on July 3, 2017, when the Transaction was completed.

During the periods as to which D&T has served as the Portfolio's independent registered public accounting firm, including the Portfolio's two most recent fiscal years preceding the fiscal year ended December 31, 2017, D&T's reports on the Portfolio's financial statements have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

Effective immediately following the completion of the Transaction on July 3, 2017, the Board, acting upon the recommendation of the Audit Committee, engaged a new independent registered public accounting firm, Ernst & Young LLP ("EY"), for the Portfolio's fiscal year ended December 31, 2017.

Prior to its engagement, EY had advised the Portfolio's Audit Committee that EY had identified the following matters, in each case relating to services rendered by other member firms of Ernst & Young Global Limited, all of which are located outside the United States, to UniCredit and certain of its subsidiaries during the period commencing July 1, 2016, that it determined to be inconsistent with the auditor independence rules set forth by the Securities and Exchange Commission ("SEC"): (a) project management support services to UniCredit in the Czech Republic, Germany, Italy, Serbia and Slovenia in relation to twenty-two projects, that were determined to be inconsistent with Rule 2-01(c)(4)(vi) of Regulation S-X (management functions); (b) two engagements for UniCredit in Italy where fees were contingent/success based and that were determined to be inconsistent with Rule 2-01(c)(5) of Regulation S-X (contingent fees); (c) four engagements where legal and expert services were provided to UniCredit in the Czech Republic and Germany, and twenty engagements where the legal advisory services were provided to UniCredit in Austria, Czech Republic, Italy and Poland, that were determined to be inconsistent with Rule 2-01(c)(4)(ix) and (x) of Regulation S-X (legal and expert services); and (d) two engagements for UniCredit in Italy involving assistance in the sale of certain assets, that were determined to be inconsistent with Rule 2-01(c)(4)(viii) of Regulation S-X (broker-dealer, investment advisor or investment banking services). None of the foregoing services involved the Portfolio, any of the other funds in the Pioneer Family of Funds or any other Pioneer entity sold by UniCredit in the Transaction.

EY advised the Audit Committee that it had considered the matters described above and had concluded that such matters would not impair EY's ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Portfolio under the SEC and Public Company Accounting Oversight Board independence rules, and that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion. Management and the Audit Committee considered these matters and discussed the matters with EY and, based upon EY's description of the matters and statements made by EY, Management and the Audit Committee believe that EY will be capable of exercising objective and impartial judgment in connection with the audits of the financial statements of the Portfolio, and Management further believes that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion.

Liquidation

The Trustees of Pioneer Variable Contracts Trust have authorized the liquidation of Pioneer Emerging Markets VCT Portfolio. It is anticipated that the Portfolio will be liquidated on or about November 1, 2017. The Portfolio will discontinue accepting requests to purchase shares of the Portfolio on or about October 31, 2017. Prior to the Portfolio's liquidation, all or a substantial portion of the Portfolio's assets may be invested in cash, cash equivalents and debt securities with remaining maturities of less than one year. When invested in such instruments in anticipation of the liquidation, the Portfolio may not be able to achieve its investment objective.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
APPROVAL OF NEW AND INTERIM MANAGEMENT AGREEMENTS
--------------------------------------------------------------------------------

Amundi Pioneer Asset Management, Inc. (Amundi Pioneer), formerly Pioneer Investment Management, Inc., serves as the investment adviser to Pioneer Emerging Markets VCT Portfolio (the Portfolio) pursuant to an investment management agreement between Amundi Pioneer and the Portfolio.

On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world (the "Transaction"). As a result of the Transaction, Amundi Pioneer became an indirect wholly-owned subsidiary of Amundi and Amundi's wholly-owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A. ("PGAM"), a wholly-owned subsidiary of UniCredit S.p.A. ("UniCredit").

Under the Investment Company Act of 1940, the Portfolio's current investment management agreement (the "Current Management Agreement") terminated automatically upon the consummation of the Transaction. In order for Amundi Pioneer to continue to manage the Portfolio after the consummation of the Transaction, the Trustees and shareholders of the Portfolio were required to approve a new investment management agreement for the Portfolio (the "New Management Agreement"). As discussed below, the Board of Trustees of the Portfolio approved the New Management Agreement at a meeting held on March 6-7, 2017. The New Management Agreement was approved by the shareholders of the Portfolio at a meeting held on June 13, 2017. The Board of Trustees of the Portfolio also approved an interim investment management agreement between Amundi Pioneer and the Portfolio (the "Interim Management Agreement") at the March 6-7, 2017 meeting. The Interim Management Agreement would have taken effect upon the closing of the Transaction in the event that the shareholders of the Portfolio did not approve the New Management Agreement.

Board Evaluation of the New and Interim Management Agreements

The Board evaluated the Transaction and the New Management Agreement and Interim Management Agreement for the Portfolio. In connection with their evaluation of the Transaction and the New Management Agreement for the Portfolio, the Trustees requested such information as they deemed reasonably necessary, including: (a) the structure of the Transaction and the strategy underlying the Transaction;
(b) the anticipated benefits of the Transaction to the Portfolio and its shareholders; (c) the post-Transaction plans for Amundi Pioneer, including Amundi's plans for integration of Pioneer Investments and Amundi Pioneer with its existing asset management businesses and plans for the future development of Amundi Pioneer; (d) the effect of the Transaction on the ongoing services provided to the Portfolio, including the need to select a new independent registered public accounting firm for the Portfolio, and any plans to modify the operations of the Portfolio; (e) the stability and continuity of Amundi Pioneer's management and key employees, including compensation and benefits to Amundi Pioneer's key employees, and retention plans and incentive plan structure; (f) the post-Transaction indebtedness and financial resources of Amundi Pioneer; (g) Amundi's legal and operational structure, its principal shareholders and senior management, its investment management, risk management, administrative, legal and compliance functions; (h) certain regulatory matters relating to Amundi's affiliates; and (i) Amundi's commitment to the United States, including the role of Amundi Pioneer in the larger Amundi business.

The Trustees also requested and obtained the following information in connection with their evaluation of the Transaction and the New Management Agreement for the Portfolio: (i) memoranda provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the New Management Agreement; (ii) the qualifications of the investment management teams for the Portfolio, as well as the level of investment by the Portfolio's portfolio managers in the Portfolio; (iii) the Portfolio's management fees and total expense ratios, the financial statements of Amundi Pioneer and its pre- and post-Transaction parent companies, profitability analyses from Amundi Pioneer, and analyses from Amundi Pioneer as to possible economies of scale; (iv) the profitability of the institutional business of Amundi Pioneer and Amundi Pioneer's affiliate, Amundi Pioneer Institutional Asset Management, Inc. ("Amundi Pioneer Institutional") as compared to that of Amundi Pioneer's fund management business; and (v) the differences between the fees and expenses of the Portfolio and the fees and expenses of Amundi Pioneer's and Amundi Pioneer Institutional's institutional accounts, as well as the different services provided by Adviser to the Portfolio and by Amundi Pioneer and Amundi Pioneer Institutional to the institutional accounts. In addition, the Trustees considered the information provided at regularly scheduled meetings throughout the year regarding the Portfolio's performance and risk attributes, including through meetings with investment management personnel, and took into account other information related to the Portfolio provided to the Trustees at regularly scheduled meetings. The Trustees also considered information they had received in their review of the continuance of the Current Management Agreement for the Portfolio in September 2016.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
APPROVAL OF NEW AND INTERIM MANAGEMENT AGREEMENTS (continued)
--------------------------------------------------------------------------------

At meetings held on January 9, 2017 and January 10, 2017, the Trustees met with representatives of Amundi and PGAM, including separate meetings of the Trustees who are not "interested persons" of the Fund Complex ("Independent Trustees") and counsel with representatives of Amundi and PGAM, and subsequently with representatives of Amundi. In those meetings, they received an extensive presentation from the representatives of Amundi, including the chief executive officer of Amundi, describing Amundi's background and history, its global asset management activities, the growth of its business, and its status as the largest asset management firm in Europe and one of the largest globally; its capital structure and financial resources, including information as to the financing of the Transaction; its principal investors, including its majority investor Credit Agricole S.A., and Credit Agricole's long-term commitment to the asset management business; the philosophy and strategy underlying the Transaction and the complementarity of Amundi's and Pioneer Investments' respective asset management businesses; Amundi's various operating and investment committees and how they would likely interact with Amundi Pioneer; the proposed integration process, including the progress to date and the establishment of various integration work streams; Amundi's plans for management of Amundi Pioneer; Amundi's philosophy as to compensation of key employees and its general intentions with respect to incentive plans for key employees of Amundi Pioneer; Amundi's preliminary plans to achieve cost and other synergies; and opportunities to further develop the business of Amundi Pioneer and Amundi Pioneer Institutional, including in the area of institutional asset management, and how that would benefit shareholders of the Pioneer Funds.

In those meetings, the representatives of Amundi confirmed their intention that the Chief Executive Officer and Chief Investment Officer of Amundi Pioneer would remain in their current positions, and confirmed that they do not currently foresee major changes in the day-to-day investment management operations of Amundi Pioneer with respect to the Portfolio as a direct result of the Transaction. They discussed incentive arrangements for key personnel that would continue after the closing of the Transaction and their plans to establish a new long-term incentive plan following the closing. They also generally discussed ways in which Amundi Pioneer could potentially draw on the expanded global resources of Amundi post-Transaction. At those meetings, the Independent Trustees identified certain areas to which they requested further information, including as to trading and execution of securities transactions, research and portfolio management and potential changes in investment process, particularly where asset classes managed by Amundi Pioneer would overlap with asset classes managed by Amundi, the continued availability of resources currently at Pioneer Investments or elsewhere within Amundi to assist in management of certain Funds, and any anticipated significant changes in operations. The Independent Trustees considered the uncertainty as to whether the Portfolio's independent registered public accounting firm could continue to act in that capacity after the closing of the Transaction. The Independent Trustees also met with counsel to review the information they had received to date and to discuss next steps.

Subsequently, the Trustees received further information from Amundi, including written responses to questions raised by the Independent Trustees, and received from Amundi Pioneer the information requested of it. The Independent Trustees reviewed the information provided with counsel at telephonic meetings held on February 16, 2017 and February 27, 2017. The Trustees held a special in-person Board meeting on March 6-7, 2017 for further consideration of the New Management Agreements, the Interim Management Agreements and the Transaction. The Trustees met again with senior executives of Amundi at the March 6-7, 2017 meeting.

At the March 6-7, 2017 meeting, based on their evaluation of the information provided by Amundi Pioneer and Amundi, the Trustees including the Independent Trustees voting separately, approved the New Management Agreement and the Interim Management Agreement for the Portfolio. In considering the New Management Agreement for the Portfolio, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in their determinations. The Trustees considered the same factors with respect to the Interim Management Agreement for the Portfolio.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by Amundi Pioneer to the Portfolio and that are expected to be provided by Amundi Pioneer to the Portfolio following the consummation of the Transaction. The Trustees reviewed the terms of the New Management Agreement, and noted that such terms are substantially similar to the terms of the Current Management Agreement, except for different execution dates, effective dates and termination dates. The Trustees reviewed Amundi Pioneer's investment approach for the Portfolio and its research process. The Trustees considered the resources of Amundi Pioneer and the personnel of Amundi Pioneer who provide investment management services to the Portfolio. They also reviewed the amount of non-investment resources and personnel of Amundi

Pioneer Emerging Markets VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

Pioneer that are involved in Amundi Pioneer's services to the Portfolio, including Amundi Pioneer's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by Amundi Pioneer's senior management to the Pioneer Fund complex.

The Trustees considered that Amundi Pioneer supervises and monitors the performance of the Portfolio's service providers and provides the Portfolio with personnel (including Portfolio officers) and other resources that are necessary for the Portfolio's business management and operations and that Amundi Pioneer would continue to provide those investment management and research services and resources to the Portfolio following the consummation of the Transaction. The Trustees also considered that, as administrator, Amundi Pioneer would continue to be responsible for the administration of the Portfolio's business and other affairs. The Trustees considered the fees to be paid to Amundi Pioneer for the provision of administration services.

The Trustees considered that Deloitte & Touche LLP informed the Board that it would no longer be independent with respect to the Portfolio upon the completion of the Transaction and, accordingly, that it would be necessary for the Board to engage a new independent registered public accounting firm for the Portfolio.

The Trustees considered that the Transaction was not expected to have a material adverse impact on the nature, scope and overall quality of services provided to the Portfolio and its shareholders, including investment management, risk management, administrative, compliance, legal and other services, as a result of the Transaction.

In that regard, the Trustees considered that Amundi is one of the largest asset managers globally, and that Amundi Pioneer may have access to additional research and portfolio management capabilities as a result of the Transaction and that Amundi Pioneer, as part of Amundi, is expected to have an enhanced global presence that may contribute to an increase in the overall scale and resources of Amundi Pioneer. Furthermore, in considering whether the Transaction would be expected to have a material adverse impact on the nature, scope and overall quality of services provided to the Portfolio and its shareholders, the Trustees considered the statements by representatives of Amundi that they expect the Chief Executive Officer and Chief Investment Officer of Amundi Pioneer to remain in their current positions and that they do not currently foresee major changes in the day-to-day investment management operations of Amundi Pioneer as a direct result of the Transaction, or the risk management, legal or compliance services provided by Amundi Pioneer, with respect to the Portfolio. They further considered the current incentive arrangements for key personnel of Amundi Pioneer that would continue after the closing of the Transaction. They also noted Amundi's stated intention to establish a new long-term incentive plan following the closing.

The Trustees also took into account their experience in evaluating the proposed combination of Pioneer Investments and Santander Asset Management, which was announced in September, 2014 and abandoned in July, 2016. In light of, among other things, this experience, the Trustees determined that they were not able to identify any realistic alternatives to approving the New Management Agreement that would provide the level of services to the Portfolio and its shareholders that are expected to be provided by Amundi Pioneer after the closing of the Transaction.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that Amundi Pioneer would continue to provide to the Portfolio under the New Management Agreement would be satisfactory and consistent with the terms of the New Management Agreement.

Performance of the Portfolio

In considering the Portfolio's performance, the Trustees regularly reviewed and discussed throughout the year data prepared by Amundi Pioneer and information comparing the Portfolio's performance with the performance of its peer group of funds, as classified by each of Morningstar, Inc. (Morningstar) and Lipper, and the performance of the Portfolio's benchmark index. They also discussed the Portfolio's performance with Amundi Pioneer on a regular basis.

The Trustees discussed the Portfolio's performance with Amundi Pioneer on a more frequent basis in light of the Portfolio's unfavorable performance compared to its benchmark index and peers over certain periods. The Trustees noted Amundi Pioneer's explanation for the Portfolio's relative performance and the steps taken by Amundi Pioneer to address the Portfolio's performance, including increasing the diversification of the Portfolio's portfolio, investing in larger capitalization companies and reducing the Portfolio's tracking error relative to its benchmark. It also was noted that the Portfolio's recent performance was improved relative to its peer group.

The Trustees' regular reviews and discussions, including the steps taken by Amundi Pioneer to address the Portfolio's performance, were factored into the Trustees' deliberations concerning the approval of the New Management Agreement.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
APPROVAL OF NEW AND INTERIM MANAGEMENT AGREEMENTS                    (continued)
--------------------------------------------------------------------------------

Management Fee and Expenses

The Trustees noted that the stated management fees to be paid by the Portfolio are identical under the Current Management Agreement and the New Management Agreement. The Trustees considered information showing the fees and expenses of the Portfolio in comparison to the management fees and expense ratios of its peer group of Portfolios as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. In all quintile rankings referred to below, first quintile is most favorable to the Portfolio's shareowners. To the extent applicable, the Trustees also considered the impact of transfer agency, sub-transfer agency, and other non-management fee expenses on the expense ratios of the Portfolio. The Trustees noted that they separately review the Portfolio's transfer agency, sub-transfer agency and intermediary arrangements and that the results of the most recent such review were considered in the consideration of the Portfolio's expense ratio.

The Trustees considered that the Portfolio's management fee as of September 30, 2016 was in the fifth quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees considered the Portfolio's relatively small asset size compared to most of the other funds in its peer groups. The Trustees considered that the expense ratio of the Portfolio's Class II shares as of September 30, 2016 was in the fifth quintile relative to its Morningstar category and in the fifth quintile relative to its Strategic Insight peer group, in each case for the comparable period. The Trustees considered the impact of the Portfolio's non-management fee expenses on the expense ratios of the Portfolio, noting that non-management fee operating expenses generally are spread over a smaller asset base than the other funds in its peer groups, which results in these fees being significantly higher as a percentage of assets.

The Trustees reviewed management fees charged by Amundi Pioneer and Amundi Pioneer Institutional to institutional and other clients, including publicly offered European funds sponsored by Amundi Pioneer's affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered Amundi Pioneer's costs in providing services to the Portfolio and Amundi Pioneer's and Amundi Pioneer Institutional's costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with Amundi Pioneer's and Amundi Pioneer Institutional's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Portfolio and other client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Portfolio and considered that, under both the Current Management Agreement and the New Management Agreement, Amundi Pioneer would perform additional services for the Portfolio that it does not provide to those other clients or services that are broader in scope, including oversight of the Portfolio's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Portfolio is subject. The Trustees also considered the different risks associated with Amundi Pioneer's management of the Portfolio and Amundi Pioneer's and Amundi Pioneer Institutional's management of the other client accounts.

The Trustees concluded that the management fee payable by the Portfolio to Amundi Pioneer was reasonable in relation to the nature and quality of the services to be provided by Amundi Pioneer.

Profitability

The Trustees considered information provided by Amundi Pioneer regarding the profitability of Amundi Pioneer with respect to the advisory services provided by Amundi Pioneer to the Portfolio, including the methodology used by Amundi Pioneer in allocating certain of its costs to the management of the Portfolio. The Trustees also considered Amundi Pioneer's profit margin in connection with the overall operation of the Portfolio. They further reviewed the financial results, including the profit margins, realized by Amundi Pioneer and Amundi Pioneer Institutional from non-fund businesses. The Trustees considered Amundi Pioneer's profit margins with respect to the Portfolio in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that Amundi Pioneer's profitability with respect to the management of the Portfolio was not unreasonable.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

Economies of Scale

The Trustees considered Amundi Pioneer's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Portfolio and Portfolio shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by Amundi Pioneer in research and analytical capabilities and Amundi Pioneer's commitment and resource allocation to the Portfolio. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Portfolio.

Other Benefits

The Trustees considered the other benefits that Amundi Pioneer enjoys from its relationship with the Portfolio. The Trustees considered the character and amount of fees paid or to be paid by the Portfolio, other than under the Current Management Agreement or the New Management Agreement, for services provided by Amundi Pioneer and its affiliates. The Trustees further considered the revenues and profitability of Amundi Pioneer's businesses other than the Portfolio business. To the extent applicable, the Trustees also considered the benefits to the Portfolio and to Amundi Pioneer and its affiliates from the use of "soft" commission dollars generated by the Portfolio to pay for research and brokerage services.

The Trustees considered that following the completion of the Transaction, Amundi Pioneer will be the principal U.S. asset management business of Amundi, and that Amundi's worldwide asset management business will manage over $1.38 trillion in assets (including the Pioneer Funds). This may create opportunities for Amundi Pioneer, Amundi Pioneer Institutional and Amundi that derive from Amundi Pioneer's relationships with the Portfolio, including Amundi's ability to market the services of Amundi Pioneer globally. The Trustees noted that Amundi Pioneer may have access to additional research capabilities as a result of the Transaction and Amundi's enhanced global presence that may contribute to an increase of the overall scale of Amundi Pioneer. The Trustees considered that Amundi Pioneer and the Portfolio are expected to receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Portfolio, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Amundi Pioneer as a result of its relationship with the Portfolio were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the New Management Agreement and the Interim Management Agreement for the Portfolio, including the fees payable thereunder, were fair and reasonable and voted to approve the New Management Agreement and the Interim Management Agreement, and to recommend that shareholders approve the New Management Agreement.

                                This page is for your notes.
32

                                This page is for your notes.

                                This page is for your notes.

                                This page is for your notes.

                                This page is for your notes.

[LOGO] Amundi Pioneer
       ==============
     ASSET MANAGEMENT

Pioneer Variable Contracts Trust

Officers                                               Trustees
Lisa M. Jones, President and Chief Executive Officer   Thomas J. Perna, Chairman
Mark E. Bradley, Treasurer and Chief Financial Officer David R. Bock
Christopher J. Kelley, Secretary and Chief Legal       Benjamin M. Friedman
Officer                                                Margaret B.W. Graham
                                                       Lisa M. Jones
                                                       Lorraine H. Monchak
                                                       Marguerite A. Piret
                                                       Fred J. Ricciardi
                                                       Kenneth J. Taubes

Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.,
formerly Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Amundi Pioneer Distributor, Inc.,
formerly Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Boston Financial Data Services, Inc.

[LOGO] Amundi Pioneer
       ==============
     ASSET MANAGEMENT

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                                                                   19618-11-0817

                                                           [LOGO] Amundi Pioneer
                                                                  ==============
                                                                ASSET MANAGEMENT

                                                PIONEER VARIABLE CONTRACTS TRUST

                   Pioneer Equity Income VCT Portfolio -- Class I and II Shares

                                                               SEMIANNUAL REPORT

                                                                   June 30, 2017

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST

Table of Contents
--------------------------------------------------------------------------------

Pioneer Equity Income VCT Portfolio

  Portfolio and Performance Update                                             2

  Comparing Ongoing Portfolio Expenses                                         3

  Portfolio Management Discussion                                              4

  Schedule of Investments                                                      8

  Financial Statements                                                        12

  Notes to Financial Statements                                               17

  Additional Information                                                      21

  Approval of New and Interim Management Agreements                           22

  Trustees, Officers and Service Providers                                    29

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/17
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                                         87.8%
International Common Stocks                                                 8.9%
Depositary Receipts for International Stocks                                3.3%

Sector Distribution
(As a percentage of long-term holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financials                                                                 23.6%
Consumer Staples                                                           16.0%
Health Care                                                                 9.8%
Consumer Discretionary                                                      9.4%
Utilities                                                                   9.2%
Materials                                                                   8.6%
Information Technology                                                      7.6%
Energy                                                                      6.9%
Industrials                                                                 5.1%
Real Estate                                                                 2.5%
Telecommunication Services                                                  1.3%

Five Largest Holdings
(As a percentage of long-term holdings)*

--------------------------------------------------------------------------------
1. The PNC Financial Services Group, Inc.                                  2.55%
--------------------------------------------------------------------------------
2. State Street Corp.                                                      2.37
--------------------------------------------------------------------------------
3. Bank of America Corp.                                                   2.04
--------------------------------------------------------------------------------
4. Exxon Mobil Corp.                                                       2.03
--------------------------------------------------------------------------------
5. Cedar Fair LP                                                           2.02
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/17
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share

                                                6/30/17                 12/31/16
Class I                                         $29.73                   $31.25
Class II                                        $29.92                   $31.43

                                Net
Distributions per Share         Investment      Short-Term         Long-Term
(1/1/17 - 6/30/17)              Income          Capital Gains      Capital Gains
Class I                         $0.2800         $0.0115            $2.7075
Class II                        $0.2400         $0.0115            $2.7075

================================================================================
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Class I and II shares of Pioneer Equity Income VCT Portfolio at net asset value during the periods shown, compared to that of the Russell 1000 Value Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                Pioneer           Pioneer
                Equity            Equity
                Income VCT        Income VCT
                Portfolio         Portfolio            Russell 1000
Date            Class I           Class II             Value Index
6/07            $10,000           $10,000               $10,000
6/08            $ 8,639           $ 8,617               $ 8,122
6/09            $ 6,155           $ 6,125               $ 5,764
6/10            $ 7,276           $ 7,221               $ 6,740
6/11            $ 9,643           $ 9,545               $ 8,690
6/12            $ 9,861           $ 9,735               $ 8,951
6/13            $11,826           $11,646               $11,218
6/14            $14,505           $14,249               $13,889
6/15            $15,087           $14,783               $14,463
6/16            $16,534           $16,161               $14,877
6/17            $19,105           $18,630               $17,187

The Russell 1000 Value Index is an unmanaged index that measures the performance of large-cap U.S. value stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

================================================================================
Average Annual Total Returns
(As of June 30, 2017)

--------------------------------------------------------------------------------
                                                                    Russell 1000
                              Class I           Class II             Value Index
--------------------------------------------------------------------------------
10 years                       6.69%               6.42%                   5.57%
5 years                       14.14%              13.86%                  13.94%
1 year                        15.55%              15.28%                  15.53%

All total returns shown assume reinvestment of distributions at net asset value. The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Equity Income VCT Portfolio

Based on actual returns from January 1, 2017 through June 30, 2017.

Share Class                                       I                        II
--------------------------------------------------------------------------------
Beginning Account Value on 1/1/17              $1,000.00               $1,000.00
Ending Account Value on 6/30/17                $1,047.50               $1,046.30
Expenses Paid During Period*                   $    3.60               $    4.87

* Expenses are equal to the Portfolio's annualized net expense ratio of 0.71% and 0.96% for Class I and II shares respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Equity Income VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2017 through June 30, 2017.

Share Class                                       I                       II
--------------------------------------------------------------------------------
Beginning Account Value on 1/1/17              $1,000.00               $1,000.00
Ending Account Value on 6/30/17                $1,021.27               $1,020.03
Expenses Paid During Period*                   $    3.56               $    4.81

* Expenses are equal to the Portfolio's annualized net expense ratio of 0.71% and 0.96% for Class I and II shares respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/17
--------------------------------------------------------------------------------

A Word About Risk:

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

The Portfolio invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Call 800-688-9915 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Important Note: On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world. Amundi, one of the world's largest asset managers, is headquartered in Paris, France. As a result of the transaction, Pioneer Investment Management, Inc., the Portfolio's investment adviser, became an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A., a wholly owned subsidiary of UniCredit S.p.A.

In connection with the transaction, the names of the Portfolio's investment adviser and principal underwriter changed. Effective July 3, 2017, the name of Pioneer Investment Management, Inc. changed to Amundi Pioneer Asset Management, Inc. and the name of Pioneer Funds Distributor, Inc. changed to Amundi Pioneer Distributor, Inc.

This transaction does not impact your existing relationship with Pioneer Investments or the methods you use to communicate with us, as the contact telephone numbers and services you expect will remain the same. We are excited, however, to be launching a new website representing the combined company. Come visit us at: www.amundipioneer.com.

In the following interview, John Carey, Executive Vice President and a portfolio manager at Amundi Pioneer Asset Management, Inc. ("Amundi Pioneer"), discusses the investment environment during the six-month period ended June 30, 2017, and Pioneer Equity Income VCT Portfolio's performance during the period. Mr. Carey is responsible for the day-today management of Pioneer Equity Income VCT Portfolio, along with Walter Hunnewell, Jr., a vice president and a portfolio manager at Amundi Pioneer.

Q: How did the Portfolio perform during the six-month period ended June 30, 2017?

A: Pioneer Equity Income VCT Portfolio's Class I shares returned 4.75% at net asset value during the six-month period ended June 30, 2017, and Class II shares returned 4.63%, while the Portfolio's benchmark, the Russell 1000 Value Index (the Russell Index), returned 4.66%. During the same period, the average return of the 76 variable portfolios in Lipper's Equity Income Underlying Funds category was 5.91%.

Q: How would you describe the market environment for equities during the six-month period ended June 30, 2017, particularly for the types of equities deemed appropriate for the Portfolio?

A: Stocks did well during the six months ended June 30, 2017. Investors took heart from a resumption in corporate-earnings growth and also welcomed the November 2016 U.S. election results and the possibility of business-friendly tax-and-regulatory policy as well as increased Federal infrastructure spending. While some industries, such as auto manufacturing and traditional "brick-and-mortar" retailing, showed declines, many industries saw accelerated growth as the economy appeared to get a "second wind." Energy, with higher oil prices than a year earlier, saw much better earnings; information technology rode the waves of greater semiconductor penetration of rafts of consumer and

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

     industrial products and growth in usage of "the cloud" for storage of data of all types; and industrials responded positively to the pick-up in economic activity not only in the U.S., but also internationally.

     For the types of stocks typically owned by Pioneer Equity Income VCT Portfolio, the period was generally very good. While value stocks rose less than growth names, they still posted strong returns. For the six months ended June 30, 2017, the Portfolio's benchmark, the Russell 1000 Value Index, achieved a total return of 4.66%, versus the 13.99% total return for the Russell 1000 Growth Index. The gain by growth stocks over value came largely in the latter part of the period. With the expected pro-business legislation apparently stalled in Congress as well as apparent disarray in the new administration, investors began shying away from stocks they perceived to be more cyclical and economically sensitive and concentrating their investments in some of the large companies, especially in information technology, they regarded as having more proven and secure earnings prospects. That development dampened returns for many of the portfolio's holdings as we moved past June 30 and into the second six months of the Portfolio's fiscal year.

Q: The Portfolio slightly outperformed the Russell Index benchmark during the six-month period ended June 30, 2017. Could you please discuss the major reasons for the Portfolio's benchmark-relative outperformance and discuss any investments or strategies that meaningfully underperformed during the period?

A: The Portfolio experienced negative performance attribution from adverse stock selection results in consumer staples, but that was more than offset by favorable sector allocation results, particularly underweights to the sharply underperforming energy and telecom-services sectors.

     With respect to individual portfolio holdings, Cedar Fair (consumer discretionary), Astrazeneca (health care), and Microchip Technology (information technology), among others, recorded positive performance attribution relative to the Portfolio's benchmark, just ever so slightly greater than the negative attribution of the worst-performing holdings, which included Occidental Petroleum (energy), Kroger (consumer staples), and Anadarko Petroleum (energy).

Q: What changes did you make to the Portfolio during the six-month period ended June 30, 2017?

A: During the six months, we added 15 positions to the Portfolio and liquidated 15. Improving conditions in the energy sector led to our reinvesting in several oil-and-gas names, including Apache and Enbridge. With the possibility of an upturn in the rate of economic growth, we felt comfortable investing more in consumer-oriented companies, including Carter's (clothes for babies and children) and Procter & Gamble (household and personal-care products).The strength in information technology guided us towards HP (computers and printers) and Texas Instruments (semiconductors). Among other new entries in

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/17                              (continued)
--------------------------------------------------------------------------------

     the portfolio were PPG (paints and coatings as well as glass), SL Green Realty (office buildings in New York City), and T. Rowe Price Group (mutual funds and other money management).

     On the sale side, we eliminated Portfolio positions we thought had either reached fair value or no longer held the investment potential we estimated for them at time of purchase. In the former category were Accenture, Eli Lilly, and Norfolk Southern, among others; and in the latter category were Outfront Media and General Electric. One stock in the portfolio, Mead Johnson, received a premium acquisition offer from the British company Reckitt Benckiser Group, and we elected to book profits shortly afterwards.

Q: Did the Portfolio hold any derivatives during the six-month period ended June 30, 2017?

A:   No, the Portfolio held no derivatives during the period.

Q: The Portfolio typically places emphasis on dividend-paying* stocks. Would you describe the environment for dividends as positive or negative during the six-month period ended June 30, 2017?

A: Investors continued to display decent interest in dividend-paying stocks during the six months, though current yields on bonds grew more competitive as the period progressed.

     In advance of expected interest-rate increases by the Federal Reserve
     (the Fed), bond markets pushed current yields higher on intermediate and longer-term U.S. Treasuries and investment-grade corporate bonds. In the Portfolio, we have always aimed for attractive total return, from both dividends and share-price appreciation, but some investors focus only or mainly on current yield, meaning there's been some greater competition of late for the investor's dollar. Otherwise, too, companies have kept to their patterns of combining dividend payouts with share repurchases. Our approach in this rather more challenging situation is to continue our emphasis on owning shares of companies with the capability of raising their dividends over time and the stated corporate objective of paying steady dividends.

Q:   What is your outlook for equities at the midway point of calendar year
     2017?

A: Over the past several years, many companies have shown higher earnings than sales growth. They have achieved the higher earnings through cutting costs, engineering efficiencies in manufacturing and distribution, repurchasing shares, enlarging scale through mergers and acquisitions, and aggressive tax strategies. We do not think that there is a lot more that can be done along those lines, and that indeed the accompanying slowness in capital spending is beginning to catch up with companies and hamper their ability to expand productivity. For a while after the November elections the markets appeared to think that it was "cavalry to the rescue," but more recently companies appear to be coming around to the idea that it may be status quo in regard to tax, trade, regulatory, and healthcare policy through at

*    Dividends are not guaranteed.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

     least much of the remainder of this calendar year, if not longer. We believe that that recognition is behind the outperformance of growth stocks versus value. Investors often feel better about holding stocks of companies with demonstrated, apparently more secure earnings profiles in uncertain economic times than stocks of the more cyclical and economically-sensitive companies that populate the value universe.

     With so much market attention directed towards "larger-picture" circumstances and trends, we of course pay attention to the news and do what we think is prudent in regard to balancing of the portfolio's risks. However, we do think that a concentration on what we would characterize as higher-quality, dividend-paying, value stocks remains a potentially worthwhile approach for the Portfolio's shareholders. If anything, the almost hyper-attentiveness of the market to stocks of the leading growth names has seemed to make available for us a broader array of potentially interesting buying opportunities within the corners of the market we prefer.

     Thank you for your continued interest and support.

     Please refer to the Schedule of Investments on pages 8 to 11 for a full listing of Portfolio securities.

     Past performance is no guarantee of future results.

     Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of opinion as of the date of this report.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/17 (UNAUDITED)
--------------------------------------------------------------------------------

Shares                                                                     Value
             COMMON STOCKS - 99.7%
             Energy - 7.0%
             Integrated Oil & Gas - 3.6%
  18,433     Chevron Corp.                                         $   1,923,115
  90,401     Exxon Mobil Corp.                                         7,298,073
  63,818     Occidental Petroleum Corp.                                3,820,784
                                                                   -------------
                                                                   $  13,041,972
                                                                   -------------
             Oil & Gas Exploration &
             Production - 1.9%
  49,174     Anadarko Petroleum Corp.                              $   2,229,549
  62,353     Apache Corp.                                              2,988,579
  35,180     ConocoPhillips                                            1,546,513
                                                                   -------------
                                                                   $   6,764,641
                                                                   -------------
             Oil & Gas Refining &
             Marketing - 1.2%
  51,408     Phillips 66                                           $   4,250,928
                                                                   -------------
             Oil & Gas Storage &
             Transportation - 0.3%
  25,088     Enbridge, Inc.                                        $     998,753
                                                                   -------------
             Total Energy                                          $  25,056,294
                                                                   -------------
             Materials - 8.6%
             Specialty Chemicals - 3.0%
  42,885     Celanese Corp.                                        $   4,071,502
     840     Givaudan SA                                               1,680,000
  28,255     HB Fuller Co.                                             1,444,113
  33,494     Johnson Matthey Plc                                       1,251,731
  21,873     PPG Industries, Inc.                                      2,405,155
                                                                   -------------
                                                                   $  10,852,501
                                                                   -------------
             Aluminum - 1.1%
  45,703     Kaiser Aluminum Corp.                                 $   4,045,630
                                                                   -------------
             Diversified Metals &
             Mining - 1.8%
  52,689     BHP Billiton, Ltd. (A.D.R.)                           $   1,875,202
  41,488     Compass Minerals International, Inc.                      2,709,166
  48,210     Materion Corp.                                            1,803,054
                                                                   -------------
                                                                   $   6,387,422
                                                                   -------------
             Copper - 0.6%
  65,067     Southern Copper Corp.                                 $   2,253,270
                                                                   -------------
             Steel - 2.1%
  72,808     Nucor Corp.                                           $   4,213,399
  45,263     Reliance Steel & Aluminum Co.                             3,295,599
                                                                   -------------
                                                                   $   7,508,998
                                                                   -------------
             Total Materials                                       $  31,047,821
                                                                   -------------
             Capital Goods - 4.1%
             Aerospace & Defense - 1.4%
  30,879     Raytheon Co.                                          $   4,986,341
                                                                   -------------
             Industrial Machinery - 2.1%
  57,549     Ingersoll-Rand Plc                                    $   5,259,403
  95,518     The Gorman-Rupp Co.                                       2,432,843
                                                                   -------------
                                                                   $   7,692,246
                                                                   -------------
             Trading Companies &
             Distributors - 0.6%
  32,658     Wolseley Plc                                          $   2,003,540
                                                                   -------------
             Total Capital Goods                                   $  14,682,127
                                                                   -------------
             Commercial Services &
             Supplies - 1.0%
             Office Services &
             Supplies - 0.7%
  33,290     MSA Safety, Inc.                                      $   2,702,149
                                                                   -------------
             Human Resource & Employment
             Services - 0.3%
  16,293     Randstad Holding NV                                   $     951,336
                                                                   -------------
             Total Commercial Services &
             Supplies                                              $   3,653,485
                                                                   -------------
             Automobiles &
             Components - 1.0%
             Auto Parts & Equipment - 1.0%
  89,610     BorgWarner, Inc.                                      $   3,795,880
                                                                   -------------
             Total Automobiles &
             Components                                            $   3,795,880
                                                                   -------------
             Consumer Durables &
             Apparel - 1.4%
             Apparel, Accessories &
             Luxury Goods - 1.4%
  24,195     Carter's, Inc.                                        $   2,152,145
  50,490     VF Corp.                                                  2,908,224
                                                                   -------------
                                                                   $   5,060,369
                                                                   -------------
             Total Consumer Durables &
             Apparel                                               $   5,060,369
                                                                   -------------
             Consumer Services - 3.8%
             Hotels, Resorts &
             Cruise Lines - 1.4%
   8,696     Intercontinental Hotels Group (A.D.R.)                $     482,889
  80,236     Intercontinental Hotels Group Plc                         4,456,591
                                                                   -------------
                                                                   $   4,939,480
                                                                   -------------
             Leisure Facilities - 2.0%
 100,643     Cedar Fair LP                                         $   7,256,360
                                                                   -------------
             Restaurants - 0.4%
   8,607     Cracker Barrel Old Country Store, Inc.                $   1,439,521
                                                                   -------------
             Total Consumer Services                               $  13,635,361
                                                                   -------------
             Media - 2.7%
             Broadcasting - 1.3%
  48,534     CBS Corp. (Class B)                                   $   3,095,499
  23,129     Scripps Networks Interactive, Inc.                        1,579,942
                                                                   -------------
                                                                   $   4,675,441
                                                                   -------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

Shares                                                                     Value
             Movies & Entertainment - 0.5%
  83,710     Regal Entertainment Group                             $   1,712,707
                                                                   -------------
             Publishing - 0.9%
  20,281     John Wiley & Sons, Inc. (Class A)                     $   1,069,823
  37,409     Meredith Corp.                                            2,223,965
                                                                   -------------
                                                                   $   3,293,788
                                                                   -------------
             Total Media                                           $   9,681,936
                                                                   -------------
             Retailing - 0.5%
             Department Stores - 0.5%
  34,518     Nordstrom, Inc.                                       $   1,650,996
                                                                   -------------
             Total Retailing                                       $   1,650,996
                                                                   -------------
             Food & Staples Retailing - 2.1%
             Food Retail - 0.7%
 116,507     The Kroger Co.                                        $   2,716,943
                                                                   -------------
             Hypermarkets &
             Super Centers - 1.4%
  65,785     Wal-Mart Stores, Inc.                                 $   4,978,609
                                                                   -------------
             Total Food & Staples Retailing                        $   7,695,552
                                                                   -------------
             Food, Beverage &
             Tobacco - 11.9%
             Soft Drinks - 2.2%
  59,346     Dr. Pepper Snapple Group, Inc.                        $   5,407,014
  56,493     The Coca-Cola Co.                                         2,533,711
                                                                   -------------
                                                                   $   7,940,725
                                                                   -------------
             Packaged Foods & Meats - 9.7%
   6,853     Calavo Growers, Inc.                                  $     473,200
  43,499     Campbell Soup Co.                                         2,268,473
     355     Chocoladefabriken Lindt & Spruengli AG                    2,058,186
  78,886     Conagra Brands, Inc.                                      2,820,963
  72,499     General Mills, Inc.                                       4,016,445
  13,624     John B Sanfilippo & Son, Inc.                               859,811
  61,209     Kellogg Co.                                               4,251,577
  39,283     Lamb Weston Holdings, Inc.                                1,730,023
  17,617     McCormick & Co., Inc.                                     1,717,834
 131,966     Mondelez International, Inc.                              5,699,612
  89,264     Pinnacle Foods, Inc.                                      5,302,282
  35,743     The Hershey Co.                                           3,837,726
                                                                   -------------
                                                                   $  35,036,132
                                                                   -------------
             Total Food, Beverage &
             Tobacco                                               $  42,976,857
                                                                   -------------
             Household & Personal
             Products - 1.9%
             Household Products - 1.9%
  21,566     The Clorox Co.                                        $   2,873,454
  47,030     The Procter & Gamble Co.                                  4,098,664
                                                                   -------------
                                                                   $   6,972,118
                                                                   -------------
             Total Household & Personal
             Products                                              $   6,972,118
                                                                   -------------
             Health Care Equipment &
             Services - 3.5%
             Health Care Equipment - 2.7%
   34,616    Becton Dickinson and Co.                              $   6,753,928
  177,706    Smith & Nephew Plc                                        3,064,989
                                                                   -------------
                                                                   $   9,818,917
                                                                   -------------
             Health Care Distributors - 0.8%
   85,185    Owens & Minor, Inc.                                   $   2,742,105
                                                                   -------------
             Total Health Care Equipment &
             Services                                              $  12,561,022
                                                                   -------------
             Pharmaceuticals, Biotechnology
             & Life Sciences - 6.4%
             Pharmaceuticals - 6.4%
  165,765    AstraZeneca Plc (A.D.R.)                              $   5,650,929
   80,460    GlaxoSmithKline Plc (A.D.R.)                              3,469,435
   31,398    Johnson & Johnson                                         4,153,641
  101,624    Merck & Co., Inc.                                         6,513,082
   50,572    Zoetis, Inc.                                              3,154,681
                                                                   -------------
                                                                   $  22,941,768
                                                                   -------------
             Total Pharmaceuticals,
             Biotechnology & Life Sciences                         $  22,941,768
                                                                   -------------
             Banks - 7.9%
             Diversified Banks - 5.4%
  302,322    Bank of America Corp.                                 $   7,334,332
   75,441    JPMorgan Chase & Co.                                      6,895,307
   98,428    US Bancorp                                                5,110,382
                                                                   -------------
                                                                   $  19,340,021
                                                                   -------------
             Regional Banks - 2.5%
   73,337    The PNC Financial Services Group, Inc.                $   9,157,590
                                                                   -------------
             Total Banks                                           $  28,497,611
                                                                   -------------
             Diversified Financials - 11.7%
             Consumer Finance - 2.5%
   61,037    American Express Co.                                  $   5,141,757
   61,181    Discover Financial Services, Inc.                         3,804,846
                                                                   -------------
                                                                   $   8,946,603
                                                                   -------------
             Asset Management &
             Custody Banks - 7.7%
  132,796    Invesco, Ltd.                                         $   4,673,091
   38,892    Northern Trust Corp.                                      3,780,691
   94,846    State Street Corp.                                        8,510,532
   70,079    T. Rowe Price Group, Inc.                                 5,200,563
  112,213    The Bank of New York Mellon Corp.                         5,725,107
                                                                   -------------
                                                                   $  27,889,984
                                                                   -------------
             Investment Banking &
             Brokerage - 1.5%
  118,548    Morgan Stanley Co.                                    $   5,282,499
                                                                   -------------
             Total Diversified Financials                          $  42,119,086
                                                                   -------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/17 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

Shares                                                                     Value
             Insurance - 3.9%
             Life & Health Insurance - 2.6%
   71,861    Lincoln National Corp.                                $   4,856,366
  123,572    Sun Life Financial, Inc.                                  4,417,699
                                                                   -------------
                                                                   $   9,274,065
                                                                   -------------
             Multi-line Insurance - 1.3%
   91,850    The Hartford Financial Services
             Group, Inc.                                           $   4,828,554
                                                                   -------------
             Total Insurance                                       $  14,102,619
                                                                   -------------
             Software & Services - 0.5%
             IT Consulting & Other
             Services - 0.5%
   33,796    Leidos Holdings, Inc.                                 $   1,746,915
                                                                   -------------
             Total Software & Services                             $   1,746,915
                                                                   -------------
             Technology Hardware &
             Equipment - 2.7%
             Communications
             Equipment - 1.0%
  114,271    Cisco Systems, Inc.                                   $   3,576,682
                                                                   -------------
             Technology Hardware, Storage &
             Peripherals - 0.9%
  184,356    HP, Inc.                                              $   3,222,543
                                                                   -------------
             Electronic Manufacturing
             Services - 0.8%
   35,462    TE Connectivity, Ltd.                                 $   2,790,150
                                                                   -------------
             Total Technology
             Hardware & Equipment                                  $   9,589,375
                                                                   -------------
             Semiconductors &
             Semiconductor Equipment - 4.5%
             Semiconductor Equipment - 1.0%
   14,767    Cabot Microelectronics Corp.*                         $   1,090,248
   28,552    KLA-Tencor Corp.                                          2,612,794
                                                                   -------------
                                                                   $   3,703,042
                                                                   -------------
             Semiconductors - 3.5%
   89,972    Microchip Technology, Inc.                            $   6,944,039
   26,510    Texas Instruments, Inc.                                   2,039,414
   52,617    Xilinx, Inc.                                              3,384,325
                                                                   -------------
                                                                   $  12,367,778
                                                                   -------------
             Total Semiconductors &
             Semiconductor Equipment                               $  16,070,820
                                                                   -------------
             Telecommunication
             Services - 0.9%
             Integrated Telecommunication
             Services - 0.9%
   72,994    BCE, Inc.                                             $   3,287,650
                                                                   -------------
             Total Telecommunication
             Services                                              $   3,287,650
                                                                   -------------
             Utilities - 9.2%
             Electric Utilities - 3.4%
  129,430    Alliant Energy Corp.                                  $   5,199,203
   49,943    American Electric Power Co., Inc.                         3,469,540
   60,482    Eversource Energy                                         3,671,862
                                                                   -------------
                                                                   $  12,340,605
                                                                   -------------
             Gas Utilities - 1.2%
   74,694    National Fuel Gas Co.                                 $   4,170,913
                                                                   -------------
             Multi-Utilities - 4.6%
   59,192    Ameren Corp.                                          $   3,236,027
   61,589    Consolidated Edison, Inc.                                 4,977,623
  151,261    NiSource, Inc.                                            3,835,979
   72,816    WEC Energy Group, Inc.                                    4,469,446
                                                                   -------------
                                                                   $  16,519,075
                                                                   -------------
             Total Utilities                                       $  33,030,593
                                                                   -------------
             Real Estate - 2.5%
             Office REIT - 2.0%
   32,926    Alexandria Real Estate Equities, Inc.                 $   3,966,595
   29,639    SL Green Realty Corp.                                     3,135,806
                                                                   -------------
                                                                   $   7,102,401
                                                                   -------------
             Residential REIT - 0.5%
   22,841    Camden Property Trust                                 $   1,953,134
                                                                   -------------
             Total Real Estate                                     $   9,055,535
                                                                   -------------
             TOTAL COMMON STOCKS
             (Cost $290,436,392)                                   $ 358,911,790
                                                                   -------------
             TOTAL INVESTMENT IN
             SECURITIES - 99.7%
             (Cost $290,436,392) (a)                               $ 358,911,790
                                                                   -------------
             OTHER ASSETS &
             LIABILITIES - 0.3%                                    $   1,104,518
                                                                   -------------
             NET ASSETS - 100.0%                                   $ 360,016,308
                                                                   -------------

*        Non-income producing security.

(A.D.R.) American Depositary Receipts.

REIT     Real Estate Investment Trust.

(a) At June 30, 2017, the net unrealized appreciation on investments based on cost for federal income tax purposes of $288,395,367 was as follows:

            Aggregate gross unrealized appreciation for all investments
            in which there is an excess of value over tax cost             $ 76,582,410

            Aggregate gross unrealized depreciation for all investments
            in which there is an excess of tax cost over value               (6,065,987)
                                                                           ------------
            Net unrealized appreciation                                    $ 70,516,423
                                                                           ============

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2017 aggregated to $62,880,345 and $77,793,435, respectively.

   The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

The Portfolio is permitted to engage in purchase and sale transactions ("cross trades") with certain Portfolios and accounts for which Amundi Pioneer Asset Management, Inc., (Amundi Pioneer) formerly Pioneer Investment Management, Inc.
(PIM), serves as the Portfolio's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended June 30, 2017, the Portfolio did not engage in cross trade activity.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Level 1 - quoted prices in active markets for identical securities.

Level 2 - other significant observable inputs (Including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

Level 3 - significant unobservable inputs (Including the Portfolio's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of June 30, 2017, in valuing the Portfolio's investments:

                            Level 1        Level 2       Level 3       Total
Common Stocks             $358,911,790     $   --        $   --     $358,911,790
                          ------------     ------        ------     ------------
      Total               $358,911,790     $   --        $   --     $358,911,790
                          ============     ======        ======     ============

During the six months ended June 30, 2017, there were no transfers between Levels 1, 2 and 3.

   The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                            Six Months
                                                              Ended
                                                             6/30/17    Year Ended   Year Ended   Year Ended Year Ended Year Ended
                                                           (unaudited)   12/31/16     12/31/15     12/31/14   12/31/13   12/31/12
Class I
Net asset value, beginning of period                         $  31.25     $  28.18      $ 29.70      $ 27.04    $ 21.48   $ 20.26
                                                             --------     --------      -------      -------    -------   -------
Increase (decrease) from investment operations:
    Net investment income (loss)                             $   0.31(a)  $   0.67(a)   $  0.63(a)   $  0.92    $  0.64   $  0.94
    Net realized and unrealized gain (loss) on investments       1.17         4.69        (0.47)        2.58       5.55      1.13
                                                             --------     --------      -------      -------    -------   -------
       Net increase (decrease) from investment operations    $   1.48     $   5.36      $  0.16      $  3.50    $  6.19   $  2.07
                                                             --------     --------      -------      -------    -------   -------
Distribution to shareowners:
    Net investment income                                    $  (0.28)    $  (0.61)     $ (0.58)     $ (0.84)   $ (0.63)  $ (0.85)
    Net realized gain                                           (2.72)       (1.68)       (1.10)          --         --       --
                                                             --------     --------      -------      -------    -------   -------
Total distributions                                          $  (3.00)    $  (2.29)     $ (1.68)     $ (0.84)   $ (0.63)  $ (0.85)
                                                             --------     --------      -------      -------    -------   -------
       Net increase (decrease) in net asset value            $  (1.52)    $   3.07      $ (1.52)     $  2.66    $  5.56   $  1.22
                                                             --------     --------      -------      -------    -------   -------
Net asset value, end of period                               $  29.73     $  31.25      $ 28.18      $ 29.70    $ 27.04   $ 21.48
                                                             ========     ========      =======      =======    =======   =======
Total return*                                                    4.75%       19.80%(d)     0.50%(c)    13.07%     29.10%    10.30%
Ratio of net expenses to average net assets (b)                  0.71%**      0.72%        0.72%        0.72%      0.72%     0.75%
Ratio of net investment income (loss) to average net assets      1.96%**      2.31%        2.18%        3.10%      2.47%     4.10%
Portfolio turnover rate                                            35%**        37%          51%          38%        22%       47%
Net assets, end of period (in thousands)                     $130,275     $131,825      $84,694      $97,610    $96,986   $85,168

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

(a) The per share data presented above is based on the average shares outstanding for the period presented.

(b)  Includes interest expense of 0.00%, 0.00%, 0.00%, 0.00%+, 0.00% and 0.00%, respectively.

(c) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2015, the total return would have been 0.42%.

(d) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2016, the total return would have been 19.76%.

+    Amount rounds to less than 0.01%.

**   Annualized.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                            Six Months
                                                               Ended
                                                              6/30/17    Year Ended    Year Ended   Year Ended Year Ended Year Ended
                                                            (unaudited)   12/31/16      12/31/15     12/31/14   12/31/13   12/31/12
Class II
Net asset value, beginning of period                         $  31.43     $  28.33      $ 29.87      $  27.20   $  21.60   $ 20.39
                                                             --------     --------      -------      --------   --------   -------
Increase (decrease) from investment operations:
    Net investment income (loss)                             $   0.27(a)  $   0.60(a)   $  0.57(a)   $   0.78   $   0.49   $  0.68
    Net realized and unrealized gain (loss) on investments       1.18         4.72        (0.49)         2.66       5.68      1.34
                                                             --------     --------      -------      --------   --------   -------
       Net increase (decrease) from investment operations    $   1.45     $   5.32      $  0.08      $   3.44   $   6.17   $  2.02
                                                             --------     --------      -------      --------   --------   -------
Distribution to shareowners:
    Net investment income                                    $  (0.24)    $  (0.54)     $ (0.52)     $  (0.77)  $  (0.57)  $ (0.81)
    Net realized gain                                           (2.72)       (1.68)       (1.10)           --         --        --
                                                             --------     --------      -------      --------   --------   -------
Total distributions                                          $  (2.96)    $  (2.22)     $ (1.62)     $  (0.77)  $  (0.57)  $ (0.81)
                                                             --------     --------      -------      --------   --------   -------
       Net increase (decrease) in net asset value            $  (1.51)    $   3.10      $ (1.54)     $   2.67   $   5.60   $  1.21
                                                             --------     --------      -------      --------   --------   -------
Net asset value, end of period                               $  29.92     $  31.43      $ 28.33      $  29.87   $  27.20   $ 21.60
                                                             ========     ========      =======      ========   ========   =======
Total return*                                                    4.63%       19.53%(d)     0.22%(c)     12.77%     28.83%     9.97%
Ratio of net expenses to average net assets (b)                  0.96%**      0.96%        0.97%         0.97%      0.97%     1.00%
Ratio of net investment income (loss) to average net assets      1.71%**      2.07%        1.95%         2.84%      2.23%     3.80%
Portfolio turnover rate                                            35%**        37%          51%           38%        22%       47%
Net assets, end of period (in thousands)                     $229,742     $230,107      $185,158     $162,865   $134,979   $83,657

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(a) The per share data presented above is based on the average shares outstanding for the period presented.

(b)  Includes interest expense of 0.00%, 0.00%, 0.00%, 0.00%+, 0.00% and 0.00%, respectively.

(c) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2015, the total return would have been 0.18%.

(d) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2016, the total return would have been 19.49%.

+    Amount rounds to less than 0.01%.

**   Annualized.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

    The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/17 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities (cost $290,436,392)                      $358,911,790
  Cash                                                                 1,152,509
  Foreign currency (cost $7,870)                                           6,396
  Receivables --
     Portfolio shares sold                                                97,094
     Dividends                                                           694,105
     Other assets                                                          5,895
                                                                    ------------
        Total assets                                                $360,867,789
                                                                    ------------
LIABILITIES:
  Payables --
     Investment securities purchased                                $    621,249
     Portfolio shares repurchased                                        126,160
     Trustee fees                                                            342
  Due to affiliates --
     Variable advisor expense                                             63,781
     Other due to affiliates                                              17,816
  Accrued expenses                                                        22,133
                                                                    ------------
        Total liabilities                                           $    851,481
                                                                    ------------
NET ASSETS:
  Paid-in capital                                                   $279,989,272
  Undistributed net investment income                                  3,253,684
  Accumulated net realized gain on investments and foreign
    currency transactions                                              8,311,139
  Net unrealized appreciation on investments                          68,475,398
  Net unrealized depreciation on foreign currency transactions           (13,185)
                                                                    ------------
        Net assets                                                  $360,016,308
                                                                    ------------
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class I (based on $130,274,629/4,381,958 shares)                  $      29.73
                                                                    ============
  Class II (based on $229,741,679/7,679,068 shares)                 $      29.92
                                                                    ============

   The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/17

INVESTMENT INCOME:
   Dividends (net of foreign taxes withheld of $40,565)                       $4,766,761
   Interest                                                                        2,529
                                                                              ----------
         Total investment income                                                            $ 4,769,290
                                                                                            -----------
EXPENSES:
   Management fees                                                            $1,158,978
   Distribution fees
      Class II                                                                   283,072
   Administrative expense                                                         60,120
   Custodian fees                                                                 10,407
   Professional fees                                                              15,859
   Printing expense                                                                9,710
   Fees and expenses of nonaffiliated Trustees                                     7,105
   Miscellaneous                                                                   6,220
                                                                               ---------
      Total expenses                                                                        $ 1,551,471
                                                                                            -----------
          Net investment income                                                             $ 3,217,819
                                                                                            -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
CLASS ACTIONS AND OTHER ASSETS AND LIABILITIES DENOMINATED
IN FOREIGN CURRENCIES:
   Net realized gain (loss) on:
      Investments                                                             $9,126,050
      Other assets and liabilities denominated in foreign currencies              (3,155)   $ 9,122,895
                                                                              ----------    -----------
   Change in net unrealized appreciation (depreciation) on:
      Investments                                                             $4,157,268
      Other assets and liabilities denominated in foreign currencies               6,056    $ 4,163,324
                                                                              ----------    -----------
   Net realized and unrealized gain (loss) on investments, class actions and
      other assets and liabilities denominated in foreign currencies                        $13,286,219
                                                                                            -----------
   Net increase in net assets resulting from operations                                     $16,504,038
                                                                                            ===========

     The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                           Six Months
                                                                                              Ended
                                                                                             6/30/17        Year Ended
                                                                                           (unaudited)       12/31/16
FROM OPERATIONS:
Net investment income (loss)                                                              $  3,217,819      $  6,302,982
Net realized gain (loss) on investments, class actions and other assets and liabilities
   denominated in foreign currencies                                                         9,122,895        29,815,772
Change in net unrealized appreciation (depreciation) on investments and other assets and
   liabilities denominated in foreign currencies                                             4,163,324        17,078,453
                                                                                          ------------      ------------
      Net increase in net assets resulting from operations                                $ 16,504,038      $ 53,197,207
                                                                                          ------------      ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class I ($0.28 and $0.61 per share, respectively)                                   $ (1,133,065)     $ (1,973,143)
      Class II ($0.24 and $0.54 per share, respectively)                                    (1,682,463)       (3,755,199)
Net realized gain:
      Class I ($2.72 and $1.68 per share, respectively)                                    (10,906,421)       (5,031,484)
      Class II ($2.72 and $1.68 per share, respectively)                                   (19,142,823)      (11,346,160)
                                                                                          ------------      ------------
          Total distributions to shareowners                                              $(32,864,772)     $(22,105,986)
                                                                                          ------------      ------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                          $ 14,022,804      $ 79,498,595
Reinvestment of distributions                                                               32,864,772        22,105,986
Cost of shares repurchased                                                                 (32,442,404)      (40,615,809)
                                                                                          ------------      ------------
      Net increase in net assets resulting from
         Portfolio share transactions                                                     $ 14,445,172      $ 60,988,772
                                                                                          ------------      ------------
      Net increase (decrease) in net assets                                               $ (1,915,562)     $ 92,079,993
NET ASSETS:
Beginning of period                                                                       $361,931,870      $269,851,877
                                                                                          ------------      ------------
End of period                                                                             $360,016,308      $361,931,870
                                                                                          ============      ============
Undistributed net investment income                                                       $  3,253,684      $  2,851,393
                                                                                          ============      ============

                                          Six Months       Six Months
                                             Ended            Ended
                                            6/30/17          6/30/17         Year Ended       Year Ended
                                             Shares          Amount           12/31/16         12/31/16
                                          (unaudited)      (unaudited)         Shares           Amount
CLASS I
Shares sold                                 119,282       $  3,836,117         1,563,413     $ 48,448,065
Reinvestment of distributions               404,141         12,039,486           241,860        7,004,627
Less shares repurchased                    (360,460)       (11,488,903)         (592,256)     (17,205,605)
                                           --------       ------------         ---------     ------------
   Net increase                             162,963       $  4,386,700         1,213,017     $ 38,247,087
                                           ========       ============         =========     ============
CLASS II
Shares sold                                 316,415       $ 10,186,687         1,069,273     $ 31,050,530
Reinvestment of distributions               694,979         20,825,286           519,294       15,101,359
Less shares repurchased                    (654,709)       (20,953,501)         (801,940)     (23,410,204)
                                           --------       ------------         ---------     ------------
   Net increase                             356,685       $ 10,058,472           786,627     $ 22,741,685
                                           ========       ============         =========     ============

    The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/17 (UNAUDITED)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Equity Income VCT Portfolio (the Portfolio) is one of 9 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objectives of the Portfolio are current income and long-term growth of capital from a portfolio consisting primarily of income producing equity securities of U.S. corporations.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board of Trustees the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world. Amundi, one of the world's largest asset managers, is headquartered in Paris, France. As a result of the transaction, Pioneer Investment Management, Inc., the Portfolio's investment adviser, became an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A., a wholly owned subsidiary of UniCredit S.p.A.

In connection with the transaction, the names of the Portfolio's investment adviser and principal underwriter changed. Effective July 3, 2017, the name of Pioneer Investment Management, Inc. changed to Amundi Pioneer Asset Management, Inc. and the name of Pioneer Funds Distributor, Inc. changed to Amundi Pioneer Distributor, Inc.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles (U.S. GAAP) that require the management of the Portfolio to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The Portfolio is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements:

A.   Security Valuation

     The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE.

     Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

     The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times. The Portfolio may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

     Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/17 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

     by a fair valuation team comprised of certain personnel of Amundi Pioneer Asset Management, Inc., (Amundi Pioneer), formerly Pioneer Investment Management, Inc. (PIM), the Portfolio's investment adviser, pursuant to procedures adopted by the Portfolio's Board of Trustees. Amundi Pioneer's, formerly PIM's, fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. Amundi Pioneer's, formerly PIM's, fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ significantly from exchange prices and such differences could be material.

     At June 30, 2017, there were no securities that were valued using fair value methods (other than securities valued using prices supplied by independent pricing services or broker-dealers).

B.   Investment Income and Transactions

     Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Federal Income Taxes

     It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2016, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by Federal and State tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

     The tax character of current year distributions payable will be determined at the end of the Portfolio's taxable year. The tax character of distributions paid during the year ended December 31, 2016 and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2016, were as follows:

     ---------------------------------------------------------------------------
                                                                         2016
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                                                $  5,728,342
     Long-term capital gain                                           16,377,644
                                                                    ------------
       Total distributions                                          $ 22,105,986
                                                                    ============

     Distributable Earnings
     (Accumulated Losses):
     Undistributed ordinary income                                  $    126,287
     Undistributed long-term capital gain                             29,921,569
     Net unrealized appreciation                                      66,339,914
                                                                    ------------
       Total                                                        $ 96,387,770
                                                                    ============


     The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales, the tax-basis adjustment on partnerships, REITs and other holdings.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

D.   Portfolio Shares and Class Allocations

     The Portfolio records sales and repurchases of its shares as of trade date. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see
     Note 4). Class I shares do not pay distribution fees.

     All expenses and fees paid to the Portfolio's transfer agent, for its services are allocated between the classes of shares based on the number of accounts in each class and the ratable allocation of related out-ofpocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Dividends and distributions to shareowners are recorded on the ex-dividend date. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates.

E.   Risks

     At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

F.   Foreign Currency Translation

     The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in the market prices of those securities but are included with the net realized and unrealized gain or loss on investments.

2.   Management Agreement

Amundi Pioneer, formerly PIM, manages the Portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Portfolio's average daily net assets up to $1 billion and 0.60% on assets over $1 billion. For the six months ended June 30, 2017, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.65% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $65,940 in management fees, administrative costs and certain other reimbursements payable to Amundi Pioneer, formerly PIM, at June 30, 2017.

3.   Transfer Agent

Boston Financial Data Services, Inc. serves as the transfer agent to the Portfolio at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include subtransfer agent expenses incurred through the Portfolio's omnibus relationship contracts.

4.   Distribution Plan

The Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, the Portfolio pays Amundi Pioneer Distributor, Inc., formerly, Pioneer Funds Distributor, Inc. (PFD), a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate Amundi Pioneer Distributor, Inc., formerly PFD, for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by Amundi Pioneer Distributor, Inc., formerly PFD, in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $15,657 in distribution fees payable to Amundi Pioneer Distributor, Inc., formerly PFD, at June 30, 2017.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/17 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

5.   Results of Shareholder Meeting

At a special meeting held on June 13, 2017, shareholders of the Portfolio were asked to consider the proposals described below. A report of the total votes cast by the Portfolio's shareholders follows:

----------------------------------------------------------------------------------------------
                                    For          Against         Abstain      Broker Non-Votes
----------------------------------------------------------------------------------------------
Proposal 1 - To approve a New
Management Agreement with
the Adviser                     8,325,109.807   270,476.135    505,698.403       0.002
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
                                                                  For             Withhold
----------------------------------------------------------------------------------------------
Proposal 2 - To elect Trustees
----------------------------------------------------------------------------------------------
David R. Bock                                                54,456,647.995     3,258,595.894
----------------------------------------------------------------------------------------------
Benjamin M. Friedman                                         54,442,669.321     3,272,574.568
----------------------------------------------------------------------------------------------
Margaret B.W. Graham                                         54,676,097.231     3,039,146.658
----------------------------------------------------------------------------------------------
Lisa M. Jones                                                54,709,436.196     3,005,807.693
----------------------------------------------------------------------------------------------
Lorraine H. Monchak                                          54,670,996.962     3,044,246.927
----------------------------------------------------------------------------------------------
Thomas J. Perna                                              54,595,257.758     3,119,986.131
----------------------------------------------------------------------------------------------
Marguerite A. Piret                                          54,695,869.483     3,019,374.406
----------------------------------------------------------------------------------------------
Fred J. Ricciardi                                            54,591,971.440     3,123,272.449
----------------------------------------------------------------------------------------------
Kenneth J. Taubes                                            54,594,783.037     3,120,460.852
----------------------------------------------------------------------------------------------

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

Change in Independent Registered Public Accounting Firm

Prior to July 3, 2017 Pioneer Investment Management, Inc. (the "Adviser"), the Portfolio's investment adviser, was an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On that date, UniCredit completed the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the "Transaction"). As a result of the Transaction, the Adviser became an indirect, wholly-owned subsidiary of Amundi. Amundi is controlled by Credit Agricole S.A. Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide.

Deloitte & Touche LLP ("D&T"), the Portfolio's previous independent registered public accounting firm, informed the Audit Committee and the Board that it would no longer be independent with respect to the Portfolio upon the completion of the Transaction as a result of certain services being provided to Amundi and Credit Agricole, and, accordingly, that it intended to resign as the Portfolio's independent registered public accounting firm upon the completion of the Transaction. D&T's resignation was effective on July 3, 2017, when the Transaction was completed.

During the periods as to which D&T has served as the Portfolio's independent registered public accounting firm, including the Portfolio's two most recent fiscal years preceding the fiscal year ended December 31, 2017, D&T's reports on the Portfolio's financial statements have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

Effective immediately following the completion of the Transaction on July 3, 2017, the Board, acting upon the recommendation of the Audit Committee, engaged a new independent registered public accounting firm, Ernst & Young LLP ("EY"), for the Portfolio's fiscal year ended December 31, 2017.

Prior to its engagement, EY had advised the Portfolio's Audit Committee that EY had identified the following matters, in each case relating to services rendered by other member firms of Ernst & Young Global Limited, all of which are located outside the United States, to UniCredit and certain of its subsidiaries during the period commencing July 1, 2016, that it determined to be inconsistent with the auditor independence rules set forth by the Securities and Exchange Commission ("SEC"): (a) project management support services to UniCredit in the Czech Republic, Germany, Italy, Serbia and Slovenia in relation to twenty-two projects, that were determined to be inconsistent with Rule 2-01(c)(4)(vi) of Regulation S-X (management functions); (b) two engagements for UniCredit in Italy where fees were contingent/success based and that were determined to be inconsistent with Rule 2-01(c)(5) of Regulation S-X (contingent fees); (c) four engagements where legal and expert services were provided to UniCredit in the Czech Republic and Germany, and twenty engagements where the legal advisory services were provided to UniCredit in Austria, Czech Republic, Italy and Poland, that were determined to be inconsistent with Rule 2-01(c)(4)(ix) and (x) of Regulation S-X (legal and expert services); and (d) two engagements for UniCredit in Italy involving assistance in the sale of certain assets, that were determined to be inconsistent with Rule 2-01(c)(4)(viii) of Regulation S-X (broker-dealer, investment advisor or investment banking services). None of the foregoing services involved the Portfolio, any of the other funds in the Pioneer Family of Funds or any other Pioneer entity sold by UniCredit in the Transaction.

EY advised the Audit Committee that it had considered the matters described above and had concluded that such matters would not impair EY's ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Portfolio under the SEC and Public Company Accounting Oversight Board independence rules, and that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion. Management and the Audit Committee considered these matters and discussed the matters with EY and, based upon EY's description of the matters and statements made by EY, Management and the Audit Committee believe that EY will be capable of exercising objective and impartial judgment in connection with the audits of the financial statements of the Portfolio, and Management further believes that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
APPROVAL OF NEW AND INTERIM MANAGEMENT AGREEMENTS
--------------------------------------------------------------------------------

Amundi Pioneer Asset Management, Inc. (Amundi Pioneer), formerly Pioneer Investment Management, Inc., serves as the investment adviser to Pioneer Equity Income VCT Portfolio (the Portfolio) pursuant to an investment management agreement between Amundi Pioneer and the Portfolio.

On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world (the "Transaction"). As a result of the Transaction, Amundi Pioneer became an indirect wholly-owned subsidiary of Amundi and Amundi's wholly-owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A. ("PGAM"), a wholly-owned subsidiary of UniCredit S.p.A. ("UniCredit").

Under the Investment Company Act of 1940, the Portfolio's current investment management agreement (the "Current Management Agreement") terminated automatically upon the consummation of the Transaction. In order for Amundi Pioneer to continue to manage the Portfolio after the consummation of the Transaction, the Trustees and shareholders of the Portfolio were required to approve a new investment management agreement for the Portfolio (the "New Management Agreement"). As discussed below, the Board of Trustees of the Portfolio approved the New Management Agreement at a meeting held on March 6-7, 2017. The New Management Agreement was approved by the shareholders of the Portfolio at a meeting held on June 13, 2017. The Board of Trustees of the Portfolio also approved an interim investment management agreement between Amundi Pioneer and the Portfolio (the "Interim Management Agreement") at the March 6-7, 2017 meeting. The Interim Management Agreement would have taken effect upon the closing of the Transaction in the event that the shareholders of the Portfolio did not approve the New Management Agreement.

Board Evaluation of the New and Interim Management Agreements

The Board evaluated the Transaction and the New Management Agreement and Interim Management Agreement for the Portfolio. In connection with their evaluation of the Transaction and the New Management Agreement for the Portfolio, the Trustees requested such information as they deemed reasonably necessary, including: (a) the structure of the Transaction and the strategy underlying the Transaction;
(b) the anticipated benefits of the Transaction to the Portfolio and its shareholders; (c) the post-Transaction plans for Amundi Pioneer, including Amundi's plans for integration of Pioneer Investments and Amundi Pioneer with its existing asset management businesses and plans for the future development of Amundi Pioneer; (d) the effect of the Transaction on the ongoing services provided to the Portfolio, including the need to select a new independent registered public accounting firm for the Portfolio, and any plans to modify the operations of the Portfolio; (e) the stability and continuity of Amundi Pioneer's management and key employees, including compensation and benefits to Amundi Pioneer's key employees, and retention plans and incentive plan structure; (f) the post-Transaction indebtedness and financial resources of Amundi Pioneer; (g) Amundi's legal and operational structure, its principal shareholders and senior management, its investment management, risk management, administrative, legal and compliance functions; (h) certain regulatory matters relating to Amundi's affiliates; and (i) Amundi's commitment to the United States, including the role of Amundi Pioneer in the larger Amundi business.

The Trustees also requested and obtained the following information in connection with their evaluation of the Transaction and the New Management Agreement for the Portfolio: (i) memoranda provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the New Management Agreement; (ii) the qualifications of the investment management teams for the Portfolio, as well as the level of investment by the Portfolio's portfolio managers in the Portfolio; (iii) the Portfolio's management fees and total expense ratios, the financial statements of Amundi Pioneer and its pre- and post-Transaction parent companies, profitability analyses from Amundi Pioneer, and analyses from Amundi Pioneer as to possible economies of scale; (iv) the profitability of the institutional business of Amundi Pioneer and Amundi Pioneer's affiliate, Amundi Pioneer Institutional Asset Management, Inc. ("Amundi Pioneer Institutional") as compared to that of Amundi Pioneer's fund management business; and (v) the differences between the fees and expenses of the Portfolio and the fees and expenses of Amundi Pioneer's and Amundi Pioneer Institutional's institutional accounts, as well as the different services provided by Adviser to the Portfolio and by Amundi Pioneer and Amundi Pioneer Institutional to the institutional accounts. In addition, the Trustees considered the information provided at regularly scheduled meetings throughout the year regarding the Portfolio's performance and risk attributes, including through meetings with investment management personnel, and took into account other information related to the Portfolio provided to the Trustees at regularly scheduled meetings. The Trustees also considered information they had received in their review of the continuance of the Current Management Agreement for the Portfolio in September 2016.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

At meetings held on January 9, 2017 and January 10, 2017, the Trustees met with representatives of Amundi and PGAM, including separate meetings of the Trustees who are not "interested persons" of the Fund Complex ("Independent Trustees") and counsel with representatives of Amundi and PGAM, and subsequently with representatives of Amundi. In those meetings, they received an extensive presentation from the representatives of Amundi, including the chief executive officer of Amundi, describing Amundi's background and history, its global asset management activities, the growth of its business, and its status as the largest asset management firm in Europe and one of the largest globally; its capital structure and financial resources, including information as to the financing of the Transaction; its principal investors, including its majority investor Credit Agricole S.A., and Credit Agricole's long-term commitment to the asset management business; the philosophy and strategy underlying the Transaction and the complementarity of Amundi's and Pioneer Investments' respective asset management businesses; Amundi's various operating and investment committees and how they would likely interact with Amundi Pioneer; the proposed integration process, including the progress to date and the establishment of various integration work streams; Amundi's plans for management of Amundi Pioneer; Amundi's philosophy as to compensation of key employees and its general intentions with respect to incentive plans for key employees of Amundi Pioneer; Amundi's preliminary plans to achieve cost and other synergies; and opportunities to further develop the business of Amundi Pioneer and Amundi Pioneer Institutional, including in the area of institutional asset management, and how that would benefit shareholders of the Pioneer Funds.

In those meetings, the representatives of Amundi confirmed their intention that the Chief Executive Officer and Chief Investment Officer of Amundi Pioneer would remain in their current positions, and confirmed that they do not currently foresee major changes in the day-to-day investment management operations of Amundi Pioneer with respect to the Portfolio as a direct result of the Transaction. They discussed incentive arrangements for key personnel that would continue after the closing of the Transaction and their plans to establish a new long-term incentive plan following the closing. They also generally discussed ways in which Amundi Pioneer could potentially draw on the expanded global resources of Amundi post-Transaction. At those meetings, the Independent Trustees identified certain areas to which they requested further information, including as to trading and execution of securities transactions, research and portfolio management and potential changes in investment process, particularly where asset classes managed by Amundi Pioneer would overlap with asset classes managed by Amundi, the continued availability of resources currently at Pioneer Investments or elsewhere within Amundi to assist in management of certain Funds, and any anticipated significant changes in operations. The Independent Trustees considered the uncertainty as to whether the Portfolio's independent registered public accounting firm could continue to act in that capacity after the closing of the Transaction. The Independent Trustees also met with counsel to review the information they had received to date and to discuss next steps.

Subsequently, the Trustees received further information from Amundi, including written responses to questions raised by the Independent Trustees, and received from Amundi Pioneer the information requested of it. The Independent Trustees reviewed the information provided with counsel at telephonic meetings held on February 16, 2017 and February 27, 2017. The Trustees held a special in-person Board meeting on March 6-7, 2017 for further consideration of the New Management Agreements, the Interim Management Agreements and the Transaction. The Trustees met again with senior executives of Amundi at the March 6-7, 2017 meeting.

At the March 6-7, 2017 meeting, based on their evaluation of the information provided by Amundi Pioneer and Amundi, the Trustees including the Independent Trustees voting separately, approved the New Management Agreement and the Interim Management Agreement for the Portfolio. In considering the New Management Agreement for the Portfolio, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in their determinations. The Trustees considered the same factors with respect to the Interim Management Agreement for the Portfolio.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by Amundi Pioneer to the Portfolio and that are expected to be provided by Amundi Pioneer to the Portfolio following the consummation of the Transaction. The Trustees reviewed the terms of the New Management Agreement, and noted that such terms are substantially similar to the terms of the Current Management Agreement, except for different execution dates, effective dates and termination dates. The Trustees reviewed Amundi Pioneer's investment approach for the Portfolio and its research process. The Trustees considered the resources of Amundi Pioneer and the personnel of Amundi Pioneer who provide investment management services to the Portfolio. They also reviewed the amount of non-investment resources and personnel of Amundi

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
APPROVAL OF NEW AND INTERIM MANAGEMENT AGREEMENTS                    (continued)
--------------------------------------------------------------------------------

Pioneer that are involved in Amundi Pioneer's services to the Portfolio, including Amundi Pioneer's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by Amundi Pioneer's senior management to the Pioneer Fund complex.

The Trustees considered that Amundi Pioneer supervises and monitors the performance of the Portfolio's service providers and provides the Portfolio with personnel (including Portfolio officers) and other resources that are necessary for the Portfolio's business management and operations and that Amundi Pioneer would continue to provide those investment management and research services and resources to the Portfolio following the consummation of the Transaction. The Trustees also considered that, as administrator, Amundi Pioneer would continue to be responsible for the administration of the Portfolio's business and other affairs. The Trustees considered the fees to be paid to Amundi Pioneer for the provision of administration services.

The Trustees considered that Deloitte & Touche LLP informed the Board that it would no longer be independent with respect to the Portfolio upon the completion of the Transaction and, accordingly, that it would be necessary for the Board to engage a new independent registered public accounting firm for the Portfolio.

The Trustees considered that the Transaction was not expected to have a material adverse impact on the nature, scope and overall quality of services provided to the Portfolio and its shareholders, including investment management, risk management, administrative, compliance, legal and other services, as a result of the Transaction.

In that regard, the Trustees considered that Amundi is one of the largest asset managers globally, and that Amundi Pioneer may have access to additional research and portfolio management capabilities as a result of the Transaction and that Amundi Pioneer, as part of Amundi, is expected to have an enhanced global presence that may contribute to an increase in the overall scale and resources of Amundi Pioneer. Furthermore, in considering whether the Transaction would be expected to have a material adverse impact on the nature, scope and overall quality of services provided to the Portfolio and its shareholders, the Trustees considered the statements by representatives of Amundi that they expect the Chief Executive Officer and Chief Investment Officer of Amundi Pioneer to remain in their current positions and that they do not currently foresee major changes in the day-to-day investment management operations of Amundi Pioneer as a direct result of the Transaction, or the risk management, legal or compliance services provided by Amundi Pioneer, with respect to the Portfolio. They further considered the current incentive arrangements for key personnel of Amundi Pioneer that would continue after the closing of the Transaction. They also noted Amundi's stated intention to establish a new long-term incentive plan following the closing.

The Trustees also took into account their experience in evaluating the proposed combination of Pioneer Investments and Santander Asset Management, which was announced in September, 2014 and abandoned in July, 2016. In light of, among other things, this experience, the Trustees determined that they were not able to identify any realistic alternatives to approving the New Management Agreement that would provide the level of services to the Portfolio and its shareholders that are expected to be provided by Amundi Pioneer after the closing of the Transaction.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that Amundi Pioneer would continue to provide to the Portfolio under the New Management Agreement would be satisfactory and consistent with the terms of the New Management Agreement.

Performance of the Portfolio

In considering the Portfolio's performance, the Trustees regularly reviewed and discussed throughout the year data prepared by Amundi Pioneer and information comparing the Portfolio's performance with the performance of its peer group of funds, as classified by each of Morningstar, Inc. (Morningstar) and Lipper, and the performance of the Portfolio's benchmark index. They also discussed the Portfolio's performance with Amundi Pioneer on a regular basis.

The Trustees' regular reviews and discussions were factored into the Trustees' deliberations concerning the approval of the New Management Agreement.

Management Fee and Expenses

The Trustees noted that the stated management fees to be paid by the Portfolio are identical under the Current Management Agreement and the New Management Agreement. The Trustees considered information showing the fees and expenses of the Portfolio in comparison to the management fees and expense ratios of its peer group of Portfolios as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. In all quintile rankings referred to below, first quintile is most favorable to the Portfolio's shareowners. To the extent applicable, the Trustees also considered the impact of transfer agency, sub-transfer agency, and other non-management fee expenses on the expense ratios of the Portfolio. The Trustees noted that they separately review the Portfolio's transfer agency, sub-transfer agency and intermediary arrangements and that the results of the most recent such review were considered in the consideration of the Portfolio's expense ratio.

The Trustees considered that the Portfolio's management fee as of September 30, 2016 was in the third quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees also considered the breakpoint in the management fee schedule and the reduced fee rate above a certain asset level. The Trustees considered that the expense ratio of the Portfolio's Class II shares as of September 30, 2016 was in the third quintile relative to its Morningstar category and in the third quintile relative to its Strategic Insight peer group, in each case for the comparable period. The Trustees considered the impact of the Portfolio's non-management fee expenses on the expense ratios of the Portfolio.

The Trustees reviewed management fees charged by Amundi Pioneer and Amundi Pioneer Institutional to institutional and other clients, including publicly offered European funds sponsored by Amundi Pioneer's affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered Amundi Pioneer's costs in providing services to the Portfolio and Amundi Pioneer's and Amundi Pioneer Institutional's costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with Amundi Pioneer's and Amundi Pioneer Institutional's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Portfolio and other client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Portfolio and considered that, under both the Current Management Agreement and the New Management Agreement, Amundi Pioneer would perform additional services for the Portfolio that it does not provide to those other clients or services that are broader in scope, including oversight of the Portfolio's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Portfolio is subject. The Trustees also considered the different risks associated with Amundi Pioneer's management of the Portfolio and Amundi Pioneer's and Amundi Pioneer Institutional's management of the other client accounts.

The Trustees concluded that the management fee payable by the Portfolio to Amundi Pioneer was reasonable in relation to the nature and quality of the services to be provided by Amundi Pioneer.

Profitability

The Trustees considered information provided by Amundi Pioneer regarding the profitability of Amundi Pioneer with respect to the advisory services provided by Amundi Pioneer to the Portfolio, including the methodology used by Amundi Pioneer in allocating certain of its costs to the management of the Portfolio. The Trustees also considered Amundi Pioneer's profit margin in connection with the overall operation of the Portfolio. They further reviewed the financial results, including the profit margins, realized by Amundi Pioneer and Amundi Pioneer Institutional from non-fund businesses. The Trustees considered Amundi Pioneer's profit margins with respect to the Portfolio in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that Amundi Pioneer's profitability with respect to the management of the Portfolio was not unreasonable.

Economies of Scale

The Trustees considered Amundi Pioneer's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Portfolio and Portfolio shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by Amundi Pioneer in research and analytical capabilities and Amundi Pioneer's commitment and resource allocation to the Portfolio. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Portfolio.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
APPROVAL OF NEW AND INTERIM MANAGEMENT AGREEMENTS                    (continued)
--------------------------------------------------------------------------------

Other Benefits

The Trustees considered the other benefits that Amundi Pioneer enjoys from its relationship with the Portfolio. The Trustees considered the character and amount of fees paid or to be paid by the Portfolio, other than under the Current Management Agreement or the New Management Agreement, for services provided by Amundi Pioneer and its affiliates. The Trustees further considered the revenues and profitability of Amundi Pioneer's businesses other than the Portfolio business. To the extent applicable, the Trustees also considered the benefits to the Portfolio and to Amundi Pioneer and its affiliates from the use of "soft" commission dollars generated by the Portfolio to pay for research and brokerage services.

The Trustees considered that following the completion of the Transaction, Amundi Pioneer will be the principal U.S. asset management business of Amundi, and that Amundi's worldwide asset management business will manage over $1.38 trillion in assets (including the Pioneer Funds). This may create opportunities for Amundi Pioneer, Amundi Pioneer Institutional and Amundi that derive from Amundi Pioneer's relationships with the Portfolio, including Amundi's ability to market the services of Amundi Pioneer globally. The Trustees noted that Amundi Pioneer may have access to additional research capabilities as a result of the Transaction and Amundi's enhanced global presence that may contribute to an increase of the overall scale of Amundi Pioneer. The Trustees considered that Amundi Pioneer and the Portfolio are expected to receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Portfolio, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Amundi Pioneer as a result of its relationship with the Portfolio were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the New Management Agreement and the Interim Management Agreement for the Portfolio, including the fees payable thereunder, were fair and reasonable and voted to approve the New Management Agreement and the Interim Management Agreement, and to recommend that shareholders approve the New Management Agreement.

                          This page is for your notes.

                          This page is for your notes.

[LOGO] Amundi Pioneer
       ==============
     ASSET MANAGEMENT

Pioneer Variable Contracts Trust

Officers                                               Trustees
Lisa M. Jones, President and Chief Executive Officer   Thomas J. Perna, Chairman
Mark E. Bradley, Treasurer and Chief Financial Officer David R. Bock
Christopher J. Kelley, Secretary and Chief             Benjamin M. Friedman
  Legal Officer                                        Margaret B.W. Graham
                                                       Lisa M. Jones
                                                       Lorraine H. Monchak
                                                       Marguerite A. Piret
                                                       Fred J. Ricciardi
                                                       Kenneth J. Taubes

Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.,
formerly Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Amundi Pioneer Distributor, Inc.,
formerly Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Boston Financial Data Services, Inc.

[LOGO] Amundi Pioneer
       ==============
     ASSET MANAGEMENT

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                                                                   19610-11-0817

                                                           [LOGO] Amundi Pioneer
                                                                  ==============
                                                                ASSET MANAGEMENT

                                                PIONEER VARIABLE CONTRACTS TRUST

                             Pioneer Fund VCT Portfolio -- Class I and II Shares

                                                               SEMIANNUAL REPORT

                                                                   June 30, 2017

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST

Table of Contents
--------------------------------------------------------------------------------

Pioneer Fund VCT Portfolio

  Portfolio and Performance Update                                             2

  Comparing Ongoing Portfolio Expenses                                         3

  Portfolio Management Discussion                                              4

  Schedule of Investments                                                      8

  Financial Statements                                                        11

  Notes to Financial Statements                                               16

  Additional Information                                                      20

  Approval of New and Interim Management Agreements                           21

  Trustees, Officers and Service Providers                                    29

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/17
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                                         99.5%
International Common Stocks                                                 0.5%

Sector Distribution
(As a percentage of long-term holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Information Technology                                                     24.6%
Financials                                                                 18.2%
Health Care                                                                14.2%
Industrials                                                                10.2%
Consumer Discretionary                                                      9.7%
Consumer Staples                                                            7.8%
Energy                                                                      5.3%
Utilities                                                                   3.5%
Materials                                                                   3.1%
Telecommunication Services                                                  1.8%
Real Estate                                                                 1.6%

Five Largest Holdings
(As a percentage of long-term holdings)*

--------------------------------------------------------------------------------
  1. Alphabet, Inc. (Class A)                                              5.46%
--------------------------------------------------------------------------------
  2. JPMorgan Chase & Co.                                                  4.79
--------------------------------------------------------------------------------
  3. Microsoft Corp.                                                       4.34
--------------------------------------------------------------------------------
  4. Apple, Inc.                                                           3.99
--------------------------------------------------------------------------------
  5. American Electric  Power Co., Inc.                                    3.50
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/17
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share                           6/30/17             12/31/16
   Class I                                           $16.51               $17.72
   Class II                                          $16.56               $17.78

                                  Net
Distributions per Share           Investment      Short-Term       Long-Term
(1/1/17 - 6/30/17)                Income          Capital Gains    Capital Gains
   Class I                        $0.1000         $         -      $2.7429
   Class II                       $0.0800         $         -      $2.7429

================================================================================
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Class I and II shares of Pioneer Fund VCT Portfolio at net asset value during the periods shown, compared to that of the Standard & Poor's 500 Index (the S&P
500). Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                 Pioneer Fund VCT          Pioneer Fund VCT
                 Portfolio Class I         Portfolio Class II      S&P 500 Index
6/07             $10,000                   $10,000                 $10,000
6/08             $ 8,770                   $ 8,759                 $ 8,689
6/09             $ 6,531                   $ 6,510                 $ 6,413
6/10             $ 7,365                   $ 7,322                 $ 7,338
6/11             $ 9,724                   $ 9,640                 $ 9,589
6/12             $ 9,309                   $ 9,207                 $10,109
6/13             $11,164                   $11,018                 $12,190
6/14             $13,940                   $13,713                 $15,187
6/15             $14,620                   $14,343                 $16,313
6/16             $14,958                   $14,642                 $16,963
6/17             $17,376                   $16,964                 $19,996

The Standard & Poor's 500 Index (the S&P 500) is an unmanaged, commonly used measure of the broad U.S. stock market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

================================================================================
Average Annual Total Returns
(As of June 30, 2017)

--------------------------------------------------------------------------------
                               Class I          Class II           S&P 500 Index
--------------------------------------------------------------------------------
10 years                         5.68%             5.43%                   7.18%
5 years                         13.30%            13.00%                  14.62%
1 year                          16.17%            15.86%                  17.88%

All total returns shown assume reinvestment of distributions at net asset value. The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Fund VCT Portfolio

Based on actual returns from January 1, 2017 through June 30, 2017.

Share Class                                             I                 II
--------------------------------------------------------------------------------
Beginning Account Value on 1/1/17                   $1,000.00          $1,000.00
Ending Account Value on 6/30/17                     $1,091.70          $1,089.60
Expenses Paid During Period*                        $    3.89          $    5.18

* Expenses are equal to the Portfolio's annualized net expense ratio of 0.75% and 1.00% for Class I and Class II shares respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Fund VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2017 through June 30, 2017.

Share Class                                             I                 II
--------------------------------------------------------------------------------
Beginning Account Value on 1/1/17                   $1,000.00          $1,000.00
Ending Account Value on 6/30/17                     $1,021.08          $1,019.84
Expenses Paid During Period*                        $    3.76          $    5.01

* Expenses are equal to the Portfolio's annualized net expense ratio of 0.75% and 1.00% for Class I and Class II shares respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/17
--------------------------------------------------------------------------------

A Word About Risk:

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Call 800-688-9915 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Important Note: On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world. Amundi, one of the world's largest asset managers, is headquartered in Paris, France. As a result of the transaction, Pioneer Investment Management, Inc., the Portfolio's investment adviser, became an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A., a wholly owned subsidiary of UniCredit S.p.A.

In connection with the transaction, the names of the Portfolio's investment adviser and principal underwriter changed. Effective July 3, 2017, the name of Pioneer Investment Management, Inc. changed to Amundi Pioneer Asset Management, Inc. and the name of Pioneer Funds Distributor, Inc. changed to Amundi Pioneer Distributor, Inc.

This transaction does not impact your existing relationship with Pioneer Investments or the methods you use to communicate with us, as the contact telephone numbers and services you expect will remain the same. We are excited, however, to be launching a new website representing the combined company. Come visit us at: www.amundipioneer.com.

In the following discussion, Jeff Kripke, Walter Hunnewell, Jr., and John A. Carey discuss the market environment during the six-month period ended June 30, 2017, and Pioneer Fund VCT Portfolio's performance during the period. Mr. Kripke, a senior vice president and a portfolio manager at Amundi Pioneer Asset Management, Inc. ("Amundi Pioneer"), is responsible for the day-to-day management of the Portfolio, along with Mr. Hunnewell, a vice president and a portfolio manager at Amundi Pioneer, and Mr. Carey, Executive Vice President and a portfolio manager at Amundi Pioneer.

Q: How did the Portfolio perform during the six-month period ended June 30, 2017?

A: Pioneer Fund VCT Portfolio's Class I shares returned 9.17% at net asset value during the six-month period ended June 30, 2017, and Class II shares returned 8.96%, while the Portfolio's benchmark, the Standard and Poor's 500 Index (the S&P 500), returned 9.33%. During the same period, the average return of the 195 variable portfolios in Lipper's Large-Cap Core Underlying Funds category was 9.04%.

Q: How would you describe the market environment for equities during the six-month period ended June 30, 2017?

A: U.S. equity markets delivered solid returns to investors over the first half of 2017, buoyed by the continued strength of leading indicators for economic growth and improved levels of consumer and business confidence. Solid returns in the equity market came despite the facts that the Federal Reserve (the Fed) increased the discount rate twice during the six-month period - and has done so three times since last December - and the Trump administration and Republican-dominated Congress were unable to pass new health care legislation, while also making very little progress towards enacting any of the president's pro-growth economic policy proposals.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

     U.S. gross domestic product (GDP) did slump in the first quarter, coming in at 1.4% after revisions, but the equity market, for the most part, shrugged off any negative news and still generated solidly positive returns in the second half of the period, as the S&P 500, the Portfolio's benchmark, returned better than 3% for the second quarter.

Q: What were the main factors in the Portfolio's performance relative to the S&P 500 benchmark during the six-month period ended June 30, 2017?

A: Stock selection results in the industrials sector and an overweight to information technology were the main positive drivers of the Portfolio's benchmark-relative performance during the period, while stock selection in energy was the primary detractor from relative returns. Stock selection in the two consumer sectors (staples and discretionary) also detracted from benchmark-relative performance. Information technology (I.T.) was the S&P 500's top-performing sector over the six-month period, and so the Portfolio's overweight to the sector aided relative performance.

Q: Which individual Portfolio positions contributed the most to, and which detracted the most from benchmark-relative performance during the six-month period ended June 30, 2017?

A: The two strongest positive contributors to the Portfolio's benchmark-relative performance were railroads CSX and Kansas City Southern
     (KCS), both in the industrials sector. CSX's shares rallied in the wake of the hiring of Hunter Harrison, who has a successful track record running other railroad firms, as the company's new CEO. CSX is also levered to the improving domestic economy, which contributed to its solid performance during the period. We felt the run-up in CSX's stock price reflected most of the potential gains that Mr. Harrison could unlock as CEO by improving the company's operations, and so we exited the Fund's position before the end of the period. KCS, which does a lot of business north and south of the U.S./Mexican border, bounced back during the period after the stock price tumbled late last year due to fears that Mr. Trump's campaign rhetoric about trade would result in drastic modifications to the North American Free Trade Agreement. Those fears have largely subsided since Trump's inauguration, and KCS's share price has recovered as a result. KCS is also benefiting from improved fundamentals in the Mexican economy.

     In other sectors, Alphabet (information technology) was a big Portfolio overweight position versus the S&P 500 and contributed strongly to benchmark-relative performance. The company's internet search engine business remains a major asset, and it is also in the process of laying down the future of its cloud computing and artificial intelligence ventures. Medtronic (health care), a medical-device company, was another positive contributor to the Portfolio's relative returns during the period, as the share price snapped back from a slump at the end of 2016.

     On the negative side, as noted earlier, stock selection in energy was the biggest detractor from the Portfolio's relative returns, and two energy holdings - Schlumberger and EOG Resources - were the two worst performers over the six-month period. Oil prices dropped from an April high of roughly $53 per barrel down to less than $43 per barrel during the period, finally ending up at just over $46 per barrel as of June 30th. The price

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/17                              (continued)
--------------------------------------------------------------------------------

     decline negatively affected almost the entire energy sector, but especially exploration-and-production (E&P) companies like EOG. We still hold EOG in the Portfolio, however, as it remains a profitable company and we think it has good growth potential, in part because it has one of the best U.S.-centric shale operations. We are still positive on Schlumberger as well. We regard Schlumberger as a high-tech cyclical stock. The company still has good margins, favorable capital deployment, and an excellent management team that has used the current "down" period to focus on developing long-term projects that we feel have solid growth potential.

     In financials, the Portfolio's position in Goldman Sachs detracted from benchmark-relative returns during the period. Goldman reported a rare earnings miss in April as the company's stock trading revenue was hit by declines in commissions and fees, reflecting lower trading volumes in the U.S. In addition, unlike the banking industry, Goldman is not levered to the rising- interest-rate environment. We still like Goldman, however, as it is a high-quality investment bank and advisory firm. In consumer discretionary, the Portfolio's position in Scripps Networks Interactive detracted from benchmark-relative results. The company's shares were down during the period on "cord-cutting" concerns, which have plagued many media companies. However, the stock has bounced back of late and we continue to like the long-term value of Scripps Network's shares, as the company's robust content is being added to platforms such as "Hulu".

Q: Could you discuss some of the additions and subtractions made in the Portfolio during the six-month period ended June 30, 2017?

A: Notable additions to the Portfolio during the period included Yum! Brands, Nucor, Citigroup, Crown Castle International, and CME.

     Yum! Brands, an operator of fast food restaurants, is becoming an asset-light business, having recently spun-off its Chinese division while moving forward with the goal of franchising nearly all of its restaurants. In addition, earlier problems with the company's Pizza Hut brand are in the process of turning around. Nucor, an American steel producer, represents a play on our pro-cyclical stance on both the U.S. and global economies, as we believe the company may benefit from increased U.S. infrastructure spending. Citigroup has a favorable disposition to both the improving global and U.S. economies as well as to the rising-rate environment, which should help banks. Crown Castle International is a real estate investment trust (REIT) focused on providing cellular towers. We believe Crown Castle may benefit from the rollout of 5G wireless technology. Finally, CME operates the world's largest options and futures exchange and should be a direct beneficiary of the rising-rate environment, as the company is the dominant provider of interest-rate-related investment products.

     The most notable sale from the Portfolio during the period was Campbell Soup. The company has struggled to grow organically and its turnaround has taken longer than we expected. Lack of interest in the company's products from the millennial generation has been a key driver of Campbell's decline. We also reduced the size of the Portfolio's positions in Disney and Intel. We reduced the Disney exposure due to cord-cutting concerns, particularly with regard to cable sports network ESPN, which has experienced a significant decline in viewership. As for Intel, the company's technologies have had trouble keeping up with the current demands in the tech space, and we find other firms in the I.T. sector more attractive.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

Q: Did the Portfolio invest in any derivatives during the six-month period ended June 30, 2017?

A:   No. The Portfolio had no exposure to derivatives during the period.

Q: What is your outlook for the remainder of 2017, and how is the Portfolio positions heading into the second half of the fiscal year?

A: Looking ahead, we remain constructive in our outlook for equities, as valuations are reasonable and we believe corporate earnings should grow at a double-digit pace in 2017. We are also encouraged that the U.S. is nearly at full employment, wages are increasing, and consumer confidence is relatively high.

     In managing the Portfolio, our focus remains on identifying and acquiring stocks of higher-quality companies within both the value and growth universes, and we believe such stocks will outperform in 2017.

     In terms of sector weightings, the Portfolio's largest overweights relative to the S&P 500 as of June 30, 2017, are in the financials and I.T. sectors, and the largest underweights are in the consumer discretionary and real estate sectors. In financials, we have been finding attractive opportunities in banks, as we believe the gradual interest-rate increases being implemented by the Fed will improve the banking sector's profitability. In addition, we believe that the improved capital positions of many banks will enable them to return more capital to their investors. The overweight to I.T. is largely a play on the development of cloud computing and artificial intelligence capabilities by several companies in the sector, including Portfolio holdings Microsoft, Alphabet, and Oracle.

     Both the consumer discretionary and real estate sectors are negatively correlated to the rising-interest-rate environment. Hence, the Portfolio's underweights. The Portfolio also has a modest underweight to energy, which is driven by the current "lower for longer" oil-price environment.

     Finally, the Portfolio has a neutral weight to health care, with an emphasis on the medical-device area. Medical-device companies are less exposed to the government's involvement with the overall sector and tend to generate more stable and consistent growth than other areas within health care.

Please refer to the Schedule of Investments on pages 8 to 10 for a full listing of Portfolio securities.

Past performance is no guarantee of future results.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of opinion as of the date of this report.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/17 (UNAUDITED)
--------------------------------------------------------------------------------

Shares                                                                     Value
              COMMON STOCKS - 99.2%
              Energy - 5.4%
              Oil & Gas Equipment &
              Services - 2.6%
     54,400   Schlumberger, Ltd.                                   $   3,581,696
                                                                   -------------
              Oil & Gas Exploration &
              Production - 2.8%
     42,100   EOG Resources, Inc.                                  $   3,810,892
                                                                   -------------
              Total Energy                                         $   7,392,588
                                                                   -------------
              Materials - 3.1%
              Diversified Chemicals - 0.6%
     12,800   The Dow Chemical Co.                                 $     807,296
                                                                   -------------
              Specialty Chemicals - 1.5%
     19,000   PPG Industries, Inc.                                 $   2,089,240
                                                                   -------------
              Steel - 1.0%
     24,100   Nucor Corp.                                          $   1,394,667
                                                                   -------------
              Total Materials                                      $   4,291,203
                                                                   -------------
              Capital Goods - 2.4%
              Aerospace & Defense - 0.9%
      7,900   Raytheon Co.                                         $   1,275,692
                                                                   -------------
              Industrial Conglomerates - 1.5%
     15,500   Honeywell International, Inc.                        $   2,065,995
                                                                   -------------
              Total Capital Goods                                  $   3,341,687
                                                                   -------------
              Commercial Services &
              Supplies - 1.8%
              Environmental & Facilities
              Services - 1.8%
     33,200   Waste Management, Inc.                               $   2,435,220
                                                                   -------------
              Total Commercial Services &
              Supplies                                             $   2,435,220
                                                                   -------------
              Transportation - 6.0%
              Air Freight & Logistics - 2.6%
     16,350   FedEx Corp.                                          $   3,553,346
                                                                   -------------
              Railroads - 3.4%
     40,900   Kansas City Southern                                 $   4,280,185
      4,300   Union Pacific Corp.                                        468,313
                                                                   -------------
                                                                   $   4,748,498
                                                                   -------------
              Total Transportation                                 $   8,301,844
                                                                   -------------
              Automobiles &
              Components - 0.8%
              Auto Parts & Equipment - 0.8%
     27,100   BorgWarner, Inc.                                     $   1,147,956
                                                                   -------------
              Total Automobiles &
              Components                                           $   1,147,956
                                                                   -------------
              Consumer Durables &
              Apparel - 0.0%
              Household Appliances - 0.0%
        200   Whirlpool Corp.                                      $      38,324
                                                                   -------------
              Total Consumer Durables &
              Apparel                                              $      38,324
                                                                   -------------
              Consumer Services - 2.5%
              Restaurants - 2.5%
     20,400   Starbucks Corp.                                      $   1,189,524
     29,900   Yum! Brands, Inc.                                        2,205,424
                                                                   -------------
                                                                   $   3,394,948
                                                                   -------------
              Total Consumer Services                              $   3,394,948
                                                                   -------------
              Media - 2.9%
              Broadcasting - 2.1%
     42,200   Scripps Networks Interactive, Inc.                   $   2,882,682
                                                                   -------------
              Cable & Satellite - 0.8%
     17,000   DISH Network Corp.                                   $   1,066,920
                                                                   -------------
              Movies & Entertainment - 0.0%
        650   The Walt Disney Co.                                  $      69,062
                                                                   -------------
              Total Media                                          $   4,018,664
                                                                   -------------
              Retailing - 3.4%
              Apparel Retail - 0.7%
     14,500   The TJX Companies, Inc.                              $   1,046,465
                                                                   -------------
              Home Improvement
              Retail - 2.7%
     24,200   The Home Depot, Inc.                                 $   3,712,280
                                                                   -------------
              Total Retailing                                      $   4,758,745
                                                                   -------------
              Food & Staples Retailing - 0.8%
              Drug Retail - 0.8%
     13,500   CVS Health Corp.                                     $   1,086,210
                                                                   -------------
              Total Food & Staples Retailing                       $   1,086,210
                                                                   -------------
              Food, Beverage &
              Tobacco - 6.0%
              Soft Drinks - 3.1%
     37,100   PepsiCo., Inc.                                       $   4,284,679
                                                                   -------------
              Packaged Foods & Meats - 2.9%
     21,700   The Hershey Co.                                      $   2,329,929
     19,500   The Kraft Heinz Co.                                      1,669,980
                                                                   -------------
                                                                   $   3,999,909
                                                                   -------------
              Total Food, Beverage &
              Tobacco                                              $   8,284,588
                                                                   -------------
              Household & Personal
              Products - 1.0%
              Household Products - 1.0%
     10,900   The Clorox Co.                                       $   1,452,316
                                                                   -------------
              Total Household & Personal
              Products                                             $   1,452,316
                                                                   -------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

Shares                                                                     Value
              Health Care Equipment &
              Services - 6.8%
              Health Care Equipment - 2.7%
     41,600   Medtronic PLC                                        $   3,692,000
                                                                   -------------
              Health Care Supplies - 0.8%
     18,600   Dentsply Sirona, Inc.                                $   1,206,024
                                                                   -------------
              Managed Health Care - 3.3%
     24,400   UnitedHealth Group, Inc.                             $   4,524,248
                                                                   -------------
              Total Health Care Equipment &
              Services                                             $   9,422,272
                                                                   -------------
              Pharmaceuticals, Biotechnology
              & Life Sciences - 7.4%
              Biotechnology - 3.3%
     21,600   Celgene Corp.*                                       $   2,805,192
      7,950   Incyte Corp.*                                            1,000,984
      4,900   TESARO, Inc.*                                              685,314
                                                                   -------------
                                                                   $   4,491,490
                                                                   -------------
              Pharmaceuticals - 4.1%
     19,900   Eli Lilly & Co.                                      $   1,637,770
     82,200   Pfizer, Inc.                                             2,761,098
     20,400   Zoetis, Inc.                                             1,272,552
                                                                   -------------
                                                                   $   5,671,420
                                                                   -------------
              Total Pharmaceuticals,
              Biotechnology & Life Sciences                        $  10,162,910
                                                                   -------------
              Banks - 9.5%
              Diversified Banks - 9.5%
     53,500   Citigroup, Inc.                                      $   3,578,080
     71,800   JPMorgan Chase & Co.                                     6,562,520
     57,500   US Bancorp                                               2,985,400
                                                                   -------------
                                                                   $  13,126,000
                                                                   -------------
              Total Banks                                          $  13,126,000
                                                                   -------------
              Diversified Financials - 7.1%
              Multi-Sector Holdings - 2.4%
     19,400   Berkshire Hathaway, Inc. (Class B)*                  $   3,285,778
                                                                   -------------
              Asset Management & Custody
              Banks - 1.9%
      6,200   BlackRock, Inc.                                      $   2,618,942
                                                                   -------------
              Investment Banking &
              Brokerage - 1.6%
      9,950   The Goldman Sachs Group, Inc.                        $   2,207,905
                                                                   -------------
              Financial Exchanges &
              Data - 1.2%
     13,700   CME Group, Inc.                                      $   1,715,788
                                                                   -------------
              Total Diversified Financials                         $   9,828,413
                                                                   -------------
              Insurance - 1.4%
              Multi-line Insurance - 1.4%
     37,700   The Hartford Financial Services
              Group, Inc.                                          $   1,981,889
                                                                   -------------
              Total Insurance                                      $   1,981,889
                                                                   -------------
              Software & Services - 16.0%
              Internet Software &
              Services - 8.1%
      8,050   Alphabet, Inc. (Class A)                             $   7,483,924
     30,000   eBay, Inc.*                                              1,047,600
     17,200   Facebook, Inc.*                                          2,596,856
                                                                   -------------
                                                                   $  11,128,380
                                                                   -------------
              Data Processing & Outsourced
              Services - 1.6%
     23,300   Visa, Inc.                                           $   2,185,074
                                                                   -------------
              Systems Software - 6.3%
      5,400   Check Point Software
              Technologies, Ltd.*                                  $     589,032
     86,300   Microsoft Corp.                                          5,948,659
     43,600   Oracle Corp.                                             2,186,104
                                                                   -------------
                                                                   $   8,723,795
                                                                   -------------
              Total Software & Services                            $  22,037,249
                                                                   -------------
              Technology Hardware &
              Equipment - 6.0%
              Communications
              Equipment - 2.0%
     91,000   Cisco Systems, Inc.                                  $   2,848,300
                                                                   -------------
              Computer Storage &
              Peripherals - 4.0%
     38,000   Apple, Inc.                                          $   5,472,760
                                                                   -------------
              Total Technology Hardware &
              Equipment                                            $   8,321,060
                                                                   -------------
              Semiconductors &
              Semiconductor
              Equipment - 2.5%
              Semiconductor
              Equipment - 0.6%
      5,800   Lam Research Corp.*                                  $     820,294
                                                                   -------------
              Semiconductors - 1.9%
     33,100   Analog Devices, Inc.                                 $   2,575,180
                                                                   -------------
              Total Semiconductors &
              Semiconductor Equipment                              $   3,395,474
                                                                   -------------
              Telecommunication
              Services - 1.9%
              Integrated Telecommunication
              Services - 1.9%
     68,800   AT&T, Inc.                                           $   2,595,824
                                                                   -------------
              Total Telecommunication
              Services                                             $   2,595,824
                                                                   -------------
              Utilities - 3.5%
              Electric Utilities - 3.5%
     69,100   American Electric Power Co., Inc.                    $   4,800,377
                                                                   -------------
              Total Utilities                                      $   4,800,377
                                                                   -------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/17 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

Shares                                                                     Value
              Real Estate - 1.0%
              Specialized REIT - 1.0%
     13,850   Crown Castle International Corp.                     $   1,387,494
                                                                   -------------
              Total Real Estate                                    $   1,387,494
                                                                   -------------
              TOTAL COMMON STOCKS
              (Cost $104,780,896)                                  $ 137,003,255
                                                                   -------------
              TOTAL INVESTMENT IN
              SECURITIES - 99.2%
              (Cost $104,780,896) (a)                              $ 137,003,255
                                                                   -------------
              OTHER ASSETS &
              LIABILITIES - 0.8%                                   $   1,077,199
                                                                   -------------
              NET ASSETS - 100.0%                                  $ 138,080,454
                                                                   =============

*    Non-income producing security.

(a) At June 30, 2017, the net unrealized appreciation on investments based on cost for federal income tax purposes of $104,998,163 was as follows:

          Aggregate gross unrealized appreciation for all investments in which
          there is an excess of value over tax cost                              $33,063,652

          Aggregate gross unrealized depreciation for all investments in which
          there is an excess of tax cost over value                               (1,058,560)
                                                                                 -----------
          Net unrealized appreciation                                            $32,005,092
                                                                                 ===========

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2017 aggregated to $41,707,792 and $51,621,313, respectively.

The Portfolio is permitted to engage in purchase and sale transactions ("cross trades") with certain Portfolios and accounts for which Amundi Pioneer Asset Management, Inc., (Amundi Pioneer) formerly Pioneer Investment Management, Inc.
(PIM), serves as the Portfolio's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended June 30, 2017, the Portfolio did not engage in cross trade activity.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Level 1 - quoted prices in active markets for identical securities.

Level 2 - other significant observable inputs (Including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

Level 3 - significant unobservable inputs (Including the Portfolio's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of June 30, 2017, in valuing the Portfolio's investments:

                               Level 1       Level 2    Level 3        Total
Common Stocks               $137,003,255      $  --      $  --      $137,003,255
                            ------------      -----      -----      ------------
      Total                 $137,003,255      $  --      $  --      $137,003,255
                            ============      =====      =====      ============

During the six months ended June 30, 2017, there were no transfers between Levels 1, 2 and 3.

   The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                          Six Months
                                                             Ended
                                                            6/30/17    Year Ended   Year Ended    Year Ended  Year Ended  Year Ended
                                                          (unaudited)   12/31/16     12/31/15      12/31/14    12/31/13    12/31/12
Class I
Net asset value, beginning of period                       $  17.72     $  19.75     $  26.84      $  26.25    $  20.90    $  19.96
                                                           --------     --------     --------      --------    --------    --------
Increase (decrease) from investment operations:
   Net investment income (loss)                            $   0.11(b)  $   0.24(b)  $   0.25(b)   $   0.18    $   0.31    $   0.33
   Net realized and unrealized gain (loss) on investments      1.52         1.46        (0.07)         2.63        6.42        1.65
                                                           --------     --------     --------      --------    --------    --------
      Net increase (decrease) from investment operations   $   1.63     $   1.70     $   0.18      $   2.81    $   6.73    $   1.98
                                                           --------     --------     --------      --------    --------    --------
Distribution to shareowners:
   Net investment income                                   $  (0.10)    $  (0.24)    $  (0.26)     $  (0.32)   $  (0.30)   $  (0.33)
   Net realized gain                                          (2.74)       (3.49)       (7.01)        (1.90)      (1.08)      (0.71)
                                                           --------     --------     --------      --------    --------    --------
Total distributions                                        $  (2.84)    $  (3.73)    $  (7.27)     $  (2.22)   $  (1.38)   $  (1.04)
                                                           --------     --------     --------      --------    --------    --------
Net increase (decrease) in net asset value                 $  (1.21)    $  (2.03)    $  (7.09)     $   0.59    $   5.35    $   0.94
                                                           --------     --------     --------      --------    --------    --------
Net asset value, end of period                             $  16.51     $  17.72     $  19.75      $  26.84    $  26.25    $  20.90
                                                           ========     ========     ========      ========    ========    ========
Total return*                                                  9.17%        9.81%       (0.06)%(c)    11.03%      33.28%      10.24%
Ratio of net expenses to average net assets (a)                0.75%**      0.75%        0.75%         0.74%       0.72%       0.74%
Ratio of net investment income (loss) to average
   net assets                                                  1.16%**      1.32%        1.09%         1.15%       1.27%       1.50%
Portfolio turnover rate                                          61%**        60%          49%           25%          7%         44%
Net assets, end of period (in thousands)                   $122,987     $121,626     $127,818      $151,325    $194,609    $178,900

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

(a)   Includes interest expense of 0.00%, 0.00%, 0.00%, 0.00%+, 0.00% and 0.00%, respectively.

+     Amount rounds to less than 0.01%.

(b) The per-share data presented above is based on the average shares outstanding for the period presented.

(c) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2015, the total return would have been (0.21)%.

**    Annualized.

Note: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                                 (continued)
--------------------------------------------------------------------------------

                                                            Six Months
                                                               Ended
                                                              6/30/17   Year Ended  Year Ended    Year Ended  Year Ended  Year Ended
                                                            (unaudited)  12/31/16    12/31/15      12/31/14    12/31/13    12/31/12
Class II
Net asset value, beginning of period                         $ 17.78     $ 19.79     $ 26.89       $ 26.28     $ 20.92     $ 19.97
                                                             -------     -------     -------       -------     -------     -------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $  0.08(b)  $  0.19(b)  $  0.19(b)    $  0.82     $  0.25     $  0.27
   Net realized and unrealized gain (loss) on investments       1.52        1.48       (0.09)         1.93        6.43        1.66
                                                             -------     -------     -------       -------     -------     -------
      Net increase (decrease) from investment operations     $  1.60     $  1.67     $  0.10       $  2.75     $  6.68     $  1.93
                                                             -------     -------     -------       -------     -------     -------
Distribution to shareowners:
   Net investment income                                     $ (0.08)    $ (0.19)    $ (0.19)      $ (0.24)    $ (0.24)    $ (0.27)
   Net realized gain                                           (2.74)      (3.49)      (7.01)        (1.90)      (1.08)      (0.71)
                                                             -------     -------     -------       -------     -------     -------
Total distributions                                          $ (2.82)    $ (3.68)    $ (7.20)      $ (2.14)    $ (1.32)    $ (0.98)
                                                             -------     -------     -------       -------     -------     -------
Net increase (decrease) in net asset value                   $ (1.22)    $ (2.01)    $ (7.10)      $  0.61     $  5.36     $  0.95
                                                             -------     -------     -------       -------     -------     -------
Net asset value, end of period                               $ 16.56     $ 17.78     $ 19.79       $ 26.89     $ 26.28     $ 20.92
                                                             =======     =======     =======       =======     =======     =======
Total return*                                                   8.96%       9.62%      (0.37)%(c)    10.78%      32.98%       9.95%
Ratio of net expenses to average net assets (a)                 1.00%**     1.00%       1.01%         0.99%       0.98%       0.99%
Ratio of net investment income (loss) to average net assets     0.91%**     1.07%       0.84%         0.89%       1.01%       1.25%
Portfolio turnover rate                                           61%**       60%         49%           25%          7%         44%
Net assets, end of period (in thousands)                     $15,094     $15,328     $15,420       $19,180     $21,563     $21,156

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

(a)   Includes interest expense of 0.00%, 0.00%, 0.00%, 0.00%+, 0.00% and 0.00%, respectively.

+     Amount rounds to less than 0.01%.

(b) The per-share data presented above is based on the average shares outstanding for the period presented.

(c) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2015, the total return would have been (0.52)%.

**    Annualized.

Note: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/17 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
   Investment in securities (cost $104,780,896)                                    $137,003,255
   Cash                                                                                 523,251
   Receivables --
      Investment securities sold                                                        782,891
      Portfolio shares sold                                                              13,392
      Dividends                                                                         104,038
      Other assets                                                                          309
                                                                                   ------------
         Total assets                                                              $138,427,136
                                                                                   ------------
LIABILITIES:
   Payables --
      Investment securities purchased                                              $    277,308
      Portfolio shares repurchased                                                       24,124
      Trustee fees                                                                           10
      Audit expense                                                                      14,750
   Due to affiliates                                                                     26,297
   Accrued expenses                                                                       4,193
                                                                                   ------------
         Total liabilities                                                         $    346,682
                                                                                   ------------
NET ASSETS:
   Paid-in capital                                                                 $ 95,323,538
   Undistributed net investment income                                                   92,173
   Accumulated net realized gain on investments and foreign currency transactions    10,442,322
   Net unrealized appreciation on investments                                        32,222,359
   Net unrealized appreciation on other assets and
      liabilities denominated in foreign currencies                                          62
                                                                                   ------------
         Net assets                                                                $138,080,454
                                                                                   ------------
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
   Class I (based on $122,986,627/7,449,404 shares)                                $      16.51
                                                                                   ============
   Class II (based on $15,093,827/911,211 shares)                                  $      16.56
                                                                                   ============

   The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------

For the Six Months Ended 6/30/17

INVESTMENT INCOME:
   Dividends                                                                                  $ 1,318,499
   Interest                                                                                         2,270
                                                                                              -----------
         Total investment income                                                                            $ 1,320,769
                                                                                                            -----------

EXPENSES:
   Management fees                                                                            $   449,911
   Distribution fees
      Class II                                                                                     18,970
   Administrative expense                                                                          28,676
   Custodian fees                                                                                  10,964
   Professional fees                                                                               12,902
   Printing expense                                                                                 8,793
   Fees and expenses of nonaffiliated Trustees                                                      3,620
   Miscellaneous                                                                                    2,376
                                                                                              -----------
      Total expenses                                                                                        $   536,212
                                                                                                            -----------
         Net investment income                                                                              $   784,557
                                                                                                            -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS:
   Net realized gain (loss) on:
      Investments                                                                                           $10,685,948
                                                                                                            -----------
   Change in net unrealized appreciation (depreciation) on:
      Investments                                                                             $   697,650
      Other assets and liabilities denominated in foreign currencies                                  267   $   697,917
                                                                                              -----------   -----------
   Net realized and unrealized gain (loss) on investments and foreign currency transactions                 $11,383,865
                                                                                                            -----------
   Net increase in net assets resulting from operations                                                     $12,168,422
                                                                                                            ===========

   The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                              Six Months
                                                                                 Ended
                                                                                6/30/17       Year Ended
                                                                              (unaudited)      12/31/16
FROM OPERATIONS:
Net investment income (loss)                                                 $     784,557   $   1,772,642
Net realized gain (loss) on investments                                         10,685,948      19,733,255
Change in net unrealized appreciation (depreciation) on investments
   and foreign currency transactions                                               697,917      (8,741,665)
                                                                             -------------   -------------
     Net increase in net assets resulting from operations                    $  12,168,422   $  12,764,232
                                                                             -------------   -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class I ($0.10 and $0.24 per share, respectively)                         $    (653,161)  $  (1,603,281)
   Class II ($0.08 and $0.19 per share, respectively)                              (64,872)       (159,488)
Net realized gain:
   Class I ($2.74 and $3.49 per share, respectively)                         $ (17,550,211)  $ (21,164,881)
   Class II ($2.74 and $3.49 per share, respectively)                           (2,200,509)     (2,759,666)
                                                                             -------------   -------------
     Total distributions to shareowners                                      $ (20,468,753)  $ (25,687,316)
                                                                             -------------   -------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                             $   3,945,305   $   6,481,868
Reinvestment of distributions                                                   20,468,753      25,687,316
Cost of shares repurchased                                                     (14,988,135)    (25,528,460)
                                                                             -------------   -------------
     Net increase in net assets resulting from portfolio share transactions  $   9,425,923   $   6,640,724
                                                                             -------------   -------------
     Net increase (decrease) in net assets                                   $   1,125,592   $  (6,282,360)
NET ASSETS:
Beginning of period                                                          $ 136,954,862   $ 143,237,222
                                                                             -------------   -------------
End of period                                                                $ 138,080,454   $ 136,954,862
                                                                             =============   =============
Undistributed net investment income                                          $      92,173   $      25,649
                                                                             =============   =============

                                        Six Months     Six Months
                                           Ended          Ended
                                          6/30/17        6/30/17      Year Ended    Year Ended
                                           Shares        Amount        12/31/16      12/31/16
                                        (unaudited)    (unaudited)      Shares        Amount
CLASS I
Shares sold                               127,886     $  2,362,375       188,095   $  3,440,429
Reinvestment of distributions           1,096,322       18,203,372     1,353,142     22,768,162
Less shares repurchased                  (636,747)     (11,860,661)   (1,152,416)   (20,997,296)
                                        ---------     ------------   -----------   ------------
     Net increase                         587,461     $  8,705,086       388,821   $  5,211,295
                                        =========     ============    ==========   ============
CLASS II
Shares sold                                83,984     $  1,582,930       162,343   $  3,041,439
Reinvestment of distributions             136,002        2,265,381       173,218      2,919,154
Less shares repurchased                  (170,989)      (3,127,474)     (252,463)    (4,531,164)
                                        ---------     ------------   -----------   ------------
     Net increase                          48,997     $    720,837        83,098   $  1,429,429
                                        =========     ============    ==========   ============

   The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/17 (UNAUDITED)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Fund VCT Portfolio (the Portfolio) is one of 9 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objectives of the Portfolio are reasonable income and capital growth.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board of Trustees the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world. Amundi, one of the world's largest asset managers, is headquartered in Paris, France. As a result of the transaction, Pioneer Investment Management, Inc., the Portfolio's investment adviser, became an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A., a wholly owned subsidiary of UniCredit S.p.A.

In connection with the transaction, the names of the Portfolio's investment adviser and principal underwriter changed. Effective July 3, 2017, the name of Pioneer Investment Management, Inc. changed to Amundi Pioneer Asset Management, Inc. and the name of Pioneer Funds Distributor, Inc. changed to Amundi Pioneer Distributor, Inc.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles (U.S. GAAP) that require the management of the Portfolio to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The Portfolio is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.   Security Valuation

     The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE.

     Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

     The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times. The Portfolio may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

     Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Amundi Pioneer Asset Management, Inc., (Amundi Pioneer), formerly Pioneer Investment Management, Inc. (PIM), the Portfolio's investment adviser, pursuant to procedures

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

     adopted by the Portfolio's Board of Trustees. Amundi Pioneer's, formerly PIM's, fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. Amundi Pioneer's, formerly PIM's, fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ significantly from exchange prices and such differences could be material.

     At June 30, 2017, there were no securities valued using fair value methods (other than securities valued using prices supplied by independent pricing services).

B.   Investment Income and Transactions

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Foreign Currency Translation

     The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D.   Federal Income Taxes

     It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2016, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by Federal and State tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

     The tax character of current year distributions payable will be determined at the end of the Portfolio's taxable year. The tax character of distributions paid during the year ended December 31, 2016 and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2016, were as follows:

      --------------------------------------------------------------------------
                                                                         2016
      --------------------------------------------------------------------------
      Distributions paid from:
      Ordinary income                                                $ 1,762,769
      Long-term capital gain                                          23,924,547
                                                                     -----------
        Total distributions                                          $25,687,316
                                                                     ===========
      Distributable Earnings
      Undistributed long-term gain                                   $19,750,010
      Net unrealized appreciation                                     31,307,237
                                                                     -----------
       Total                                                         $51,057,247
                                                                     ===========

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/17 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

     The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales and the tax basis adjustment on other common stocks.

E.   Portfolio Shares and Class Allocations

     The Portfolio records sales and repurchases of its shares as of trade date. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see
     Note 4). Class I shares do not pay distribution fees.

     All expenses and fees paid to the Portfolio's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of the adjusted net assets at the beginning of the day.

     Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates. Dividends and distributions to shareowners are recorded on the ex-dividend date.

F.   Risks

     At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

2. Management Agreement

Amundi Pioneer, formerly PIM, manages the Portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $25,255 in management fees, administrative costs and certain other reimbursements payable to Amundi Pioneer, formerly PIM, at June 30, 2017.

3. Transfer Agent

Boston Financial Data Services, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Portfolio's omnibus relationship contracts.

4. Distribution Plan

The Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class II shares. Pursuant to the Plan, the Portfolio pays Amundi Pioneer Distributor, Inc., formerly PFD, a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate Amundi Pioneer Distributor, Inc., formerly PFD, for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by Amundi Pioneer Distributor, Inc., formerly PFD, in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $1,042 in distribution fees payable to Amundi Pioneer Distributor, Inc., formerly PFD, at June 30, 2017.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

5. Results of Shareholder Meeting

At a special meeting held on June 13, 2017, shareholders of the Portfolio were asked to consider the proposals described below. A report of the total votes cast by the Portfolio's shareholders follows:

-------------------------------------------------------------------------------------------
                                     For           Against      Abstain    Broker Non-Votes
-------------------------------------------------------------------------------------------
Proposal 1 - To approve a New
Management Agreement with
the Adviser                      6,638,519.750   96,480.574   274,384.902       0.001
-------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        For           Withhold
--------------------------------------------------------------------------------
Proposal 2 - To elect Trustees
--------------------------------------------------------------------------------
David R. Bock                                    54,456,647.995    3,258,595.894
--------------------------------------------------------------------------------
Benjamin M. Friedman                             54,442,669.321    3,272,574.568
--------------------------------------------------------------------------------
Margaret B.W. Graham                             54,676,097.231    3,039,146.658
--------------------------------------------------------------------------------
Lisa M. Jones                                    54,709,436.196    3,005,807.693
--------------------------------------------------------------------------------
Lorraine H. Monchak                              54,670,996.962    3,044,246.927
--------------------------------------------------------------------------------
Thomas J. Perna                                  54,595,257.758    3,119,986.131
--------------------------------------------------------------------------------
Marguerite A. Piret                              54,695,869.483    3,019,374.406
--------------------------------------------------------------------------------
Fred J. Ricciardi                                54,591,971.440    3,123,272.449
--------------------------------------------------------------------------------
Kenneth J. Taubes                                54,594,783.037    3,120,460.852
--------------------------------------------------------------------------------

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

Change in Independent Registered Public Accounting Firm

Prior to July 3, 2017 Pioneer Investment Management, Inc. (the "Adviser"), the Portfolio's investment adviser, was an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On that date, UniCredit completed the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the "Transaction"). As a result of the Transaction, the Adviser became an indirect, wholly-owned subsidiary of Amundi. Amundi is controlled by Credit Agricole S.A. Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide.

Deloitte & Touche LLP ("D&T"), the Portfolio's previous independent registered public accounting firm, informed the Audit Committee and the Board that it would no longer be independent with respect to the Portfolio upon the completion of the Transaction as a result of certain services being provided to Amundi and Credit Agricole, and, accordingly, that it intended to resign as the Portfolio's independent registered public accounting firm upon the completion of the Transaction. D&T's resignation was effective on July 3, 2017, when the Transaction was completed.

During the periods as to which D&T has served as the Portfolio's independent registered public accounting firm, including the Portfolio's two most recent fiscal years preceding the fiscal year ended December 31, 2017, D&T's reports on the Portfolio's financial statements have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

Effective immediately following the completion of the Transaction on July 3, 2017, the Board, acting upon the recommendation of the Audit Committee, engaged a new independent registered public accounting firm, Ernst & Young LLP ("EY"), for the Portfolio's fiscal year ended December 31, 2017.

Prior to its engagement, EY had advised the Portfolio's Audit Committee that EY had identified the following matters, in each case relating to services rendered by other member firms of Ernst & Young Global Limited, all of which are located outside the United States, to UniCredit and certain of its subsidiaries during the period commencing July 1, 2016, that it determined to be inconsistent with the auditor independence rules set forth by the Securities and Exchange Commission ("SEC"): (a) project management support services to UniCredit in the Czech Republic, Germany, Italy, Serbia and Slovenia in relation to twenty-two projects, that were determined to be inconsistent with Rule 2-01(c)(4)(vi) of Regulation S-X (management functions); (b) two engagements for UniCredit in Italy where fees were contingent/success based and that were determined to be inconsistent with Rule 2-01(c)(5) of Regulation S-X (contingent fees); (c) four engagements where legal and expert services were provided to UniCredit in the Czech Republic and Germany, and twenty engagements where the legal advisory services were provided to UniCredit in Austria, Czech Republic, Italy and Poland, that were determined to be inconsistent with Rule 2-01(c)(4)(ix) and (x) of Regulation S-X (legal and expert services); and (d) two engagements for UniCredit in Italy involving assistance in the sale of certain assets, that were determined to be inconsistent with Rule 2-01(c)(4)(viii) of Regulation S-X (broker-dealer, investment advisor or investment banking services). None of the foregoing services involved the Portfolio, any of the other funds in the Pioneer Family of Funds or any other Pioneer entity sold by UniCredit in the Transaction.

EY advised the Audit Committee that it had considered the matters described above and had concluded that such matters would not impair EY's ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Portfolio under the SEC and Public Company Accounting Oversight Board independence rules, and that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion. Management and the Audit Committee considered these matters and discussed the matters with EY and, based upon EY's description of the matters and statements made by EY, Management and the Audit Committee believe that EY will be capable of exercising objective and impartial judgment in connection with the audits of the financial statements of the Portfolio, and Management further believes that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
APPROVAL OF NEW AND INTERIM MANAGEMENT AGREEMENTS
--------------------------------------------------------------------------------

Amundi Pioneer Asset Management, Inc. (Amundi Pioneer), formerly Pioneer Investment Management, Inc., serves as the investment adviser to Pioneer Fund VCT Portfolio (the Portfolio) pursuant to an investment management agreement between Amundi Pioneer and the Portfolio.

On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world (the "Transaction"). As a result of the Transaction, Amundi Pioneer became an indirect wholly-owned subsidiary of Amundi and Amundi's wholly-owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A. ("PGAM"), a wholly-owned subsidiary of UniCredit S.p.A. ("UniCredit").

Under the Investment Company Act of 1940, the Portfolio's current investment management agreement (the "Current Management Agreement") terminated automatically upon the consummation of the Transaction. In order for Amundi Pioneer to continue to manage the Portfolio after the consummation of the Transaction, the Trustees and shareholders of the Portfolio were required to approve a new investment management agreement for the Portfolio (the "New Management Agreement"). As discussed below, the Board of Trustees of the Portfolio approved the New Management Agreement at a meeting held on March 6-7, 2017. The New Management Agreement was approved by the shareholders of the Portfolio at a meeting held on June 13, 2017. The Board of Trustees of the Portfolio also approved an interim investment management agreement between Amundi Pioneer and the Portfolio (the "Interim Management Agreement") at the March 6-7, 2017 meeting. The Interim Management Agreement would have taken effect upon the closing of the Transaction in the event that the shareholders of the Portfolio did not approve the New Management Agreement.

Board Evaluation of the New and Interim Management Agreements

The Board evaluated the Transaction and the New Management Agreement and Interim Management Agreement for the Portfolio. In connection with their evaluation of the Transaction and the New Management Agreement for the Portfolio, the Trustees requested such information as they deemed reasonably necessary, including: (a) the structure of the Transaction and the strategy underlying the Transaction;
(b) the anticipated benefits of the Transaction to the Portfolio and its shareholders; (c) the post-Transaction plans for Amundi Pioneer, including Amundi's plans for integration of Pioneer Investments and Amundi Pioneer with its existing asset management businesses and plans for the future development of Amundi Pioneer; (d) the effect of the Transaction on the ongoing services provided to the Portfolio, including the need to select a new independent registered public accounting firm for the Portfolio, and any plans to modify the operations of the Portfolio; (e) the stability and continuity of Amundi Pioneer's management and key employees, including compensation and benefits to Amundi Pioneer's key employees, and retention plans and incentive plan structure; (f) the post-Transaction indebtedness and financial resources of Amundi Pioneer; (g) Amundi's legal and operational structure, its principal shareholders and senior management, its investment management, risk management, administrative, legal and compliance functions; (h) certain regulatory matters relating to Amundi's affiliates; and (i) Amundi's commitment to the United States, including the role of Amundi Pioneer in the larger Amundi business.

The Trustees also requested and obtained the following information in connection with their evaluation of the Transaction and the New Management Agreement for the Portfolio: (i) memoranda provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the New Management Agreement; (ii) the qualifications of the investment management teams for the Portfolio, as well as the level of investment by the Portfolio's portfolio managers in the Portfolio; (iii) the Portfolio's management fees and total expense ratios, the financial statements of Amundi Pioneer and its pre- and post-Transaction parent companies, profitability analyses from Amundi Pioneer, and analyses from Amundi Pioneer as to possible economies of scale; (iv) the profitability of the institutional business of Amundi Pioneer and Amundi Pioneer's affiliate, Amundi Pioneer Institutional Asset Management, Inc. ("Amundi Pioneer Institutional") as compared to that of Amundi Pioneer's fund management business; and (v) the differences between the fees and expenses of the Portfolio and the fees and expenses of Amundi Pioneer's and Amundi Pioneer Institutional's institutional accounts, as well as the different services provided by Adviser to the Portfolio and by Amundi Pioneer and Amundi Pioneer Institutional to the institutional accounts. In addition, the Trustees considered the information provided at regularly scheduled meetings throughout the year regarding the Portfolio's performance and risk attributes, including through meetings with investment management personnel, and took into account other information related to the Portfolio provided to the Trustees at regularly scheduled meetings. The Trustees also considered information they had received in their review of the continuance of the Current Management Agreement for the Portfolio in September 2016.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
APPROVAL OF NEW AND INTERIM MANAGEMENT AGREEMENTS                    (continued)
--------------------------------------------------------------------------------

At meetings held on January 9, 2017 and January 10, 2017, the Trustees met with representatives of Amundi and PGAM, including separate meetings of the Trustees who are not "interested persons" of the Fund Complex ("Independent Trustees") and counsel with representatives of Amundi and PGAM, and subsequently with representatives of Amundi. In those meetings, they received an extensive presentation from the representatives of Amundi, including the chief executive officer of Amundi, describing Amundi's background and history, its global asset management activities, the growth of its business, and its status as the largest asset management firm in Europe and one of the largest globally; its capital structure and financial resources, including information as to the financing of the Transaction; its principal investors, including its majority investor Credit Agricole S.A., and Credit Agricole's long-term commitment to the asset management business; the philosophy and strategy underlying the Transaction and the complementarity of Amundi's and Pioneer Investments' respective asset management businesses; Amundi's various operating and investment committees and how they would likely interact with Amundi Pioneer; the proposed integration process, including the progress to date and the establishment of various integration work streams; Amundi's plans for management of Amundi Pioneer; Amundi's philosophy as to compensation of key employees and its general intentions with respect to incentive plans for key employees of Amundi Pioneer; Amundi's preliminary plans to achieve cost and other synergies; and opportunities to further develop the business of Amundi Pioneer and Amundi Pioneer Institutional, including in the area of institutional asset management, and how that would benefit shareholders of the Pioneer Funds.

In those meetings, the representatives of Amundi confirmed their intention that the Chief Executive Officer and Chief Investment Officer of Amundi Pioneer would remain in their current positions, and confirmed that they do not currently foresee major changes in the day-to-day investment management operations of Amundi Pioneer with respect to the Portfolio as a direct result of the Transaction. They discussed incentive arrangements for key personnel that would continue after the closing of the Transaction and their plans to establish a new long-term incentive plan following the closing. They also generally discussed ways in which Amundi Pioneer could potentially draw on the expanded global resources of Amundi post-Transaction. At those meetings, the Independent Trustees identified certain areas to which they requested further information, including as to trading and execution of securities transactions, research and portfolio management and potential changes in investment process, particularly where asset classes managed by Amundi Pioneer would overlap with asset classes managed by Amundi, the continued availability of resources currently at Pioneer Investments or elsewhere within Amundi to assist in management of certain Funds, and any anticipated significant changes in operations. The Independent Trustees considered the uncertainty as to whether the Portfolio's independent registered public accounting firm could continue to act in that capacity after the closing of the Transaction. The Independent Trustees also met with counsel to review the information they had received to date and to discuss next steps.

Subsequently, the Trustees received further information from Amundi, including written responses to questions raised by the Independent Trustees, and received from Amundi Pioneer the information requested of it. The Independent Trustees reviewed the information provided with counsel at telephonic meetings held on February 16, 2017 and February 27, 2017. The Trustees held a special in-person Board meeting on March 6-7, 2017 for further consideration of the New Management Agreements, the Interim Management Agreements and the Transaction. The Trustees met again with senior executives of Amundi at the March 6-7, 2017 meeting.

At the March 6-7, 2017 meeting, based on their evaluation of the information provided by Amundi Pioneer and Amundi, the Trustees including the Independent Trustees voting separately, approved the New Management Agreement and the Interim Management Agreement for the Portfolio. In considering the New Management Agreement for the Portfolio, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in their determinations. The Trustees considered the same factors with respect to the Interim Management Agreement for the Portfolio.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by Amundi Pioneer to the Portfolio and that are expected to be provided by Amundi Pioneer to the Portfolio following the consummation of the Transaction. The Trustees reviewed the terms of the New Management Agreement, and noted that such terms are substantially similar to the terms of the Current Management Agreement, except for different execution dates, effective dates and termination dates. The Trustees reviewed Amundi Pioneer's investment approach for the Portfolio and its research process. The Trustees considered the resources of Amundi Pioneer and the personnel of Amundi Pioneer who provide investment management services to the Portfolio. They also reviewed the amount of non-investment resources and personnel of Amundi

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

Pioneer that are involved in Amundi Pioneer's services to the Portfolio, including Amundi Pioneer's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by Amundi Pioneer's senior management to the Pioneer Fund complex.

The Trustees considered that Amundi Pioneer supervises and monitors the performance of the Portfolio's service providers and provides the Portfolio with personnel (including Portfolio officers) and other resources that are necessary for the Portfolio's business management and operations and that Amundi Pioneer would continue to provide those investment management and research services and resources to the Portfolio following the consummation of the Transaction. The Trustees also considered that, as administrator, Amundi Pioneer would continue to be responsible for the administration of the Portfolio's business and other affairs. The Trustees considered the fees to be paid to Amundi Pioneer for the provision of administration services.

The Trustees considered that Deloitte & Touche LLP informed the Board that it would no longer be independent with respect to the Portfolio upon the completion of the Transaction and, accordingly, that it would be necessary for the Board to engage a new independent registered public accounting firm for the Portfolio.

The Trustees considered that the Transaction was not expected to have a material adverse impact on the nature, scope and overall quality of services provided to the Portfolio and its shareholders, including investment management, risk management, administrative, compliance, legal and other services, as a result of the Transaction.

In that regard, the Trustees considered that Amundi is one of the largest asset managers globally, and that Amundi Pioneer may have access to additional research and portfolio management capabilities as a result of the Transaction and that Amundi Pioneer, as part of Amundi, is expected to have an enhanced global presence that may contribute to an increase in the overall scale and resources of Amundi Pioneer. Furthermore, in considering whether the Transaction would be expected to have a material adverse impact on the nature, scope and overall quality of services provided to the Portfolio and its shareholders, the Trustees considered the statements by representatives of Amundi that they expect the Chief Executive Officer and Chief Investment Officer of Amundi Pioneer to remain in their current positions and that they do not currently foresee major changes in the day-to-day investment management operations of Amundi Pioneer as a direct result of the Transaction, or the risk management, legal or compliance services provided by Amundi Pioneer, with respect to the Portfolio. They further considered the current incentive arrangements for key personnel of Amundi Pioneer that would continue after the closing of the Transaction. They also noted Amundi's stated intention to establish a new long-term incentive plan following the closing.

The Trustees also took into account their experience in evaluating the proposed combination of Pioneer Investments and Santander Asset Management, which was announced in September, 2014 and abandoned in July, 2016. In light of, among other things, this experience, the Trustees determined that they were not able to identify any realistic alternatives to approving the New Management Agreement that would provide the level of services to the Portfolio and its shareholders that are expected to be provided by Amundi Pioneer after the closing of the Transaction.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that Amundi Pioneer would continue to provide to the Portfolio under the New Management Agreement would be satisfactory and consistent with the terms of the New Management Agreement.

Performance of the Portfolio

In considering the Portfolio's performance, the Trustees regularly reviewed and discussed throughout the year data prepared by Amundi Pioneer and information comparing the Portfolio's performance with the performance of its peer group of funds, as classified by each of Morningstar, Inc. (Morningstar) and Lipper, and the performance of the Portfolio's benchmark index. They also discussed the Portfolio's performance with Amundi Pioneer on a regular basis.

The Trustees' regular reviews and discussions were factored into the Trustees' deliberations concerning the approval of the New Management Agreement.

Management Fee and Expenses

The Trustees noted that the stated management fees to be paid by the Portfolio are identical under the Current Management Agreement and the New Management Agreement. The Trustees considered information showing the fees and expenses of the Portfolio in comparison to the management fees and expense ratios of its peer group of Portfolios as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
APPROVAL OF NEW AND INTERIM MANAGEMENT AGREEMENTS                    (continued)
--------------------------------------------------------------------------------

Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. In all quintile rankings referred to below, first quintile is most favorable to the Portfolio's shareowners. To the extent applicable, the Trustees also considered the impact of transfer agency, sub-transfer agency, and other non-management fee expenses on the expense ratios of the Portfolio. The Trustees noted that they separately review the Portfolio's transfer agency, sub-transfer agency and intermediary arrangements and that the results of the most recent such review were considered in the consideration of the Portfolio's expense ratio.

The Trustees considered that the Portfolio's management fee as of September 30, 2016 was in the third quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees considered that the expense ratio of the Portfolio's Class I shares as of September 30, 2016 was in the third quintile relative to its Morningstar category and in the third quintile relative to its Strategic Insight peer group, in each case for the comparable period. The Trustees considered the impact of the Portfolio's non-management fee expenses on the expense ratios of the Portfolio.

The Trustees reviewed management fees charged by Amundi Pioneer and Amundi Pioneer Institutional to institutional and other clients, including publicly offered European funds sponsored by Amundi Pioneer's affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered Amundi Pioneer's costs in providing services to the Portfolio and Amundi Pioneer's and Amundi Pioneer Institutional's costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with Amundi Pioneer's and Amundi Pioneer Institutional's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Portfolio and other client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Portfolio and considered that, under both the Current Management Agreement and the New Management Agreement, Amundi Pioneer would perform additional services for the Portfolio that it does not provide to those other clients or services that are broader in scope, including oversight of the Portfolio's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Portfolio is subject. The Trustees also considered the different risks associated with Amundi Pioneer's management of the Portfolio and Amundi Pioneer's and Amundi Pioneer Institutional's management of the other client accounts.

The Trustees concluded that the management fee payable by the Portfolio to Amundi Pioneer was reasonable in relation to the nature and quality of the services to be provided by Amundi Pioneer.

Profitability

The Trustees considered information provided by Amundi Pioneer regarding the profitability of Amundi Pioneer with respect to the advisory services provided by Amundi Pioneer to the Portfolio, including the methodology used by Amundi Pioneer in allocating certain of its costs to the management of the Portfolio. The Trustees also considered Amundi Pioneer's profit margin in connection with the overall operation of the Portfolio. They further reviewed the financial results, including the profit margins, realized by Amundi Pioneer and Amundi Pioneer Institutional from non-fund businesses. The Trustees considered Amundi Pioneer's profit margins with respect to the Portfolio in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that Amundi Pioneer's profitability with respect to the management of the Portfolio was not unreasonable.

Economies of Scale

The Trustees considered Amundi Pioneer's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Portfolio and Portfolio shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by Amundi Pioneer in research and analytical capabilities and Amundi Pioneer's commitment and resource allocation to the Portfolio. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Portfolio.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

Other Benefits

The Trustees considered the other benefits that Amundi Pioneer enjoys from its relationship with the Portfolio. The Trustees considered the character and amount of fees paid or to be paid by the Portfolio, other than under the Current Management Agreement or the New Management Agreement, for services provided by Amundi Pioneer and its affiliates. The Trustees further considered the revenues and profitability of Amundi Pioneer's businesses other than the Portfolio business. To the extent applicable, the Trustees also considered the benefits to the Portfolio and to Amundi Pioneer and its affiliates from the use of "soft" commission dollars generated by the Portfolio to pay for research and brokerage services.

The Trustees considered that following the completion of the Transaction, Amundi Pioneer will be the principal U.S. asset management business of Amundi, and that Amundi's worldwide asset management business will manage over $1.38 trillion in assets (including the Pioneer Funds). This may create opportunities for Amundi Pioneer, Amundi Pioneer Institutional and Amundi that derive from Amundi Pioneer's relationships with the Portfolio, including Amundi's ability to market the services of Amundi Pioneer globally. The Trustees noted that Amundi Pioneer may have access to additional research capabilities as a result of the Transaction and Amundi's enhanced global presence that may contribute to an increase of the overall scale of Amundi Pioneer. The Trustees considered that Amundi Pioneer and the Portfolio are expected to receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Portfolio, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Amundi Pioneer as a result of its relationship with the Portfolio were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the New Management Agreement and the Interim Management Agreement for the Portfolio, including the fees payable thereunder, were fair and reasonable and voted to approve the New Management Agreement and the Interim Management Agreement, and to recommend that shareholders approve the New Management Agreement.

                          This page is for your notes.

                          This page is for your notes.

                          This page is for your notes.

[LOGO] Amundi Pioneer
       ==============
     ASSET MANAGEMENT

Pioneer Variable Contracts Trust

Officers                                               Trustees
Lisa M. Jones, President and Chief Executive Officer   Thomas J. Perna, Chairman
Mark E. Bradley, Treasurer and Chief Financial Officer David R. Bock
Christopher J. Kelley, Secretary and Chief             Benjamin M. Friedman
Legal Officer                                          Margaret B.W. Graham
                                                       Lisa M. Jones
                                                       Lorraine H. Monchak
                                                       Marguerite A. Piret
                                                       Fred J. Ricciardi
                                                       Kenneth J. Taubes


Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.,
formerly Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Amundi Pioneer Distributor, Inc.,
formerly Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Boston Financial Data Services, Inc.

[LOGO] Amundi Pioneer
       ==============
     ASSET MANAGEMENT

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                                                                   19611-11-0817

                                                           [LOGO] Amundi Pioneer
                                                                  ==============
                                                                ASSET MANAGEMENT

                                                PIONEER VARIABLE CONTRACTS TRUST

                       Pioneer High Yield VCT Portfolio -- Class I and II Shares

                                                               SEMIANNUAL REPORT

                                                                   June 30, 2017

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST

Table of Contents
--------------------------------------------------------------------------------

Pioneer High Yield VCT Portfolio

  Portfolio and Performance Update                                             2

  Comparing Ongoing Portfolio Expenses                                         3

  Portfolio Management Discussion                                              4

  Schedule of Investments                                                      7

  Financial Statements                                                        26

  Notes to Financial Statements                                               31

  Additional Information                                                      38

  Approval of New and Interim Management Agreements                           39

  Trustees, Officers, and Service Providers                                   45

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/17
--------------------------------------------------------------------------------

Portfolio Diversification*
(As a percentage of total investment in securities)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Corporate Bonds                                                       64.3%
Convertible Corporate Bonds                                                10.5%
International Corporate Bonds                                               9.6%
U.S. Government Securities                                                  5.3%
U.S. Common Stocks                                                          3.5%
Closed End Fund                                                             2.1%
Senior Secured Loans                                                        1.8%
Convertible Preferred Stocks                                                1.2%
Collateralized Mortgage Obligations                                         0.8%
International Common Stocks                                                 0.5%
Municipal Bonds                                                             0.3%
U.S. Preferred Stocks                                                       0.1%

* Includes investment in Insurance Linked Securities totaling 0.09% of total investment portfolio.

Five Largest Holdings
(As a percentage of long-term holdings)*

------------------------------------------------------------------------------------
  1. Pioneer ILS Interval Fund                                                 2.18%
------------------------------------------------------------------------------------
  2. U.S. Treasury Bills, 7/20/17                                              1.80
------------------------------------------------------------------------------------
  3. Valeant Pharmaceuticals International, Inc., 5.875%, 5/15/23 (144A)       1.30
------------------------------------------------------------------------------------
  4. Sprint Corp., 7.125%, 6/15/24                                             1.29
------------------------------------------------------------------------------------
  5. United States Treasury Floating Rate Note, Floating Rate Note, 7/31/18    1.19
------------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/17
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share                          6/30/17              12/31/16
    Class I                                         $9.53                $9.31
    Class II                                        $9.45                $9.23

                             Net
Distributions per Share      Investment       Short-Term           Long-Term
(1/1/17 - 6/30/17)           Income           Capital Gains        Capital Gains
    Class I                  $0.2149          $      --            $      --
    Class II                 $0.2016          $      --            $      --

================================================================================
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Class I and II shares of Pioneer High Yield VCT Portfolio at net asset value during the periods shown, compared to that of the Bank of America (BofA) Merrill Lynch (ML) U.S. High Yield Index and the BofA ML All-Convertibles Speculative Quality Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

               Pioneer High Yield VCT     Pioneer High Yield VCT   BofA ML US High     BofA ML All-Convertibles
               Portfolio Class I          Portfolio Class II       Yield Index         Speculative Quality Index
6/07           $10,000                    $10,000                  $10,000             $10,000
6/08           $ 9,807                    $ 9,783                  $ 9,791             $ 9,036
6/09           $ 8,395                    $ 8,333                  $ 9,446             $ 7,228
6/10           $10,414                    $10,315                  $12,046             $ 9,321
6/11           $12,893                    $12,767                  $13,901             $11,801
6/12           $12,873                    $12,666                  $14,803             $11,232
6/13           $14,650                    $14,370                  $16,222             $13,442
6/14           $16,532                    $16,180                  $18,136             $16,542
6/15           $16,340                    $15,915                  $18,037             $15,674
6/16           $15,968                    $15,505                  $18,345             $14,935
6/17           $18,026                    $17,451                  $20,684             $18,242

The BofA ML U.S. High Yield Index is an unmanaged, commonly accepted measure of the performance of high-yield securities. The BofA ML All-Convertibles Speculative Quality Index is an unmanaged index of high-yield U.S. convertible securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

================================================================================
Average Annual Total Returns
(As of June 30, 2017)

--------------------------------------------------------------------------------
                                                                         BofA ML
                                                  BofA ML       All-Convertibles
                                                 U.S. High           Speculative
                Class I         Class II       Yield Index         Quality Index
--------------------------------------------------------------------------------
10 Years          6.07%            5.73%             7.54%                 6.20%
5 Years           6.97%            6.62%             6.92%                10.18%
1 Year           12.88%           12.55%            12.75%                22.14%

All total returns shown assume reinvestment of distributions at net asset value. The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer High Yield VCT Portfolio

Based on actual returns from January 1, 2017 through June 30, 2017.

Share Class                                             I                 II
--------------------------------------------------------------------------------
Beginning Account Value on 1/1/17                   $1,000.00          $1,000.00
Ending Account Value on 6/30/17                     $1,047.00          $1,045.90
Expenses Paid During Period*                        $    4.42          $    5.63

* Expenses are equal to the Portfolio's annualized net expense ratio of 0.87% and 1.11% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer High Yield VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2017 through June 30, 2017.

Share Class                                             I                 II
--------------------------------------------------------------------------------
Beginning Account Value on 1/1/17                   $1,000.00          $1,000.00
Ending Account Value on 6/30/17                     $1,020.48          $1,019.29
Expenses Paid During Period*                        $    4.36          $    5.56

* Expenses are equal to the Portfolio's annualized net expense ratio of 0.87% and 1.11% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/17
--------------------------------------------------------------------------------

Call 800-688-9915 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Important Note: On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world. Amundi, one of the world's largest asset managers, is headquartered in Paris, France. As a result of the transaction, Pioneer Investment Management, Inc., the Portfolio's investment adviser, became an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A., a wholly owned subsidiary of UniCredit S.p.A.

In connection with the transaction, the names of the Portfolio's investment adviser and principal underwriter changed. Effective July 3, 2017, the name of Pioneer Investment Management, Inc. changed to Amundi Pioneer Asset Management, Inc. and the name of Pioneer Funds Distributor, Inc. changed to Amundi Pioneer Distributor, Inc.

This transaction does not impact your existing relationship with Pioneer Investments or the methods you use to communicate with us, as the contact telephone numbers and services you expect will remain the same. We are excited, however, to be launching a new website representing the combined company. Come visit us at: www.amundipioneer.com.

In the following discussion, portfolio manager Tracy Wright discusses the factors that affected the performance of Pioneer High Yield VCT Portfolio during the six-month period ended June 30, 2017. Ms. Wright, lead manager of the Portfolio, a senior vice president and a portfolio manager at Amundi Pioneer Asset Management, Inc. ("Amundi Pioneer"), and Andrew Feltus, Director of High Yield and Bank Loans, a senior vice president and a portfolio manager at Amundi Pioneer, are responsible for the day-to-day management of the Portfolio.

Q: How did the Portfolio perform during the six-month period ended June 30, 2017?

A: The Portfolio's Class I shares returned 4.70% at net asset value during the six-month period ended June 30, 2017, and Class II shares returned 4.59%, while the Portfolio's benchmarks, the Bank of America Merrill Lynch (BofA
     ML) U.S. High Yield Index and the BofA ML All-Convertibles Speculative Quality Index, returned 4.91% and 7.69%, respectively. During the same period, the average return of the 108 variable portfolios in Lipper's High Yield Underlying Funds category was 4.08%.

Q: How would you describe the market environment for high-yield bonds during the six-month period ended June 30, 2017?

A: High-yield bonds in aggregate provided positive returns for the six months, largely on the basis of coupon as price changes for the full period were relatively muted.

     As 2017 began, financial markets appeared to continue to anticipate higher economic growth rates and increased inflation with Republicans in control of the White House and both houses of Congress. U.S. Treasury yields bumped higher and credit spreads trended narrower for most of January and February. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.)

     In March of 2017, a decline in oil prices and decreased inflation expectations halted the rise in Treasury rates and led credit-market sentiment to soften to a degree. Nonetheless, on the heels of data suggesting a significant strengthening of domestic employment conditions, the Federal Reserve (the Fed) implemented a modest 25 basis point (0.25%) hike in short-term interest rates at its mid-March meeting, the third such action since December of 2015

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

     and the second increase in three months. While markets were caught somewhat off-guard in the run-up to the rate increase, ultimately, the Fed's move was interpreted as confirming a positive outlook for economic growth.

     March also saw the Republicans fail in their initial efforts to come to terms on a plan to replace the Affordable Care Act. While the failure to move forward on a key element of President Trump's platform raised uncertainty over the passage of other, pro-growth, initiatives, credit sentiment quickly stabilized.

     The Fed would implement another 0.25% rate hike in mid-June, bringing the target range for the Federal funds rate up to 1.00% to 1.25%. The outlook for only gradual monetary policy tightening remained intact, however, with inflation running below the Fed's 2% target, and so the reaction in risk markets was minimal.

Q: Which of your investment decisions contributed to the Portfolio's benchmark-relative returns during the six-month period ended June 30, 2017, and which investment decisions detracted from relative performance?

A: Overall security selection results within the Portfolio's core allocation to high-yield bonds aided benchmark-relative performance during the period, with the strongest returns coming from the health care, gaming, and banking segments. Security selection results within the Portfolio's telecommunication services and information technology holdings detracted from benchmark-relative performance.

     With regard to individual positions in high-yield securities, gambling products company Scientific Games International led the positive contributors, as a change in company management has led to restructuring initiatives and improved results. Other positive contributors to the Portfolio's relative returns were Royal Bank of Scotland, which saw its bonds rise with the better outlook for European banks, and Kindred Healthcare, which rebounded on improving results and business conditions. On the downside, a pair of energy holdings, Denbury Resources and California Resources, declined on weaker oil prices and detracted from the Portfolio's benchmark-relative performance.

     In terms of industry weightings within the high-yield market, the Portfolio's below-benchmark position in retail issues aided relative performance, although that positive was partially offset by an underweight exposure to telecommunication services.

     From the perspective of quality, the Portfolio's benchmark-relative performance was constrained by its below-index exposures to lower-quality "CCC"-rated bonds and distressed issues, but that negative impact was more than offset by positive overall security selection results.

     We maintained a non-benchmark allocation to convertible bonds in the Portfolio over the period, with a focus on sectors that are not well represented within the high-yield bond universe, or where we have seen better valuations than those available within the high-yield market. Against a backdrop of optimism about the economy, the convertibles positions had a positive impact on the Portfolio's benchmark-relative results over the six-month period, with contributions from health care and banking issues more than offsetting the negative effects of underperforming information technology holdings. A modest allocation to common stock also contributed to the Portfolio's relative performance, as health care and real estate holdings fared well, outweighing the negative effect of having exposure to the lagging consumer discretionary sector. Individual contributors within the Portfolio's common stock allocation were led by Forest City Realty Trust, a commercial real estate investment trust (REIT).

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/17                              (continued)
--------------------------------------------------------------------------------

A Word About Risk:

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

When interest rates rise, the prices of fixed-income securities in the Portfolio will generally fall. Conversely, when interest rates fall the prices of fixed-income securities in the Portfolio will generally rise. Investments in the Portfolio are subject to possible loss due to the financial failure of the issuers of underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income and lose the opportunity for additional price appreciation.

The Portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to prepayments.

The Portfolio may use derivatives, such as options, futures, inverse floating rate obligations, swaps, and others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Portfolio performance. Derivatives may have a leveraging effect on the Portfolio.

At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Out-of-benchmark Portfolio holdings of below-investment-grade, floating-rate bank loans were a drag on relative performance as the segment lagged over the six-month period. A position in event-linked securities (catastrophe bonds) issued by property-and-casualty insurers also detracted from benchmark-relative returns. In addition to providing incremental income, catastrophe bonds have a very low performance correlation to other areas of the bond market, and we therefore view the issues as a valuable source of diversification* within the Portfolio. We continue to believe that maintaining modest out-of-benchmark exposures to convertibles, equities, bank loans, and catastrophe bonds can help to improve the Portfolio's long-term total return profile.

Q: Can you discuss the factors that affected the Portfolio's income-generation (or yield), either positively or negatively, during the six-month period ended June 30, 2017?

A: The Portfolio's income generation and yield provided to shareholders was relatively stable over the six months. Positions in convertible securities and common stocks resulted in a lower yield as compared with a portfolio comprised entirely of high-yield bonds, but as noted earlier, we view those allocations as helping to improve the Portfolio's total return profile.

Q: What role did derivatives play in the Portfolio's investment process and results during the six-month period ended June 30, 2017?

A: We utilized credit default swap indices during the period in order to maintain the desired level of Portfolio exposure to the high-yield market, while also seeking to maintain sufficient liquidity to make opportunistic purchases and to help meet any unanticipated shareholder redemptions. The strategy had a neutral impact on the Portfolio's performance.

Q:   What is your assessment of the current climate for fixed-income investing?

A: The default rate for high-yield bonds has been running well below historical averages, and we maintain a constructive outlook with respect to the U.S. economy as well as to overall corporate credit fundamentals. Within high yield, we have increased the Portfolio's information technology weighting, while trimming exposures to banking and health care. We have modestly reduced the Portfolio's allocations to convertibles and equities, due to valuation concerns following the recent strong performance in the equity markets.

     With regard to government policy, we will be closely monitoring the progress of the Trump administration's proposals regarding taxation, infrastructure spending, and health care. The Fed is expected to hike rates one more time in 2017, and we will be watching the course of future rate increases closely. However, the expectation continues to be that the Fed's hiking cycle will be gradual and measured in nature.

     While high-yield valuations have rebounded sharply from their lows of February 2016, we believe overall conditions remain supportive of the asset class, and we believe the Portfolio is positioned accordingly.

*    Diversification does not assure a profit nor protect against loss.

Please refer to the Schedule of Investments on pages 7 to 25 for a full listing of Portfolio securities.

Past performance is no guarantee of future results.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of opinion as of the date of this report.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/17 (UNAUDITED)
--------------------------------------------------------------------------------

 Principal   Floating
Amount ($)   Rate (b)                                                                                                 Value
                         CONVERTIBLE CORPORATE BONDS - 10.3%
                         Energy - 0.5%
                         Oil & Gas Equipment & Services - 0.1%
    85,000               SEACOR Holdings, Inc., 3.0%, 11/15/28                                                 $     71,559
                                                                                                               ------------
                         Oil & Gas Exploration & Production - 0.4%
   100,000               Ascent Capital Group, Inc., 4.0%, 7/15/20                                             $     79,188
   150,000               Whiting Petroleum Corp., 1.25%, 4/1/20                                                     126,750
                                                                                                               ------------
                                                                                                               $    205,938
                                                                                                               ------------
                         Total Energy                                                                          $    277,497
                                                                                                               ------------
                         Capital Goods - 1.0%
                         Aerospace & Defense - 0.1%
    95,000               The KEYW Holding Corp., 2.5%, 7/15/19                                                 $     91,616
                                                                                                               ------------
                         Construction & Engineering - 0.4%
   205,000               Dycom Industries, Inc., 0.75%, 9/15/21                                                $    237,800
                                                                                                               ------------
                         Electrical Components & Equipment - 0.5%
   374,000               General Cable Corp., 4.5%, 11/15/29 (Step)                                            $    282,136
                                                                                                               ------------
                         Total Capital Goods                                                                   $    611,552
                                                                                                               ------------
                         Transportation - 0.1%
                         Airport Services - 0.1%
    65,000               Macquarie Infrastructure Corporation, 2.0%, 10/1/23                                   $     64,716
                                                                                                               ------------
                         Total Transportation                                                                  $     64,716
                                                                                                               ------------
                         Consumer Durables & Apparel - 1.1%
                         Homebuilding - 1.1%
   185,000               CalAtlantic Group, Inc., 0.25%, 6/1/19                                                $    175,056
   245,000               CalAtlantic Group, Inc., 1.25%, 8/1/32                                                     245,000
   200,000               KB Home, 1.375%, 2/1/19                                                                    213,875
                                                                                                               ------------
                                                                                                               $    633,931
                                                                                                               ------------
                         Total Consumer Durables & Apparel                                                     $    633,931
                                                                                                               ------------
                         Media - 0.3%
                         Cable & Satellite - 0.3%
   178,000               Dish Network Corp., 2.375%, 3/15/24 (144A)                                            $    187,011
                                                                                                               ------------
                         Total Media                                                                           $    187,011
                                                                                                               ------------
                         Retailing - 0.5%
                         Internet Retail - 0.5%
    70,000               Ctrip.com International, Ltd., 1.25%, 9/15/22 (144A)                                  $     75,469
   210,000               Shutterfly, Inc., 0.25%, 5/15/18                                                           209,344
                                                                                                               ------------
                                                                                                               $    284,813
                                                                                                               ------------
                         Total Retailing                                                                       $    284,813
                                                                                                               ------------
                         Health Care Equipment & Services - 1.6%
                         Health Care Equipment - 1.1%
   155,000               Insulet Corp., 1.25%, 9/15/21 (144A)                                                  $    170,112
   100,000               Nuvasive Inc., 2.25%, 3/15/21                                                              138,000
   295,000               Wright Medical Group, Inc., 2.0%, 2/15/20                                                  327,819
                                                                                                               ------------
                                                                                                               $    635,931
                                                                                                               ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/17 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

 Principal   Floating
Amount ($)   Rate (b)                                                                                                 Value
                         Health Care Supplies - 0.4%
    85,000               Endologix, Inc., 2.25%, 12/15/18                                                      $     81,388
   135,000               Endologix, Inc., 3.25%, 11/1/20                                                            115,509
    45,000               Quidel Corp., 3.25%, 12/15/20                                                               49,894
                                                                                                               ------------
                                                                                                               $    246,791
                                                                                                               ------------
                         Health Care Services - 0.1%
    65,000               Teladoc, Inc., 3.0%, 12/15/22 (144A)                                                  $     68,494
                                                                                                               ------------
                         Total Health Care Equipment & Services                                                $    951,216
                                                                                                               ------------
                         Pharmaceuticals, Biotechnology & Life Sciences - 1.9%
                         Biotechnology - 0.5%
    60,000               BioMarin Pharmaceutical, Inc., 1.5%, 10/15/20                                         $     71,362
   165,000               Emergent BioSolutions, Inc., 2.875%, 1/15/21                                               212,644
                                                                                                               ------------
                                                                                                               $    284,006
                                                                                                               ------------
                         Pharmaceuticals - 1.2%
   320,000               Innoviva, Inc., 2.125%, 1/15/23                                                       $    290,800
   200,000               Jazz Investments I, Ltd., 1.875%, 8/15/21                                                  218,750
    95,000               Medicines Company, 2.75%, 7/15/23                                                          100,025
   115,000               The Medicines Co., 2.5%, 1/15/22                                                           149,428
                                                                                                               ------------
                                                                                                               $    759,003
                                                                                                               ------------
                         Life Sciences Tools & Services - 0.2%
    85,000               Albany Molecular Research, Inc., 2.25%, 11/15/18                                      $    121,019
                                                                                                               ------------
                         Total Pharmaceuticals, Biotechnology & Life Sciences                                  $  1,164,028
                                                                                                               ------------
                         Software & Services - 1.8%
                         Internet Software & Services - 0.8%
    65,000               Akamai Technologies, Inc., 2/15/19 (h)                                                $     63,619
   160,000               WebMD Health Corp., 1.5%, 12/1/20                                                          203,100
   130,000               WebMD Health Corp., 2.625%, 6/15/23                                                        127,238
    85,000               Zillow Group, Inc., 2.0%, 12/1/21 (144A)                                                    99,078
                                                                                                               ------------
                                                                                                               $    493,035
                                                                                                               ------------
                         Data Processing & Outsourced Services - 0.3%
   190,000               Cardtronics, Inc., 1.0%, 12/1/20                                                      $    182,044
                                                                                                               ------------
                         Application Software - 0.5%
    75,000               Citrix Systems, Inc., 0.5%, 4/15/19                                                   $     90,047
   100,000               Nuance Communications, Inc., 1.0%, 12/15/35                                                 96,375
   125,000               Synchronoss Technologies, Inc., 0.75%, 8/15/19                                             115,938
                                                                                                               ------------
                                                                                                               $    302,360
                                                                                                               ------------
                         Systems Software - 0.2%
    30,000               FireEye, Inc., 1.0%, 6/1/35                                                           $     28,275
    30,000               FireEye, Inc., 1.625%, 6/1/35                                                               27,319
    55,000               Nice Systems, Inc., 1.25%, 1/15/24 (144A)                                                   61,291
                                                                                                               ------------
                                                                                                               $    116,885
                                                                                                               ------------
                         Total Software & Services                                                             $  1,094,324
                                                                                                               ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

 Principal   Floating
Amount ($)   Rate (b)                                                                                                 Value
                         Technology Hardware & Equipment - 0.7%
                         Communications Equipment - 0.7%
   290,000               Finisar Corp., 0.5%, 12/15/33                                                         $    322,444
    95,000               Lumentum Holdings, Inc., 0.25%, 3/15/24 (144A)                                             111,209
                                                                                                               ------------
                                                                                                               $    433,653
                                                                                                               ------------
                         Total Technology Hardware & Equipment                                                 $    433,653
                                                                                                               ------------
                         Semiconductors & Semiconductor Equipment - 0.8%
                         Semiconductor Equipment - 0.0%+
    26,000               Teradyne, Inc., 1.25%, 12/15/23 (144A)                                                $     29,916
                                                                                                               ------------
                         Semiconductors - 0.8%
   100,000               Microchip Technology, Inc., 1.625%, 2/15/27 (144A)                                    $    105,125
   110,000               ON Semiconductor Corp., 1.0%, 12/1/20                                                      114,125
   145,000               On Semiconductor, Corp., 1.625% 10/15/23 (144A)                                            145,000
    50,000               Silicon Laboratories, Inc., 1.375%, 3/1/22 (144A)                                           51,688
    65,000               Synaptics, Inc., 0.5%, 6/15/22 (144A)                                                       65,650
                                                                                                               ------------
                                                                                                               $    481,588
                                                                                                               ------------
                         Total Semiconductors & Semiconductor Equipment                                        $    511,504
                                                                                                               ------------
                         TOTAL CONVERTIBLE CORPORATE BONDS
                         (Cost $5,947,738)                                                                     $  6,214,245
                                                                                                               ------------
                         PREFERRED STOCKS - 0.1%
                         Diversified Financials - 0.1%
                         Consumer Finance - 0.1%
     2,821       6.82    GMAC Capital Trust I, Floating Rate Note, 2/15/40                                     $     73,910
                                                                                                               ------------
                         Total Diversified Financials                                                          $     73,910
                                                                                                               ------------
                         TOTAL PREFERRED STOCKS
                         (Cost $66,924)                                                                        $     73,910
                                                                                                               ------------
                         CONVERTIBLE PREFERRED STOCKS - 1.2%
                         Health Care Equipment & Services - 0.3%
                         Health Care Supplies - 0.3%
       397               Alere, Inc., 3.0%, (Perpetual)                                                        $    156,021
                                                                                                               ------------
                         Health Care Services - 0.0%+
        28               BioScrip, Inc., (Perpetual) (f)                                                       $      2,515
                                                                                                               ------------
                         Total Health Care Equipment & Services                                                $    158,536
                                                                                                               ------------
                         Pharmaceuticals, Biotechnology & Life Sciences - 0.1%
                         Pharmaceuticals - 0.1%
        75               Allergan Plc, 5.5%, 3/1/18                                                            $     65,106
                                                                                                               ------------
                         Total Pharmaceuticals, Biotechnology & Life Sciences                                  $     65,106
                                                                                                               ------------
                         Banks - 0.8%
                         Diversified Banks - 0.8%
       225               Bank of America Corp., 7.25%, (Perpetual)                                             $    283,948
       155               Wells Fargo & Co., 7.5% (Perpetual)                                                        203,222
                                                                                                               ------------
                                                                                                               $    487,170
                                                                                                               ------------
                         Total Banks                                                                           $    487,170
                                                                                                               ------------
                         TOTAL CONVERTIBLE PREFERRED STOCKS
                         (Cost $605,605)                                                                       $    710,812
                                                                                                               ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/17 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

 Principal   Floating
Amount ($)   Rate (b)                                                                                                 Value
                         COMMON STOCKS - 3.5%
                         Energy - 0.0%+
                         Oil & Gas Exploration & Production - 0.0%+
        43               Silverbow Resources, Inc.                                                             $      1,125
                                                                                                               ------------
                         Total Energy                                                                          $      1,125
                                                                                                               ------------
                         Materials - 0.3%
                         Commodity Chemicals - 0.3%
     1,781               LyondellBasell Industries NV                                                          $    150,299
                                                                                                               ------------
                         Total Materials                                                                       $    150,299
                                                                                                               ------------
                         Transportation - 0.1%
                         Airlines - 0.1%
     1,195               United Continental Holdings, Inc.*                                                    $     89,924
                                                                                                               ------------
                         Total Transportation                                                                  $     89,924
                                                                                                               ------------
                         Automobiles & Components - 0.5%
                         Automobile Manufacturers - 0.5%
    29,274               Ford Motor Co.                                                                        $    327,576
                                                                                                               ------------
                         Total Automobiles & Components                                                        $    327,576
                                                                                                               ------------
                         Consumer Services - 0.2%
                         Restaurants - 0.2%
     2,303               Starbucks Corp.                                                                       $    134,288
                                                                                                               ------------
                         Total Consumer Services                                                               $    134,288
                                                                                                               ------------
                         Household & Personal Products - 0.1%
                         Personal Products - 0.1%
     2,571               Revlon, Inc.*                                                                         $     60,933
                                                                                                               ------------
                         Total Household & Personal Products                                                   $     60,933
                                                                                                               ------------
                         Health Care Equipment & Services - 0.7%
                         Health Care Services - 0.1%
     9,932               BioScrip, Inc.*                                                                       $     26,965
                                                                                                               ------------
                         Managed Health Care - 0.6%
     1,506               Aetna, Inc.                                                                           $    228,656
       833               Cigna Corp.                                                                                139,436
                                                                                                               ------------
                                                                                                               $    368,092
                                                                                                               ------------
                         Total Health Care Equipment & Services                                                $    395,057
                                                                                                               ------------
                         Pharmaceuticals, Biotechnology & Life Sciences - 0.2%
                         Pharmaceuticals - 0.1%
     1,764               Mylan NV                                                                              $     68,478
                                                                                                               ------------
                         Life Sciences Tools & Services - 0.1%
       350               Thermo Fisher Scientific, Inc.                                                        $     61,064
                                                                                                               ------------
                         Total Pharmaceuticals, Biotechnology & Life Sciences                                  $    129,542
                                                                                                               ------------
                         Banks - 0.2%
                         Diversified Banks - 0.2%
     1,086               JPMorgan Chase & Co.                                                                  $     99,260
                                                                                                               ------------
                         Total Banks                                                                           $     99,260
                                                                                                               ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

 Principal   Floating
Amount ($)   Rate (b)                                                                                                 Value
                         Diversified Financials - 0.2%
                         Consumer Finance - 0.2%
     1,402               Capital One Financial Corp.                                                           $    115,833
                                                                                                               ------------
                         Total Diversified Financials                                                          $    115,833
                                                                                                               ------------
                         Technology Hardware & Equipment - 0.3%
                         Technology Hardware, Storage & Peripherals - 0.3%
     4,098               NCR Corp.*                                                                            $    167,362
                                                                                                               ------------
                         Electronic Manufacturing Services - 0.0%+
      230                TE Connectivity, Ltd.                                                                 $     18,096
                                                                                                               ------------
                         Total Technology Hardware & Equipment                                                 $    185,458
                                                                                                               ------------
                         Real Estate - 0.7%
                         Diversified REIT - 0.7%
    17,384               Forest City Enterprises LP*                                                           $    420,171
                                                                                                               ------------
                         Total Real Estate                                                                     $    420,171
                                                                                                               ------------
                         TOTAL COMMON STOCKS
                         (Cost $1,209,047)                                                                     $  2,109,466
                                                                                                               ------------

 Principal
Amount ($)
                         COLLATERALIZED MORTGAGE OBLIGATIONS - 0.9%
                         Banks - 0.9%
                         Thrifts & Mortgage Finance - 0.9%
   100,000       5.76    CFCRE 2015-RUM Mortgage Trust, Floating Rate Note, 7/15/30 (144A)                     $     97,985
   100,000       5.99    COMM 2007-C9 Mortgage Trust, Floating Rate Note, 12/10/49 (144A)                            99,753
    28,446               Global Mortgage Securitization, Ltd., 5.25%, 4/25/32 (144A)                                 16,361
   129,000       4.10    JPMBB Commercial Mortgage Securities Trust 2014-C25 REMICS, Floating
                         Rate Note, 11/18/47 (144A)                                                                 102,617
   100,000       4.19    JPMorgan Chase Commercial Mortgage Securities Trust 2013-C13 REMICS,
                         Floating Rate Note, 1/18/46 (144A)                                                          91,911
    68,905       5.57    Morgan Stanley Capital I Trust 2007-TOP25, Floating Rate Note, 11/12/49                     69,594
    50,000       5.87    Wachovia Bank Commercial Mortgage Trust Series 2006-C27 Class B, 7/15/45                    49,501
                                                                                                               ------------
                                                                                                               $    527,722
                                                                                                               ------------
                         Total Banks                                                                           $    527,722
                                                                                                               ------------
                         TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                         (Cost $539,288)                                                                       $    527,722
                                                                                                               ------------
                         CORPORATE BONDS - 72.5%
                         Energy - 14.0%
                         Oil & Gas Drilling - 0.5%
    50,000               Rowan Companies, Inc., 4.75%, 1/15/24                                                 $     42,500
   183,000               Rowan Companies, Inc., 5.4%, 12/1/42                                                       129,015
    19,000               Rowan Companies, Inc., 5.85%, 1/15/44                                                       14,108
   150,000               Trinidad Drilling, Ltd., 6.625%, 2/15/25 (144A)                                            142,500
                                                                                                               ------------
                                                                                                               $    328,123
                                                                                                               ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/17 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

 Principal   Floating
Amount ($)   Rate (b)                                                                                                 Value
                         Oil & Gas Equipment & Services - 0.9%
   225,000               Archrock Partners LP, 6.0%, 10/1/22                                                   $    218,250
   115,000               Archrock Partners LP, 6.0%, 4/1/21                                                         112,125
   165,000               McDermott International, Inc., 8.0%, 5/1/21 (144A)                                         166,238
    60,000               Weatherford, 8.25%, 6/15/23                                                                 60,000
                                                                                                               ------------
                                                                                                               $    556,613
                                                                                                               ------------
                         Oil & Gas Exploration & Production - 6.5%
   100,000               Alta Mesa Holdings LP, 7.875%, 12/15/24 (144A)                                        $    100,750
   123,000               Antero Resources Corp., 5.0%, 3/1/25 (144A)                                                119,310
   200,000               California Resources Corp., 8.0%, 12/15/22 (144A)                                          126,500
    62,000               Chesapeake Energy Corp., 8.0%, 12/15/22 (144A)                                              65,565
   105,000               Chesapeake Energy, Corp., 8.0%, 6/15/27 (144A)                                             103,162
   159,000               Cobalt International Energy, Inc., 10.75%, 12/1/21 (144A)                                  150,255
    61,000               Cobalt International Energy, Inc., 7.75%, 12/1/23 (144A)                                    36,676
   125,000               Concho Resources, Inc., 4.375%, 1/15/25                                                    127,500
   150,000               Concho Resources, Inc., 5.5%, 4/1/23                                                       154,125
    70,000               Continental Resources, 4.5%, 4/15/23                                                        66,850
    90,000               Covey Park Energy LLC, 7.5%, 5/15/25 (144A)                                                 90,000
   210,000               Denbury Resources, Inc., 5.5%, 5/1/22                                                      117,600
    50,000               Extraction Oil & Gas Holdings LLC, 7.875%, 7/15/21 (144A)                                   51,375
   140,000               Great Western Petroleum LLC, 9.0%, 9/30/21 (144A)                                          138,250
   170,000               Gulfport Energy Corp., 6.0%, 10/15/24                                                      165,325
   100,000               Gulfport Energy Corp., 6.375%, 5/15/25 (144A)                                               98,500
    35,000               Gulfport Energy Corp., 6.625%, 5/1/23                                                       35,088
    52,000               Halcon Resources Corp., 12.0%, 2/15/22 (144A)                                               58,760
    75,000               Halcon Resources Corp., 6.75%, 2/15/25 (144A)                                               67,500
   150,000               Hilcorp Energy I LP, 5.75%, 10/1/25 (144A)                                                 141,375
    50,000               MEG Energy Corp., 6.5%, 1/15/25 (144A)                                                      45,500
   150,000               MEG Energy Corp., 7.0%, 3/31/24 (144A)                                                     116,625
    40,000               Newfield Exploration Co., 5.625%, 7/1/24                                                    41,700
   260,000               Oasis Petroleum, Inc., 6.875%, 3/15/22                                                     252,200
    30,000               Parsley Energy LLC, 5.25%, 8/15/25 (144A)                                                   29,925
   135,000               Parsley Energy LLC, 5.375%, 1/15/25 (144A)                                                 136,012
    20,000               Parsley Energy LLC, 6.25%, 6/1/24 (144A)                                                    21,000
   130,000               PDC Energy, Inc., 7.75%, 10/15/22                                                          134,875
    35,000               QEP Resources, Inc., 5.25%, 5/1/23                                                          33,075
   100,000               Range Resources Corp., 5.0%, 3/15/23 (144A)                                                 97,750
   370,000               Rice Energy Inc., 6.25%, 5/1/22                                                            386,650
   100,000               RSP Permian, Inc., 5.25%, 1/15/25 (144A)                                                   100,125
   290,000               Sanchez Energy Corp., 6.125%, 1/15/23                                                      232,000
   175,000               SM Energy Co., 6.75%, 9/15/26                                                              167,069
   100,000               WPX Energy, Inc., 7.5%, 8/1/20                                                             105,000
                                                                                                               ------------
                                                                                                               $  3,913,972
                                                                                                               ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

 Principal   Floating
Amount ($)   Rate (b)                                                                                                 Value
                         Oil & Gas Refining & Marketing - 1.5%
   375,000               Calumet Specialty Products Partners LP, 6.5%, 4/15/21                                 $    324,375
    40,000               EnLink Midstream Partners LP, 5.05%, 4/1/45                                                 37,121
   116,000               EnLink Midstream Partners LP, 5.6%, 4/1/44                                                 117,091
    40,000               Murphy Oil USA, Inc., 5.625%, 5/1/27                                                        41,600
   115,000               PBF Holding Co LLC, 7.0%, 11/15/23                                                         113,275
   235,000               Tesoro Corp., 5.375%, 10/1/22                                                              243,225
                                                                                                               ------------
                                                                                                               $    876,687
                                                                                                               ------------
                         Oil & Gas Storage & Transportation - 4.6%
   185,000               Blue Racer Midstream LLC, 6.125%, 11/15/22 (144A)                                     $    186,388
   113,000               Cheniere, Corp., 5.125%, 6/30/27 (144A)                                                    115,825
   280,000               Cheniere, Corp., 5.875%, 3/31/25 (144A)                                                    298,550
   165,000               Delek Logistics Partners, 6.75, 5/15/25 (144A)                                             166,650
   170,000               Energy Transfer Equity LP, 5.875%, 1/15/24                                                 180,200
   100,000               Genesis Energy LP, 5.75%, 2/15/21                                                           99,750
    70,000               Genesis Energy LP, 6.75%, 8/1/22                                                            70,175
   225,000               Global Partners LP, 6.25%, 7/15/22                                                         226,125
   150,000               Global Partners LP, 7.0%, 6/15/23                                                          149,250
    65,000               Nustar Logistics LP, 5.625%, 4/28/27                                                        68,250
   245,000               ONEOK, Inc., 7.5%, 9/1/23                                                                  292,162
   125,000               Targa Resources Partners LP, 4.125%, 11/15/19                                              126,406
   135,000               Targa Resources Partners LP, 5.25%, 5/1/23                                                 138,375
   110,000               Tesoro Logistics LP, 5.25%, 1/15/25                                                        115,500
   340,000               The Williams Companies, Inc., 5.75%, 6/24/44                                               351,050
   170,000               Western Refining Logistics LP, 7.5%, 2/15/23                                               183,175
                                                                                                               ------------
                                                                                                               $  2,767,831
                                                                                                               ------------
                         Total Energy                                                                          $  8,443,226
                                                                                                               ------------
                         Materials - 5.1%
                         Commodity Chemicals - 0.7%
    60,000               Hexion, Inc., 6.625%, 4/15/20                                                         $     54,750
   176,000               Nova Chemicals, Corp., 4.875%, 6/1/24 (144A)*                                              175,340
   100,000               Tronox Finance LLC, 6.375%, 8/15/20                                                        100,250
    95,000               Tronox Finance LLC, 7.5%, 3/15/22 (144A)                                                    97,850
                                                                                                               ------------
                                                                                                               $    428,190
                                                                                                               ------------
                         Fertilizers & Agricultural Chemicals - 0.1%
    70,000               CVR Partners LP, 9.25%, 6/15/23 (144A)                                                $     73,238
                                                                                                               ------------
                         Specialty Chemicals - 0.9%
   150,000               A Schulman, Inc., 6.875%, 6/1/23                                                      $    158,625
   250,000               Kraton Polymers LLC, 7.0%, 4/15/25 (144A)                                                  262,500
    45,000               Platform Specialty Products Corp., 10.375%, 5/1/21 (144A)                                   49,781
    55,000               PQ Corp., 6.75%, 11/15/22 (144A)                                                            59,125
                                                                                                               ------------
                                                                                                               $    530,031
                                                                                                               ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/17 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

 Principal   Floating
Amount ($)   Rate (b)                                                                                                 Value
                         Metal & Glass Containers - 1.9%
   160,000               Ball Corp., 5.25%, 7/1/25                                                             $    176,600
   200,000               Coveris Holdings SA, 7.875%, 11/1/19 (144A)                                                197,000
   515,000               Crown Cork & Seal Co., Inc., 7.375%, 12/15/26                                              596,112
   175,000               Reynolds Group Issuer, Inc., 7.0%, 7/15/24 (144A)                                          187,725
                                                                                                               ------------
                                                                                                               $  1,157,437
                                                                                                               ------------
                         Diversified Metals & Mining - 0.3%
    50,000               Hudbay Minerals, Inc., 7.25%, 1/15/23 (144A)                                          $     51,562
    50,000               Hudbay Minerals, Inc., 7.625%, 1/15/25 (144A)                                               52,375
    80,000               Prince Mineral Holding Corp., 11.5%, 12/15/19 (144A)                                        82,000
                                                                                                               ------------
                                                                                                               $    185,937
                                                                                                               ------------
                         Copper - 0.4%
   125,000               First Quantum Minerals, 7.5%, 1/4/25 (144A)                                           $    122,188
   130,000               Freeport-McMoRan, Inc., 3.55%, 3/1/22                                                      121,833
                                                                                                               ------------
                                                                                                               $    244,021
                                                                                                               ------------
                         Gold - 0.2%
   100,000               Kinross Gold, Corp., 4.5%, 7/15/27 (144A)                                             $     99,750
    50,000               New Gold, Inc., 6.375%, 5/15/28 (144A)                                                      51,500
                                                                                                               ------------
                                                                                                               $    151,250
                                                                                                               ------------
                         Silver - 0.2%
   100,000               Coeur Mining, Inc., 5.875%, 6/1/24 (144A)                                             $     97,000
                                                                                                               ------------
                         Steel - 0.4%
    70,000               ArcelorMittal, 6.125%, 6/1/25                                                         $     78,400
    75,000               Commercial Metals Company, 5.375%, 7/15/27                                                  76,406
    65,000               Suncoke Energy Parners LP, 7.5%, 6/15/25 (144A)*                                            64,188
                                                                                                               ------------
                                                                                                               $    218,994
                                                                                                               ------------
                         Total Materials                                                                       $  3,086,098
                                                                                                               ------------
                         Capital Goods - 4.1%
                         Aerospace & Defense - 0.3%
   140,000               Engility, Corp., 8.875%, 9/1/24                                                       $    152,075
    15,000               Triumph Group, Inc., 5.25%, 6/1/22                                                          14,906
                                                                                                               ------------
                                                                                                               $    166,981
                                                                                                               ------------
                         Building Products - 0.4%
   110,000               Griffon Corp., 5.25%, 3/1/22                                                          $    112,062
   106,000               USG, Corp., 4.875%, 6/1/27 (144A)                                                          109,048
                                                                                                               ------------
                                                                                                               $    221,110
                                                                                                               ------------
                         Construction & Engineering - 1.0%
   150,000               Amsted Industries, Inc., 5.0%, 3/15/22 (144A)                                         $    154,875
   125,000               Amsted Industries, Inc., 5.375%, 9/15/24 (144A)                                            129,375
   210,000               MasTec, Inc., 4.875%, 3/15/23                                                              209,475
   130,000               Tutor Perini, Corp., 6.875%, 5/1/25 (144A)                                                 136,825
                                                                                                               ------------
                                                                                                               $    630,550
                                                                                                               ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

 Principal   Floating
Amount ($)   Rate (b)                                                                                                 Value
                         Electrical Components & Equipment - 0.1%
    85,000               Exterran NRG Solutions, 8.125%, 5/1/25 (144A)                                         $     86,700
                                                                                                               ------------
                         Industrial Conglomerates - 0.3%
   145,000               CSVC Acquisition, Corp., 7.75%, 6/15/25 (144A)                                        $    148,081
    45,000               Park-Ohio Industries, Inc., 6.625%, 4/15/27 (144A)                                          47,250
                                                                                                               ------------
                                                                                                               $    195,331
                                                                                                               ------------
                         Construction & Farm Machinery & Heavy Trucks - 0.6%
   350,000               Titan International, Inc., 6.875%, 10/1/20                                            $    363,125
                                                                                                               ------------
                         Industrial Machinery - 0.6%
   325,000               Apex Tool Group LLC, 7.0%, 2/1/21 (144A)                                              $    302,250
    50,000               Enpro Industries, Inc., 5.875%, 9/15/22 (144A)                                              52,125
                                                                                                               ------------
                                                                                                               $    354,375
                                                                                                               ------------
                         Trading Companies & Distributors - 0.8%
   105,000               Hertz, Corp., 7.625%, 6/1/22 (144A)                                                   $    104,748
   330,000               United Rentals North America, Inc., 5.75%, 11/15/24                                        345,675
                                                                                                               ------------
                                                                                                               $    450,423
                                                                                                               ------------
                         Total Capital Goods                                                                   $  2,468,595
                                                                                                               ------------
                         Commercial Services & Supplies - 0.3%
                         Commercial Printing - 0.2%
   130,000               Cenveo Corp., 6.0%, 8/1/19 (144A)                                                     $    109,850
                                                                                                               ------------
                         Office Services & Supplies - 0.1%
   100,000               ACCO Brands Corp., 5.25%, 12/15/24 (144A)                                             $    103,875
                                                                                                               ------------
                         Total Commercial Services & Supplies                                                  $    213,725
                                                                                                               ------------
                         Transportation - 1.0%
                         Airlines - 0.3%
   175,000               Intrepid Aviation Group Holdings LLC, 6.875%, 2/15/19 (144A)                          $    169,750
                                                                                                               ------------
                         Railroads - 0.4%
   245,000               Florida East Coast Holdings Corp., 9.75%, 5/1/20 (144A)                               $    263,069
                                                                                                               ------------
                         Trucking - 0.3%
   200,000               syncreon Group BV, 8.625%, 11/1/21 (144A)                                             $    152,000
                                                                                                               ------------
                         Total Transportation                                                                  $    584,819
                                                                                                               ------------
                         Automobiles & Components - 2.2%
                         Auto Parts & Equipment - 1.5%
   135,000               Cooper-Standard Automotive, Inc., 5.625%, 11/15/26 (144A)                             $    135,506
   200,000               IHO Verwaltungs GmbH, 4.5%, 9/15/23 (144A) (PIK)                                           203,000
   107,000               International Automotive Components Group SA, 9.125%, 6/1/18 (144A)                        104,592
   200,000               Nexteer Automotive Group, Ltd., 5.875%, 11/15/21 (144A)                                    207,500
   230,000               TI Group Automotive Systems LLC, 8.75%, 7/15/23 (144A)                                     243,225
                                                                                                               ------------
                                                                                                               $    893,823
                                                                                                               ------------
                         Tires & Rubber - 0.3%
   200,000               The Goodyear Tire & Rubber Co., 5.0%, 5/31/26                                         $    207,000
                                                                                                               ------------
                         Automobile Manufacturers - 0.4%
    75,000               Dana Financing, 5.75%, 4/15/25 (144A)                                                 $     77,625
   150,000               ZF North America Capital, Inc., 4.75%, 4/29/25 (144A)                                      158,250
                                                                                                               ------------
                                                                                                               $    235,875
                                                                                                               ------------
                         Total Automobiles & Components                                                        $  1,336,698
                                                                                                               ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/17 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

 Principal   Floating
Amount ($)   Rate (b)                                                                                                 Value
                         Consumer Durables & Apparel - 4.1%
                         Home Furnishings - 0.2%
   100,000               Tempur Sealy International, Inc., 5.5%, 6/15/26                                       $    101,625
                                                                                                               ------------
                         Homebuilding - 3.4%
   105,000               CalAtlantic Group, Inc., 5.375%, 10/1/22                                              $    113,138
   190,000               KB Home, 7.5%, 9/15/22                                                                     214,462
   175,000               Lennar Corp., 4.5%, 6/15/19                                                                180,906
   125,000               Lennar Corp., 4.75%, 11/15/22                                                              132,812
   180,000               MDC Holdings, Inc., 5.5%, 1/15/24                                                          190,350
   130,000               Meritage Homes, Corp., 5.125%, 6/6/27 (144A)                                               130,162
   325,000               Rialto Holdings LLC, 7.0%, 12/1/18 (144A)                                                  329,875
   295,000               Taylor Morrison Communities, Inc., 5.875%, 4/15/23 (144A)                                  314,912
   335,000               Toll Brothers Finance Corp., 4.875%, 11/15/25                                              347,562
   110,000               Tri Pointe Group, Inc., 5.25%, 6/1/27                                                      110,275
                                                                                                               ------------
                                                                                                               $  2,064,454
                                                                                                               ------------
                         Textiles - 0.5%
   280,000               Springs Industries, Inc., 6.25%, 6/1/21                                               $    289,450
                                                                                                               ------------
                         Total Consumer Durables & Apparel                                                     $  2,455,529
                                                                                                               ------------
                         Consumer Services - 3.0%
                         Casinos & Gaming - 1.0%
    65,000               Eldorado Resorts, Inc., 6.0%, 4/1/25 (144A)                                           $     68,900
    19,733               Mashantucket Western Pequot Tribe, 6.5%, 7/1/36 (1.0% cash, 5.50% PIK) (PIK) (e)               241
   460,000               Scientific Games International, Inc., 10.0%, 12/1/22                                       504,275
                                                                                                               ------------
                                                                                                               $    573,416
                                                                                                               ------------
                         Hotels, Resorts & Cruise Lines - 0.9%
    95,000               Hilton Grand Vacations Borrower LLC, 6.125%, 12/1/24 (144A)                           $    103,550
    75,000               Silversea Cruise Finance, Ltd., 7.25%, 2/1/25 (144A)                                        79,969
   350,000               Viking Cruises, Ltd., 8.5%, 10/15/22 (144A)                                                367,500
                                                                                                               ------------
                                                                                                               $    551,019
                                                                                                               ------------
                         Restaurants - 0.2%
   140,000               KFC Holding Co., 5.0%, 6/1/24 (144A)                                                  $    145,950
                                                                                                               ------------
                         Specialized Consumer Services - 0.9%
   340,000               Sotheby's, 5.25%, 10/1/22 (144A)                                                      $    347,650
   190,000               StoneMor Partners LP, 7.875%, 6/1/21                                                       188,575
                                                                                                               ------------
                                                                                                               $    536,225
                                                                                                               ------------
                         Total Consumer Services                                                               $  1,806,610
                                                                                                               ------------
                         Media - 7.0%
                         Advertising - 0.2%
   125,000               MDC Partners, Inc., 6.5%, 5/1/24 (144A)                                               $    124,688
                                                                                                               ------------
                         Broadcasting - 2.6%
   515,000               CCO Holdings LLC, 5.5%, 5/1/26 (144A)                                                 $    546,544
   280,000               Gannett Co., Inc., 6.375%, 10/15/23                                                        295,400
   145,000               Gray Television, Inc., 5.125%, 10/15/24 (144A)                                             146,450
   185,000               Gray Television, Inc., 5.875%, 7/15/26 (144A)                                              188,700
   145,000               Nexstar Broadcasting, Inc., 5.625%, 8/1/24 (144A)                                          146,812
   240,000               Sinclair Television Group, Inc., 5.125%, 2/15/27 (144A)                                    232,200
                                                                                                               ------------
                                                                                                               $  1,556,106
                                                                                                               ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

 Principal   Floating
Amount ($)   Rate (b)                                                                                                 Value
                         Cable & Satellite - 2.8%
   200,000               Altice Financing SA, 6.625%, 2/15/23 (144A)                                           $    212,188
   200,000               Altice US Finance I Corp., 5.375%, 7/15/23 (144A)                                          208,125
   200,000               CCO Holdings LLC, 5.75%, 2/15/26 (144A)                                                    214,000
   200,000               CSC Holdings LLC, 5.5%, 4/15/27 (144A)                                                     211,500
   140,000               DISH DBS Corp., 5.875%, 11/15/24                                                           149,376
   175,000               Sirius XM Radio, Inc., 5.0%, 8/1/27 (144A)                                                 176,312
   135,000               Sirius XM Radio, Inc., 5.375%, 7/15/26 (144A)                                              139,725
   375,000               Videotron, Ltd., 5.375%, 6/15/24 (144A)                                                    396,094
                                                                                                               ------------
                                                                                                               $  1,707,320
                                                                                                               ------------
                         Movies & Entertainment - 1.4%
   110,000               AMC Entertainment Holdings, Inc., 5.875%, 11/15/26 (144A)                             $    114,812
    95,000               AMC Entertainment Holdings, Inc., 6.125%, 5/15/27 (144A)                                   100,254
   120,000               Cinemark USA, Inc., 4.875%, 6/1/23                                                         122,587
   320,000               Netflix Inc., 4.375% 11/15/26                                                              319,200
   180,000               Regal Entertainment Group, Inc., 5.75%, 2/1/25                                             185,850
                                                                                                               ------------
                                                                                                               $    842,703
                                                                                                               ------------
                         Total Media                                                                           $  4,230,817
                                                                                                               ------------
                         Retailing - 0.8%
                         Department Stores - 0.1%
    25,000               PetSmart, Inc., 7.125%, 3/15/23 (144A)                                                $     22,250
                                                                                                               ------------
                         Specialty Stores - 0.3%
   195,000               Petsmart, Inc., 8.875%, 6/1/25 (144A)                                                 $    180,102
                                                                                                               ------------
                         Automotive Retail - 0.4%
   250,000               Asbury Automotive Group, Inc., 6.0%, 12/15/24                                         $    254,375
                                                                                                               ------------
                         Total Retailing                                                                       $    456,727
                                                                                                               ------------
                         Food & Staples Retailing - 0.5%
                         Food Retail - 0.5%
   140,000               C&S Group Enterprises LLC, 5.375%, 7/15/22 (144A)                                     $    137,900
   165,000               Darling Ingredients, Inc., 5.375%, 1/15/22                                                 171,600
                                                                                                               ------------
                                                                                                               $    309,500
                                                                                                               ------------
                         Total Food & Staples Retailing                                                        $    309,500
                                                                                                               ------------
                         Food, Beverage & Tobacco - 1.3%
                         Packaged Foods & Meats - 0.9%
   200,000               FAGE International SA, 5.625%, 8/15/26 (144A)                                         $    205,960
    45,000               Lamb Weston Holdings, Inc., 4.625%, 11/1/24 (144A)                                          46,350
    45,000               Lamb Weston Holdings, Inc., 4.875%, 11/1/26 (144A)                                          46,631
    45,000               Post Holdings, Inc., 5.0%, 8/15/26 (144A)                                                   44,888
   215,000               Post Holdings, Inc., 6.0%, 12/15/22 (144A)                                                 227,900
                                                                                                               ------------
                                                                                                               $    571,729
                                                                                                               ------------
                         Tobacco - 0.4%
    22,000               Alliance One International Inc., 8.5%, 4/15/21                                        $     22,935
   230,000               Alliance One International, Inc., 9.875%, 7/15/21                                          200,100
                                                                                                               ------------
                                                                                                               $    223,035
                                                                                                               ------------
                         Total Food, Beverage & Tobacco                                                        $    794,764
                                                                                                               ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/17 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

 Principal   Floating
Amount ($)   Rate (b)                                                                                                 Value
                         Household & Personal Products - 0.3%
                         Personal Products - 0.3%
   200,000               Revlon Consumer Products Corp., 5.75%, 2/15/21                                        $    184,000
                                                                                                               ------------
                         Total Household & Personal Products                                                   $    184,000
                                                                                                               ------------
                         Health Care Equipment & Services - 6.1%
                         Health Care Services - 0.9%
   150,000               BioScrip, Inc., 8.875%, 2/15/21                                                       $    135,750
   190,000               Team Health Holdings, Inc., 6.375%, 2/1/25 (144A)                                          184,300
   215,000               Universal Hospital Services, Inc., 7.625%, 8/15/20                                         218,494
                                                                                                               ------------
                                                                                                               $    538,544
                                                                                                               ------------
                         Health Care Facilities - 3.5%
    50,000               CHS, Inc., 6.25%, 3/31/23                                                             $     51,618
    50,000               CHS, Inc., 6.875%, 2/1/22                                                                   43,688
   330,000               CHS, Inc., 7.125%, 7/15/20                                                                 321,338
   135,000               CHS, Inc., 8.0%, 11/15/19                                                                  135,675
   400,000               HCA, Inc., 5.25%, 6/15/26                                                                  431,400
   210,000               HCA, Inc., 5.375%, 2/1/25                                                                  221,508
   360,000               Kindred Healthcare Inc., 6.375%, 4/15/22                                                   354,600
   200,000               Lifepoint Health, Inc., 5.375%, 5/1/24                                                     207,000
   290,000               RegionalCare Hospital Partners Holdings, Inc., 8.25%, 5/1/23 (144A)                        311,025
    50,000               Tenet Healthcare Corp., 7.5%, 1/1/22 (144A)                                                 54,240
                                                                                                               ------------
                                                                                                               $  2,132,092
                                                                                                               ------------
                         Managed Health Care - 1.3%
    70,000               Centene Corp., 4.75%, 1/15/25                                                         $     71,925
   180,000               Centene Corp., 4.75%, 5/15/22                                                              187,875
   200,000               Molina Healthcare, Inc., 5.375%, 11/15/22                                                  211,750
   305,000               Wellcare Health Plans, 5.25%, 4/1/25                                                       319,488
                                                                                                               ------------
                                                                                                               $    791,038
                                                                                                               ------------
                         Health Care Technology - 0.4%
   215,000               Quintiles IMS, Inc., 5.0%, 10/15/26 (144A)                                            $    221,719
                                                                                                               ------------
                         Total Health Care Equipment & Services                                                $  3,683,393
                                                                                                               ------------
                         Pharmaceuticals, Biotechnology & Life Sciences - 1.7%
                         Pharmaceuticals - 1.7%
   140,000               Endo Finance LLC, 5.375%, 1/15/23 (144A)                                              $    116,900
   145,000               Endo Finance LLC, 5.75%, 1/15/22 (144A)                                                    130,471
    20,000               Horizon Pharma Inc., 8.75% 11/1/24                                                          20,300
   895,000               Valeant Pharmaceuticals International, Inc., 5.875%, 5/15/23 (144A)                        767,462
                                                                                                               ------------
                                                                                                               $  1,035,133
                                                                                                               ------------
                         Total Pharmaceuticals, Biotechnology & Life Sciences                                  $  1,035,133
                                                                                                               ------------
                         Banks - 2.3%
                         Diversified Banks - 1.9%
   250,000       5.90    Citigroup, Inc., Floating Rate Note, (Perpetual)                                      $    267,562
   275,000       6.25    Citigroup, Inc., Floating Rate Note, (Perpetual)                                           305,078
   200,000       6.00    HSBC Holdings Plc, (Perpetual)                                                             206,800
   325,000       8.00    Royal Bank of Scotland Group Plc, Floating Rate Note, (Perpetual)                          352,846
                                                                                                               ------------
                                                                                                               $  1,132,286
                                                                                                               ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

 Principal   Floating
Amount ($)   Rate (b)                                                                                                 Value
                         Thrifts & Mortgage Finance - 0.4%
   237,000               Provident Funding, 6.375%, 6/15/25 (144A)                                             $    242,925
                                                                                                               ------------
                         Total Banks                                                                           $  1,375,211
                                                                                                               ------------
                         Diversified Financials - 3.2%
                         Specialized Finance - 1.8%
   200,000               Fly Leasing, Ltd., 6.375%, 10/15/21                                                   $    209,750
   200,000               Fly Leasing, Ltd., 6.75%, 12/15/20                                                         209,500
   545,000               Nationstar Mortgage LLC, 6.5%, 7/1/21                                                      557,262
    40,000               Park Aerospace Holdings, Ltd., 5.25%, 8/15/22 (144A)                                        41,813
   100,000               Park Aerospace Holdings, Ltd., 5.5%, 2/15/24 (144A)                                        104,450
                                                                                                               ------------
                                                                                                               $  1,122,775
                                                                                                               ------------
                         Consumer Finance - 0.9%
   230,000               Ally Financial, Inc., 4.625%, 3/30/25                                                 $    235,561
   200,000               Ally Financial, Inc., 4.625%, 5/19/22                                                      208,000
    75,000               Ally Financial, Inc., 5.75%, 11/20/25                                                       78,938
                                                                                                               ------------
                                                                                                               $    522,499
                                                                                                               ------------
                         Diversified Capital Markets - 0.5%
   200,000       7.13    Credit Suisse Group AG, (Perpetual)                                                   $    215,100
    70,000               Quicken Loans, Inc., 5.75%, 5/1/25 (144A)                                                   72,275
                                                                                                               ------------
                                                                                                               $    287,375
                                                                                                               ------------
                         Total Diversified Financials                                                          $  1,932,649
                                                                                                               ------------
                         Insurance - 0.1%
                         Reinsurance - 0.1%
    70,000               Lorenz Re, Ltd., Variable Rate Notes, 3/31/18 (c) (d)                                 $        406
    80,000               Lorenz Re, Ltd., Variable Rate Notes, 3/31/19 (c) (d)                                        4,480
    50,000               Lorenz Re, Ltd., Variable Rate Notes, 3/31/20 (c) (d)                                       51,005
                                                                                                               ------------
                                                                                                               $     55,891
                                                                                                               ------------
                         Total Insurance                                                                       $     55,891
                                                                                                               ------------
                         Software & Services - 3.2%
                         Internet Software & Services - 1.2%
   250,000               Cimpress NV, 7.0%, 4/1/22 (144A)                                                      $    258,750
    58,000               IAC, 4.875%, 11/30/18                                                                       58,522
   365,000               j2 Cloud Services LLC, 8.0%, 8/1/20                                                        374,005
                                                                                                               ------------
                                                                                                               $    691,277
                                                                                                               ------------
                         IT Consulting & Other Services - 1.1%
   185,000               Change Healthcare Holdings LLC, 5.75%, 3/1/25 (144A)                                  $    188,700
   150,000               Diamond 1 Finance Corp., 5.875%, 6/15/21 (144A)                                            157,125
   155,000               Iron Mountain US Holdings, Inc., 5.375%, 6/1/26 (144A)                                     162,750
    40,000               j2 Cloud LLC, 6.0%, 7/15/25 (144A)                                                          41,200
   130,000               Rackspace, 8.625%, 11/15/24                                                                138,450
                                                                                                               ------------
                                                                                                               $    688,225
                                                                                                               ------------
                         Data Processing & Outsourced Services - 0.7%
   160,000               Alliance Data Systems Company, 5.875, 11/1/21                                         $    165,600
   155,000               First Data Corp., 5.0%, 1/15/24 (144A)                                                     159,407
    95,000               First Data Corp., 7.0%, 12/1/23 (144A)                                                     101,412
                                                                                                               ------------
                                                                                                               $    426,419
                                                                                                               ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/17 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

 Principal   Floating
Amount ($)   Rate (b)                                                                                                 Value
                         Application Software - 0.2%
   135,000               Open Text Corp., 5.875%, 6/1/26 (144A)                                                $    145,209
                                                                                                               ------------
                         Total Software & Services                                                             $  1,951,130
                                                                                                               ------------
                         Technology Hardware & Equipment - 1.2%
                         Communications Equipment - 0.8%
   100,000               Brocade Communications Systems, Inc., 4.625%, 1/15/23                                 $    102,875
    90,000               CommScope Technologies Finance LLC, 6.0%, 6/15/25 (144A)                                    96,075
   175,000               CommScope, Inc., 5.0%, 6/15/21 (144A)                                                      178,938
    75,000               Plantronics, Inc., 5.5%, 5/31/23 (144A)                                                     78,469
                                                                                                               ------------
                                                                                                               $    456,357
                                                                                                               ------------
                         Technology Hardware, Storage & Peripherals - 0.4%
   220,000               Diebold Nixdorf, Inc., 8.5%, 4/15/24                                                  $    246,147
                                                                                                               ------------
                         Total Technology Hardware & Equipment                                                 $    702,504
                                                                                                               ------------
                         Semiconductors & Semiconductor Equipment - 0.7%
                         Semiconductor Equipment - 0.3%
   175,000               Entegris, Inc., 6.0%, 4/1/22 (144A)                                                   $    183,094
                                                                                                               ------------
                         Semiconductors - 0.4%
   255,000               Micron Technology, Inc., 5.25%, 8/1/23 (144A)                                         $    264,818
                                                                                                               ------------
                         Total Semiconductors & Semiconductor Equipment                                        $    447,912
                                                                                                               ------------
                         Telecommunication Services - 5.6%
                         Integrated Telecommunication Services - 3.2%
   225,000               CenturyLink, Inc., 6.45%, 6/15/21                                                     $    243,000
   100,000               Cincinnati Bell, Inc., 7.0%, 7/15/24 (144A)                                                104,520
   651,000               Frontier Communications Corp., 8.75%, 4/15/22                                              586,258
   250,000               GCI, Inc., 6.875%, 4/15/25                                                                 270,312
   300,000               Level 3 Financing, 5.25%, 3/15/26                                                          311,283
   395,000               Windstream Services LLC, 7.75%, 10/15/20                                                   397,962
                                                                                                               ------------
                                                                                                               $  1,913,335
                                                                                                               ------------
                         Wireless Telecommunication Services - 2.4%
   685,000               Sprint Corp., 7.125%, 6/15/24                                                         $    762,062
   330,000               Sprint Corp., 7.25%, 9/15/21                                                               366,712
    75,000               T-Mobile USA, Inc., 6.0%, 3/1/23                                                            79,382
   155,000               T-Mobile USA, Inc., 6.0%, 4/15/24                                                          165,850
    65,000               T-Mobile USA, Inc., 6.5%, 1/15/26                                                           71,744
                                                                                                               ------------
                                                                                                               $  1,445,750
                                                                                                               ------------
                         Total Telecommunication Services                                                      $  3,359,085
                                                                                                               ------------
                         Utilities - 2.9%
                         Electric Utilities - 0.2%
   143,000               Talen Energy Supply LLC, 6.5%, 6/1/25                                                 $    100,815
                                                                                                               ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

 Principal   Floating
Amount ($)   Rate (b)                                                                                                 Value
                         Gas Utilities - 1.0%
    50,000               AmeriGas Partners LP, 5.5%, 5/20/25                                                   $     51,000
    30,000               DCP Midstream Operating LP, 3.875%, 3/15/23                                                 28,950
    49,000               DCP Midstream Operating LP, 4.95%, 4/1/22                                                   49,735
   225,000               DCP Midstream Operating LP, 5.6%, 4/1/44                                                   212,062
   210,000               Ferrellgas LP, 6.75%, 1/15/22                                                              197,400
    50,000               Ferrellgas LP, 6.75%, 6/15/23                                                               46,625
                                                                                                               ------------
                                                                                                               $    585,772
                                                                                                               ------------
                         Independent Power Producers & Energy Traders - 1.7%
    50,000               AES Corp. Virginia, 5.5%, 3/15/24                                                     $     52,062
    55,000               Calpine Corp., 5.25%, 6/1/26 (144A)                                                         53,900
   200,000               Calpine Corp., 5.375%, 1/15/23                                                             195,000
   122,000               Calpine Corp., 5.75%, 1/15/25                                                              114,375
    66,000               Dynegy, Inc., 8.0%, 1/15/25 (144A)                                                          64,020
   150,000               NRG Energy, Inc., 6.25%, 5/1/24                                                            151,500
   235,000               NRG Energy, Inc., 6.625%, 1/15/27                                                          235,294
   180,000               NRG Energy, Inc., 7.25%, 5/15/26                                                           186,300
                                                                                                               ------------
                                                                                                               $  1,052,451
                                                                                                               ------------
                         Total Utilities                                                                       $  1,739,038
                                                                                                               ------------
                         Real Estate - 1.8%
                         Specialized REIT - 0.2%
   105,645               AAF Holdings LLC, 12.0%, 7/1/19 (144A) (12.0% cash, 0.0% PIK) (PIK)                   $    110,399
                                                                                                               ------------
                         Diversified REIT - 0.3%
   210,000               MPT Operating Partnership LP, 5.5%, 5/1/24                                            $    219,450
                                                                                                               ------------
                         Specialized REIT - 0.9%
   310,000               Communications Sales & Leasing, Inc., 6.0%, 4/15/23 (144A)                            $    322,592
   200,000               Iron Mountain, Inc., 5.75%, 8/15/24                                                        204,000
                                                                                                               ------------
                                                                                                               $    526,592
                                                                                                               ------------
                         Real Estate Services - 0.4%
   235,000               Kennedy-Wilson, Inc., 5.875%, 4/1/24                                                  $    242,344
                                                                                                               ------------
                         Total Real Estate                                                                     $  1,098,785
                                                                                                               ------------
                         TOTAL CORPORATE BONDS
                         (Cost $42,348,811)                                                                    $ 43,751,839
                                                                                                               ------------
                         U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 5.2%
   580,000               U.S. Treasury Bills, 7/13/17 (h)                                                      $    579,875
 1,065,000               U.S. Treasury Bills, 7/20/17 (h)                                                         1,064,607
   500,000               U.S. Treasury Bills, 7/6/17 (h)                                                            499,968
   300,000               U.S. Treasury Bills, 9/28/17 (h)                                                           299,268
   700,000       1.18    United States Treasury Floating Rate Note, Floating Rate Note, 7/31/18                     701,259
                                                                                                               ------------
                         TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                         (Cost $3,143,669)                                                                     $  3,144,977
                                                                                                               ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/17 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

 Principal   Floating
Amount ($)   Rate (b)                                                                                                 Value
                         MUNICIPAL BONDS - 0.3% (i)
                         Municipal Medical - 0.3%
   195,000       0.95    Harris County Health Facilities Development Corp., Floating Rate Note, 12/1/41        $    195,000
                                                                                                               ------------
                         TOTAL MUNICIPAL BONDS
                         (Cost $195,000)                                                                       $    195,000
                                                                                                               ------------
                         SENIOR FLOATING RATE LOAN INTERESTS - 1.8%**
                         Energy - 0.3%
                         Oil & Gas Drilling - 0.3%
   169,390       7.73    Jonah Energy LLC, Term Loan (Second Lien), 5/8/21                                     $    163,885
                                                                                                               ------------
                         Total Energy                                                                          $    163,885
                                                                                                               ------------
                         Materials - 0.4%
                         Steel - 0.4%
   222,756       4.79    Zekelman Industries, Inc., Term Loan, 6/8/21                                          $    224,798
                                                                                                               ------------
                         Total Materials                                                                       $    224,798
                                                                                                               ------------
                         Capital Goods - 0.3%
                         Aerospace & Defense - 0.1%
    65,918       7.75    DynCorp International, Inc., Term Loan B2, 7/7/20                                     $     66,220
                                                                                                               ------------
                         Building Products - 0.2%
   131,536       4.07    Builders Firstsource, Inc., First Lien (Term Loan), 2/29/24                           $    131,481
                                                                                                               ------------
                         Total Capital Goods                                                                   $    197,701
                                                                                                               ------------
                         Consumer Services - 0.1%
                         Restaurants - 0.1%
    49,522       3.91    Landry's, Inc., B Term Loan, 9/22/23                                                  $     49,435
                                                                                                               ------------
                         Total Consumer Services                                                               $     49,435
                                                                                                               ------------
                         Media - 0.1%
                         Broadcasting - 0.1%
    38,243       3.98    Univision Communications, Inc., First Lien (Term Loan) 3/15/24                        $     37,610
                                                                                                               ------------
                         Total Media                                                                           $     37,610
                                                                                                               ------------
                         Food & Staples Retailing - 0.3%
                         Food Distributors - 0.3%
   280,000       8.69    Del Monte Foods Consumer Products,Term Loan (Second Lien), 5/26/21                    $    191,100
                                                                                                               ------------
                         Total Food & Staples Retailing                                                        $    191,100
                                                                                                               ------------
                         Household & Personal Products - 0.3%
                         Personal Products - 0.3%
   224,435       4.73    Revlon Consumer Products Corp., Initial Term B Loan, 7/22/23                          $    209,800
                                                                                                               ------------
                         Total Household & Personal Products                                                   $    209,800
                                                                                                               ------------
                         Health Care Equipment & Services - 0.0%+
                         Health Care Services - 0.0%+
    24,866       6.80    Ardent Legacy Acquisitions, Inc., Term Loan, 7/31/21                                  $     25,005
                                                                                                               ------------
                         Total Health Care Equipment & Services                                                $     25,005
                                                                                                               ------------
                         TOTAL SENIOR FLOATING RATE LOAN INTERESTS
                         (Cost $1,183,699)                                                                     $  1,099,334
                                                                                                               ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

Shares                                                                                                                Value
                         CLOSED END FUND - 2.1%
                         Insurance - 2.1%
                         Property & Casualty Insurance - 2.1%
   122,642               Pioneer ILS Interval Fund (g)                                                         $  1,290,191
                                                                                                               ------------
                         Total Insurance                                                                       $  1,290,191
                                                                                                               ------------
                         TOTAL CLOSED END FUNDS
                         (Cost $1,300,000)                                                                     $  1,290,191
                                                                                                               ------------
                         RIGHTS / WARRANTS - 0.0%+
                         Health Care Equipment & Services - 0.0%+
                         Health Care Services - 0.0%+
        80               BioScrip, Inc. 6/30/25 (f)                                                            $          -
        80               BioScrip, Inc. 6/30/25 (f)                                                                       -
                                                                                                               ------------
                                                                                                               $          -
                                                                                                               ------------
                         Total Health Care Equipment & Services                                                $          -
                                                                                                               ------------
                         TOTAL RIGHTS / WARRANTS
                         (Cost $-)                                                                             $          -
                                                                                                               ------------
                         TOTAL INVESTMENT IN SECURITIES - 97.9%
                         (Cost $56,539,781) (a)                                                                $ 59,117,496
                                                                                                               ------------
                         OTHER ASSETS & LIABILITIES - 2.1%                                                     $  1,251,104
                                                                                                               ------------
                         NET ASSETS                                                                            $ 60,368,600
                                                                                                               ============

+           Amount rounds to less than 0.1%.

*           Non-income producing security.

REMICS      Real Estate Mortgage Investment Conduits.

REIT        Real Estate Investment Trust.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At June 30, 2017, the value of these securities amounted to $20,350,188 or 33.7% of net assets.

(Perpetual) Security with no stated maturity date.

(PIK)       Represents a pay in kind security.

(Step) Bond issued with an initial coupon rate which converts to a higher rate at a later date.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered
            Rate), (ii) the prime rate offered by one or more major U.S. banks,
            (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(a) At June 30, 2017, the net unrealized appreciation on investments based on cost for federal income tax purposes of $56,546,445 was as follows:

                Aggregate gross unrealized appreciation for all investments
                  in which there is an excess of value over tax cost                 $ 3,632,855
                Aggregate gross unrealized depreciation for all investments
                  in which there is an excess of tax cost over value                  (1,061,804)
                                                                                     -----------
                Net unrealized appreciation                                          $ 2,571,051
                                                                                     ===========

(b) Debt obligation with a variable interest rate. Rate shown is rate at period end.

(c) Structured reinsurance investment. At June 30, 2017, the value of these securities amounted to $55,891 or 0.1% of net assets. See Notes To Financial Statements -- Note 1H.

(d)         Rate to be determined.

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/17 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

(e)         Security is in default.

(f) Security is valued using fair value methods (other than prices supplied by independent pricing services or broker-dealers). See Notes to Financial Statements -- Note 1A.

(g) Affiliated funds managed by Amundi Pioneer Asset Management, Inc., (Amundi Pioneer) formerly Pioneer Investment Management, Inc.

(h) Security issued with a zero coupon. Income is earned through accretion of discount.

(i)         Consists of Revenue Bonds unless otherwise indicated.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2017 aggregated to $11,250,479 and $13,276,394, respectively.

The Portfolio is permitted to engage in purchase and sale transactions ("cross trades") with certain Funds and accounts for which Amundi Pioneer Asset Management, Inc., (Amundi Pioneer) formerly Pioneer Investment Management, Inc.
(PIM), serves as the Portfolio's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices.

During the six months ended June 30, 2017, the Portfolio engaged in purchases and sales pursuant to these procedures amounting to $634,291 and $530,550, respectively, which resulted in a net realized gain of $17,954.

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS - SELL PROTECTION

                                                                                                       Premiums
Notional                                                                     Credit     Expiration         Paid        Unrealized
Principal ($)(1)  Exchange            Obligation Entity/Index       Coupon   Rating(2)  Date         (Received)      Appreciation
---------------------------------------------------------------------------------------------------------------------------------
        633,600   Chicago Mercantile  Markit CDX North America       5.00%   B+           6/20/21      $ 28,782          $ 21,912
                  Exchange            High Yield Index
      1,395,900   Chicago Mercantile  Markit CDX North America       5.00%   B+          12/20/21        85,612            21,423
                  Exchange            High Yield Index
                                                                                                       ========          ========
                                                                                                       $114,394          $ 43,335
                                                                                                       ========          ========

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

(2) Based on Standard & Poor's rating of the issuer or the weighted average of all the underlying securities in the index.

Various inputs are used in determining the value of the Portfolios's investments. These inputs are summarized in the three broad levels listed below.

Level 1 - quoted prices in active markets for identical securities.

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

The following is a summary of the inputs used as of June 30, 2017, in valuing the Portfolio's investments:

                                                               Level 1      Level 2     Level 3       Total
Convertible Corporate Bonds                                  $       --  $ 6,214,245  $       --  $ 6,214,245
Preferred Stocks                                                 73,910           --          --       73,910
Convertible Preferred Stocks
   Health Care Equipment & Services
       Health Care Services                                          --           --       2,515        2,515
   All Other Convertible Preferred Stocks                       708,297           --          --      708,297
Common Stocks                                                 2,109,466           --          --    2,109,466
Collateralized Mortgage Obligations                                  --      527,722          --      527,722
Corporate Bonds
   Insurance
       Reinsurance                                                   --           --      55,891       55,891
   All Other Corporate Bonds                                         --   43,695,948          --   43,695,948
US Government And Agency Obligations                                 --    3,144,977          --    3,144,977
Municipal Bonds                                                      --      195,000          --      195,000
Senior Floating Rate Loan Interests                                  --    1,099,334          --    1,099,334
Closed End Fund                                                      --    1,290,191          --    1,290,191
Rights/Warrants*                                                     --           --          --           --
                                                             ----------  -----------  ----------  -----------
Total                                                        $2,891,673  $56,167,417  $   58,406  $59,117,496
                                                             ==========  ===========  ==========  ===========
* Security is valued at $0.
Other Financial Instruments
Unrealized appreciation on futures contracts                 $    4,015  $        --  $       --  $     4,015
Unrealized appreciation on centrally cleared swap contracts         --        43,335          --       43,335
                                                             ----------  -----------  ----------  -----------
Total Other Financial Instruments                            $    4,015  $    43,335  $       --  $    47,350
                                                             ==========  ===========  ==========  ===========

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):


                                                      Preferred    Corporate
                                                       Stocks       Bonds       Warrants        Total
Balance as of 12/31/16                                 $1,740      $ 84,534     $   --        $ 86,274
Realized gain (loss)(1)                                    --            --         --              --
Change in unrealized appreciation (depreciation)(2)       775         1,357         --           2,132
Purchases                                                  --        50,000         --          50,000
Sales                                                      --       (80,000)        --         (80,000)
Changes between Level 3**                                  --            --         --***           --
                                                       ------      --------     ---------     --------
                                                       $2,515      $ 55,891     $   --        $ 58,406
                                                       ======      ========     =========     ========

+    Balance as of 6/30/17

(1) Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

** Transfers are calculated on the beginning of period values. During the six months ended June 30, 2017, there were no transfers between Levels 1, 2 and 3.

***  Security is valued at $0.

Net change in unrealized appreciation (depreciation) of investments still held as of 6/30/17   $2,132
                                                                                               ======

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                            Six Months
                                                               Ended
                                                              6/30/17    Year Ended  Year Ended    Year Ended  Year Ended Year Ended
                                                            (unaudited)   12/31/16    12/31/15      12/31/14    12/31/13   12/31/12
Class I
Net asset value, beginning of period                         $  9.31      $  8.55     $  9.65       $ 10.49     $ 10.47    $  9.92
                                                             -------      -------     -------       -------     -------    -------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $  0.22(a)   $  0.46(a)  $  0.42(a)    $  0.45     $  0.50    $  0.56
   Net realized and unrealized gain (loss) on investments       0.21         0.74       (0.75)        (0.41)       0.70       0.96
                                                             -------      -------     -------       -------     -------    -------
      Net increase (decrease) from investment operations     $  0.43      $  1.20     $ (0.33)      $  0.04     $  1.20    $  1.52
                                                             -------      -------     -------       -------     -------    -------
Distribution to shareowners:
   Net investment income                                     $ (0.21)     $ (0.44)    $ (0.45)      $ (0.49)    $ (0.56)   $ (0.57)
   Net realized gain                                              --           --       (0.32)        (0.39)      (0.62)     (0.40)
                                                             -------      -------     -------       -------     -------    -------
   Total distributions                                       $ (0.21)     $ (0.44)    $ (0.77)      $ (0.88)    $ (1.18)   $ (0.97)
                                                             -------      -------     -------       -------     -------    -------
      Net increase (decrease) in net asset value             $  0.22      $  0.76     $ (1.10)      $ (0.84)    $  0.02    $  0.55
                                                             -------      -------     -------       -------     -------    -------
Net asset value, end of period                               $  9.53      $  9.31     $  8.55       $  9.65     $ 10.49    $ 10.47
                                                             =======      =======     =======       =======     =======    =======
Total return*                                                   4.70%       14.35%      (3.93)%(c)     0.09%      12.07%     16.08%
Ratio of net expenses to average net assets (b)                 0.87%**      0.92%       0.92%         0.86%       0.85%      0.86%
Ratio of net investment income (loss) to average net assets     4.66%**      5.24%       4.45%         4.39%       4.78%      5.39%
Portfolio turnover rate                                           40%**        57%         32%           51%         39%        44%
Net assets, end of period (in thousands)                     $48,394      $48,953     $45,949       $56,519     $62,232    $59,937

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b)   Includes interest expense of 0.00%, 0.00%, 0.00%, 0.00%+, 0.00% and 0.00%, respectively.

(c) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2015, the total return would have been (4.04)%.

+     Amount rounds to less than 0.01%.

**    Annualized.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST


                                                            Six Months
                                                               Ended
                                                              6/30/17    Year Ended  Year Ended    Year Ended  Year Ended Year Ended
                                                            (unaudited)   12/31/16    12/31/15      12/31/14    12/31/13   12/31/12
Class II
Net asset value, beginning of period                         $  9.23      $  8.49     $  9.59       $ 10.44     $ 10.42    $  9.88
                                                             -------      -------     -------       -------     -------    -------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $  0.21(a)   $  0.43(a)  $  0.39(a)    $  0.43     $  0.47    $  0.54
   Net realized and unrealized gain (loss) on investments       0.21         0.72       (0.75)        (0.43)       0.70       0.94
                                                             -------      -------     -------       -------     -------    -------
       Net increase (decrease) from investment operations    $  0.42      $  1.15     $ (0.36)      $    --     $  1.17    $  1.48
                                                             -------      -------     -------       -------     -------    -------
Distribution to shareowners:
   Net investment income                                     $ (0.20)     $ (0.41)    $ (0.42)      $ (0.46)    $ (0.53)   $ (0.54)
   Net realized gain                                              --           --       (0.32)        (0.39)      (0.62)     (0.40)
                                                             -------      -------     -------       -------     -------    -------
   Total distributions                                       $ (0.20)     $ (0.41)    $ (0.74)      $ (0.85)    $ (1.15)   $ (0.94)
                                                             -------      -------     -------       -------     -------    -------
       Net increase (decrease) in net asset value            $  0.22      $  0.74     $ (1.10)      $ (0.85)    $  0.02    $  0.54
                                                             -------      -------     -------       -------     -------    -------
Net asset value, end of period                               $  9.45      $  9.23     $  8.49       $  9.59     $ 10.44    $ 10.42
                                                             =======      =======     =======       =======     =======    =======
Total return*                                                   4.59%       13.89%      (4.23)%(c)    (0.29)%     11.82%     15.73%
Ratio of net expenses to average net assets (b)                 1.11%**      1.16%       1.18%         1.10%       1.11%      1.12%
Ratio of net investment income (loss) to average net assets     4.40%**      4.91%       4.17%         4.09%       4.54%      5.10%
Portfolio turnover rate                                           40%**        57%         32%           51%         39%        44%
Net assets, end of period (in thousands)                     $11,975      $11,529     $10,629       $12,640     $18,240    $13,124

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b)   Includes interest expense of 0.00%, 0.00%, 0.00%, 0.00+%, 0.00% and 0.00%, respectively.

(c) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2015, the total return would have been (4.34)%.

+     Amount rounds to less than 0.01%.

**    Annualized.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/17 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
   Investment in securities of unaffiliated issuers, at value (cost $55,239,781)       $57,827,305
   Investment in securities of an affiliated issuer, at value (cost $1,300,000)          1,290,191
                                                                                       -----------
      Total investments in securities, at value (cost $56,539,781)                     $59,117,496
   Cash                                                                                     37,385
   Restricted cash*                                                                        200,968
   Receivables --
      Investment securities sold                                                         1,000,477
      Portfolio shares sold                                                                 49,834
      Interest                                                                             661,114
      Dividends                                                                              5,322
   Variation margin on centrally cleared swap contracts                                      3,843
   Other assets                                                                             44,737
                                                                                       -----------
          Total assets                                                                 $61,121,176
                                                                                       -----------
LIABILITIES:
   Payables --
      Investment securities purchased                                                  $   670,473
      Portfolio shares repurchased                                                          29,634
      Trustee fees                                                                              16
      Audit expense                                                                         25,483
   Due to affiliates                                                                        11,325
   Variation margin on futures contracts                                                       550
   Accrued expenses                                                                         15,095
                                                                                       -----------
         Total liabilities                                                             $   752,576
                                                                                       -----------
NET ASSETS:
   Paid-in capital                                                                     $59,354,817
   Undistributed net investment income                                                     281,530
   Accumulated net realized loss on investments, futures contracts and swap contracts   (1,892,812)
   Net unrealized appreciation on investments                                            2,577,715
   Unrealized appreciation on futures contracts                                              4,015
   Unrealized appreciation on swap contracts                                                43,335
                                                                                       -----------
         Net assets                                                                    $60,368,600
                                                                                       ===========
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
   Class I (based on $48,393,516/5,078,575 shares)                                     $      9.53
                                                                                       ===========
   Class II (based on $11,975,084/1,267,231 shares)                                    $      9.45
                                                                                       ===========

* Represents restricted cash deposited at the custodian and/or counterparty for derivative contracts.

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------

For the Six Months Ended 6/30/17

INVESTMENT INCOME:
   Interest                                                                                          $1,608,623
   Dividends                                                                                             45,562
                                                                                                     ----------
         Total investment income                                                                                     $1,654,185
                                                                                                                     ----------

EXPENSES:
   Management fees                                                                                   $  183,605
   Distribution fees
      Class II                                                                                           14,380
   Administrative expense                                                                                18,475
   Custodian fees                                                                                        11,513
   Professional fees
      Audit                                                                                              22,669
      Legal                                                                                                 235
   Printing expense                                                                                       4,748
   Fees and expenses of nonaffiliated Trustees                                                            3,540
   Pricing expense                                                                                       12,569
   Miscellaneous                                                                                          1,872
                                                                                                     ----------
      Total expenses                                                                                                 $  273,606
                                                                                                                     ----------
          Net investment income                                                                                      $1,380,579
                                                                                                                     ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND SWAP CONTRACTS:
   Net realized gain (loss) on:
      Investments                                                                                     $ 676,773
      Futures contracts                                                                                 (91,280)
      Swap contracts                                                                                     54,209      $  639,702
                                                                                                      ---------      ----------
   Change in net unrealized appreciation (depreciation) on:
      Investments (including from affiliated Issuer of $31,887)                                       $ 752,422
      Futures contracts                                                                                 (13,530)
      Swap contracts                                                                                     (2,499)     $  736,393
                                                                                                      ---------      ----------
   Net realized and unrealized gain (loss) on investments, futures contracts and swap contracts                      $1,376,095
                                                                                                                     ==========
   Net Increase in net assets resulting from operations                                                              $2,756,674
                                                                                                                     ==========

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                Six Months
                                                                                   Ended
                                                                                  6/30/17      Year Ended
                                                                                (unaudited)     12/31/16
FROM OPERATIONS:
Net investment income (loss)                                                   $  1,380,579   $  3,114,997
Net realized gain (loss) on investments, futures contracts and swap contracts       639,702     (1,583,848)
Change in net unrealized appreciation (depreciation) on investments,
   futures contracts and swap contracts                                             736,393      6,631,890
                                                                               ------------   ------------
      Net increase in net assets resulting from operations                     $  2,756,674   $  8,163,039
                                                                               ------------   ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class I ($0.21 and $0.44 per share, respectively)                        $ (1,107,066)  $ (2,289,326)
      Class II ($0.20 and $0.41 per share, respectively)                           (248,535)      (646,197)
                                                                               ------------   ------------
         Total distributions to shareowners                                    $ (1,355,601)  $ (2,935,523)
                                                                               ------------   ------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                               $  7,410,679   $ 23,009,198
Reinvestment of distributions                                                     1,355,601      2,901,661
Cost of shares repurchased                                                      (10,280,543)   (27,234,391)
                                                                               ------------   ------------
      Net decrease in net assets resulting from Portfolio share transactions   $ (1,514,263)  $ (1,323,532)
                                                                               ------------   ------------
      Net increase (decrease) in net assets                                    $   (113,190)  $  3,903,984

NET ASSETS:
Beginning of period                                                            $ 60,481,790   $ 56,577,806
                                                                               ------------   ------------
End of period                                                                  $ 60,368,600   $ 60,481,790
                                                                               ------------   ------------
Undistributed net investment income                                            $    281,530   $    256,552
                                                                               ============   ============

                                   Six Months     Six Months
                                     Ended          Ended
                                    6/30/17        6/30/17      Year Ended     Year Ended
                                     Shares        Amount        12/31/16       12/31/16
                                  (unaudited)    (unaudited)      Shares         Amount
CLASS I
Shares sold                          319,393    $  3,026,362       475,065   $  4,221,777
Reinvestment of distributions        116,688       1,107,066       257,910      2,291,061
Less shares repurchased             (616,781)     (5,840,127)     (849,112)    (7,477,870)
                                   ---------    ------------   -----------   ------------
      Net decrease                  (180,700)   $ (1,706,699)     (116,137)  $   (965,032)
                                   =========    ============    ==========   ============
CLASS II
Shares sold                          466,068    $  4,384,317     2,195,653   $ 18,787,421
Reinvestment of distributions         26,437         248,535        69,479        610,600
Less shares repurchased             (474,149)     (4,440,416)   (2,268,955)   (19,756,521)
                                   ---------    ------------   -----------   ------------
      Net increase (decrease)         18,356    $    192,436        (3,823)  $   (358,500)
                                   =========    ============    ==========   ============

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/17 (UNAUDITED)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer High Yield VCT Portfolio (the Portfolio) is one of 9 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to maximize total return through a combination of income and capital appreciation.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world. Amundi, one of the world's largest asset managers, is headquartered in Paris, France. As a result of the transaction, Pioneer Investment Management, Inc., the Portfolio's investment adviser, became an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A., a wholly owned subsidiary of UniCredit S.p.A.

In connection with the transaction, the names of the Portfolio's investment adviser and principal underwriter changed. Effective July 3, 2017, the name of Pioneer Investment Management, Inc. changed to Amundi Pioneer Asset Management, Inc. and the name of Pioneer Funds Distributor, Inc. changed to Amundi Pioneer Distributor, Inc.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles (U.S. GAAP) that require the management of the Portfolio to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The Portfolio is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements:

A.   Security Valuation

     The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE.

     Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

     Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/17 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

     Event-linked bonds or catastrophe bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

     Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

     The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times. The Portfolio may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

     Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts) are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

     Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

     Shares of closed-end interval funds that offer their shares at net asset value are valued at such funds' net asset value.

     Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Amundi Pioneer Asset Management, Inc., (Amundi Pioneer), formerly Pioneer Investment Management, Inc. (PIM), the Portfolio's investment adviser, pursuant to procedures adopted by the Portfolio's Board of Trustees. Amundi Pioneer's, formerly PIM's, fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. Amundi Pioneer's, formerly PIM's, fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ significantly from exchange prices and such differences could be material.

     At June 30, 2017, three securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry valuation model), representing less than 0.004% of net assets.

B.   Investment Income and Transactions

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

C.   Federal Income Taxes

     It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2016, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by Federal and State tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

     The tax character of current year distributions payable will be determined at the end of the Portfolio's taxable year. The tax character of distributions paid during the year ended December 31, 2016 and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2016, were as follows:

--------------------------------------------------------------------------------
                                                                       2016
--------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                                    $ 2,935,523
Long-term capital gain                                                      --
                                                                   -----------
  Total distributions                                              $ 2,935,523
                                                                   ===========
Distributable Earnings
(Accumulated Losses):
Undistributed ordinary income                                      $   302,510
Capital loss carryforward                                           (2,513,526)

Net unrealized appreciation                                          1,823,726
                                                                   -----------
  Total                                                            $  (387,290)
                                                                   ===========

     The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales, the mark to market of swaps and futures contracts, the tax adjustments relating to credit default swaps, CAT Bonds and sidecars, interest on defaulted bonds and interest accruals on preferred stock and other holdings.

D.   Portfolio Shares and Allocations

     The Portfolio records sales and repurchases of its shares as of trade date. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see
     Note 4). Class I shares do not pay distribution fees.

     All expenses and fees paid to the Portfolio's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of the adjusted net assets at the beginning of the day.

     Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates. Dividends and distributions to shareowners are recorded on the ex-dividend date.

E.   Risks

     Interest rates in the U.S. recently have been historically low, so the Portfolio faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Portfolio.

     At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Portfolio invests in below investment grade (high yield) debt securities. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. The Portfolio's investments in foreign markets or countries with limited developing markets may also subject the Portfolio to a greater degree of risk than investments in a developed market. Risks associated with these markets include disruptive political or economic conditions and the possible imposition of adverse governmental laws or currency exchange

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/17 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

     restrictions. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

F.   Insurance-Linked Securities (ILS)

     The Portfolio invests in event-linked bonds. Event-linked bonds are floating rate debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. The trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments, or may be based on specified actual losses. If a trigger event occurs, as defined within the terms of an event-linked bond, the Portfolio may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The Portfolio is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, event-linked bonds may expose the Portfolio to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

     The Portfolio's investments in ILS may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange traded instruments.

     Structured reinsurance investments, including quota share instruments, collateralized reinsurance investments and ILWs, generally are subject to the same risks as event-linked bonds. In addition, where the instruments are based on the performance of underlying reinsurance contracts, the Portfolio has limited transparency into the individual underlying contracts and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for Amundi Pioneer, formerly PIM, to fully evaluate the underlying risk profile of the Portfolio's structured reinsurance investments and therefore the Portfolio's assets are placed at greater risk of loss than if Amundi Pioneer, formerly PIM, had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Portfolio. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Portfolio is forced to sell an illiquid asset, the Portfolio may be forced to sell at a loss.

G.   Futures Contracts

     The Portfolio may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Portfolio are traded on a futures exchange. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at June 30, 2017 was $75,000 and is recorded within "Restricted cash" in the Statement of Assets and Liabilities. Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized appreciation or depreciation. When the contract is closed, the Portfolio realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. The use of futures contracts is subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. The average value of contracts open during the six months ended June 30, 2017 was $(1,292,131).

     At June 30, 2017, open futures contracts were as follows:

----------------------------------------------------------------------------------------------
                                    Number of
                                    Contracts      Settlement                      Unrealized
Description        Counterparty    Long/(Short)      Month            Value       Appreciation
----------------------------------------------------------------------------------------------
S&P EMINI Future   Citibank N.A.       (11)           9/17        $(1,331,550)       $4,015
----------------------------------------------------------------------------------------------
Total                                                             $(1,331,550)       $4,015
----------------------------------------------------------------------------------------------

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

H.   Credit Default Swap Agreements

     A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event on an underlying reference obligation, which may be a single security or a basket or index of securities. The Portfolio may sell or buy credit default swap contracts to seek to increase the Portfolio's income, or to attempt to hedge the risk of default on Portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices. As a seller of protection, the Portfolio would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Portfolio. In return, the Portfolio would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligation. The Portfolio may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Portfolio would function as the counterparty referenced above.

     When the Portfolio enters into a credit default swap contract, the protection buyer makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Portfolio, as the protection buyer, is recorded as an asset in the Statement of Assets and Liabilities. Periodic payments received or paid by the Portfolio are recorded as realized gains or losses in the Statement of Operations.

     Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses in the Statement of Operations.

     Credit default swap contracts involving the sale of protection may involve greater risks than if the Portfolio had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a protection buyer and no credit event occurs, it will lose its investment. If the Portfolio is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Portfolio, together with the periodic payments received, may be less than the amount the Portfolio pays to the protection buyer, resulting in a loss to the Portfolio.

     Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Portfolio are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Portfolio is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as variation margin on centrally cleared swaps on the Statement of Assets and Liabilities.

     The amount of cash deposited with a broker as collateral at June 30, 2017 was $125,157 and is recorded within "Restricted Cash" on the Statement of Assets and Liabilities.

     Open credit default swap contracts at June 30, 2017, are listed in the Schedule of Investments. The average value of swap contracts open during the six months ended June 30, 2017 was $218,442.

2. Management Agreement

Amundi Pioneer, formerly PIM, manages the Portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Portfolio's average daily net assets up to $1 billion and 0.60% on assets over $1 billion. For the six months ended June 30, 2017, the effective management fee (excluding waivers and/or assumption of expenses and acquired fund fees and expenses) was equivalent to 0.61% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/17 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

Assets and Liabilities is $10,498 in management fees, administrative costs and certain other reimbursements payable to Amundi Pioneer, formerly PIM, at June 30, 2017.

3. Transfer Agent

Boston Financial Data Services, Inc. serves as the transfer agent to the Portfolio at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Portfolio's omnibus relationship contracts.

4. Distribution Plan

The Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class II shares (the Plan). Pursuant to the Plan, the Portfolio pays Amundi Pioneer Distributor, Inc., formerly, Pioneer Funds Distributor, Inc. (PFD), a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate Amundi Pioneer Distributor, Inc., formerly PFD, for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by Amundi Pioneer Distributor, Inc., formerly PFD, in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $827 in distribution fees payable to Amundi Pioneer Distributor, Inc., formerly PFD, at June 30, 2017.

5. Additional Disclosures about Derivative Instruments and Hedging Activities

The Portfolio's use of derivatives may subject it to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at June 30, 2017 was as follows:

-----------------------------------------------------------------------------------------------------------
Statement of Assets                 Interest      Credit        Foreign
and Liabilities                    Rate Risk       Risk      Exchange Risk    Equity Risk    Commodity Risk
-----------------------------------------------------------------------------------------------------------
Assets
   Unrealized appreciation
   on futures contracts*             $ --        $    --         $ --           $4,015           $ --
   Unrealized appreciation
   of centrally cleared
   swap contracts                      --         43,335           --               --             --
-----------------------------------------------------------------------------------------------------------
   Total Value                       $ --        $43,335         $ --           $4,015           $ --
-----------------------------------------------------------------------------------------------------------

*    Reflects unrealized appreciation/depreciation of futures contracts (see
     Note 1H). The current day's variation margin is disclosed on the Statement of Assets and Liabilities.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at June 30, 2017 was as follows:

-----------------------------------------------------------------------------------------------------------------
Statement of                            Interest    Credit          Foreign
Operations                             Rate Risk     Risk      Exchange Rate Risk    Equity Risk   Commodity Risk
-----------------------------------------------------------------------------------------------------------------

Net realized gain (loss) on
   Futures contracts                      $--      $     --           $ --            $(91,280)         $--
   Swap contracts                          --        54,209             --                  --           --
-----------------------------------------------------------------------------------------------------------------
   Total Value                            $--      $ 54,209           $ --            $(91,280)         $--
=================================================================================================================
Change in net unrealized
appreciation (depreciation) on
   Futures contracts                      $--      $     --           $ --            $(13,530)         $--
   Swap contracts                          --        (2,499)            --                  --           --
-----------------------------------------------------------------------------------------------------------------
   Total Value                            $--      $ (2,499)          $ --            $(13,530)         $--
=================================================================================================================

6. Results of Shareholder Meeting

At a special meeting held on June 13, 2017, shareholders of the Portfolio were asked to consider the proposals described below. A report of the total votes cast by the Portfolio's shareholders follows:

-------------------------------------------------------------------------------------------------------
                                           For          Against           Abstain      Broker Non-Votes
-------------------------------------------------------------------------------------------------------
Proposal 1 - To approve a New
Management Agreement with
the Adviser                          3,642,332.271    146,587.616       647,546.320          0.000
-------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
                                                                        For           Withhold
----------------------------------------------------------------------------------------------
Proposal 2 - To elect Trustees
David R. Bock                                                54,456,647.995      3,258,595.894
----------------------------------------------------------------------------------------------
Benjamin M. Friedman                                         54,442,669.321      3,272,574.568
----------------------------------------------------------------------------------------------
Margaret B.W. Graham                                         54,676,097.231      3,039,146.658
----------------------------------------------------------------------------------------------
Lisa M. Jones                                                54,709,436.196      3,005,807.693
----------------------------------------------------------------------------------------------
Lorraine H. Monchak                                          54,670,996.962      3,044,246.927
----------------------------------------------------------------------------------------------
Thomas J. Perna                                              54,595,257.758      3,119,986.131
----------------------------------------------------------------------------------------------
Marguerite A. Piret                                          54,695,869.483      3,019,374.406
----------------------------------------------------------------------------------------------
Fred J. Ricciardi                                            54,591,971.440      3,123,272.449
----------------------------------------------------------------------------------------------
Kenneth J. Taubes                                            54,594,783.037      3,120,460.852
----------------------------------------------------------------------------------------------

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

Change in Independent Registered Public Accounting Firm

Prior to July 3, 2017 Pioneer Investment Management, Inc. (the "Adviser"), the Portfolio's investment adviser, was an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On that date, UniCredit completed the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the "Transaction"). As a result of the Transaction, the Adviser became an indirect, wholly-owned subsidiary of Amundi. Amundi is controlled by Credit Agricole S.A. Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide.

Deloitte & Touche LLP ("D&T"), the Portfolio's previous independent registered public accounting firm, informed the Audit Committee and the Board that it would no longer be independent with respect to the Portfolio upon the completion of the Transaction as a result of certain services being provided to Amundi and Credit Agricole, and, accordingly, that it intended to resign as the Portfolio's independent registered public accounting firm upon the completion of the Transaction. D&T's resignation was effective on July 3, 2017, when the Transaction was completed.

During the periods as to which D&T has served as the Portfolio's independent registered public accounting firm, including the Portfolio's two most recent fiscal years preceding the fiscal year ended December 31, 2017, D&T's reports on the Portfolio's financial statements have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

Effective immediately following the completion of the Transaction on July 3, 2017, the Board, acting upon the recommendation of the Audit Committee, engaged a new independent registered public accounting firm, Ernst & Young LLP ("EY"), for the Portfolio's fiscal year ended December 31, 2017.

Prior to its engagement, EY had advised the Portfolio's Audit Committee that EY had identified the following matters, in each case relating to services rendered by other member firms of Ernst & Young Global Limited, all of which are located outside the United States, to UniCredit and certain of its subsidiaries during the period commencing July 1, 2016, that it determined to be inconsistent with the auditor independence rules set forth by the Securities and Exchange Commission ("SEC"): (a) project management support services to UniCredit in the Czech Republic, Germany, Italy, Serbia and Slovenia in relation to twenty-two projects, that were determined to be inconsistent with Rule 2-01(c)(4)(vi) of Regulation S-X (management functions); (b) two engagements for UniCredit in Italy where fees were contingent/success based and that were determined to be inconsistent with Rule 2-01(c)(5) of Regulation S-X (contingent fees); (c) four engagements where legal and expert services were provided to UniCredit in the Czech Republic and Germany, and twenty engagements where the legal advisory services were provided to UniCredit in Austria, Czech Republic, Italy and Poland, that were determined to be inconsistent with Rule 2-01(c)(4)(ix) and (x) of Regulation S-X (legal and expert services); and (d) two engagements for UniCredit in Italy involving assistance in the sale of certain assets, that were determined to be inconsistent with Rule 2-01(c)(4)(viii) of Regulation S-X (broker-dealer, investment advisor or investment banking services). None of the foregoing services involved the Portfolio, any of the other funds in the Pioneer Family of Funds or any other Pioneer entity sold by UniCredit in the Transaction.

EY advised the Audit Committee that it had considered the matters described above and had concluded that such matters would not impair EY's ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Portfolio under the SEC and Public Company Accounting Oversight Board independence rules, and that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion. Management and the Audit Committee considered these matters and discussed the matters with EY and, based upon EY's description of the matters and statements made by EY, Management and the Audit Committee believe that EY will be capable of exercising objective and impartial judgment in connection with the audits of the financial statements of the Portfolio, and Management further believes that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
APPROVAL OF NEW AND INTERIM MANAGEMENT AGREEMENTS
--------------------------------------------------------------------------------

Amundi Pioneer Asset Management, Inc. (Amundi Pioneer), formerly Pioneer Investment Management, Inc., serves as the investment adviser to Pioneer High Yield VCT Portfolio (the Portfolio) pursuant to an investment management agreement between Amundi Pioneer and the Portfolio.

On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world (the "Transaction"). As a result of the Transaction, Amundi Pioneer became an indirect wholly-owned subsidiary of Amundi and Amundi's wholly-owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A. ("PGAM"), a wholly-owned subsidiary of UniCredit S.p.A. ("UniCredit").

Under the Investment Company Act of 1940, the Portfolio's current investment management agreement (the "Current Management Agreement") terminated automatically upon the consummation of the Transaction. In order for Amundi Pioneer to continue to manage the Portfolio after the consummation of the Transaction, the Trustees and shareholders of the Portfolio were required to approve a new investment management agreement for the Portfolio (the "New Management Agreement"). As discussed below, the Board of Trustees of the Portfolio approved the New Management Agreement at a meeting held on March 6-7, 2017. The New Management Agreement was approved by the shareholders of the Portfolio at a meeting held on June 13, 2017. The Board of Trustees of the Portfolio also approved an interim investment management agreement between Amundi Pioneer and the Portfolio (the "Interim Management Agreement") at the March 6-7, 2017 meeting. The Interim Management Agreement would have taken effect upon the closing of the Transaction in the event that the shareholders of the Portfolio did not approve the New Management Agreement.

Board Evaluation of the New and Interim Management Agreements

The Board evaluated the Transaction and the New Management Agreement and Interim Management Agreement for the Portfolio. In connection with their evaluation of the Transaction and the New Management Agreement for the Portfolio, the Trustees requested such information as they deemed reasonably necessary, including: (a) the structure of the Transaction and the strategy underlying the Transaction;
(b) the anticipated benefits of the Transaction to the Portfolio and its shareholders; (c) the post-Transaction plans for Amundi Pioneer, including Amundi's plans for integration of Pioneer Investments and Amundi Pioneer with its existing asset management businesses and plans for the future development of Amundi Pioneer; (d) the effect of the Transaction on the ongoing services provided to the Portfolio, including the need to select a new independent registered public accounting firm for the Portfolio, and any plans to modify the operations of the Portfolio; (e) the stability and continuity of Amundi Pioneer's management and key employees, including compensation and benefits to Amundi Pioneer's key employees, and retention plans and incentive plan structure; (f) the post-Transaction indebtedness and financial resources of Amundi Pioneer; (g) Amundi's legal and operational structure, its principal shareholders and senior management, its investment management, risk management, administrative, legal and compliance functions; (h) certain regulatory matters relating to Amundi's affiliates; and (i) Amundi's commitment to the United States, including the role of Amundi Pioneer in the larger Amundi business.

The Trustees also requested and obtained the following information in connection with their evaluation of the Transaction and the New Management Agreement for the Portfolio: (i) memoranda provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the New Management Agreement; (ii) the qualifications of the investment management teams for the Portfolio, as well as the level of investment by the Portfolio's portfolio managers in the Portfolio; (iii) the Portfolio's management fees and total expense ratios, the financial statements of Amundi Pioneer and its pre- and post-Transaction parent companies, profitability analyses from Amundi Pioneer, and analyses from Amundi Pioneer as to possible economies of scale; (iv) the profitability of the institutional business of Amundi Pioneer and Amundi Pioneer's affiliate, Amundi Pioneer Institutional Asset Management, Inc. ("Amundi Pioneer Institutional") as compared to that of Amundi Pioneer's fund management business; and (v) the differences between the fees and expenses of the Portfolio and the fees and expenses of Amundi Pioneer's and Amundi Pioneer Institutional's institutional accounts, as well as the different services provided by Adviser to the Portfolio and by Amundi Pioneer and Amundi Pioneer Institutional to the institutional accounts. In addition, the Trustees considered the information provided at regularly scheduled meetings throughout the year regarding the Portfolio's performance and risk attributes, including through meetings with investment management personnel, and took into account other information related to the Portfolio provided to the Trustees at regularly scheduled meetings. The Trustees also considered information they had received in their review of the continuance of the Current Management Agreement for the Portfolio in September 2016.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
APPROVAL OF NEW AND INTERIM MANAGEMENT AGREEMENTS                    (continued)
--------------------------------------------------------------------------------

At meetings held on January 9, 2017 and January 10, 2017, the Trustees met with representatives of Amundi and PGAM, including separate meetings of the Trustees who are not "interested persons" of the Fund Complex ("Independent Trustees") and counsel with representatives of Amundi and PGAM, and subsequently with representatives of Amundi. In those meetings, they received an extensive presentation from the representatives of Amundi, including the chief executive officer of Amundi, describing Amundi's background and history, its global asset management activities, the growth of its business, and its status as the largest asset management firm in Europe and one of the largest globally; its capital structure and financial resources, including information as to the financing of the Transaction; its principal investors, including its majority investor Credit Agricole S.A., and Credit Agricole's long-term commitment to the asset management business; the philosophy and strategy underlying the Transaction and the complementarity of Amundi's and Pioneer Investments' respective asset management businesses; Amundi's various operating and investment committees and how they would likely interact with Amundi Pioneer; the proposed integration process, including the progress to date and the establishment of various integration work streams; Amundi's plans for management of Amundi Pioneer; Amundi's philosophy as to compensation of key employees and its general intentions with respect to incentive plans for key employees of Amundi Pioneer; Amundi's preliminary plans to achieve cost and other synergies; and opportunities to further develop the business of Amundi Pioneer and Amundi Pioneer Institutional, including in the area of institutional asset management, and how that would benefit shareholders of the Pioneer Funds.

In those meetings, the representatives of Amundi confirmed their intention that the Chief Executive Officer and Chief Investment Officer of Amundi Pioneer would remain in their current positions, and confirmed that they do not currently foresee major changes in the day-to-day investment management operations of Amundi Pioneer with respect to the Portfolio as a direct result of the Transaction. They discussed incentive arrangements for key personnel that would continue after the closing of the Transaction and their plans to establish a new long-term incentive plan following the closing. They also generally discussed ways in which Amundi Pioneer could potentially draw on the expanded global resources of Amundi post-Transaction. At those meetings, the Independent Trustees identified certain areas to which they requested further information, including as to trading and execution of securities transactions, research and portfolio management and potential changes in investment process, particularly where asset classes managed by Amundi Pioneer would overlap with asset classes managed by Amundi, the continued availability of resources currently at Pioneer Investments or elsewhere within Amundi to assist in management of certain Funds, and any anticipated significant changes in operations. The Independent Trustees considered the uncertainty as to whether the Portfolio's independent registered public accounting firm could continue to act in that capacity after the closing of the Transaction. The Independent Trustees also met with counsel to review the information they had received to date and to discuss next steps.

Subsequently, the Trustees received further information from Amundi, including written responses to questions raised by the Independent Trustees, and received from Amundi Pioneer the information requested of it. The Independent Trustees reviewed the information provided with counsel at telephonic meetings held on February 16, 2017 and February 27, 2017. The Trustees held a special in-person Board meeting on March 6-7, 2017 for further consideration of the New Management Agreements, the Interim Management Agreements and the Transaction. The Trustees met again with senior executives of Amundi at the March 6-7, 2017 meeting.

At the March 6-7, 2017 meeting, based on their evaluation of the information provided by Amundi Pioneer and Amundi, the Trustees including the Independent Trustees voting separately, approved the New Management Agreement and the Interim Management Agreement for the Portfolio. In considering the New Management Agreement for the Portfolio, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in their determinations. The Trustees considered the same factors with respect to the Interim Management Agreement for the Portfolio.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by Amundi Pioneer to the Portfolio and that are expected to be provided by Amundi Pioneer to the Portfolio following the consummation of the Transaction. The Trustees reviewed the terms of the New Management Agreement, and noted that such terms are substantially similar to the terms of the Current Management Agreement, except for different execution dates, effective dates and termination dates. The Trustees reviewed Amundi Pioneer's investment approach for the Portfolio and its research process. The Trustees considered the resources of Amundi Pioneer and the personnel of Amundi Pioneer who provide investment management services to the Portfolio. They also reviewed the amount of non-investment resources and personnel of Amundi

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

Pioneer that are involved in Amundi Pioneer's services to the Portfolio, including Amundi Pioneer's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by Amundi Pioneer's senior management to the Pioneer Fund complex.

The Trustees considered that Amundi Pioneer supervises and monitors the performance of the Portfolio's service providers and provides the Portfolio with personnel (including Portfolio officers) and other resources that are necessary for the Portfolio's business management and operations and that Amundi Pioneer would continue to provide those investment management and research services and resources to the Portfolio following the consummation of the Transaction. The Trustees also considered that, as administrator, Amundi Pioneer would continue to be responsible for the administration of the Portfolio's business and other affairs. The Trustees considered the fees to be paid to Amundi Pioneer for the provision of administration services.

The Trustees considered that Deloitte & Touche LLP informed the Board that it would no longer be independent with respect to the Portfolio upon the completion of the Transaction and, accordingly, that it would be necessary for the Board to engage a new independent registered public accounting firm for the Portfolio.

The Trustees considered that the Transaction was not expected to have a material adverse impact on the nature, scope and overall quality of services provided to the Portfolio and its shareholders, including investment management, risk management, administrative, compliance, legal and other services, as a result of the Transaction.

In that regard, the Trustees considered that Amundi is one of the largest asset managers globally, and that Amundi Pioneer may have access to additional research and portfolio management capabilities as a result of the Transaction and that Amundi Pioneer, as part of Amundi, is expected to have an enhanced global presence that may contribute to an increase in the overall scale and resources of Amundi Pioneer. Furthermore, in considering whether the Transaction would be expected to have a material adverse impact on the nature, scope and overall quality of services provided to the Portfolio and its shareholders, the Trustees considered the statements by representatives of Amundi that they expect the Chief Executive Officer and Chief Investment Officer of Amundi Pioneer to remain in their current positions and that they do not currently foresee major changes in the day-to-day investment management operations of Amundi Pioneer as a direct result of the Transaction, or the risk management, legal or compliance services provided by Amundi Pioneer, with respect to the Portfolio. They further considered the current incentive arrangements for key personnel of Amundi Pioneer that would continue after the closing of the Transaction. They also noted Amundi's stated intention to establish a new long-term incentive plan following the closing.

The Trustees also took into account their experience in evaluating the proposed combination of Pioneer Investments and Santander Asset Management, which was announced in September, 2014 and abandoned in July, 2016. In light of, among other things, this experience, the Trustees determined that they were not able to identify any realistic alternatives to approving the New Management Agreement that would provide the level of services to the Portfolio and its shareholders that are expected to be provided by Amundi Pioneer after the closing of the Transaction.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that Amundi Pioneer would continue to provide to the Portfolio under the New Management Agreement would be satisfactory and consistent with the terms of the New Management Agreement.

Performance of the Portfolio

In considering the Portfolio's performance, the Trustees regularly reviewed and discussed throughout the year data prepared by Amundi Pioneer and information comparing the Portfolio's performance with the performance of its peer group of funds, as classified by each of Morningstar, Inc. (Morningstar) and Lipper, and the performance of the Portfolio's benchmark index. They also discussed the Portfolio's performance with Amundi Pioneer on a regular basis.

The Trustees' regular reviews and discussions were factored into the Trustees' deliberations concerning the approval of the New Management Agreement.

Management Fee and Expenses

The Trustees noted that the stated management fees to be paid by the Portfolio are identical under the Current Management Agreement and the New Management Agreement. The Trustees considered information showing the fees and expenses of the Portfolio in comparison to the management fees and expense ratios of its peer group of Portfolios as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight),

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
APPROVAL OF NEW AND INTERIM MANAGEMENT AGREEMENTS                    (continued)
--------------------------------------------------------------------------------

an independent third party. In all quintile rankings referred to below, first quintile is most favorable to the Portfolio's shareowners. To the extent applicable, the Trustees also considered the impact of transfer agency, sub-transfer agency, and other non-management fee expenses on the expense ratios of the Portfolio. The Trustees noted that they separately review the Portfolio's transfer agency, sub-transfer agency and intermediary arrangements and that the results of the most recent such review were considered in the consideration of the Portfolio's expense ratio.

The Trustees considered that the Portfolio's management fee as of September 30, 2016 was in the fourth quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees also considered the breakpoint in the management fee schedule and the reduced fee rate above a certain asset level. The Trustees considered the Portfolio's relatively small asset size compared to most of the other funds in its peer groups. The Trustees considered that the expense ratio of the Portfolio's Class I shares as of September 30, 2016 was in the fifth quintile relative to its Morningstar category and in the fifth quintile relative to its Strategic Insight peer group, in each case for the comparable period. The Trustees considered the impact of the Portfolio's non-management fee expenses on the expense ratios of the Portfolio, noting that non-management fee operating expenses generally are spread over a smaller asset base than the other funds in its peer groups, which results in these fees being significantly higher as a percentage of assets.

The Trustees reviewed management fees charged by Amundi Pioneer and Amundi Pioneer Institutional to institutional and other clients, including publicly offered European funds sponsored by Amundi Pioneer's affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered Amundi Pioneer's costs in providing services to the Portfolio and Amundi Pioneer's and Amundi Pioneer Institutional's costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with Amundi Pioneer's and Amundi Pioneer Institutional's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Portfolio and other client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Portfolio and considered that, under both the Current Management Agreement and the New Management Agreement, Amundi Pioneer would perform additional services for the Portfolio that it does not provide to those other clients or services that are broader in scope, including oversight of the Portfolio's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Portfolio is subject. The Trustees also considered the different risks associated with Amundi Pioneer's management of the Portfolio and Amundi Pioneer's and Amundi Pioneer Institutional's management of the other client accounts.

The Trustees concluded that the management fee payable by the Portfolio to Amundi Pioneer was reasonable in relation to the nature and quality of the services to be provided by Amundi Pioneer.

Profitability

The Trustees considered information provided by Amundi Pioneer regarding the profitability of Amundi Pioneer with respect to the advisory services provided by Amundi Pioneer to the Portfolio, including the methodology used by Amundi Pioneer in allocating certain of its costs to the management of the Portfolio. The Trustees also considered Amundi Pioneer's profit margin in connection with the overall operation of the Portfolio. They further reviewed the financial results, including the profit margins, realized by Amundi Pioneer and Amundi Pioneer Institutional from non-fund businesses. The Trustees considered Amundi Pioneer's profit margins with respect to the Portfolio in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that Amundi Pioneer's profitability with respect to the management of the Portfolio was not unreasonable.

Economies of Scale

The Trustees considered Amundi Pioneer's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Portfolio and Portfolio shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by Amundi Pioneer in research and analytical capabilities and Amundi Pioneer's commitment and resource allocation to the Portfolio. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Portfolio.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

Other Benefits

The Trustees considered the other benefits that Amundi Pioneer enjoys from its relationship with the Portfolio. The Trustees considered the character and amount of fees paid or to be paid by the Portfolio, other than under the Current Management Agreement or the New Management Agreement, for services provided by Amundi Pioneer and its affiliates. The Trustees further considered the revenues and profitability of Amundi Pioneer's businesses other than the Portfolio business. To the extent applicable, the Trustees also considered the benefits to the Portfolio and to Amundi Pioneer and its affiliates from the use of "soft" commission dollars generated by the Portfolio to pay for research and brokerage services.

The Trustees considered that following the completion of the Transaction, Amundi Pioneer will be the principal U.S. asset management business of Amundi, and that Amundi's worldwide asset management business will manage over $1.38 trillion in assets (including the Pioneer Funds). This may create opportunities for Amundi Pioneer, Amundi Pioneer Institutional and Amundi that derive from Amundi Pioneer's relationships with the Portfolio, including Amundi's ability to market the services of Amundi Pioneer globally. The Trustees noted that Amundi Pioneer may have access to additional research capabilities as a result of the Transaction and Amundi's enhanced global presence that may contribute to an increase of the overall scale of Amundi Pioneer. The Trustees considered that Amundi Pioneer and the Portfolio are expected to receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Portfolio, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Amundi Pioneer as a result of its relationship with the Portfolio were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the New Management Agreement and the Interim Management Agreement for the Portfolio, including the fees payable thereunder, were fair and reasonable and voted to approve the New Management Agreement and the Interim Management Agreement, and to recommend that shareholders approve the New Management Agreement.

                          This page is for your notes.

[LOGO] Amundi Pioneer
       ==============
     ASSET MANAGEMENT

Pioneer Variable Contracts Trust

Officers                                               Trustees
Lisa M. Jones, President and Chief Executive Officer   Thomas J. Perna, Chairman
Mark E. Bradley, Treasurer and Chief Financial Officer David R. Bock
Christopher J. Kelley, Secretary and                   Benjamin M. Friedman
Chief Legal Officer                                    Margaret B.W. Graham
                                                       Lisa M. Jones
                                                       Lorraine H. Monchak
                                                       Marguerite A. Piret
                                                       Fred J. Ricciardi
                                                       Kenneth J. Taubes

Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc., formerly
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Amundi Pioneer Distributor, Inc., formerly
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Boston Financial Data Services, Inc.

[LOGO] Amundi Pioneer
       ==============
     ASSET MANAGEMENT

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                                                                   19622-11-0817

                                                         [LOGO]   Amundi Pioneer
                                                                  ==============
                                                                ASSET MANAGEMENT

                                                PIONEER VARIABLE CONTRACTS TRUST

                 Pioneer Strategic Income VCT Portfolio -- Class I and II Shares

                                                               SEMIANNUAL REPORT

                                                                   June 30, 2017

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST

Table of Contents
--------------------------------------------------------------------------------

Pioneer Strategic Income VCT Portfolio

  Portfolio and Performance Update                                             2

  Comparing Ongoing Portfolio Expenses                                         3

  Portfolio Management Discussion                                              4

  Schedule of Investments                                                     10

  Financial Statements                                                        35

  Notes to Financial Statements                                               40

  Additional Information                                                      50

  Approval of New and Interim Management Agreements                           51

  Trustees, Officers and Service Providers                                    61

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORT FOLIO UPDATE 6/30/17
--------------------------------------------------------------------------------

Portfolio Diversification*
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

U.S. Government Securities                                                 27.1%
U.S. Corporate Bonds                                                       26.6%
Collateralized Mortgage Obligations                                        13.6%
International Corporate Bonds                                              11.3%
Senior Secured Loans                                                        7.0%
Asset-Backed Securities                                                     4.6%
Foreign Government Bonds                                                    3.9%
Closed-End Fund                                                             2.3%
Municipal Bonds                                                             1.1%
Convertible Preferred Stocks                                                1.1%
Convertible Corporate Bonds                                                 0.6%
International Common Stocks                                                 0.6%
U.S. Common Stocks                                                          0.2%
U.S. Preferred Stocks                                                       0.0%+

+    Amount rounds to less than 0.1%.

* Includes investment in Insurance-Linked Securities totaling 0.1% of total investment portfolio.

Five Largest Holdings
(As a percentage of long-term holdings)*

--------------------------------------------------------------------------------
  1. Pioneer ILS Interval Fund                                             2.30%
--------------------------------------------------------------------------------
  2. U.S. Treasury Inflation Indexed
     Bonds, 0.75%, 2/15/45                                                 1.80
--------------------------------------------------------------------------------
  3. U.S. Treasury Inflation Indexed
     Bonds, 1.0%, 2/15/46                                                  1.45
--------------------------------------------------------------------------------
  4. Fannie Mae, 4.5%, 8/1/40                                              0.72
--------------------------------------------------------------------------------
  5. International Finance Corp.,
     6.3%, 11/25/24                                                        0.70
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/17
--------------------------------------------------------------------------------

Prices and Distribution

Net Asset Value per Share                          6/30/17              12/31/16
    Class I                                        $10.27               $10.16
    Class II                                       $10.25               $10.14

                                   Net
Distributions per Share            Investment    Short-Term        Long-Term
(1/1/17 - 6/30/17)                 Income        Capital Gains     Capital Gains
    Class I                        $0.1850       $0.0102           $ --
    Class II                       $0.1718       $0.0102           $ --

================================================================================
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Class I and II shares of Pioneer Strategic Income VCT Portfolio at net asset value during the periods shown, compared to that of the Bloomberg Barclays U.S. Universal Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

            Pioneer Strategic Income      Pioneer Strategic Income      Bloomberg Barclays
            VCT Portfolio Class I         VCT Portfolio Class II        U.S. Universal Index
6/07        $10,000                       $10,000                       $10,000
6/08        $10,610                       $10,584                       $10,622
6/09        $10,556                       $10,519                       $11,146
6/10        $12,530                       $12,461                       $12,327
6/11        $13,831                       $13,697                       $12,917
6/12        $14,321                       $14,148                       $13,868
6/13        $15,089                       $14,870                       $13,901
6/14        $16,138                       $15,852                       $14,624
6/15        $16,111                       $15,801                       $14,860
6/16        $16,632                       $16,271                       $15,724
6/17        $17,481                       $17,059                       $15,868

The Bloomberg Barclays U.S. Universal Index is an unmanaged union of the US Aggregate Index, the US High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded from the Index. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

================================================================================
Average Annual Total Returns
(As of June 30, 2017)

--------------------------------------------------------------------------------
                                                                   Bloomberg
                                                                  Barclays U.S.
                                     Class I       Class II      Universal Index
--------------------------------------------------------------------------------
10 Years                              5.74%         5.49%            4.73%
5 Years                               4.07%         3.81%            2.73%
1 Year                                5.10%         4.85%            0.91%

All total returns shown assume reinvestment of distributions at net asset value. The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Strategic Income VCT Portfolio

Based on actual returns from January 1, 2017 through June 30, 2017.

     Share Class                                     I                  II
     ---------------------------------------------------------------------------
     Beginning Account Value on 1/1/17          $1,000.00          $1,000.00
     Ending Account Value on 6/30/17            $1,030.20          $1,029.00
     Expenses Paid During Period*               $    3.78          $    5.03

* Expenses are equal to the Portfolio's annualized net expense ratio of 0.75% and 1.00% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Strategic Income VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2017 through June 30, 2017.

     Share Class                                    I                  II
     ---------------------------------------------------------------------------
     Beginning Account Value on 1/1/17         $1,000.00          $1,000.00
     Ending Account Value on 6/30/17           $1,021.08          $1,019.84
     Expenses Paid During Period*              $    3.76          $    5.01

* Expenses are equal to the Portfolio's annualized net expense ratio of 0.75% and 1.00% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/17
--------------------------------------------------------------------------------

Call 800-688-9915 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Other wise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Important Note: On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world. Amundi, one of the world's largest asset managers, is headquartered in Paris, France. As a result of the transaction, Pioneer Investment Management, Inc., the Portfolio's investment adviser, became an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A., a wholly owned subsidiary of UniCredit S.p.A.

In connection with the transaction, the names of the Portfolio's investment adviser and principal underwriter changed. Effective July 3, 2017, the name of Pioneer Investment Management, Inc. changed to Amundi Pioneer Asset Management, Inc. and the name of Pioneer Funds Distributor, Inc. changed to Amundi Pioneer Distributor, Inc.

This transaction does not impact your existing relationship with Pioneer Investments or the methods you use to communicate with us, as the contact telephone numbers and services you expect will remain the same. We are excited, however, to be launching a new website representing the combined company. Come visit us at: www.amundipioneer.com.

In the following interview, Kenneth J. Taubes, Andrew Feltus, and Charles Melchreit discuss the factors that affected the performance of Pioneer Strategic Income VCT Portfolio during the six-month period ended June 30, 2017. Mr. Taubes, Executive Vice President, Chief Investment Officer, U.S. Investment Management, and a portfolio manager at Amundi Pioneer Asset Management, Inc. ("Amundi Pioneer"), is responsible for the daily management of the Portfolio, supported by Mr. Feltus, Director of High Yield and Bank Loans, a senior vice president, and a portfolio manager at Amundi Pioneer, and Mr. Melchreit, Director of Investment-Grade Management, a senior vice president and a portfolio manager at Amundi Pioneer.

Q:   How did the Portfolio perform during the six months ended June 30, 2017?

A: Pioneer Strategic Income VCT Portfolio's Class I shares returned 3.02% at net asset value during the six-month period ended June 30, 2017, and Class II shares returned 2.90%, while the Portfolio's benchmark, the Bloomberg Barclays U.S. Universal Index (the Bloomberg Barclays Index), returned 2.63%. During the same period, the average return of the 49 variable portfolios in Lipper's General Bond Underlying Funds category was 3.62%.

Q: How would you describe the investment environment in the fixed-income markets during the six-month period ended June 30, 2017?

A: It was a period that saw financial market participants temper their earlier expectations that the domestic economy was positioned for an acceleration in growth. While the expectation that the U.S. economy would expand remained, optimism for a significant increase in growth waned, and while the more

Pioneer Strategic Income VCT Portfolio    PIONEER VARIABLE CONTRACTS TRUST

     credit-sensitive sectors of the fixed-income markets continued to perform positively during the period, highly interest-rate-sensitive sectors produced more mixed results.

     During the six months, the nation's gross domestic product (GDP) maintained its modest annual growth rate of approximately 2%, although growth in the first quarter came in at a disappointing 1.4%. New-job creation continued expanding at a robust pace over the period, however, and the housing market kept registering impressive gains. The U.S. Federal Reserve (the Fed) gradually tightened monetary policy by raising short-term interest rates twice -- once in March and again in June. The Fed has now increased rates three times since last December. However, the Fed also reported that wage inflation was not increasing as much as had been hoped, and hinted that while it still planned to raise rates further, some hikes might be delayed a bit.

     Economic fundamentals drove some of the lowered growth expectations, but assessments of political factors also contributed to the shift in market sentiment. With the Republicans (GOP) in control of the White House and both houses of Congress, many observers had anticipated a dramatic increase in fiscal stimulus to the economy through the passage of legislation on tax reform and infrastructure investment. However, difficulties in passing a health care law to alter/replace the Affordable Care Act created uncertainties about the likelihood that the GOP-led legislature would be able to agree upon major economic initiatives. That in turn created doubt about how soon any pro-growth economic proposals might become law. At the same time, the Trump administration, through various executive orders and government-agency initiatives, did at least begin to follow through on its promises to lighten government regulation of the economy.

     During the six months, the yield curve - which reflects the difference between yields of securities with different maturities - flattened. While yields of shorter-maturity securities continued to rise as the Fed raised rates, yields of 10-year and 30-year Treasuries declined somewhat as fears of an imminent spike in inflation receded, leading to outperformance by longer-maturity debt. The more credit-sensitive areas of the market did well, as investors sought out higher yields in a generally low-yield environment. The performance advantage of lower-quality, higher-yielding securities during the period was particularly evident over the first three months (January-February-March), with the continuation of the so-called "Trump bounce," which had emerged late in 2016 with Mr. Trump's victory in the November election. However, the surge in the credit sectors faded over the final three months of the period.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/17                              (continued)
--------------------------------------------------------------------------------

     Over the full six months, higher-quality securities with lower yields, including U.S. Treasuries, lagged. Credit, in general, outperformed, with investment-grade and high-yield corporate bonds performing particularly well as the domestic economy continued to grow at a persistent, if slightly slower, pace. Within corporates, industrial bonds, especially those issued by basic materials and energy companies, performed very well, followed by financials, notably the debt of banks and insurance companies. Emerging markets debt also did well, despite mixed performance by commodities. Confidence in the European economy increased as growth was surprisingly strong and the election results in France and the Netherlands saw pro-nationalist, anti-European Union (E.U.) candidates underperforming expectations, thus calming the market's concerns, at least temporarily, about the future of the E.U. In addition, the Chinese economy was stronger than expected over the six months. That provided a boost to market sentiment given previous worries about slowing growth in that country.

     While the "spread sectors," which offer higher yields than Treasuries, generally outperformed, one exception was the government-agency mortgage area. Foreign investors, who appeared to be concerned that the Fed might taper its purchases of government mortgages, found the asset class less attractive. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.)

     In global markets, the U.S. dollar weakened against many foreign currencies during the six-month period.

Q: What factors influenced the Portfolio's performance relative to the Bloomberg Barclays Index during the six-month period ended June 30, 2017?

A: Both sector allocation and security selection aided the Portfolio's relative results, with a notable underweighting of U.S. Treasuries proving to be a big advantage as virtually every spread sector outperformed Treasuries. Exposures to non-U.S. currencies also helped benchmark-relative returns, particularly the Portfolio's positions in the Mexican peso and in European-bloc currencies. However, we had anticipated that longer-term interest rates would rise over the period, and so the Portfolio's short-duration positioning turned into a performance disadvantage when longer-term interest rates declined. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

     number of years. In general, longer-duration portfolios do well when interest rates decline, while shorter-duration portfolios do relatively better when interest rates rise.)

     With regard to security selection, results in all sectors as well as our preference for securities with somewhat lower credit ratings buttressed the Portfolio's benchmark-relative performance during the period. That was particularly evident among the Portfolio's financials holdings, especially subordinated bank issues. Additionally, exposures to non-benchmark asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS) benefited relative returns.

     Among individual holdings, standout performers for the Portfolio during the period included the debt of French bank Credit Agricole and the high-yield bonds of Scientific Games International, a U.S. company specializing in the manufacture of equipment for casinos and lotteries. On the negative side, while the Portfolio's overall exposure to energy bonds aided performance, some lower-rated energy bonds did have disappointing performance, including the debt of Diamond Offshore and Denbury Resources.

Q: Did the Portfolio have any investments in derivative securities during the six-month period ended June 30, 2017? If so, did the derivatives have any material impact on performance?

A: Yes, we invested the Portfolio in three types of derivatives: credit default swaps, forward foreign currency transactions (currency forwards), and Treasury futures. The credit default swaps, in which we invested to give the Portfolio exposure to high-yield debt, helped performance, as did the currency forwards, which we utilized as an attempt to hedge the Portfolio against the risks of fluctuations in currency prices. Investments in the Treasury futures, as part of our strategy to maintain a shorter-than-benchmark duration, had a negative impact on the Portfolio's results.

Q: What factors affected the Portfolio's yield, or distributions to shareholders, during the six-month period ended June 30, 2017?

A: The Portfolio's yield declined during the period as the interest rates on longer- and intermediate-term securities fell due to a flattening yield curve.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/17                              (continued)
--------------------------------------------------------------------------------

Q: What is your investment outlook and how is the Portfolio positioned heading into the second half of the fiscal year?

A: As we have positioned the Portfolio for the second half of the year, we have shortened its duration and reduced exposure to highly credit-sensitive debt. We anticipate that the Fed will hike short-term interest rates once more in 2017, and we believe the market has underestimated the risks of rising interest rates. We also anticipate that the Fed will unwind its balance sheet by holding fewer government-agency mortgages and Treasuries. That, too, has the potential to push market interest rates higher. While we have increased the Portfolio's allocation to government-agency mortgages, we have done so only modestly, due to the potential risks associated with the effects of any Fed actions to reduce its balance sheet.

     At the end of the six-month period, mortgage-backed securities (MBS) represented the Portfolio's largest asset-class exposure, with U.S. government-agency mortgages representing the largest sector allocation within MBS. Other notable allocations were to U.S. investment-grade corporates, U.S. high-yield corporates, floating-rate bank loans, emerging markets debt, and international investment-grade bonds. The Portfolio also had a small allocation to U.S. Treasuries and agency bonds as of period-end.

     The Portfolio's average effective duration was 4.71 years as of June 30, 2017, compared with the 5.80-year duration for the Bloomberg Barclays Index. In our duration strategy, we also underweighted the Portfolio in securities with maturities in the two- to five-year range, as we thought they were particularly vulnerable to rising interest rates.

     We have cut back the Portfolio's positions in credit, including high-yield bonds, more out of concern about higher valuations and their tighter yield advantages over Treasuries. The Portfolio remains overweight in the credit sectors generally, but we now tend to favor bank loans over high-yield bonds, as the floating-rate features of bank loans can provide protection against rising interest rates.

     We remain positive about the underlying, fundamental health of the U.S. economy and think GDP growth should continue expanding at its present, modest pace, with an annual growth rate of around 2%. We do not expect a dramatic acceleration in economic growth, however, as we remain uncertain

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

A Word About Risk:

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Investments in high-yield or lower-rated securities are subject to greater-thanaverage price volatility, illiquidity and possibility of default.

When interest rates rise, the prices of fixed-income securities in the Portfolio will generally fall. Conversely, when interest rates fall the prices of fixed-income securities in the Portfolio will generally rise.

Investments in the Portfolio are subject to possible loss due to the financial failure of the issuers of the underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income and lose the opportunity for additional price appreciation.

The securities issued by U.S. Government sponsored entities (i.e., FNMA, Freddie
Mac) are neither guaranteed nor issued by the U.S. Government.

The Portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to prepayments.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

about whether the administration and Congress can soon reach agreements on any type of stimulus legislation, such as tax reform or infrastructure spending.

We are seeing more investment opportunities overseas - particularly in foreign currencies - as the European economy strengthens, emerging markets expand, and China's economic situation stabilizes.

Please refer to the Schedule of Investments on pages 10 to 34 for a full listing of Portfolio securities.

Past performance is no guarantee of future results.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of opinion as of the date of this report.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/17 (UNAUDITED)
--------------------------------------------------------------------------------

       Principal        Floating
      Amount ($) (m)    Rate (b)                                                                                              Value
                                    CONVERTIBLE CORPORATE BONDS - 0.7%
                                    Capital Goods - 0.2%
                                    Construction & Engineering - 0.0%+
            15,000                  Dycom Industries, Inc., 0.75%, 9/15/21                                              $    17,400
                                                                                                                        -----------
                                    Electrical Components & Equipment - 0.2%
            94,000                  General Cable Corp., 4.5%, 11/15/29 (Step)                                          $    70,911
                                                                                                                        -----------
                                    Total Capital Goods                                                                 $    88,311
                                                                                                                        -----------
                                    Consumer Durables & Apparel - 0.1%
                                    Homebuilding - 0.1%
            15,000                  CalAtlantic Group, Inc., 0.25%, 6/1/19                                              $    14,194
            30,000                  CalAtlantic Group, Inc., 1.25%, 8/1/32                                                   30,000
                                                                                                                        -----------
                                                                                                                        $    44,194
                                                                                                                        -----------
                                    Total Consumer Durables & Apparel                                                   $    44,194
                                                                                                                        -----------
                                    Health Care Equipment & Services - 0.1%
                                    Health Care Equipment - 0.1%
            25,000                  Wright Medical Group, Inc., 2.0%, 2/15/20                                           $    27,781
                                                                                                                        -----------
                                    Total Health Care Equipment & Services                                              $    27,781
                                                                                                                        -----------
                                    Software & Services - 0.3%
                                    Internet Software & Services - 0.2%
           105,000                  WebMD Health Corp, 2.625%, 6/15/23                                                  $   102,769
            10,000                  WebMD Health Corp., 2.5%, 1/31/18                                                        10,306
                                                                                                                        -----------
                                                                                                                        $   113,075
                                                                                                                        -----------
                                    Application Software - 0.1%
            25,000                  Synchronoss Technologies, Inc., 0.75%, 8/15/19                                      $    23,188
                                                                                                                        -----------
                                    Total Software & Services                                                           $   136,263
                                                                                                                        -----------
                                    TOTAL CONVERTIBLE CORPORATE BONDS
                                    (Cost $304,436)                                                                     $   296,549
                                                                                                                        -----------
                                    PREFERRED STOCKS - 0.0%+
                                    Diversified Financials - 0.0%+
                                    Consumer Finance - 0.0%+
               532          6.82    GMAC Capital Trust I, Floating Rate Note, 2/15/40                                   $    13,939
                                                                                                                        -----------
                                    Total Diversified Financials                                                        $    13,939
                                                                                                                        -----------
                                    TOTAL PREFERRED STOCKS
                                    (Cost $12,470)                                                                      $    13,939
                                                                                                                        -----------
                                    CONVERTIBLE PREFERRED STOCKS - 1.1%
                                    Banks - 1.1%
                                    Diversified Banks - 1.1%
               179                  Bank of America Corp., 7.25%, (Perpetual)                                           $   225,896
               220                  Wells Fargo & Co., 7.5% (Perpetual)                                                     288,445
                                                                                                                        -----------
                                                                                                                        $   514,341
                                                                                                                        -----------
                                    Total Banks                                                                         $   514,341
                                                                                                                        -----------
                                    TOTAL CONVERTIBLE PREFERRED STOCKS
                                    (Cost $461,953)                                                                     $   514,341
                                                                                                                        -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

                        Floating
           Shares       Rate (b)                                                                                              Value
                                    COMMON STOCKS - 0.3%
                                    Energy - 0.0%+
                                    Oil & Gas Exploration & Production - 0.0%+
                 2                  Silverbow Resources, Inc.                                                           $        52
                                                                                                                        -----------
                                    Total Energy                                                                        $        52
                                                                                                                        -----------
                                    Consumer Durables & Apparel - 0.0%+
                                    Homebuilding - 0.0%+
            15,463                  Desarrolladora Homex SAB de CV*                                                     $     1,159
                                                                                                                        -----------
                                    Total Consumer Durables & Apparel                                                   $     1,159
                                                                                                                        -----------
                                    Real Estate - 0.3%
                                    Diversified Real Estate Activities - 0.3%
             8,518                  Five Point Holdings LLC-Class A                                                     $   125,726
                                                                                                                        -----------
                                    Total Real Estate                                                                   $   125,726
                                                                                                                        -----------
                                    TOTAL COMMON STOCKS
                                    (Cost $50,047)                                                                      $   126,937
                                                                                                                        -----------

       Principal
      Amount ($) (m)
                                    ASSET BACKED SECURITIES - 4.6%
                                    Energy - 0.0%+
                                    Oil & Gas Exploration & Production - 0.0%+
            20,000          2.71    NCF Dealer Floorplan Master Trust, Floating Rate Note, 10/20/20 (144A)              $    19,913
                                                                                                                        -----------
                                    Total Energy                                                                        $    19,913
                                                                                                                        -----------
                                    Consumer Services - 0.1%
                                    Hotels, Resorts & Cruise Lines - 0.1%
            36,233                  Westgate Resorts 2014-1 LLC, 3.25%, 12/20/26 (144A)                                 $    36,233
                                                                                                                        -----------
                                    Total Consumer Services                                                             $    36,233
                                                                                                                        -----------
                                    Food & Staples Retailing - 0.1%
                                    Food Retail - 0.1%
            45,600                  CKE Restaurant Holdings, Inc., 4.474%, 3/20/43 (144A)                               $    45,510
                                                                                                                        -----------
                                    Total Food & Staples Retailing                                                      $    45,510
                                                                                                                        -----------
                                    Banks - 3.8%
                                    Thrifts & Mortgage Finance - 3.8%
            90,446                  Ajax Mortgage Loan Trust 2016-B, 4.0%, 9/25/65 (Step) (144A)                        $    90,294
            40,000                  Bayview Opportunity Master Fund Iva Trust Series 2017-Spl5 Cl B1, 4.00%,
                                    6/28/57 (144A)                                                                           42,186
            25,000                  Bayview Opportunity Master Fund Iva Trust Series 2017-Spl5 Cl B2 , 4.50%,
                                    6/28/57 (144A)                                                                           26,593
            40,000          4.25    Bayview Opportunity Master Fund IVb Trust 2016-SPL2, Floating Rate Note,
                                    6/28/53 (144A)                                                                           41,386
           100,000                  BCC Funding Corp X, 4.544%, 12/21/20 (144A)                                              98,701
            40,433                  Credit-Based Asset Servicing & Securitization LLC, 3.76404%, 7/25/35 (Step)              40,230
            85,000                  CSMC 2017-Hl1 Trust Series 2017-Hl1 Cl A1, 3.500%, 6/25/47 (144A)                        86,687
            48,875                  DB Master Finance LLC 2015-1, 3.98%, 2/20/45 (144A)                                      50,113
            42,218                  Equifirst Mortgage Loan Trust 2003-1, 4.01%, 12/25/32 (Step)                             42,490
            23,678                  GCAT 2015-1 LLC, 3.625%, 5/26/20 (Step) (144A)                                           23,722
               570          1.39    Home Equity Asset Trust 2006-4, Floating Rate Note, 8/25/36                                 569
            68,743                  Icon Brand Holdings LLC, 4.352%, 1/25/43 (144A)                                          63,956
           100,000                  Kabbage Asset Securitization LLC Series 2017-1 Cl A , 4.571%, 3/15/17 (144A)            102,299
            50,000                  Navitas Equipment Receivables LLC 2015-1, 4.5%, 5/17/21 (144A)                           50,685

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/17 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

       Principal        Floating
      Amount ($) (m)    Rate (b)                                                                                              Value
                                    Thrifts & Mortgage Finance - (continued)
            50,661                  New Residential Mortgage Loan Trust 2017-1 Series 2017-1A Cl A1, 4.000%,
                                    2/25/57 (144A)                                                                      $    52,669
           105,000                  New Residential Mortgage Loan Trust 2017-3 Series 2017-3A Cl B1, 4.500% ,
                                    4/25/57 (144A)                                                                          111,568
            50,000                  Oxford Finance Funding 2016-1 LLC, 3.968%, 6/17/24 (144A)                                49,604
            98,917                  STORE Master Funding I LLC, 3.75%, 4/20/45 (144A)                                       100,168
            70,000                  Towd Point Mortgage Trust 2015-3 Series 2015-3 Cl M2, 4.00%, 3/25/54 (144A)              71,184
            70,000                  Towd Point Mortgage Trust 2015-6 Series 2015-6 Cl M1, 3.75%, 4/25/55 (144A)              70,639
            60,000                  Towd Point Mortgage Trust 2015-6 Series 2015-6 Cl M2, 3.75%, 4/25/55 (144A)              58,674
            40,000                  Towd Point Mortgage Trust 2016-2 Series 2016-2 Cl M2, 3.00%, 4/25/55 (144A)              36,822
           100,000          3.50    Towd Point Mortgage Trust 2017-1, Floating Rate Note, 10/25/56 (144A)                   102,756
           100,000                  Towd Point Mortgage Trust 2017-2 Series 2017-2 Cl A2, 3.25% , 4/25/57 (144A)            101,917
            43,114                  VOLT XXXIII LLC, 3.5%, 3/25/55 (Step) (144A)                                             43,272
            94,336                  Westgate Resorts 2017-1 LLC Series 2017-1A Cl B, 4.05% , 12/20/30 (144A)                 94,776
            50,000                  Westlake Automobile Receivables Trust 2015-3, 3.05%, 5/17/21 (144A)                      50,254
                                                                                                                        -----------
                                                                                                                        $ 1,704,214
                                                                                                                        -----------
                                    Total Banks                                                                         $ 1,704,214
                                                                                                                        -----------
                                    Diversified Financials - 0.3%
                                    Other Diversified Financial Services - 0.2%
           100,000          3.31    Colony American Homes 2014-1 REMICS, Floating Rate Note, 5/17/31 (144A)             $   100,416
                                                                                                                        -----------
                                    Consumer Finance - 0.1%
            40,000                  First Investors Auto Owner Trust 2015-1, 3.59%, 1/18/22 (144A)                      $    40,408
                                                                                                                        -----------
                                    Total Diversified Financials                                                        $   140,824
                                                                                                                        -----------
                                    Telecommunication Services - 0.3%
                                    Wireless Telecommunication Services - 0.3%
           150,000          3.87    Small Business Administration Participation Certificates, Floating Rate Note,
                                    10/15/49 (144A)                                                                     $   152,199
                                                                                                                        -----------
                                    Total Telecommunication Services                                                    $   152,199
                                                                                                                        -----------
                                    TOTAL ASSET BACKED SECURITIES
                                    (Cost $2,097,948)                                                                   $ 2,098,893
                                                                                                                        -----------
                                    COLLATERALIZED MORTGAGE OBLIGATIONS - 13.5%
                                    Banks - 12.9%
                                    Thrifts & Mortgage Finance - 12.9%
            36,119                  Agate Bay Mortgage Trust 2014-1 Series 2014-1 Cl 1A11, 4.00% , 7/25/44, (144A)      $    37,246
            57,069          3.83    Agate Bay Mortgage Trust 2014-3, Floating Rate Note, 11/25/44 (144A)                     57,288
           139,330          3.50    Agate Bay Mortgage Trust 2015-5, Floating Rate Note, 7/25/45 (144A)                     140,838
           100,000          5.67    CCRESG Commercial Mortgage Trust 2016-HEAT, Floating Rate Note, 4/10/29 (144A)          101,576
           100,000          5.67    CCRESG Commercial Mortgage Trust 2016-HEAT, Floating Rate Note, 4/12/29 (144A)           97,733
            70,948          3.75    Chase Mortgage Trust 2016-1, Floating Rate Note, 3/26/46 (144A)                          70,996
            60,100          3.70    Chase Mortgage Trust 2016-2, Floating Rate Note, 2/25/44 (144A)                          59,971
            22,262                  Citigroup Mortgage Loan Trust 2013-J1 Series 2013-J1 Cl B4, 3.53%, 10/25/43 (144A)       21,901
            25,000                  COMM 2012-CCRE2 Mortgage Trust REMICS, 3.791%, 8/17/45                                   26,030
            21,000                  COMM 2012-CCRE4 Mortgage Trust, 2.436%, 10/17/45                                         21,203
            25,000                  COMM 2012-CCRE4 Mortgage Trust, 3.251%, 10/17/45                                         25,398
           100,000          5.34    COMM 2013-CCRE11 Mortgage Trust, Floating Rate Note, 8/12/50 (144A)                     106,455
            50,000                  COMM 2013-LC6 Mortgage Trust, 2.941%, 1/10/46                                            50,535

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

       Principal        Floating
      Amount ($) (m)    Rate (b)                                                                                              Value
                                    Thrifts & Mortgage Finance - (continued)
            50,000          4.70    COMM 2015-CCRE25 Mortgage Trust, Floating Rate Note, 8/12/48                        $    52,754
            50,000          3.74    CSAIL 2015-C4 Commercial Mortgage Trust REMICS, Floating Rate Note, 11/15/48             43,928
            25,000                  CSAIL 2016-C6 Commercial Mortgage Trust, 3.0898%, 1/15/49                                24,811
           100,000                  CSAIL 2016-C7 Commercial Mortgage Trust, 3.502%, 11/15/49                               101,904
            70,486          3.50    CSMC Trust 2013-7, Floating Rate Note, 8/25/43 (144A)                                    71,249
            22,401                  CSMC Trust 2013-Ivr1 Series 2013-Ivr1 Cl B4, 3.47%, 3/25/43 (144A)                       22,126
            22,675                  CSMC Trust 2013-Ivr4 Series 2013-Ivr4 Cl B4, 3.484%, 7/25/43 (144A)                      22,189
            45,485          3.50    CSMC Trust 2014-IVR3 REMICS, Floating Rate Note, 7/25/44 (144A)                          45,847
            63,354          4.00    CSMC Trust 2014-IVR3 REMICS, Floating Rate Note, 7/25/44 (144A)                          65,035
            31,952          3.75    CSMC Trust 2014-OAK1, Floating Rate Note, 11/25/44 (144A)                                30,184
            76,035          3.50    CSMC Trust 2014-WIN2, Floating Rate Note, 10/25/44 (144A)                                77,582
            62,650                  CSMC Trust 2015-2, 3.5%, 2/25/45 (144A)                                                  63,446
            50,000                  DBJPM 16-C3 Mortgage Trust, 2.89%, 9/10/49                                               49,143
            49,564          2.50    EverBank Mortgage Loan Trust, Floating Rate Note, 4/25/43 (144A)                         48,133
            25,000                  GS Mortgage Securities Corp. II, 3.682%, 2/10/46 (144A)                                  25,604
           100,000                  Home Partners Of America 2017-1 Trust Series 2017-1 Cl D, 2.98%, 7/17/34 (144A)         101,343
           100,000          3.98    JP Morgan Chase Commercial Mortgage Securities Trust 2012-C8, Floating Rate Note,
                                    10/17/45 (144A)                                                                         103,712
           100,000          3.36    JP Morgan Chase Commercial Mortgage Securities Trust 2014-FL4 REMICS, Floating Rate
                                    Note, 12/16/30 (144A)                                                                    99,163
            43,719          3.00    JP Morgan Mortgage Trust 2013-1, Floating Rate Note, 3/25/43 (144A)                      43,550
            91,819          3.50    JP Morgan Mortgage Trust 2013-2, Floating Rate Note, 5/25/43 (144A)                      93,156
            27,858          3.75    JP Morgan Mortgage Trust 2014-1 REMICS, Floating Rate Note, 1/25/44 (144A)               26,744
            56,886          3.50    JP Morgan Mortgage Trust 2014-1 REMICS, Floating Rate Note, 1/25/44 (144A)               57,572
            28,366          3.05    JP Morgan Mortgage Trust 2014-IVR3 REMICS, Floating Rate Note, 9/25/44 (144A)            26,078
            60,000                  JP Morgan Mortgage Trust 2014-Ivr6 Series Cl B4 2.86%, 7/25/44 (144A)                    57,438
            28,228          4.06    JP Morgan Mortgage Trust 2014-OAK4, Floating Rate Note, 9/25/44 (144A)                   28,819
            79,283                  JP Morgan Mortgage Trust 2016-1, 3.5%, 5/25/46 (144A)                                    79,745
            29,439          2.68    JP Morgan Mortgage Trust 2016-2, Floating Rate Note, 6/25/46 (144A)                      29,126
            19,626          2.68    JP Morgan Mortgage Trust 2016-2, Floating Rate Note, 6/25/46 (144A)                      18,590
            89,930          3.50    JP Morgan Mortgage Trust 2016-3, Floating Rate Note, 10/25/46 (144A)                     91,184
            35,914          3.38    JP Morgan Mortgage Trust 2016-3, Floating Rate Note, 10/25/46 (144A)                     35,913
            95,030          3.50    JP Morgan Mortgage Trust 2016-4, Floating Rate Note, 10/25/46 (144A)                     95,568
            87,741          3.50    JP Morgan Mortgage Trust 2017-1, Floating Rate Note, 1/25/47 (144A)                      87,813
            58,494          3.50    JP Morgan Mortgage Trust 2017-1, Floating Rate Note, 1/25/47 (144A)                      59,273
            60,000                  JP Morgan Mortgage Trust 2017-2 Series 2017-2 Cl A13, 3.50% , 5/25/47 (144A)             60,272
            45,000                  JP Morgan Mortgage Trust 2017-2 Series 2017-2 Cl A3, 3.50%, 5/25/47 (144A)               45,654
            40,000                  JP Morgan Mortgage Trust 2017-2 Series 2017-2 Cl B1, 3.76% , 5/25/47 (144A)              40,132
            46,942          2.60    JP Morgan Mortgage Trust, Floating Rate Note, 12/25/46 (144A)                            46,845
            56,331          2.60    JP Morgan Mortgage Trust, Floating Rate Note, 12/25/46 (144A)                            55,687
           112,826          2.62    JP Morgan Trust 2015-1 REMICS, Floating Rate Note, 12/25/44 (144A)                      111,428
            30,000                  JP Morgan Trust 2015-5 Ser 2015-5 Cl B4, 2.87% , 5/25/45 (144A)                          28,559
           119,487          3.62    JP Morgan Trust 2015-6, Floating Rate Note, 10/25/45 (144A)                             113,782
            50,000                  JPMBB Commercial Mortgage Securities Trust 2014-C22 REMICS, 3.8012%, 9/15/47             52,328
           100,000          3.22    JPMCC Re-REMIC Trust 2014-FRR1, Floating Rate Note, 4/27/44 (144A)                       98,824
            50,000                  JPMDB Commercial Mortgage Securities Trust 2016-C4, 3.1413%, 12/15/49                    50,027
             4,247          5.53    LB-UBS Commercial Mortgage Trust 2007-C1, Floating Rate Note, 2/15/40                     4,243

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/17 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

       Principal        Floating
      Amount ($) (m)    Rate (b)                                                                                              Value
                                    Thrifts & Mortgage Finance - (continued)
            60,000                  Mill City Mortgage Loan Trust 2017-2 Series 2017-2 Cl M1, 3.25%, 8/25/56 (144A)     $    60,668
            40,000                  Mill City Mortgage Loan Trust 2017-2 Series 2017-2 Cl M2, 3.25%, 7/25/59 (144A)          39,135
            57,018                  Morgan Stanley Capital I Trust 2007-HQ13, 5.569%, 12/15/44                               57,326
           100,000          3.00    Morgan Stanley Capital I Trust 2016-BNK2, Floating Rate Note, 11/15/49 (144A)            80,452
            25,000                  Morgan Stanley Capital I Trust 2016-UBS9, 3.0%, 3/15/49 (144A)                           19,886
            92,097          2.97    Morgan Stanley Residential Mortgage Loan Trust 2014-1, Floating Rate Note,
                                    6/25/44 (144A)                                                                           89,736
            61,274                  New Residential Mortgage Loan Trust 2017-2 Series 2017-2A Cl A4 , 4.00%,
                                    3/25/57 (144A)                                                                           63,661
            74,297          3.25    NRP Mortgage Trust 2013-1, Floating Rate Note, 7/25/43 (144A)                            74,353
            31,940          3.31    NRP Mortgage Trust 2013-1, Floating Rate Note, 7/25/43 (144A)                            27,245
            27,560          2.52    RESI Finance LP, Floating Rate Note, 9/10/35 (144A)                                      25,689
            78,903                  Seasoned Credit Risk Transfer Trust Series 2017-1 Series 2017-1 Cl Ht, 2.00%,
                                    1/25/56 (144A)                                                                           74,066
            72,953                  Seasoned Credit Risk Transfer Trust Series 2016-1, 3.0%, 9/25/55                         73,119
            81,246          2.50    Sequoia Mortgage Trust 2012-5, Floating Rate Note, 11/25/42                              78,831
            45,082          3.90    Sequoia Mortgage Trust 2012-5, Floating Rate Note, 11/25/42                              44,971
            51,700          2.50    Sequoia Mortgage Trust 2012-6, Floating Rate Note, 12/26/42                              49,665
           140,297          1.87    Sequoia Mortgage Trust 2013-2, Floating Rate Note, 2/25/43                              134,340
            60,621                  Sequoia Mortgage Trust 2013-3 Series 2013-3 Cl A1, 2.00%, 3/25/43                        57,113
            37,031          2.50    Sequoia Mortgage Trust 2013-4, Floating Rate Note, 4/27/43                               35,897
            96,606          3.00    Sequoia Mortgage Trust 2013-5 REMICS, Floating Rate Note, 5/25/43 (144A)                 96,212
            77,115          2.50    Sequoia Mortgage Trust 2013-6, Floating Rate Note, 5/26/43                               74,845
            89,937          3.00    Sequoia Mortgage Trust 2013-7, Floating Rate Note, 6/25/43                               88,915
            18,139                  Sequoia Mortgage Trust 2013-9, 3.5%, 7/27/43 (144A)                                      18,060
            47,378                  Sequoia Mortgage Trust 2014-1 Series 2014-1 Cl 2A5, 4.00%, 4/25/44, (144A)               48,714
            34,496          3.50    Sequoia Mortgage Trust 2015-2, Floating Rate Note, 5/25/45 (144A)                        34,869
            23,728          3.74    Sequoia Mortgage Trust 2015-2, Floating Rate Note, 5/25/45 (144A)                        23,112
           102,190          3.50    Sequoia Mortgage Trust 2015-3, Floating Rate Note, 7/25/45 (144A)                       103,747
            95,265          3.72    Sequoia Mortgage Trust 2015-3, Floating Rate Note, 7/25/45 (144A)                        90,790
            25,722          3.72    Sequoia Mortgage Trust 2015-3, Floating Rate Note, 7/25/45 (144A)                        24,145
           126,734          3.84    Sequoia Mortgage Trust 2016-1, Floating Rate Note, 6/25/46 (144A)                       125,673
            98,128          3.50    Sequoia Mortgage Trust 2017-2, Floating Rate Note, 3/25/47 (144A)                       100,392
            98,128          3.50    Sequoia Mortgage Trust 2017-2, Floating Rate Note, 3/25/47 (144A)                        98,086
            34,286                  Sequoia Mortgage Trust 2017-3 Series 2017-3 Cl A19, 3.50%, 4/25/47 (144A)                34,273
            60,000                  Sequoia Mortgage Trust 2017-4 Series 2017-4 Cl A1, 3.50%, 7/25/47 (144A)                 61,359
            60,733          3.50    Shellpoint Co-Originator Trust 2016-1, Floating Rate Note, 11/25/46 (144A)               61,296
            74,079                  Shellpoint Co-Originator Trust 2017-1 Series 2017-1 Cl A19, 3.50%, 4/25/47, (144A)       74,480
            65,000          3.50    Towd Point Mortgage Trust 2016-1 REMICS, Floating Rate Note, 2/25/55 (144A)              62,960
            60,000          3.00    Towd Point Mortgage Trust 2016-4, Floating Rate Note, 7/25/56 (144A)                     59,816
            25,000          6.03    Wachovia Bank Commercial Mortgage Trust Series 2006-C25, Floating Rate Note, 5/15/43     24,954
            50,000                  Wells Fargo Commercial Mortgage Trust 2014-LC16 REMICS, 2.819%, 8/15/50                  50,768
            50,000                  Wells Fargo Commercial Mortgage Trust 2014-LC16 REMICS, 3.477%, 8/15/50                  52,219
            23,866          3.76    WinWater Mortgage Loan Trust 2015-4, Floating Rate Note, 6/20/45 (144A)                  22,340
                                                                                                                        $ 5,921,851
                                                                                                                        -----------
                                    Total Banks                                                                         $ 5,921,851
                                                                                                                        -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

       Principal        Floating
      Amount ($) (m)    Rate (b)                                                                                              Value
                                    Government - 0.5%
                                    Government - 0.5%
             8,758                  Federal National Mortgage Association REMICS, 4.5%, 6/25/29                         $     9,313
            25,000          5.05    FREMF Mortgage Trust 2011-K703, Floating Rate Note, 7/25/44 (144A)                       25,568
           100,000          3.94    FREMF Mortgage Trust Class B, Floating Rate Note, 6/25/47 (144A)                        102,778
            23,847                  Government National Mortgage Association, 3.0%, 4/20/41                                  24,322
            51,313                  Government National Mortgage Association, 4.5%, 9/20/39                                  55,300
                                                                                                                        -----------
                                                                                                                        $   217,281
                                                                                                                        -----------
                                    Total Government                                                                    $   217,281
                                                                                                                        -----------
                                    TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                    (Cost $6,146,021)                                                                   $ 6,139,132
                                                                                                                        -----------
                                    CORPORATE BONDS - 37.2%
                                    Energy - 7.4%
                                    Oil & Gas Drilling - 0.3%
            90,000                  Rowan Companies, Inc., 4.75%, 1/15/24                                               $    76,500
            58,000                  Rowan Companies, Inc., 5.85%, 1/15/44                                                    43,065
                                                                                                                        -----------
                                                                                                                        $   119,565
                                                                                                                        -----------
                                    Integrated Oil & Gas - 0.4%
            25,000                  Petrobras Global Finance BV, 6.125%, 1/17/22                                        $    25,788
            35,000                  Petrobras Global Finance BV, 7.375%, 1/17/27                                             37,030
           115,000                  Petroleos Mexicanos, 3.5%, 1/30/23                                                      110,228
MXN         95,000                  Petroleos Mexicanos, 7.19%, 9/12/24 (144A)                                                4,738
                                                                                                                        -----------
                                                                                                                        $   177,784
                                                                                                                        -----------
                                    Oil & Gas Exploration & Production - 2.0%
           100,000                  Antero Resources Corp., 5.625%, 6/1/23                                              $   101,250
            82,000                  Canadian Natural Resources, Ltd., 6.25%, 3/15/38                                         95,573
            35,000                  Canadian Natural Resources, Ltd., 6.75%, 2/1/39                                          41,704
            15,000                  Continental Resources Series WI, 4.50%, 4/15/23                                          14,325
            65,000                  Denbury Resources, Inc., 4.625%, 7/15/23                                                 34,450
            25,000                  Denbury Resources, Inc., 5.5%, 5/1/22                                                    14,000
           200,000                  Gazprom OAO Via Gaz Capital SA, 4.95%, 7/19/22 (144A)                                   206,878
            65,000                  Hilcorp Energy I LP, 5.75%, 10/1/25 (144A)                                               61,262
            25,000                  MEG Energy Corp., 6.5%, 1/15/25 (144A)                                                   22,750
            75,000                  Newfield Exploration Co., 5.625%, 7/1/24                                                 78,188
            32,000                  Noble Energy, Inc., 5.625%, 5/1/21                                                       32,917
            60,000                  Oasis Petroleum, Inc., 6.875%, 3/15/22                                                   58,200
            50,000                  PDC Energy, Inc., 7.75%, 10/15/22                                                        51,875
            45,000                  Sanchez Energy Corp., 7.75%, 6/15/21                                                     40,725
            60,000                  Whiting Petroleum Corp., 5.75%, 3/15/21                                                  56,400
                                                                                                                        -----------
                                                                                                                        $   910,497
                                                                                                                        -----------
                                    Oil & Gas Refining & Marketing - 0.7%
           134,000                  Calumet Specialty Products Partners LP, 6.5%, 4/15/21                               $   115,910
            84,000                  EnLink Midstream Partners LP, 4.4%, 4/1/24                                               85,277
            65,000                  Tesoro Corp., 5.375%, 10/1/22                                                            67,275
            35,000                  Valero Energy Corp., 6.625%, 6/15/37                                                     43,228
                                                                                                                        -----------
                                                                                                                        $   311,690
                                                                                                                        -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/17 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

       Principal        Floating
      Amount ($) (m)    Rate (b)                                                                                              Value
                                    Oil & Gas Storage & Transportation - 4.0%
            75,000                  Blue Racer Midstream LLC, 6.125%, 11/15/22 (144A)                                   $    75,562
           125,000                  Boardwalk Pipelines LP, 4.95%, 12/15/24                                                 132,423
            25,000                  Boardwalk Pipelines LP, 5.95%, 6/1/26                                                    27,838
            73,000                  DCP Midstream Operating LP, 9.75%, 3/15/19 (144A)                                        81,578
            75,000                  Enable Midstream Partners., 3.90%, 5/15/24                                               74,376
           105,000                  Enbridge Energy Partners LP, 7.375%, 10/15/45                                           133,720
            30,000                  Energy Transfer Equity LP, 5.875%, 1/15/24                                               31,800
            56,000          4.88    Enterprise Products Operating LLC, Floating Rate Note, 8/1/66                            56,210
           100,000                  Genesis Energy LP, 6.75%, 8/1/22                                                        100,250
           125,000                  Kinder Morgan, Inc. Delaware, 5.05%, 2/15/46                                            125,526
            25,000                  Kinder Morgan, Inc. Delaware, 5.3%, 12/1/34                                              25,741
            60,000                  Kinder Morgan, Inc. Delaware, 5.55%, 6/1/45                                              63,584
           135,000                  MPLX LP, 4.875%, 12/1/24                                                                143,932
            90,000                  ONEOK, Inc., 7.5%, 9/1/23                                                               107,325
           165,000                  Plains All American Pipeline LP, 4.65%, 10/15/25                                        169,123
            15,000                  Sabine Pass Liquefaction LLC, 5.625%, 3/1/25                                             16,546
           100,000                  Sabine Pass Liquefaction LLC, 5.75%, 5/15/24                                            111,351
            35,000                  Spectra Energy Capital LLC, 6.75%, 7/15/18                                               36,542
            19,000                  Sunoco Logistics Partners Operations LP, 6.1%, 2/15/42                                   19,964
            45,000                  Targa Resources Partners LP, 4.125%, 11/15/19                                            45,506
            95,000                  The Williams Companies, Inc., 7.5%, 1/15/31                                             112,575
           130,000                  Williams Partners LP, 5.1%, 9/15/45                                                     134,680
                                                                                                                        -----------
                                                                                                                        $ 1,826,152
                                                                                                                        -----------
                                    Total Energy                                                                        $ 3,345,688
                                                                                                                        -----------
                                    Materials - 1.1%
                                    Commodity Chemicals - 0.1%
            15,000                  NOVA Chemicals Corp., 4.875%, 6/1/24 (144A)                                         $    14,944
            35,000                  NOVA Chemicals Corp., 5.00%, 5/1/25 (144A)                                               34,825
                                                                                                                        -----------
                                                                                                                        $    49,769
                                                                                                                        -----------
                                    Diversified Chemicals - 0.1%
            50,000                  CF Industries, Inc., 3.45%, 6/1/23                                                  $    47,250
                                                                                                                        -----------
                                    Fertilizers & Agricultural Chemicals - 0.5%
           195,000                  Agrium, Inc., 5.25%, 1/15/45                                                        $   221,375
                                                                                                                        -----------
                                    Paper Packaging - 0.2%
            70,000                  International Paper Co., 4.80%, 6/15/44                                             $    74,719
            16,000                  International Paper Co., 6.0%, 11/15/41                                                  19,512
                                                                                                                        -----------
                                                                                                                        $    94,231
                                                                                                                        -----------
                                    Diversified Metals & Mining - 0.1%
            40,000                  Rain Cii Carbon LLC, 7.25%, 4/1/25 (144A)                                           $    41,300
                                                                                                                        -----------
                                    Copper - 0.1%
            50,000                  Freeport-McMoRan, Inc., 3.875%, 3/15/23                                             $    46,500
                                                                                                                        -----------
                                    Total Materials                                                                     $   500,425
                                                                                                                        -----------
                                    Capital Goods - 2.0%
                                    Aerospace & Defense - 0.9%
            50,000                  Embraer Netherlands Finance BV, 5.4%, 2/1/27                                        $    52,250
           100,000                  Meccanica Holdings USA, Inc., 6.25%, 1/15/40 (144A)                                     112,000

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

       Principal        Floating
      Amount ($) (m)    Rate (b)                                                                                              Value
                                    Aerospace & Defense - (continued)
           120,000                  Rockwell Collins Inc., 3.20%, 3/15/24                                               $   121,638
           100,000                  Triumph Group, Inc., 5.25%, 6/1/22                                                       99,375
                                                                                                                        -----------
                                                                                                                        $   385,263
                                                                                                                        -----------
                                    Building Products - 0.6%
            50,000                  Masco Corp., 4.375%, 4/1/26                                                         $    53,335
            19,000                  Masco Corp., 5.95%, 3/15/22                                                              21,448
            50,000                  Owens Corning, 3.4%, 8/15/26                                                             49,255
            75,000                  Owens Corning, 4.2%, 12/1/24                                                             78,531
            60,000                  Standard Industries, Inc., 5.375%, 11/15/24 (144A)                                       63,225
                                                                                                                        -----------
                                                                                                                        $   265,794
                                                                                                                        -----------
                                    Construction & Farm Machinery & Heavy Trucks - 0.2%
           100,000                  Meritor, Inc., 6.25%, 2/15/24                                                       $   104,250
                                                                                                                        -----------
                                    Industrial Machinery - 0.3%
            60,000                  Apex Tool Group LLC, 7.0%, 2/1/21 (144A)                                            $    55,800
            75,000                  Cleaver-Brooks, Inc., 8.75%, 12/15/19 (144A)                                             77,344
                                                                                                                        -----------
                                                                                                                        $   133,144
                                                                                                                        -----------
                                    Total Capital Goods                                                                 $   888,451
                                                                                                                        -----------
                                    Commercial Services & Supplies - 0.3%
                                    Commercial Printing - 0.1%
            65,000                  Cenveo Corp., 6.0%, 8/1/19 (144A)                                                   $    54,925
                                                                                                                        -----------
                                    Research & Consulting Services - 0.2%
            61,000                  Verisk Analytics, Inc., 5.5%, 6/15/45                                               $    67,771
                                                                                                                        -----------
                                    Total Commercial Services & Supplies                                                $   122,696
                                                                                                                        -----------
                                    Transportation - 0.8%
                                    Airlines - 0.8%
            36,556                  Air Canada 2013-1 Class B Pass Through Trust, 5.375%, 11/15/22 (144A)               $    38,429
            14,266                  Delta Air Lines 2010-2 Class A Pass Through Trust, 4.95%, 5/23/19                        14,819
            25,000                  Delta Air Lines Inc., 2.875%, 3/13/20                                                    25,327
           182,872                  Guanay Finance, Ltd., 6.0%, 12/15/20 (144A)                                             187,352
            92,654                  Latam Airlines 2015-1 Pass Through Trust A, 4.2%, 8/15/29                                91,897
                                                                                                                        -----------
                                                                                                                        $   357,824
                                                                                                                        -----------
                                    Total Transportation                                                                $   357,824
                                                                                                                        -----------
                                    Automobiles & Components - 0.6%
                                    Auto Parts & Equipment - 0.0%+
            25,000                  TI Group Automotive Systems LLC, 8.75%, 7/15/23 (144A)                              $    26,438
                                                                                                                        -----------
                                    Automobile Manufacturers - 0.6%
           120,000                  Ford Motor Co., 4.346%, 12/8/26                                                     $   123,533
           115,000                  General Motors Co., 6.6%, 4/1/36                                                        133,241
                                                                                                                        -----------
                                                                                                                        $   256,774
                                                                                                                        -----------
                                    Total Automobiles & Components                                                      $   283,212
                                                                                                                        -----------
                                    Consumer Durables & Apparel - 0.9%
                                    Homebuilding - 0.6%
            40,000                  DR Horton, Inc., 5.75%, 8/15/23                                                     $    45,378
            65,000                  KB Home, 7.5%, 9/15/22                                                                   73,369
           100,000                  Lennar Corp., 4.5%, 6/15/19                                                             103,375

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/17 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

       Principal        Floating
      Amount ($) (m)    Rate (b)                                                                                              Value
                                    Homebuilding - (continued)
            15,000                  MDC Holdings, Inc., 5.5%, 1/15/24                                                   $    15,862
            20,000                  Meritage Homes Corp., 7.0%, 4/1/22                                                       22,750
            20,000                  Toll Brothers Finance Corp., 4.875%, 11/15/25                                            20,750
                                                                                                                        -----------
                                                                                                                        $   281,484
                                                                                                                        -----------
                                    Housewares & Specialties - 0.3%
           100,000                  Controladora Mabe SA de CV, 7.875%, 10/28/19 (144A)                                 $   109,300
                                                                                                                        -----------
                                    Total Consumer Durables & Apparel                                                   $   390,784
                                                                                                                        -----------
                                    Consumer Services - 0.8%
                                    Casinos & Gaming - 0.2%
               598                  Mashantucket Western Pequot Tribe, 6.5%, 7/1/36 (1.0% cash, 5.50% PIK) (PIK) (e)    $         7
            80,000                  Scientific Games International, Inc., 10.0%, 12/1/22                                     87,700
                                                                                                                        -----------
                                                                                                                        $    87,707
                                                                                                                        -----------
                                    Hotels, Resorts & Cruise Lines - 0.1%
            40,000                  NCL Corp, Ltd., 4.625%, 11/15/20 (144A)                                             $    41,063
                                                                                                                        -----------
                                    Leisure Facilities - 0.2%
EUR        100,000                  Cirsa Funding Luxembourg SA, 5.875%, 5/15/23                                        $   119,897
                                                                                                                        -----------
                                    Education Services - 0.3%
            25,000                  Massachusetts Institute of Technology, 5.6%, 7/1/11                                 $    32,657
            50,000                  President & Fellows of Harvard College, 2.3%, 10/1/23                                    49,719
            25,000                  Tufts University, 5.017%, 4/15/12                                                        25,707
            25,000                  William Marsh Rice University, 4.626%, 5/15/63                                           28,537
                                                                                                                        -----------
                                                                                                                        $   136,620
                                                                                                                        -----------
                                    Total Consumer Services                                                             $   385,287
                                                                                                                        -----------
                                    Media - 1.2%
                                    Cable & Satellite - 1.2%
           125,000                  Charter Communications Operating LLC, 6.384%, 10/23/35                              $   148,169
           125,000                  Cox Communications Inc., 3.35%, 9/15/26 (144A)                                          122,743
           200,000                  CSC Holdings LLC, 5.5%, 4/15/27 (144A)                                                  211,500
            30,000                  Sirius XM Radio, Inc., 5.375%, 7/15/26 (144A)                                            31,050
            25,000                  Time Warner Cable LLC, 6.55%, 5/1/37                                                     29,853
                                                                                                                        -----------
                                                                                                                        $   543,315
                                                                                                                        -----------
                                    Total Media                                                                         $   543,315
                                                                                                                        -----------
                                    Retailing - 0.4%
                                    Internet Retail - 0.3%
            25,000                  Expedia, Inc., 4.5%, 8/15/24                                                        $    26,309
            95,000                  Expedia, Inc., 5.95%, 8/15/20                                                           103,815
                                                                                                                        -----------
                                                                                                                        $   130,124
                                                                                                                        -----------
                                    Department Stores - 0.1%
            42,000                  PetSmart, Inc., 7.125%, 3/15/23 (144A)                                              $    37,380
                                                                                                                        -----------
                                    Total Retailing                                                                     $   167,504
                                                                                                                        -----------
                                    Food & Staples Retailing - 0.5%
                                    Drug Retail - 0.3%
            37,053                  CVS Pass-Through Trust, 5.773%, 1/10/33 (144A)                                      $    42,104
            67,772                  CVS Pass-Through Trust, 6.036%, 12/10/28                                                 76,450
                                                                                                                        -----------
                                                                                                                        $   118,554
                                                                                                                        -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

       Principal        Floating
      Amount ($) (m)    Rate (b)                                                                                              Value
                                    Food Retail - 0.2%
           119,000                  C&S Group Enterprises LLC, 5.375%, 7/15/22 (144A)                                   $   117,215
                                                                                                                        -----------
                                    Total Food & Staples Retailing                                                      $   235,769
                                                                                                                        -----------
                                    Food, Beverage & Tobacco - 1.0%
                                    Packaged Foods & Meats - 0.7%
            70,000                  JBS USA LUX SA, 5.75%, 6/15/25 (144A)                                               $    65,800
           200,000                  Minerva Luxembourg SA, 7.75%, 1/31/23 (144A)                                            209,250
            30,000                  Post Holdings, Inc., 5.0%, 8/15/26 (144A)                                                29,925
                                                                                                                        -----------
                                                                                                                        $   304,975
                                                                                                                        -----------
                                    Tobacco - 0.3%
            35,000                  Alliance One International Inc., 8.5%, 4/15/21                                      $    36,488
            25,000                  Alliance One International, Inc., 9.875%, 7/15/21                                        21,750
           100,000                  Reynolds American, Inc., 4.45%, 6/12/25                                                 107,135
                                                                                                                        -----------
                                                                                                                        $   165,373
                                                                                                                        -----------
                                    Total Food, Beverage & Tobacco                                                      $   470,348
                                                                                                                        -----------
                                    Health Care Equipment & Services - 1.8%
                                    Health Care Supplies - 0.2%
            75,000                  Fresenius US Finance II, Inc., 4.5%, 1/15/23 (144A)                                 $    78,750
                                                                                                                        -----------
                                    Health Care Distributors - 0.2%
            78,000                  Cardinal Health Inc., 3.079%, 6/15/24                                               $    78,188
                                                                                                                        -----------
                                    Health Care Services - 0.4%
            50,000                  MEDNAX, Inc., 5.25%, 12/1/23 (144A)                                                 $    51,500
           124,000                  Universal Hospital Services, Inc., 7.625%, 8/15/20                                      126,015
                                                                                                                        -----------
                                                                                                                        $   177,515
                                                                                                                        -----------
                                    Health Care Facilities - 0.5%
            25,000                  CHS, 6.875%, 2/1/22                                                                 $    21,844
            25,000                  HCA, Inc., 5.875%, 5/1/23                                                                27,219
            25,000                  Kindred Healthcare Inc., 6.375%, 4/15/22                                                 24,625
            50,000                  Kindred Healthcare, Inc., 8.0%, 1/15/20                                                  52,500
            50,000                  NYU Hospitals Center, 4.428%, 7/1/42                                                     51,508
            35,000                  RegionalCare Hospital Partners Holdings, Inc., 8.25%, 5/1/23 (144A)                      37,538
                                                                                                                        -----------
                                                                                                                        $   215,234
                                                                                                                        -----------
                                    Managed Health Care - 0.5%
            30,000                  Centene Corp., 4.75%, 5/15/22                                                       $    31,312
            40,000                  Centene Corp., 5.625%, 2/15/21                                                           41,700
            25,000                  Centene Corp., 6.125%, 2/15/24                                                           27,030
            35,000                  Humana Inc., 3.95%, 3/15/27                                                              36,475
           115,000                  Molina Healthcare, Inc., 5.375%, 11/15/22                                               121,756
                                                                                                                        -----------
                                                                                                                        $   258,273
                                                                                                                        -----------
                                    Total Health Care Equipment & Services                                              $   807,960
                                                                                                                        -----------
                                    Pharmaceuticals, Biotechnology & Life Sciences - 1.1%
                                    Biotechnology - 0.5%
            25,000                  AbbVie, Inc., 2.85%, 5/14/23                                                        $    24,944
            85,000                  AbbVie, Inc., 3.2%, 5/14/26                                                              83,996
           100,000                  Biogen, Inc., 4.05%, 9/15/25                                                            105,579
                                                                                                                        -----------
                                                                                                                        $   214,519
                                                                                                                        -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/17 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

       Principal        Floating
      Amount ($) (m)    Rate (b)                                                                                              Value
                                    Pharmaceuticals - 0.6%
            71,000                  Endo Finance LLC, 5.375%, 1/15/23 (144A)                                            $    59,285
            25,000                  Endo Finance LLC, 5.75%, 1/15/22 (144A)                                                  22,495
           110,000                  Mylan NV, 3.95%, 6/15/26                                                                111,456
EUR        105,000                  Valeant Pharmaceuticals, 4.50%, 5/15/23 (144A)                                           98,319
                                                                                                                        -----------
                                                                                                                        $   291,555
                                                                                                                        -----------
                                    Total Pharmaceuticals, Biotechnology & Life Sciences                                $   506,074
                                                                                                                        -----------
                                    Banks - 5.0%
                                    Diversified Banks - 5.0%
INR      2,020,000                  Asian Development Bank, 5.90%, 12/20/22                                             $    31,203
INR      3,150,000                  Asian Development Bank, 6.2%, 10/6/26                                                    49,813
INR      2,460,000                  Asian Development Bank, 6.45%, 8/8/21                                                    38,773
           100,000          7.38    Banco Continental SA via Continental Trustees Cayman, Ltd., Floating Rate Note,
                                    10/7/40 (144A)                                                                          110,500
            65,000          6.88    Banco de Credito del Peru Panama, Floating Rate Note, 9/16/26 (144A)                     73,612
           200,000                  Barclays Plc, 4.375%, 1/12/26                                                           207,823
            75,000                  BBVA Bancomer SA Texas, 4.375%, 4/10/24 (144A)                                           77,850
           200,000          7.62    BNP Paribas SA, Floating Rate Note, (Perpetual) (144A)                                  220,000
            25,000          5.90    Citigroup, Inc., Floating Rate Note, (Perpetual)                                         26,756
           144,000          6.25    Citigroup, Inc., Floating Rate Note, (Perpetual)                                        159,750
           125,000                  Credit Suisse Group Funding Guernsey, Ltd., 3.8%, 9/15/22                               129,873
           200,000                  Finansbank AS, 4.875%, 5/19/22 (144A)                                                   197,976
INR      1,150,000                  Inter-American Development Bank, 6.0%, 9/5/17                                            17,768
NZD        380,000                  International Bank for Reconstruction & Development, 3.5%, 1/22/21                      283,433
NZD         75,000                  International Bank for Reconstruction & Development, 4.625%, 10/6/21                     58,203
INR      2,150,000                  International Bank for Reconstruction & Development, 5.75%, 10/28/19                     33,313
            49,000                  JPMorgan Chase & Co., 5.625%, 8/16/43                                                    58,868
           200,000                  Nordea Bank AB, 4.25%, 9/21/22 (144A)                                                   212,094
           200,000          8.62    Royal Bank of Scotland Group Plc, Floating Rate Note, (Perpetual)                       218,000
            75,000          4.50    Scotiabank Peru SAA, Floating Rate Note, 12/13/27 (144A)                                 76,864
                                                                                                                        -----------
                                                                                                                        $ 2,282,472
                                                                                                                        -----------
                                    Total Banks                                                                         $ 2,282,472
                                                                                                                        -----------
                                    Diversified Financials - 4.5%
                                    Other Diversified Financial Services - 0.8%
INR        300,000                  European Bank for Reconstruction & Development, 6.00%, 5/4/20                       $     4,709
IDR  1,230,000,000                  European Bank for Reconstruction & Development, 7.375%, 4/15/19                          94,252
IDR  2,300,000,000                  European Investment Bank, 7.2%, 7/9/19 (144A)                                           175,104
NZD        100,000                  JPMorgan Chase & Co., 4.25%, 11/2/18                                                     74,376
                                                                                                                        -----------
                                                                                                                        $   348,441
                                                                                                                        -----------
                                    Specialized Finance - 1.2%
            71,000                  Cantor Fitzgerald LP, 7.875%, 10/15/19 (144A)                                       $    78,175
           200,000                  Fly Leasing, Ltd., 6.375%, 10/15/21                                                     209,750
           200,000                  Massmutual Global Funding, 2.75%, 6/22/24 (144A)                                        198,522
            35,000                  Nationstar Mortgage LLC, 6.5%, 6/1/22                                                    35,962
                                                                                                                        -----------
                                                                                                                        $   522,409
                                                                                                                        -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

       Principal        Floating
      Amount ($) (m)    Rate (b)                                                                                              Value
                                    Consumer Finance - 1.4%
            50,000                  Ally Financial, Inc., 4.625%, 5/19/22                                               $    52,000
            38,000                  Ally Financial, Inc., 5.75%, 11/20/25                                                    39,995
           155,000                  Capital One Financial Corp., 3.75%, 7/28/26                                             151,253
INR     20,010,000                  International Finance Corp., 6.3%, 11/25/24                                             313,989
INR      5,700,000                  International Finance Corp., 8.25%, 6/10/21                                              95,224
                                                                                                                        -----------
                                                                                                                        $   652,461
                                                                                                                        -----------
                                    Asset Management & Custody Banks - 0.4%
            90,000                  Blackstone Holdings Finance Co. LLC, 6.25%, 8/15/42 (144A)                          $   112,104
            65,000                  Legg Mason, Inc., 4.75%, 3/15/26                                                         68,679
                                                                                                                        -----------
                                                                                                                        $   180,783
                                                                                                                        -----------
                                    Investment Banking & Brokerage - 0.3%
           135,000                  Morgan Stanley, 4.1%, 5/22/23                                                       $   140,935
                                                                                                                        -----------
                                    Diversified Capital Markets - 0.4%
           175,000                  Macquarie Group, Ltd., 6.0%, 1/14/20 (144A)                                         $   190,109
                                                                                                                        -----------
                                    Total Diversified Financials                                                        $ 2,035,138
                                                                                                                        -----------
                                    Insurance - 1.8%
                                    Insurance Brokers - 0.3%
           110,000                  Brown & Brown, Inc., 4.2%, 9/15/24                                                  $   115,396
                                                                                                                        -----------
                                    Life & Health Insurance - 0.6%
           110,000          5.88    Prudential Financial, Inc., Floating Rate Note, 9/15/42                             $   122,562
            12,000                  Teachers Insurance & Annuity Association of America, 6.85%, 12/16/39 (144A)              16,432
            60,000                  Teachers Insurance & Annuity Association of America, 4.27%, 5/15/47 (144A)               61,423
            60,000                  Teachers Insurance & Annuity Association of America, 4.90%, 9/15/44 (144A)               67,157
                                                                                                                        -----------
                                                                                                                        $   267,574
                                                                                                                        -----------
                                    Multi-line Insurance - 0.7%
            85,000                  AXA SA, 8.6%, 12/15/30                                                              $   119,850
           200,000                  Liberty Mutual Group, Inc., 4.85%, 8/1/44 (144A)                                        214,582
                                                                                                                        -----------
                                                                                                                        $   334,432
                                                                                                                        -----------
                                    Property & Casualty Insurance - 0.1%
            55,000                  Delphi Financial Group, Inc., 7.875%, 1/31/20                                       $    61,750
                                                                                                                        -----------
                                    Reinsurance - 0.1%
            40,000                  Lorenz Re, Ltd., Variable Rate Notes, 3/31/18 (d) (f)                               $       232
            40,000                  Lorenz Re, Ltd., Variable Rate Notes, 3/31/19 (d) (f)                                     2,240
            40,000                  Lorenz Re, Ltd., Variable Rate Notes, 3/31/20 (d) (f)                                    40,804
                                                                                                                        -----------
                                                                                                                        $    43,276
                                                                                                                        -----------
                                    Total Insurance                                                                     $   822,428
                                                                                                                        -----------
                                    Technology Hardware & Equipment - 1.2%
                                    Communications Equipment - 0.1%
            50,000                  Brocade Communications Systems, Inc., 4.625%, 1/15/23                               $    51,438
                                                                                                                        -----------
                                    Technology Hardware, Storage & Peripherals - 0.3%
            80,000                  NCR Corp., 5.0%, 7/15/22                                                            $    81,600
            30,000                  NCR Corp., 6.375%, 12/15/23                                                              32,212
                                                                                                                        -----------
                                                                                                                        $   113,812
                                                                                                                        -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/17 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

       Principal        Floating
      Amount ($) (m)    Rate (b)                                                                                              Value
                                    Electronic Components - 0.5%
           115,000                  Amphenol Corp., 3.20%, 4/1/24                                                       $   116,172
EUR        100,000                  Belden, Inc., 5.5%, 4/15/23                                                             120,552
                                                                                                                        -----------
                                                                                                                        $   236,724
                                                                                                                        -----------
                                    Electronic Manufacturing Services - 0.3%
            25,000                  Flex, Ltd., 4.75%, 6/15/25                                                          $    26,555
           100,000                  Flex, Ltd., 5.0%, 2/15/23                                                               109,338
                                                                                                                        -----------
                                                                                                                        $   135,893
                                                                                                                        -----------
                                    Total Technology Hardware & Equipment                                               $   537,867
                                                                                                                        -----------
                                    Semiconductors & Semiconductor Equipment - 0.2%
                                    Semiconductors - 0.2%
            60,000                  Broadcom Corp., 3.625%, 1/15/24 (144A)                                              $    61,380
            20,000                  Micron Technology, Inc., 5.25%, 8/1/23 (144A)                                            20,770
                                                                                                                        -----------
                                                                                                                        $    82,150
                                                                                                                        -----------
                                    Total Semiconductors & Semiconductor Equipment                                      $    82,150
                                                                                                                        -----------
                                    Telecommunication Services - 0.9%
                                    Integrated Telecommunication Services - 0.7%
            21,000                  CenturyLink, Inc., 6.45%, 6/15/21                                                   $    22,680
            50,000                  CenturyLink, Inc., 7.6%, 9/15/39                                                         46,500
            17,000                  Frontier Communications Corp., 8.5%, 4/15/20                                             17,871
           100,000                  GTP Acquisition Partners I LLC, 2.35%, 6/15/45 (144A)                                    98,871
            75,000                  Telefonica Emisiones SAU, 6.221%, 7/3/17                                                 75,000
            25,000                  Unison Ground Lease Funding LLC, 2.981%, 3/16/43 (144A)                                  24,509
            35,000                  Windstream Services LLC, 6.375%, 8/1/23                                                  28,897
                                                                                                                        -----------
                                                                                                                        $   314,328
                                                                                                                        -----------
                                    Wireless Telecommunication Services - 0.2%
            25,000                  Crown Castle Towers LLC, 3.222%, 5/15/22 (144A)                                     $    25,608
            50,000                  Sprint Corp., 7.25%, 9/15/21                                                             55,562
                                                                                                                        -----------
                                                                                                                        $    81,170
                                                                                                                        -----------
                                    Total Telecommunication Services                                                    $   395,498
                                                                                                                        -----------
                                    Utilities - 2.3%
                                    Electric Utilities - 1.9%
EUR        100,000                  ContourGlobal Power Holdings SA, 5.125%, 6/15/21 (144A)                             $   120,182
           125,000                  Electricite de France SA, 6.0%, 1/22/14 (144A)                                          137,563
           100,000          5.25    Electricite de France SA, Floating Rate Note (Perpetual) (144A)                         102,600
            65,000                  Iberdrola International BV, 6.75%, 7/15/36                                               84,601
           105,000                  Nextera Energy Capital, 3.55%, 5/1/27                                                   106,668
           100,000          6.25    Southern California Edison Co., Floating Rate Note (Perpetual)                          110,759
            70,000                  Talen Energy Supply LLC, 6.5%, 6/1/25                                                    49,350
            40,000                  TerraForm Power, 9.75%, 8/15/22 (144A)                                                   44,800
            83,000                  West Penn Power Co., 5.95%, 12/15/17 (144A)                                              84,488
                                                                                                                        -----------
                                                                                                                        $   841,011
                                                                                                                        -----------
                                    Gas Utilities - 0.0%+
            16,000                  DCP Midstream Operating LP, 5.6%, 4/1/44                                            $    15,080
                                                                                                                        -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

       Principal        Floating
      Amount ($) (m)    Rate (b)                                                                                              Value
                                    Multi-Utilities - 0.1%
            45,058                  Ormat Funding Corp., 8.25%, 12/30/20                                                $    45,058
                                                                                                                        -----------
                                    Independent Power Producers & Energy Traders - 0.3%
            67,421                  Alta Wind Holdings LLC, 7.0%, 6/30/35 (144A)                                        $    76,398
            40,000                  NRG Energy, Inc., 6.625%, 1/15/27                                                        40,050
            25,000                  NRG Energy, Inc., 7.25%, 5/15/26                                                         25,875
            12,000                  NRG Energy, Inc., 7.875%, 5/15/21                                                        12,390
                                                                                                                        -----------
                                                                                                                        $   154,713
                                                                                                                        -----------
                                    Total Utilities                                                                     $ 1,055,862
                                                                                                                        -----------
                                    Real Estate - 1.4%
                                    Diversified REIT - 0.3%
            25,000                  Duke Realty LP, 3.25%, 6/30/26                                                      $    24,550
            95,000                  Essex Portfolio LP, 3.625%, 5/1/27                                                       94,766
                                                                                                                        -----------
                                                                                                                        $   119,316
                                                                                                                        -----------
                                    Office REIT - 0.4%
            75,000                  Alexandria Real Estate Equities, Inc., 2.75%, 1/15/20                               $    75,515
            25,000                  Alexandria Real Estate Equities, Inc., 3.95%, 1/15/27                                    25,462
            20,000                  Alexandria Real Estate Equities, Inc., 4.6%, 4/1/22                                      21,372
            70,000                  Highwoods Realty LP, 3.625%, 1/15/23                                                     70,772
                                                                                                                        -----------
                                                                                                                        $   193,121
                                                                                                                        -----------
                                    Health Care REIT - 0.3%
            75,000                  Healthcare Trust of America Holdings LP, 3.5%, 8/1/26                               $    73,341
            55,000                  Healthcare Trust of America Holdings LP, 3.75%, 7/1/27                                   54,365
                                                                                                                        -----------
                                                                                                                        $   127,706
                                                                                                                        -----------
                                    Residential REIT - 0.2%
           115,000                  UDR, Inc., 4.0%, 10/1/25                                                            $   118,931
                                                                                                                        -----------
                                    Specialized REIT - 0.2%
            75,000                  Equinix, Inc., 5.75%, 1/1/25                                                        $    80,719
                                                                                                                        -----------
                                    Total Real Estate                                                                   $   639,793
                                                                                                                        -----------
                                    TOTAL CORPORATE BONDS
                                    (Cost $16,061,894)                                                                  $16,856,545
                                                                                                                        -----------
                                    U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 26.9%
            87,581                  Fannie Mae, 3.0%, 1/1/47                                                            $    87,950
            38,356                  Fannie Mae, 3.0%, 10/1/30                                                                39,413
           110,371                  Fannie Mae, 3.0%, 10/1/46                                                               110,300
           115,682                  Fannie Mae, 3.0%, 11/1/46                                                               115,607
            29,794                  Fannie Mae, 3.0%, 3/1/47                                                                 29,775
            62,210                  Fannie Mae, 3.0%, 5/1/31                                                                 64,015
           120,238                  Fannie Mae, 3.0%, 5/1/43                                                                120,735
            22,006                  Fannie Mae, 3.0%, 5/1/46                                                                 22,068
            75,000                  Fannie Mae, 3.0%, 7/13/17 (TBA)                                                          74,899
            57,434                  Fannie Mae, 3.0%, 9/1/46                                                                 57,397
            70,218                  Fannie Mae, 3.5%, 1/1/46                                                                 72,163
            29,284                  Fannie Mae, 3.5%, 1/1/47                                                                 30,095
           127,726                  Fannie Mae, 3.5%, 1/1/47                                                                131,530
            74,435                  Fannie Mae, 3.5%, 1/1/47                                                                 76,497
            73,513                  Fannie Mae, 3.5%, 1/1/47                                                                 75,936

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/17 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

       Principal        Floating
      Amount ($) (m)    Rate (b)                                                                                              Value
                                    U.S. GOVERNMENT AND AGENCY OBLIGATIONS - (continued)
            24,650                  Fannie Mae, 3.5%, 10/1/46                                                           $    25,383
            24,706                  Fannie Mae, 3.5%, 10/1/46                                                                25,391
            54,737                  Fannie Mae, 3.5%, 12/1/25                                                                56,987
            83,794                  Fannie Mae, 3.5%, 12/1/25                                                                87,239
            31,355                  Fannie Mae, 3.5%, 12/1/42                                                                32,381
            48,637                  Fannie Mae, 3.5%, 12/1/46                                                                49,984
            93,294                  Fannie Mae, 3.5%, 2/1/44                                                                 95,934
            64,368                  Fannie Mae, 3.5%, 2/1/45                                                                 66,464
            40,410                  Fannie Mae, 3.5%, 2/1/46                                                                 41,530
            22,561                  Fannie Mae, 3.5%, 3/1/46                                                                 23,186
            51,226                  Fannie Mae, 3.5%, 4/1/46                                                                 52,645
            45,328                  Fannie Mae, 3.5%, 5/1/46                                                                 46,820
            84,871                  Fannie Mae, 3.5%, 5/1/47                                                                 87,222
            79,521                  Fannie Mae, 3.5%, 5/1/47                                                                 81,724
            65,617                  Fannie Mae, 3.5%, 6/1/42                                                                 67,768
            80,632                  Fannie Mae, 3.5%, 6/1/45                                                                 83,019
           138,320                  Fannie Mae, 3.5%, 7/1/46                                                                142,151
           120,000                  Fannie Mae, 3.5%, 7/13/17 (TBA)                                                         123,248
           104,356                  Fannie Mae, 3.5%, 8/1/46                                                                107,246
            68,621                  Fannie Mae, 3.5%, 9/1/45                                                                 70,899
           105,963                  Fannie Mae, 3.5%, 9/1/46                                                                108,898
            84,548                  Fannie Mae, 4.0%, 1/1/42                                                                 89,197
            45,113                  Fannie Mae, 4.0%, 1/1/42                                                                 47,601
            14,471                  Fannie Mae, 4.0%, 1/1/42                                                                 15,268
           108,140                  Fannie Mae, 4.0%, 1/1/47                                                                113,768
            75,242                  Fannie Mae, 4.0%, 10/1/40                                                                80,434
            20,734                  Fannie Mae, 4.0%, 10/1/44                                                                21,806
            29,975                  Fannie Mae, 4.0%, 10/1/45                                                                31,525
            10,324                  Fannie Mae, 4.0%, 11/1/41                                                                10,894
            41,178                  Fannie Mae, 4.0%, 11/1/43                                                                43,717
            45,227                  Fannie Mae, 4.0%, 11/1/43                                                                47,883
            34,229                  Fannie Mae, 4.0%, 11/1/43                                                                36,239
           102,346                  Fannie Mae, 4.0%, 11/1/45                                                               108,632
            23,820                  Fannie Mae, 4.0%, 11/1/46                                                                25,051
            24,692                  Fannie Mae, 4.0%, 11/1/46                                                                25,969
            11,106                  Fannie Mae, 4.0%, 12/1/40                                                                11,874
            16,288                  Fannie Mae, 4.0%, 12/1/41                                                                17,187
            69,025                  Fannie Mae, 4.0%, 12/1/45                                                                72,594
            32,215                  Fannie Mae, 4.0%, 2/1/42                                                                 33,985
            18,665                  Fannie Mae, 4.0%, 3/1/42                                                                 19,760
            39,572                  Fannie Mae, 4.0%, 4/1/42                                                                 41,755
            34,014                  Fannie Mae, 4.0%, 4/1/47                                                                 35,948
            39,887                  Fannie Mae, 4.0%, 4/1/47                                                                 41,950
            58,807                  Fannie Mae, 4.0%, 4/1/47                                                                 62,149
            78,169                  Fannie Mae, 4.0%, 6/1/46                                                                 82,212
            25,000                  Fannie Mae, 4.0%, 6/1/47                                                                 26,421
            25,000                  Fannie Mae, 4.0%, 6/1/47                                                                 26,293
            25,000                  Fannie Mae, 4.0%, 6/1/47                                                                 26,293

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

       Principal        Floating
      Amount ($) (m)    Rate (b)                                                                                              Value
                                    U.S. GOVERNMENT AND AGENCY OBLIGATIONS - (continued)
            95,000                  Fannie Mae, 4.0%, 6/1/47                                                            $    99,913
            81,973                  Fannie Mae, 4.0%, 7/1/42                                                                 87,007
            35,030                  Fannie Mae, 4.0%, 7/1/44                                                                 36,841
            80,360                  Fannie Mae, 4.0%, 7/1/46                                                                 84,515
           101,338                  Fannie Mae, 4.0%, 7/1/46                                                                106,578
           251,192                  Fannie Mae, 4.0%, 8/1/42                                                                265,037
            70,351                  Fannie Mae, 4.0%, 8/1/44                                                                 73,989
            60,212                  Fannie Mae, 4.0%, 8/1/46                                                                 63,326
            82,178                  Fannie Mae, 4.0%, 8/1/46                                                                 86,428
            77,853                  Fannie Mae, 4.0%, 8/1/46                                                                 81,879
            87,576                  Fannie Mae, 4.5%, 11/1/40                                                                94,741
            38,818                  Fannie Mae, 4.5%, 12/1/41                                                                41,949
            42,443                  Fannie Mae, 4.5%, 2/1/44                                                                 45,579
            43,525                  Fannie Mae, 4.5%, 2/1/44                                                                 46,776
            41,224                  Fannie Mae, 4.5%, 5/1/41                                                                 44,778
            72,634                  Fannie Mae, 4.5%, 5/1/46                                                                 77,932
           118,903                  Fannie Mae, 4.5%, 6/1/44                                                                128,225
            18,458                  Fannie Mae, 4.5%, 7/1/41                                                                 19,983
           301,077                  Fannie Mae, 4.5%, 8/1/40                                                                325,660
            35,318                  Fannie Mae, 5.0%, 1/1/39                                                                 38,557
             9,051                  Fannie Mae, 5.0%, 6/1/40                                                                  9,902
               213                  Fannie Mae, 6.0%, 3/1/32                                                                    241
            45,129                  Federal Home Loan Mortgage Corp., 3.0%, 10/1/29                                          46,380
            96,094                  Federal Home Loan Mortgage Corp., 3.0%, 11/1/42                                          96,427
            24,799                  Federal Home Loan Mortgage Corp., 3.0%, 12/1/46                                          24,761
            70,398                  Federal Home Loan Mortgage Corp., 3.0%, 2/1/47                                           70,291
            19,069                  Federal Home Loan Mortgage Corp., 3.0%, 5/1/43                                           19,130
            71,295                  Federal Home Loan Mortgage Corp., 3.0%, 6/1/46                                           71,409
            48,071                  Federal Home Loan Mortgage Corp., 3.0%, 9/1/46                                           47,998
            30,622                  Federal Home Loan Mortgage Corp., 3.5%, 10/1/40                                          31,605
            16,540                  Federal Home Loan Mortgage Corp., 3.5%, 10/1/42                                          17,102
            35,487                  Federal Home Loan Mortgage Corp., 3.5%, 11/1/28                                          37,166
            81,690                  Federal Home Loan Mortgage Corp., 3.5%, 11/1/45                                          84,110
            43,640                  Federal Home Loan Mortgage Corp., 3.5%, 12/1/46                                          44,867
           122,030                  Federal Home Loan Mortgage Corp., 3.5%, 12/1/46                                         126,138
            50,029                  Federal Home Loan Mortgage Corp., 3.5%, 3/1/46                                           51,436
            80,453                  Federal Home Loan Mortgage Corp., 3.5%, 5/1/46                                           82,716
            88,580                  Federal Home Loan Mortgage Corp., 3.5%, 6/1/45                                           91,587
            25,000                  Federal Home Loan Mortgage Corp., 3.5%, 6/1/47                                           25,703
            25,000                  Federal Home Loan Mortgage Corp., 3.5%, 6/1/47                                           25,703
            73,620                  Federal Home Loan Mortgage Corp., 3.5%, 7/1/46                                           76,228
            95,000                  Federal Home Loan Mortgage Corp., 3.5%, 7/13/17 (TBA)                                    97,595
           121,512                  Federal Home Loan Mortgage Corp., 3.5%, 8/1/46                                          125,354
           107,428                  Federal Home Loan Mortgage Corp., 3.5%, 8/1/46                                          111,045
           131,591                  Federal Home Loan Mortgage Corp., 3.5%, 8/1/46                                          135,777
            88,505                  Federal Home Loan Mortgage Corp., 4.0%, 1/1/44                                           93,189
            19,846                  Federal Home Loan Mortgage Corp., 4.0%, 1/1/46                                           20,889
            27,603                  Federal Home Loan Mortgage Corp., 4.0%, 12/1/44                                          29,052

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/17 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

       Principal        Floating
      Amount ($) (m)    Rate (b)                                                                                              Value
                                    U.S. GOVERNMENT AND AGENCY OBLIGATIONS - (continued)
            68,705                  Federal Home Loan Mortgage Corp., 4.0%, 12/1/45                                     $    72,312
            18,416                  Federal Home Loan Mortgage Corp., 4.0%, 2/1/44                                           19,499
            79,691                  Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                                           84,280
            39,887                  Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                                           42,184
            79,651                  Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                                           83,833
            24,910                  Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                                           26,345
            64,454                  Federal Home Loan Mortgage Corp., 4.0%, 5/1/44                                           67,838
           134,799                  Federal Home Loan Mortgage Corp., 4.0%, 5/1/47                                          141,877
            40,132                  Federal Home Loan Mortgage Corp., 4.0%, 6/1/46                                           42,239
            48,976                  Federal Home Loan Mortgage Corp., 4.0%, 7/1/44                                           51,547
            17,543                  Federal Home Loan Mortgage Corp., 4.0%, 7/1/44                                           18,573
            17,640                  Federal Home Loan Mortgage Corp., 4.0%, 7/1/44                                           18,675
            67,728                  Federal Home Loan Mortgage Corp., 4.0%, 7/1/46                                           71,284
            67,499                  Federal Home Loan Mortgage Corp., 4.0%, 8/1/46                                           71,043
            79,900                  Federal Home Loan Mortgage Corp., 4.5%, 5/1/47                                           85,749
             8,086                  Federal Home Loan Mortgage Corp., 5.0%, 10/1/38                                           8,856
            28,225                  Federal Home Loan Mortgage Corp., 5.0%, 11/1/39                                          30,962
               438                  Federal Home Loan Mortgage Corp., 5.0%, 5/1/34                                              479
             1,934                  Federal Home Loan Mortgage Corp., 5.0%, 6/1/35                                            2,100
            16,269                  Federal Home Loan Mortgage Corp., 5.5%, 6/1/41                                           18,142
            59,047                  Federal National Mortgage Association, 3.5%, 7/1/46                                      60,683
            20,184                  Federal National Mortgage Association, 4.0%, 12/1/19                                     20,895
            45,279                  Federal National Mortgage Association, 5.0%, 4/1/30                                      49,457
            17,010                  Government National Mortgage Association I, 3.5%, 10/15/42                               17,676
           104,972                  Government National Mortgage Association I, 3.5%, 11/15/41                              109,066
            26,436                  Government National Mortgage Association I, 3.5%, 7/15/42                                27,454
            32,352                  Government National Mortgage Association I, 3.5%, 8/15/46                                33,561
             6,160                  Government National Mortgage Association I, 4.0%, 12/15/41                                6,491
            18,958                  Government National Mortgage Association I, 4.0%, 3/15/44                                19,957
           238,510                  Government National Mortgage Association I, 4.0%, 4/15/42                               251,862
            41,725                  Government National Mortgage Association I, 4.0%, 4/15/45                                43,937
            68,840                  Government National Mortgage Association I, 4.0%, 6/15/45                                72,469
            69,123                  Government National Mortgage Association I, 4.0%, 8/15/43                                74,383
            40,218                  Government National Mortgage Association I, 4.0%, 9/15/44                                42,338
            32,310                  Government National Mortgage Association I, 4.5%, 1/15/40                                35,276
            78,828                  Government National Mortgage Association I, 4.5%, 3/15/40                                85,935
            16,502                  Government National Mortgage Association I, 4.5%, 4/15/35                                17,872
            24,324                  Government National Mortgage Association I, 4.5%, 7/15/41                                26,370
             7,648                  Government National Mortgage Association I, 4.5%, 9/15/33                                 8,342
            27,181                  Government National Mortgage Association I, 4.5%, 9/15/40                                29,613
             5,514                  Government National Mortgage Association I, 5.0%, 4/15/35                                 6,143
             5,898                  Government National Mortgage Association I, 5.5%, 1/15/34                                 6,642
             8,668                  Government National Mortgage Association I, 5.5%, 4/15/34                                 9,761
             9,537                  Government National Mortgage Association I, 5.5%, 6/15/35                                10,608
             2,582                  Government National Mortgage Association I, 5.5%, 7/15/34                                 2,909
             1,539                  Government National Mortgage Association I, 6.0%, 10/15/33                                1,751
               872                  Government National Mortgage Association I, 6.0%, 2/15/33                                   992
             1,300                  Government National Mortgage Association I, 6.0%, 3/15/33                                 1,465

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

       Principal        Floating
      Amount ($) (m)    Rate (b)                                                                                              Value
                                    U.S. GOVERNMENT AND AGENCY OBLIGATIONS - (continued)
             1,385                  Government National Mortgage Association I, 6.0%, 3/15/33                           $     1,576
               260                  Government National Mortgage Association I, 6.0%, 6/15/33                                   293
             2,138                  Government National Mortgage Association I, 6.0%, 6/15/33                                 2,443
             1,877                  Government National Mortgage Association I, 6.0%, 7/15/33                                 2,188
             1,979                  Government National Mortgage Association I, 6.0%, 7/15/33                                 2,250
               738                  Government National Mortgage Association I, 6.0%, 8/15/19                                   755
             6,906                  Government National Mortgage Association I, 6.0%, 8/15/34                                 7,786
             3,242                  Government National Mortgage Association I, 6.0%, 9/15/33                                 3,654
               990                  Government National Mortgage Association I, 6.0%, 9/15/33                                 1,118
             1,216                  Government National Mortgage Association I, 6.5%, 1/15/30                                 1,329
               753                  Government National Mortgage Association I, 6.5%, 11/15/32                                  886
               520                  Government National Mortgage Association I, 6.5%, 2/15/32                                   612
             1,339                  Government National Mortgage Association I, 6.5%, 3/15/29                                 1,478
               544                  Government National Mortgage Association I, 6.5%, 3/15/32                                   640
               100                  Government National Mortgage Association I, 7.0%, 3/15/31                                   105
            46,911                  Government National Mortgage Association II, 3.0%, 8/20/46                               47,434
           104,984                  Government National Mortgage Association II, 3.0%, 9/20/46                              106,153
           108,149                  Government National Mortgage Association II, 3.5%, 1/20/47                              112,136
           105,153                  Government National Mortgage Association II, 3.5%, 11/20/46                             109,030
           108,430                  Government National Mortgage Association II, 3.5%, 2/20/47                              112,428
            15,767                  Government National Mortgage Association II, 3.5%, 3/20/45                               16,355
            23,915                  Government National Mortgage Association II, 3.5%, 3/20/46                               24,897
            16,952                  Government National Mortgage Association II, 3.5%, 4/20/45                               17,574
            19,742                  Government National Mortgage Association II, 3.5%, 4/20/45                               20,499
            69,083                  Government National Mortgage Association II, 3.5%, 8/20/45                               71,631
           102,651                  Government National Mortgage Association II, 4.0%, 1/20/47                              108,128
           102,534                  Government National Mortgage Association II, 4.0%, 10/20/46                             107,981
            57,136                  Government National Mortgage Association II, 4.0%, 9/20/44                               60,171
           100,503                  Government National Mortgage Association II, 4.5%, 1/20/47                              106,872
            22,023                  Government National Mortgage Association II, 4.5%, 10/20/44                              23,418
            48,476                  Government National Mortgage Association II, 4.5%, 11/20/44                              51,547
            99,363                  Government National Mortgage Association II, 4.5%, 4/20/47                              105,744
            16,630                  Government National Mortgage Association II, 4.5%, 9/20/41                               17,870
             4,189                  Government National Mortgage Association II, 5.5%, 3/20/34                                4,791
             6,936                  Government National Mortgage Association II, 6.0%, 11/20/33                               7,863
           115,000                  U.S. Treasury Bills, 7/20/17 (c)                                                        114,958
           861,872                  U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/45                                   808,282
           650,154                  U.S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/46                                    649,571
                                                                                                                        -----------
                                    TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                                    (Cost $12,217,190)                                                                  $12,188,569
                                                                                                                        -----------
                                    FOREIGN GOVERNMENT BONDS - 4.3%
           200,000                  Africa Finance Corp., 4.375%, 4/29/20 (144A)                                        $   206,040
           200,000                  Arab Republic of Egypt, 7.50%, 1/31/27 (144A)                                           212,400
           250,000                  City of Buenos Aires Argentina, 7.5%, 6/1/27 (144A)                                     268,782
EGP      2,425,000                  Egypt Treasury Bill, 3/6/18 (c)                                                         117,522
GHS        270,000                  Ghana Government Bond, 24.5%, 4/22/19                                                    66,461
GHS        170,000                  Ghana Government Bond, 24.75%, 7/19/21                                                   45,215

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/17 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

       Principal        Floating
      Amount ($) (m)    Rate (b)                                                                                              Value
                                    FOREIGN GOVERNMENT BONDS - (continued)
MXN        550,000                  Mexican Bonos, 6.5%, 6/9/22                                                         $    30,142
MXN        520,000                  Mexican Bonos, 7.5%, 6/3/27                                                              30,169
MXN      2,875,995                  Mexican Udibonos, 2.0%, 6/9/22                                                          150,611
MXN        977,838                  Mexican Udibonos, 3.5%, 12/14/17                                                         54,183
NZD        295,000                  New Zealand Government Bond, 5.5%, 4/15/23                                              248,451
NOK        750,000                  Norway Government Bond, 2.0%, 5/24/23                                                    93,644
NOK      1,250,000                  Norway Government Bond, 4.5%, 5/22/19                                                   160,465
           150,000                  Republic Of Argentina, 6.625%, 7/6/28                                                   150,750
UYU      1,250,000                  Republica Orient Uruguay, 9.875%, 6/20/22 (144A)                                         44,850
RON        220,000                  Romania Government Bond, 5.85%, 4/26/23                                                  63,308
RON         90,000                  Romania Government Bond, 5.95%, 6/11/21                                                  25,476
                                                                                                                        -----------
                                    TOTAL FOREIGN GOVERNMENT BONDS
                                    (Cost $2,162,246)                                                                   $ 1,968,469
                                                                                                                        -----------
                                    MUNICIPAL BONDS - 1.1% (g)
                                    Municipal Development - 0.4%
            60,000          5.90    Brazos Harbor Industrial Development Corp., Floating Rate Note, 5/1/38              $    61,934
           100,000                  New Jersey Economic Development Authority, 2/15/18 (c)                                   98,815
                                                                                                                        -----------
                                                                                                                        $   160,749
                                                                                                                        -----------
                                    Municipal Education - 0.0%+
            10,000                  Amherst College, 3.794%, 11/1/42                                                    $     9,965
                                                                                                                        -----------
                                    Municipal General - 0.3%
            90,000                  JobsOhio Beverage System, 3.985%, 1/1/29                                            $    96,060
            25,000                  JobsOhio Beverage System, 4.532%, 1/1/35                                                 27,562
                                                                                                                        -----------
                                                                                                                        $   123,622
                                                                                                                        -----------
                                    Higher Municipal Education - 0.3%
            25,000                  Baylor University, 4.313%, 3/1/42                                                   $    26,502
            35,000                  California Educational Facilities Authority, 5.0%, 6/1/46                                46,746
            20,000                  Massachusetts Development Finance Agency, Harvard University-Series A, 5.0%, 7/15/40     26,302
            40,000                  The George Washington University, 1.827%, 9/15/17                                        40,033
                                                                                                                        -----------
                                                                                                                        $   139,583
                                                                                                                        -----------
                                    Municipal Transportation - 0.0%+
            15,000                  Port Authority of New York & New Jersey, 4.458%, 10/1/62                            $    16,343
                                                                                                                        -----------
                                    Municipal Obligation - 0.1%
           100,000                  Commonwealth of Puerto Rico, 8.0%, 7/1/35 (e) (h)                                   $    60,625
                                                                                                                        -----------
                                    TOTAL MUNICIPAL BONDS
                                    (Cost $502,007)                                                                     $   510,887
                                                                                                                        -----------
                                    SENIOR FLOATING RATE LOAN INTERESTS - 7.0%**
                                    Materials - 0.5%
                                    Specialty Chemicals - 0.2%
            50,128          3.00    Axalta Coating Systems, US Holdings Term Loan (First Lien ), 6/30/24                $    50,350
            50,000          3.17    WR Grace & Co-Conn, U.S. Term Loan, 1/23/21                                              50,203
                                                                                                                        -----------
                                                                                                                        $   100,553
                                                                                                                        -----------
                                    Metal & Glass Containers - 0.1%
            49,370          4.73    Tekni-Plex, Inc., Tranche B-1 Term Loan (First Lien), 4/15/22                       $    49,500
                                                                                                                        -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

       Principal        Floating
      Amount ($) (m)    Rate (b)                                                                                              Value
                                    Paper Packaging - 0.2%
            98,725          4.65    Coveris Holdings SA, USD Term Loan, 4/14/19                                         $    98,354
                                                                                                                        -----------
                                    Total Materials                                                                     $   248,407
                                                                                                                        -----------
                                    Capital Goods - 0.6%
                                    Aerospace & Defense - 0.2%
            34,177          3.98    DigitalGlobe, Inc., Term Loan, 12/22/23                                             $    34,262
            49,474          6.05    The SI Organization, Inc., Term Loan (First Lien), 11/19/19                              50,201
                                                                                                                        -----------
                                                                                                                        $    84,463
                                                                                                                        -----------
                                    Building Products - 0.1%
            74,436          4.07    Builders Firstsource, Inc., Term Loan (First Lien), 2/29/24                         $    74,405
                                                                                                                        -----------
                                    Electrical Components & Equipment - 0.1%
            50,000          3.62    Southwire Co., Term Loan, 1/31/21                                                   $    50,208
                                                                                                                        -----------
                                    Construction & Farm Machinery & Heavy Trucks - 0.1%
            34,475          5.09    Navistar, Inc., Tranche B Term Loan, 8/7/20                                         $    34,884
                                                                                                                        -----------
                                    Trading Companies & Distributors - 0.1%
            49,225          4.49    WESCO Distribution, Inc., Tranche B-1 Loan, 12/12/19                                $    49,395
                                                                                                                        -----------
                                    Total Capital Goods                                                                 $   293,355
                                                                                                                        -----------
                                    Commercial Services & Supplies - 0.2%
                                    Environmental & Facilities Services - 0.1%
            49,496          3.96    WCA Waste Systems Inc., Term Loan (First Lien), 8/12/23                             $    49,658
                                                                                                                        -----------
                                    Human Resource & Employment Services - 0.1%
            42,009          3.29    On Assignment, Inc., Tranche B-2 Term Loan, 6/5/22                                  $    42,385
                                                                                                                        -----------
                                    Total Commercial Services & Supplies                                                $    92,043
                                                                                                                        -----------
                                    Automobiles & Components - 0.6%
                                    Auto Parts & Equipment - 0.6%
            71,348          4.93    Federal-Mogul Corporation, Tranche C Term, 4/15/21                                  $    71,638
            98,817          3.98    TI Group Automotive Systems LLC, Initial US Term Loan, 6/25/22                           98,940
           123,275          3.88    Tower Automotive Holdings USA LLC Term Loan (First Lien), 3/6/24                        123,507
                                                                                                                        -----------
                                                                                                                        $   294,085
                                                                                                                        -----------
                                    Total Automobiles & Components                                                      $   294,085
                                                                                                                        -----------
                                    Consumer Services - 0.6%
                                    Casinos & Gaming - 0.0%+
             3,333          4.30    Pinnacle Entertainment Inc., Term Loan (First Lien), 3/30/23                        $     3,357
                                                                                                                        -----------
                                    Leisure Facilities - 0.3%
            41,107          5.48    L.A. Fitness International, LLC, Tranche B Term Loan (First Lien), 4/25/20          $    41,715
            85,763          3.23    Six Flags Theme Parks, Inc., Tranche B Term Loan, 6/30/22                                86,661
                                                                                                                        -----------
                                                                                                                        $   128,376
                                                                                                                        -----------
                                    Education Services - 0.1%
            49,370          4.23    Houghton Mifflin Harcourt Publishers, Inc., Term Loan, 5/11/21                      $    47,087
                                                                                                                        -----------
                                    Specialized Consumer Services - 0.2%
            74,063          5.05    Kuehg Corp., Term Loan (First Lien), 8/13/22                                        $    74,550
                                                                                                                        -----------
                                    Total Consumer Services                                                             $   253,370
                                                                                                                        -----------
                                    Media - 0.4%
                                    Broadcasting - 0.2%
            74,061          3.48    Sinclair Television Group, Inc., Tranche B Term Loan, 1/31/24                       $    74,238
                                                                                                                        -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/17 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

       Principal        Floating
      Amount ($) (m)    Rate (b)                                                                                              Value
                                     Cable & Satellite - 0.1%
            48,000          3.69     MCC Iowa LLC, Tranche H Term Loan, 1/29/21                                         $    48,330
                                                                                                                        -----------
                                     Movies & Entertainment - 0.1%
            29,545          3.79     Kasima LLC, Term Loan, 5/17/21                                                     $    29,718
            16,948          3.73     Rovi Solutions Corp., Term B Loan, 7/2/21                                               16,988
                                                                                                                        -----------
                                                                                                                        $    46,706
                                                                                                                        -----------
                                     Total Media                                                                        $   169,274
                                                                                                                        -----------
                                     Retailing - 0.1%
                                     Home Improvement Retail - 0.1%
            48,991          4.50     Apex Tool Group LLC, Term Loan, 2/1/20                                             $    47,767
                                                                                                                        -----------
                                     Total Retailing                                                                    $    47,767
                                                                                                                        -----------
                                     Household & Personal Products - 0.1%
                                     Personal Products - 0.1%
            64,640          4.73     Revlon Consumer Products Corp., Initial Term B Loan, 7/22/23                       $    60,425
                                                                                                                        -----------
                                     Total Household & Personal Products                                                $    60,425
                                                                                                                        -----------
                                     Health Care Equipment & Services - 1.1%
                                     Health Care Supplies - 0.2%
            90,000          4.55     Kinetic Concepts, Inc., Term Loan B, 2/1/24                                        $    89,681
                                                                                                                        -----------
                                     Health Care Services - 0.1%
            49,352          4.44     Alliance HealthCare Services, Inc., Initial Term Loan, 6/3/19                      $    49,455
                                                                                                                        -----------
                                     Health Care Facilities - 0.7%
            23,152          4.05     CHS, Incremental 2019 Term G Loan, 12/31/19                                        $    23,147
            42,673          4.15     CHS, Incremental 2021 Term H Loan, 1/27/21                                              42,658
            71,760          4.21     Concentra, Inc., Tranche B Term Loan (First Lien), 5/8/22                               71,905
            66,361          5.30     Iasis Healthcare LLC, Term Loan, 4/28/21                                                66,842
            97,981          4.69     Kindred Healthcare, Inc., Tranche B Loan (First Lien), 4/10/21                          98,573
                                                                                                                        -----------
                                                                                                                        $   303,125
                                                                                                                        -----------
                                     Managed Health Care - 0.0%+
            10,752         10.25     MMM Holdings, Inc., Term Loan, 10/9/17 (e)                                         $    10,537
             7,817         10.25     MSO of Puerto Rico, Inc., MSO Term Loan, 12/12/17 (e)                                    7,660
                                                                                                                        -----------
                                                                                                                        $    18,197
                                                                                                                        -----------
                                     Health Care Technology - 0.1%
            34,825          3.23     Quintiles Ims Inc., Term Loan (First Lien), 3/7/24                                 $    35,104
                                                                                                                        -----------
                                     Total Health Care Equipment & Services                                             $   495,562
                                                                                                                        -----------
                                     Pharmaceuticals, Biotechnology & Life Sciences - 0.1%
                                     Pharmaceuticals - 0.0%+
            18,986          5.50     Concordia Healthcare Corp., Initial Dollar Term Loan, 10/20/21                     $    14,275
                                                                                                                        -----------
                                     Life Sciences Tools & Services - 0.1%
            49,372          5.91     Albany Molecular Research, Inc., Term Loan, 7/14/21                                $    49,670
                                                                                                                        -----------
                                     Total Pharmaceuticals, Biotechnology & Life Sciences                               $    63,945
                                                                                                                        -----------
                                     Diversified Financials - 0.3%
                                     Other Diversified Financial Services - 0.1%
            29,003          6.08     Ocwen Loan Servicing LLC, Restatement Effective Date Term Loan, 12/5/20            $    28,867
                                                                                                                        -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

       Principal        Floating
      Amount ($) (m)    Rate (b)                                                                                              Value
                                    Specialized Finance - 0.2%
            85,570          3.50    BC Unlimited Liability Company Restaurant Brand, Term Loan (First Lien), 2/17/24    $    85,552
                                                                                                                        -----------
                                    Total Diversified Financials                                                        $   114,419
                                                                                                                        -----------
                                    Insurance - 0.8%
                                    Life & Health Insurance - 0.2%
            98,528          6.93    Integro, Ltd., Initial Term Loan (First Lien), 10/9/22                              $    98,775
                                                                                                                        -----------
                                    Property & Casualty Insurance - 0.6%
           151,984          6.54    Confie Seguros Holding II Co., Term B Loan, 4/13/22                                 $   150,512
           100,000          4.18    USI Inc., Term Loan (First Lien), 4/5/24                                                 99,512
                                                                                                                        -----------
                                                                                                                        $   250,024
                                                                                                                        -----------
                                    Total Insurance                                                                     $   348,799
                                                                                                                        -----------
                                    Software & Services - 0.2%
                                    Application Software - 0.2%
            49,625          6.42    DTI HoldCo, Inc., Term Loan (First Lien), 9/23/23                                   $    48,291
            47,275          2.25    Verint Systems Inc., Term Loan (First Lien), 6/29/24                                     47,452
                                                                                                                        -----------
                                                                                                                        $    95,743
                                                                                                                        -----------
                                    Total Software & Services                                                           $    95,743
                                                                                                                        -----------
                                    Telecommunication Services - 0.6%
                                    Integrated Telecommunication Services - 0.3%
            29,991          4.23    Cincinnati Bell, Inc., Tranche B Term Loan, 9/10/20                                 $    30,225
           122,092          4.04    GCI Holdings, Inc., New Term B Loan (2016), 2/2/22                                      122,932
                                                                                                                        -----------
                                                                                                                        $   153,157
                                                                                                                        -----------
                                    Wireless Telecommunication Services - 0.3%
           117,831          3.91    Virgin Media Bristol LLC, I Facility, 1/31/25                                       $   118,040
                                                                                                                        -----------
                                    Total Telecommunication Services                                                    $   271,197
                                                                                                                        -----------
                                    Utilities - 0.4%
                                    Electric Utilities - 0.2%
            62,971          6.30    APLP Holdings LP, Term Loan, 4/12/23                                                $    63,207
                                                                                                                        -----------
                                    Independent Power Producers & Energy Traders - 0.2%
            49,370          4.05    Calpine Corp., Term Loan, 5/28/22                                                   $    49,370
            47,107          5.80    TerraForm AP Acquisition Holdings LLC, Term Loan, 6/26/22                                47,578
                                                                                                                        -----------
                                                                                                                        $    96,948
                                                                                                                        -----------
                                    Total Utilities                                                                     $   160,155
                                                                                                                        -----------
                                    Real Estate - 0.4%
                                    Hotel & Resort REIT - 0.3%
           113,563          3.48    MGM Growth Properties Operating Partnership LP, Term B Loan, 4/7/23                 $   113,875
                                                                                                                        -----------
                                    Retail REIT - 0.1%
            49,370          4.42    DTZ US Borrower LLC, 2015-1 Additional Term Loan (First Lien), 11/4/21              $    49,438
                                                                                                                        -----------
                                    Total Real Estate                                                                   $   163,313
                                                                                                                        -----------
                                    TOTAL SENIOR FLOATING RATE LOAN INTERESTS
                                    (Cost $3,144,176)                                                                   $ 3,171,859
                                                                                                                        -----------

     The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/17 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

           Shares                                                                                                             Value
                                    CLOSED-END FUND - 2.3%
                                    Insurance - 2.3%
                                    Property & Casualty Insurance - 2.3%
            98,387                  Pioneer ILS Interval Fund (i)                                                       $ 1,035,033
                                                                                                                        -----------
                                    Total Insurance                                                                     $ 1,035,033
                                                                                                                        -----------
                                    TOTAL CLOSED-END FUNDS
                                    (Cost $1,032,163)                                                                   $ 1,035,033
                                                                                                                        -----------

        Number of                                                                          Strike      Expiration
        Contracts                   Description                       Counterparty         Price         Date
                                    CALL OPTIONS PURCHASED - 0.0%+
MXN          3,182(j)               Desarrolladora Homex SAB de CV    Bank of New          $ -(l)       10/23/22        $         -
                                                                      York Mellon Corp
MXN          3,182(k)               Desarrolladora Homex SAB de CV    Bank of New            -(l)       10/23/22                  -
                                                                      York Mellon Corp
                                                                                                                        -----------

                                                                                                                        $         -
                                                                                                                        -----------
                                    TOTAL CALL OPTIONS PURCHASED
                                    (Premiums paid $-)                                                                  $         -
                                                                                                                        -----------
                                    TOTAL INVESTMENT IN SECURITIES - 99.0%
                                    (Cost $44,192,551) (a)                                                              $44,921,153
                                                                                                                        -----------
                                    OTHER ASSETS & LIABILITIES - 1.0%                                                   $   456,131
                                                                                                                        -----------
                                    NET ASSETS - 100.0%                                                                 $45,377,284
                                                                                                                        ===========

+           Amount rounds to less than 0.1%.

*           Non-income producing security.

(TBA)       "To Be Announced" Securities.

(Step) Bond issued with an initial coupon rate which converts to a higher rate at a later date.

REMICS      Real Estate Mortgage Investment Conduits.

(Perpetual) Security with no stated maturity date.

(PIK)       Represents a pay in kind security.

REIT        Real Estate Investment Trust.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At June 30, 2017, the value of these securities amounted to $11,127,616 or 24.5% of net assets.

** Senior floating rate loan interests in which the Portfolio invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered
            Rate), (ii) the prime rate offered by one or more major U.S. banks,
            (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(a) At June 30, 2017, the net unrealized appreciation on investments based on cost for federal income tax purposes of $44,204,476 was as follows:

               Aggregate gross unrealized appreciation for all investments in which
                  there is an excess of value over tax cost                           $1,367,376
               Aggregate gross unrealized depreciation for all investments in which
                  there is an excess of tax cost over value                             (650,699)
                                                                                       ---------
               Net unrealized appreciation                                            $  716,677
                                                                                       =========

(b) Debt obligation with a variable interest rate. Rate shown is rate at period end.

(c) Security issued with a zero coupon. Income is earned through accretion of discount.

(d) Structured reinsurance investment. At June 30, 2017, the value of these securities amounted to $43,276 or 0.1% of net assets.
            See Notes To Financial Statements -- Note 1H.

(e)         Security is in default.

(f)         Rate to be determined.

(g)         Consists of Revenue Bonds unless otherwise indicated.

(h)         Represents a General Obligation Bond.

(i) Affiliated funds managed by Amundi Pioneer Asset Management, Inc., (Amundi Pioneer), formerly Pioneer Investment Management, Inc.

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

(j) Option does not become effective until underlying company's outstanding common shares reach a market capitalization of MXN
            12.5 Billion.

(k) Option does not become effective until underlying company's outstanding common shares reach a market capitalization of MXN
            15.5 Billion.

(l)         Strike price is 1 Mexican Peso (MXN).

            Principal amounts are denominated in U.S. Dollars unless otherwise noted:

(m)         EGP         Egyptian Pound
            EUR         Euro
            GHS         Ghanaian Cedi
            IDR         Indonesian Rupiah
            INR         Indian Rupee
            MXN         Mexican Peso
            NOK         Norwegian Krone
            NZD         New Zealand Dollar
            RON         Romanian New Leu
            UYU         Uruguayan Peso

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2017 were as follows:

                                                        Purchases        Sales
           Long-Term U.S. Government Securities        $4,710,313     $1,074,971
           Other Long-Term Securities                   8,060,200      9,726,687

The Portfolio is permitted to engage in purchase and sale transactions ("cross trades") with certain Funds and accounts for which Amundi Pioneer Asset Management, Inc., (Amundi Pioneer), formerly Pioneer Investment Management, Inc.
(PIM), serves as the Portfolio's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices.

During the six months ended June 30, 2017, the Portfolio engaged in purchases and sales pursuant to these procedures amounting to $32,424 and $125,610, respectively, which resulted in a net realized gain/loss of $(937).

CREDIT DEFAULT SWAP AGREEMENTS - SELL PROTECTION

Notional                                                                             Credit     Expiration  Premiums     Unrealized
Principal ($)(1)  Counterparty               Obligation Entity/Index       Coupon    Rating(2)  Date        Received   Appreciation
      75,000      Morgan Stanley Capital     Diamond Offshore Drill Inc.     1.00%      BB-     12/20/19    $(2,810)         $1,263
                  Services LLC
      41,000      J.P. Morgan Chase Bank NA  Simon Property Group LP         1.00%       A      6/20/22        (135)            453

      29,000      J.P. Morgan Chase Bank NA  Simon Property Group LP         1.00%       A      6/20/22         (82)            306
                                                                                                            -------          ------
                                                                                                            $(3,027)         $2,022
                                                                                                            =======          ======

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS - BUY PROTECTION

Notional                                                                             Credit    Expiration   Premiums     Unrealized
Principal ($)(1)  Counterparty               Obligation Entity/Index       Coupon    Rating(2) Date         Received   Appreciation
    (821,700)     Chicago Mercantile         Markit CDX North America        5.00%      B+     12/20/21     $(61,318)       $(1,688)
                  Exchange                   High Yield Index
                                                                                                            --------        -------
                                                                                                            $(61,318)       $(1,688)
                                                                                                            ========        =======

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

(2) Based on Standard & Poor's rating of the issuer or the weighted average of all the underlying securities in the index.

Various inputs are used in determining the value of the Portfolios's investments. These inputs are summarized in the three broad levels listed below.

    Level 1 - quoted prices in active markets for identical securities.

    Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). See Notes to Financial Statements -- Note 1A.

    Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

   The accompanying notes are an integral part of these financial statements.

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Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/17 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

The following is a summary of the inputs used as of June 30, 2017, in valuing the Portfolio's investments:

                                                                   Level 1      Level 2        Level 3   Total
Convertible Corporate Bonds                                        $       --   $    296,549   $     --  $    296,549
Preferred Stocks                                                       13,939             --         --        13,939
Convertible Preferred Stocks                                          514,341             --         --       514,341
Common Stocks                                                         126,937             --         --       126,937
Asset Backed Securities                                                    --      2,098,893         --     2,098,893
Collateralized Mortgage Obligations                                        --      6,139,132         --     6,139,132
Corporate Bonds
  Insurance
     Reinsurance                                                           --             --     43,276        43,276
  All Other Corporate Bonds                                                --     16,813,269         --    16,813,269
U.S. Government and Agency Obligations                                     --     12,188,569         --    12,188,569
Foreign Government Bonds                                                   --      1,968,469         --     1,968,469
Municipal Bonds                                                            --        510,887         --       510,887
Senior Floating Rate Loan Interests                                        --      3,171,859         --     3,171,859
Closed-End Fund                                                            --      1,035,033         --     1,035,033
Call Option Purchased*                                                     --             --         --            --
                                                                   ----------   ------------   --------  ------------
Total                                                              $  655,217   $ 44,222,660   $ 43,276  $ 44,921,153
                                                                   ==========   ============   ========  ============
* Securities valued at $0.0.

Other Financial Instruments
Unrealized appreciation on swap contracts                          $       --   $      2,022   $     --  $      2,022
Unrealized depreciation on centrally cleared swap contracts                --         (1,688)        --        (1,688)
Net unrealized appreciation on futures contracts                       45,999             --         --        45,999
Net unrealized depreciation on futures contracts                       (1,268)            --         --        (1,268)
Net unrealized appreciation on forward foreign currency contracts          --         16,119         --        16,119
Net unrealized depreciation on forward foreign currency contracts          --        (59,991)        --       (59,991)
                                                                   ----------   ------------   --------  ------------
Total Other Financial Instruments                                  $   44,731   $    (43,538)  $     --  $      1,193
                                                                   ==========   ============   ========  ============

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

                                                                   Corporate
                                                                     Bonds
Balance as of 12/31/16                                             $ 42,296
Realized gain (loss)(1)                                                  --
Change in unrealized appreciation (depreciation)(2)                     980
Purchases                                                            40,000
Sales                                                               (40,000)
Changes between Level 3*                                                 --
                                                                   --------
Balance as of 6/30/17                                              $ 43,276
                                                                   ========

(1) Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

* Transfers are calculated on the beginning of period values. During the six months ended June 30, 2017, there were no transfers between Levels 1, 2 and 3.

     Net change in unrealized appreciation (depreciation) of investments still held as of 6/30/17        $980
                                                                                                         ----

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                            Six Months
                                                               Ended
                                                              6/30/17    Year Ended   Year Ended  Year Ended  Year Ended Year Ended
                                                            (unaudited)   12/31/16     12/31/15    12/31/14    12/31/13   12/31/12
Class I
Net asset value, beginning of period                         $ 10.16      $  9.78      $ 10.28      $ 10.37    $ 10.76    $ 10.24
                                                             -------      -------      -------      -------    -------    -------
Increase (decrease) from investment operations:
    Net investment income (loss)                             $  0.18(b)   $  0.38(b)   $  0.27(b)   $  0.33    $  0.43    $  0.48
    Net realized and unrealized gain (loss) on investments      0.13         0.35        (0.40)        0.09      (0.31)      0.67
                                                             -------      -------      -------      -------    -------    -------
Net increase (decrease) from investment operations           $  0.31      $  0.73      $ (0.13)     $  0.42    $  0.12    $  1.15
                                                             -------      -------      -------      -------    -------    -------
Distribution to shareowners:
   Net investment income                                     $ (0.19)     $ (0.35)     $ (0.32)     $ (0.39)   $ (0.45)   $ (0.53)
   Net realized gain                                           (0.01)          --        (0.05)       (0.12)     (0.06)     (0.10)
                                                             -------      -------      -------      -------    -------    -------
Total distributions                                          $ (0.20)     $ (0.35)     $ (0.37)     $ (0.51)   $ (0.51)   $ (0.63)
                                                             -------      -------      -------      -------    -------    -------
Net increase (decrease) in net asset value                   $  0.11      $  0.38      $ (0.50)     $ (0.09)   $ (0.39)   $  0.52
                                                             -------      -------      -------      -------    -------    -------
Net asset value, end of period                               $ 10.27      $ 10.16      $  9.78      $ 10.28    $ 10.37    $ 10.76
                                                             =======      =======      =======      =======    =======    =======
Total return*                                                   3.02%        7.58%       (1.27)%       3.96%      1.17%     11.43%
Ratio of net expenses to average net assets (a)                 0.75%**      0.75%        1.20%        1.21%      1.23%      1.27%
Ratio of net investment income (loss) to average net assets     3.49%**      3.76%        2.66%        3.22%      3.97%      4.24%
Portfolio turnover rate                                           51%**        61%          56%          88%        30%        25%
Net assets, end of period (in thousands)                     $11,126      $10,890      $11,561      $10,541    $10,243    $10,931
Ratios with no waiver of fees and assumption of expenses by
  Amundi Pioneer formerly PIM, and no reduction for fees
  paid indirectly:
  Total expenses to average net assets                          1.11%**      1.17%        1.20%        1.21%      1.23%      1.27%
  Net investment income (loss) to average net assets            3.13%**      3.34%        2.66%        3.22%      3.97%      4.24%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(a)   Includes interest expense of 0.00%, 0.00%, 0.00%, 0.00%+, 0.00% and 0.00%, respectively.

+     Amount rounds to less than 0.01%.

(b) The per-share data presented above is based on the average shares outstanding for the period presented.

**    Annualized.

Note: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                                 (continued)
--------------------------------------------------------------------------------

                                                           Six Months
                                                              Ended
                                                             6/30/17    Year Ended   Year Ended   Year Ended  Year Ended  Year Ended
                                                           (unaudited)   12/31/16     12/31/15     12/31/14    12/31/13    12/31/12
Class II
Net asset value, beginning of period                         $ 10.14     $  9.76       $ 10.26      $ 10.35     $ 10.74     $ 10.22
                                                             -------     -------       -------      -------     -------     -------
Increase (decrease) from investment operations:
    Net investment income (loss)                             $  0.16(b)  $  0.35(b)    $  0.24(b)   $  0.30     $  0.37     $  0.36
    Net realized and unrealized gain (loss) on investments      0.13        0.36         (0.39)        0.09       (0.27)       0.76
                                                             -------     -------       -------      -------     -------     -------
Net increase (decrease) from investment operations           $  0.29     $  0.71       $ (0.15)     $  0.39     $  0.10     $  1.12
                                                             -------     -------       -------      -------     -------     -------
Distribution to shareowners:
   Net investment income                                     $ (0.17)    $ (0.33)      $ (0.30)     $ (0.36)    $ (0.43)    $ (0.50)
   Net realized gain                                           (0.01)         --         (0.05)       (0.12)      (0.06)      (0.10)
                                                             -------     -------       -------      -------     -------     -------
Total distributions                                          $ (0.18)    $ (0.33)      $ (0.35)     $ (0.48)    $ (0.49)    $ (0.60)
                                                             -------     -------       -------      -------     -------     -------
Net increase (decrease) in net asset value                   $  0.11     $  0.38       $ (0.50)     $ (0.09)    $ (0.39)    $  0.52
                                                             -------     -------       -------      -------     -------     -------
Net asset value, end of period                               $ 10.25     $ 10.14       $  9.76      $ 10.26     $ 10.35     $ 10.74
                                                             =======     =======       =======      =======     =======     =======
Total return*                                                   2.90%       7.32%        (1.52)%       3.71%       0.92%      11.18%
Ratio of net expenses to average net assets (a)                 1.00%**     1.00%         1.45%        1.45%       1.47%       1.53%
Ratio of net investment income (loss) to average net assets     3.23%**     3.51%         2.41%        2.96%       3.74%       3.92%
Portfolio turnover rate                                           51%**       61%           56%          88%         30%         25%
Net assets, end of period (in thousands)                     $34,251     $34,020       $34,943      $31,526     $28,261     $25,265
Ratios with no waiver of fees and assumption of expenses by
    Amundi Pioneer formerly PIM, and no reduction for fees
    paid indirectly:
    Total expenses to average net assets                        1.36%**     1.42%         1.45%        1.45%       1.47%       1.53%
    Net investment income (loss) to average net assets          2.87%**     3.09%         2.41%        2.96%       3.74%       3.92%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(a)   Includes interest expense of 0.00%, 0.00%, 0.00%, 0.00%+, 0.00% and 0.00%, respectively.

+     Amount rounds to less than 0.01%.

(b) The per-share data presented above is based on the average shares outstanding for the period presented.

**    Annualized.

Note: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/17 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities of unaffiliated issuers, at value (cost $43,160,388)                            $43,886,120
  Investment in securities of an affiliated issuer, at value (cost $1,032,163)                               1,035,033
                                                                                                           -----------
     Total investments in securities, at value (cost $44,192,551)                                          $44,921,153
  Cash                                                                                                         249,132
  Foreign currencies, at value (cost $160,757)                                                                 160,388
  Restricted cash*                                                                                             153,425
  Receivables --
     Investment securities sold                                                                                262,401
     Portfolio shares sold                                                                                       4,031
     Dividends                                                                                                   3,244
     Interest                                                                                                  340,638
  Unrealized appreciation on forward foreign currency contracts                                                 16,119
  Unrealized appreciation on swap contracts                                                                      2,022
  Variation margin for futures contracts                                                                        14,106
  Due from Amundi Pioneer Asset Management, Inc., formerly Pioneer Investment Management, Inc.                  10,263
  Other assets                                                                                                  11,243
                                                                                                           -----------
         Total assets                                                                                      $46,148,165
                                                                                                           -----------

LIABILITIES:
  Payables --
     Investment securities purchased                                                                       $   588,293
     Portfolio shares repurchased                                                                               37,834
     Audit expense                                                                                              28,573
  Credit default swaps, premiums received                                                                        3,027
  Unrealized depreciation on forward foreign currency contracts                                                 59,991
  Reserve for repatriation taxes                                                                                   528
  Due to affiliates                                                                                             17,641
  Variation margin for centrally cleared swap contracts                                                          1,588
  Accrued expenses                                                                                              33,406
                                                                                                           -----------
         Total liabilities                                                                                 $   770,881
                                                                                                           -----------

NET ASSETS:
  Paid-in capital                                                                                          $44,501,831
  Undistributed net investment income                                                                          188,240
  Accumulated net realized loss on investments, foreign currency
     transactions, swap contracts and futures contracts                                                        (41,959)
  Net unrealized appreciation on investments (net of foreign capital gains tax of $528)                        728,074
  Net unrealized appreciation on futures contracts                                                              44,731
  Net unrealized appreciation on swap contracts                                                                    334
  Net unrealized depreciation on forward foreign currency contracts and
     other assets and liabilities denominated in foreign currencies                                            (43,967)
                                                                                                           -----------
         Net assets                                                                                        $45,377,284
                                                                                                           -----------

NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class I (based on $11,126,347/1,083,543 shares)                                                          $     10.27
                                                                                                           ===========
  Class II (based on $34,250,937/3,341,851 shares)                                                         $     10.25
                                                                                                           ===========

* Represents restricted cash deposited at the custodian and/or counterparty for derivative contracts.

   The accompanying notes are an integral part of these financial statements.

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Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------

For the Six Months Ended 6/30/17

INVESTMENT INCOME:
  Interest                                                                                   $  933,390
  Dividends                                                                                      13,469
                                                                                             ----------
        Total investment income                                                                              $  946,859
                                                                                                             ----------

EXPENSES:
  Management fees                                                                            $  136,458
  Distribution fees
     Class II                                                                                    42,317
  Administrative expense                                                                         16,290
  Custodian fees                                                                                 40,846
  Professional fees
     Audit                                                                                       25,159
     Legal                                                                                          201
  Printing expense                                                                                1,029
  Fees and expenses of nonaffiliated Trustees                                                     3,587
  Pricing fees                                                                                   22,522
  Miscellaneous                                                                                   2,089
                                                                                             ----------
     Total expenses                                                                                          $  290,498
                                                                                                             ----------
  Less fees waived and expenses reimbursed by Amundi Pioneer Asset Management, Inc.,
        (Amundi Pioneer) formerly Pioneer Investment Management, Inc. (PIM)                                     (80,220)
                                                                                                             ----------
     Net operating expenses                                                                                     210,278
                                                                                                             ----------
        Net investment income                                                                                $  736,581
                                                                                                             ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
SWAP CONTRACTS, FUTURES CONTRACTS AND FOREIGN
CURRENCY TRANSACTIONS
  Net realized gain (loss) on:
     Investments (including from affiliated Issuer of ($528))                                $  129,898
     Futures contracts                                                                          (20,052)
     Swap contracts                                                                             (11,573)
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies                                      (101,261)     $   (2,988)
                                                                                             ----------      ----------
  Change in net unrealized appreciation (depreciation) on:
     Investments (including from affiliated Issuer of $26,357)                               $  595,410
     Futures contracts                                                                            6,521
     Swap contracts                                                                              (3,788)
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies                                       (28,133)     $  570,010
                                                                                             ----------      ----------
 Net realized and unrealized gain (loss) on investments, swap contracts, futures
  contracts and foreign currency transactions                                                                $  567,022
                                                                                                             ----------
  Net increase in net assets resulting from operations                                                       $1,303,603
                                                                                                             ==========

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                         Six Months
                                                                                            Ended
                                                                                           6/30/17        Year Ended
                                                                                         (unaudited)       12/31/16
FROM OPERATIONS:
Net investment income (loss)                                                             $   736,581     $  1,597,166
Net realized gain (loss) on investments, swap contracts, futures contracts
   and foreign currency transactions                                                          (2,988)         193,453
Change in net unrealized appreciation (depreciation) on investments, swap contracts,
   futures contracts and foreign currency transactions                                       570,010        1,292,979
                                                                                         -----------     ------------
         Net increase in net assets resulting from operations                            $ 1,303,603     $  3,083,598
                                                                                         -----------     ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class I ($0.19 and $0.35 per share, respectively)                                  $  (198,209)    $   (389,575)
      Class II ($0.17 and $0.33 per share, respectively)                                    (573,514)      (1,095,773)
Net realized gain:
      Class I ($0.01 and $0.00 per share, respectively)                                      (11,057)              --
      Class II ($0.01 and $0.00 per share, respectively)                                     (34,044)              --
                                                                                         -----------     ------------
         Total distributions to shareowners                                              $  (816,824)    $ (1,485,348)
                                                                                         -----------     ------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                         $ 4,735,569     $ 12,687,904
Reinvestment of distributions                                                                816,824        1,487,084
Cost of shares repurchased                                                                (5,571,717)     (17,367,151)
                                                                                         -----------     ------------
      Net decrease in net assets resulting from
         Portfolio share transactions                                                    $   (19,324)    $ (3,192,163)
                                                                                         -----------     ------------
      Net increase (decrease) in net assets                                              $   467,455     $ (1,593,913)

NET ASSETS:
Beginning of period                                                                      $44,909,829     $ 46,503,742
                                                                                         -----------     ------------
End of period                                                                            $45,377,284     $ 44,909,829
                                                                                         ===========     ============
Undistributed net investment income                                                      $   188,240     $    223,382
                                                                                         ===========     ============

                                                 Six Months        Six Months
                                                    Ended             Ended
                                                   6/30/17           6/30/17          Year Ended         Year Ended
                                                    Shares            Amount           12/31/16           12/31/16
                                                 (unaudited)       (unaudited)          Shares             Amount
CLASS I
Shares sold                                         57,828         $   590,535            156,407        $  1,565,662
Reinvestment of distributions                       20,429             209,266             38,573             389,931
Less shares repurchased                            (66,652)           (680,552)          (305,477)         (3,054,636)
                                                 ---------         -----------        -----------        ------------
   Net increase (decrease)                          11,605         $   119,249           (110,497)       $ (1,099,043)
                                                 =========         ===========        ===========        ============
CLASS II
Shares sold                                        405,734         $ 4,145,034          1,095,955        $ 11,122,242
Reinvestment of distributions                       59,439             607,558            108,750           1,097,153
Less shares repurchased                           (478,314)         (4,891,165)        (1,431,455)        (14,312,515)
                                                 ---------         -----------        -----------        ------------
   Net decrease                                    (13,141)        $  (138,573)          (226,750)       $ (2,093,120)
                                                 =========         ===========        ===========        ============

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/17 (UNAUDITED)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Strategic Income VCT Portfolio (the Portfolio) is one of 9 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to produce a high level of current income.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts, or by qualified pension and retirement plans.

On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world. Amundi, one of the world's largest asset managers, is headquartered in Paris, France. As a result of the transaction, Pioneer Investment Management, Inc., the Portfolio's investment adviser, became an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A., a wholly owned subsidiary of UniCredit S.p.A.

In connection with the transaction, the names of the Portfolio's investment adviser and principal underwriter changed. Effective July 3, 2017, the name of Pioneer Investment Management, Inc. changed to Amundi Pioneer Asset Management, Inc. and the name of Pioneer Funds Distributor, Inc. changed to Amundi Pioneer Distributor, Inc.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles (U.S. GAAP) that require the management of the Portfolio to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The Portfolio is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements:

A.   Security Valuation

     The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE.

     Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

     Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

     Event-linked bonds or catastrophe bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

     The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times. The Portfolio may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

     Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts), are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

     Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

     Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.

     Shares of closed-end interval funds that offer their shares at net asset value are valued at such funds' net asset value.

     Securities or loan interests for which independent pricing services or broker dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Amundi Pioneer Asset Management, Inc., (Amundi Pioneer), formerly Pioneer Investment Management, Inc. (PIM), the Portfolio's investment adviser, pursuant to procedures adopted by the Portfolio's Board of Trustees. Amundi Pioneer's, formerly PIM's, fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. Amundi Pioneer's, formerly PIM's, fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ significantly from exchange prices and such differences could be material.

     At June 30, 2017, there were no securities valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry valuation model).

B.   Investment Income and Transactions

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

     Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/17 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Foreign Currency Translation

     The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in the market prices of those securities but are included with the net realized and unrealized gain or loss on investments.

D.   Forward Foreign Currency Contracts

     The Portfolio may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (See Note 5).

E.   Federal Income Taxes

     It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2016, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by Federal and State tax authorities.

     In addition to meeting the requirements of the Internal Revenue Code, the Portfolio may be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries.

     In determining the daily net asset value, the Portfolio estimates the reserve for the repatriation of taxes, if any, associated with its investments in certain countries. The estimated reserve for capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding period of such securities and the related tax rates, tax loss carryforwards (if applicable) and other such factors. As of June 30, 2017, the Portfolio had accrued $528 in reserve for repatriation taxes related to capital gains.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

     The tax character of current year distributions payable will be determined at the end of the Portfolio's taxable year. The tax character of distributions paid during the year ended December 31, 2016 and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2016, were as follows:

     ---------------------------------------------------------------------------
                                                                       2016
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                                                  $1,485,348
     Long-term capital gain                                                   --
                                                                      ----------
       Total distributions                                            $1,485,348
                                                                      ==========
     Distributable Earnings:
     Undistributed ordinary income                                    $  306,987
     Net unrealized appreciation                                          81,687
                                                                      ----------
       Total                                                          $  388,674
                                                                      ==========

     The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax adjustments relating to catastrophe bonds, interest accruals on preferred stock, defaulted bonds, the mark-to-market on foreign currency contracts, credit default swaps and futures contracts.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

F.   Portfolio Shares and Class Allocations

     The Portfolio records sales and repurchases of its shares as of trade date. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see
     Note 4). Class I shares do not pay distribution fees.

     All expenses and fees paid to the Portfolios' transfer agent for its services are allocated between the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     The Portfolio declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates. Dividends and distributions to shareowners are recorded on the ex-dividend date.

G.   Risks

     When interest rates rise, the prices of fixed-income securities in the Portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Portfolio will generally rise. Interest rates in the U.S. recently have been historically low, so the Portfolio faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Portfolio. Investments in the Portfolio are subject to possible loss due to the financial failure of underlying issuers and their inability to meet their debt obligations. Prepayment risk is the chance that fixed-income securities will be paid off early if interest rates fall. Certain securities in which the Portfolio invests, including floating rate loans, once sold, may not settle for an extended period (for example, several weeks or even longer). The Portfolio will not receive its sale proceeds until that time, which may constrain the Portfolio's ability to meet its obligations (including obligations to redeeming shareholders). The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

H.   Insurance-Linked Securities (ILS)

     The Portfolio invests in event-linked bonds. Event-linked bonds are floating rate debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. The trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments, or may be based on specified actual losses. If a trigger event occurs, as defined within the terms of an event-linked bond, the Portfolio may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The Portfolio is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, event-linked bonds may expose the Portfolio to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

     The Portfolio's investments in ILS may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange traded instruments.

     Structured reinsurance investments, including quota share instruments, collateralized reinsurance investments and ILWs, generally are subject to the same risks as event-linked bonds. In addition, where the instruments are based on the performance of underlying reinsurance contracts, the Portfolio has limited transparency into the individual underlying contracts and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for Amundi Pioneer, formerly PIM, to fully evaluate the underlying

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/17 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

     risk profile of the Portfolio's structured reinsurance investments and therefore the Portfolio's assets are placed at greater risk of loss than if Amundi Pioneer, formerly PIM, had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Portfolio. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Portfolio is forced to sell an illiquid asset, the Portfolio may be forced to sell at a loss.

I.   Futures Contracts

     The Portfolio may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Portfolio are traded on a futures exchange. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at June 30, 2017 was $103,750 and is recorded within "Restricted cash" in the Statement of Assets and Liabilities. Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized appreciation or depreciation. When the contract is closed, the Portfolio realizes a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market, interest rate and counterparty risks, which may exceed the amounts recognized by the Portfolio. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. The average value of contracts open during the six months ended June 30, 2017 was $(5,734,053).

     At June 30, 2017, open futures contracts were as follows:

-----------------------------------------------------------------------------------------------------------
                                               Number of                                       Unrealized
                                               Contracts       Settlement                     Appreciation
Description                 Counterparty      Long/(Short)       Month           Value       (Depreciation)
-----------------------------------------------------------------------------------------------------------
U.S 2 Year Note (CBT)       Citibank NA             8             9/17       $ 1,728,875        $ (1,268)
U.S Long Bond (CBT)         Citibank NA             5             9/17           768,438           6,757
U.S 10 Year Note (CBT)      Citibank NA           (41)            9/17        (5,146,781)          3,566
U.S 5 Year Note (CBT)       Citibank NA           (25)            9/17        (2,945,898)          5,135
U.S. 10 Year Ultra (CBT)    Citibank NA            (4)            9/17          (539,250)          1,004
Euro-BOBL                   Citibank NA           (18)            9/17        (2,707,699)         26,316
U.S. Ultra Bond (CBT)       Citibank NA             1             9/17           165,875           3,221
-----------------------------------------------------------------------------------------------------------
  Total                                                                      $(8,676,440)       $ 44,731
-----------------------------------------------------------------------------------------------------------

J.   Credit Default Swap Agreements

     A credit default swap is a contract between a buyer of protection and a seller of protection against a predefined credit event on underlying reference obligation, which may be a single security or a basket or index of securities. The Portfolio may sell or buy credit default swap contracts to seek to increase the Portfolio's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices. As a seller of protection, the Portfolio would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Portfolio. In return, the Portfolio would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligation. The Portfolio may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Portfolio would function as the counterparty referenced above.

     When the Portfolio enters into a credit default swap contract, the protection buyer makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Portfolio, as the protection buyer, is recorded as an asset in the Statement of Assets and Liabilities. Periodic payments received or paid by the Portfolio are recorded as realized gains or losses in the Statement of Operations.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

     Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses in the Statement of Operations.

     Credit default swap contracts involving the sale of protection may involve greater risks than if the Portfolio had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a protection buyer and no credit event occurs, it will lose its investment. If the Portfolio is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Portfolio, together with the periodic payments received, may be less than the amount the Portfolio pays to the protection buyer, resulting in a loss to the Portfolio.

     Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Portfolio are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Portfolio is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as variation margin on centrally cleared swaps on the Statement of Assets and Liabilities.

     Open credit default swap contracts at June 30, 2017 are listed at the end of the Schedule of Investments. The average value of swap contracts open during the six months ended June 30, 2017 was $(47,407).

2. Management Agreement

Amundi Pioneer, formerly PIM, manages the Portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Portfolio's average daily net assets. For the six months ended June 30, 2017, the effective management fee (excluding acquired fund fees and expenses) was 0.61% of the Portfolio's average daily net assets.

Amundi Pioneer, formerly PIM, contractually agreed to limit ordinary operating expenses to the extent required to reduce Portfolio expenses to 0.75% and 1.00%, of the average daily net assets attributable to Class I and Class II shares, respectively. These expense limitations are in effect through May 1, 2018. There can be no assurance that Amundi Pioneer, formerly PIM, will extend the expense limitation agreement for a class of shares beyond the date referred to above. Fees waived and expenses reimbursed during the six months ended June 30, 2017 are reflected on the Statement of Operations.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $15,293 in management fees, administrative costs and certain other reimbursements payable to Amundi Pioneer, formerly PIM, at June 30, 2017.

3. Transfer Agent

Boston Financial Data Services, Inc. serves as the transfer agent to the Portfolio at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Portfolio's omnibus relationship contracts.

4. Distribution Plan

The Portfolio has adopted a Distribution Plan (the Plan) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, the Portfolio pays Amundi Pioneer Distributor, Inc., formerly, Pioneer Funds Distributor, Inc. (PFD) a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate Amundi Pioneer Distributor, Inc., formerly PFD, for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by Amundi Pioneer Distributor, Inc., formerly PFD, in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $2,348 in distribution fees payable to Amundi Pioneer Distributor, Inc., formerly PFD, at June 30, 2017.

5. Forward Foreign Currency Contracts

During the six months ended June 30, 2017, the Portfolio entered into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The average value of contracts open during the six months ended June 30, 2017 was $(2,375,329).

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/17 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

As of June 30, 2017, open forward foreign currency contracts were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                Currency            In                                   Settlement    Unrealized
 Currency Sold             Deliver             Purchased       Exchange for      Counterparty                Date     Appreciation
------------------------------------------------------------------------------------------------------------------------------------
 KRW                    (263,630,000)                USD          232,273      Goldman Sachs & Co.        7/25/2017    $  1,828
 INR                      (1,203,047)                USD           18,530   J.P. Morgan Chase Bank NA      9/5/2017          66
 USD                        (237,280)                SEK        2,075,000         Citibank NA             7/27/2017       9,194
 USD                        (118,848)                NOK        1,013,417         Citibank NA             7/25/2017       2,509
 USD                        (114,944)                GBP           90,000      Goldman Sachs & Co.        9/28/2017       2,522
------------------------------------------------------------------------------------------------------------------------------------
     Total                                                                                                             $ 16,119
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                Currency            In                                   Settlement    Unrealized
 Currency Sold             Deliver             Purchased       Exchange for         Counterparty             Date     Depreciation
------------------------------------------------------------------------------------------------------------------------------------
 USD                        (113,859)                PHP        5,685,000        Bank of America NA       7/10/2017    $ (1,136)
 IDR                  (1,288,671,550)                USD           95,826    State Street Bank & Trust    7/12/2017        (790)
 INR                     (20,159,662)                USD          309,316        Bank of America NA       7/12/2017      (2,367)
 EUR                      (1,039,909)                USD        1,136,995        Goldman Sachs & Co.      7/31/2017     (52,514)
 NZD                        (902,668)                USD          657,655            BNY Mellon            8/3/2017      (3,184)
------------------------------------------------------------------------------------------------------------------------------------
     Total                                                                                                             $(59,991)
------------------------------------------------------------------------------------------------------------------------------------

     EUR - Euro                     NZD - New Zealand Dollar
     GBP - British Pound            NOK - Norwegian Krone
     IDR - Indonesian Rupiah        PHP - Philippine Peso
     INR - Indian Rupee             SEK - Swedish Krona
     KRW - South Korean Won

6. Assets and Liabilities Offsetting

The Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs the trading of certain Over the Counter (OTC) derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of event of a default and/or termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Portfolio's credit risk to its counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, the Portfolio's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each specific ISDA of each counterparty is subject.

The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a threshold (a "minimum transfer amount") before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio and/or counterparty is held in segregated accounts by the Portfolio's custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Portfolio's collateral obligations, if any, will be reported separately in the Statement of Assets and Liabilities as "Restricted Cash." Securities pledged by the Portfolio as collateral, if any, are identified as such in the Schedule of Investments.

Financial instruments subject to an enforceable master netting agreement such as an ISDA Master Agreement have been offset on the Statement of Assets and Liabilities except for forward foreign currency contracts, which are shown on a gross basis. The following charts show gross assets and liabilities of the Portfolio as of June 30, 2017.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

-------------------------------------------------------------------------------------------------------------------------
                          Derivative Assets      Derivatives         Non-Cash             Cash            Net Amount
                          Subject to Master       Available         Collateral         Collateral        of Derivative
Counterparty              Netting Agreement       for Offset        Received (a)       Received (a)        Assets (b)
-------------------------------------------------------------------------------------------------------------------------
Bank of America NA           $       --          $        --        $         --       $         --       $       --
BNY Mellon                           --                   --                  --                 --               --
Citibank NA                      11,703                   --                  --                 --           11,703
Goldman Sachs & Co.               4,350               (4,350)                 --                 --               --
J.P. Morgan Chase Bank NA           825                   --                  --                 --              825
Morgan Stanley Capital
    Services LLC                  1,263                   --                  --                 --            1,263
State Street Bank & Trust            --                   --                  --                 --               --
-------------------------------------------------------------------------------------------------------------------------
    Total                    $   18,141          $    (4,350)       $         --       $         --       $   13,791
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                        Derivative Liabilities   Derivatives          Non-Cash             Cash           Net Amount
                           Subject to Master      Available          Collateral         Collateral       of Derivative
Counterparty               Netting Agreement      for Offset         Pledged (a)        Pledged (a)      Liabilities (c)
-------------------------------------------------------------------------------------------------------------------------
Bank of America NA           $    3,503          $        --        $         --       $         --       $    3,503
BNY Mellon                        3,184                   --                  --                 --            3,184
Citibank NA                          --                   --                  --                 --               --
Goldman Sachs & Co.              52,514               (4,350)                 --                 --           48,164
J.P. Morgan Chase Bank NA            --                   --                  --                 --               --
Morgan Stanley Capital
    Services LLC                     --                   --                  --                 --               --
State Street Bank & Trust           790                   --                  --                 --              790
-------------------------------------------------------------------------------------------------------------------------
    Total                    $   59,991          $    (4,350)       $         --       $         --       $   55,641
-------------------------------------------------------------------------------------------------------------------------

(a) The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.

(b) Represents the net amount due from the counterparty in the event of default.

(c) Represents the net amount payable to the counterparty in the event of default.

7. Additional Disclosures about Derivative Instruments and Hedging Activities

The Portfolio's use of derivatives may subject it to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/17 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at June 30, 2017 was as follows:

----------------------------------------------------------------------------------------------------------------------
                                                                                Foreign
Statement of Assets                              Interest Rate     Credit     Exchange Rate    Equity       Commodity
and Liabilities                                       Risk          Risk          Risk          Risk          Risk
----------------------------------------------------------------------------------------------------------------------
Assets
  Net unrealized appreciation on
    swap contracts                                $      --     $    2,022    $        --    $        --    $    --
  Unrealized appreciation of
    forward foreign currency contracts                   --             --         16,119             --         --
  Unrealized appreciation of
    futures contracts*                               45,999             --             --             --         --
----------------------------------------------------------------------------------------------------------------------
  Total Value                                     $  45,999     $    2,022    $    16,119    $        --    $    --
----------------------------------------------------------------------------------------------------------------------
Liabilities
   Unrealized depreciation of
     forward foreign currency contracts           $      --     $       --    $    59,991    $        --    $    --
   Net unrealized depreciation on
     centrally cleared swap contracts                    --          1,688             --             --         --
   Unrealized depreciation of
     futures contracts*                               1,268             --             --             --         --
----------------------------------------------------------------------------------------------------------------------
  Total Value                                     $   1,268     $    1,688    $    59,991    $        --    $    --
----------------------------------------------------------------------------------------------------------------------

*    Reflects unrealized appreciation/depreciation of futures contracts (see
     Note 1J). The current day's variation margin is disclosed on the Statement of Assets and Liabilities.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at June 30, 2017 was as follows:

-------------------------------------------------------------------------------------------------------------------------
                                                                                Foreign
                                            Interest Rate       Credit       Exchange Rate        Equity       Commodity
Statement of Operations                          Risk            Risk            Risk              Risk          Risk
-------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on
  Swap contracts                             $      --        $ (11,573)      $       --       $        --      $    --
  Futures contracts                            (20,052)              --               --                --           --
  Forward foreign currency contracts*               --               --         (112,783)               --           --
-------------------------------------------------------------------------------------------------------------------------
  Total Value                                $ (20,052)       $ (11,573)      $ (112,783)      $        --      $    --
-------------------------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) on
  Swap contracts                             $      --        $  (3,788)      $       --       $        --      $    --
  Futures contracts                              6,521               --               --                --           --
  Forward foreign currency contracts*               --               --          (44,330)               --           --
-------------------------------------------------------------------------------------------------------------------------
  Total Value                                $   6,521        $  (3,788)      $  (44,330)      $        --      $    --
-------------------------------------------------------------------------------------------------------------------------

* Included in the amount shown on the Statement of Operations as forward foreign currency contracts and other assets and liabilities denominated in foreign currencies.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

8. Results of Shareholder Meeting

At a special meeting held on June 13, 2017, shareholders of the Portfolio were asked to consider the proposals described below. A report of the total votes cast by the Portfolio's shareholders follows:

-----------------------------------------------------------------------------------------------------------------------
                                               For               Against           Abstain            Broker Non-Votes
-----------------------------------------------------------------------------------------------------------------------
Proposal 1 - To approve a New
Management Agreement with
the Adviser                               3,643,512.513         81,402.207       658,373.155                0.000
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                                                      For                 Withhold
-----------------------------------------------------------------------------------------------------------------------
Proposal 2 - To elect Trustees
-----------------------------------------------------------------------------------------------------------------------
David R. Bock                                                                  54,456,647.995          3,258,595.894
-----------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman                                                           54,442,669.321          3,272,574.568
-----------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham                                                           54,676,097.231          3,039,146.658
-----------------------------------------------------------------------------------------------------------------------
Lisa M. Jones                                                                  54,709,436.196          3,005,807.693
-----------------------------------------------------------------------------------------------------------------------
Lorraine H. Monchak                                                            54,670,996.962          3,044,246.927
-----------------------------------------------------------------------------------------------------------------------
Thomas J. Perna                                                                54,595,257.758          3,119,986.131
-----------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret                                                            54,695,869.483          3,019,374.406
-----------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi                                                              54,591,971.440          3,123,272.449
-----------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes                                                              54,594,783.037          3,120,460.852
-----------------------------------------------------------------------------------------------------------------------

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

Change in Independent Registered Public Accounting Firm

Prior to July 3, 2017 Pioneer Investment Management, Inc. (the "Adviser"), the Portfolio's investment adviser, was an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On that date, UniCredit completed the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the "Transaction"). As a result of the Transaction, the Adviser became an indirect, wholly-owned subsidiary of Amundi. Amundi is controlled by Credit Agricole S.A. Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide.

Deloitte & Touche LLP ("D&T"), the Portfolio's previous independent registered public accounting firm, informed the Audit Committee and the Board that it would no longer be independent with respect to the Portfolio upon the completion of the Transaction as a result of certain services being provided to Amundi and Credit Agricole, and, accordingly, that it intended to resign as the Portfolio's independent registered public accounting firm upon the completion of the Transaction. D&T's resignation was effective on July 3, 2017, when the Transaction was completed.

During the periods as to which D&T has served as the Portfolio's independent registered public accounting firm, including the Portfolio's two most recent fiscal years preceding the fiscal year ended December 31, 2017, D&T's reports on the Portfolio's financial statements have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

Effective immediately following the completion of the Transaction on July 3, 2017, the Board, acting upon the recommendation of the Audit Committee, engaged a new independent registered public accounting firm, Ernst & Young LLP ("EY"), for the Portfolio's fiscal year ended December 31, 2017.

Prior to its engagement, EY had advised the Portfolio's Audit Committee that EY had identified the following matters, in each case relating to services rendered by other member firms of Ernst & Young Global Limited, all of which are located outside the United States, to UniCredit and certain of its subsidiaries during the period commencing July 1, 2016, that it determined to be inconsistent with the auditor independence rules set forth by the Securities and Exchange Commission ("SEC"): (a) project management support services to UniCredit in the Czech Republic, Germany, Italy, Serbia and Slovenia in relation to twenty-two projects, that were determined to be inconsistent with Rule 2-01(c)(4)(vi) of Regulation S-X (management functions); (b) two engagements for UniCredit in Italy where fees were contingent/success based and that were determined to be inconsistent with Rule 2-01(c)(5) of Regulation S-X (contingent fees); (c) four engagements where legal and expert services were provided to UniCredit in the Czech Republic and Germany, and twenty engagements where the legal advisory services were provided to UniCredit in Austria, Czech Republic, Italy and Poland, that were determined to be inconsistent with Rule 2-01(c)(4)(ix) and (x) of Regulation S-X (legal and expert services); and (d) two engagements for UniCredit in Italy involving assistance in the sale of certain assets, that were determined to be inconsistent with Rule 2-01(c)(4)(viii) of Regulation S-X (broker-dealer, investment advisor or investment banking services). None of the foregoing services involved the Portfolio, any of the other funds in the Pioneer Family of Funds or any other Pioneer entity sold by UniCredit in the Transaction.

EY advised the Audit Committee that it had considered the matters described above and had concluded that such matters would not impair EY's ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Portfolio under the SEC and Public Company Accounting Oversight Board independence rules, and that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion. Management and the Audit Committee considered these matters and discussed the matters with EY and, based upon EY's description of the matters and statements made by EY, Management and the Audit Committee believe that EY will be capable of exercising objective and impartial judgment in connection with the audits of the financial statements of the Portfolio, and Management further believes that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
APPROVAL OF NEW AND INTERIM MANAGEMENT AGREEMENTS
--------------------------------------------------------------------------------

Amundi Pioneer Asset Management, Inc. (Amundi Pioneer), formerly Pioneer Investment Management, Inc., serves as the investment adviser to Pioneer Strategic Income VCT Portfolio (the Portfolio) pursuant to an investment management agreement between Amundi Pioneer and the Portfolio.

On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world (the "Transaction"). As a result of the Transaction, Amundi Pioneer became an indirect wholly-owned subsidiary of Amundi and Amundi's wholly-owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A. ("PGAM"), a wholly-owned subsidiary of UniCredit S.p.A. ("UniCredit").

Under the Investment Company Act of 1940, the Portfolio's current investment management agreement (the "Current Management Agreement") terminated automatically upon the consummation of the Transaction. In order for Amundi Pioneer to continue to manage the Portfolio after the consummation of the Transaction, the Trustees and shareholders of the Portfolio were required to approve a new investment management agreement for the Portfolio (the "New Management Agreement"). As discussed below, the Board of Trustees of the Portfolio approved the New Management Agreement at a meeting held on March 6-7, 2017. The New Management Agreement was approved by the shareholders of the Portfolio at a meeting held on June 13, 2017. The Board of Trustees of the Portfolio also approved an interim investment management agreement between Amundi Pioneer and the Portfolio (the "Interim Management Agreement") at the March 6-7, 2017 meeting. The Interim Management Agreement would have taken effect upon the closing of the Transaction in the event that the shareholders of the Portfolio did not approve the New Management Agreement.

Board Evaluation of the New and Interim Management Agreements

The Board evaluated the Transaction and the New Management Agreement and Interim Management Agreement for the Portfolio. In connection with their evaluation of the Transaction and the New Management Agreement for the Portfolio, the Trustees requested such information as they deemed reasonably necessary, including: (a) the structure of the Transaction and the strategy underlying the Transaction;
(b) the anticipated benefits of the Transaction to the Portfolio and its shareholders; (c) the post-Transaction plans for Amundi Pioneer, including Amundi's plans for integration of Pioneer Investments and Amundi Pioneer with its existing asset management businesses and plans for the future development of Amundi Pioneer; (d) the effect of the Transaction on the ongoing services provided to the Portfolio, including the need to select a new independent registered public accounting firm for the Portfolio, and any plans to modify the operations of the Portfolio; (e) the stability and continuity of Amundi Pioneer's management and key employees, including compensation and benefits to Amundi Pioneer's key employees, and retention plans and incentive plan structure; (f) the post-Transaction indebtedness and financial resources of Amundi Pioneer; (g) Amundi's legal and operational structure, its principal shareholders and senior management, its investment management, risk management, administrative, legal and compliance functions; (h) certain regulatory matters relating to Amundi's affiliates; and (i) Amundi's commitment to the United States, including the role of Amundi Pioneer in the larger Amundi business.

The Trustees also requested and obtained the following information in connection with their evaluation of the Transaction and the New Management Agreement for the Portfolio: (i) memoranda provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the New Management Agreement; (ii) the qualifications of the investment management teams for the Portfolio, as well as the level of investment by the Portfolio's portfolio managers in the Portfolio; (iii) the Portfolio's management fees and total expense ratios, the financial statements of Amundi Pioneer and its pre- and post-Transaction parent companies, profitability analyses from Amundi Pioneer, and analyses from Amundi Pioneer as to possible economies of scale; (iv) the profitability of the institutional business of Amundi Pioneer and Amundi Pioneer's affiliate, Amundi Pioneer Institutional Asset Management, Inc. ("Amundi Pioneer Institutional") as compared to that of Amundi Pioneer's fund management business; and (v) the differences between the fees and expenses of the Portfolio and the fees and expenses of Amundi Pioneer's and Amundi Pioneer Institutional's institutional accounts, as well as the different services provided by Adviser to the Portfolio and by Amundi Pioneer and Amundi Pioneer Institutional to the institutional accounts. In addition, the Trustees considered the information provided at regularly scheduled meetings throughout the year regarding the Portfolio's performance and risk attributes, including through meetings with investment management personnel, and took into account other information related to the Portfolio provided to the Trustees at regularly scheduled meetings. The Trustees also considered information they had received in their review of the continuance of the Current Management Agreement for the Portfolio in September 2016.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
APPROVAL OF NEW AND INTERIM MANAGEMENT AGREEMENTS                    (continued)
--------------------------------------------------------------------------------

At meetings held on January 9, 2017 and January 10, 2017, the Trustees met with representatives of Amundi and PGAM, including separate meetings of the Trustees who are not "interested persons" of the Fund Complex ("Independent Trustees") and counsel with representatives of Amundi and PGAM, and subsequently with representatives of Amundi. In those meetings, they received an extensive presentation from the representatives of Amundi, including the chief executive officer of Amundi, describing Amundi's background and history, its global asset management activities, the growth of its business, and its status as the largest asset management firm in Europe and one of the largest globally; its capital structure and financial resources, including information as to the financing of the Transaction; its principal investors, including its majority investor Credit Agricole S.A., and Credit Agricole's long-term commitment to the asset management business; the philosophy and strategy underlying the Transaction and the complementarity of Amundi's and Pioneer Investments' respective asset management businesses; Amundi's various operating and investment committees and how they would likely interact with Amundi Pioneer; the proposed integration process, including the progress to date and the establishment of various integration work streams; Amundi's plans for management of Amundi Pioneer; Amundi's philosophy as to compensation of key employees and its general intentions with respect to incentive plans for key employees of Amundi Pioneer; Amundi's preliminary plans to achieve cost and other synergies; and opportunities to further develop the business of Amundi Pioneer and Amundi Pioneer Institutional, including in the area of institutional asset management, and how that would benefit shareholders of the Pioneer Funds.

In those meetings, the representatives of Amundi confirmed their intention that the Chief Executive Officer and Chief Investment Officer of Amundi Pioneer would remain in their current positions, and confirmed that they do not currently foresee major changes in the day-to-day investment management operations of Amundi Pioneer with respect to the Portfolio as a direct result of the Transaction. They discussed incentive arrangements for key personnel that would continue after the closing of the Transaction and their plans to establish a new long-term incentive plan following the closing. They also generally discussed ways in which Amundi Pioneer could potentially draw on the expanded global resources of Amundi post-Transaction. At those meetings, the Independent Trustees identified certain areas to which they requested further information, including as to trading and execution of securities transactions, research and portfolio management and potential changes in investment process, particularly where asset classes managed by Amundi Pioneer would overlap with asset classes managed by Amundi, the continued availability of resources currently at Pioneer Investments or elsewhere within Amundi to assist in management of certain Funds, and any anticipated significant changes in operations. The Independent Trustees considered the uncertainty as to whether the Portfolio's independent registered public accounting firm could continue to act in that capacity after the closing of the Transaction. The Independent Trustees also met with counsel to review the information they had received to date and to discuss next steps.

Subsequently, the Trustees received further information from Amundi, including written responses to questions raised by the Independent Trustees, and received from Amundi Pioneer the information requested of it. The Independent Trustees reviewed the information provided with counsel at telephonic meetings held on February 16, 2017 and February 27, 2017. The Trustees held a special in-person Board meeting on March 6-7, 2017 for further consideration of the New Management Agreements, the Interim Management Agreements and the Transaction. The Trustees met again with senior executives of Amundi at the March 6-7, 2017 meeting.

At the March 6-7, 2017 meeting, based on their evaluation of the information provided by Amundi Pioneer and Amundi, the Trustees including the Independent Trustees voting separately, approved the New Management Agreement and the Interim Management Agreement for the Portfolio. In considering the New Management Agreement for the Portfolio, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in their determinations. The Trustees considered the same factors with respect to the Interim Management Agreement for the Portfolio.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by Amundi Pioneer to the Portfolio and that are expected to be provided by Amundi Pioneer to the Portfolio following the consummation of the Transaction. The Trustees reviewed the terms of the New Management Agreement, and noted that such terms are substantially similar to the terms of the Current Management Agreement, except for different execution dates, effective dates and termination dates. The Trustees reviewed Amundi Pioneer's investment approach for the Portfolio and its research process. The Trustees considered the resources of Amundi Pioneer and the personnel of Amundi Pioneer who provide investment management services to the Portfolio. They also reviewed the amount of non-investment resources and personnel of Amundi

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

Pioneer that are involved in Amundi Pioneer's services to the Portfolio, including Amundi Pioneer's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by Amundi Pioneer's senior management to the Pioneer Fund complex.

The Trustees considered that Amundi Pioneer supervises and monitors the performance of the Portfolio's service providers and provides the Portfolio with personnel (including Portfolio officers) and other resources that are necessary for the Portfolio's business management and operations and that Amundi Pioneer would continue to provide those investment management and research services and resources to the Portfolio following the consummation of the Transaction. The Trustees also considered that, as administrator, Amundi Pioneer would continue to be responsible for the administration of the Portfolio's business and other affairs. The Trustees considered the fees to be paid to Amundi Pioneer for the provision of administration services.

The Trustees considered that Deloitte & Touche LLP informed the Board that it would no longer be independent with respect to the Portfolio upon the completion of the Transaction and, accordingly, that it would be necessary for the Board to engage a new independent registered public accounting firm for the Portfolio.

The Trustees considered that the Transaction was not expected to have a material adverse impact on the nature, scope and overall quality of services provided to the Portfolio and its shareholders, including investment management, risk management, administrative, compliance, legal and other services, as a result of the Transaction.

In that regard, the Trustees considered that Amundi is one of the largest asset managers globally, and that Amundi Pioneer may have access to additional research and portfolio management capabilities as a result of the Transaction and that Amundi Pioneer, as part of Amundi, is expected to have an enhanced global presence that may contribute to an increase in the overall scale and resources of Amundi Pioneer. Furthermore, in considering whether the Transaction would be expected to have a material adverse impact on the nature, scope and overall quality of services provided to the Portfolio and its shareholders, the Trustees considered the statements by representatives of Amundi that they expect the Chief Executive Officer and Chief Investment Officer of Amundi Pioneer to remain in their current positions and that they do not currently foresee major changes in the day-to-day investment management operations of Amundi Pioneer as a direct result of the Transaction, or the risk management, legal or compliance services provided by Amundi Pioneer, with respect to the Portfolio. They further considered the current incentive arrangements for key personnel of Amundi Pioneer that would continue after the closing of the Transaction. They also noted Amundi's stated intention to establish a new long-term incentive plan following the closing.

The Trustees also took into account their experience in evaluating the proposed combination of Pioneer Investments and Santander Asset Management, which was announced in September, 2014 and abandoned in July, 2016. In light of, among other things, this experience, the Trustees determined that they were not able to identify any realistic alternatives to approving the New Management Agreement that would provide the level of services to the Portfolio and its shareholders that are expected to be provided by Amundi Pioneer after the closing of the Transaction.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that Amundi Pioneer would continue to provide to the Portfolio under the New Management Agreement would be satisfactory and consistent with the terms of the New Management Agreement.

Performance of the Portfolio

In considering the Portfolio's performance, the Trustees regularly reviewed and discussed throughout the year data prepared by Amundi Pioneer and information comparing the Portfolio's performance with the performance of its peer group of funds, as classified by each of Morningstar, Inc. (Morningstar) and Lipper, and the performance of the Portfolio's benchmark index. They also discussed the Portfolio's performance with Amundi Pioneer on a regular basis.

The Trustees' regular reviews and discussions were factored into the Trustees' deliberations concerning the approval of the New Management Agreement.

Management Fee and Expenses

The Trustees noted that the stated management fees to be paid by the Portfolio are identical under the Current Management Agreement and the New Management Agreement. The Trustees considered information showing the fees and expenses of the Portfolio in comparison to the management fees and expense ratios of its peer group of Portfolios as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
APPROVAL OF NEW AND INTERIM MANAGEMENT AGREEMENTS                    (continued)
--------------------------------------------------------------------------------

Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. In all quintile rankings referred to below, first quintile is most favorable to the Portfolio's shareowners. To the extent applicable, the Trustees also considered the impact of transfer agency, sub-transfer agency, and other non-management fee expenses on the expense ratios of the Portfolio. The Trustees noted that they separately review the Portfolio's transfer agency, sub-transfer agency and intermediary arrangements and that the results of the most recent such review were considered in the consideration of the Portfolio's expense ratio.

The Trustees considered that the Portfolio's management fee as of September 30, 2016 was in the fifth quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees considered the Portfolio's relatively small asset size compared to most of the other funds in its peer groups. The Trustees considered that the expense ratio of the Portfolio's Class II shares as of September 30, 2016 was in the fifth quintile relative to its Morningstar category and in the fifth quintile relative to its Strategic Insight peer group, in each case for the comparable period. The Trustees considered the impact of the Portfolio's non-management fee expenses on the expense ratios of the Portfolio, noting that non-management fee operating expenses generally are spread over a smaller asset base than the other funds in its peer groups, which results in these fees being significantly higher as a percentage of assets. The Trustees considered that Amundi Pioneer had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Portfolio.

The Trustees reviewed management fees charged by Amundi Pioneer and Amundi Pioneer Institutional to institutional and other clients, including publicly offered European funds sponsored by Amundi Pioneer's affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered Amundi Pioneer's costs in providing services to the Portfolio and Amundi Pioneer's and Amundi Pioneer Institutional's costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with Amundi Pioneer's and Amundi Pioneer Institutional's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Portfolio and other client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Portfolio and considered that, under both the Current Management Agreement and the New Management Agreement, Amundi Pioneer would perform additional services for the Portfolio that it does not provide to those other clients or services that are broader in scope, including oversight of the Portfolio's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Portfolio is subject. The Trustees also considered the different risks associated with Amundi Pioneer's management of the Portfolio and Amundi Pioneer's and Amundi Pioneer Institutional's management of the other client accounts.

The Trustees concluded that the management fee payable by the Portfolio to Amundi Pioneer was reasonable in relation to the nature and quality of the services to be provided by Amundi Pioneer.

Profitability

The Trustees considered information provided by Amundi Pioneer regarding the profitability of Amundi Pioneer with respect to the advisory services provided by Amundi Pioneer to the Portfolio, including the methodology used by Amundi Pioneer in allocating certain of its costs to the management of the Portfolio. The Trustees also considered Amundi Pioneer's profit margin in connection with the overall operation of the Portfolio. They further reviewed the financial results, including the profit margins, realized by Amundi Pioneer and Amundi Pioneer Institutional from non-fund businesses. The Trustees considered Amundi Pioneer's profit margins with respect to the Portfolio in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that Amundi Pioneer's profitability with respect to the management of the Portfolio was not unreasonable.

Economies of Scale

The Trustees considered Amundi Pioneer's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Portfolio and Portfolio shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by Amundi Pioneer in research and analytical capabilities and Amundi Pioneer's commitment and resource allocation to the Portfolio. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Portfolio.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

Other Benefits

The Trustees considered the other benefits that Amundi Pioneer enjoys from its relationship with the Portfolio. The Trustees considered the character and amount of fees paid or to be paid by the Portfolio, other than under the Current Management Agreement or the New Management Agreement, for services provided by Amundi Pioneer and its affiliates. The Trustees further considered the revenues and profitability of Amundi Pioneer's businesses other than the Portfolio business. To the extent applicable, the Trustees also considered the benefits to the Portfolio and to Amundi Pioneer and its affiliates from the use of "soft" commission dollars generated by the Portfolio to pay for research and brokerage services.

The Trustees considered that following the completion of the Transaction, Amundi Pioneer will be the principal U.S. asset management business of Amundi, and that Amundi's worldwide asset management business will manage over $1.38 trillion in assets (including the Pioneer Funds). This may create opportunities for Amundi Pioneer, Amundi Pioneer Institutional and Amundi that derive from Amundi Pioneer's relationships with the Portfolio, including Amundi's ability to market the services of Amundi Pioneer globally. The Trustees noted that Amundi Pioneer may have access to additional research capabilities as a result of the Transaction and Amundi's enhanced global presence that may contribute to an increase of the overall scale of Amundi Pioneer. The Trustees considered that Amundi Pioneer and the Portfolio are expected to receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Portfolio, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Amundi Pioneer as a result of its relationship with the Portfolio were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the New Management Agreement and the Interim Management Agreement for the Portfolio, including the fees payable thereunder, were fair and reasonable and voted to approve the New Management Agreement and the Interim Management Agreement, and to recommend that shareholders approve the New Management Agreement.

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58
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60

[LOGO]   Amundi Pioneer
         ==============
       ASSET MANAGEMENT

Pioneer Variable Contracts Trust

Officers                                               Trustees
Lisa M. Jones, President and Chief Executive Officer   Thomas J. Perna, Chairman
Mark E. Bradley, Treasurer and Chief                   David R. Bock
Financial Officer                                      Benjamin M. Friedman
Christopher J. Kelley, Secretary and Chief             Margaret B.W. Graham
Legal Officer                                          Lisa M. Jones
                                                       Lorraine H. Monchak
                                                       Marguerite A. Piret
                                                       Fred J. Ricciardi
                                                       Kenneth J. Taubes

Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc., formerly
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Amundi Pioneer Distributor, Inc., formerly
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Boston Financial Data Services, Inc.

[LOGO]   Amundi Pioneer
         ==============
       ASSET MANAGEMENT

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                                                                   19636-11-0817

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Variable Contracts Trust


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date August 28, 2017


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date August 28, 2017


By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date August 28, 2017

* Print the name and title of each signing officer under his or her signature.